As filed with the Securities and Exchange Commission on April 30, 2012

Registration No. 333-83558

811-06584

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 26

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 190

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW

YORK SEPARATE ACCOUNT A

(formerly, The Manufacturers Life Insurance Company of New York Separate Account A)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW

YORK

(formerly, The Manufacturers Life Insurance Company of New York)

(Name of Depositor)

(914) 773-0708

(Depositor’s Telephone Number Including Area Code)

Copy to:

Thomas J. Loftus, Esquire
John Hancock Life Insurance Company of New York
100 Summit Lake Drive, Second Floor	601 Congress Street
Valhalla, New York 10595	Boston MA 02210-2805
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2012, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Venture III® Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 30, 2012

This Prospectus describes interests in VENTURE III® flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture III® Variable Annuity Contract for the name of your issuing Company. Effective April 4, 2009, the Contracts are no longer offered for sale.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus:

JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST

500 Index Trust[1]

Active Bond Trust[1]

All Cap Core Trust[1]

All Cap Value Trust[1]

American Asset Allocation Trust

American Blue Chip Income and Growth Trust[1]

American Global Growth Trust

American Global Small Capitalization Trust

American Growth Trust

American Growth-Income Trust

American High-Income Bond Trust

American International Trust

American New World Trust

Blue Chip Growth Trust

Bond Trust[2]

Capital Appreciation Trust

Capital Appreciation Value Trust

Core Allocation Plus Trust

Core Bond Trust[1]

Core Fundamental Holdings Trust

Core Global Diversification Trust

Core Strategy Trust

Disciplined Diversification Trust

Equity-Income Trust

Financial Services Trust

Franklin Templeton Founding Allocation Trust

Fundamental All Cap Core Trust[1],[3]

Fundamental Holdings Trust[4]

Fundamental Large Cap Value Trust[1],[5]

Fundamental Value Trust

Global Bond Trust

Global Diversification Trust[6]

Global Trust[1]

Health Sciences Trust

High Yield Trust

International Core Trust

International Equity Index Trust A1

International Opportunities Trust

International Small Company Trust

International Value Trust

Investment Quality Bond Trust

Lifestyle Aggressive Trust

Lifestyle Balanced Trust

Lifestyle Conservative Trust

Lifestyle Growth Trust[7]

Lifestyle Moderate Trust

Mid Cap Index Trust[1]

Mid Cap Stock Trust

Mid Value Trust[1]

Money Market Trust

Natural Resources Trust

Real Estate Securities Trust

Real Return Bond Trust[1]
Science & Technology Trust
Short Term Government Income Trust
Small Cap Growth Trust
Small Cap Index Trust[1]
Small Cap Opportunities Trust
Small Cap Value Trust
Small Company Value Trust
Smaller Company Growth Trust
Strategic Income Opportunities Trust[1]
Total Bond Market Trust A
Total Return Trust
Total Stock Market Index Trust[1]
Ultra Short Term Bond Trust
U.S. Equity Trust1, [8]
Utilities Trust[1]
Value Trust
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund[9]
BlackRock Value Opportunities V.I. Fund[9]
BlackRock Global Allocation V.I. Fund[9]
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT All Asset Portfolio[1]

[1]	Not available with Venture III® Contracts issued on or after May 1, 2006.
[2]	Successor to American Bond Trust.
[3]	Formerly Optimized All Cap Trust.
[4]	Formerly American Fundamental Holdings Trust.
[5]	Formerly Optimized Value Trust.
[6]	Formerly American Global Diversification Trust.
[7]	Successor to Core Allocation Trust, Core Balanced Trust and Core Disciplined Diversification Trust.
[8]	Successor to Large Cap Trust.
[9]	Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
Annuities Service Center	Mailing Address	Annuities Service Center	Mailing Address
27 DryDock Avenue, Suite 3	P.O. Box 55444	27 DryDock Avenue, Suite 3	P.O. Box 55445
Boston, MA 02210-2382	Boston, MA 02205-5444	Boston, MA 02210-2382	Boston, MA 02205-5445
(800) 344-1029	www.jhannuities.com	(800) 551-2078	www.jhannuitiesnewyork.com

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits.”

Age 65 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) turns age 65.

Age 95 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider turns age 95.

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix C: “Optional Enhanced Death Benefits.”

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 27 DryDock Avenue, Suite 3, Boston, MA 02210-2382.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts), and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a “Guaranteed Withdrawal Balance” in the Rider you purchase. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

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Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

Contract: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

Contract Anniversary: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.

Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a potential way to increase the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Period: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a “Bonus Period,” “Lifetime Income Bonus Period,” or the period ending on a “Target Date” in the Rider you purchased. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Rate: The rate that we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Debt: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

Excess Withdrawal: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

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John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Lifetime Income Date: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Loan Account: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons, co-Owners, or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contracts.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Reset: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take an Excess Withdrawal (see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Step-Up: A term used with some of our optional benefit Riders to describe a potential way to increase the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix E: “Optional Guaranteed Minimum Income Benefits” for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.

Step-Up Date: The date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

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Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under a Contract. “Variable” means amounts in a Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.

This Prospectus describes Contracts purchased before April 4, 2009. For these purposes, “purchase” means that you completed an application and we received it before April 4, 2009. In certain instances, your Contract may have a Contract Date after this date.

We do not authorize this Prospectus for use in connection with the purchase of a new Venture III® Variable Annuity Contract on or after April 4, 2009.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to diversified Investment Options, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

How can I invest money in the Contract?

We use the term Purchase Payments to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time, subject to the following limits. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.

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There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits.”

Minimum Initial Purchase Payment	Minimum Additional Purchase Payment
$10,000	$30

What charges do I pay under the Contract?

Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to Contract Value you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Options you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a Guaranteed Minimum Withdrawal Benefit Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.

Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

•

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolios.

•

Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

Fixed Investment Options. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See “V. Description of the Contract – Fixed Investment Options” for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for details.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Purchase Payments at any time.

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Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in “V. Description of the Contract—Transfers among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During the Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period.”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (See “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (See Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”). A withdrawal may also be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders may have been available to me under the Contract?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this Prospectus:

Appendix C: Optional Enhanced Death Benefits

•	Guaranteed Earnings Multiplier Death Benefit;

•	Triple Protection Death Benefit; and

•	Annual Step-Up Death Benefit.

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

•	Income Plus For Life 12.08;

•	Income Plus For Life – Joint Life 12.08;

•	Income Plus For Life (Quarterly Step-Up Review);

•	Income Plus For Life – Joint Life (Quarterly Step-Up Review);

•	Income Plus For Life (Annual Step-Up Review);

•	Income Plus For Life – Joint Life (Annual Step-Up Review);

•	Principal Plus;

•	Principal Plus for Life;

•	Principal Plus for Life Plus Automatic Annual Step-Up;

•	Principal Plus for Life Plus Spousal Protection; and

•	Principal Returns.

We use the term “Income Plus For Life Series Riders” in the Prospectus to refer to all six Income Plus For Life Riders issued with the Contracts, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life – Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life – Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; and Income Plus For Life – Joint Life 12.08.

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If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix E: Optional Guaranteed Minimum Income Benefits

•	Guaranteed Retirement Income Program – offered by John Hancock USA;

•	Guaranteed Retirement Income Program – offered by John Hancock New York.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);

•	payment of any death benefit proceeds;

•	periodic payments under one of our annuity payment options;

•	certain ownership changes; and

•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the nature of any Qualified Plan for which the Contract is being used; and

•	the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and a qualified tax advisor. We provide additional information on taxes in the “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

Can I return my Contract?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an IRA, during the first 7 days of the right to review period, you would have received a refund of any Purchase Payments you made if that amount was higher than the Contract Value. The date of cancellation is the date we receive the Contract.

Will I receive a Transaction Confirmation?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

8

III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture III® Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” are more completely described in this Prospectus under “Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

Maximum Withdrawal Charge (as percentage of Purchase Payments)[2]
First Year	6%
Second Year	5%
Third Year	4%
Thereafter	0%

Transfer Fee[3]
Maximum Fee	$25
Current Fee	$0

1	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (See “VI. Charges and Deductions—Premium Taxes”).
2	The charge is taken on a first-in, first-out basis within the specified period of years measured from the date of payment.
3	This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

9

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

	John Hancock USA		John Hancock New York
Annual Contract Fee	$0		$ 0
Annual Separate Account Expenses[1] (as a percentage of average Contract Value)
Mortality and expense risks fee[2]	1.25%		1.25%
Distribution fee	0.25%		0.25%
Administration fee - asset based	0.15%		0.15%
Total Annual Separate Account Expenses (With No optional Riders Reflected)	1.65%		1.65%
Optional Benefits
Fees deducted from Separate Account Optional Annual Step-Up Death Benefit Fee[3]
Optional Guaranteed Earnings Multiplier Benefit Fee	0.20%		0.20%
Total Annual Separate Account Expenses	0.20%		not offere	d
(With Annual Step-Up Death Benefit and Guaranteed Earnings Multiplier Benefit fee reflected, as applicable)	2.05%		1.85%
Other Fees deducted from Contract Value
Optional Guaranteed Minimum Income Programs Fee[1]
Guaranteed Retirement Income Program II
Guaranteed Retirement Income Program III	0.45%		0.45%
Optional Triple Protection Death Benefit[6] (as a percentage of Triple Protection Death Benefit)	0.50 0.50	% %	not offere not offere	d d

1	A daily charge reflected as a percentage of the Variable Investment Options.
2	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of a Contract Owner.
3	The charge for the optional Annual Step-Up Death Benefit is 0.05% of the value of the Variable Investment Options if you purchased the Rider from John Hancock USA prior to May 2003 or from John Hancock New York prior to August 2005.
4	Subject to state availability, John Hancock USA offered the Triple Protection Death Benefit from December 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Program II or Guaranteed Retirement Income Program III.

Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life (Annual Step-Up Review)[1]	Income Plus For Life—Joint Life (Annual Step-Up Review) (not available in New York)[1]	Income Plus For Life (Quarterly Step-Up Review) (issued outside New York)[1]	Income Plus For Life (Quarterly Step-Up Review) (issued in New York)[1]	Income Plus For Life— Joint Life (Quarterly Step-Up Review) (issued outside New York)[1]	Income Plus For Life— Joint Life (Quarterly Step-Up Review) (issued in New York)[1]	Income Plus For Life 12.08 (issued outside New York)[1]	Income Plus For Life 12.08 (issued in New York)[1]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.75%	0.70%	0.75%	0.70%	0.85%	0.80%

Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life— Joint Life 12.08 (issued outside New York)[1]		Income Plus For Life—Joint Life 12.08 (issued in New York)[1]	Principal Plus for Life Plus Automatic Annual Step-Up2	Principal Plus for Life Plus spousal Protection[3]	Principal Plus for Life[4]	Principal Plus[5]	Principal Returns[6]
Maximum Fee	1.20%		1.20%	1.20%	1.20%	0.75%	0.75%	0.95%
Current Fee	0.85%		0.80%	0.70%	0.65%	0.40%	0.30%	0.50%

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[1]

The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.

[2]

The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.

[3]

The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

[4]

The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

[5]

The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

[6]

The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses	Minimum[1]	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued on and after May 13, 2002	0.73%	1.60%
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued prior to May 13, 2002	0.53%	1.60%

[1]

For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.

Examples

We provide the following examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

John Hancock USA Venture III® Contracts with optional benefit Riders, issued after May 1, 2006. Example 1 below assumes that you invest $10,000 in a Contract issued after January 17, 2008 with the Annual Step Death Benefit and Income Plus For Life optional Riders. Example 2 below assumes that you invest $10,000 in a Contract issued after July 17, 2006 with the Annual Step Death Benefit and Principal Plus for Life – Plus Automatic Annual Step-Up optional Riders. Example 3 assumes that you invest $10,000 in a Contract issued between May 1, 2006 and July 16, 2006 with the Annual Step Death Benefit and Principal Plus for Life optional Riders. The examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 1. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-offered optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,025	$1,821	$2,466	$5,126
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$476	$1,454	$2,466	$5,126

Example 2. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-offered optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,022	$1,807	$2,432	$5,008
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$473	$1,440	$2,432	$5,008

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Example 3. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-offered optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$975	$1,668	$2,190	$4,521
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$426	$1,297	$2,190	$4,521

John Hancock USA Venture III® Contracts with optional benefit Riders, issued prior to May 1, 2006. Example 4 below assumes that you invest $10,000 in a Contract issued between December 8, 2003 and April 30, 2006 with the Annual Step Death Benefit, Guaranteed Earnings Multiplier Death Benefit, and Principal Plus for Life optional Riders. Example 5 assumes that you invest $10,000 in a Contract issued between May 13, 2002 and December 7, 2003 with the Annual Step Death Benefit, Guaranteed Earnings Multiplier Death Benefit and Guaranteed Retirement Income Program II optional Riders. Both examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 4. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-offered optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$993	$1,723	$2,283	$4,689
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$446	$1,354	$2,283	$4,689

Example 5. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-offered optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$967	$1,646	$2,152	$4,442
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$420	$1,275	$2,152	$4,442

John Hancock USA Venture III® Contracts with no optional benefit Riders. The following example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios that are available to such Contracts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 6. Minimum Portfolio operating expenses – John Hancock USA Contract with no optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$796	$1,133	$1,268	$2,704
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$241	$741	$1,268	$2,704

John Hancock USA Venture III® Contracts eligible to invest in Series I shares of the John Hancock Variable Insurance Trust. The next two examples apply to Venture III® Contracts issued prior to May 13, 2002 and assume that you invest $10,000 in a Contract and that your investment has a 5% return each year. Example 7 also assumes that we issued the Contract with three optional Riders that were available at the time: Annual Step Death Benefit, Guaranteed Earnings Multiplier and Guaranteed Retirement Income Program II. This example also assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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Example 7. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-issued optional Riders (issued before May 13, 2002)

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$962	$1,633	$2,132	$4,417
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$415	$1,262	$2,132	$4,417

The eighth example also applies to Contracts issued prior to May 13, 2002. This example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 8. Minimum Fund operating expenses – John Hancock USA Contract with no optional Riders (issued before May 13, 2002)

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$777	$1,075	$1,167	$2,502
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$221	$681	$1,167	$2,502

John Hancock New York Venture III® Contracts with optional benefits. Example 9 assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and Income Plus For Life optional Riders. Example 10 assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and Principal Plus for Life - Plus Automatic Annual Step-Up optional Riders. These examples also assume that your investment has a 5% return each year and assume the maximum annual contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 9. Maximum Portfolio operating expenses – John Hancock New York Contract with optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,025	$1,821	$2,466	$5,126
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$476	$1,454	$2,466	$5,126

Example 10. Maximum Portfolio operating expenses – John Hancock New York Contract with optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,022	$1,807	$2,432	$5,008
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$473	$1,440	$2,432	$5,008

John Hancock New York Venture III® Contracts with previously-offered optional benefits. The following example assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and the Guaranteed Retirement Income Program II optional benefit Rider. This example also assumes that your Contract has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 11. Maximum Portfolio operating expenses – John Hancock New York Contract with previously-offered optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$930	$1,536	$1,969	$4,116
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$380	$1,161	$1,969	$4,116

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John Hancock New York Venture III® Contracts with no optional benefits The next example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 12. Minimum Portfolio operating expenses – John Hancock New York Contract with no optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$796	$1,133	$1,268	$2,704
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$241	$741	$1,268	$2,704

The following table describes the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2011, except as stated below in the notes that follow the tables. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table. You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002. For Contracts issued prior to that date, we invest the assets of each Subaccount corresponding to a John Hancock Variable Insurance Trust Portfolio in Series I shares of that Portfolio (except in the case of Portfolios that commenced operations on or after May 13, 2002).

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
500 Index
Series I	0.46%	0.05%	0.02%	—	0.53%	0.00%	0.53%
Series II	0.46%	0.25%	0.02%	—	0.73%	0.00%	0.73%
Active Bond
Series I	0.60%	0.05%	0.03%	0.01%	0.69%	0.00%	0.69%
Series II	0.60%	0.25%	0.03%	0.01%	0.89%	0.00%	0.89%
All Cap Core
Series I	0.78%	0.05%	0.03%	—	0.86%	0.00%	0.86%
Series II	0.78%	0.25%	0.03%	—	1.06%	0.00%	1.06%
All Cap Value
Series I	0.77%	0.05%	0.05%	—	0.87%	0.00%	0.87%
Series II	0.77%	0.25%	0.05%	—	1.07%	0.00%	1.07%
American Asset Allocation[2]
Series II	0.30%	0.75%	0.04% [3]	—	1.09%	0.00%	1.09%
American Blue Chip Income and Growth[2]
Series II	0.41%	0.75%	0.05% [3]	—	1.21%	0.00%	1.21%
American Global Growth[2]
Series II	0.53%	0.75%	0.07% [3]	—	1.35%	0.00%	1.35%
American Global Small Capitalization[2]
Series II	0.70%	0.75%	0.11% [3]	—	1.56%	0.00%	1.56%
American Growth[2]
Series II	0.32%	0.75%	0.05% [3]	—	1.12%	0.00%	1.12%
American Growth-Income[2]
Series II	0.27%	0.75%	0.04% [3]	—	1.06%	0.00%	1.06%
American High-Income Bond[2]
Series II	0.46%	0.75%	0.08% [3]	—	1.29%	0.00%	1.29%
American International[2]
Series II	0.49%	0.75%	0.07% [3]	—	1.31%	0.00%	1.31%
American New World[2]
Series II	0.73%	0.75%	0.12% [3]	—	1.60%	0.00%	1.60%
Blue Chip Growth
Series I	0.78%	0.05%	0.03%	—	0.86%	0.00%	0.86%
Series II	0.78%	0.25%	0.03%	—	1.06%	0.00%	1.06%
Bond
Series II	0.57%	0.25%	0.04%	—	0.86%	0.00%	0.86%

14

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
Capital Appreciation
Series I	0.70%	0.05%	0.04%	—	0.79%	0.00%	0.79%
Series II	0.70%	0.25%	0.04%	—	0.99%	0.00%	0.99%
Capital Appreciation Value
Series II	0.85%	0.25%	0.05%	0.03%	1.18%	0.00%	1.18%
Core Allocation Plus
Series II	0.91%	0.25%	0.08%	—	1.24%	0.00%	1.24%
Core Bond
Series II	0.59%	0.25%	0.03%	—	0.87%	0.00%	0.87%
Core Fundamental Holdings
Series II	0.05%	0.55%	0.04%	0.41%	1.05%	0.01% [4]	1.06%
Core Global Diversification
Series II	0.05%	0.55%	0.04%	0.47%	1.11%	0.00%	1.11%
Core Strategy
Series II	0.05%	0.25%	0.02%	0.49%	0.81%	0.00%	0.81%
Disciplined Diversification
Series II	0.73%	0.25%	0.13%	—	1.11%	0.00%	1.11%
Equity-Income
Series I	0.78%	0.05%	0.03%	—	0.86%	0.00%	0.86%
Series II	0.78%	0.25%	0.03%	—	1.06%	0.00%	1.06%
Financial Services
Series I	0.80% [5]	0.05%	0.08%	—	0.93%	0.00%	0.93%
Series II	0.80% [5]	0.25%	0.08%	—	1.13%	0.00%	1.13%
Franklin Templeton Founding Allocation
Series II	0.04%	0.25%	0.03%	0.93%	1.25%	0.00%	1.25%
Fundamental All Cap Core
Series II	0.68%	0.25%	0.03%	—	0.96%	0.00%	0.96%
Fundamental Holdings
Series II	0.04%	0.75%	0.02%	0.37%	1.18%	0.00%	1.18%
Fundamental Large Cap Value
Series II	0.69%	0.25%	0.04%	—	0.98%	0.00%	0.98%
Fundamental Value
Series I	0.76%	0.05%	0.04%	—	0.85%	0.00%	0.85%
Series II	0.76%	0.25%	0.04%	—	1.05%	0.00%	1.05%
Global
Series I	0.81%	0.05%	0.10%	—	0.96%	-0.01% [6]	0.95%
Series II	0.81%	0.25%	0.10%	—	1.16%	-0.01% [6]	1.15%
Global Bond
Series I	0.70%	0.05%	0.07%	—	0.82%	0.00%	0.82%
Series II	0.70%	0.25%	0.07%	—	1.02%	0.00%	1.02%
Global Diversification
Series II	0.04%	0.75%	0.03%	0.55%	1.37%	0.00%	1.37%
Health Sciences
Series I	1.05%	0.05%	0.08%	—	1.18%	0.00%	1.18%
Series II	1.05%	0.25%	0.08%	—	1.38%	0.00%	1.38%
High Yield
Series I	0.67%	0.05%	0.05%	—	0.77%	0.00%	0.77%
Series II	0.67%	0.25%	0.05%	—	0.97%	0.00%	0.97%
International Core
Series I	0.88%	0.05%	0.14%	—	1.07%	0.00%	1.07%
Series II	0.88%	0.25%	0.14%	—	1.27%	0.00%	1.27%
International Equity Index A
Series I	0.53%	0.05%	0.05%	—	0.63%	0.00%	0.63%
Series II	0.53%	0.25%	0.05%	—	0.83%	0.00%	0.83%
International Opportunities
Series II	0.89%	0.25%	0.07%	—	1.21%	0.00%	1.21%
International Small Company
Series I	0.95%	0.05%	0.16%	—	1.16%	-0.12%	1.04%
Series II	0.95%	0.25%	0.16%	—	1.36%	-0.12%	1.24%
International Value
Series I	0.80%	0.05%	0.12%	—	0.97%	0.00%	0.97%
Series II	0.80%	0.25%	0.12%	—	1.17%	0.00%	1.17%

15

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
Investment Quality Bond
Series I	0.58%	0.05%	0.05%	—	0.68%	0.00%	0.68%
Series II	0.58%	0.25%	0.05%	—	0.88%	0.00%	0.88%
Lifestyle Aggressive
Series I	0.04%	0.05%	0.03%	0.88%	1.00%	0.00%	1.00%
Series II	0.04%	0.25%	0.03%	0.88%	1.20%	0.00%	1.20%
Lifestyle Balanced
Series I	0.04%	0.05%	0.02%	0.69%	0.80%	0.00%	0.80%
Series II	0.04%	0.25%	0.02%	0.69%	1.00%	0.00%	1.00%
Lifestyle Conservative
Series I	0.04%	0.05%	0.02%	0.65%	0.76%	0.00%	0.76%
Series II	0.04%	0.25%	0.02%	0.65%	0.96%	0.00%	0.96%
Lifestyle Growth
Series I	0.04%	0.05%	0.02%	0.70%	0.81%	0.00%	0.81%
Series II	0.04%	0.25%	0.02%	0.70%	1.01%	0.00%	1.01%
Lifestyle Moderate
Series I	0.04%	0.05%	0.02%	0.67%	0.78%	0.00%	0.78%
Series II	0.04%	0.25%	0.02%	0.67%	0.98%	0.00%	0.98%
Mid Cap Index
Series I	0.47%	0.05%	0.02%	—	0.54%	0.00%	0.54%
Series II	0.47%	0.25%	0.02%	—	0.74%	0.00%	0.74%
Mid Cap Stock
Series I	0.83%	0.05%	0.05%	—	0.93%	0.00%	0.93%
Series II	0.83%	0.25%	0.05%	—	1.13%	0.00%	1.13%
Mid Value
Series I	0.95%	0.05%	0.04%	0.02%	1.06%	0.00%	1.06%
Series II	0.95%	0.25%	0.04%	0.02%	1.26%	0.00%	1.26%
Money Market
Series I	0.47%	0.05%	0.03%	—	0.55%	0.00%	0.55%
Series II	0.47%	0.25%	0.03%	—	0.75%	0.00%	0.75%
Natural Resources
Series II	1.00%	0.25%	0.06%	—	1.31%	0.00%	1.31%
Real Estate Securities
Series I	0.70%	0.05%	0.04%	—	0.79%	0.00%	0.79%
Series II	0.70%	0.25%	0.04%	—	0.99%	0.00%	0.99%
Real Return Bond
Series II	0.70%	0.25%	0.08%	—	1.03%	0.00%	1.03%
Science & Technology
Series I	1.05%	0.05%	0.06%	—	1.16%	0.00%	1.16%
Series II	1.05%	0.25%	0.06%	—	1.36%	0.00%	1.36%
Short Term Government Income
Series I	0.56%	0.05%	0.04%	—	0.65%	0.00%	0.65%
Series II	0.56%	0.25%	0.04%	—	0.85%	0.00%	0.85%
Small Cap Growth
Series I	1.06%	0.05%	0.05%	—	1.16%	0.00%	1.16%
Series II	1.06%	0.25%	0.05%	—	1.36%	0.00%	1.36%
Small Cap Index
Series I	0.47%	0.05%	0.03%	0.05%	0.60%	0.00%	0.60%
Series II	0.47%	0.25%	0.03%	0.05%	0.80%	0.00%	0.80%
Small Cap Opportunities
Series I	1.00%	0.05%	0.05%	0.02%	1.12%	-0.09% [6]	1.03%
Series II	1.00%	0.25%	0.05%	0.02%	1.32%	-0.09% [6]	1.23%
Small Cap Value
Series II	1.05%	0.25%	0.04%	0.19%	1.53%	0.00%	1.53%
Small Company Value
Series I	1.03%	0.05%	0.05%	0.20%	1.33%	0.00%	1.33%
Series II	1.03%	0.25%	0.05%	0.20%	1.53%	0.00%	1.53%
Smaller Company Growth
Series I	1.06%	0.05%	0.07%	—	1.18%	-0.13% [6]	1.05%
Series II	1.06%	0.25%	0.07%	—	1.38%	-0.13% [6]	1.25%

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Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
Strategic Income Opportunities
Series I	0.66%	0.05%	0.08%	0.04%	0.83%	0.00%	0.83%
Series II	0.66%	0.25%	0.08%	0.04%	1.03%	0.00%	1.03%
Total Bond Market A
Series II	0.47%	0.25%	0.02%	—	0.74%	0.00%	0.74%
Total Return
Series I	0.68%	0.05%	0.05%	—	0.78%	0.00%	0.78%
Series II	0.68%	0.25%	0.05%	—	0.98%	0.00%	0.98%
Total Stock Market Index
Series I	0.49%	0.05%	0.03%	—	0.57%	0.00%	0.57%
Series II	0.49%	0.25%	0.03%	—	0.77%	0.00%	0.77%
Ultra Short Term Bond
Series II	0.55%	0.25%	0.09%	—	0.89%	0.00%	0.89%
U.S. Equity
Series I7	0.76%	0.05%	0.03%	—	0.84%	0.00%	0.84%
Series II7	0.76%	0.25%	0.03%	—	1.04%	0.00%	1.04%
Utilities
Series I	0.83%	0.05%	0.09%	—	0.97%	0.00%	0.97%
Series II	0.83%	0.25%	0.09%	—	1.17%	0.00%	1.17%
Value
Series I	0.74%	0.05%	0.04%	—	0.83%	0.00%	0.83%
Series II	0.74%	0.25%	0.04%	—	1.03%	0.00%	1.03%
BlackRock Variable Series Funds, Inc.:
BlackRock Basic Value V.I. Fund	0.60%	0.15%	0.07%	—	1.01%	0.00%	0.90%
BlackRock Global Allocation V.I. Fund	0.64%	0.15%	0.05%	0.02%	1.07%	0.00%	0.93%
BlackRock Value Opportunities V.I. Fund	0.75%	0.15%	0.09%	—	1.18%	0.00%	1.08%
PIMCO Variable Insurance Trust (Class M):
VIT All Asset Portfolio	0.43%	0.45% [8]	0.00%	0.74% [9]	1.62% [10,11]	-0.07% [12]	1.55% [13]

[1]

“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio’s investment in underlying portfolios and are included in “Total Annual Operating Expenses.” The Total Annual Operating Expenses shown may not correlate to the Portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

[2]	The table reflects the combined fees of the feeder fund and the master fund.
[3]	“Other Expenses” includes an estimated 0.01% increase for administrative services provided by the Series's investment advisor and its affiliates of American Funds Insurance Series.
[4]

The Adviser has contractually limited other Portfolio level expenses to 0.05%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

[5]	The Management Fee has been restated to reflect contractual changes to the Advisory Agreement.
[6]

The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

[7]	For Portfolios and Series that have not commenced operations or have an inception date of less than six months as of December 31, 2011, expenses are estimated.
[8]	All distribution and/or service (12b-1) fees for Class M shares of the PIMCO All Asset Portfolio are reflected within Distribution and/or Service (12b-1) Fees.
[9]

Acquired Portfolio Fees and Expenses include interest expense of 0.02%. Interest expense is based on the amount incurred during an Underlying PIMCO Portfolio’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the Underlying PIMCO Portfolio for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the Underlying PIMCO Portfolio’s use of such investments as an investment strategy.

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[10]	Total Annual Portfolio Operating Expenses excluding interest expense of the Underlying PIMCO Portfolios is 1.60% for the Class M shares.
[11]

Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio as set forth in the Financial Highlights table of the prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Acquired Portfolio Fees and Expenses.

[12]

PIMCO has contractually agreed, through May 1, 2013, to reduce its advisory fee to the extent that the Underlying PIMCO Portfolio Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation Underlying PIMCO Portfolio Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Portfolio Fees and Expenses listed in the table above.

[13]	Total Annual Portfolio Operating Expenses After Expense Reimbursement excluding interest expense of the Underlying PIMCO Portfolios is 1.53% for the Class M shares.

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

We are subsidiaries of Manulife Financial Corporation.	Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders.

Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

We use our Separate Accounts to support the Variable Investment Options.	You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or

19

(in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

•	the John Hancock Variable Insurance Trust; or

•	(for certain John Hancock USA Contracts issued before May 1, 2006) the PIMCO Variable Insurance Trust with respect to the “PIMCO VIT All Asset Portfolio”; or

•

(for certain John Hancock USA Contracts issued before January 28, 2002) the BlackRock Variable Series Funds, Inc. with respect to the “BlackRock Basic Value V.I. Fund,” the “BlackRock Value Opportunities V.I. Fund” and the “BlackRock Global Allocation V.I. Fund.”

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction Costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

The BlackRock Basic Value V.I. Fund, BlackRock Value Opportunities V.I. Fund, and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC (“BIM”), an affiliate, to act as the investment sub-adviser to the BlackRock Basic Value V.I. Fund, the BlackRock Value Opportunities V.I. Fund and the BlackRock Global Allocation V.I. Fund, and BlackRock International Limited (“BIL”), an affiliate, to act as the investment sub-adviser to the BlackRock Global Allocation V.I. Fund and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.

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If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2011, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds and Master-Feeder Funds

Each of the John Hancock Variable Insurance Trust’s Core Fundamental Holdings, Core Global Diversification, Core Strategy Franklin Templeton Founding Allocation, Fundamental Holdings, Global Diversification, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts and the PIMCO VIT All Asset Portfolio is a “fund of funds” that invests in other underlying mutual funds (collectively, the “Funds of Funds”). Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.

Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding “master fund” which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these JHVIT Funds of Funds in other funds on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a JHVIT Fund of Funds. In addition, the ten largest holdings of each fund will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

21

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)
American Asset Allocation Trust	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Asset Allocation Fund, which invests in common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

American Blue Chip Income and Growth Trust	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Blue Chip Income and Growth Fund, which invests at least 90% of its net assets in equity securities, primarily in equity securities of larger, more established companies domiciled in the U.S.

American Global Growth Trust	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Growth Fund, which invests primarily in common stocks of companies located around the world.

American Global Small Capitalization Trust	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Small Capitalization Fund, which invests primarily in stocks of smaller companies located around the world.

American Growth Trust	Seeks to provide growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth Fund, which invests primarily in common stocks of companies that offer superior opportunities for growth of capital.

American Growth-Income Trust	Seeks long-term growth of capital and income. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

American High-Income Bond Trust	Seeks to provide a high level of current income and, secondarily, capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series High-Income Bond Fund, which invests primarily in higher yielding and generally lower quality debt securities.

22

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series) (Cont.)
American International Trust	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series International Fund, which invests primarily in common stocks of companies located outside the U.S., including in emerging and developing countries, that have potential for growth.

American New World Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series New World Fund, which invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that have potential of providing capital appreciation.

Davis Selected Advisers, L.P.
Financial Services Trust	Seeks growth of capital. To do this, the Portfolio invests at least 80% of its net assets in companies that are principally engaged in financial services.

Fundamental Value Trust	Seeks growth of capital. To do this, the Portfolio invests primarily in common stocks of U.S. companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

Declaration Management & Research LLC
Total Bond Market Trust A	Seeks to track the performance of the Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Active Bond Trust	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years. As part of its investment strategy, the Portfolio may invest in mortgage-backed securities to a significant extent.

Deutsche Investment Management Americas Inc. (“DIMA”)
Real Estate Securities Trust[2]	Seeks to achieve a combination of long-term capital appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of REITs and real estate companies.

Dimensional Fund Advisors LP
Disciplined Diversification Trust	Seeks total return consisting of capital appreciation and current income. To do this, the Portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets.

23

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Dimensional Fund Advisors LP
International Small Company Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in securities of small cap companies in the particular markets in which the Portfolio invests. The Portfolio will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

Dimensional Fund Advisors LP (“DFA”) & Invesco Advisers, Inc. (“Invesco Advisers”)[3]
Small Cap Opportunities Trust	Seeks long-term capital appreciation. To do this, the portion of the Portfolio’s net assets managed by Invesco Aim is invested in at least 80% equity securities of small-capitalization companies, and the portion of the Portfolio’s net assets managed by DFA is invested in a broad and diverse group of readily marketable common stocks of U.S. small- and mid-cap companies.

Frontier Capital Management Company, LLC, Perimeter Capital Management and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited[4]
Smaller Company Growth Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small cap equity securities.

Grantham, Mayo, Van Otterloo & Co. LLC
International Core Trust	Seeks high total return. To do this, the Portfolio invests at least 80% of its total assets in a diversified portfolio of equity investments from developed markets outside the U.S.

U.S. Equity Trust (successor to Large Cap Trust)	Seeks long term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in equity securities intended to provide higher returns than the Russell 3000 Index[6].

Invesco Advisers, Inc.[5]
Value Trust	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio, invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

Jennison Associates LLC
Capital Appreciation Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that exceed $1 billion in capitalization and are attractively valued and have above-average growth prospects.
John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Core Allocation Plus Trust	Seeks to provide total return, consisting of long-term capital appreciation and current income. To do this, the Portfolio invests in equity and fixed income securities of issuers located within and outside the U.S.

24

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC (Cont.)
Franklin Templeton Founding Allocation Trust	Seeks long-term growth of capital. To do this, the Portfolio invests primarily in three underlying Portfolios: Global Trust, Income Trust and Mutual Shares Trust. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

Fundamental All Cap Core Trust (formerly, Optimized All Cap Trust)	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of highly differentiated companies across the capitalization spectrum with key growth drivers, sustainable cash flow production and high returns on capital.

Fundamental Large Cap Value Trust (formerly, Optimized Value Trust)	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its total assets in equity securities of companies with a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.[6]

Short Term Government Income Trust	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. To do this, the Portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. The Portfolio’s normal effective duration is no more than 3 years.

Strategic Income Opportunities Trust	Seeks a high level of current income. To do this, the Portfolio invests primarily in foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, domestic high-yield bonds.

Ultra Short Term Bond Trust

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this Investment Option.

John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
500 Index Trust	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500® Index[7] and securities that as a group will behave in a manner similar to the index.

Mid Cap Index Trust	Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P MidCap 400® Index[7] and securities that as a group behave in a manner similar to the index.

25

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Money Market Trust

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited (Cont.)
Small Cap Index Trust	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Russell 2000® Index[6] and securities that will as a group behave in a manner similar to the index.

Total Stock Market Index Trust	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Wilshire 5000® Total Market Index[8] and securities that as a group will behave in a manner similar to the index.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Bond Trust (successor to American Bond Trust)	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

Core Fundamental Holdings Trust	Seeks long term growth of capital. To do this, the Portfolio may invest a substantial portion of its assets in Portfolios of the American Funds Insurance Series. The Portfolio is a fund-of-funds and is also authorized to invest in other underlying portfolios and investment companies.

Core Global Diversification Trust	Seeks long term growth of capital. To do this, the Portfolio may invest a significant portion of its assets, directly or indirectly through underlying portfolios, in securities that are located outside the U.S. The Portfolio is a fund-of-funds and is also authorized to invest in other underlying portfolios and investment companies.

26

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited (Cont.)
Core Strategy Trust	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund-of-funds and is also authorized to invest in other underlying portfolios and investment companies.

Fundamental Holdings Trust (formerly, American Fundamental Holdings Trust)	Seeks long term growth of capital. To do this, the Portfolio invests primarily in JHVIT Portfolios and portfolios of the American Funds Insurance Series. The Portfolio is permitted to invest in other funds, investment companies and other types of investments.

Global Diversification Trust (formerly, American Global Diversification Trust)	Seeks long term growth of capital. To do this, the Portfolio invests primarily in JHVIT Portfolios and portfolios of the American Funds Insurance Series, as well as other funds, investment companies, and other types of investments, including portfolios that invest primarily in foreign securities or in foreign securities directly.

Lifestyle Aggressive Trust	Seeks long-term growth of capital. Current income is not a consideration. The Portfolio operates as a fund-of-funds and invests approximately 100% of its assets in portfolios which invest primarily in equity securities.

Lifestyle Balanced Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio is a fund-of-funds and invests approximately 50% of its assets in portfolios which invest primarily in equity securities, and approximately 50% in portfolios which invest primarily in fixed-income securities.

Lifestyle Conservative Trust	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio is a fund-of-funds and invests approximately 80% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 20% in portfolios which invest primarily in equity securities.

Lifestyle Growth Trust (successor to Core Allocation Trust, Core Balanced Trust and Core Disciplined Diversification Trust)	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio is a fund-of-funds and invests approximately 70% of its assets in portfolios which invest primarily in equity securities, and approximately 30% of its assets in portfolios which invest primarily in fixed-income securities.

Lifestyle Moderate Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund-of-funds and invests approximately 60% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 40% of its assets in portfolios which invest primarily in equity securities.

27

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Lord, Abbett & Co. LLC
All Cap Value Trust	Seeks capital appreciation. To do this, the Portfolio invests at least 50% of its net assets in equity securities of large, seasoned U.S. and multinational companies that are believed to be undervalued. The Portfolio invests the remainder of its assets in undervalued mid-sized and small company securities.

Marsico Capital Management, LLC
International Opportunities Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in common stocks of foreign companies of any size that are selected for their long-term growth potential.

Massachusetts Financial Services Company
Utilities Trust	Seeks capital growth and current income. To do this, the Portfolio invests at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry.

Pacific Investment Management Company LLC
Global Bond Trust	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

Real Return Bond Trust	Seeks maximum real return, consistent with preservation of real capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives.

Total Return Trust	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives.

QS Investors, LLC
All Cap Core Trust	Seeks long-term growth of capital. To do this, the Portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-cap), which may be listed on securities exchanges, traded in various over the counter markets or have no organized markets. The Portfolio may also invest in U.S. government securities.

28

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

SSgA Funds Management, Inc.
International Equity Index Trust A	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. To do this, the Portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index,9 or American Depository Receipts or Global Depository Receipts representing such securities.

T. Rowe Price Associates, Inc. and RCM Capital Management LLC.
Science & Technology Trust	Seeks long-term growth of capital. Current income is incidental to the Portfolio’s objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology.

T. Rowe Price Associates, Inc.
Blue Chip Growth Trust	Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation Value Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the Portfolio’s assets. The remaining assets are invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The Portfolio may invest up to 20% of its total assets in foreign securities.

Equity-Income Trust	Seeks to provide substantial dividend income and also long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Health Sciences Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

Mid Value Trust	Seek long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Small Company Value Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in small companies whose common stocks are believed to be undervalued.

29

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Templeton Global Advisors Limited
Global Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Templeton Investment Counsel, LLC
International Value Trust[10]	Seeks long-term growth of capital. To do this, the Portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.

Wellington Management Company, LLP
Investment Quality Bond Trust	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Mid Cap Stock Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

Natural Resources Trust	Seeks long-term total return. To do this, the Portfolio invests at least 80% of its net assets in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets.

Small Cap Growth Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

Small Cap Value Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.
Wells Capital Management, Incorporated
Core Bond Trust	Seeks total return consisting of income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a broad range of investment grade debt securities, including U.S. government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments.
Western Asset Management Company
High Yield Trust[11]	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks and U.S. government and foreign securities.

30

BLACKROCK VARIABLE SERIES FUNDS, INC.12

We show the Portfolio’s manager in bold above the name of the Portfolio.

BlackRock Investment Management, LLC
BlackRock Basic Value V. I. Fund[13]	Seeks capital appreciation and, secondarily, income.

BlackRock Value Opportunities V. I. Fund[13]	Seeks long-term growth of capital.

BlackRock Investment Management, LLC and BlackRock International Limited
BlackRock Global Allocation V. I. Fund[14]	Seeks high total investment return.

PIMCO VARIABLE INSURANCE TRUST

We show the Portfolio’s manager in bold above the name of the Portfolio.

Pacific Investment Management Company
PIMCO VIT All Asset Portfolio	Seeks maximum real return consistent with preservation of real capital and prudent investment management.

[1]

The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[2]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.
[3]

The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio, although the actual percentage managed by each subadviser will vary, since the assets subadvised by each subadviser are not rebalanced daily.

[4]

The Smaller Company Growth Trust employs a multi-manager approach with three subadvisers, each of which employs its own investment approach and independently manages its portion of the Portfolio. JHIMS LLC, the adviser, may change the allocation of Portfolio assets among the subadvisers at any time.

[5]

Prior to June 1, 2010, the subadviser of the JHVIT Value Trust had been referred to in the Annuity Prospectus as “Van Kampen (a registered trade name of Morgan Stanley Investment Management Inc).” Effective June 1, 2010, Invesco Ltd. Acquired certain portion of Morgan Stanley Investment Management Inc.’s retail asset management business, which includes the management of the JHVIT Value Trust. In connection with the transaction, the JHVIT Board approved a new subadvisory agreement effective June 1, 2010, for the JHVIT Value Trust with Invesco Advisers, Inc., an affiliate of Invesco Ltd.

[6]

“Russell 3000,” “Russell 2000,” “Russell 1000” and “Russell Midcap Value” are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 29, 2012, the market capitalizations of companies included in the Russell 3000® Index ranged from $26 million to $505.7 billion, Russell 2000® Index ranged from $26 million to $3.6 billion, as of February 29, 2012, the market capitalizations of companies included in the Russell 1000® Value Index ranged from $162 million to $505.7 billion, and as of February 29, 2012, the market capitalizations of companies included in the Russell Midcap® Value” Index ranged from $162 million to $21.5 billion.

[7]

“Standard & Poor’s,” “S&P 500,” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 29, 2012, the market capitalizations of companies included in the S&P 500® Index ranged from $1.4 billion to $505.7 billion, and as of February 29, 2012, the market capitalizations of companies included in the S&P MidCap 400® Index ranged from $533 million to $10.1 billion.

[8]

“Wilshire 5000” is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 29, 2012, the market capitalizations of companies included in the Wilshire 5000® Total Market Index ranged from less than $1.2 million to $505.7 billion.

[9]

“MSCI All Country World ex-USA Index” is a service mark of Morgan Stanley Capital International Inc. and its affiliates (“MSCI”). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 29, 2012, the market capitalization range of the Index was $24 million to $277 billion.

[10]	The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.
[11]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.
[12]	Not available to Contracts issued on or after January 28, 2002.
[13]	The Portfolio is subadvised by BlackRock Investment Management, LLC, an affiliate, under an agreement with BlackRock Advisors, LLC.
[14]	The Portfolio is subadvised by BlackRock Investment Management, LLC and BlackRock International Limited, affiliates, under an agreement with BlackRock Advisors, LLC.

31

Voting Interest

You instruct us how to vote Portfolio shares.	We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligible Plans

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: “Qualified Plan Types” or you may request a copy of the SAI). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts as may be eligible under applicable law.

If you purchased a Contract for use in connection with a Qualified Plan, you should know, in evaluating the suitability of the Contract, that:

•

the Contract was not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth Account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split;

•

any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges; and

•	the Contract was not designed to fund a comingled account for multiple participants in a Qualified Plan.

Please see “VII. Federal Tax Matters – Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Eligibility Restrictions – Section 403(b) Plans. Effective September 25, 2007, we ceased offering this Contract for use in a new retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan”). For information regarding Contracts issued for use in existing Section 403(b) Plans, please see Appendix B: “Qualified Plan Types,” or you may request a copy of the SAI from the Annuities Service Center.

Beneficiary IRAs. For all Contracts that offered optional Riders, effective February 2, 2009, we no longer allowed you to establish a new Beneficiary IRA that included any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that were otherwise available under the Contract (where applicable, see Appendix C: “Optional Enhanced Death Benefits,” Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits,” and Appendix E: “Optional Guaranteed Minimum Income Benefit(s),” to determine what optional Riders, if any, were available).

We will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

Accumulation Period Provisions

We impose limits on the minimum amount of Additional Purchase Payments.

Purchase Payments

You make Purchase Payments to us at our Annuities Service Center. The minimum initial Purchase Payment was $10,000. Additional Purchase Payments must be at least $30. You may make Purchase Payments at any time. Purchase Payments must be in U.S. dollars.

We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million we must grant our approval in order for you to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a GMWB Rider. See “Restrictions on Additional Purchase Payments” in Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits.” For the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we accept only a Purchase Payment intended to qualify as a “rollover contribution.” For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Plans, you may request a copy of the SAI from the Annuities Service Center.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

•

You purchased your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such section

33

1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions;

•	You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000;

•	You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000; or

•

You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

•	the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, minus the amount of any Unpaid Loans. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or the Internet if you comply with our telephone and electronic transactions procedures described in “Telephone and Electronic Transactions” in this section below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit initial Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center. We will promptly return any Purchase Payment not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In

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that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions, below”). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option because such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.	To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions—Transfers During the Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Money Market Investment Option even if the Contract Owner reaches the two transfers per month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Money Market Investment Option. If such a transfer to the Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Money Market Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

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We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.

We permit you to make certain types of transactions by telephone or electronically through the Internet.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You can also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact us at the telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

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We make available Dollar Cost Averaging and Asset Rebalancing programs.

Special Transfer Services – Dollar Cost Averaging Program

We administer a Dollar Cost Averaging (“DCA”) program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permit for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if otherwise allowable) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

Though currently not available, we may make available a DCA Fixed Investment Option in the future. If a DCA Fixed Investment Option were available, you would be able to establish one under the DCA program to make automatic transfers. You would be able to allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elected the DCA Fixed Investment Option, we would credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation. The guaranteed interest rate we use for this purpose may change from time to time.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial advisor to assist you in determining whether the DCA program and your DCA Source Investment Option selection are suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option select.

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You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges or tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s spouse under the Code. See the SAI for further information regarding the impact of withdrawals from Section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options until exhausted, and then from the Fixed Investment Options beginning with the shortest guarantee period first and ending with the longest guarantee period last. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;

•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced. If you determine to divide a Contract with an optional benefit Rider, we process a withdrawal from the existing Contract to purchase a new Contract. We will permit you to continue the existing Rider under the existing Contract, subject to any Rider restrictions on changes of Owner or Annuitant. We will permit the Owner of the new Contract to purchase any optional benefit Rider then available.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see VII: “Federal Tax Matters” and the section titled “Qualified Plan Types” in the SAI).

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Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	if there is no signed application on file with us;

•	you are requesting that we mail the amount withdrawn to an alternate address;

•	you have changed your address within 30 days of the withdrawal or surrender request; or

•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

You may make systematic “Income Plan” withdrawals

Special Withdrawal Services – The Income Plan

We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix D for more information.

Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns (where available) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

If you die during the Accumulation Period, your Beneficiary will receive a death benefit that could exceed your Contract Value.

Death Benefit During the Accumulation Period

The Contracts described in this Prospectus provide for distribution of a death benefit if the Owner dies before the Annuity Commencement Date. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

Amount of Death Benefit. The death benefit under the Contracts is the greater of:

•   the Contract Value; or

•   the Minimum Death Benefit.

We will decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We will increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix C: “Optional Enhanced Death Benefits”).

Minimum Death Benefit. We determine the minimum death benefit as follows: minimum death benefit equals the total amount of Purchase Payments, less any amounts deducted in connection with withdrawals.

We reduce the minimum death benefit proportionally in connection with withdrawals. The amount deducted equals the death benefit under your Contract before the withdrawal times the ratio of the withdrawal amount divided by your Contract Value before the withdrawal.

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We may reset the minimum death benefit to equal the Contract Value on the date you substitute or add any Contract Owner. For purposes of subsequent calculations of the death benefit prior to the Maturity Date, the Contract Value on the date of the change will be treated as a payment made on that date. This treatment of Contract Value as a payment is not included in cumulative Purchase Payments. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the Owner’s spouse.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Distribution of Death Benefits. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see “VII. Federal Tax Matters” and the section titled “Qualified Plan Types” in the SAI).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can only make withdrawals and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following:

•	The Beneficiary will become the Owner.

•

We will allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.

•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

•	We will waive withdrawal charges for all future distributions.

•

If the deceased Owner’s Beneficiary is a surviving spouse who falls within the definition of spouse under the federal Defense of Marriage Act (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any

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optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the spouse’s death benefit.

•

If the Beneficiary is not the deceased Owner’s spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

•

Alternatively, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s spouse. (See “Other Contract Provisions – Spouse” below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix C: “Optional Enhanced Death Benefits” for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased:

Annual Step-Up Death Benefit. Under the Annual Step-Up Death Benefit Rider, John Hancock USA and John Hancock New York guarantee a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step-Up Death benefit was available only at Contract issue and only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.

Guaranteed Earnings Multiplier Death Benefit (Not available in New York and Washington.) John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between July 2001 and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the “appreciation in the Contract Value” proportionally in connection with withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier is available only at Contract issue and cannot be revoked once elected.

Triple Protection Death Benefit (Not available in New York and Washington). John Hancock USA offered the Triple Protection Death Benefit Rider between December, 2003 and December, 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

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Pay-out Period Provisions

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date (including a date later than the Default Maturity Date) at any time, by written request or by telephone at the number listed on page ii of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

•	you are registered on the website and you are under age 98, and

•	your Contract is active, and not owned by a custodian or continued by a surviving spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

We will deny our consent to a later Maturity Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to a Maturity Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Maturity Dates. For Qualified Contracts, distributions may be required before the Maturity Date (see “VII. Federal Tax Matters – Qualified Contracts – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

When John Hancock New York issues a Contract in New York, the Maturity Date is the date the oldest Annuitant turns age 90, unless the Contract’s specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:

•	the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary

•

the Maturity Date for Contracts issued on and after May 1, 2006 is the first day of the month following the 90th birthday of the oldest Annuitant, or, in some cases, the tenth Contract Anniversary, if later, unless the Contract’s specifications page states otherwise or you later change the date.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

•	a Nonqualified Contract, or

•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period (after the first Contract year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A

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Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years. United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

•	you will no longer be permitted to make any withdrawals under the Contract;

•	you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

•	we may not change the Annuity Option or the form of settlement; and

•	your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options.

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years – An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund – An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years – An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the

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specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity – An annuity with full payments during the joint lifetimes of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years – An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its “Commuted Value” after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See “Full Surrenders During the Pay-out Period” and “Partial Surrenders During the Pay-out Period” below.)

Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit (“GMWB”) Riders (i.e., an Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life Series Riders. For each of the Income Plus For Life – Joint Life Riders, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or

•

the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life – Joint Life Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain—This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•	the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

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GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain – This Annuity Option is available if you purchase a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetimes of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (which may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•	the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only—This Annuity Option is available only if:

•

you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and

•	there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•

the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or the Principal Returns Rider that you purchased with your Contract; or

•	the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

Full Surrenders During the Pay-out Period. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments (“Commuted Value”) of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

•

multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” below for a description of an “Annuity Unit”);

•	assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

•	calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

Partial Surrenders During the Pay-out Period. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” in this section, below, for how we

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determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a × {1- ((b ÷ c) ÷ d)}, where:

a	equals the number of Annuity Units used to determine future payments before the commutation;

b	equals the dollar amount requested to be paid out as part of the commutation;

c	equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

d	equals the Annuity Unit value on the day of the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, c equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 × {1 – (($20,000 ÷ 3412.08) ÷ $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a GMWB Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” under “V. Description of the Contract”). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see “Net Investment Factor”) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

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Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.72%.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for additional information.

Optional Guaranteed Minimum Income Benefits

Please see Appendix E: “Optional Guaranteed Minimum Income Benefits” for a general description of the Optional Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the “Income Base,” which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.

Other Contract Provisions

You had a right to cancel your Contract within the permitted time.

Right to Review

You had the right to cancel the Contract by returning it to our Annuities Service Center or to the financial advisor from whom you purchased the Contract at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the right to review period. The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued under sections 408 (IRA) or 408A (Roth IRA) of the Code, during the first 7 days of the right to review period, you receive all Purchase Payments if this is greater than the amount otherwise payable.

If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with you’re the financial advisor through whom you purchased the Contract regarding whether your purchase of the Contract was a replacement of an existing contract.

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(Applicable to Contracts issued in California Only) Residents in California age 60 and older could have cancelled the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We would have allocated your Purchase Payments to the Money Market Investment Option during this period, and thereafter would have transferred them to the Investment Options you selected. We would have permitted you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancelled the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-Market Investment Option, we would have paid you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we received your returned Contract. If you allocated your Purchase Payments to a Variable Investment Option (other than the Money Market Investment Option), we would have paid you the Contract Value (minus any Unpaid Loans), computed at the end of the Business Day on which we received your returned Contract. You may have been subject to investment losses prior to our receipt of your request for cancellation if you allocated your Purchase Payments to a Variable Investment Option other than the Money Market Variable Investment Option.

You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:

•

A change of ownership or a collateral assignment may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

•

In states where permitted, a change of ownership may result in termination of any applicable qualified minimum withdrawal benefit guarantee (If you purchased a GMWB Rider, you can get more information from Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

•

An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.

•	In states where permitted, a substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

•	A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.

•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

•

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is received or accepted (as applicable in the state where your Contract was issued). We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting “Purchase Payment” will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.

The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

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If any Annuitant is changed and any Contract Owner is not a natural person, we distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing, and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

Federal Definition of Spouse. Any federal tax provisions related to status as a “spouse” are governed by the Federal Defense of Marriage Act (“DOMA”), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an (IRA) or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

Fixed Investment Options

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and each Company’s General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment

Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

Interest Rates and Availability. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see “Special Transfer Services-Dollar Cost Averaging Program” for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

If you purchased a John Hancock USA Contract prior to October 7, 2002, you may have elected a one year Fixed Investment Option. You may no longer make new Purchase Payments to the one year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one year Fixed Investment Option. If you purchased a John Hancock USA Contract on or after October 7, 2002, you may not make Purchase Payments or transfers to the one year Fixed Investment Option.

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Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

Transfers. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

Renewals. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

Withdrawals. You may make total and withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under “Withdrawals,” above.

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a withdrawal is to be taken, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See “VII. Federal Tax Matters” below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances. See Appendix B “Qualified Plan Types.”

Loans. We offer a loan privilege only to owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under “Qualified Contracts - Loans” (see “VII. Federal Tax Matters”). The loan privilege will not be available if you elected any optional guaranteed minimum withdrawal benefit Rider.

Charges. No asset based charges are deducted from Fixed Investment Options.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see the Fee Tables and the following Appendices: “Optional Enhanced Death Benefits;” “Optional Guaranteed Minimum Withdrawal Benefits;” and/or “Optional Guaranteed Minimum Income Benefit(s).”

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments.

Amounts to Which Withdrawal Charges Do Not Apply. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) certain other “free Withdrawal Amounts,” described below; or (iii) Purchase Payments that are no longer subject to a withdrawal charge as described in the table below.

We do not impose a withdrawal charge on amounts allocated to a “free Withdrawal Amount.” In any Contract Year, the free Withdrawal Amount for that year is the greater of:

•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and

•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Amounts to Which Withdrawal Charges Do Apply. We first allocate a withdrawal to any “free Withdrawal Amount” and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be “liquidated” on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the table below.

Withdrawal Charge (as percentage of Purchase Payments)
First Year	6%
Second Year	5%
Third Year	4%
Thereafter	0%

The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

How We Determine the Withdrawal Charge. We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees and any taxes. In the case of a withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts.

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To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in MA and NY)

For Venture, Venture Vantage and Wealthmark Contracts issued on or after May 1, 2002 and for Venture III Contracts issued on or after May 1, 2006 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

•	the Owner has been confined to an “Eligible Nursing Home” for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);

•	the confinement began at least one year after the Contract Date;

•	confinement was prescribed by a “Physician”;

•	both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and

•	the request for a total withdrawal and “Due Proof of Confinement” are received by us, in Good Order, no later than 90 days after discharge.

An “Eligible Nursing Home” is a licensed “Long Term Care Facility” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a licensed “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Long Term Care Facility” is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A “Hospital” is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed “Physicians”; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

“Due Proof of Confinement” is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver described above is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver is not available in all states and was not available for Contracts issued prior to May 1, 2002. Certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”). You should consult with your own qualified tax advisor before requesting the waiver.

There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., “Reduction or Elimination of Charges and Deductions,” below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.
Distribution Fee

A daily fee at an annual effective rate of 0.25% of the value of each Variable Investment Option is deducted from each Subaccount as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.

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Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract — Death Benefit During Accumulation Period”). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 1.25% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk. The mortality and expense risks charge is not assessed against the Fixed Investment Option.

Reduction or Elimination of Charges and Deductions

(Not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that were made to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

•

We consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

•	We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

•

We consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

•

We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

•

We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

•	There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we provide a reduction in the charges or deductions. In the case of group contracts, we may have issued Contracts with a mortality or expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts have been generally designed. In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time. For further information, contact your financial advisor.

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Premium Taxes

We will charge you for premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

1	Based on the state or residence at the time the tax is assessed.
2	We pay premium tax upon receipt of Purchase Payment.
3	0.80% on Purchase Payments in excess of $500,000.
4	Referred to as a “maintenance fee.”

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by or distributions paid to any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by or payable to a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal.

•

Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

•

Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Qualified Contracts – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

•

The amount of any required minimum distributions may be increased under the requirements of your Qualified Plan if your Contract has an optional death benefit or other optional benefit Rider. See “Qualified Contracts” below.

You should consult a qualified tax advisor for information on any optional benefit Rider.

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Charitable Remainder Trusts

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute taxable ordinary income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxable currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You may have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from

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the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of contract value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract’s value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date (or Annuity Commencement Date, if earlier) will be a tax-free return of investment, until you have recovered your entire investment in

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the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as if it were a withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	attributable to the Contract Owner becoming disabled (as defined in the tax law);

•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

•

made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;*

•	made under a single-premium immediate annuity contract; or

•	made with respect to certain annuities issued in connection with structured settlement agreements.

*

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular

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subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. It is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account since the Contract provides greater flexibility in allocating premiums and contract values than those annuity contracts described in the rulings.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives and policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Health Care and Education Reconciliation Act of 2010

On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the “Act”) into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose a penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

You may have purchased a Contract for use in connection with certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”). If so, numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of the Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan. If you intend to maintain a Contract for use in connection with a Qualified Plan you should consult a qualified tax advisor.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code

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imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no “investment in the Contract” and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant’s spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires from the employer who sponsored the Qualified Plan. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner’s death must also comply with RMD requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

Penalty Tax on Premature Distributions

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated Beneficiary” (as defined in the tax law).

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has had a separation from service). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.

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When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may take a distribution:

•	from a traditional IRA and make a “tax-free rollover” to another traditional IRA;

•

from a traditional IRA and make a “tax-free rollover” to a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code;

•	from any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or

•

from a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your spouse is your designated Beneficiary and survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse’s plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary. A beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract which is a traditional IRA.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a “tax-free rollover” to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

Although we allowed a Beneficiary of an IRA who was eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, effective February 2, 2009, we did not allow such an IRA Beneficiary to purchase any of our optional benefit Riders on that Contract (if one had been available).

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer from the plan.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a), or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to withhold a portion of your distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

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Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “converted amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to convert a traditional IRA or other qualified retirement account to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. However, an early distribution penalty tax may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless (a) we receive the Additional Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (b) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment involving a rollover transfer of funds, the transfer may be treated as a taxable transaction.

Loans

You may be eligible for a loan of some or all of your Contract Value if we issued your Contract prior to January 1, 2009 in connection with a section 403(b) retirement arrangement that is not subject to Title 1 of ERISA, and you have not elected a GMWB Rider.

Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax advisor before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

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We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

Please see Appendix B or request a copy of the SAI from the Annuities Service Center for more detailed information regarding Section 403(b) Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican “tax qualified” retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

Designated Roth Accounts within Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

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VIII. General Matters

Asset Allocation Services

We are aware that certain third parties may have offered asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) any such withdrawals may incur a withdrawal charge or other fee under the terms described in this Prospectus, which would be separate and in addition to any other charges and fees you may pay for other withdrawals. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract. You should also refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits,” or Appendix E: “Optional Guaranteed Minimum Income Benefits,” if you purchased one of our optional benefit Riders, for information about the impact of withdrawals on the Rider’s benefits.

Distribution of Contracts

We pay compensation for sales of the Contracts.	John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, was the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210-2805. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealer firms that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 6% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected firms. We determine which firms to support and the extent of the payments that we may continue to make. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we

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hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

In consideration of these arrangements, a firm may give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing and on-going training and servicing activities by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements differed between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2011, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as my be permitted by applicable FINRA rules and other applicable laws and regulations.

In an effort to promote our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the Contracts that they would not receive in connection with contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact the financial advisor through whom you purchased a Contract for more information on compensation arrangements in connection with your Contract.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging

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in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History	1
Accumulation Unit Value Tables	1
Services	1
Independent Registered Public Accounting Firm	1
Servicing Agent	2
Principal Underwriter	2
Special Compensation and Reimbursement Arrangements	2
State Variations Regarding Recognition of Same-Sex Couples	5
Qualified Plan Types	6
Legal and Regulatory Matters	10
Appendix A: Audited Financial Statements	A-1

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History	1
Accumulation Unit Value Tables	1
Services	1
Independent Registered Public Accounting Firm	1
Servicing Agent	2
Principal Underwriter	2
Special Compensation and Reimbursement Arrangements	2
State Variations Regarding Recognition of Same-Sex Couples	5
Qualified Plan Types	6
Legal and Regulatory Matters	10
Appendix A: Audited Financial Statements	A-1

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2011 and 2010, and its Separate Account financial statements for the year ended December 31, 2011 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2011, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix A: Examples of Calculation of Withdrawal Charge

Example 1 – Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made and there are no withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

Contract Year	Hypothetical Contract Value	Free Withdrawal Amount		Payments Liquidated	Withdrawal Charge
					Percent	Amount
1	$55,000	$5,000	[1]	$50,000	6%	$3,000
2	50,500	5,000	[2]	45,500	5%	2,275
3	35,000	5,000	[3]	45,000	4%	1,200
4	70,000	20,000	[4]	50,000	0%	0

During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior withdrawals in that Contract Year.

[1]

In the first Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free Withdrawal Amount).

[2]

In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free Withdrawal Amount).

[3]

In the example for the third Contract Year, the Contract has negative accumulated earnings ($35,000-$50,000) so the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is applied to total payments less the free Withdrawal Amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for all John Hancock New York Contracts, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000-$5,000).

[4]	There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 3 years.

Example 2 – Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made and there are a series of four withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

Hypothetical Contract Value	Withdrawal Requested	Free Withdrawal Amount		Payments Liquidated	Withdrawal Charge
					Percent	Amount
$65,000	$2,000	$15,000	[1]	$0	5%	$0
49,000	5,000	3,000	[2]	2,000	5%	100
52,000	7,000	4,000	[3]	3,000	5%	150
44,000	8,000	0	[4]	8,000	5%	400

[1]

For the first example, the accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.

[2]

The Contract has negative accumulate earnings ($49,000-$50,000), so the free Withdrawal Amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

[3]

The Contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000-$2,000-$5,000 < 0). Hence the free Withdrawal Amount is $4,000. Therefore, $3,000 of the $7,000 withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.

[4]

The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000-$45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

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Appendix B: Qualified Plan Types

Plan Type
Traditional IRAs	Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code. In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or withdrawal), are taxable to the payee as ordinary income.

Roth IRAs	Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.

SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.

Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.”

Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to the participant’s severance from employment (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.

For more detailed information about these plan types, you may request an SAI.

B-1

Appendix C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefits that may have been available at the time you purchased a Venture III® Contract. If you purchased an optional enhanced death benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.

The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

1.	Annual Step-Up Death Benefit

2.	Guaranteed Earnings Multiplier Death Benefit – Not offered in New York or Washington

3.	Triple Protection Death Benefit – Not offered in New York or Washington.

Annual Step-Up Death Benefit

If you elected the optional Annual Step-Up Death Benefit, we impose an additional daily charge at an annual effective rate of 0.20% of the value of the variable Investment Accounts. If you purchased the Annual Step-Up Death Benefit Rider from John Hancock USA prior to May 5, 2003 or from John Hancock New York prior to August 1, 2005, however, the fee for this benefit is 0.05%. You could elect this optional benefit only at the time we issued your Contract, if the Rider was then available for sale in your state. Once you elect this benefit, it is irrevocable.

Under this benefit, if the Owner dies before the Contract’s Maturity Date, we will pay an “Annual Step-Up Benefit” to your Beneficiary if it is greater than the death benefit under your Contract. (The death benefit paid under the Annual Step-Up Benefit replaces a lower death benefit under the terms of the Contract.)

The Annual Step-Up Death Benefit is the greatest “Anniversary Value” after the effective date of the Annual Step-Up Death Benefit but prior to the oldest Owner’s 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus any Purchase Payments you have made since that anniversary, minus amounts we deduct for any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

We deduct amounts in connection with withdrawals on a pro rata basis by multiplying the Annual Step-Up Death Benefit payable prior to the withdrawal, by the ratio of the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the Beneficiary under the Contract is the Contract Owner’s surviving spouse and elects to continue the Contract, the optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, we treat the death benefit paid upon the first Owner’s death as a payment to the Contract. This payment will not be included in cumulative payments. In addition, we will not consider payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death in the determination of the Annual Step-Up Death Benefit for the surviving spouse. We also set all Anniversary Values to zero for Contract Anniversaries prior to the date of the first Owner’s death.

Termination of the Annual Step-Up Death Benefit. The Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s spouse is the Beneficiary, the spouse may elect to continue the Contract (including The Annual Step-Up Death Benefit) as the new Owner.

The continuation of the optional Annual Step-Up Death Benefit to an existing Contract for a surviving spouse may not always be in your interest since an additional fee is imposed for this benefit.

Qualified Plans

If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

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Guaranteed Earnings Multiplier

(Not available in New York and Washington)

If you elected the optional Guaranteed Earnings Multiplier benefit, we impose an additional daily charge at an annual effective rate of 0.20% of the value of each variable Investment Account. With this benefit, on the death of any Contract Owner prior to the Maturity Date, we will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Guaranteed Earnings Multiplier. Election of the Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals.

We deduct amounts in connection with withdrawals on a pro rata basis by multiplying the Guaranteed Earnings Multiplier benefit payable prior to the withdrawal, by the ratio of the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the Beneficiary under the Contract is the deceased Owner’s spouse and elects to continue the Contract, the Guaranteed Earnings Multiplier will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner’s death and the Guaranteed Earnings Multiplier benefit payable upon the first Contract Owner’s death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with withdrawals prior to the date of the first Contract Owner’s death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.

Termination of the Guaranteed Earnings Multiplier. The Guaranteed Earnings Multiplier will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Guaranteed Earnings Multiplier) as the new Owner.

Triple Protection Death Benefit

(Not available in New York or Washington)

If you elected the optional Triple Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit). The Triple Protection Death Benefit was available for Contracts issued between December 8, 2003 and December 31, 2004. If you elected the Triple Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.

Under this benefit, if the Owner dies before the Contract’s date of maturity, the Triple Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Triple Protection Death Benefit is equal to an “Enhanced Earnings Death Benefit Factor” plus the greatest of:

•	the Contract Value;

•	the Return of Purchase Payments Death Benefit Factor;

•	the Annual Step-Up Death Benefit Factor; or

•	the Graded Death Benefit Factor.

We deduct any Debt under your Contract from the amount described above.

Enhanced Earnings Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Enhanced Earnings Death Benefit factor is equal to 50% multiplied by Earnings, as defined under the Enhanced Earnings Death Benefit Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the Enhanced Earnings Death Benefit calculation, Earnings are equal to the

C-2

Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with withdrawals. The maximum Enhanced Earnings Death Benefit Factor is equal to 100% of the Earnings Basis.

Example. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no Additional Purchase Payments and you take no withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:

•	The “Earnings Basis” is equal to 150% of $100,000, or $150,000.

•	“Earnings” are equal to $175,000 minus $150,000, or $25,000.

•	The “Enhanced Earnings Death Benefit” Factor is equal to 50% of $25,000, or $12,500.

Note that for purposes of the Triple Protection Death Benefit, “Earnings” will always be less than the excess of Contract Value over Purchase Payments. In this example, “Earnings” are less than $75,000 (or $175,000 minus $100,000).

Return of Purchase Payments Death Benefit Factor. The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with withdrawals.

Annual Step-Up Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner’s reaching age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with withdrawals since that Contract Anniversary.

Graded Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

(1)	is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

Number of Complete Years Payment has been in Contract	Payment Multiplier[1]
0	100%
1	110%
2	120%
3	130%
4	140%
5	150%

[1]

If a Purchase Payment is received on or after the oldest Owner’s 71st birthday, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

(2)	is equal to the sum of Withdrawal Reductions in connection with withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with withdrawals taken plus $250,000.

The Triple Protection Death Benefit Factors are separate and distinct from similarly named terms, such as “Annual Step-Up Death Benefit” that may be contained in other optional benefit Riders. The other optional benefit Riders impose separate optional Rider charges and their benefits and limitations may be different.

Withdrawal Reductions. If total withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the “Annual Withdrawal Limit”), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each withdrawal.

The guaranteed death benefits provided by the Triple Protection Death Benefit are adjusted at the point of each withdrawal but may be recalculated if subsequent withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total withdrawals taken during that Contract Year to exceed the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract

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Year will be recalculated and will reduce the appropriate value proportionally. If an Additional Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Determination and Distribution of the Triple Protection Death Benefit. We determine the death benefit paid under the Triple Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in Good Order.

If the Beneficiary is the deceased Owner’s spouse, and the Triple Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving spouse:

•	The Triple Protection Death Benefit paid upon the first Owner’s death (“first Triple Protection Death Benefit”) is not treated as a Purchase Payment to the Contract.

•

In determining the Enhanced Earnings Death Benefit Factor, on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the Enhanced Earnings Death Benefit Factor.

•

In determining other elements of the death benefit calculation (described above as the Return of Purchase Payments Death Benefit Factor, the Annual Step-Up Death Benefit Factor, and the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

Investment Options

We reserve the right to restrict Investment Options at any time. We will notify you in writing at least 30 days prior to restricting an Investment Option. If we restrict an Investment Option you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to the terms of the Contract.

At the current time, there are no additional Investment Option restrictions imposed on the Triple Protection Death Benefit Rider.

Termination of the Triple Protection Death Benefit Rider. The Owner may not terminate the Triple Protection Death Benefit Rider. However, the Triple Protection Death Benefit will terminate automatically upon the earliest of:

•	the date the Contract terminates;

•	the Maturity Date; or

•

the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and the Triple Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Determination of the Triple Protection Death Benefit Fee. Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

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Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit (“GMWB”) Riders that may be part of a previously issued Contract:

Income Plus For Life Series Riders:

•	Income Plus For Life 12.08 Series:

¡	Income Plus For Life 12.08

¡	Income Plus For Life – Joint Life 12.08

•	Income Plus For Life (Quarterly Step-Up Review) Series

¡	Income Plus For Life (Quarterly Step-Up Review)

¡	Income Plus For Life – Joint Life (Quarterly Step-Up Review)

•	Income Plus For Life (Annual Step-Up Review) Series*

¡	Income Plus For Life (Annual Step-Up Review)

¡	Income Plus For Life – Joint Life (Annual Step-Up Review)

*	The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as “Income Plus For Life” and “Income Plus For Life – Joint Life.”

Principal Plus for Life Series Riders

•	Principal Plus for Life

•	Principal Plus for Life Plus Automatic Annual Step-Up

•	Principal Plus for Life Plus Spousal Protection

Principal Plus Rider

Principal Returns Rider

These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a “Guaranteed Minimum Income Benefit Rider,” in Appendix E.

General Information about Guaranteed Minimum Withdrawal Benefit Riders

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider’s features in the sections that follow.

Forms of Guaranteed Amounts

Our GMWB Riders provide two different types of benefits:

Lifetime Income Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two (“joint”) lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

Guaranteed Withdrawal Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a “Guaranteed Withdrawal Balance”). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)

Please review the “Features” section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.

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Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” under federal law to be treated as a Covered Person under the Contract. See “Civil Union and Same-Sex Marriage Partners” below.

For Riders issued with Nonqualified Contracts:

•	both spouses must be named as co-Owners of the Contract; or

•	if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:

•	one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

•	the Owner’s spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see “Impact of Divorce” in “V. Description of the Contract – Accumulation Period Provisions” for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders

You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:

•	the Rider was available for sale in the state where the Contract was sold;

•	you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider;

•	the Covered Person complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus); and

•

if you intended the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an “Inherited IRA” or “Beneficiary IRA”), you must have been the surviving spouse of the decedent and you must own the IRA in your own name.

If you were the Beneficiary of a Contract that was intended to qualify as an IRA:

•	you would have been able to continue that Contract in effect as an Inherited IRA, but if the Contract had an existing GMWB Rider, the Rider terminated; and

•	you would not have been permitted to purchase a new GMWB Rider for use with the Contract.

Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

Age Restrictions. We did not make any of the GMWB Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract. Also, for Principal Plus for Life Plus Spousal Protection, both you and your spouse must have been at least 65 or, if not, you must have birthdates less than 6 years apart from each other.

Civil Union and Same-Sex Marriage Partners. The Riders generally are designed to comply with current federal tax provisions related to status as a “spouse” under the federal Defense of Marriage Act (“DOMA”). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same-sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a “spouse” who falls within the DOMA definition. See the SAI for a table identifying the states where currently allowed. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

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Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:

•	on the date we determine the death benefit;

•	after the Annuity Commencement Date at the time an Annuity Option begins; or

•	at full surrender of the Contract; or

•	depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life 12.08 Series Riders. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life 12.08 or Income Plus For Life – Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life (Quarterly Step-Up Review) Series Riders. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life – Joint Life (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life (Annual Step-Up Review) Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the Income Plus For Life (Annual Step-Up Review) or Income Plus For Life – Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Principal Plus for Life. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

Fee for Principal Plus for Life Plus Automatic Annual Step-Up. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

Fee for Principal Plus for Life Plus Spousal Protection. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 1.20%.

Fee for Principal Plus. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted by the amount of any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted

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Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

Fee for Principal Returns. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments

Your Contract requires that you must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract. We do not permit Additional Purchase Payments during a Rider’s Settlement Phase (see “Settlement Phase,” below). Other limitations on additional payments may vary by state.

Special Purchase Payment limits on Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we also will not accept, without our prior approval, an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts (not applicable to Principal Plus, which applies Nonqualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a Qualified Plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

•

on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

•

for the year that you become age 70 1/2 and for any subsequent years, if we issued your Contract in connection with an IRA, we will only accept an Additional Purchase Payment that qualifies as a “rollover contribution”; but

•	we will not accept any Purchase Payment after the oldest Covered Person becomes age 81.

You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with Qualified Plans, including IRAs.

If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders

If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)    among the currently available individual Investment Options (see “Available Individual Investment Options” below); or

(b)    in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see “Restricted Model Allocations” below).

Subject to our restrictions on frequent trading:

•    if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or

•    if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in “V. Description of the Contract – Accumulation Period Provisions – Withdrawals.” We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

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You should consult with your registered representative to assist you in determining whether investing in any individual Investment Option or Model Allocation is suitable for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:

•	Core Fundamental Holdings Trust

•	Core Global Diversification Trust

•	Core Strategy Trust

•	Lifestyle Balanced Trust

•	Lifestyle Conservative Trust

•	Lifestyle Growth Trust

•	Lifestyle Moderate Trust

•	Money Market Trust

•	Total Bond Market Trust A

•	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option in connection with your selected Investment Options.

Restricted Individual Investment Options. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted (“Restricted Options”):

•	American Asset Allocation Trust

•	Capital Appreciation Value Trust

•	Core Allocation Plus Trust

•	Disciplined Diversification Trust

•	Franklin Templeton Founding Allocation Trust (not available with any GMWB Rider purchased after December 15, 2008, other than Principal Plus for Life and Principal Returns)

•	Fundamental Holdings Trust

•	Global Diversification Trust

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restricted Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. You should read a Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

Restricted Model Allocations. We do not currently make “Model Allocations” available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Source Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

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None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

Restricted Model Allocations:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
American Global Diversification (not available after April 30, 2009)	50% 20% 15% 10% 5%	American Global Growth Trust Bond Trust American Global Small Capitalization Trust American High-Income Bond Trust American New World Trust
Fundamental Holdings of America (not available after April 30, 2009)	35% 25% 25% 15%	Bond Trust American Growth-Income Trust American Growth Trust American International Trust
Global Balanced (not available after April 30, 2007)	30% 25% 25% 20%	Fundamental Value Trust American International Trust Lifestyle Balanced Trust Global Bond Trust
Blue Chip Balanced (not available after April 30, 2007)	40% 30% 30%	Investment Quality Bond Trust American Growth Trust American Growth-Income Trust
Value Strategy (not available after February 10, 2006)	30% 30% 20% 20%	Fundamental Value Trust Equity-Income Trust Active Bond Trust Strategic Income Opportunities Trust
Growth Blend (not available after February 10, 2006)	40% 20% 20% 20%	Blue Chip Growth Trust American Growth-Income Trust Active Bond Trust Strategic Income Opportunities Trust
Core Holdings of America (not available after August 1, 2005)	35% 25% 25% 15%	Active Bond Trust American Growth Trust American Growth-Income Trust American International Trust
Core Solution (not available after April 30, 2005)	34% 33% 33%	Strategic Income Opportunities Trust Blue Chip Growth Trust Equity-Income Trust
Value Blend (not available after April 30, 2005)	40% 20% 20% 20%	Equity-Income Trust American Growth Trust Active Bond Trust Strategic Income Opportunities Trust
Global (not available after April 30, 2005)	30% 30% 20% 20%	International Value Trust Global Bond Trust American Growth-Income Trust Blue Chip Growth Trust

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A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and, when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios,” as well as the Portfolio’s prospectus. You can obtain a Prospectus containing more complete information on each of the Portfolios by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

We reserve the right to:

•	limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;

•	require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;

•	limit your ability to transfer between existing Investment Options; and/or

•	require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

Increases in Guaranteed Amounts

We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments, Credits and Step-Ups.

Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.

Credits. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

Step-Ups. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider’s features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders

Overview. Each of our GMWB Riders permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the “Lifetime Income Amount”) during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the “Guaranteed Withdrawal Amount”), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during the Rider’s Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the “Features” section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

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Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

Pre-authorized Withdrawals – The Income Made Easy Program. If you purchased a GMWB Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.

The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:

•	you select option A, B or C; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% penalty tax under the Code;

•	reduce the death benefit and other optional benefits;

•	cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and

•	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract” in the Prospectus) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution program may provide one or more of the following:

•	Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or

•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

•

Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters– Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the “Features” section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider’s guarantees.

The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

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If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program you must participate in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) or the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a GMWB Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the “Features” section of each Rider for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract – Pay-out Period Provisions”).

When you take withdrawals:

•	you will have the flexibility to start and stop withdrawals;

•	you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

•	you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

•

you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders; and

•	you reduce the Contract Value available for annuitization.

When you annuitize:

•	you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);

•	your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

•	you will no longer have access to the Contract Value; and

•

your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

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Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1/2. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

No Loans under 403(b) Plans. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.

Features of Income Plus For Life 12.08 Series Riders

Form of Guaranteed Amounts

The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life –Joint Life 12.08).

IPFL 12.08 Series Rider Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or

•	(for Income Plus For Life – Joint Life 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Lifetime Income Amount reduces to zero and the Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life – Joint Life 12.08); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life Joint – Life 12.08 Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:

•

(for Income Plus For Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1/2 (age 61 in NY).

•

(for Income Plus For Life – Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would turn age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

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Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life – Joint Life 12.08) turns age 59 1/2. Once you purchased a Rider, the earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life 12.08 – 5%

•	Income Plus For Life – Joint Life 12.08 – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life 12.08 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life 12.08 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 12.08) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life 12.08 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since that is the Contract Anniversary before you turn age 59 1/2. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.

Increases in Guaranteed Amounts

Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000-$5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

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Credits. The Income Plus For Life 12.08 Series Riders provide the following Credit features:

•	Annual Credit Rate –

¡	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:

•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

¡	For Contracts issued in New York with Income Plus For Life 12.08, the Credit will be equal to:

•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.

¡

For Contracts issued in New York with Income Plus For Life – Joint Life 12.08, there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your spouse turns age 61, the Credit on the following Contract Anniversary will equal:

•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•

Credit Period (for Annual Credits) for Income Plus For Life 12.08 and Income Plus For Life – Joint Life 12.08 (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•

Credit Period (for Annual Credits) for Income Plus For Life – Joint Life 12.08 (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life 12.08 Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the Income Plus For Life 12.08 Rider; or

•	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We may refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

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EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% × $112,350).

Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

•	the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount.

The Target Amount is 170% of all “Adjusted Purchase Payments” made in the first Contract Year after you purchased the Rider plus 100% of all subsequent “Adjusted Purchase Payments” you make (subject to our Purchase Payment limits) up to the Target Date.

“Adjusted Purchase Payments” for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.

We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Step-Ups. The Income Plus For Life 12.08 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million).

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We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up (4.75% for Income Plus For Life – Joint Life 12.08 Riders outside New York; 4.5% in New York), and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% × $125,000).

Step-Ups may occur only while the Income Plus For Life 12.08 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life 12.08 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Death Benefit During Accumulation Period” in “V. Description of the Contract”). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

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Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000—$5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 ×.10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 – $11,000) and the Lifetime Income Amount would be $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life – Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

EXAMPLE (Income Plus For Life – Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life – Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4, 455 (4.50% × $99,000).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or

•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life 12.08 Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life 12.08 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner

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than the Lifetime Income Date for the Rider you purchased (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life 12.08 Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life 12.08 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:

•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

•	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life 12.08. If the Beneficiary does not take the death benefit as a lump sum, the following will apply:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE 12.08:
1. Not the Covered Person

•      may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•      continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life 12.08 fee at that time.

2. The Covered Person	• ends without any further benefit.

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If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life 12.08 Rider fee (see “Rider Fees – Fee for Income Plus For Life 12.08 Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life 12.08 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

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Termination of Rider

You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for Income Plus For Life 12.08) the death or removal of the Covered Person;

•	(for Income Plus For Life – Joint Life 12.08) the death or removal of the last Covered Person remaining under the Rider;

•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Features of Income Plus For Life (Quarterly Step-Up Review) Series Riders

Income Plus For Life (Quarterly Step-Up Review) Series Definitions

The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.

Age 59 Contract Anniversary means the Contract Anniversary on, or next following, the date:

•	the Covered Person turns age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or

•	the younger Covered Person turns age 59 under an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider.

Adjusted Step-Up Value: We establish tentative Step-Up values on each “Interim Review Date” (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

Interim Review Date: Each of the quarterly dates on which we compare the Rider’s Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts

The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life –Joint Life (Quarterly Step-Up Review)).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

IPFL (Quarterly Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or

•	(for Income Plus For Life – Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Lifetime Income Amount reduces to zero and the Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

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We determine the initial Lifetime Income Amount by multiplying:

•

the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life – Joint Life (Quarterly Step-Up Review) ); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:

•

(for Income Plus For Life (Quarterly Step-Up Review)) you were age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1/2 (age 61 in New York).

•

(for Income Plus For Life – Joint Life (Quarterly Step-Up Review)) both you and your spouse were age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would turn age 58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life (Quarterly Step-Up Review) – 5%

•	Income Plus For Life – Joint Life (Quarterly Step-Up Review) – 4.75% (4.50% in New York)

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Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life (Quarterly Step-Up Review) Rider.

Increases in Guaranteed Amounts

Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date, or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, because the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:

•	Annual Credit Rate –

¡	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:

•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

¡	For Contracts issued in New York with Income Plus For Life (Quarterly Step-Up Review), the Credit will be equal to:

•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.

¡

For Contracts issued in New York with Income Plus For Life – Joint Life (Quarterly Step-Up Review), there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your spouse turns age 61, the Credit on the following Contract Anniversary will equal:

•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•

Credit Period (for Annual Credits) for Income Plus For Life (Quarterly Step-Up Review) and Income Plus For Life – Joint Life (Quarterly Step-Up Review) (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•

Credit Period (for Annual Credits) for Income Plus For Life – Joint Life (Quarterly Step-Up Review) (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the

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youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider; or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:

•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchased the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we would apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount would increase to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we would apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount would increase to $5,700 (5% × $114,000).

Now assume you took an Excess Withdrawal of $10,000 during the third Contract Year that reduced the Benefit Base to $100,000, and you took no withdrawals and made an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there was no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we would apply an Annual Credit to the Benefit Base. The Credit would be based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base would increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount would increase to $5,618 (5% × $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (Not available with NY Income Plus For Life – Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the “Target Amount” (see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is the greater of:

•

200% of all “Adjusted Purchase Payments” (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or

•	the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

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Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:

•	(200% × $100,000) + (100% × $25,000) = $225,000; or

•	200% × $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.

Step-Ups. The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:

•	the Contract Value on that date; and

•	the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:

•	the Contract Value on the Contract Anniversary; or

•	the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, were 61, you took no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary was $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years was $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% × $125,000). If no withdrawals were taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary would equal $8,750 (7% × $125,000).

In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider’s Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an “Interim Review Date.”

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If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments (“Adjusted Step-Up Value”), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Step-Ups may occur only while the Income Plus For Life (Quarterly Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

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We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.

In this case, you would have reduced your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would have reduced your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000—$5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 ×.10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000—$11,000) and the Lifetime Income Amount would be $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would

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reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

The Income Plus For Life (Quarterly Step-Up Review) Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life (Quarterly Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for the Rider you purchased (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life (Quarterly Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life (Quarterly Step-Up Review) Series Rider if you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

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Impact of Death Benefits

Income Plus For Life (Quarterly Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following will apply:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE (Quarterly Step-Up Review):
1. Not the Covered Person

•      may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•      continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Quarterly Step-Up Review) fee at that time.

2. The Covered Person	• ends without any further benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life (Quarterly Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider fee (see “Rider Fees – Fees for Income Plus For Life (Quarterly Step-Up Review) Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

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We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for Income Plus For Life (Quarterly Step-Up Review)) the death or removal of the Covered Person;

•	(for Income Plus For Life – Joint Life (Quarterly Step-Up Review)) the death or removal of the last Covered Person remaining under the Rider;

•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Features of Income Plus For Life (Annual Step-Up Review) Series Riders

Income Plus For Life (Annual Step-Up Review) has previously been referred to as “Income Plus For Life.”

Form of Guaranteed Amounts

Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life (Annual Step-Up Review)).

IPFL (Annual Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

•	(for Income Plus For Life – Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Annual Step-Up Review); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

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EXAMPLE (Income Plus For Life – Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, a Target Amount adjustment and Step-Ups as provided in the Rider.

Lifetime Income Date. The Lifetime Income Date is the date you purchased the Rider if:

•

(for Income Plus For Life (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 59 1/2 (age 61 in NewYork) .

•

(for Income Plus For Life – Joint Life (Annual Step-Up Review)) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would turn age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life (Annual Step-Up Review) – 5%

•	Income Plus For Life – Joint Life (Annual Step-Up Review) – 4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life (Annual Step-Up Review) Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life (Annual Step-Up Review)) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

Increases in Guaranteed Amounts

Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase

Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

Credits. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:

•	Annual Credit Rate:

¡	7% for Riders purchased on or after January 17, 2008 and outside of New York;

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¡	6% for Riders purchased before January 17, 2008 or in New York.

•

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% × $112,350).

EXAMPLE (Income Plus For Life – Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% × $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% × $106,000).

•

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% × $100,000). The Lifetime Income Amount will increase to $5,320 (4.75% × $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000 + $6,300) and the Lifetime Income Amount will increase to $5,287 (4.75% × $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount (see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

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The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.

Step-Ups. The Income Plus For Life (Annual Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to the Contract Value on that date.

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees – Fee for Income Plus For Life (Annual Step-Up Review) Series Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% × $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Series Rider is in effect.

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Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life (Annual Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We will reduce the death benefit on a dollar-for-dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once a withdrawal exceeds the Lifetime Income Amount, we will reduce the death benefit on a pro rata basis by the entire amount of that withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, and your Lifetime Income Amount is $5,000, we will reduce your Guaranteed Minimum Death Benefit on a pro rata basis for the amount of the Excess Withdrawal. That means we will reduce the Account Value to $72,000 and the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000), to $90,000 ($100,000 – 10% × $100,000).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:

•

any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see “Benefit Rate” above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $4,000 – 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life – Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the Withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $3,800 – 4.75% of the new Benefit Base after the withdrawal ($80,000).

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We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See “Settlement Phase” in this section, below.)

Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:

•	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

•	the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

•	you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,

•

you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person turned age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

•	the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

¡	the Excess Withdrawal amount; divided by

¡	the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

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Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life (Annual Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for the Rider you purchased (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life (Annual Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year,

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value declines to zero.

The settlement payment we pay to you under the Rider varies:

•

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

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Impact of Death Benefits

Income Plus For Life (Annual Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following will apply:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
1. Not the Covered Person and the Beneficiary is the deceased Owner’s spouse

•      may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider fee based on the recalculated Benefit Base.

•      enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•      continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Annual Step-Up Review) fee at that time.

2. Not the Covered Person and the Beneficiary is not the deceased Owner’s spouse

•      may continue in the same manner as 1.

•      enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•      does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life (Annual Step-Up Review) fee at that time.

3. The Covered Person and the Beneficiary is the deceased Owner’s spouse	• ends without any further benefit.

4. The Covered Person and the Beneficiary is not the deceased Owner’s spouse	• ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life (Annual Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life (Annual Step-Up Review) Rider fee (see “Fee for

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Income Plus For Life (Annual Step-Up Review) Series Riders” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Termination of Rider

You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	the death or removal of the Covered Person; or

•	termination of the Contract.

Features of Principal Plus and Principal Plus for Life Series Riders

Forms of Guaranteed Amounts

Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.

Principal Plus and PPFL Benefits

Lifetime Income Amount (Not applicable to Principal Plus). The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or

•

(for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5%); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

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EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Lifetime Income Date (Not applicable to Principal Plus). The Lifetime Income Date is the date you purchased the Rider if:

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 58 1/2.

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 59 1/2.

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 65.

•

(for Principal Plus for Life Plus Spousal Protection) the older of you and your spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older spouse would turn age 65. (The Lifetime Income Date does not change if the older spouse does not survive to this date and the younger spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

The Riders refer to the Benefit Base as the “Guaranteed Withdrawal Balance.”

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take a withdrawal. We may reduce the Benefit Base to reflect the withdrawal either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate

The Benefit Rate is:

•	Principal Plus – 5.00%

•	Principal Plus for Life – 5.00%

•	Principal Plus for Life Plus Automatic Annual Step-Up – 5.00%

•	Principal Plus for Life Plus Spousal Protection – 5.00%

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

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Increases in Guaranteed Amounts

Additional Purchase Payments – Principal Plus Rider. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:

•	5% of the Benefit Base immediately after the Additional Purchase Payment; or

•	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

Additional Purchase Payments – Principal Plus for Life Series Riders. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

•	in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

o	5% of the Benefit Base immediately after the Additional Purchase Payment; or

o	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

•	in the case of the Lifetime Income Amount, to equal the lesser of:

o	5% of the Benefit Base immediately after the Additional Purchase Payment; or

o	the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

Credits. The Riders provide the following Credit features:

•	Credit Rate – 5%.

•	initial Credit Period

o	(for Principal Plus) – the first 5 Contract Years.

o	(for Principal Plus for Life Series Riders issued prior to May 1, 2007)—the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) turns age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period will be based on the age of that Covered Person as of the initial Contract Date. The Credit Period will not change upon the death of the either Covered Person.

o	(for Principal Plus for Life Series Riders issued on and after May 1, 2007)—the first 10 Contract Years.

•

extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) – Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:

•

by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see “Withdrawals, Distributions and Settlements”); otherwise

•	by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

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EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount will increase to $5,250 (5% × $105,000).

•

At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount will increase to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime Income Amount will increase to $5,513 (5 × $110,250).

Step-Ups. The Principal Plus and Principal Plus For Life Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:

•	(for Principal Plus and Principal Plus for Life) 0.75%, and

•	(for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:

•	(for Principal Plus) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.

•

(for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.

•

(for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) – the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.

•	(for Riders issued in Oregon) – we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.

•

(for Principal Plus for Life Riders with endorsement) – we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person turns the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

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EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% × $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Principal Plus or Principal Plus for Life Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Principal Plus and Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives (does not apply to Principal Plus, which permits withdrawals until the Benefit Base is depleted to zero), subject to the terms and conditions of the Rider. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

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Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) taken during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

•	the Guaranteed Withdrawal Amount prior to the withdrawal; or

•	5% of the greater of: (a) the Contract Value after the withdrawal or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:

•	the Lifetime Income Amount prior to the withdrawal; or

•	5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

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Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Plus or Principal Plus for Life Series Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. We also offer the Income Made Easy Program for Principal Plus, and the full allowable amount is based on the Guaranteed Withdrawal Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for the Rider you purchased (see “Pre-authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

For Principal Plus, the Company’s Life Expectancy Amount for each year is equal to the greater of:

•	the Contract Value as of the applicable date divided by the Owner’s life expectancy; or

•	the Benefit Base as of the applicable date divided by the Owner’s life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner’s life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on distribution requirements under the Code.

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Settlement Phase. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see “Settlement Phase” below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus’s Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Pre-Authorized

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Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus’s Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Prospectus described in “Accumulation Period Provisions.”

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in “Impact of Death Benefits,” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus’s Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract described in the “Accumulation Period Provisions – Payment of Death Benefit” provision of this Prospectus.

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:

•

You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.

•

You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value.

•

We will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount.

•

After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

If the Beneficiary is:	Then PRINCIPAL PLUS:
1. The deceased Owner’s spouse

•      Continues if the Benefit Base is greater than zero.

•      Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

•      Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

•      Continues to impose the Principal Plus fee.

•      Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.

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If the Beneficiary is:	Then PRINCIPAL PLUS:
2. Not the deceased Owner’s spouse

•      Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

If the Deceased Owner is:	Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
1. The Covered Person and the Beneficiary is the deceased Owner’s spouse

•      Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We will automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.

•      Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.

•      Continues to impose the Principal Plus for Life fee.

•      Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

2. The Covered Person and the Beneficiary is not the deceased Owner’s spouse

•      Continues in the same manner as 1, except that Principal Plus for Life does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

3. Not the Covered Person and the Beneficiary is the deceased Owner’s spouse

•      Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we will determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

4. Not the Covered Person and the Beneficiary is not the deceased Owner’s spouse

•      Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we will determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

•      In this case, does not continue to be eligible for any remaining Bonuses and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. An individual Beneficiary who is the deceased Owner’s surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

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Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an “Owner” if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (or is not deemed to be an “Owner” if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect, and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments

•	no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;

•

no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or

•

based on amounts we calculate under our Life Expectancy Distribution program (see “Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider will continue if the death benefit or the Benefit Base is greater than zero at the time. We will step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Credits or Step-Ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee will continue (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider will enter its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the spouse of the decedent, that spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•

if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in “Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider” above.

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Termination of Rider

You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

•	under Principal Plus, the date the Benefit Base depletes to zero; or

•	under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or

•	under Principal Plus, the Maturity Date under the Contract; or

•	under Principal Plus for Life Series Riders, the date an Annuity Option begins; or

•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Features of Principal Returns Rider

Form of Guarantee

The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).

In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.

The Rider does not provide a lifetime income guarantee.

Benefit Base

The Rider refers to the Benefit Base as the “Guaranteed Withdrawal Balance.” The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Benefit Rate

The Benefit Rate is 8%.

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts

Additional Purchase Payments. We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, (subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:

•	8% of the Benefit Base immediately after the Purchase Payment; or

•	the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

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We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider’s Accumulation Benefit (see following section).

Accumulation Benefit (not available for Riders issued in the state of Washington).

As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we will calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value will equal the greater of:

•	the amount of your initial Purchase Payments, up to $5 million; or

•	your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.

Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period will reflect these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.

If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You will not be eligible for an Accumulation Benefit if you take a withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

Step-Ups. The Principal Returns Rider provides Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts.

We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

Overview. Although the Rider guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount could be significantly reduced.

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Guaranteed Withdrawal Amount values.

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Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider. Your future Guaranteed Withdrawal Amount could be significantly reduced if your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

•	the Guaranteed Withdrawal Amount prior to the withdrawal; or

•	8% of the greater of: (a) the Contract Value after the withdrawal; or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Returns Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Returns Rider (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and Benefit Base. We will not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for the Rider’s Accumulation Benefit at your 10th Contract Anniversary.

Settlement Phase. The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Life Expectancy Distribution Program”). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit

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Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in “Accumulation Period Provisions – Death Benefit During Accumulation Period” section of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in “Impact of Death Benefits” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract, described in the “Accumulation Period Provisions – Death Benefit During Accumulation Period” provision of the Prospectus.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:

•	Continues if the Benefit Base is greater than zero.

•	Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.

•

Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

•	Continues to impose the Rider fee.

•

Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.

•

Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have turned age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner’s spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Termination of Rider

You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

•	the date the Benefit Base and the Contract Value both deplete to zero; or

•	the date an Annuity Option under the Contract begins; or

•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

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Appendix E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Venture III® Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any guaranteed minimum income benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that you may have been available to you at issue. Not all Riders were available at the same time or in all states.

John Hancock USA

Guaranteed Retirement Income Program II

Guaranteed Retirement Income Program III

John Hancock New York

Guaranteed Retirement Income Program I

Guaranteed Retirement Income Program II

The optional Guaranteed Retirement Income Programs guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by the Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

John Hancock USA

Availability of Guaranteed Retirement Income Program. Two versions of the Guaranteed Retirement Income Program were offered with John Hancock USA Contracts. Guaranteed Retirement Income Program II was available for Contracts issued between July 2001 and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Program III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). Any differences between Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III are described below.

Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

•	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

Income Base. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Program monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Growth Factor Income Base:

The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Guaranteed Retirement Income Program II Growth Factor: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is age 75 or younger at issue, and 4% per annum if the oldest Annuitant is age 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

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Guaranteed Retirement Income Program III Growth Factor: The growth factor is 5% per annum if the oldest Annuitant is age 75 or younger at issue, and 3% per annum if the oldest Annuitant is age 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of the Guaranteed Retirement Income Program and prior to the oldest Annuitant’s 81st birthday. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Guaranteed Retirement Income Program II Income Base Reductions: Withdrawals reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal; and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Guaranteed Retirement Income Program III Income Base Reductions: If total withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the withdrawal. If total withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the withdrawal; and (ii) is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.

Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal; and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “Pay-out Period Provisions – Annuity Options” in “V. Description of the Contract”).

Life Annuity with a 10-Year Period Certain – Available for both Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III.

Joint and Survivor Life Annuity with a 20-Year Period Certain – Available for Contracts with Guaranteed Retirement Income Program II issued prior to January 27, 2003 (availability may vary by state).

Joint and Survivor Life Annuity with a 10-Year Period Certain – Available for Guaranteed Retirement Income Program III and for Contracts issued with Guaranteed Retirement Income Program II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise the Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee. The risk assumed by us associated with the Guaranteed Retirement Income Program is that annuity benefits payable under the Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Program Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Guaranteed Retirement Income Program Rider	Annual Fee
Guaranteed Retirement Income Benefit II	0.45%
Guaranteed Retirement Income Benefit III	0.50%

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If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Program. The Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;

•	the termination of the Contract for any reason; or

•	the exercise of the Guaranteed Retirement Income Program benefit.

Qualified Plans. The use of the Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under Guaranteed Retirement Income Program.

Hence, you should consider that because (a) the Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as the Guaranteed Retirement Income Program, could affect the amount of the Required Minimum Distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of the Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Programs do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that these Riders guarantee may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Programs should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Program benefit.

John Hancock New York

Availability of Guaranteed Retirement Income Program. Two versions of the Guaranteed Retirement Income Program were offered. Guaranteed Retirement Income Program I was available for Contracts issued between September 10, 2001, and July 21, 2003. Guaranteed Retirement Income Program II was available for Contracts issued between December 2, 2002 and June 11, 2004. Any differences between Guaranteed Retirement Income Program I and Guaranteed Retirement Income Program II are described below.

Exercise of Guaranteed Retirement Income Program. Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

•	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

Income Base. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Program II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Program monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

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Growth Factor Income Base (Guaranteed Retirement Income Program II only).

The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Growth Factor: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program benefit and prior to the oldest Annuitant’s turning age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Income Base Reductions: Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “Pay-out Period Provisions – Annuity Options”).

Life Annuity with a 10-Year Period Certain.

Joint and Survivor Life Annuity with a 10-Year Period Certain – (availability may vary by state).

Joint and Survivor Life Annuity with a 20-Year Period Certain – (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise the Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee. The risk assumed by us associated with the Guaranteed Retirement Income Program is that annuity benefits payable under the Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Program Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Guaranteed Retirement Income Program Rider	Annual Fee
Guaranteed Retirement Income Benefit I	0.30%
Guaranteed Retirement Income Benefit II	0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal

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Termination of Guaranteed Retirement Income Program. The Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;

•	the termination of the Contract for any reason; or

•	the exercise of the Guaranteed Retirement Income Program benefit.

Qualified Plans. The use of the Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Program.

You should consider that since (a) the Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as the Guaranteed Retirement Income Program, could affect the amount of the Required Minimum Distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of the Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Programs do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that these Riders guarantee may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Programs should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Program benefit.

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Appendix U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges.)

The table contains information on different classes of Accumulation Units because we deduct different levels of daily charges. In particular, the table shows Accumulation Units reflecting the daily charges for:

•	Venture III® Contracts with no optional benefit Riders;

•	Venture III® Contracts with the Annual Step-Up Death Benefit optional benefit Rider;

•	Venture III® Contracts with the Guaranteed Earnings Multiplier optional benefit Rider; and

•	Venture III® Contracts with the Annual Step-Up Death Benefit optional benefit Rider and the Guaranteed Earnings Multiplier optional benefit Rider.

Please note that fees for the Guaranteed Retirement Income Program II and III, G and the Triple Protection Death Benefit Riders and fees for GMWB Riders are deducted from Contract Value and, therefore, are not reflected in the Accumulation Unit values.

Venture III Prior

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Venture III Variable Annuity

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
500 Index Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	10.361	9.193	7.433	12.035	11.664	10.288	10.029	9.247	7.344	9.638
Value at End of Year	10.352	10.361	9.193	7.433	12.035	11.664	10.288	10.029	9.247	7.344
Venture III No. of Units	136,896	156,604	171,085	214,679	258,565	327,902	450,422	577,609	739,839	825,987

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	12.600	11.185	9.048	14.658	14.214	12.543	12.233	11.286	8.967	11.774
Value at End of Year	12.583	12.600	11.185	9.048	14.658	14.214	12.543	12.233	11.286	8.967
Venture III No. of Units	190,110	186,384	201,459	233,325	326,414	447,985	522,464	756,774	907,550	930,640

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	12.423	11.045	8.948	14.517	14.099	12.461	12.171	11.245	8.948	11.766
Value at End of Year	12.388	12.423	11.045	8.948	14.517	14.099	12.461	12.171	11.245	8.948
Venture III No. of Units	12,328	12,478	12,521	15,341	16,044	20,295	22,129	39,466	28,154	30,754

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.365	10.998	8.915	14.471	14.061	12.433	12.150	11.231	8.942	11.764
Value at End of Year	12.323	12.365	10.998	8.915	14.471	14.061	12.433	12.150	11.231	8.942
Venture III No. of Units	24,930	26,917	35,163	42,572	54,783	89,326	115,214	154,538	180,277	188,859

500 Index Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	13.399	11.920	9.649	15.671	15.214	13.442	13.125	12.131	9.653	11.811
Value at End of Year	13.362	13.399	11.920	9.649	15.671	15.214	13.442	13.125	12.131	9.653
Venture III No. of Units	577,291	575,646	620,903	756,838	906,661	1,387,629	1,824,433	2,010,939	1,481,693	448,996
NY Venture III No. of Units	81,309	93,343	98,790	122,441	148,939	185,284	246,021	282,858	184,130	85,184

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.120	12.567	10.178	16.538	16.064	14.200	13.872	12.828	10.213	12.500
Value at End of Year	14.073	14.120	12.567	10.178	16.538	16.064	14.200	13.872	12.828	10.213
Venture III No. of Units	349,682	408,089	448,910	494,673	763,379	1,019,553	1,839,123	2,470,054	1,213,117	1,294,117
NY Venture III No. of Units	74,609	82,125	85,990	73,977	109,086	133,285	177,509	187,769	117,994	58,512

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	13.938	12.423	10.077	16.399	15.953	14.123	13.817	12.796	10.203	12.500
Value at End of Year	13.871	13.938	12.423	10.077	16.399	15.953	14.123	13.817	12.796	10.203
Venture III No. of Units	451,473	481,714	514,889	515,067	724,233	885,566	1,032,338	1,066,842	744,387	30,754

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	13.878	12.376	10.043	16.353	15.916	14.097	13.799	12.786	10.200	12.500
Value at End of Year	13.804	13.878	12.376	10.043	16.353	15.916	14.097	13.799	12.786	10.200
Venture III No. of Units	54,214	52,205	59,591	61,930	68,722	87,546	183,646	286,279	300,208	195,953

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	15.999	14.289	11.613	18.937	18.459	16.374	16.052	14.896	12.500	—
Value at End of Year	15.890	15.999	14.289	11.613	18.937	18.459	16.374	16.052	14.896	—
Venture III No. of Units	14,120	11,482	16,761	17,078	19,423	24,909	28,340	26,872	17,696	—

Active Bond Trust - Series I Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	15.970	14.261	11.616	13.201	12.900	12.559	12.500	—	—	—
Value at End of Year	16.622	15.970	14.261	11.616	13.201	12.900	12.559	—	—	—
Venture III No. of Units	59,074	73,976	81,973	114,249	148,486	177,361	207,281	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	15.925	14.227	11.595	13.184	12.889	12.555	12.500	—	—	—
Value at End of Year	16.567	15.925	14.227	11.595	13.184	12.889	12.555	—	—	—
Venture III No. of Units	62,743	67,384	74,517	78,355	99,637	124,784	167,286	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	15.790	14.128	11.531	13.131	12.857	12.542	12.500	—	—	—
Value at End of Year	16.402	15.790	14.128	11.531	13.131	12.857	12.542	—	—	—
Venture III No. of Units	674	732	725	646	1,629	2,319	4,069	—	—	—

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.745	14.095	11.510	13.113	12.846	12.538	12.500	—	—	—
Value at End of Year	16.347	15.745	14.095	11.510	13.113	12.846	12.538	—	—	—
Venture III No. of Units	6,309	9,936	9,917	10,541	17,166	26,298	48,888	—	—	—

Active Bond Trust - Series II Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	15.787	14.115	11.537	13.127	12.861	12.546	12.500	—	—	—
Value at End of Year	16.414	15.787	14.115	11.537	13.127	12.861	12.546	—	—	—
Venture III No. of Units	4,477,825	5,758,177	6,694,040	7,098,419	12,232,272	13,884,505	14,310,227	—	—	—
NY Venture III No. of Units	358,360	428,311	484,964	516,208	926,701	945,205	934,643	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.742	14.082	11.515	13.110	12.850	12.542	12.500	—	—	—
Value at End of Year	16.359	15.742	14.082	11.515	13.110	12.850	12.542	—	—	—
Venture III No. of Units	100,638	124,051	132,427	145,850	201,457	277,789	419,575	—	—	—
NY Venture III No. of Units	478,070	665,000	738,700	754,740	1,194,474	1,250,322	1,290,676	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	15.609	13.983	11.452	13.057	12.818	12.529	12.500	—	—	—
Value at End of Year	16.196	15.609	13.983	11.452	13.057	12.818	12.529	—	—	—
Venture III No. of Units	2,776,969	3,621,933	4,088,133	4,274,570	7,213,145	8,286,650	8,618,280	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.564	13.951	11.431	13.040	12.807	12.525	12.500	—	—	—
Value at End of Year	16.142	15.564	13.951	11.431	13.040	12.807	12.525	—	—	—
Venture III No. of Units	25,131	29,813	35,723	33,449	54,416	67,023	74,129	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	15.432	13.853	11.368	12.988	12.775	12.513	12.500	—	—	—
Value at End of Year	15.981	15.432	13.853	11.368	12.988	12.775	12.513	—	—	—
Venture III No. of Units	256,691	314,157	317,387	379,267	542,711	585,001	517,554	—	—	—

Aggressive Growth Trust (merged into Mid Cap Stock Trust eff 5-01-05) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	11.831	8.984	12.173
Value at End of Year	—	—	—	—	—	—	—	12.715	11.831	8.984
Venture III No. of Units	—	—	—	—	—	—	—	264,572	305,049	289,211

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	10.808	8.212	11.132
Value at End of Year	—	—	—	—	—	—	—	11.610	10.808	8.212
Venture III No. of Units	—	—	—	—	—	—	—	238,429	292,016	263,220

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	10.769	8.194	11.125
Value at End of Year	—	—	—	—	—	—	—	11.550	10.769	8.194
Venture III No. of Units	—	—	—	—	—	—	—	6,455	8,912	9,420

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	10.756	8.189	11.122
Value at End of Year	—	—	—	—	—	—	—	11.531	10.756	8.189
Venture III No. of Units	—	—	—	—	—	—	—	93,666	113,266	108,717

Aggressive Growth Trust (merged into Mid Cap Stock Trust eff 5-01-05) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.448	9.474	12.393
Value at End of Year	—	—	—	—	—	—	—	13.371	12.448	9.474
Venture III No. of Units	—	—	—	—	—	—	—	554,848	513,252	184,567
NY Venture III No. of Units	—	—	—	—	—	—	—	25,667	19,575	42,198

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	12.545	9.553	12.500
Value at End of Year	—	—	—	—	—	—	—	13.469	12.545	9.553
Venture III No. of Units	—	—	—	—	—	—	—	493,991	483,962	276,403
NY Venture III No. of Units	—	—	—	—	—	—	—	76,237	55,954	32,572

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	12.515	9.544	12.500
Value at End of Year	—	—	—	—	—	—	—	13.416	12.515	9.544
Venture III No. of Units	—	—	—	—	—	—	—	326,940	247,043	9,420

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.504	9.541	12.500
Value at End of Year	—	—	—	—	—	—	—	13.398	12.504	9.541
Venture III No. of Units	—	—	—	—	—	—	—	90,073	103,156	64,297

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	15.698	12.500	—
Value at End of Year	—	—	—	—	—	—	—	16.794	15.698	—
Venture III No. of Units	—	—	—	—	—	—	—	15,466	13,943	—

All Cap Core Trust (formerly Growth Trust) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	17.095	15.375	12.167	20.491	20.293	17.978	16.755	14.643	11.317	15.389
Value at End of Year	16.885	17.095	15.375	12.167	20.491	20.293	17.978	16.755	14.643	11.317
Venture III No. of Units	9,177	11,084	17,050	21,403	22,496	33,421	40,652	54,411	67,904	75,128

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	12.947	11.650	9.224	15.541	15.399	13.649	12.727	11.129	8.605	11.707
Value at End of Year	12.781	12.947	11.650	9.224	15.541	15.399	13.649	12.727	11.129	8.605
Venture III No. of Units	8,685	10,885	11,458	31,234	36,863	59,893	68,812	96,801	97,966	113,181

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	15.392	15.274	13.559	12.662	11.088	8.587	11.699
Value at End of Year	—	—	—	9.122	15.392	15.274	13.559	12.662	11.088	8.587
Venture III No. of Units	—	—	—	—	—	—	—	—	2,545	644

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.705	11.455	9.088	15.343	15.233	13.529	12.640	11.075	8.580	11.697
Value at End of Year	12.517	12.705	11.455	9.088	15.343	15.233	13.529	12.640	11.075	8.580
Venture III No. of Units	2,240	3,401	5,459	5,486	5,603	8,014	55,974	51,222	47,477	24,767

All Cap Core Trust (formerly Growth Trust) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	13.962	12.582	9.973	16.830	16.708	14.828	13.843	12.127	9.393	11.157
Value at End of Year	13.754	13.962	12.582	9.973	16.830	16.708	14.828	13.843	12.127	9.393
Venture III No. of Units	30,095	39,349	46,792	55,194	72,914	88,982	145,995	161,214	179,382	102,575
NY Venture III No. of Units	744	3,464	3,568	3,666	4,134	4,670	6,072	3,870	2,836	3,755

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.575	14.042	11.136	18.802	18.675	16.582	15.489	13.575	10.520	12.500
Value at End of Year	15.334	15.575	14.042	11.136	18.802	18.675	16.582	15.489	13.575	10.520
Venture III No. of Units	34,337	37,395	39,206	44,356	53,022	76,288	98,547	186,545	201,009	98,190
NY Venture III No. of Units	6,327	6,448	6,570	7,368	9,020	28,512	32,954	18,302	17,524	1,371

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	15.374	13.882	11.026	18.643	18.545	16.492	15.427	13.542	10.510	12.500
Value at End of Year	15.114	15.374	13.882	11.026	18.643	18.545	16.492	15.427	13.542	10.510
Venture III No. of Units	9,116	10,775	11,722	12,544	21,189	32,565	28,697	66,175	29,866	644

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.308	13.829	10.989	18.591	18.503	16.462	15.407	13.531	10.506	12.500
Value at End of Year	15.042	15.308	13.829	10.989	18.591	18.503	16.462	15.407	13.531	10.506
Venture III No. of Units	5,138	7,228	7,328	8,217	8,151	8,392	14,319	15,102	21,357	8,464

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	17.044	15.420	12.272	20.792	20.725	18.467	17.309	15.224	12.500	—
Value at End of Year	16.722	17.044	15.420	12.272	20.792	20.725	18.467	17.309	15.224	—
Venture III No. of Units	1,233	3,109	3,783	3,852	4,766	6,517	6,049	5,404	1,042	—

All Cap Growth Trust (merged into Capital Appreciation Trust eff 5-03-10) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	12.377	21.675	19.667	18.760	17.498	16.700	13.137	17.668
Value at End of Year	—	—	14.742	12.377	21.675	19.667	18.760	17.498	16.700	13.137
Venture III No. of Units	—	—	36,722	48,903	55,334	72,572	89,514	113,838	130,133	151,490

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	8.135	14.253	12.939	12.348	11.524	11.004	8.660	11.653
Value at End of Year	—	—	9.684	8.135	14.253	12.939	12.348	11.524	11.004	8.660
Venture III No. of Units	—	—	53,653	77,877	90,346	113,486	145,664	241,172	238,783	251,749

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	8.045	14.117	12.834	12.267	11.465	10.964	8.642	11.646
Value at End of Year	—	—	9.563	8.045	14.117	12.834	12.267	11.465	10.964	8.642
Venture III No. of Units	—	—	808	795	1,894	1,915	9,014	10,212	19,114	19,502

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	8.015	14.071	12.800	12.240	11.445	10.951	8.636	11.643
Value at End of Year	—	—	9.522	8.015	14.071	12.800	12.240	11.445	10.951	8.636
Venture III No. of Units	—	—	20,752	20,434	22,793	31,673	52,140	64,513	97,820	93,012

All Cap Growth Trust (merged into Capital Appreciation Trust eff 5-03-10) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	8.797	15.437	14.035	13.420	12.543	11.993	9.451	11.789
Value at End of Year	—	—	10.459	8.797	15.437	14.035	13.420	12.543	11.993	9.451
Venture III No. of Units	—	—	208,245	236,824	323,710	366,344	434,770	462,122	370,909	124,053
NY Venture III No. of Units	—	—	22,403	28,849	33,727	36,804	34,207	36,166	21,602	15,156

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	9.297	16.322	14.847	14.204	13.282	12.705	10.018	12.500
Value at End of Year	—	—	11.047	9.297	16.322	14.847	14.204	13.282	12.705	10.018
Venture III No. of Units	—	—	86,539	108,285	151,984	193,883	297,339	438,693	451,315	228,302
NY Venture III No. of Units	—	—	21,368	22,539	31,034	63,471	127,457	161,605	133,554	28,524

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	9.204	16.184	14.744	14.126	13.229	12.674	10.009	12.500
Value at End of Year	—	—	10.921	9.204	16.184	14.744	14.126	13.229	12.674	10.009
Venture III No. of Units	—	—	55,660	66,213	87,576	131,885	169,488	219,198	128,736	6,015

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	9.174	16.139	14.710	14.101	13.212	12.664	10.005	12.500
Value at End of Year	—	—	10.880	9.174	16.139	14.710	14.101	13.212	12.664	10.005
Venture III No. of Units	—	—	12,473	14,296	16,561	24,967	34,839	78,076	106,067	90,488

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	10.762	18.961	17.309	16.617	15.592	14.968	12.500	—
Value at End of Year	—	—	12.744	10.762	18.961	17.309	16.617	15.592	14.968	—
Venture III No. of Units	—	—	12,209	13,988	13,932	14,486	14,715	13,776	10,409	—

All Cap Value Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	17.298	14.858	11.931	17.032	15.986	14.291	13.744	12.050	8.854	12.473
Value at End of Year	16.300	17.298	14.858	11.931	17.032	15.986	14.291	13.744	12.050	8.854
Venture III No. of Units	50,191	62,387	63,849	85,247	102,778	133,764	145,087	203,269	301,527	276,456

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	17.331	14.894	11.965	17.090	16.048	14.354	13.811	12.115	8.906	12.553
Value at End of Year	16.323	17.331	14.894	11.965	17.090	16.048	14.354	13.811	12.115	8.906
Venture III No. of Units	25,034	34,349	41,005	48,357	59,248	80,515	124,010	188,315	168,168	164,435

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	17.087	14.707	11.833	16.927	15.919	14.260	13.740	12.071	8.887	12.545
Value at End of Year	16.070	17.087	14.707	11.833	16.927	15.919	14.260	13.740	12.071	8.887
Venture III No. of Units	1,212	1,215	1,219	1,223	2,312	3,429	3,494	5,386	6,173	7,884

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.007	14.645	11.789	16.872	15.876	14.228	13.717	12.057	8.881	12.543
Value at End of Year	15.986	17.007	14.645	11.789	16.872	15.876	14.228	13.717	12.057	8.881
Venture III No. of Units	17,392	22,351	29,477	35,098	37,166	43,047	47,104	66,655	67,745	53,533

All Cap Value Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	17.074	14.693	11.817	16.891	15.895	14.233	13.726	12.051	8.867	11.475
Value at End of Year	16.055	17.074	14.693	11.817	16.891	15.895	14.233	13.726	12.051	8.867
Venture III No. of Units	264,574	302,002	342,402	395,827	538,429	813,538	942,064	1,166,096	562,813	81,179
NY Venture III No. of Units	51,811	44,973	50,414	63,658	69,915	85,380	73,911	54,276	24,782	9,080

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.519	15.945	12.830	18.348	17.275	15.476	14.932	13.117	9.656	12.500
Value at End of Year	17.405	18.519	15.945	12.830	18.348	17.275	15.476	14.932	13.117	9.656
Venture III No. of Units	58,705	71,719	91,219	102,850	162,389	244,765	381,046	491,188	444,272	194,899
NY Venture III No. of Units	48,062	49,721	52,967	59,349	80,712	127,680	191,896	207,579	135,616	33,747

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	18.281	15.763	12.703	18.193	17.155	15.392	14.873	13.085	9.647	12.500
Value at End of Year	17.155	18.281	15.763	12.703	18.193	17.155	15.392	14.873	13.085	9.647
Venture III No. of Units	241,821	270,349	296,502	339,321	427,136	627,264	679,789	652,985	364,983	7,884

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.202	15.703	12.661	18.142	17.116	15.364	14.854	13.074	9.644	12.500
Value at End of Year	17.073	18.202	15.703	12.661	18.142	17.116	15.364	14.854	13.074	9.644
Venture III No. of Units	9,443	12,549	14,102	16,257	22,477	32,208	58,565	47,276	55,028	26,380

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	20.950	18.101	14.616	20.975	19.818	17.817	17.251	15.207	12.500	—
Value at End of Year	19.620	20.950	18.101	14.616	20.975	19.818	17.817	17.251	15.207	—
Venture III No. of Units	28,150	30,928	39,367	40,169	43,257	61,793	73,169	55,207	26,576	—

American Asset Allocation Trust - Series II Shares (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	11.515	10.461	8.628	12.501	12.500	—	—	—	—	—
Value at End of Year	11.424	11.515	10.461	8.628	12.501	—	—	—	—	—
Venture III No. of Units	31,444,688	35,635,676	38,440,013	29,305,892	12,566,264	—	—	—	—	—
NY Venture III No. of Units	1,793,998	2,013,429	2,191,688	1,874,834	819,202	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.494	10.447	8.620	12.497	12.500	—	—	—	—	—
Value at End of Year	11.397	11.494	10.447	8.620	12.497	—	—	—	—	—
Venture III No. of Units	638,163	732,623	942,611	334,154	312,172	—	—	—	—	—
NY Venture III No. of Units	102,753	148,371	161,544	77,825	125,274	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	11.430	10.405	8.599	12.484	12.500	—	—	—	—	—
Value at End of Year	11.317	11.430	10.405	8.599	12.484	—	—	—	—	—
Venture III No. of Units	17,811,592	19,746,949	21,351,543	16,411,509	7,583,009	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	11.410	10.391	8.591	12.480	12.500	—	—	—	—	—
Value at End of Year	11.291	11.410	10.391	8.591	12.480	—	—	—	—	—
Venture III No. of Units	144,499	148,095	162,139	137,818	123,820	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	11.347	10.350	8.570	12.468	12.500	—	—	—	—	—
Value at End of Year	11.212	11.347	10.350	8.570	12.468	—	—	—	—	—
Venture III No. of Units	59,811	64,621	68,780	31,244	34,518	—	—	—	—	—

American Blue Chip Income and Growth Trust - Series II Shares (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	16.866	15.343	12.270	19.726	19.763	17.202	16.395	15.274	12.500	—
Value at End of Year	16.350	16.866	15.343	12.270	19.726	19.763	17.202	16.395	15.274	—
Venture III No. of Units	590,687	677,644	792,608	907,856	1,255,606	1,728,301	1,959,140	1,985,698	948,047	—
NY Venture III No. of Units	47,465	61,573	75,534	123,109	141,988	168,594	169,247	162,561	104,654	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.801	15.292	12.235	19.680	19.727	17.180	16.382	15.269	12.500	—
Value at End of Year	16.280	16.801	15.292	12.235	19.680	19.727	17.180	16.382	15.269	—
Venture III No. of Units	94,510	99,894	113,193	136,697	156,710	253,365	308,209	388,717	288,812	—
NY Venture III No. of Units	135,822	102,104	52,401	194,770	243,417	307,120	338,484	320,556	170,467	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	16.609	15.140	12.131	19.543	19.620	17.111	16.341	15.254	12.500	—
Value at End of Year	16.070	16.609	15.140	12.131	19.543	19.620	17.111	16.341	15.254	—
Venture III No. of Units	551,396	639,489	724,434	805,378	1,071,162	1,387,279	1,628,742	1,712,912	942,836	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.546	15.090	12.097	19.498	19.584	17.089	16.327	15.249	12.500	—
Value at End of Year	16.000	16.546	15.090	12.097	19.498	19.584	17.089	16.327	15.249	—
Venture III No. of Units	14,429	13,694	15,392	16,169	20,698	39,434	76,063	87,684	63,220	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.357	14.939	11.995	19.362	19.477	17.021	16.287	15.234	12.500	—
Value at End of Year	15.794	16.357	14.939	11.995	19.362	19.477	17.021	16.287	15.234	—
Venture III No. of Units	30,751	34,136	39,802	47,914	70,714	110,648	128,693	128,696	72,296	—

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
American Bond Trust (merged into Bond Trust eff 10-28-11) - Series II Shares (units first credited 8-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	12.824	11.649	13.133	12.994	12.405	12.500	—	—	—
Value at End of Year	—	13.367	12.824	11.649	13.133	12.994	12.405	—	—	—
Venture III No. of Units	—	16,563,387	17,812,583	16,984,638	22,960,621	13,498,163	3,566,287	—	—	—
NY Venture III No. of Units	—	2,405,386	2,511,676	2,426,076	3,467,939	2,379,854	711,816	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	12.796	11.629	13.117	12.985	12.402	12.500	—	—	—
Value at End of Year	—	13.331	12.796	11.629	13.117	12.985	12.402	—	—	—
Venture III No. of Units	—	153,328	231,659	189,547	164,965	93,666	74,043	—	—	—
NY Venture III No. of Units	—	109,453	116,196	97,090	106,455	66,443	63,355	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	12.712	11.569	13.070	12.957	12.395	12.500	—	—	—
Value at End of Year	—	13.223	12.712	11.569	13.070	12.957	12.395	—	—	—
Venture III No. of Units	—	10,287,367	11,086,003	10,626,129	14,641,571	9,089,050	2,994,445	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	12.684	11.550	13.054	12.948	12.392	12.500	—	—	—
Value at End of Year	—	13.187	12.684	11.550	13.054	12.948	12.392	—	—	—
Venture III No. of Units	—	37,539	54,619	64,185	70,053	20,449	6,797	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	12.600	11.490	13.007	12.921	12.385	12.500	—	—	—
Value at End of Year	—	13.081	12.600	11.490	13.007	12.921	12.385	—	—	—
Venture III No. of Units	—	164,061	176,950	206,878	296,103	244,095	91,751	—	—	—

American Global Growth Trust - Series II Shares (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	12.117	11.081	7.966	13.208	12.500	—	—	—	—	—
Value at End of Year	10.799	12.117	11.081	7.966	13.208	—	—	—	—	—
Venture III No. of Units	3,475,982	4,196,012	4,715,245	5,552,129	5,515,481	—	—	—	—	—
NY Venture III No. of Units	192,270	215,811	229,302	232,587	161,723	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.095	11.066	7.959	13.203	12.500	—	—	—	—	—
Value at End of Year	10.773	12.095	11.066	7.959	13.203	—	—	—	—	—
Venture III No. of Units	221,615	265,843	254,941	167,607	132,889	—	—	—	—	—
NY Venture III No. of Units	9,755	10,232	19,908	17,601	29,807	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.029	11.022	7.939	13.190	12.500	—	—	—	—	—
Value at End of Year	10.698	12.029	11.022	7.939	13.190	—	—	—	—	—
Venture III No. of Units	2,084,954	2,366,856	2,604,471	2,784,867	2,678,061	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.007	11.007	7.932	13.186	12.500	—	—	—	—	—
Value at End of Year	10.673	12.007	11.007	7.932	13.186	—	—	—	—	—
Venture III No. of Units	24,534	13,053	17,399	11,946	14,186	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	11.941	10.963	7.913	13.172	12.500	—	—	—	—	—
Value at End of Year	10.599	11.941	10.963	7.913	13.172	—	—	—	—	—
Venture III No. of Units	17,935	24,970	28,823	8,772	7,459	—	—	—	—	—

American Global Small Capitalization Trust - Series II Shares (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	11.587	9.667	6.126	13.480	12.500	—	—	—	—	—
Value at End of Year	9.161	11.587	9.667	6.126	13.480	—	—	—	—	—
Venture III No. of Units	1,299,388	1,599,847	1,956,643	2,239,804	1,857,743	—	—	—	—	—
NY Venture III No. of Units	71,617	69,205	80,501	89,120	48,866	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.566	9.655	6.121	13.475	12.500	—	—	—	—	—
Value at End of Year	9.139	11.566	9.655	6.121	13.475	—	—	—	—	—
Venture III No. of Units	63,501	75,446	70,618	30,646	92,002	—	—	—	—	—
NY Venture III No. of Units	23,560	24,455	26,659	10,927	18,580	—	—	—	—	—

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	11.502	9.616	6.105	13.462	12.500	—	—	—	—	—
Value at End of Year	9.076	11.502	9.616	6.105	13.462	—	—	—	—	—
Venture III No. of Units	745,613	808,170	988,293	1,113,683	897,948	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	11.481	9.603	6.100	13.457	12.500	—	—	—	—	—
Value at End of Year	9.054	11.481	9.603	6.100	13.457	—	—	—	—	—
Venture III No. of Units	23,192	47,337	41,660	11,991	12,502	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	11.418	9.565	6.085	13.444	12.500	—	—	—	—	—
Value at End of Year	8.991	11.418	9.565	6.085	13.444	—	—	—	—	—
Venture III No. of Units	30,070	18,848	25,246	3,369	11,137	—	—	—	—	—

American Growth Trust - Series II Shares (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	19.645	16.906	12.393	22.614	20.578	19.079	16.780	15.244	12.500	—
Value at End of Year	18.399	19.645	16.906	12.393	22.614	20.578	19.079	16.780	15.244	—
Venture III No. of Units	11,384,800	13,212,231	15,801,921	18,679,406	18,225,185	17,328,740	13,041,370	8,375,265	2,475,448	—
NY Venture III No. of Units	1,583,074	1,787,399	2,054,660	2,458,149	2,362,167	2,062,722	1,184,869	341,820	131,990	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.570	16.849	12.358	22.561	20.541	19.054	16.766	15.239	12.500	—
Value at End of Year	18.319	19.570	16.849	12.358	22.561	20.541	19.054	16.766	15.239	—
Venture III No. of Units	586,598	674,875	748,301	810,449	956,901	1,281,449	1,559,117	1,351,116	858,573	—
NY Venture III No. of Units	643,850	755,932	857,606	981,629	1,039,537	1,219,788	1,281,340	825,367	245,799	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	19.347	16.682	12.254	22.404	20.428	18.978	16.725	15.224	12.500	—
Value at End of Year	18.083	19.347	16.682	12.254	22.404	20.428	18.978	16.725	15.224	—
Venture III No. of Units	7,887,535	9,182,176	10,841,801	12,636,905	12,488,242	12,553,858	10,175,695	6,880,421	2,612,352	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.273	16.626	12.219	22.352	20.391	18.953	16.711	15.219	12.500	—
Value at End of Year	18.005	19.273	16.626	12.219	22.352	20.391	18.953	16.711	15.219	—
Venture III No. of Units	162,761	128,494	216,670	225,615	218,296	178,045	236,527	252,328	173,612	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	19.052	16.461	12.116	22.197	20.280	18.878	16.669	15.204	12.500	—
Value at End of Year	17.772	19.052	16.461	12.116	22.197	20.280	18.878	16.669	15.204	—
Venture III No. of Units	354,807	362,331	473,064	565,698	558,467	602,832	553,681	419,925	180,221	—

American Growth-Income Trust - Series II Shares (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	16.970	15.565	12.110	19.914	19.379	17.188	16.596	15.363	12.500	—
Value at End of Year	16.318	16.970	15.565	12.110	19.914	19.379	17.188	16.596	15.363	—
Venture III No. of Units	12,551,726	14,726,931	16,745,026	17,989,357	18,883,053	16,580,920	12,287,959	6,992,566	1,544,985	—
NY Venture III No. of Units	1,763,722	2,035,573	2,213,341	2,463,343	2,600,384	2,126,401	1,227,423	282,665	76,292	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.905	15.513	12.076	19.867	19.344	17.165	16.582	15.358	12.500	—
Value at End of Year	16.248	16.905	15.513	12.076	19.867	19.344	17.165	16.582	15.358	—
Venture III No. of Units	823,490	888,687	914,325	265,128	351,538	566,331	723,902	730,270	446,416	—
NY Venture III No. of Units	648,921	800,860	861,426	830,894	928,041	1,044,345	1,141,109	639,202	165,437	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	16.712	15.359	11.974	19.729	19.238	17.097	16.541	15.343	12.500	—
Value at End of Year	16.038	16.712	15.359	11.974	19.729	19.238	17.097	16.541	15.343	—
Venture III No. of Units	8,174,132	9,670,896	10,826,130	11,766,693	12,417,178	11,346,670	9,004,004	5,153,685	1,644,885	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.648	15.308	11.940	19.683	19.203	17.075	16.527	15.338	12.500	—
Value at End of Year	15.969	16.648	15.308	11.940	19.683	19.203	17.075	16.527	15.338	—
Venture III No. of Units	125,223	137,129	150,114	55,553	79,158	93,594	99,134	193,184	107,141	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.458	15.156	11.839	19.546	19.098	17.007	16.486	15.322	12.500	—
Value at End of Year	15.763	16.458	15.156	11.839	19.546	19.098	17.007	16.486	15.322	—
Venture III No. of Units	345,823	394,903	441,067	526,682	606,310	652,957	607,590	462,271	208,488	—

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
American High-Income Bond Trust - Series II Shares (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	13.632	12.101	8.888	11.951	12.500	—	—	—	—	—
Value at End of Year	13.587	13.632	12.101	8.888	11.951	—	—	—	—	—
Venture III No. of Units	836,636	936,154	1,039,141	1,068,220	1,215,193	—	—	—	—	—
NY Venture III No. of Units	35,851	42,411	46,824	44,909	34,935	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.607	12.085	8.880	11.947	12.500	—	—	—	—	—
Value at End of Year	13.556	13.607	12.085	8.880	11.947	—	—	—	—	—
Venture III No. of Units	61,575	67,931	117,930	11,059	6,406	—	—	—	—	—
NY Venture III No. of Units	22,844	28,215	31,975	1,621	3,704	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	13.532	12.037	8.858	11.935	12.500	—	—	—	—	—
Value at End of Year	13.461	13.532	12.037	8.858	11.935	—	—	—	—	—
Venture III No. of Units	412,186	510,162	632,346	521,522	581,979	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	13.508	12.021	8.851	11.931	12.500	—	—	—	—	—
Value at End of Year	13.430	13.508	12.021	8.851	11.931	—	—	—	—	—
Venture III No. of Units	2,493	14,830	28,572	1,553	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	13.433	11.972	8.829	11.919	12.500	—	—	—	—	—
Value at End of Year	13.336	13.433	11.972	8.829	11.919	—	—	—	—	—
Venture III No. of Units	4,121	3,376	18,031	5,699	467	—	—	—	—	—

American International Trust - Series II Shares (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	26.019	24.796	17.701	31.284	26.637	22.885	19.248	16.481	12.500	—
Value at End of Year	21.913	26.019	24.796	17.701	31.284	26.637	22.885	19.248	16.481	—
Venture III No. of Units	6,341,256	6,737,333	7,513,785	8,964,897	9,317,458	9,205,373	6,653,279	3,491,453	586,657	—
NY Venture III No. of Units	789,772	772,078	815,057	1,002,161	1,016,847	896,929	479,884	102,347	15,027	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	25.919	24.713	17.651	31.211	26.588	22.855	19.232	16.475	12.500	—
Value at End of Year	21.819	25.919	24.713	17.651	31.211	26.588	22.855	19.232	16.475	—
Venture III No. of Units	344,150	387,964	413,241	430,283	556,481	595,306	682,654	521,883	275,436	—
NY Venture III No. of Units	272,408	299,687	314,691	359,333	403,664	509,853	585,234	301,739	70,097	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	25.623	24.467	17.502	30.994	26.443	22.764	19.185	16.459	12.500	—
Value at End of Year	21.537	25.623	24.467	17.502	30.994	26.443	22.764	19.185	16.459	—
Venture III No. of Units	4,354,374	4,614,531	5,077,240	6,026,026	6,181,552	6,189,533	4,498,519	2,393,198	525,458	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	25.525	24.386	17.452	30.922	26.395	22.734	19.169	16.454	12.500	—
Value at End of Year	21.444	25.525	24.386	17.452	30.922	26.395	22.734	19.169	16.454	—
Venture III No. of Units	33,869	50,835	59,615	61,416	75,994	158,306	126,331	110,296	19,661	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	25.234	24.144	17.305	30.707	26.251	22.644	19.121	16.437	12.500	—
Value at End of Year	21.167	25.234	24.144	17.305	30.707	26.251	22.644	19.121	16.437	—
Venture III No. of Units	179,118	192,794	201,440	241,843	252,578	313,031	295,957	180,409	50,920	—

American New World Trust - Series II Shares (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	14.181	12.303	8.405	14.902	12.500	—	—	—	—	—
Value at End of Year	11.940	14.181	12.303	8.405	14.902	—	—	—	—	—
Venture III No. of Units	740,138	947,429	1,007,524	958,720	1,281,731	—	—	—	—	—
NY Venture III No. of Units	33,948	38,870	40,608	41,307	24,343	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.155	12.286	8.398	14.897	12.500	—	—	—	—	—
Value at End of Year	11.912	14.155	12.286	8.398	14.897	—	—	—	—	—
Venture III No. of Units	199,158	243,503	223,008	135,237	150,067	—	—	—	—	—
NY Venture III No. of Units	48,115	52,903	26,383	19,238	32,490	—	—	—	—	—

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	14.077	12.237	8.376	14.882	12.500	—	—	—	—	—
Value at End of Year	11.829	14.077	12.237	8.376	14.882	—	—	—	—	—
Venture III No. of Units	512,992	578,387	609,623	537,002	553,484	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	14.052	12.221	8.369	14.877	12.500	—	—	—	—	—
Value at End of Year	11.801	14.052	12.221	8.369	14.877	—	—	—	—	—
Venture III No. of Units	13,961	58,776	49,113	22,899	17,931	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	13.974	12.172	8.348	14.863	12.500	—	—	—	—	—
Value at End of Year	11.719	13.974	12.172	8.348	14.863	—	—	—	—	—
Venture III No. of Units	17,206	28,418	20,750	10,565	8,952	—	—	—	—	—

BlackRock Basic Value V.I. Fund (formerly Mercury Basic Value V.I. Fund) - Class II Shares (units first credited 7-20-1998)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	15.074	13.601	10.563	17.002	17.007	14.211	14.055	12.881	9.842	12.187
Value at End of Year	14.436	15.074	13.601	10.563	17.002	17.007	14.211	14.055	12.881	9.842
Venture III No. of Units	400	403	406	409	1,255	1,238	1,328	5,719	7,270	7,361

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	15.266	13.782	10.708	17.244	17.259	14.428	14.277	13.091	10.008	10.611
Value at End of Year	14.613	15.266	13.782	10.708	17.244	17.259	14.428	14.277	13.091	10.008
Venture III No. of Units	328	330	332	334	337	11,978	12,255	15,165	15,240	14,836

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	17.119	14.333	14.204	13.044	9.986	10.611
Value at End of Year	—	—	—	—	17.079	17.119	14.333	14.204	13.044	9.986
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	17.073	14.301	14.180	13.028	9.979	12.388
Value at End of Year	—	—	—	—	17.024	17.073	14.301	14.180	13.028	9.979
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—

BlackRock Global Allocation V.I. Fund (formerly Mercury Global Allocation V.I. Fund) - Class II Shares (units first credited 11-21-2003)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	20.807	18.179	16.746	14.908	13.813	—
Value at End of Year	—	—	—	—	23.908	20.807	18.179	16.746	14.908	—
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	23.903	20.894	19.257	17.152	15.893	—
Value at End of Year	—	—	—	—	27.451	23.903	20.894	19.257	17.152	—
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	23.710	20.756	19.159	17.090	15.838	—
Value at End of Year	—	—	—	—	27.188	23.710	20.756	19.159	17.090	—
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	23.646	20.710	19.126	17.069	15.819	—
Value at End of Year	—	—	—	—	27.101	23.646	20.710	19.126	17.069	—
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—

BlackRock Value Opportunities V.I. Fund (formerly Mercury Value Opportunities V.I. Fund) - Class II Shares (units first credited 7-20-1998)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	19.208	15.196	12.047	20.481	21.042	18.985	17.508	15.505	11.052	14.756
Value at End of Year	18.413	19.208	15.196	12.047	20.481	21.042	18.985	17.508	15.505	11.052
Venture III No. of Units	1,039	1,218	1,234	1,481	5,832	5,867	7,024	7,926	10,803	10,911

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	17.200	13.614	10.798	18.367	18.879	17.043	15.724	13.933	9.936	10.300
Value at End of Year	16.479	17.200	13.614	10.798	18.367	18.879	17.043	15.724	13.933	9.936
Venture III No. of Units	630	606	671	691	580	4,013	4,376	4,472	4,532	4,671

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	18.727	16.930	15.644	13.882	9.915	10.300
Value at End of Year	—	—	—	—	18.191	18.727	16.930	15.644	13.882	9.915
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	18.676	16.893	15.617	13.865	9.908	13.262
Value at End of Year	—	—	—	—	18.133	18.676	16.893	15.617	13.865	9.908
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—

Blue Chip Growth Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	24.373	21.333	15.177	26.853	24.215	22.464	21.626	20.165	15.871	21.303
Value at End of Year	24.320	24.373	21.333	15.177	26.853	24.215	22.464	21.626	20.165	15.871
Venture III No. of Units	124,088	146,152	132,130	169,683	151,990	185,186	224,831	273,059	405,084	400,734

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	13.831	12.112	8.621	15.261	13.769	12.779	12.309	11.483	9.042	12.143
Value at End of Year	13.794	13.831	12.112	8.621	15.261	13.769	12.779	12.309	11.483	9.042
Venture III No. of Units	192,550	252,642	333,112	376,442	236,536	332,540	446,496	591,541	700,061	733,780

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	13.637	11.960	8.526	15.115	13.657	12.695	12.246	11.441	9.023	12.136
Value at End of Year	13.580	13.637	11.960	8.526	15.115	13.657	12.695	12.246	11.441	9.023
Venture III No. of Units	9,284	18,873	34,007	35,344	36,029	43,030	43,523	51,035	71,726	67,960

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	13.573	11.909	8.494	15.066	13.621	12.667	12.225	11.428	9.017	12.133
Value at End of Year	13.509	13.573	11.909	8.494	15.066	13.621	12.667	12.225	11.428	9.017
Venture III No. of Units	62,236	70,746	91,372	84,718	100,228	122,320	165,401	205,182	200,869	210,871

Blue Chip Growth Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	14.404	12.630	9.007	15.962	14.424	13.414	12.943	12.091	9.527	11.661
Value at End of Year	14.344	14.404	12.630	9.007	15.962	14.424	13.414	12.943	12.091	9.527
Venture III No. of Units	1,453,675	1,672,388	1,915,212	2,029,070	2,172,974	2,671,447	2,875,894	2,397,411	1,497,368	467,566
NY Venture III No. of Units	125,429	143,341	157,255	172,630	153,308	179,909	192,392	129,971	79,549	28,105

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.373	13.487	9.623	17.062	15.426	14.353	13.855	12.950	10.209	12.500
Value at End of Year	15.302	15.373	13.487	9.623	17.062	15.426	14.353	13.855	12.950	10.209
Venture III No. of Units	417,285	489,291	531,322	605,505	652,367	851,820	1,106,527	1,287,623	1,447,638	746,218
NY Venture III No. of Units	132,668	157,004	172,910	192,476	172,849	223,115	255,418	205,768	133,615	114,270

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	15.175	13.334	9.527	16.918	15.319	14.275	13.801	12.918	10.200	12.500
Value at End of Year	15.083	15.175	13.334	9.527	16.918	15.319	14.275	13.801	12.918	10.200
Venture III No. of Units	811,832	961,264	1,112,135	1,222,351	1,251,490	1,573,877	1,678,672	1,183,363	492,024	67,960

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.110	13.283	9.496	16.870	15.284	14.249	13.782	12.908	10.196	12.500
Value at End of Year	15.010	15.110	13.283	9.496	16.870	15.284	14.249	13.782	12.908	10.196
Venture III No. of Units	67,358	63,932	76,573	85,506	72,274	93,052	111,893	148,744	161,025	104,192

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	17.035	14.998	10.738	19.106	17.335	16.186	15.679	14.706	12.500	—
Value at End of Year	16.898	17.035	14.998	10.738	19.106	17.335	16.186	15.679	14.706	—
Venture III No. of Units	101,241	114,066	143,180	144,505	140,425	175,631	163,658	120,990	49,072	—

Bond Trust - Series I Shares (units first credited 10-28-2011)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.558	—	—	—	—	—	—	—	—	—
Venture III No. of Units	33,109	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.557	—	—	—	—	—	—	—	—	—
Venture III No. of Units	36,655	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.553	—	—	—	—	—	—	—	—	—
Venture III No. of Units	6,614	—	—	—	—	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Bond Trust - Series II Shares (units first credited 10-28-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.558	—	—	—	—	—	—	—	—	—
Venture III No. of Units	14,375,047	—	—	—	—	—	—	—	—	—
NY Venture III No. of Units	2,216,104	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.557	—	—	—	—	—	—	—	—	—
Venture III No. of Units	87,655	—	—	—	—	—	—	—	—	—
NY Venture III No. of Units	103,679	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.554	—	—	—	—	—	—	—	—	—
Venture III No. of Units	8,880,772	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.553	—	—	—	—	—	—	—	—	—
Venture III No. of Units	23,662	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.550	—	—	—	—	—	—	—	—	—
Venture III No. of Units	116,199	—	—	—	—	—	—	—	—	—

Capital Appreciation Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	9.659	8.781	6.273	10.160	9.256	9.201	8.205	7.630	5.992	8.779
Value at End of Year	9.508	9.659	8.781	6.273	10.160	9.256	9.201	8.205	7.630	5.992
Venture III No. of Units	231,600	283,688	251,748	287,512	360,827	520,227	254,549	358,348	387,166	366,979

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	12.998	11.822	8.451	13.694	12.481	12.413	11.076	10.305	8.095	11.868
Value at End of Year	12.789	12.998	11.822	8.451	13.694	12.481	12.413	11.076	10.305	8.095
Venture III No. of Units	165,989	208,086	202,018	223,316	283,863	407,101	240,673	289,125	339,054	367,924

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	12.815	11.674	8.357	13.562	12.380	12.331	11.019	10.267	8.078	11.861
Value at End of Year	12.591	12.815	11.674	8.357	13.562	12.380	12.331	11.019	10.267	8.078
Venture III No. of Units	14,735	15,275	16,953	21,174	23,094	23,849	11,535	13,330	18,973	39,623

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.755	11.625	8.326	13.519	12.346	12.304	11.000	10.255	8.073	11.858
Value at End of Year	12.525	12.755	11.625	8.326	13.519	12.346	12.304	11.000	10.255	8.073
Venture III No. of Units	151,064	147,794	146,759	173,580	182,164	221,171	67,060	94,529	109,634	103,157

Capital Appreciation Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	13.888	11.634	8.326	14.700	13.420	13.367	11.952	11.125	8.743	11.443
Value at End of Year	13.638	13.888	11.634	8.326	14.700	13.420	13.367	11.952	11.125	8.743
Venture III No. of Units	737,667	902,906	837,819	863,583	1,065,051	1,473,495	765,855	643,607	565,726	202,403
NY Venture III No. of Units	73,120	76,642	56,771	59,267	77,632	84,168	20,075	21,384	11,100	11,847

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.106	13.770	9.861	16.012	14.626	14.575	13.038	12.142	9.547	12.500
Value at End of Year	14.826	15.106	13.770	9.861	16.012	14.626	14.575	13.038	12.142	9.547
Venture III No. of Units	476,632	567,904	561,565	635,839	779,261	1,073,787	614,695	714,630	788,230	397,347
NY Venture III No. of Units	103,683	112,561	100,395	112,167	144,581	198,806	42,337	45,087	36,933	26,055

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	14.911	13.613	9.763	15.877	14.525	14.496	12.987	12.112	9.538	12.500
Value at End of Year	14.613	14.911	13.613	9.763	15.877	14.525	14.496	12.987	12.112	9.538
Venture III No. of Units	378,520	438,841	436,089	474,346	571,431	771,867	357,179	273,041	174,607	39,623

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	14.847	13.561	9.730	15.832	14.491	14.470	12.970	12.102	9.535	12.500
Value at End of Year	14.543	14.847	13.561	9.730	15.832	14.491	14.470	12.970	12.102	9.535
Venture III No. of Units	64,152	67,849	64,554	68,889	85,055	109,450	80,330	100,979	108,546	65,452

Venture III Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	18.029	16.493	11.851	19.312	17.703	17.703	15.892	14.851	12.500	—
Value at End of Year	17.633	18.029	16.493	11.851	19.312	17.703	17.703	15.892	14.851	—
Venture III No. of Units	15,562	21,259	13,948	18,723	27,714	50,143	16,881	16,513	12,116	—

Capital Appreciation Value Trust - Series II Shares (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	12.927	11.565	9.056	12.500	—	—	—	—	—	—
Value at End of Year	13.082	12.927	11.565	9.056	—	—	—	—	—	—
Venture III No. of Units	5,786,530	7,018,711	8,214,841	5,000,267	—	—	—	—	—	—
NY Venture III No. of Units	308,206	341,030	419,379	248,040	—	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.911	11.556	9.053	12.500	—	—	—	—	—	—
Value at End of Year	13.058	12.911	11.556	9.053	—	—	—	—	—	—
Venture III No. of Units	25,115	38,701	58,896	54,116	—	—	—	—	—	—
NY Venture III No. of Units	481	826	830	10,557	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.861	11.529	9.046	12.500	—	—	—	—	—	—
Value at End of Year	12.989	12.861	11.529	9.046	—	—	—	—	—	—
Venture III No. of Units	3,684,689	4,185,087	5,036,947	2,574,671	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.845	11.521	9.043	12.500	—	—	—	—	—	—
Value at End of Year	12.966	12.845	11.521	9.043	—	—	—	—	—	—
Venture III No. of Units	10,357	12,969	29,877	19,002	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.796	11.494	9.036	12.500	—	—	—	—	—	—
Value at End of Year	12.898	12.796	11.494	9.036	—	—	—	—	—	—
Venture III No. of Units	20,767	22,729	49,435	43,426	—	—	—	—	—	—

Classic Value Trust (merged into Equity-Income Trust eff 5-01-09) - Series II Shares (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	14.431	16.828	14.768	13.745	12.500	—	—
Value at End of Year	—	—	—	7.710	14.431	16.828	14.768	13.745	—	—
Venture III No. of Units	—	—	—	219,212	263,018	321,955	178,689	121,626	—	—
NY Venture III No. of Units	—	—	—	34,301	39,281	35,669	19,768	17,716	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	14.405	16.805	14.756	13.741	12.500	—	—
Value at End of Year	—	—	—	7.692	14.405	16.805	14.756	13.741	—	—
Venture III No. of Units	—	—	—	47,085	74,381	136,097	40,825	11,187	—	—
NY Venture III No. of Units	—	—	—	18,899	15,539	20,624	25,715	18,657	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	14.326	16.739	14.719	13.727	12.500	—	—
Value at End of Year	—	—	—	7.638	14.326	16.739	14.719	13.727	—	—
Venture III No. of Units	—	—	—	142,586	148,221	230,487	127,848	67,852	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	14.300	16.716	14.707	13.723	12.500	—	—
Value at End of Year	—	—	—	7.621	14.300	16.716	14.707	13.723	—	—
Venture III No. of Units	—	—	—	11,991	6,599	11,406	6,688	2,559	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	14.222	16.650	14.671	13.709	12.500	—	—
Value at End of Year	—	—	—	7.567	14.222	16.650	14.671	13.709	—	—
Venture III No. of Units	—	—	—	1,413	5,872	5,509	5,933	4,832	—	—

Core Allocation Plus Trust - Series II Shares (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	11.664	10.752	8.738	12.500	—	—	—	—	—	—
Value at End of Year	11.185	11.664	10.752	8.738	—	—	—	—	—	—
Venture III No. of Units	3,506,971	3,859,251	4,162,603	1,831,891	—	—	—	—	—	—
NY Venture III No. of Units	164,921	171,440	166,219	20,014	—	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.649	10.744	8.736	12.500	—	—	—	—	—	—
Value at End of Year	11.165	11.649	10.744	8.736	—	—	—	—	—	—
Venture III No. of Units	33,028	34,450	35,318	7,374	—	—	—	—	—	—
NY Venture III No. of Units	509	875	879	1,548	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	11.605	10.719	8.728	12.500	—	—	—	—	—	—
Value at End of Year	11.106	11.605	10.719	8.728	—	—	—	—	—	—
Venture III No. of Units	1,838,403	2,056,561	2,224,000	915,753	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	11.590	10.711	8.726	12.500	—	—	—	—	—	—
Value at End of Year	11.086	11.590	10.711	8.726	—	—	—	—	—	—
Venture III No. of Units	32,075	34,648	42,070	11,240	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	11.546	10.686	8.719	12.500	—	—	—	—	—	—
Value at End of Year	11.027	11.546	10.686	8.719	—	—	—	—	—	—
Venture III No. of Units	16,577	20,363	20,627	12,657	—	—	—	—	—	—

Core Allocation Trust (merged into Lifestyle Growth Trust eff 4-27-12) - Series II Shares (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.350	15.012	12.500	—	—	—	—	—	—	—
Value at End of Year	15.810	16.350	15.012	—	—	—	—	—	—	—
Venture III No. of Units	1,023,274	561,108	295,664	—	—	—	—	—	—	—
NY Venture III No. of Units	11,991	8,142	7,004	—	—	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.336	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.789	16.336	—	—	—	—	—	—	—	—
Venture III No. of Units	12,960	7,067	—	—	—	—	—	—	—	—
NY Venture III No. of Units	2,915	1,420	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	16.295	14.992	12.500	—	—	—	—	—	—	—
Value at End of Year	15.726	16.295	14.992	—	—	—	—	—	—	—
Venture III No. of Units	512,072	391,018	154,844	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.282	14.987	12.500	—	—	—	—	—	—	—
Value at End of Year	15.705	16.282	14.987	—	—	—	—	—	—	—
Venture III No. of Units	31,649	17,118	10,066	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.241	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.643	16.241	—	—	—	—	—	—	—	—
Venture III No. of Units	3,534	2,007	—	—	—	—	—	—	—	—

Core Balanced Trust (merged into Lifestyle Growth Trust eff 4-27-12) - Series II Shares (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.537	15.004	12.500	—	—	—	—	—	—	—
Value at End of Year	16.412	16.537	15.004	—	—	—	—	—	—	—
Venture III No. of Units	1,328,990	1,112,726	711,906	—	—	—	—	—	—	—
NY Venture III No. of Units	69,458	62,579	48,472	—	—	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.523	14.999	12.500	—	—	—	—	—	—	—
Value at End of Year	16.390	16.523	14.999	—	—	—	—	—	—	—
Venture III No. of Units	13,052	9,456	5,534	—	—	—	—	—	—	—
NY Venture III No. of Units	12,850	8,839	14,872	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	16.482	14.984	12.500	—	—	—	—	—	—	—
Value at End of Year	16.325	16.482	14.984	—	—	—	—	—	—	—
Venture III No. of Units	925,007	442,912	251,162	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.468	14.979	12.500	—	—	—	—	—	—	—
Value at End of Year	16.303	16.468	14.979	—	—	—	—	—	—	—
Venture III No. of Units	25,089	21,310	10,885	—	—	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.427	14.964	12.500	—	—	—	—	—	—	—
Value at End of Year	16.238	16.427	14.964	—	—	—	—	—	—	—
Venture III No. of Units	7,637	2,819	943	—	—	—	—	—	—	—

Core Bond Trust - Series II Shares (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	15.243	14.494	13.443	13.251	12.703	12.463	12.500	—	—	—
Value at End of Year	16.200	15.243	14.494	13.443	13.251	12.703	12.463	—	—	—
Venture III No. of Units	71,085	99,271	72,032	36,280	34,960	7,442	391	—	—	—
NY Venture III No. of Units	964	600	594	6,165	126	479	121	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.200	14.460	13.419	13.233	12.692	12.459	12.500	—	—	—
Value at End of Year	16.146	15.200	14.460	13.419	13.233	12.692	12.459	—	—	—
Venture III No. of Units	36,048	50,838	35,604	94,428	4,323	1,739	414	—	—	—
NY Venture III No. of Units	1,264	1,477	1,526	259	256	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	15.072	14.359	13.345	13.180	12.660	12.446	12.500	—	—	—
Value at End of Year	15.985	15.072	14.359	13.345	13.180	12.660	12.446	—	—	—
Venture III No. of Units	54,026	47,309	70,684	103,611	8,468	6,436	3,739	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.029	14.326	13.320	13.163	12.650	12.442	12.500	—	—	—
Value at End of Year	15.932	15.029	14.326	13.320	13.163	12.650	12.442	—	—	—
Venture III No. of Units	5,889	2,796	3,205	53	82	81	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	14.902	14.226	13.247	13.110	12.618	12.430	12.500	—	—	—
Value at End of Year	15.774	14.902	14.226	13.247	13.110	12.618	12.430	—	—	—
Venture III No. of Units	4,735	6,479	5,969	5,022	—	—	—	—	—	—

Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 4-27-12) - Series II Shares (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.963	15.370	12.500	—	—	—	—	—	—	—
Value at End of Year	16.357	16.963	15.370	—	—	—	—	—	—	—
Venture III No. of Units	1,853,435	1,467,303	850,545	—	—	—	—	—	—	—
NY Venture III No. of Units	90,886	95,118	43,570	—	—	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.949	15.365	12.500	—	—	—	—	—	—	—
Value at End of Year	16.335	16.949	15.365	—	—	—	—	—	—	—
Venture III No. of Units	12,827	13,267	13,560	—	—	—	—	—	—	—
NY Venture III No. of Units	1,524	12,357	1,547	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	16.907	15.349	12.500	—	—	—	—	—	—	—
Value at End of Year	16.270	16.907	15.349	—	—	—	—	—	—	—
Venture III No. of Units	1,436,593	1,326,066	592,387	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.893	15.344	12.500	—	—	—	—	—	—	—
Value at End of Year	16.248	16.893	15.344	—	—	—	—	—	—	—
Venture III No. of Units	40,208	39,369	21,924	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.851	15.329	12.500	—	—	—	—	—	—	—
Value at End of Year	16.184	16.851	15.329	—	—	—	—	—	—	—
Venture III No. of Units	16,284	3,650	2,365	—	—	—	—	—	—	—

Core Equity Trust (merged into Fundamental Value Trust eff 5-01-09) - Series II Shares (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	14.152	15.317	14.624	14.055	12.500	—	—
Value at End of Year	—	—	—	6.321	14.152	15.317	14.624	14.055	—	—
Venture III No. of Units	—	—	—	750,837	848,728	265,806	984,498	517,680	—	—
NY Venture III No. of Units	—	—	—	48,028	65,439	67,270	60,439	14,371	—	—

Venture III Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	14.126	15.296	14.612	14.051	12.500	—	—
Value at End of Year	—	—	—	6.306	14.126	15.296	14.612	14.051	—	—
Venture III No. of Units	—	—	—	18,246	31,830	44,377	94,766	76,892	—	—
NY Venture III No. of Units	—	—	—	56,005	53,098	76,667	59,349	21,952	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	14.049	15.235	14.576	14.037	12.500	—	—
Value at End of Year	—	—	—	6.262	14.049	15.235	14.576	14.037	—	—
Venture III No. of Units	—	—	—	446,779	430,852	482,630	640,016	334,984	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	14.023	15.215	14.563	14.032	12.500	—	—
Value at End of Year	—	—	—	6.247	14.023	15.215	14.563	14.032	—	—
Venture III No. of Units	—	—	—	541	1,985	2,298	7,103	20,008	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	13.946	15.155	14.527	14.018	12.500	—	—
Value at End of Year	—	—	—	6.204	13.946	15.155	14.527	14.018	—	—
Venture III No. of Units	—	—	—	33,265	36,549	35,430	38,636	21,509	—	—

Core Fundamental Holdings Trust - Series II Shares (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	15.837	14.684	12.500	—	—	—	—	—	—	—
Value at End of Year	15.659	15.837	14.684	—	—	—	—	—	—	—
Venture III No. of Units	1,470,892	1,374,026	980,775	—	—	—	—	—	—	—
NY Venture III No. of Units	226,023	226,957	34,847	—	—	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.824	14.679	12.500	—	—	—	—	—	—	—
Value at End of Year	15.638	15.824	14.679	—	—	—	—	—	—	—
Venture III No. of Units	11,866	10,414	1,849	—	—	—	—	—	—	—
NY Venture III No. of Units	4,632	4,649	116	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	15.784	14.664	12.500	—	—	—	—	—	—	—
Value at End of Year	15.576	15.784	14.664	—	—	—	—	—	—	—
Venture III No. of Units	861,205	773,319	449,200	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	15.732	14.644	12.500	—	—	—	—	—	—	—
Value at End of Year	15.493	15.732	14.644	—	—	—	—	—	—	—
Venture III No. of Units	2,530	3,552	23,195	—	—	—	—	—	—	—

Core Global Diversification Trust - Series II Shares (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.167	15.178	12.500	—	—	—	—	—	—	—
Value at End of Year	15.306	16.167	15.178	—	—	—	—	—	—	—
Venture III No. of Units	2,878,883	3,064,742	1,745,627	—	—	—	—	—	—	—
NY Venture III No. of Units	147,769	147,523	90,871	—	—	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.154	15.173	12.500	—	—	—	—	—	—	—
Value at End of Year	15.286	16.154	15.173	—	—	—	—	—	—	—
Venture III No. of Units	37,417	29,427	10,781	—	—	—	—	—	—	—
NY Venture III No. of Units	4,493	9,447	17,344	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	16.114	15.158	12.500	—	—	—	—	—	—	—
Value at End of Year	15.225	16.114	15.158	—	—	—	—	—	—	—
Venture III No. of Units	1,853,091	2,163,544	1,623,088	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.100	15.153	12.500	—	—	—	—	—	—	—
Value at End of Year	15.205	16.100	15.153	—	—	—	—	—	—	—
Venture III No. of Units	4,755	1,988	1,649	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.060	15.138	12.500	—	—	—	—	—	—	—
Value at End of Year	15.144	16.060	15.138	—	—	—	—	—	—	—
Venture III No. of Units	23,788	11,800	9,017	—	—	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Core Strategy Trust (formerly Index Allocation Trust) - Series II Shares (units first credited 2-13-2006)
Contracts with no Optional Benefits
Value at Start of Year	13.501	12.236	10.225	14.139	13.492	12.500	—	—	—	—
Value at End of Year	13.281	13.501	12.236	10.225	14.139	13.492	—	—	—	—
Venture III No. of Units	8,693,976	9,713,219	10,360,098	7,905,890	4,355,699	2,024,581	—	—	—	—
NY Venture III No. of Units	1,082,192	1,116,502	1,196,494	1,011,023	724,828	344,725	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.468	12.212	10.211	14.126	13.486	12.500	—	—	—	—
Value at End of Year	13.242	13.468	12.212	10.211	14.126	13.486	—	—	—	—
Venture III No. of Units	45,003	46,593	66,892	60,399	13,900	12,201	—	—	—	—
NY Venture III No. of Units	35,099	35,934	38,128	71,103	65,033	22,820	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	13.370	12.141	10.167	14.086	13.468	12.500	—	—	—	—
Value at End of Year	13.126	13.370	12.141	10.167	14.086	13.468	—	—	—	—
Venture III No. of Units	9,537,991	9,918,590	9,955,794	8,353,850	5,978,100	2,741,963	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	13.337	12.118	10.152	14.073	13.462	12.500	—	—	—	—
Value at End of Year	13.087	13.337	12.118	10.152	14.073	13.462	—	—	—	—
Venture III No. of Units	8,150	5,350	8,518	13,301	6,642	6,778	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	13.240	12.047	10.108	14.033	13.444	12.500	—	—	—	—
Value at End of Year	12.972	13.240	12.047	10.108	14.033	13.444	—	—	—	—
Venture III No. of Units	43,756	5,602	6,033	14,214	338	2,361	—	—	—	—

Disciplined Diversification Trust - Series II Shares (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	12.682	11.391	9.121	12.500	—	—	—	—	—	—
Value at End of Year	12.189	12.682	11.391	9.121	—	—	—	—	—	—
Venture III No. of Units	4,085,810	4,813,370	5,130,672	2,500,233	—	—	—	—	—	—
NY Venture III No. of Units	211,268	219,039	223,139	143,699	—	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.666	11.382	9.119	12.500	—	—	—	—	—	—
Value at End of Year	12.168	12.666	11.382	9.119	—	—	—	—	—	—
Venture III No. of Units	41,815	55,881	59,055	46,907	—	—	—	—	—	—
NY Venture III No. of Units	—	—	—	1,217	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.618	11.356	9.111	12.500	—	—	—	—	—	—
Value at End of Year	12.103	12.618	11.356	9.111	—	—	—	—	—	—
Venture III No. of Units	1,333,363	1,473,830	1,566,088	936,755	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.602	11.347	9.109	12.500	—	—	—	—	—	—
Value at End of Year	12.082	12.602	11.347	9.109	—	—	—	—	—	—
Venture III No. of Units	34,348	38,463	39,764	24,018	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.554	11.321	9.101	12.500	—	—	—	—	—	—
Value at End of Year	12.018	12.554	11.321	9.101	—	—	—	—	—	—
Venture III No. of Units	8,706	16,014	20,282	12,829	—	—	—	—	—	—

Diversified Bond Trust (merged into Active Bond Trust eff 5-01-05) - Series I Shares (units first credited 8-03-1989)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	18.084	17.576	16.605
Value at End of Year	—	—	—	—	—	—	—	18.473	18.084	17.576
Venture III No. of Units	—	—	—	—	—	—	—	176,824	206,285	225,423

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	13.790	13.410	12.675
Value at End of Year	—	—	—	—	—	—	—	14.080	13.790	13.410
Venture III No. of Units	—	—	—	—	—	—	—	188,742	225,752	305,030

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	13.741	13.381	12.667
Value at End of Year	—	—	—	—	—	—	—	14.008	13.741	13.381
Venture III No. of Units	—	—	—	—	—	—	—	3,694	6,559	16,141

Venture III Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	13.724	13.372	12.665
Value at End of Year	—	—	—	—	—	—	—	13.984	13.724	13.372
Venture III No. of Units	—	—	—	—	—	—	—	84,618	86,438	78,504

Diversified Bond Trust (merged into Active Bond Trust eff 5-01-05) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.566	13.186	12.505
Value at End of Year	—	—	—	—	—	—	—	13.831	13.566	13.186
Venture III No. of Units	—	—	—	—	—	—	—	7,401,186	695,637	252,850
NY Venture III No. of Units	—	—	—	—	—	—	—	254,299	48,803	23,178

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	13.550	13.177	12.500
Value at End of Year	—	—	—	—	—	—	—	13.807	13.550	13.177
Venture III No. of Units	—	—	—	—	—	—	—	476,849	501,679	253,046
NY Venture III No. of Units	—	—	—	—	—	—	—	417,666	56,838	67,059

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	13.517	13.165	12.500
Value at End of Year	—	—	—	—	—	—	—	13.753	13.517	13.165
Venture III No. of Units	—	—	—	—	—	—	—	4,302,819	206,340	16,141

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	13.505	13.160	12.500
Value at End of Year	—	—	—	—	—	—	—	13.735	13.505	13.160
Venture III No. of Units	—	—	—	—	—	—	—	85,622	106,307	70,827

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.529	12.500	—
Value at End of Year	—	—	—	—	—	—	—	12.723	12.529	—
Venture III No. of Units	—	—	—	—	—	—	—	311,393	33,885	—

Dynamic Growth Trust (merged into Mid Cap Stock Trust eff 4-25-08) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	5.421	4.963	4.489	4.149	3.269	4.639
Value at End of Year	—	—	—	—	5.826	5.421	4.963	4.489	4.149	3.269
Venture III No. of Units	—	—	—	—	342,288	440,165	623,403	827,660	981,398	289,494

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	12.543	11.490	10.397	9.615	7.579	10.761
Value at End of Year	—	—	—	—	13.473	12.543	11.490	10.397	9.615	7.579
Venture III No. of Units	—	—	—	—	156,693	215,226	280,749	441,186	518,212	140,674

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	12.441	11.414	10.344	9.580	7.563	10.754
Value at End of Year	—	—	—	—	13.344	12.441	11.414	10.344	9.580	7.563
Venture III No. of Units	—	—	—	—	4,233	7,820	8,051	9,149	15,496	4,726

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	12.408	11.389	10.326	9.568	7.557	10.752
Value at End of Year	—	—	—	—	13.301	12.408	11.389	10.326	9.568	7.557
Venture III No. of Units	—	—	—	—	130,999	161,032	222,815	225,775	268,434	46,340

Dynamic Growth Trust (merged into Mid Cap Stock Trust eff 4-25-08) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	15.365	14.505	13.165	12.165	9.578	11.843
Value at End of Year	—	—	—	—	16.964	15.365	14.505	13.165	12.165	9.578
Venture III No. of Units	—	—	—	—	239,917	356,033	462,359	528,200	541,610	87,128
NY Venture III No. of Units	—	—	—	—	13,422	16,936	23,011	18,994	17,929	4,320

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	16.636	15.282	13.877	12.829	10.106	12.500
Value at End of Year	—	—	—	—	17.855	16.636	15.282	13.877	12.829	10.106
Venture III No. of Units	—	—	—	—	220,015	305,451	478,947	605,108	709,524	82,533
NY Venture III No. of Units	—	—	—	—	22,354	18,373	27,519	33,123	40,444	5,544

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	16.520	15.199	13.822	12.798	10.097	12.500
Value at End of Year	—	—	—	—	17.705	16.520	15.199	13.822	12.798	10.097
Venture III No. of Units	—	—	—	—	67,173	80,833	164,259	101,183	104,025	4,726

Venture III Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	16.482	15.171	13.804	12.787	10.093	12.500
Value at End of Year	—	—	—	—	17.655	16.482	15.171	13.804	12.787	10.093
Venture III No. of Units	—	—	—	—	51,651	63,069	181,834	94,881	184,625	13,216

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	19.906	18.350	16.721	15.513	12.500	—
Value at End of Year	—	—	—	—	21.291	19.906	18.350	16.721	15.513	—
Venture III No. of Units	—	—	—	—	7,449	8,917	56,261	11,368	28,603	—

Emerging Growth Trust (merged into Small Cap Growth Trust eff 11-07-08) - Series II Shares (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	19.616	17.903	16.950	16.159	12.500	—
Value at End of Year	—	—	—	—	20.014	19.616	17.903	16.950	16.159	—
Venture III No. of Units	—	—	—	—	47,689	70,903	60,906	72,374	28,839	—
NY Venture III No. of Units	—	—	—	—	2,407	2,296	2,115	1,792	281	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	19.580	17.880	16.936	16.154	12.500	—
Value at End of Year	—	—	—	—	19.967	19.580	17.880	16.936	16.154	—
Venture III No. of Units	—	—	—	—	9,943	13,169	11,805	11,246	7,937	—
NY Venture III No. of Units	—	—	—	—	15,924	25,712	17,623	13,145	8,439	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	19.473	17.809	16.894	16.138	12.500	—
Value at End of Year	—	—	—	—	19.828	19.473	17.809	16.894	16.138	—
Venture III No. of Units	—	—	—	—	34,848	50,665	55,386	45,303	13,253	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	19.438	17.785	16.880	16.132	12.500	—
Value at End of Year	—	—	—	—	19.782	19.438	17.785	16.880	16.132	—
Venture III No. of Units	—	—	—	—	1,835	2,355	12,262	6,010	5,961	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	19.331	17.714	16.838	16.117	12.500	—
Value at End of Year	—	—	—	—	19.644	19.331	17.714	16.838	16.117	—
Venture III No. of Units	—	—	—	—	1,308	1,896	2,029	2,310	1,165	—

Emerging Small Company Trust (merged into Smaller Company Growth Trust eff 11-16-09) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	20.423	19.218	19.078	16.950	16.832	12.246	17.586
Value at End of Year	—	—	—	11.393	20.423	19.218	19.078	16.950	16.832	12.246
Venture III No. of Units	—	—	—	50,860	66,699	93,755	136,855	6,561	208,059	187,231

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	14.032	13.211	13.121	16.936	11.588	8.435	12.119
Value at End of Year	—	—	—	7.824	14.032	13.211	13.121	16.936	11.588	8.435
Venture III No. of Units	—	—	—	78,329	88,896	122,288	185,432	2,628	327,397	284,440

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	13.897	13.104	13.034	16.894	11.546	8.417	12.111
Value at End of Year	—	—	—	7.737	13.897	13.104	13.034	16.894	11.546	8.417
Venture III No. of Units	—	—	—	17,255	17,665	17,708	18,488	75	27,653	28,910

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	13.852	13.068	13.005	16.880	11.532	8.411	12.109
Value at End of Year	—	—	—	7.709	13.852	13.068	13.005	16.880	11.532	8.411
Venture III No. of Units	—	—	—	19,963	36,229	38,613	91,110	52	127,291	110,428

Emerging Small Company Trust (merged into Smaller Company Growth Trust eff 11-16-09) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	14.963	14.107	14.036	13.608	12.428	9.059	11.865
Value at End of Year	—	—	—	8.330	14.963	14.107	14.036	13.608	12.428	9.059
Venture III No. of Units	—	—	—	413,935	497,182	746,640	973,157	1,033,645	835,003	174,849
NY Venture III No. of Units	—	—	—	22,661	27,338	30,605	32,329	32,486	22,745	15,125

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	15.720	14.828	14.760	14.317	13.083	9.540	12.500
Value at End of Year	—	—	—	8.747	15.720	14.828	14.760	14.317	13.083	9.540
Venture III No. of Units	—	—	—	184,895	229,315	357,208	576,528	721,122	813,809	284,420
NY Venture III No. of Units	—	—	—	47,730	55,562	77,144	99,979	96,469	46,979	19,621

Venture III Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	15.588	14.726	14.680	14.261	13.051	9.531	12.500
Value at End of Year	—	—	—	8.660	15.588	14.726	14.680	14.261	13.051	9.531
Venture III No. of Units	—	—	—	238,638	292,180	433,321	616,145	624,965	444,605	5,714

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	15.544	14.691	14.653	14.242	13.040	9.528	12.500
Value at End of Year	—	—	—	8.632	15.544	14.691	14.653	14.242	13.040	9.528
Venture III No. of Units	—	—	—	155,897	151,099	46,472	160,149	71,109	154,311	57,058

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	19.136	18.114	18.094	17.613	16.151	12.500	—
Value at End of Year	—	—	—	10.611	19.136	18.114	18.094	17.613	16.151	—
Venture III No. of Units	—	—	—	69,590	71,902	34,297	83,935	30,299	31,578	—

Equity-Income Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	29.898	26.403	21.352	33.899	33.350	28.485	27.864	24.675	19.976	23.419
Value at End of Year	29.172	29.898	26.403	21.352	33.899	33.350	28.485	27.864	24.675	19.976
Venture III No. of Units	125,926	123,734	142,667	164,302	203,444	287,725	339,253	450,077	484,523	535,366

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	15.437	13.640	11.036	17.529	17.254	14.744	14.431	12.785	10.356	12.147
Value at End of Year	15.055	15.437	13.640	11.036	17.529	17.254	14.744	14.431	12.785	10.356
Venture III No. of Units	236,228	254,389	291,920	377,666	459,791	637,450	801,467	1,052,521	1,142,868	1,276,620

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	15.221	13.468	10.913	17.361	17.115	14.647	14.357	12.739	10.334	12.139
Value at End of Year	14.821	15.221	13.468	10.913	17.361	17.115	14.647	14.357	12.739	10.334
Venture III No. of Units	16,158	14,917	15,168	19,867	23,296	27,983	52,412	55,715	74,231	72,429

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.149	13.412	10.873	17.306	17.068	14.615	14.332	12.723	10.326	12.137
Value at End of Year	14.744	15.149	13.412	10.873	17.306	17.068	14.615	14.332	12.723	10.326
Venture III No. of Units	80,208	64,973	85,964	102,430	144,321	198,807	251,739	327,655	316,798	469,145

Equity-Income Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	15.775	13.956	11.302	17.998	17.739	15.184	14.882	13.202	10.703	12.849
Value at End of Year	15.360	15.775	13.956	11.302	17.998	17.739	15.184	14.882	13.202	10.703
Venture III No. of Units	1,873,778	1,998,979	2,324,417	2,533,881	3,098,317	4,134,460	4,382,894	4,038,819	2,428,665	789,636
NY Venture III No. of Units	194,122	177,016	199,672	193,609	246,063	279,115	317,099	247,244	186,829	94,077

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.281	13.526	10.958	17.461	17.217	14.745	14.459	12.833	10.409	12.500
Value at End of Year	14.871	15.281	13.526	10.958	17.461	17.217	14.745	14.459	12.833	10.409
Venture III No. of Units	850,401	870,571	976,437	1,091,931	1,457,607	1,888,043	2,573,331	2,845,382	3,022,629	1,472,896
NY Venture III No. of Units	244,591	250,274	268,584	271,261	322,274	401,804	464,276	354,708	170,015	208,253

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	15.084	8.028	10.850	17.314	17.098	14.665	14.402	12.802	10.399	12.500
Value at End of Year	14.658	15.084	8.028	10.850	17.314	17.098	14.665	14.402	12.802	10.399
Venture III No. of Units	1,075,021	1,034,418	1,134,251	1,228,640	1,666,223	2,172,178	2,534,354	2,129,976	922,828	72,429

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.019	13.320	10.814	17.265	17.059	14.638	14.383	12.791	10.396	12.500
Value at End of Year	14.587	15.019	13.320	10.814	17.265	17.059	14.638	14.383	12.791	10.396
Venture III No. of Units	120,150	115,266	121,151	136,097	171,482	214,354	295,590	431,918	447,595	254,248

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	17.404	15.459	12.569	20.097	19.887	17.091	16.818	14.979	12.500	—
Value at End of Year	16.879	17.404	15.459	12.569	20.097	19.887	17.091	16.818	14.979	—
Venture III No. of Units	74,155	56,712	75,798	78,109	94,625	128,197	130,409	113,811	51,449	—

Financial Services Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	13.284	12.031	8.649	15.889	17.337	14.315	13.256	12.210	9.293	11.505
Value at End of Year	11.824	13.284	12.031	8.649	15.889	17.337	14.315	13.256	12.210	9.293
Venture III No. of Units	40,465	48,485	63,620	73,584	88,638	127,639	179,945	280,690	313,309	329,587

Venture III Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	13.581	12.306	8.852	16.269	17.760	14.672	13.594	12.527	9.539	11.816
Value at End of Year	12.083	13.581	12.306	8.852	16.269	17.760	14.672	13.594	12.527	9.539
Venture III No. of Units	27,890	49,641	56,639	48,140	54,442	98,212	113,493	147,080	157,593	162,475

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	13.391	12.152	8.754	16.113	17.617	14.575	13.524	12.482	9.519	11.808
Value at End of Year	11.895	13.391	12.152	8.754	16.113	17.617	14.575	13.524	12.482	9.519
Venture III No. of Units	2,816	4,357	3,647	3,655	3,621	4,978	6,553	15,814	22,989	25,104

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	13.328	12.100	8.721	16.061	17.569	14.543	13.501	12.467	9.512	11.806
Value at End of Year	11.834	13.328	12.100	8.721	16.061	17.569	14.543	13.501	12.467	9.512
Venture III No. of Units	11,071	15,523	28,212	35,301	51,320	84,336	95,825	131,727	132,728	147,104

Financial Services Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	14.550	13.207	9.524	17.527	19.147	15.855	14.703	13.578	10.348	12.638
Value at End of Year	12.930	14.550	13.207	9.524	17.527	19.147	15.855	14.703	13.578	10.348
Venture III No. of Units	300,078	372,933	497,431	626,803	581,504	854,054	617,520	644,275	585,235	239,270
NY Venture III No. of Units	19,939	23,436	24,786	36,216	42,078	45,403	33,508	31,040	24,981	5,638

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.329	13.013	9.389	17.287	18.894	15.653	14.523	13.419	10.231	12.500
Value at End of Year	12.727	14.329	13.013	9.389	17.287	18.894	15.653	14.523	13.419	10.231
Venture III No. of Units	99,971	136,188	153,872	174,737	151,574	312,480	380,115	431,763	468,599	175,574
NY Venture III No. of Units	52,243	60,759	51,826	59,726	61,185	75,084	66,298	75,100	40,520	28,212

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	14.144	12.864	9.295	17.141	18.763	15.568	14.465	13.386	10.221	12.500
Value at End of Year	12.544	14.144	12.864	9.295	17.141	18.763	15.568	14.465	13.386	10.221
Venture III No. of Units	158,944	203,384	226,564	232,240	223,376	399,160	278,434	267,698	193,147	25,104

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	14.083	12.815	9.265	17.093	18.720	15.540	14.446	13.375	10.218	12.500
Value at End of Year	12.483	14.083	12.815	9.265	17.093	18.720	15.540	14.446	13.375	10.218
Venture III No. of Units	17,149	16,299	17,276	22,488	24,201	56,529	69,839	74,119	86,863	54,273

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.291	14.847	10.749	19.862	21.785	18.111	16.862	15.635	12.500	—
Value at End of Year	14.419	16.291	14.847	10.749	19.862	21.785	18.111	16.862	15.635	—
Venture III No. of Units	8,371	8,862	11,324	15,270	17,085	37,600	32,445	30,536	21,333	—

Franklin Templeton Founding Allocation Trust - Series II Shares (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	10.634	9.789	7.590	11.973	12.500	—	—	—	—	—
Value at End of Year	10.282	10.634	9.789	7.590	11.973	—	—	—	—	—
Venture III No. of Units	33,881,410	38,862,545	42,509,699	44,914,486	30,024,016	—	—	—	—	—
NY Venture III No. of Units	2,404,027	2,796,011	3,259,416	3,297,447	1,839,487	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	10.614	9.776	7.583	11.969	12.500	—	—	—	—	—
Value at End of Year	10.258	10.614	9.776	7.583	11.969	—	—	—	—	—
Venture III No. of Units	92,840	136,130	273,066	410,843	665,711	—	—	—	—	—
NY Venture III No. of Units	56,451	63,769	91,310	117,000	137,635	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	10.556	9.737	7.564	11.957	12.500	—	—	—	—	—
Value at End of Year	10.186	10.556	9.737	7.564	11.957	—	—	—	—	—
Venture III No. of Units	18,936,877	21,078,013	23,960,832	25,186,875	17,986,003	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	10.537	9.724	7.558	11.953	12.500	—	—	—	—	—
Value at End of Year	10.162	10.537	9.724	7.558	11.953	—	—	—	—	—
Venture III No. of Units	16,103	21,802	158,814	272,990	485,164	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	10.479	9.685	7.539	11.941	12.500	—	—	—	—	—
Value at End of Year	10.091	10.479	9.685	7.539	11.941	—	—	—	—	—
Venture III No. of Units	26,481	42,517	113,339	132,470	177,565	—	—	—	—	—

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - Series II Shares (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	17.553	14.968	11.886	21.292	20.902	18.492	17.348	15.380	12.500	—
Value at End of Year	16.871	17.553	14.968	11.886	21.292	20.902	18.492	17.348	15.380	—
Venture III No. of Units	3,346	3,051	5,085	7,457	11,981	16,853	14,729	6,731	4,328	—
NY Venture III No. of Units	115	735	739	760	791	800	856	860	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.486	14.918	11.853	21.242	20.864	18.467	17.333	15.375	12.500	—
Value at End of Year	16.798	17.486	14.918	11.853	21.242	20.864	18.467	17.333	15.375	—
Venture III No. of Units	11,187	2,792	2,173	3,018	5,094	7,685	8,207	684	4,049	—
NY Venture III No. of Units	6,341	5,857	5,481	5,508	5,649	5,963	6,941	6,990	5,527	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	17.286	14.770	11.752	21.094	20.750	18.394	17.290	15.360	12.500	—
Value at End of Year	16.581	17.286	14.770	11.752	21.094	20.750	18.394	17.290	15.360	—
Venture III No. of Units	6,897	8,505	8,422	12,787	16,818	16,617	18,443	36,490	5,674	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	21.045	—	—	20.712	18.137	17.276	15.355	12.500	—
Value at End of Year	—	17.220	—	—	21.045	20.712	18.137	17.276	15.355	—
Venture III No. of Units	—	4,005	—	—	177	771	—	983	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	17.023	14.574	11.620	20.899	20.599	18.296	17.233	15.340	12.500	—
Value at End of Year	16.297	17.023	14.574	11.620	20.899	20.599	18.296	17.233	15.340	—
Venture III No. of Units	938	1,290	1,298	1,307	1,934	1,765	1,786	1,937	1,574	—

Fundamental Holdings Trust (formerly American Fundamental Holdings Trust) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	11.519	10.627	8.528	12.561	12.500	—	—	—	—	—
Value at End of Year	11.194	11.519	10.627	8.528	12.561	—	—	—	—	—
Venture III No. of Units	25,025,791	28,374,316	30,064,010	20,655,772	945,211	—	—	—	—	—
NY Venture III No. of Units	2,012,272	2,215,098	2,375,793	1,740,745	162,659	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.501	10.616	8.524	12.560	12.500	—	—	—	—	—
Value at End of Year	11.171	11.501	10.616	8.524	12.560	—	—	—	—	—
Venture III No. of Units	22,521	28,767	30,377	31,069	11,335	—	—	—	—	—
NY Venture III No. of Units	19,084	37,195	37,344	37,176	15,692	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	11.447	10.582	8.509	12.557	12.500	—	—	—	—	—
Value at End of Year	11.102	11.447	10.582	8.509	12.557	—	—	—	—	—
Venture III No. of Units	13,807,785	15,383,677	16,410,515	11,463,322	716,006	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	11.429	10.571	8.504	12.556	12.500	—	—	—	—	—
Value at End of Year	11.079	11.429	10.571	8.504	12.556	—	—	—	—	—
Venture III No. of Units	445	445	1,293	4,853	1,753	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	11.375	10.537	8.490	12.554	12.500	—	—	—	—	—
Value at End of Year	11.010	11.375	10.537	8.490	12.554	—	—	—	—	—
Venture III No. of Units	54,903	55,228	59,836	51,346	659	—	—	—	—	—

Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series II Shares (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	13.514	12.147	9.919	17.198	18.482	15.521	14.501	12.500	—	—
Value at End of Year	13.511	13.514	12.147	9.919	17.198	18.482	15.521	14.501	—	—
Venture III No. of Units	7,631	8,869	5,371	8,580	29,780	69,914	48,446	4,284	—	—
NY Venture III No. of Units	—	5	108	191	170	155	163	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.469	12.113	9.895	17.166	18.458	15.509	14.496	12.500	—	—
Value at End of Year	13.459	13.469	12.113	9.895	17.166	18.458	15.509	14.496	—	—
Venture III No. of Units	6,470	686	1,774	8,144	35,469	58,164	41,133	1,321	—	—
NY Venture III No. of Units	—	—	—	—	134	920	927	—	—	—

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	13.335	12.010	9.826	17.072	18.384	15.470	14.481	12.500	—	—
Value at End of Year	13.305	13.335	12.010	9.826	17.072	18.384	15.470	14.481	—	—
Venture III No. of Units	3,075	3,121	3,189	3,326	8,860	11,998	7,515	967	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	9.804	17.041	18.360	15.457	14.477	12.500	—	—
Value at End of Year	—	—	11.976	9.804	17.041	18.360	15.457	14.477	—	—
Venture III No. of Units	—	—	671	677	1,390	701	468	471	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	18.287	—	—	—	18.287	15.419	14.462	12.500	—	—
Value at End of Year	13.103	—	—	—	18.287	18.287	15.419	14.462	—	—
Venture III No. of Units	5,517	—	—	—	—	358	—	—	—	—

Fundamental Value Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	14.263	12.821	9.891	16.572	16.195	14.377	13.428	12.211	9.561	11.601
Value at End of Year	13.499	14.263	12.821	9.891	16.572	16.195	14.377	13.428	12.211	9.561
Venture III No. of Units	310,358	332,138	395,408	448,391	332,249	456,599	584,896	797,463	1,102,100	1,126,983

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	14.776	13.288	10.257	17.194	16.811	14.931	13.953	12.695	9.945	12.072
Value at End of Year	13.978	14.776	13.288	10.257	17.194	16.811	14.931	13.953	12.695	9.945
Venture III No. of Units	293,006	372,599	464,360	519,231	368,902	483,599	658,777	957,799	1,022,920	1,103,460

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	14.568	13.121	10.143	17.029	16.675	14.833	13.882	12.649	9.924	12.064
Value at End of Year	13.761	14.568	13.121	10.143	17.029	16.675	14.833	13.882	12.649	9.924
Venture III No. of Units	13,962	46,475	64,729	69,073	51,880	52,594	53,878	32,731	39,988	40,455

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	14.500	13.066	10.105	16.975	16.630	14.800	13.858	12.634	9.917	12.062
Value at End of Year	13.689	14.500	13.066	10.105	16.975	16.630	14.800	13.858	12.634	9.917
Venture III No. of Units	188,834	211,352	262,261	296,413	230,648	294,750	379,986	404,510	373,487	361,506

Fundamental Value Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	15.606	14.055	8.213	18.237	17.851	15.885	14.856	13.552	10.633	12.595
Value at End of Year	14.740	15.606	14.055	8.213	18.237	17.851	15.885	14.856	13.552	10.633
Venture III No. of Units	3,963,700	4,679,337	5,638,580	6,101,483	6,152,981	6,237,118	4,405,762	2,947,953	1,743,830	515,915
NY Venture III No. of Units	341,579	355,943	399,042	419,629	416,854	354,968	175,138	74,489	39,812	87,372

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.422	13.897	10.742	18.049	17.675	15.737	14.725	13.440	10.550	12.500
Value at End of Year	14.558	15.422	13.897	10.742	18.049	17.675	15.737	14.725	13.440	10.550
Venture III No. of Units	704,612	857,167	990,130	1,088,724	921,813	1,328,832	1,767,029	1,917,991	1,873,345	929,985
NY Venture III No. of Units	210,774	243,704	270,809	256,101	265,727	334,350	318,196	254,902	120,094	99,581

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	15.224	13.738	10.635	17.897	17.553	15.651	14.666	13.407	10.540	12.500
Value at End of Year	14.349	15.224	13.738	10.635	17.897	17.553	15.651	14.666	13.407	10.540
Venture III No. of Units	2,566,550	3,003,339	3,510,171	3,763,582	3,861,173	3,883,211	2,625,432	1,597,541	724,423	40,455

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.158	13.686	10.600	17.847	17.512	15.623	14.647	13.396	10.536	12.500
Value at End of Year	14.280	15.158	13.686	10.600	17.847	17.512	15.623	14.647	13.396	10.536
Venture III No. of Units	106,507	113,442	141,893	156,536	114,452	163,735	181,238	193,886	199,283	157,548

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	17.218	15.569	12.077	20.363	20.012	17.880	16.788	15.377	12.500	—
Value at End of Year	16.197	17.218	15.569	12.077	20.363	20.012	17.880	16.788	15.377	—
Venture III No. of Units	98,427	114,457	151,579	151,000	132,627	158,633	151,883	83,418	46,913	—

Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-09) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	12.810	12.389	11.096	10.621	9.579	7.703	10.197
Value at End of Year	—	—	—	8.279	12.810	12.389	11.096	10.621	9.579	7.703
Venture III No. of Units	—	—	—	30,413	42,452	56,921	72,936	92,760	110,472	137,152

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	14.678	14.202	12.727	12.188	10.997	8.848	11.719
Value at End of Year	—	—	—	9.482	14.678	14.202	12.727	12.188	10.997	8.848
Venture III No. of Units	—	—	—	65,018	76,763	95,229	79,038	103,250	105,136	134,626

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	14.537	14.087	12.642	12.126	10.957	8.829	11.712
Value at End of Year	—	—	—	9.376	14.537	14.087	12.642	12.126	10.957	8.829
Venture III No. of Units	—	—	—	9,896	10,169	10,247	10,591	10,796	11,919	12,394

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	14.491	14.049	12.615	12.105	10.944	8.823	11.709
Value at End of Year	—	—	—	9.342	14.491	14.049	12.615	12.105	10.944	8.823
Venture III No. of Units	—	—	—	20,573	22,145	24,605	24,348	34,794	40,883	135,425

Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-09) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	15.790	15.308	13.738	13.184	11.912	9.575	11.800
Value at End of Year	—	—	—	10.189	15.790	15.308	13.738	13.184	11.912	9.575
Venture III No. of Units	—	—	—	3,563,465	4,162,261	3,953,167	2,344,078	838,415	241,284	49,036
NY Venture III No. of Units	—	—	—	319,766	362,827	310,890	137,976	26,592	8,273	2,183

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	16.679	16.179	14.526	13.947	12.608	10.140	12.500
Value at End of Year	—	—	—	10.757	16.679	16.179	14.526	13.947	12.608	10.140
Venture III No. of Units	—	—	—	97,316	133,986	202,916	300,268	271,077	215,426	121,427
NY Venture III No. of Units	—	—	—	38,973	64,092	107,441	109,834	99,867	76,541	11,718

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	16.539	16.067	14.447	13.892	12.577	10.130	12.500
Value at End of Year	—	—	—	10.651	16.539	16.067	14.447	13.892	12.577	10.130
Venture III No. of Units	—	—	—	2,300,256	2,618,626	2,476,013	1,364,373	531,937	155,717	12,394

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	16.492	16.030	14.421	13.874	12.567	10.127	12.500
Value at End of Year	—	—	—	10.615	16.492	16.030	14.421	13.874	12.567	10.127
Venture III No. of Units	—	—	—	13,126	14,992	20,799	27,023	30,370	34,337	20,731

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	19.346	18.832	16.968	16.348	14.830	12.500	—
Value at End of Year	—	—	—	12.434	19.346	18.832	16.968	16.348	14.830	—
Venture III No. of Units	—	—	—	93,516	103,523	108,797	99,196	51,466	10,306	—

Global Bond Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	23.230	21.411	18.863	20.077	18.620	17.981	19.559	18.037	15.891	13.449
Value at End of Year	24.927	23.230	21.411	18.863	20.077	18.620	17.981	19.559	18.037	15.891
Venture III No. of Units	47,534	62,984	68,647	65,096	72,830	87,463	123,116	141,559	135,305	122,886

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	21.779	20.083	17.702	18.851	17.491	16.900	18.392	16.970	14.958	12.666
Value at End of Year	23.358	21.779	20.083	17.702	18.851	17.491	16.900	18.392	16.970	14.958
Venture III No. of Units	56,189	97,934	112,798	85,044	155,798	93,302	116,053	151,103	141,883	159,585

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	21.474	19.831	17.506	18.671	17.350	16.788	18.298	16.909	14.926	12.658
Value at End of Year	22.996	21.474	19.831	17.506	18.671	17.350	16.788	18.298	16.909	14.926
Venture III No. of Units	7,374	5,142	4,715	5,344	5,850	6,126	6,703	14,147	12,385	9,637

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.373	19.748	17.442	18.611	17.303	16.751	18.267	16.888	14.916	12.655
Value at End of Year	22.876	21.373	19.748	17.442	18.611	17.303	16.751	18.267	16.888	14.916
Venture III No. of Units	21,938	25,552	34,277	23,300	17,567	22,402	32,345	31,689	36,711	43,687

Global Bond Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	21.526	19.872	17.546	18.711	17.397	16.833	18.332	16.932	14.947	13.066
Value at End of Year	23.048	21.526	19.872	17.546	18.711	17.397	16.833	18.332	16.932	14.947
Venture III No. of Units	1,820,720	2,298,317	2,570,103	2,597,753	3,609,284	3,567,522	2,482,846	1,609,236	862,965	266,414
NY Venture III No. of Units	141,527	162,999	180,857	172,455	242,358	200,869	94,948	43,981	18,393	17,778

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.505	18.939	16.731	17.850	16.606	16.075	17.515	16.186	14.295	12.500
Value at End of Year	21.944	20.505	18.939	16.731	17.850	16.606	16.075	17.515	16.186	14.295
Venture III No. of Units	237,267	274,321	257,784	318,659	293,695	346,195	577,708	551,915	592,595	207,523
NY Venture III No. of Units	62,038	69,532	80,751	79,471	91,642	133,171	102,785	91,274	44,080	73,987

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	20.241	18.724	16.565	17.700	16.491	15.987	17.446	16.146	14.282	12.500
Value at End of Year	21.629	20.241	18.724	16.565	17.700	16.491	15.987	17.446	16.146	14.282
Venture III No. of Units	1,252,244	1,585,940	1,777,407	1,794,321	2,634,752	2,298,488	1,552,367	793,677	263,005	9,637

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.154	18.652	16.510	17.650	16.452	15.958	17.423	16.133	14.277	12.500
Value at End of Year	21.526	20.154	18.652	16.510	17.650	16.452	15.958	17.423	16.133	14.277
Venture III No. of Units	26,134	24,958	34,583	41,707	35,386	43,793	74,572	105,122	99,515	51,802

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.579	15.367	13.622	14.585	13.615	13.226	14.462	13.412	12.500	—
Value at End of Year	17.681	16.579	15.367	13.622	14.585	13.615	13.226	14.462	13.412	—
Venture III No. of Units	92,120	106,038	131,136	146,408	119,230	124,943	116,178	80,275	59,221	—

Global Diversification Trust (formerly American Global Diversification Trust) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	11.914	10.786	8.045	12.556	12.500	—	—	—	—	—
Value at End of Year	10.953	11.914	10.786	8.045	12.556	—	—	—	—	—
Venture III No. of Units	16,802,744	19,594,743	21,357,524	19,344,948	2,507,938	—	—	—	—	—
NY Venture III No. of Units	1,109,522	1,223,797	1,464,523	1,453,910	146,886	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.895	10.774	8.041	12.555	12.500	—	—	—	—	—
Value at End of Year	10.930	11.895	10.774	8.041	12.555	—	—	—	—	—
Venture III No. of Units	48,959	53,919	172,647	185,871	219,740	—	—	—	—	—
NY Venture III No. of Units	37,634	46,267	51,086	54,916	7,077	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	11.839	10.739	8.027	12.553	12.500	—	—	—	—	—
Value at End of Year	10.862	11.839	10.739	8.027	12.553	—	—	—	—	—
Venture III No. of Units	10,440,464	11,761,843	12,925,534	11,665,964	1,669,326	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	11.821	10.728	8.022	12.552	12.500	—	—	—	—	—
Value at End of Year	10.840	11.821	10.728	8.022	12.552	—	—	—	—	—
Venture III No. of Units	18,685	18,759	140,177	169,307	203,472	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	11.765	10.694	8.009	12.549	12.500	—	—	—	—	—
Value at End of Year	10.773	11.765	10.694	8.009	12.549	—	—	—	—	—
Venture III No. of Units	9,164	9,204	76,853	96,779	132,028	—	—	—	—	—

Global Trust (formerly Global Equity Trust) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	20.467	19.309	14.943	25.131	25.215	21.304	19.560	17.329	13.822	17.372
Value at End of Year	18.925	20.467	19.309	14.943	25.131	25.215	21.304	19.560	17.329	13.822
Venture III No. of Units	32,960	35,933	39,007	41,785	44,994	54,289	71,685	103,717	132,638	153,924

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	13.327	12.579	9.740	16.389	16.452	13.907	12.775	11.324	9.036	11.363
Value at End of Year	12.317	13.327	12.579	9.740	16.389	16.452	13.907	12.775	11.324	9.036
Venture III No. of Units	28,484	30,960	34,883	40,834	54,127	48,509	93,754	118,180	124,289	174,250

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	13.140	12.421	9.632	16.232	16.318	13.815	12.709	11.283	9.017	11.356
Value at End of Year	12.126	13.140	12.421	9.632	16.232	16.318	13.815	12.709	11.283	9.017
Venture III No. of Units	135	915	913	919	905	2,729	9,186	9,095	17,187	18,265

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	13.078	12.369	9.596	16.180	16.274	13.784	12.688	11.269	9.011	11.353
Value at End of Year	12.063	13.078	12.369	9.596	16.180	16.274	13.784	12.688	11.269	9.011
Venture III No. of Units	87,126	83,305	83,671	83,852	88,763	90,599	97,354	112,476	100,494	93,038

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Global Trust (formerly Global Equity Trust) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	14.838	14.026	10.876	18.321	18.425	15.597	14.349	12.737	10.178	12.324
Value at End of Year	13.688	14.838	14.026	10.876	18.321	18.425	15.597	14.349	12.737	10.178
Venture III No. of Units	133,171	153,081	160,988	187,231	249,795	410,093	440,210	328,873	237,217	109,336
NY Venture III No. of Units	7,185	9,312	9,066	10,889	18,700	22,399	12,723	9,161	4,890	6,453

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.985	14.171	10.995	18.529	18.645	15.790	14.534	12.908	10.319	12.500
Value at End of Year	13.816	14.985	14.171	10.995	18.529	18.645	15.790	14.534	12.908	10.319
Venture III No. of Units	108,939	118,519	129,485	147,958	182,095	255,941	323,448	358,860	338,502	215,905
NY Venture III No. of Units	23,035	28,497	26,480	27,953	33,500	38,474	53,562	30,068	15,472	15,985

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	14.792	14.010	10.886	18.373	18.516	15.704	14.477	12.876	10.310	12.500
Value at End of Year	13.618	14.792	14.010	10.886	18.373	18.516	15.704	14.477	12.876	10.310
Venture III No. of Units	73,191	79,379	92,113	111,747	150,702	176,574	189,376	131,024	76,294	18,265

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	14.728	13.956	10.849	18.322	18.473	15.676	14.458	12.866	10.306	12.500
Value at End of Year	13.552	14.728	13.956	10.849	18.322	18.473	15.676	14.458	12.866	10.306
Venture III No. of Units	15,346	17,575	19,267	18,856	21,387	28,756	33,789	42,942	40,555	25,931

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	17.065	16.195	12.609	21.324	21.533	18.300	16.903	15.065	12.500	—
Value at End of Year	15.679	17.065	16.195	12.609	21.324	21.533	18.300	16.903	15.065	—
Venture III No. of Units	4,458	6,477	10,873	16,229	18,366	23,333	15,693	9,974	4,657	—

Great Companies-America Trust (replaced by U.S. Global Leaders Growth Trust eff 4-29-05) - Series II Shares (units first credited 8-04-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.915	12.500	—
Value at End of Year	—	—	—	—	—	—	—	13.934	13.915	—
Venture III No. of Units	—	—	—	—	—	—	—	9,707	19,667	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	13.901	12.500	—
Value at End of Year	—	—	—	—	—	—	—	13.885	13.901	—
Venture III No. of Units	—	—	—	—	—	—	—	142	143	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	13.915	12.500	—
Value at End of Year	—	—	—	—	—	—	—	13.934	13.915	—
Venture III No. of Units	—	—	—	—	—	—	—	9,707	19,667	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	13.901	12.500	—
Value at End of Year	—	—	—	—	—	—	—	13.885	13.901	—
Venture III No. of Units	—	—	—	—	—	—	—	142	143	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	13.893	12.500	—
Value at End of Year	—	—	—	—	—	—	—	13.856	13.893	—
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—

Health Sciences Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	20.256	17.799	13.728	19.911	17.203	16.137	14.564	12.841	9.583	13.391
Value at End of Year	22.031	20.256	17.799	13.728	19.911	17.203	16.137	14.564	12.841	9.583
Venture III No. of Units	69,021	73,028	94,987	108,300	139,073	211,460	286,983	373,518	522,566	543,042

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	19.865	17.463	13.476	19.555	16.904	15.865	14.325	12.637	9.436	13.191
Value at End of Year	21.594	19.865	17.463	13.476	19.555	16.904	15.865	14.325	12.637	9.436
Venture III No. of Units	60,757	74,013	83,995	98,415	181,030	219,928	265,282	342,683	350,008	339,355

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	19.586	17.244	13.327	19.368	16.768	15.760	14.252	12.591	9.416	13.183
Value at End of Year	21.259	19.586	17.244	13.327	19.368	16.768	15.760	14.252	12.591	9.416
Venture III No. of Units	2,648	2,660	2,032	2,051	3,138	5,943	6,542	5,453	12,004	14,361

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.494	17.172	13.277	19.306	16.722	15.725	14.227	12.576	9.409	13.180
Value at End of Year	21.149	19.494	17.172	13.277	19.306	16.722	15.725	14.227	12.576	9.409
Venture III No. of Units	29,372	28,662	35,999	39,210	65,245	103,457	117,394	145,164	165,233	176,335

Health Sciences Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	19.823	17.453	13.487	19.606	16.973	15.952	14.424	12.747	9.535	11.223
Value at End of Year	21.526	19.823	17.453	13.487	19.606	16.973	15.952	14.424	12.747	9.535
Venture III No. of Units	475,037	465,299	532,512	598,792	740,503	861,464	1,011,800	1,089,573	772,102	299,587
NY Venture III No. of Units	28,304	29,606	38,413	37,750	46,740	58,061	58,297	51,998	42,899	8,334

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.982	19.364	14.972	21.774	18.860	17.734	16.043	14.185	10.616	12.500
Value at End of Year	23.859	21.982	19.364	14.972	21.774	18.860	17.734	16.043	14.185	10.616
Venture III No. of Units	157,673	171,607	185,420	216,480	317,472	463,291	550,178	605,996	587,894	255,642
NY Venture III No. of Units	51,432	54,987	61,064	81,999	89,384	126,020	134,034	128,574	67,695	33,548

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	21.699	19.143	14.823	21.591	18.729	17.637	15.980	14.150	10.606	12.500
Value at End of Year	23.516	21.699	19.143	14.823	21.591	18.729	17.637	15.980	14.150	10.606
Venture III No. of Units	252,837	277,824	293,961	327,790	410,361	514,020	588,658	541,226	310,055	14,361

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.606	19.070	14.774	21.530	18.686	17.605	15.959	14.139	10.602	12.500
Value at End of Year	23.403	21.606	19.070	14.774	21.530	18.686	17.605	15.959	14.139	10.602
Venture III No. of Units	32,726	30,546	39,825	41,912	48,874	80,698	124,753	123,486	134,349	58,653

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	22.671	20.040	15.549	22.694	19.725	18.612	16.897	14.993	12.500	—
Value at End of Year	24.520	22.671	20.040	15.549	22.694	19.725	18.612	16.897	14.993	—
Venture III No. of Units	21,896	29,996	20,476	31,875	21,524	45,858	63,089	59,654	40,234	—

High Income Trust (merged into High Yield Trust eff 5-02-11) - Series II Shares (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	11.448	6.391	11.517	12.500	—	—	—	—	—
Value at End of Year	—	12.531	11.448	6.391	11.517	—	—	—	—	—
Venture III No. of Units	—	270,659	294,016	99,022	3,829	—	—	—	—	—
NY Venture III No. of Units	—	1,376	2,735	—	—	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	11.433	6.385	11.947	12.500	—	—	—	—	—
Value at End of Year	—	12.508	11.433	6.385	11.947	—	—	—	—	—
Venture III No. of Units	—	58,372	66,585	19,968	—	—	—	—	—	—
NY Venture III No. of Units	—	3,789	22,269	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	11.387	6.369	11.501	12.500	—	—	—	—	—
Value at End of Year	—	12.439	11.387	6.369	11.501	—	—	—	—	—
Venture III No. of Units	—	137,335	168,091	7,955	838	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	11.372	6.364	11.498	12.500	—	—	—	—	—
Value at End of Year	—	12.417	11.372	6.364	11.498	—	—	—	—	—
Venture III No. of Units	—	13,063	31,093	1,720	1,728	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	11.327	11.919	—	12.500	—	—	—	—	—
Value at End of Year	—	12.348	11.327	—	11.919	—	—	—	—	—
Venture III No. of Units	—	24,486	12,009	—	—	—	—	—	—	—

High Yield Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	19.810	17.700	11.646	16.799	16.805	15.479	15.175	13.892	11.348	12.389
Value at End of Year	19.661	19.810	17.700	11.646	16.799	16.805	15.479	15.175	13.892	11.348
Venture III No. of Units	84,747	94,880	138,321	109,735	124,505	181,294	241,663	343,184	572,282	426,440

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	19.081	17.057	11.229	16.206	16.220	14.947	14.661	13.428	10.975	11.987
Value at End of Year	18.929	19.081	17.057	11.229	16.206	16.220	14.947	14.661	13.428	10.975
Venture III No. of Units	97,173	90,899	104,699	94,123	108,487	148,760	219,258	334,866	400,190	256,238

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	18.814	16.843	11.104	16.050	16.089	14.849	14.586	13.379	10.952	11.980
Value at End of Year	18.635	18.814	16.843	11.104	16.050	16.089	14.849	14.586	13.379	10.952
Venture III No. of Units	46,328	54,269	55,040	50,618	44,319	50,468	51,756	61,876	58,692	54,491

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.725	16.773	11.063	15.999	16.045	14.816	14.561	13.363	10.944	11.977
Value at End of Year	18.539	18.725	16.773	11.063	15.999	16.045	14.816	14.561	13.363	10.944
Venture III No. of Units	30,411	35,129	56,331	36,675	42,720	54,964	70,122	150,394	231,535	152,818

High Yield Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	12.531	17.511	11.533	16.679	16.730	15.428	15.146	13.891	11.371	12.142
Value at End of Year	19.365	12.531	17.511	11.533	16.679	16.730	15.428	15.146	13.891	11.371
Venture III No. of Units	966,771	1,281,819	1,553,535	1,221,562	1,061,694	1,564,435	1,797,146	2,120,483	1,762,068	284,891
NY Venture III No. of Units	35,234	43,338	67,234	63,659	81,199	104,589	126,053	163,790	175,755	16,234

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.508	17.959	11.834	17.123	17.184	15.855	15.572	14.289	11.702	12.500
Value at End of Year	19.841	12.508	17.959	11.834	17.123	17.184	15.855	15.572	14.289	11.702
Venture III No. of Units	241,868	240,942	255,368	246,498	365,731	482,504	646,754	1,098,262	1,233,595	310,509
NY Venture III No. of Units	31,912	27,343	33,647	39,456	54,861	89,565	100,941	171,945	143,636	43,415

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.439	17.755	11.717	16.979	17.065	15.769	15.510	14.254	11.691	12.500
Value at End of Year	19.556	12.439	17.755	11.717	16.979	17.065	15.769	15.510	14.254	11.691
Venture III No. of Units	490,315	619,162	721,689	481,502	475,768	696,966	800,087	872,757	542,096	54,491

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.417	17.687	11.678	16.931	17.026	15.740	15.490	14.243	11.688	12.500
Value at End of Year	19.462	12.417	17.687	11.678	16.931	17.026	15.740	15.490	14.243	11.688
Venture III No. of Units	46,927	48,507	46,751	35,617	42,985	55,007	62,867	118,927	161,852	39,407

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.348	16.881	11.163	16.208	16.324	15.113	14.896	13.717	12.500	—
Value at End of Year	18.520	12.348	16.881	11.163	16.208	16.324	15.113	14.896	13.717	—
Venture III No. of Units	45,369	48,036	74,841	58,408	56,233	77,223	96,377	178,225	73,648	—

Income & Value Trust (merged into American Asset Allocation Trust eff 5-01-09) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	22.100	22.223	20.790	20.087	18.972	15.249	18.441
Value at End of Year	—	—	—	15.188	22.100	22.223	20.790	20.087	18.972	15.249
Venture III No. of Units	—	—	—	123,923	175,383	235,083	296,296	374,814	361,461	315,040

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	14.685	14.774	13.829	13.367	12.632	10.158	12.290
Value at End of Year	—	—	—	10.087	14.685	14.774	13.829	13.367	12.632	10.158
Venture III No. of Units	—	—	—	154,202	209,366	281,201	335,218	511,095	443,764	448,378

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	14.544	14.655	13.737	13.299	12.586	10.137	12.283
Value at End of Year	—	—	—	9.975	14.544	14.655	13.737	13.299	12.586	10.137
Venture III No. of Units	—	—	—	614	3,237	7,589	11,416	17,097	23,174	27,012

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	14.498	14.615	13.707	13.276	12.571	10.129	12.280
Value at End of Year	—	—	—	9.938	14.498	14.615	13.707	13.276	12.571	10.129
Venture III No. of Units	—	—	—	44,884	54,979	67,816	100,800	162,405	159,514	157,833

Income & Value Trust (merged into American Asset Allocation Trust eff 5-01-09) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	15.008	15.122	14.179	13.730	12.995	10.461	12.066
Value at End of Year	—	—	—	10.299	15.008	15.122	14.179	13.730	12.995	10.461
Venture III No. of Units	—	—	—	842,168	1,161,731	1,379,833	1,597,506	1,816,378	1,187,425	299,598
NY Venture III No. of Units	—	—	—	60,263	73,901	90,859	94,668	87,863	50,556	21,089

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	15.505	15.630	14.663	14.206	13.452	10.834	12.500
Value at End of Year	—	—	—	10.635	15.505	15.630	14.663	14.206	13.452	10.834
Venture III No. of Units	—	—	—	437,869	621,429	780,201	943,761	1,149,939	1,027,704	389,937
NY Venture III No. of Units	—	—	—	101,570	143,920	218,821	253,761	224,293	107,445	42,937

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	15.374	15.522	14.583	14.149	13.419	10.824	12.500
Value at End of Year	—	—	—	10.529	15.374	15.522	14.583	14.149	13.419	10.824
Venture III No. of Units	—	—	—	495,341	621,431	805,475	917,091	1,196,450	534,443	27,012

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	15.331	15.486	14.557	14.131	13.408	10.821	12.500
Value at End of Year	—	—	—	10.494	15.331	15.486	14.557	14.131	13.408	10.821
Venture III No. of Units	—	—	—	51,780	77,487	91,076	124,401	159,627	144,050	57,010

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	16.385	16.576	15.604	15.171	14.416	12.500	—
Value at End of Year	—	—	—	11.199	16.385	16.576	15.604	15.171	14.416	—
Venture III No. of Units	—	—	—	44,349	48,178	71,569	76,555	91,542	56,698	—

International Core Trust (formerly International Stock Trust) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	15.069	13.981	11.980	19.845	18.109	14.755	12.937	11.378	8.879	11.527
Value at End of Year	13.403	15.069	13.981	11.980	19.845	18.109	14.755	12.937	11.378	8.879
Venture III No. of Units	20,380	25,329	27,209	33,232	42,193	66,919	99,150	122,226	140,930	131,348

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	15.142	14.055	12.050	19.971	18.233	14.863	13.038	11.473	8.958	11.635
Value at End of Year	13.461	15.142	14.055	12.050	19.971	18.233	14.863	13.038	11.473	8.958
Venture III No. of Units	36,480	42,980	45,727	63,356	75,565	87,303	88,700	136,031	154,065	176,546

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	14.929	13.878	11.917	19.779	18.085	14.765	12.971	11.432	8.939	11.628
Value at End of Year	13.252	14.929	13.878	11.917	19.779	18.085	14.765	12.971	11.432	8.939
Venture III No. of Units	16,750	16,766	16,742	16,972	17,451	17,510	18,995	20,912	25,089	28,119

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	14.859	13.820	11.872	19.716	18.036	14.732	12.949	11.418	8.933	11.625
Value at End of Year	13.184	14.859	13.820	11.872	19.716	18.036	14.732	12.949	11.418	8.933
Venture III No. of Units	15,664	17,298	24,288	35,383	35,969	42,894	51,870	67,431	76,243	81,325

International Core Trust (formerly International Stock Trust) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	16.684	15.507	13.301	22.088	20.208	16.485	14.484	12.765	9.963	12.868
Value at End of Year	14.803	16.684	15.507	13.301	22.088	20.208	16.485	14.484	12.765	9.963
Venture III No. of Units	369,233	413,189	438,218	452,078	561,368	535,764	488,083	509,688	450,208	176,920
NY Venture III No. of Units	22,736	24,173	20,290	19,159	24,593	19,747	8,135	8,907	4,807	14,269

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.137	15.006	12.878	21.396	19.584	15.984	14.051	12.390	9.675	12.500
Value at End of Year	14.311	16.137	15.006	12.878	21.396	19.584	15.984	14.051	12.390	9.675
Venture III No. of Units	123,957	185,120	197,512	205,207	259,931	267,642	329,380	395,719	422,409	284,865
NY Venture III No. of Units	11,656	11,533	19,816	19,650	25,286	45,979	17,799	19,936	16,892	12,367

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	15.929	14.835	12.750	21.216	19.449	15.897	13.995	12.360	9.666	12.500
Value at End of Year	14.105	15.929	14.835	12.750	21.216	19.449	15.897	13.995	12.360	9.666
Venture III No. of Units	159,432	184,173	206,713	219,556	270,034	174,590	125,223	133,773	101,503	28,119

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.861	14.778	12.708	21.156	19.404	15.868	13.977	12.350	9.663	12.500
Value at End of Year	14.037	15.861	14.778	12.708	21.156	19.404	15.868	13.977	12.350	9.663
Venture III No. of Units	9,604	9,444	10,680	16,468	34,349	31,196	43,834	65,951	75,853	70,786

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	20.699	19.315	16.634	27.734	25.475	20.865	18.405	16.287	12.500	—
Value at End of Year	18.292	20.699	19.315	16.634	27.734	25.475	20.865	18.405	16.287	—
Venture III No. of Units	2,438	3,740	4,038	3,188	4,874	5,219	8,058	6,902	6,302	—

International Equity Index Trust A - Series I Shares (units first credited 5-03-2004)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	18.987	17.410	12.840	23.540	20.736	16.799	14.645	12.500	—	—
Value at End of Year	16.018	18.987	17.410	12.840	23.540	20.736	16.799	14.645	—	—
Venture III No. of Units	18,238	27,372	18,352	28,702	31,322	50,827	37,794	51,643	—	—

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	18.924	17.361	12.810	23.497	20.709	16.785	14.640	12.500	—	—
Value at End of Year	15.956	18.924	17.361	12.810	23.497	20.709	16.785	14.640	—	—
Venture III No. of Units	39,742	52,224	40,111	43,214	49,610	93,238	96,260	137,510	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	18.736	17.214	12.720	23.369	20.626	16.743	14.625	12.500	—	—
Value at End of Year	15.774	18.736	17.214	12.720	23.369	20.626	16.743	14.625	—	—
Venture III No. of Units	728	653	622	641	580	1,260	1,690	1,250	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.674	17.166	12.691	23.326	20.599	16.729	14.620	12.500	—	—
Value at End of Year	15.714	18.674	17.166	12.691	23.326	20.599	16.729	14.620	—	—
Venture III No. of Units	23,371	22,476	19,871	21,290	24,239	33,724	26,017	24,487	—	—

International Equity Index Trust A - Series II Shares (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	18.734	17.202	12.720	23.364	20.627	16.740	14.621	12.500	—	—
Value at End of Year	15.770	18.734	17.202	12.720	23.364	20.627	16.740	14.621	—	—
Venture III No. of Units	226,249	279,449	117,910	140,317	187,505	448,041	403,664	337,941	—	—
NY Venture III No. of Units	32,482	35,361	16,412	16,663	20,912	31,002	36,615	25,103	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.672	17.153	12.690	23.321	20.599	16.726	14.617	12.500	—	—
Value at End of Year	15.710	18.672	17.153	12.690	23.321	20.599	16.726	14.617	—	—
Venture III No. of Units	162,711	191,891	106,620	123,135	147,438	227,017	335,510	358,653	—	—
NY Venture III No. of Units	73,180	80,237	38,510	40,425	47,963	49,272	45,556	48,108	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	18.486	17.008	12.602	23.193	20.517	16.685	14.602	12.500	—	—
Value at End of Year	15.530	18.486	17.008	12.602	23.193	20.517	16.685	14.602	—	—
Venture III No. of Units	150,226	199,749	93,822	106,406	175,723	247,228	255,295	218,106	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.424	16.960	12.573	23.151	20.490	16.671	14.597	12.500	—	—
Value at End of Year	15.471	18.424	16.960	12.573	23.151	20.490	16.671	14.597	—	—
Venture III No. of Units	16,161	15,954	6,135	7,862	15,379	19,667	21,823	42,376	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	18.241	16.816	12.485	23.024	20.409	16.630	14.583	12.500	—	—
Value at End of Year	15.294	18.241	16.816	12.485	23.024	20.409	16.630	14.583	—	—
Venture III No. of Units	14,729	12,418	8,149	8,260	10,051	14,557	11,860	9,318	—	—

International Opportunities Trust - Series II Shares (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	16.097	14.432	10.688	22.026	18.698	15.342	12.500	—	—	—
Value at End of Year	13.280	16.097	14.432	10.688	22.026	18.698	15.342	—	—	—
Venture III No. of Units	230,551	320,555	309,802	399,955	597,292	357,911	144,781	—	—	—
NY Venture III No. of Units	11,799	19,513	19,242	20,508	23,719	11,821	1,006	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.051	14.398	10.669	21.997	18.683	15.336	12.500	—	—	—
Value at End of Year	13.236	16.051	14.398	10.669	21.997	18.683	15.336	—	—	—
Venture III No. of Units	96,585	69,584	87,112	94,603	128,635	86,504	56,591	—	—	—
NY Venture III No. of Units	12,467	11,808	11,690	13,649	16,222	30,299	6,025	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	15.915	14.297	10.610	21.909	18.636	15.321	12.500	—	—	—
Value at End of Year	13.104	15.915	14.297	10.610	21.909	18.636	15.321	—	—	—
Venture III No. of Units	135,815	167,350	185,212	186,655	251,802	199,270	53,237	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.870	14.264	10.591	21.880	18.621	15.316	12.500	—	—	—
Value at End of Year	13.060	15.870	14.264	10.591	21.880	18.621	15.316	—	—	—
Venture III No. of Units	17,162	42,155	44,466	40,134	41,955	16,569	6,809	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	15.736	14.164	10.533	21.793	18.575	15.301	12.500	—	—	—
Value at End of Year	12.930	15.736	14.164	10.533	21.793	18.575	15.301	—	—	—
Venture III No. of Units	2,524	2,368	4,578	13,141	14,026	9,436	30,054	—	—	—

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
International Small Cap Trust (merged into International Small Company Trust eff 11-16-09) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	27.647	25.523	20.314	18.756	15.751	10.334	12.617
Value at End of Year	—	—	—	12.785	27.647	25.523	20.314	18.756	15.751	10.334
Venture III No. of Units	—	—	—	32,179	39,408	36,757	47,391	64,365	59,349	57,816

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	25.534	23.584	18.780	17.348	14.576	9.568	11.687
Value at End of Year	—	—	—	11.802	25.534	23.584	18.780	17.348	14.576	9.568
Venture III No. of Units	—	—	—	26,356	28,167	30,668	31,531	46,825	41,942	27,695

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	25.289	23.393	18.656	17.259	14.523	9.548	11.680
Value at End of Year	—	—	—	11.671	25.289	23.393	18.656	17.259	14.523	9.548
Venture III No. of Units	—	—	—	442	687	901	1,169	3,085	9,655	9,734

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	25.208	23.330	18.615	17.230	14.506	9.541	11.678
Value at End of Year	—	—	—	11.628	25.208	23.330	18.615	17.230	14.506	9.541
Venture III No. of Units	—	—	—	14,433	16,309	17,116	84,068	21,580	28,195	49,057

International Small Cap Trust (merged into International Small Company Trust eff 11-16-09) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	27.071	25.045	19.961	18.468	15.535	10.207	12.923
Value at End of Year	—	—	—	12.485	27.071	25.045	19.961	18.468	15.535	10.207
Venture III No. of Units	—	—	—	348,831	530,150	523,687	551,672	508,429	316,160	137,846
NY Venture III No. of Units	—	—	—	23,705	23,128	29,375	25,055	22,890	7,350	4,073

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	26.111	24.169	19.272	17.840	15.014	9.869	12.500
Value at End of Year	—	—	—	12.036	26.111	24.169	19.272	17.840	15.014	9.869
Venture III No. of Units	—	—	—	75,508	127,573	134,362	172,609	234,775	276,036	78,980
NY Venture III No. of Units	—	—	—	59,847	60,222	69,857	77,841	84,383	35,182	4,421

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	25.891	24.001	19.167	17.770	14.977	9.860	12.500
Value at End of Year	—	—	—	11.917	25.891	24.001	19.167	17.770	14.977	9.860
Venture III No. of Units	—	—	—	204,229	314,851	325,857	333,776	354,469	157,210	9,734

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	25.818	23.946	19.133	17.746	14.965	9.857	12.500
Value at End of Year	—	—	—	11.877	25.818	23.946	19.133	17.746	14.965	9.857
Venture III No. of Units	—	—	—	26,131	29,045	26,277	43,454	69,407	66,406	46,421

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	30.826	28.634	22.912	21.284	17.975	12.500	—
Value at End of Year	—	—	—	14.160	30.826	28.634	22.912	21.284	17.975	—
Venture III No. of Units	—	—	—	10,831	14,624	19,159	25,876	28,603	14,669	—

International Small Company Trust - Series I Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	14.798	12.261	12.500	—	—	—	—	—	—	—
Value at End of Year	12.194	14.798	12.261	—	—	—	—	—	—	—
Venture III No. of Units	29,033	30,995	39,339	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	14.790	12.260	12.500	—	—	—	—	—	—	—
Value at End of Year	12.181	14.790	12.260	—	—	—	—	—	—	—
Venture III No. of Units	17,909	25,253	25,234	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	14.765	12.257	12.500	—	—	—	—	—	—	—
Value at End of Year	12.142	14.765	12.257	—	—	—	—	—	—	—
Venture III No. of Units	4,286	4,264	4,278	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	14.756	12.257	12.500	—	—	—	—	—	—	—
Value at End of Year	12.129	14.756	12.257	—	—	—	—	—	—	—
Venture III No. of Units	15,616	10,922	38,419	—	—	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
International Small Company Trust - Series II Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	14.768	12.261	12.500	—	—	—	—	—	—	—
Value at End of Year	12.141	14.768	12.261	—	—	—	—	—	—	—
Venture III No. of Units	271,427	359,168	455,398	—	—	—	—	—	—	—
NY Venture III No. of Units	31,107	36,002	35,197	—	—	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.760	12.260	12.500	—	—	—	—	—	—	—
Value at End of Year	12.128	14.760	12.260	—	—	—	—	—	—	—
Venture III No. of Units	114,184	93,326	104,807	—	—	—	—	—	—	—
NY Venture III No. of Units	75,143	77,552	81,698	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	14.735	12.257	12.500	—	—	—	—	—	—	—
Value at End of Year	12.090	14.735	12.257	—	—	—	—	—	—	—
Venture III No. of Units	226,479	259,476	304,642	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	14.727	12.257	12.500	—	—	—	—	—	—	—
Value at End of Year	12.077	14.727	12.257	—	—	—	—	—	—	—
Venture III No. of Units	29,414	24,418	27,175	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	14.702	12.254	12.500	—	—	—	—	—	—	—
Value at End of Year	12.038	14.702	12.254	—	—	—	—	—	—	—
Venture III No. of Units	12,648	23,617	31,211	—	—	—	—	—	—	—

International Value Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	17.201	16.194	12.126	21.503	19.961	15.659	14.401	12.045	8.453	10.460
Value at End of Year	14.745	17.201	16.194	12.126	21.503	19.961	15.659	14.401	12.045	8.453
Venture III No. of Units	153,405	148,932	160,848	192,381	265,433	350,485	417,916	377,884	383,809	345,356

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	19.593	18.455	13.826	24.530	22.783	17.881	16.453	13.769	9.668	11.969
Value at End of Year	16.787	19.593	18.455	13.826	24.530	22.783	17.881	16.453	13.769	9.668
Venture III No. of Units	120,166	142,663	151,741	184,011	232,842	304,004	348,919	283,755	286,750	288,965

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	19.318	18.224	13.673	24.295	22.598	17.763	16.369	13.719	9.647	11.961
Value at End of Year	16.527	19.318	18.224	13.673	24.295	22.598	17.763	16.369	13.719	9.647
Venture III No. of Units	2,065	23,688	23,369	25,443	21,454	24,927	29,355	7,261	9,676	13,226

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.227	18.147	13.622	24.217	22.537	17.724	16.341	13.703	9.640	11.959
Value at End of Year	16.441	19.227	18.147	13.622	24.217	22.537	17.724	16.341	13.703	9.640
Venture III No. of Units	29,800	43,920	44,544	56,512	64,452	89,461	126,013	104,824	116,289	97,258

International Value Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	20.672	19.501	14.622	25.995	24.168	19.006	17.516	14.672	10.321	13.195
Value at End of Year	17.693	20.672	19.501	14.622	25.995	24.168	19.006	17.516	14.672	10.321
Venture III No. of Units	799,987	952,801	1,037,974	1,203,720	1,636,467	2,136,477	2,365,952	1,963,880	1,169,969	396,766
NY Venture III No. of Units	74,945	82,185	77,235	87,033	113,646	113,836	111,421	65,522	48,600	56,165

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.499	18.404	13.806	24.557	22.843	17.972	16.571	13.888	9.774	12.500
Value at End of Year	16.680	19.499	18.404	13.806	24.557	22.843	17.972	16.571	13.888	9.774
Venture III No. of Units	386,218	486,616	538,954	619,508	859,755	1,275,306	1,778,386	1,776,210	1,735,805	872,145
NY Venture III No. of Units	97,257	103,590	121,726	138,836	167,119	219,452	274,198	239,822	155,887	40,129

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	19.248	18.194	13.669	24.350	22.685	17.875	16.506	13.854	9.765	12.500
Value at End of Year	16.441	19.248	18.194	13.669	24.350	22.685	17.875	16.506	13.854	9.765
Venture III No. of Units	506,207	577,126	634,000	741,351	951,421	1,309,416	1,308,769	1,011,065	524,999	13,226

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.165	18.125	13.624	24.282	22.632	17.842	16.484	13.842	9.762	12.500
Value at End of Year	16.362	19.165	18.125	13.624	24.282	22.632	17.842	16.484	13.842	9.762
Venture III No. of Units	49,313	54,659	58,036	67,849	170,936	202,221	247,003	151,299	168,196	97,871

Venture III Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	23.679	22.427	16.883	30.136	28.131	22.211	20.551	17.283	12.500	—
Value at End of Year	20.185	23.679	22.427	16.883	30.136	28.131	22.211	20.551	17.283	—
Venture III No. of Units	25,998	24,783	30,129	42,042	97,883	127,272	120,713	62,710	38,651	—

Investment Quality Bond Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	20.791	19.671	17.784	18.389	17.604	17.279	17.177	16.662	15.784	14.596
Value at End of Year	22.103	20.791	19.671	17.784	18.389	17.604	17.279	17.177	16.662	15.784
Venture III No. of Units	29,099	41,622	32,683	41,664	57,965	69,304	95,627	168,152	199,382	241,676

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	17.796	16.845	15.237	15.763	15.098	14.827	14.747	14.312	13.564	12.550
Value at End of Year	18.909	17.796	16.845	15.237	15.763	15.098	14.827	14.747	14.312	13.564
Venture III No. of Units	53,066	59,262	58,637	75,191	79,167	101,409	145,901	203,908	281,029	338,463

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	17.546	16.634	15.069	15.612	14.975	14.729	14.671	14.260	13.535	12.542
Value at End of Year	18.616	17.546	16.634	15.069	15.612	14.975	14.729	14.671	14.260	13.535
Venture III No. of Units	4,900	4,966	4,989	5,902	7,421	7,248	7,439	11,049	13,473	25,767

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.464	16.564	15.013	15.562	14.935	14.696	14.646	14.243	13.526	12.539
Value at End of Year	18.519	17.464	16.564	15.013	15.562	14.935	14.696	14.646	14.243	13.526
Venture III No. of Units	27,010	31,720	38,454	49,736	94,249	103,652	119,558	147,811	164,404	223,041

Investment Quality Bond Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	17.410	16.496	14.947	15.478	14.857	14.613	14.560	14.145	13.410	12.572
Value at End of Year	18.471	17.410	16.496	14.947	15.478	14.857	14.613	14.560	14.145	13.410
Venture III No. of Units	1,234,762	1,523,401	1,788,106	1,888,832	2,683,110	2,448,788	1,409,281	788,314	688,538	287,878
NY Venture III No. of Units	322,836	477,783	508,980	488,690	732,403	689,638	401,675	46,103	38,438	36,633

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.235	16.338	14.811	15.345	14.737	14.502	14.457	14.052	13.329	12.500
Value at End of Year	18.277	17.235	16.338	14.811	15.345	14.737	14.502	14.457	14.052	13.329
Venture III No. of Units	166,200	224,594	244,788	265,781	322,493	396,365	503,001	789,728	900,531	419,580
NY Venture III No. of Units	46,160	70,579	71,797	66,044	98,014	87,768	117,279	82,884	69,069	127,399

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	17.013	16.152	14.665	15.216	14.635	14.423	14.400	14.018	13.316	12.500
Value at End of Year	18.014	17.013	16.152	14.665	15.216	14.635	14.423	14.400	14.018	13.316
Venture III No. of Units	798,012	971,921	1,087,041	1,006,690	1,455,125	1,379,440	742,543	424,978	261,061	25,767

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.940	16.091	14.616	15.173	14.602	14.397	14.381	14.007	13.312	12.500
Value at End of Year	17.928	16.940	16.091	14.616	15.173	14.602	14.397	14.381	14.007	13.312
Venture III No. of Units	29,152	22,573	21,807	22,659	47,538	68,692	59,544	85,289	137,550	78,495

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	15.220	14.479	13.172	13.695	13.198	13.033	13.038	12.718	12.500	—
Value at End of Year	16.084	15.220	14.479	13.172	13.695	13.198	13.033	13.038	12.718	—
Venture III No. of Units	78,288	47,167	42,354	45,345	37,746	40,606	35,487	33,403	15,991	—

Large Cap Growth Trust (merged into Capital Appreciation Trust eff 4-28-06) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	15.587	14.925	12.107	15.951
Value at End of Year	—	—	—	—	—	—	15.370	15.587	14.925	12.107
Venture III No. of Units	—	—	—	—	—	—	265,189	347,545	379,071	420,217

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	11.162	10.694	8.679	11.440
Value at End of Year	—	—	—	—	—	—	11.001	11.162	10.694	8.679
Venture III No. of Units	—	—	—	—	—	—	344,821	535,598	620,112	672,721

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	11.105	10.655	8.660	11.433
Value at End of Year	—	—	—	—	—	—	10.929	11.105	10.655	8.660
Venture III No. of Units	—	—	—	—	—	—	19,012	30,300	45,555	47,632

Venture III Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	11.086	10.642	8.654	11.430
Value at End of Year	—	—	—	—	—	—	10.905	11.086	10.642	8.654
Venture III No. of Units	—	—	—	—	—	—	226,691	254,429	251,384	370,673

Large Cap Growth Trust (merged into Capital Appreciation Trust eff 4-28-06) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.285	11.783	9.565	11.841
Value at End of Year	—	—	—	—	—	—	12.082	12.285	11.783	9.565
Venture III No. of Units	—	—	—	—	—	—	1,329,866	1,476,772	1,240,492	437,895
NY Venture III No. of Units	—	—	—	—	—	—	88,515	86,595	59,592	48,413

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	12.952	12.429	10.094	12.500
Value at End of Year	—	—	—	—	—	—	12.731	12.952	12.429	10.094
Venture III No. of Units	—	—	—	—	—	—	1,053,481	1,213,022	1,301,240	635,202
NY Venture III No. of Units	—	—	—	—	—	—	358,362	398,919	325,705	54,024

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	12.901	12.398	10.085	12.500
Value at End of Year	—	—	—	—	—	—	12.662	12.901	12.398	10.085
Venture III No. of Units	—	—	—	—	—	—	568,378	611,324	45,555	13,459

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	12.884	12.388	10.081	12.500
Value at End of Year	—	—	—	—	—	—	12.639	12.884	12.388	10.081
Venture III No. of Units	—	—	—	—	—	—	89,460	101,051	135,004	90,514

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	15.214	14.651	12.500	—
Value at End of Year	—	—	—	—	—	—	14.903	15.214	14.651	—
Venture III No. of Units	—	—	—	—	—	—	45,580	32,842	26,494	—

Large Cap Trust (merged into U.S. Equity Trust eff 4-27-12) - Series I Shares (units first credited 5-01-2005)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	13.207	—	—	—	—	—	—	—	—	—
Value at End of Year	12.723	—	—	—	—	—	—	—	—	—
Venture III No. of Units	22,072	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	13.169	—	—	—	—	—	—	—	—	—
Value at End of Year	12.681	—	—	—	—	—	—	—	—	—
Venture III No. of Units	40,221	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	13.021	—	—	—	—	—	—	—	—	—
Value at End of Year	12.513	—	—	—	—	—	—	—	—	—
Venture III No. of Units	7,470	—	—	—	—	—	—	—	—	—

Large Cap Trust (merged into U.S. Equity Trust eff 4-27-12) - Series II Shares (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	13.107	11.736	9.139	15.403	15.464	13.772	12.500	—	—	—
Value at End of Year	12.600	13.107	11.736	9.139	15.403	15.464	13.772	—	—	—
Venture III No. of Units	100,332	129,179	145,695	159,381	210,981	9,102	3,117	—	—	—
NY Venture III No. of Units	3,031	4,570	4,792	5,036	3,523	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.070	11.709	9.122	15.383	15.451	13.767	12.500	—	—	—
Value at End of Year	12.559	13.070	11.709	9.122	15.383	15.451	13.767	—	—	—
Venture III No. of Units	79,656	127,825	142,239	177,696	249,447	8,948	3,843	—	—	—
NY Venture III No. of Units	8,661	9,730	9,730	11,893	10,966	175	176	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.960	11.627	9.072	15.321	15.413	13.753	12.500	—	—	—
Value at End of Year	12.434	12.960	11.627	9.072	15.321	15.413	13.753	—	—	—
Venture III No. of Units	60,380	63,617	69,499	91,289	139,843	6,203	3,601	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.923	11.600	9.056	15.301	15.386	—	—	—	—	—
Value at End of Year	12.392	12.923	11.600	9.056	15.301	—	—	—	—	—
Venture III No. of Units	8,492	17,898	20,759	26,337	39,921	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.813	11.519	9.006	15.240	15.348	—	—	—	—	—
Value at End of Year	12.269	12.813	11.519	9.006	15.240	—	—	—	—	—
Venture III No. of Units	7,261	4,149	6,875	7,626	14,332	—	—	—	—	—

Large Cap Value Trust (merged into Equity-Income Trust eff 5-02-11) - Series II Shares (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	17.029	15.688	24.929	24.329	21.366	18.844	15.764	12.500	—
Value at End of Year	—	18.376	17.029	15.688	24.929	24.329	21.366	18.844	15.764	—
Venture III No. of Units	—	218,676	225,165	275,954	369,691	567,625	511,731	273,710	81,629	—
NY Venture III No. of Units	—	34,613	27,702	33,342	40,069	48,715	26,031	12,343	861	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	16.973	15.643	24.871	24.284	21.338	18.829	15.759	12.500	—
Value at End of Year	—	18.306	16.973	15.643	24.871	24.284	21.338	18.829	15.759	—
Venture III No. of Units	—	107,360	98,356	113,075	167,980	233,528	171,268	91,834	7,623	—
NY Venture III No. of Units	—	21,070	23,280	26,897	27,911	41,153	27,951	19,031	11,164	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	16.804	15.511	24.698	24.152	21.253	18.782	15.744	12.500	—
Value at End of Year	—	18.097	16.804	15.511	24.698	24.152	21.253	18.782	15.744	—
Venture III No. of Units	—	160,235	165,037	178,993	302,182	390,817	315,857	138,211	41,873	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	16.748	15.467	24.641	24.108	21.225	18.766	15.738	12.500	—
Value at End of Year	—	18.028	16.748	15.467	24.641	24.108	21.225	18.766	15.738	—
Venture III No. of Units	—	41,585	38,627	45,117	44,661	124,578	60,611	26,724	498	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	16.581	15.336	24.469	23.976	21.140	18.720	15.723	12.500	—
Value at End of Year	—	17.821	16.581	15.336	24.469	23.976	21.140	18.720	15.723	—
Venture III No. of Units	—	16,608	17,226	22,231	25,413	67,994	26,753	7,061	1,844	—

Lifestyle Aggressive Trust (formerly Lifestyle Aggressive 1000 Trust) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	17.082	14.913	11.178	19.592	18.351	16.157	14.846	13.005	9.800	12.566
Value at End of Year	15.710	17.082	14.913	11.178	19.592	18.351	16.157	14.846	13.005	9.800
Venture III No. of Units	67,157	67,654	86,790	98,556	198,439	211,684	204,235	303,369	188,984	190,227

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	16.037	14.008	10.505	18.421	17.263	15.207	13.980	12.253	9.237	11.850
Value at End of Year	14.741	16.037	14.008	10.505	18.421	17.263	15.207	13.980	12.253	9.237
Venture III No. of Units	160,680	162,598	124,686	134,842	211,714	331,015	335,991	397,658	325,147	292,431

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	15.812	13.832	10.389	18.245	17.123	15.106	13.908	12.208	9.218	11.843
Value at End of Year	14.513	15.812	13.832	10.389	18.245	17.123	15.106	13.908	12.208	9.218
Venture III No. of Units	14,273	14,278	14,283	13,443	13,443	13,443	14,607	14,773	14,728	19,680

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.737	13.774	10.350	18.186	17.077	15.073	13.885	12.194	9.211	11.840
Value at End of Year	14.437	15.737	13.774	10.350	18.186	17.077	15.073	13.885	12.194	9.211
Venture III No. of Units	28,451	19,866	20,413	41,975	52,104	248,846	109,718	140,531	122,785	120,911

Lifestyle Aggressive Trust (formerly Lifestyle Aggressive 1000 Trust) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	17.213	15.069	11.309	19.876	18.641	16.451	15.139	13.262	9.993	12.481
Value at End of Year	15.794	17.213	15.069	11.309	19.876	18.641	16.451	15.139	13.262	9.993
Venture III No. of Units	1,805,173	2,112,619	2,416,264	2,403,421	3,167,682	3,951,950	3,739,525	3,500,583	1,645,281	174,966
NY Venture III No. of Units	192,344	194,279	215,845	212,157	218,345	222,271	211,686	202,664	123,453	65,066

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.165	15.034	11.289	19.850	18.626	16.446	15.142	13.271	10.005	12.500
Value at End of Year	15.742	17.165	15.034	11.289	19.850	18.626	16.446	15.142	13.271	10.005
Venture III No. of Units	699,765	752,947	759,806	867,448	976,542	1,539,646	2,053,300	2,154,929	1,976,258	622,163
NY Venture III No. of Units	199,882	239,618	289,983	331,756	467,027	1,161,176	1,238,355	1,214,706	592,625	20,954

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	16.944	14.863	11.177	19.683	18.497	16.357	15.082	13.239	9.996	12.500
Value at End of Year	15.516	16.944	14.863	11.177	19.683	18.497	16.357	15.082	13.239	9.996
Venture III No. of Units	1,404,546	1,650,673	1,705,500	1,871,639	2,295,079	3,224,882	3,479,824	3,436,912	1,576,341	19,680

Venture III Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.870	14.806	11.140	19.628	18.455	16.327	15.062	13.228	9.993	12.500
Value at End of Year	15.441	16.870	14.806	11.140	19.628	18.455	16.327	15.062	13.228	9.993
Venture III No. of Units	124,619	114,745	118,740	123,992	133,141	218,831	228,050	250,519	219,644	99,657

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	20.109	17.675	13.318	23.501	22.130	19.608	18.116	15.934	12.500	—
Value at End of Year	18.378	20.109	17.675	13.318	23.501	22.130	19.608	18.116	15.934	—
Venture III No. of Units	200,256	224,774	233,524	242,358	266,055	351,055	370,668	388,358	223,845	—

Lifestyle Balanced Trust (formerly Lifestyle Balanced 640 Trust) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	21.436	19.502	15.163	22.439	21.428	19.323	18.379	16.464	13.501	15.242
Value at End of Year	21.218	21.436	19.502	15.163	22.439	21.428	19.323	18.379	16.464	13.501
Venture III No. of Units	751,201	807,722	920,846	1,072,649	1,426,261	1,679,197	1,774,783	2,007,240	1,711,418	1,494,115

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	17.088	15.554	12.100	17.915	17.116	15.442	14.695	13.170	10.805	12.205
Value at End of Year	16.905	17.088	15.554	12.100	17.915	17.116	15.442	14.695	13.170	10.805
Venture III No. of Units	909,313	1,086,637	1,196,834	1,237,228	1,676,411	1,864,446	1,992,227	2,277,577	2,120,763	1,798,668

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	16.848	15.359	11.966	17.743	16.978	15.340	14.620	13.123	10.782	12.198
Value at End of Year	16.643	16.848	15.359	11.966	17.743	16.978	15.340	14.620	13.123	10.782
Venture III No. of Units	50,864	67,407	74,290	91,202	192,489	213,874	231,639	187,058	161,405	183,344

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.769	15.294	11.921	17.686	16.932	15.306	14.595	13.107	10.775	12.195
Value at End of Year	16.557	16.769	15.294	11.921	17.686	16.932	15.306	14.595	13.107	10.775
Venture III No. of Units	530,875	613,404	647,918	760,071	846,164	1,088,237	1,403,312	1,504,706	1,375,475	1,136,156

Lifestyle Balanced Trust (formerly Lifestyle Balanced 640 Trust) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	17.540	13.058	12.462	18.483	17.684	15.979	15.209	13.634	11.181	12.328
Value at End of Year	17.326	17.540	13.058	12.462	18.483	17.684	15.979	15.209	13.634	11.181
Venture III No. of Units	157,353,922	180,403,917	191,121,702	182,842,399	175,395,483	144,947,752	94,296,454	37,702,364	10,629,539	1,901,755
NY Venture III No. of Units	8,783,525	9,940,692	10,678,822	10,461,235	9,408,903	7,525,973	4,738,222	1,650,704	555,532	168,815

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.709	16.156	12.595	18.688	17.890	16.173	15.402	13.814	11.333	12.500
Value at End of Year	17.484	17.709	16.156	12.595	18.688	17.890	16.173	15.402	13.814	11.333
Venture III No. of Units	3,806,022	4,403,539	4,783,240	5,142,554	6,464,214	8,269,917	9,920,421	9,759,355	9,000,114	2,866,630
NY Venture III No. of Units	2,439,237	2,694,883	2,995,646	3,178,827	4,238,871	5,084,282	5,378,750	3,354,894	1,316,951	486,764

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	17.481	15.972	12.470	18.531	17.766	16.085	15.341	13.780	11.323	12.500
Value at End of Year	17.233	17.481	15.972	12.470	18.531	17.766	16.085	15.341	13.780	11.323
Venture III No. of Units	87,807,529	99,716,352	107,058,965	101,397,260	96,407,643	82,807,828	55,966,479	25,445,741	7,057,793	183,344

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.405	15.911	12.428	18.479	17.725	16.056	15.321	13.769	11.319	12.500
Value at End of Year	17.150	17.405	15.911	12.428	18.479	17.725	16.056	15.321	13.769	11.319
Venture III No. of Units	559,052	586,546	793,612	884,172	1,216,107	1,579,146	2,092,464	2,147,299	1,902,040	640,910

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	18.159	16.625	13.006	19.366	18.604	16.878	16.129	14.517	12.500	—
Value at End of Year	17.866	18.159	16.625	13.006	19.366	18.604	16.878	16.129	14.517	—
Venture III No. of Units	1,725,333	2,012,058	2,318,287	2,517,179	3,356,916	3,861,646	3,369,127	2,197,134	1,035,517	—

Lifestyle Conservative Trust (formerly Lifestyle Conservative 280 Trust) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	23.078	21.501	17.959	21.625	20.865	19.561	19.328	18.097	16.492	16.483
Value at End of Year	23.661	23.078	21.501	17.959	21.625	20.865	19.561	19.328	18.097	16.492
Venture III No. of Units	134,184	163,849	165,112	149,016	182,846	186,546	275,146	314,008	390,941	450,477

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	17.442	16.258	13.587	16.368	15.801	14.821	14.652	13.725	12.514	12.514
Value at End of Year	17.874	17.442	16.258	13.587	16.368	15.801	14.821	14.652	13.725	12.514
Venture III No. of Units	309,689	361,445	330,981	414,884	263,358	250,578	230,460	304,138	368,076	394,634

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	17.197	16.054	13.436	16.212	15.673	14.723	14.577	13.675	12.488	12.506
Value at End of Year	17.597	17.197	16.054	13.436	16.212	15.673	14.723	14.577	13.675	12.488
Venture III No. of Units	19,714	7,115	883	3,600	3,600	3,600	5,251	7,153	9,355	11,178

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.116	15.986	13.386	16.160	15.631	14.690	14.552	13.659	12.479	12.503
Value at End of Year	17.505	17.116	15.986	13.386	16.160	15.631	14.690	14.552	13.659	12.479
Venture III No. of Units	127,127	163,561	204,958	140,931	89,295	78,538	98,194	113,234	96,118	138,479

Lifestyle Conservative Trust (formerly Lifestyle Conservative 280 Trust) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	17.317	16.171	13.538	16.322	15.779	14.835	14.669	13.744	12.526	12.552
Value at End of Year	17.723	17.317	16.171	13.538	16.322	15.779	14.835	14.669	13.744	12.526
Venture III No. of Units	41,521,592	44,357,070	45,272,909	31,334,426	15,451,718	11,332,448	9,393,143	5,445,174	2,396,267	439,049
NY Venture III No. of Units	2,451,236	3,157,898	2,991,307	2,092,909	977,809	766,116	504,755	207,725	133,615	54,752

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.172	16.043	13.437	16.209	15.677	14.747	14.590	13.677	12.471	12.500
Value at End of Year	17.565	17.172	16.043	13.437	16.209	15.677	14.747	14.590	13.677	12.471
Venture III No. of Units	1,045,117	1,085,022	1,167,421	1,433,627	734,284	810,075	1,164,691	1,468,065	1,727,749	785,173
NY Venture III No. of Units	899,218	899,765	812,727	954,054	554,030	722,780	684,576	292,196	191,143	237,071

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	16.950	15.860	13.304	16.073	15.569	14.667	14.532	13.643	12.459	12.500
Value at End of Year	17.313	16.950	15.860	13.304	16.073	15.569	14.667	14.532	13.643	12.459
Venture III No. of Units	19,804,139	22,550,827	22,175,482	15,888,960	6,487,890	4,920,253	3,457,488	2,136,364	878,833	11,178

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.877	15.800	13.260	16.027	15.533	14.640	14.513	13.632	12.455	12.500
Value at End of Year	17.230	16.877	15.800	13.260	16.027	15.533	14.640	14.513	13.632	12.455
Venture III No. of Units	226,378	227,326	234,165	290,548	162,235	206,170	259,431	257,387	365,880	221,760

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.240	15.226	12.798	15.492	15.036	14.194	14.091	13.256	12.500	—
Value at End of Year	16.555	16.240	15.226	12.798	15.492	15.036	14.194	14.091	13.256	—
Venture III No. of Units	418,584	431,175	488,751	547,513	387,319	474,461	567,074	280,001	145,481	—

Lifestyle Growth Trust (formerly Lifestyle Growth 820 Trust) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	19.522	17.561	13.394	21.480	20.311	18.192	17.019	15.100	11.850	14.316
Value at End of Year	18.896	19.522	17.561	13.394	21.480	20.311	18.192	17.019	15.100	11.850
Venture III No. of Units	394,738	496,250	599,420	734,624	968,318	1,260,618	1,372,384	1,371,887	1,278,452	1,181,524

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	16.384	14.745	11.252	18.054	17.080	15.306	14.326	12.717	9.985	12.068
Value at End of Year	15.850	16.384	14.745	11.252	18.054	17.080	15.306	14.326	12.717	9.985
Venture III No. of Units	760,572	1,023,585	1,093,125	1,193,029	1,538,251	1,803,470	1,929,805	2,209,873	1,906,901	1,801,133

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	16.154	14.560	11.127	17.881	16.942	15.204	14.253	12.671	9.963	12.061
Value at End of Year	15.604	16.154	14.560	11.127	17.881	16.942	15.204	14.253	12.671	9.963
Venture III No. of Units	9,303	14,334	22,276	30,488	53,710	80,911	105,686	68,477	63,807	75,942

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.078	14.499	11.086	17.823	16.896	15.171	14.229	12.656	9.956	12.058
Value at End of Year	15.523	16.078	14.499	11.086	17.823	16.896	15.171	14.229	12.656	9.956
Venture III No. of Units	288,246	333,996	432,667	502,053	614,788	1,020,418	959,607	1,053,932	966,730	823,238

Lifestyle Growth Trust (formerly Lifestyle Growth 820 Trust) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	17.158	15.459	11.821	18.977	17.989	16.143	15.124	13.417	10.538	12.345
Value at End of Year	16.573	17.158	15.459	11.821	18.977	17.989	16.143	15.124	13.417	10.538
Venture III No. of Units	189,327,730	209,770,810	224,281,040	225,398,523	217,127,345	178,248,910	96,307,550	37,246,678	9,147,664	1,221,069
NY Venture III No. of Units	9,808,581	10,820,426	11,683,092	11,610,531	11,824,648	8,891,714	3,888,784	1,885,475	508,291	49,114

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.298	15.593	11.930	19.161	18.172	16.316	15.293	13.574	10.666	12.500
Value at End of Year	16.700	17.298	15.593	11.930	19.161	18.172	16.316	15.293	13.574	10.666
Venture III No. of Units	3,340,768	3,987,185	4,302,533	4,911,015	5,829,855	7,198,032	8,510,674	8,582,094	7,642,690	2,318,975
NY Venture III No. of Units	2,562,083	2,813,699	3,035,411	3,258,953	4,235,285	5,105,055	4,979,384	3,205,885	1,015,744	324,491

Venture III Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	17.075	15.415	11.811	19.000	18.046	16.227	15.233	13.541	10.656	12.500
Value at End of Year	16.460	17.075	15.415	11.811	19.000	18.046	16.227	15.233	13.541	10.656
Venture III No. of Units	126,441,058	139,657,380	148,662,493	149,282,959	141,935,228	119,503,584	66,073,107	27,495,124	6,423,351	75,942

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.001	15.356	11.772	18.946	18.005	16.198	15.213	13.530	10.653	12.500
Value at End of Year	16.381	17.001	15.356	11.772	18.946	18.005	16.198	15.213	13.530	10.653
Venture III No. of Units	525,366	652,895	720,792	841,577	1,130,645	1,448,763	1,619,428	1,741,522	1,520,746	631,146

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	18.870	17.070	13.106	21.124	20.104	18.114	17.038	15.176	12.500	—
Value at End of Year	18.155	18.870	17.070	13.106	21.124	20.104	18.114	17.038	15.176	—
Venture III No. of Units	2,132,023	2,327,931	2,673,863	2,741,938	3,265,652	3,745,256	2,896,914	1,650,078	756,310	—

Lifestyle Moderate Trust (formerly Lifestyle Moderate 460 Trust) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	22.326	20.531	16.402	22.009	21.252	19.567	19.098	17.486	15.088	15.984
Value at End of Year	22.473	22.326	20.531	16.402	22.009	21.252	19.567	19.098	17.486	15.088
Venture III No. of Units	267,488	292,223	305,571	336,784	366,149	448,294	528,972	635,589	624,029	557,523

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	17.134	15.764	12.600	16.915	16.342	15.054	14.701	13.467	11.625	12.322
Value at End of Year	17.238	17.134	15.764	12.600	16.915	16.342	15.054	14.701	13.467	11.625
Venture III No. of Units	447,118	377,148	467,418	403,225	441,138	533,594	638,792	744,900	783,613	851,567

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	16.894	15.566	12.460	16.753	16.210	14.954	14.625	13.418	11.600	12.314
Value at End of Year	16.971	16.894	15.566	12.460	16.753	16.210	14.954	14.625	13.418	11.600
Venture III No. of Units	16,824	19,056	17,548	17,650	24,345	27,267	24,007	21,112	36,387	34,204

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.814	15.501	12.414	16.700	16.166	14.921	14.601	13.402	11.592	12.312
Value at End of Year	16.882	16.814	15.501	12.414	16.700	16.166	14.921	14.601	13.402	11.592
Venture III No. of Units	117,730	130,138	179,990	251,590	192,207	279,300	288,994	372,448	511,850	500,929

Lifestyle Moderate Trust (formerly Lifestyle Moderate 460 Trust) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	17.329	15.959	12.789	17.190	16.631	15.345	15.000	13.734	11.850	12.456
Value at End of Year	17.410	17.329	15.959	12.789	17.190	16.631	15.345	15.000	13.734	11.850
Venture III No. of Units	46,644,910	52,102,020	54,822,382	46,772,413	39,400,814	32,031,060	23,696,672	11,582,654	4,375,936	898,122
NY Venture III No. of Units	3,117,322	3,500,803	3,287,197	2,987,433	2,223,182	1,663,651	972,142	564,943	215,066	81,435

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.316	15.955	12.792	17.202	16.652	15.372	15.033	13.771	11.888	12.500
Value at End of Year	17.388	17.316	15.955	12.792	17.202	16.652	15.372	15.033	13.771	11.888
Venture III No. of Units	1,453,402	1,595,331	1,836,908	1,808,924	2,000,045	2,474,041	2,947,609	3,473,439	3,593,850	1,246,184
NY Venture III No. of Units	853,916	1,012,024	1,088,404	1,137,110	1,439,735	1,645,168	1,665,305	998,003	387,094	214,108

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	17.093	15.773	12.665	17.058	16.537	15.288	14.974	13.738	11.877	12.500
Value at End of Year	17.139	17.093	15.773	12.665	17.058	16.537	15.288	14.974	13.738	11.877
Venture III No. of Units	25,405,407	27,502,915	28,453,008	23,956,397	18,541,134	15,782,723	10,558,478	5,301,216	1,857,801	34,204

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.019	15.713	12.623	17.010	16.499	15.261	14.954	13.726	11.873	12.500
Value at End of Year	17.056	17.019	15.713	12.623	17.010	16.499	15.261	14.954	13.726	11.873
Venture III No. of Units	226,429	241,168	288,897	222,437	280,148	367,012	536,227	649,668	587,221	279,254

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	17.036	15.752	12.674	17.103	16.615	15.391	15.105	13.885	12.500	—
Value at End of Year	17.048	17.036	15.752	12.674	17.103	16.615	15.391	15.105	13.885	—
Venture III No. of Units	512,416	616,982	604,555	666,345	775,469	871,648	986,641	712,600	327,981	—

Mid Cap Core Trust (merged into Mid Cap Index Trust eff 12-01-06) - Series II Shares (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	16.991	15.135	12.500	—
Value at End of Year	—	—	—	—	—	—	17.698	16.991	15.135	—
Venture III No. of Units	—	—	—	—	—	—	387,718	343,304	201,343	—
NY Venture III No. of Units	—	—	—	—	—	—	29,763	40,501	20,504	—

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	16.977	15.130	12.500	—
Value at End of Year	—	—	—	—	—	—	17.675	16.977	15.130	—
Venture III No. of Units	—	—	—	—	—	—	63,822	89,751	48,056	—
NY Venture III No. of Units	—	—	—	—	—	—	41,745	98,814	51,742	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	16.935	15.115	12.500	—
Value at End of Year	—	—	—	—	—	—	17.604	16.935	15.115	—
Venture III No. of Units	—	—	—	—	—	—	221,679	243,114	110,465	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	16.921	15.110	12.500	—
Value at End of Year	—	—	—	—	—	—	17.581	16.921	15.110	—
Venture III No. of Units	—	—	—	—	—	—	7,503	12,799	8,264	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	16.878	15.095	12.500	—
Value at End of Year	—	—	—	—	—	—	17.511	16.878	15.095	—
Venture III No. of Units	—	—	—	—	—	—	23,820	22,544	16,944	—

Mid Cap Index Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	21.128	17.050	12.674	20.265	19.164	17.757	16.115	14.145	10.686	12.806
Value at End of Year	20.315	21.128	17.050	12.674	20.265	19.164	17.757	16.115	14.145	10.686
Venture III No. of Units	56,755	71,309	75,846	93,920	92,379	122,584	132,888	152,792	202,602	161,361

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	20.231	16.334	12.148	19.433	18.387	17.045	15.476	13.591	10.273	12.317
Value at End of Year	19.443	20.231	16.334	12.148	19.433	18.387	17.045	15.476	13.591	10.273
Venture III No. of Units	101,647	105,842	109,978	114,781	119,657	149,371	191,144	260,098	271,347	258,651

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	19.947	16.129	12.013	19.247	18.238	16.933	15.397	13.542	10.251	12.309
Value at End of Year	19.141	19.947	16.129	12.013	19.247	18.238	16.933	15.397	13.542	10.251
Venture III No. of Units	5,540	5,550	5,889	5,922	5,687	7,060	6,992	6,949	7,126	1,169

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.853	16.061	11.969	19.186	18.189	16.896	15.371	13.526	10.244	12.307
Value at End of Year	19.042	19.853	16.061	11.969	19.186	18.189	16.896	15.371	13.526	10.244
Venture III No. of Units	33,584	41,079	31,423	51,817	46,444	61,027	68,406	76,236	75,013	111,154

Mid Cap Index Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	20.338	16.435	12.251	19.623	18.588	17.266	15.701	13.803	10.447	13.063
Value at End of Year	19.513	20.338	16.435	12.251	19.623	18.588	17.266	15.701	13.803	10.447
Venture III No. of Units	338,630	464,875	490,311	601,124	668,289	948,753	777,606	789,337	578,414	153,193
NY Venture III No. of Units	25,521	27,685	28,013	29,422	42,752	68,563	45,505	42,610	23,420	35,062

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.378	15.667	11.684	18.724	17.746	16.492	15.005	13.197	9.993	12.500
Value at End of Year	18.582	19.378	15.667	11.684	18.724	17.746	16.492	15.005	13.197	9.993
Venture III No. of Units	220,339	243,831	288,730	323,380	364,692	438,383	524,786	605,135	632,676	346,118
NY Venture III No. of Units	85,815	91,693	95,290	99,880	103,360	139,280	115,037	119,148	72,672	26,727

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	19.128	15.488	11.569	18.567	17.623	16.402	14.945	13.165	9.984	12.500
Value at End of Year	18.315	19.128	15.488	11.569	18.567	17.623	16.402	14.945	13.165	9.984
Venture III No. of Units	354,680	384,418	472,207	491,538	572,126	678,826	515,525	511,084	295,326	1,169

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.046	15.429	11.530	18.514	17.582	16.373	14.926	13.154	9.981	12.500
Value at End of Year	18.227	19.046	15.429	11.530	18.514	17.582	16.373	14.926	13.154	9.981
Venture III No. of Units	19,848	19,035	20,725	26,502	28,565	53,385	72,368	106,929	110,364	59,448

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	22.766	18.470	13.824	22.230	21.143	19.718	18.002	15.890	12.500	—
Value at End of Year	21.755	22.766	18.470	13.824	22.230	21.143	19.718	18.002	15.890	—
Venture III No. of Units	22,267	17,938	19,557	27,356	37,610	48,679	27,551	21,883	18,378	—

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Mid Cap Intersection Trust (merged into Mid Cap Index Trust eff 11-16-09) - Series II Shares (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	11.492	12.500	—	—	—	—	—
Value at End of Year	—	—	—	6.537	11.492	—	—	—	—	—
Venture III No. of Units	—	—	—	31,676	22,484	—	—	—	—	—
NY Venture III No. of Units	—	—	—	879	—	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	11.489	12.500	—	—	—	—	—
Value at End of Year	—	—	—	6.531	11.489	—	—	—	—	—
Venture III No. of Units	—	—	—	10,874	9,233	—	—	—	—	—
NY Venture III No. of Units	—	—	—	781	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	11.477	12.500	—	—	—	—	—
Value at End of Year	—	—	—	6.515	11.477	—	—	—	—	—
Venture III No. of Units	—	—	—	36,389	28,302	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	11.473	12.500	—	—	—	—	—
Value at End of Year	—	—	—	6.510	11.473	—	—	—	—	—
Venture III No. of Units	—	—	—	2,983	183	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	11.462	12.500	—	—	—	—	—
Value at End of Year	—	—	—	6.493	11.462	—	—	—	—	—
Venture III No. of Units	—	—	—	4,968	—	—	—	—	—	—

Mid Cap Stock Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	17.032	14.068	10.888	19.686	16.197	14.502	12.867	10.990	7.850	10.306
Value at End of Year	15.213	17.032	14.068	10.888	19.686	16.197	14.502	12.867	10.990	7.850
Venture III No. of Units	181,709	216,970	236,809	283,714	296,237	370,523	494,884	378,185	398,229	349,686

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	20.554	16.985	13.153	23.792	19.585	17.544	15.575	13.308	9.511	12.493
Value at End of Year	18.349	20.554	16.985	13.153	23.792	19.585	17.544	15.575	13.308	9.511
Venture III No. of Units	183,006	211,619	235,825	286,316	277,918	363,977	472,099	465,827	519,332	411,914

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	20.265	16.772	13.007	23.564	19.427	17.428	15.495	13.260	9.490	12.485
Value at End of Year	18.064	20.265	16.772	13.007	23.564	19.427	17.428	15.495	13.260	9.490
Venture III No. of Units	7,816	7,895	7,320	8,176	6,839	7,499	9,418	9,400	23,248	11,558

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.170	16.701	12.959	23.488	14.965	17.390	15.468	13.244	9.484	12.482
Value at End of Year	17.970	20.170	16.701	12.959	23.488	14.965	17.390	15.468	13.244	9.484
Venture III No. of Units	119,651	121,846	140,882	153,006	119,748	217,859	207,376	214,910	285,760	195,459

Mid Cap Stock Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	20.478	16.952	13.151	23.821	19.635	17.616	15.651	13.400	9.595	11.871
Value at End of Year	18.251	20.478	16.952	13.151	23.821	19.635	17.616	15.651	13.400	9.595
Venture III No. of Units	878,810	1,019,186	1,162,711	1,404,843	1,745,175	1,969,886	2,162,180	1,750,637	1,301,845	270,179
NY Venture III No. of Units	55,382	60,695	68,131	68,871	73,201	81,808	78,688	55,175	33,593	33,898

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.470	17.782	13.802	25.013	20.627	18.516	16.459	14.098	10.101	12.500
Value at End of Year	19.126	21.470	17.782	13.802	25.013	20.627	18.516	16.459	14.098	10.101
Venture III No. of Units	465,435	541,788	579,914	655,395	664,861	876,479	1,190,521	1,043,898	1,108,921	470,778
NY Venture III No. of Units	121,636	122,412	128,222	138,211	154,535	192,866	231,243	194,931	112,955	47,469

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	21.193	17.580	13.665	24.802	20.484	18.416	16.394	14.064	10.091	12.500
Value at End of Year	18.851	21.193	17.580	13.665	24.802	20.484	18.416	16.394	14.064	10.091
Venture III No. of Units	539,318	649,146	699,479	801,147	1,048,264	1,204,656	1,352,596	1,054,442	634,970	2,327

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.102	17.513	13.620	24.733	20.437	18.382	16.372	14.052	10.088	12.500
Value at End of Year	18.760	21.102	17.513	13.620	24.733	20.437	18.382	16.372	14.052	10.088
Venture III No. of Units	140,355	165,358	171,350	134,588	180,300	108,062	146,800	128,480	130,373	76,387

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	23.282	19.351	15.072	27.411	22.685	20.434	18.227	15.668	12.500	—
Value at End of Year	20.668	23.282	19.351	15.072	27.411	22.685	20.434	18.227	15.668	—
Venture III No. of Units	78,829	90,761	110,504	87,741	137,705	121,643	124,862	110,240	61,204	—

Mid Cap Value Trust (merged into Mid Value Trust eff 5-01-09) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	20.077	20.272	18.356	17.278	14.114	11.446	12.945
Value at End of Year	—	—	—	12.038	20.077	20.272	18.356	17.278	14.114	11.446
Venture III No. of Units	—	—	—	194,689	282,157	391,450	472,621	667,733	692,949	725,241

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	20.081	20.286	18.378	17.307	14.145	11.477	12.987
Value at End of Year	—	—	—	12.035	20.081	20.286	18.378	17.307	14.145	11.477
Venture III No. of Units	—	—	—	272,664	346,285	468,765	621,742	782,002	810,601	869,847

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	19.889	20.122	18.257	17.219	14.094	11.453	12.979
Value at End of Year	—	—	—	11.901	19.889	20.122	18.257	17.219	14.094	11.453
Venture III No. of Units	—	—	—	11,072	12,237	18,412	20,289	37,560	40,962	44,437

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	19.825	20.068	18.217	17.190	14.077	11.445	12.976
Value at End of Year	—	—	—	11.857	19.825	20.068	18.217	17.190	14.077	11.445
Venture III No. of Units	—	—	—	66,616	98,224	144,280	292,470	375,914	274,159	264,964

Mid Cap Value Trust (merged into Mid Value Trust eff 5-01-09) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	19.841	20.072	18.214	17.182	14.063	11.425	13.178
Value at End of Year	—	—	—	11.872	19.841	20.072	18.214	17.182	14.063	11.425
Venture III No. of Units	—	—	—	1,115,808	1,458,156	2,100,363	2,676,295	2,841,264	1,871,116	691,652
NY Venture III No. of Units	—	—	—	71,390	101,303	121,906	138,879	121,447	69,806	91,791

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	18.767	18.994	17.245	16.276	13.328	10.834	12.500
Value at End of Year	—	—	—	11.223	18.767	18.994	17.245	16.276	13.328	10.834
Venture III No. of Units	—	—	—	707,414	927,777	1,285,793	1,936,626	2,299,574	2,359,949	1,190,734
NY Venture III No. of Units	—	—	—	182,196	223,183	332,855	427,207	391,738	225,965	112,237

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	18.609	18.863	17.151	16.212	13.296	10.823	12.500
Value at End of Year	—	—	—	11.112	18.609	18.863	17.151	16.212	13.296	10.823
Venture III No. of Units	—	—	—	755,007	977,612	1,446,695	1,746,231	1,709,773	891,759	44,437

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	18.556	18.819	17.120	16.191	13.285	10.820	12.500
Value at End of Year	—	—	—	11.075	18.556	18.819	17.120	16.191	13.285	10.820
Venture III No. of Units	—	—	—	129,220	168,958	294,001	365,042	496,235	470,354	274,196

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	21.656	21.996	20.040	18.980	15.597	12.500	—
Value at End of Year	—	—	—	12.906	21.656	21.996	20.040	18.980	15.597	—
Venture III No. of Units	—	—	—	49,051	61,614	129,057	147,276	150,617	88,023	—

Mid Value Trust - Series I Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	17.110	—	—	—	—	—	—	—	—	—
Value at End of Year	16.001	—	—	—	—	—	—	—	—	—
Venture III No. of Units	146,963	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	17.061	—	—	—	—	—	—	—	—	—
Value at End of Year	15.948	—	—	—	—	—	—	—	—	—
Venture III No. of Units	180,936	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	16.917	—	—	—	—	—	—	—	—	—
Value at End of Year	15.789	—	—	—	—	—	—	—	—	—
Venture III No. of Units	8,414	—	—	—	—	—	—	—	—	—

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.869	—	—	—	—	—	—	—	—	—
Value at End of Year	15.737	—	—	—	—	—	—	—	—	—
Venture III No. of Units	57,420	—	—	—	—	—	—	—	—	—

Mid Value Trust - Series II Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	17.040	14.961	10.417	16.263	16.484	13.959	12.500	—	—	—
Value at End of Year	15.917	17.040	14.961	10.417	16.263	16.484	13.959	—	—	—
Venture III No. of Units	836,448	1,151,331	1,295,799	51,201	87,651	99,300	37,150	—	—	—
NY Venture III No. of Units	58,379	55,959	66,286	13,986	16,228	17,216	1,266	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.991	14.926	10.398	16.241	16.471	13.954	12.500	—	—	—
Value at End of Year	15.864	16.991	14.926	10.398	16.241	16.471	13.954	—	—	—
Venture III No. of Units	539,474	837,559	949,604	28,960	34,723	36,130	20,183	—	—	—
NY Venture III No. of Units	137,104	157,261	177,118	858	1,662	4,759	1,128	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	16.848	14.822	10.340	16.176	16.430	13.940	12.500	—	—	—
Value at End of Year	15.706	16.848	14.822	10.340	16.176	16.430	13.940	—	—	—
Venture III No. of Units	510,224	610,691	710,742	40,476	51,710	71,461	23,834	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.800	14.788	10.322	16.155	16.416	13.935	12.500	—	—	—
Value at End of Year	15.654	16.800	14.788	10.322	16.155	16.416	13.935	—	—	—
Venture III No. of Units	101,480	254,202	285,488	839	4,458	8,964	14,364	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.658	14.684	10.265	16.090	16.375	13.922	12.500	—	—	—
Value at End of Year	15.498	16.658	14.684	10.265	16.090	16.375	13.922	—	—	—
Venture III No. of Units	46,056	107,810	100,227	3,278	11,149	9,429	9,333	—	—	—

Money Market Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	13.035	13.252	13.446	13.433	13.062	12.714	12.590	12.697	12.834	12.896
Value at End of Year	12.832	13.035	13.252	13.446	13.433	13.062	12.714	12.590	12.697	12.834
Venture III No. of Units	191,423	236,236	173,319	293,903	267,379	259,114	322,364	431,108	739,705	1,453,977

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	12.613	12.829	13.023	13.017	12.664	12.333	12.218	12.329	12.468	12.534
Value at End of Year	12.410	12.613	12.829	13.023	13.017	12.664	12.333	12.218	12.329	12.468
Venture III No. of Units	376,180	277,832	374,314	582,905	385,611	428,404	564,750	646,844	813,415	1,722,514

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	12.436	12.668	12.879	12.892	12.561	12.251	12.156	12.284	12.441	12.526
Value at End of Year	12.217	12.436	12.668	12.879	12.892	12.561	12.251	12.156	12.284	12.441
Venture III No. of Units	22,639	31,170	2,963	14,567	12,652	10,646	29,552	62,791	39,223	61,394

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.377	12.614	12.831	12.851	12.527	12.224	12.135	12.269	12.432	12.523
Value at End of Year	12.154	12.377	12.614	12.831	12.851	12.527	12.224	12.135	12.269	12.432
Venture III No. of Units	124,787	259,260	77,206	193,246	107,786	127,270	185,651	170,388	166,699	863,062

Money Market Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	12.450	12.657	12.857	12.871	12.540	12.231	12.136	12.264	12.420	12.477
Value at End of Year	12.255	12.450	12.657	12.857	12.871	12.540	12.231	12.136	12.264	12.420
Venture III No. of Units	20,095,394	17,731,870	27,915,513	33,845,520	9,799,567	7,771,103	4,457,608	2,613,385	2,483,355	1,435,813
NY Venture III No. of Units	951,810	917,282	1,550,710	2,313,955	773,035	609,764	386,402	361,164	222,804	200,546

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.419	12.632	12.838	12.859	12.535	12.231	12.142	12.276	12.439	12.500
Value at End of Year	12.219	12.419	12.632	12.838	12.859	12.535	12.231	12.142	12.276	12.439
Venture III No. of Units	1,049,042	1,200,613	1,296,703	1,970,028	1,159,215	1,287,045	1,477,736	1,517,588	2,110,911	1,967,421
NY Venture III No. of Units	268,040	358,353	582,226	932,863	609,898	489,008	206,103	122,567	313,967	565,393

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.259	12.488	12.711	12.750	12.448	12.165	12.094	12.246	12.427	12.500
Value at End of Year	12.044	12.259	12.488	12.711	12.750	12.448	12.165	12.094	12.246	12.427
Venture III No. of Units	11,273,010	11,007,567	14,192,990	18,937,988	5,498,000	4,847,943	2,706,502	1,411,618	731,580	61,394

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.206	12.440	12.669	12.714	12.419	12.143	12.078	12.236	12.423	12.500
Value at End of Year	11.986	12.206	12.440	12.669	12.714	12.419	12.143	12.078	12.236	12.423
Venture III No. of Units	136,318	282,284	150,396	255,969	164,350	155,929	309,180	363,462	228,877	363,599

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.199	12.451	12.700	12.764	12.486	12.227	12.180	12.358	12.500	—
Value at End of Year	11.961	12.199	12.451	12.700	12.764	12.486	12.227	12.180	12.358	—
Venture III No. of Units	387,995	407,582	603,566	914,269	350,062	264,448	404,852	301,161	179,964	—

Natural Resources Trust - Series II Shares (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	43.469	38.470	24.614	51.827	37.521	31.257	21.702	17.786	12.500	—
Value at End of Year	34.045	43.469	38.470	24.614	51.827	37.521	31.257	21.702	17.786	—
Venture III No. of Units	342,175	431,444	561,293	482,696	703,323	724,103	679,763	491,491	118,335	—
NY Venture III No. of Units	24,079	25,931	27,995	30,644	35,730	39,141	36,487	24,341	11,654	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	43.303	38.342	24.544	51.707	37.453	31.216	21.684	17.781	12.500	—
Value at End of Year	33.898	43.303	38.342	24.544	51.707	37.453	31.216	21.684	17.781	—
Venture III No. of Units	215,489	252,714	257,958	230,437	342,562	437,418	510,142	363,500	217,836	—
NY Venture III No. of Units	58,051	59,409	62,172	48,756	57,249	63,128	70,979	49,771	20,424	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	42.808	37.961	24.336	51.347	37.249	31.092	21.630	17.763	12.500	—
Value at End of Year	33.461	42.808	37.961	24.336	51.347	37.249	31.092	21.630	17.763	—
Venture III No. of Units	279,040	333,765	384,101	328,359	447,709	524,349	554,874	420,594	127,146	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	42.644	37.834	24.268	51.227	37.181	31.050	21.612	17.757	12.500	—
Value at End of Year	33.316	42.644	37.834	24.268	51.227	37.181	31.050	21.612	17.757	—
Venture III No. of Units	26,359	40,661	44,470	47,460	55,676	73,379	88,906	50,175	31,605	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	42.157	37.458	24.062	50.871	36.978	30.927	21.558	17.740	12.500	—
Value at End of Year	32.886	42.157	37.458	24.062	50.871	36.978	30.927	21.558	17.740	—
Venture III No. of Units	34,102	37,167	36,741	41,733	63,459	70,112	73,708	28,858	5,467	—

Overseas Equity Trust (merged into International Value Trust eff 5-03-10) - Series II Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	11.177	19.658	17.812	15.135	12.500	—	—	—
Value at End of Year	—	—	14.341	11.177	19.658	17.812	15.135	—	—	—
Venture III No. of Units	—	—	28,767	38,675	42,097	52,618	64,770	—	—	—
NY Venture III No. of Units	—	—	5,666	5,865	6,842	9,960	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	11.156	19.631	17.797	15.130	12.500	—	—	—
Value at End of Year	—	—	14.307	11.156	19.631	17.797	15.130	—	—	—
Venture III No. of Units	—	—	6,775	7,936	11,558	19,022	15,453	—	—	—
NY Venture III No. of Units	—	—	3,480	3,697	4,397	10,356	4,295	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	11.095	19.553	17.753	15.115	12.500	—	—	—
Value at End of Year	—	—	14.207	11.095	19.553	17.753	15.115	—	—	—
Venture III No. of Units	—	—	30,401	34,071	37,144	43,326	21,650	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	11.075	19.527	17.738	15.110	12.500	—	—	—
Value at End of Year	—	—	14.174	11.075	19.527	17.738	15.110	—	—	—
Venture III No. of Units	—	—	184	339	575	71	7,620	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	19.449	17.694	15.095	12.500	—	—	—
Value at End of Year	—	—	—	11.014	19.449	17.694	15.095	—	—	—
Venture III No. of Units	—	—	—	4,173	1,483	1,483	10,013	—	—	—

Overseas Trust (merged into International Value Trust eff 5-01-05) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	11.418	8.071	10.444
Value at End of Year	—	—	—	—	—	—	—	12.555	11.418	8.071
Venture III No. of Units	—	—	—	—	—	—	—	144,765	141,443	165,874

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	12.437	8.795	11.387
Value at End of Year	—	—	—	—	—	—	—	13.668	12.437	8.795
Venture III No. of Units	—	—	—	—	—	—	—	133,321	150,058	152,627

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	12.392	8.776	11.380
Value at End of Year	—	—	—	—	—	—	—	13.598	12.392	8.776
Venture III No. of Units	—	—	—	—	—	—	—	1,343	2,441	2,345

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.377	8.770	11.378
Value at End of Year	—	—	—	—	—	—	—	13.575	12.377	8.770
Venture III No. of Units	—	—	—	—	—	—	—	63,866	30,148	50,642

Overseas Trust (merged into International Value Trust eff 5-01-05) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	14.151	10.010	12.974
Value at End of Year	—	—	—	—	—	—	—	15.528	14.151	10.010
Venture III No. of Units	—	—	—	—	—	—	—	570,019	317,889	184,066
NY Venture III No. of Units	—	—	—	—	—	—	—	24,404	12,925	7,480

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	13.623	9.641	12.500
Value at End of Year	—	—	—	—	—	—	—	14.941	13.623	9.641
Venture III No. of Units	—	—	—	—	—	—	—	331,843	325,599	252,300
NY Venture III No. of Units	—	—	—	—	—	—	—	72,615	25,076	13,229

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	13.589	9.632	12.500
Value at End of Year	—	—	—	—	—	—	—	14.882	13.589	9.632
Venture III No. of Units	—	—	—	—	—	—	—	235,635	118,496	2,345

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	13.578	9.629	12.500
Value at End of Year	—	—	—	—	—	—	—	14.863	13.578	9.629
Venture III No. of Units	—	—	—	—	—	—	—	145,592	37,591	19,627

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	17.900	12.500	—
Value at End of Year	—	—	—	—	—	—	—	19.564	17.900	—
Venture III No. of Units	—	—	—	—	—	—	—	61,639	4,640	—

Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 5-03-10) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	8.565	14.516	13.523	12.379	10.008	8.703	6.288	7.309
Value at End of Year	—	—	11.147	8.565	14.516	13.523	12.379	10.008	8.703	6.288
Venture III No. of Units	—	—	25,564	25,830	30,968	52,304	79,291	112,687	136,386	108,733

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	13.808	23.415	21.823	19.989	16.167	14.067	10.168	11.825
Value at End of Year	—	—	17.963	13.808	23.415	21.823	19.989	16.167	14.067	10.168
Venture III No. of Units	—	—	18,527	14,116	53,938	60,712	73,379	54,008	37,168	33,772

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	23.190	21.647	19.857	16.084	14.016	10.146	11.817
Value at End of Year	—	—	—	13.655	23.190	21.647	19.857	16.084	14.016	10.146
Venture III No. of Units	—	—	—	—	—	—	107	129	268	537

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	13.604	23.116	21.588	19.813	16.057	13.999	10.139	11.815
Value at End of Year	—	—	17.663	13.604	23.116	21.588	19.813	16.057	13.999	10.139
Venture III No. of Units	—	—	3,505	5,070	5,268	8,291	12,229	6,213	12,978	18,651

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 5-03-10) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	14.412	24.456	22.845	20.938	16.971	14.772	10.687	13.477
Value at End of Year	—	—	18.705	14.412	24.456	22.845	20.938	16.971	14.772	10.687
Venture III No. of Units	—	—	219,923	230,717	379,078	457,272	484,961	334,235	313,910	88,949
NY Venture III No. of Units	—	—	16,663	16,586	19,977	22,770	24,196	10,490	2,175	484

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	13.323	22.619	21.140	19.384	15.720	13.690	9.909	12.500
Value at End of Year	—	—	17.282	13.323	22.619	21.140	19.384	15.720	13.690	9.909
Venture III No. of Units	—	—	98,117	89,698	210,694	269,178	401,349	296,557	230,924	103,642
NY Venture III No. of Units	—	—	59,027	47,884	48,478	58,788	56,001	49,762	33,108	5,834

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	13.191	22.429	20.993	19.279	15.657	13.656	9.900	12.500
Value at End of Year	—	—	17.085	13.191	22.429	20.993	19.279	15.657	13.656	9.900
Venture III No. of Units	—	—	157,487	120,807	270,538	307,681	318,021	254,982	101,718	537

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	13.147	22.366	20.945	19.244	15.637	13.645	9.897	12.500
Value at End of Year	—	—	17.020	13.147	22.366	20.945	19.244	15.637	13.645	9.897
Venture III No. of Units	—	—	14,320	15,795	28,679	33,105	40,792	44,329	38,717	7,229

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	17.455	29.739	27.892	25.665	20.886	18.253	12.500	—
Value at End of Year	—	—	22.564	17.455	29.739	27.892	25.665	20.886	18.253	—
Venture III No. of Units	—	—	18,017	8,647	15,532	21,385	31,423	27,491	22,767	—

PIMCO VIT All Asset Portfolio - Class M Shares (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	17.167	15.485	12.976	15.738	14.815	14.432	13.849	12.500	—	—
Value at End of Year	17.167	17.167	15.485	12.976	15.738	14.815	14.432	13.849	—	—
Venture III No. of Units	158,334	187,035	127,226	136,998	167,318	505,509	706,874	76,998	—	—
NY Venture III No. of Units	40,445	30,797	30,400	29,433	35,085	44,375	16,003	865	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.110	15.441	12.946	15.709	14.796	14.420	13.844	12.500	—	—
Value at End of Year	17.101	17.110	15.441	12.946	15.709	14.796	14.420	13.844	—	—
Venture III No. of Units	56,534	52,506	48,555	50,626	62,041	138,216	437,009	76,612	—	—
NY Venture III No. of Units	54,258	52,491	52,707	49,440	81,539	122,370	157,252	44,529	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	16.940	15.310	12.856	15.623	14.737	14.384	13.830	12.500	—	—
Value at End of Year	16.906	16.940	15.310	12.856	15.623	14.737	14.384	13.830	—	—
Venture III No. of Units	99,440	126,468	96,496	94,110	127,743	161,921	289,925	35,267	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.883	15.267	12.826	15.594	14.717	14.372	13.826	12.500	—	—
Value at End of Year	16.841	16.883	15.267	12.826	15.594	14.717	14.372	13.826	—	—
Venture III No. of Units	20,419	21,855	17,088	21,780	20,354	12,336	21,067	19,229	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.715	15.138	12.736	15.509	14.659	14.336	13.812	12.500	—	—
Value at End of Year	16.648	16.715	15.138	12.736	15.509	14.659	14.336	13.812	—	—
Venture III No. of Units	4,444	3,052	855	1,817	5,774	10,983	20,534	1,049	—	—

Quantitative Mid Cap Trust (merged into Mid Cap Index Trust eff 4-25-08) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	13.916	13.591	12.160	10.458	7.675	10.087
Value at End of Year	—	—	—	—	13.403	13.916	13.591	12.160	10.458	7.675
Venture III No. of Units	—	—	—	—	24,116	30,315	46,617	52,250	51,043	50,378

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	15.215	14.867	13.308	11.452	8.408	11.057
Value at End of Year	—	—	—	—	14.647	15.215	14.867	13.308	11.452	8.408
Venture III No. of Units	—	—	—	—	10,708	25,112	52,568	58,120	60,884	57,203

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	15.092	14.769	13.240	11.410	8.390	11.050
Value at End of Year	—	—	—	—	14.506	15.092	14.769	13.240	11.410	8.390
Venture III No. of Units	—	—	—	—	327	328	330	1,634	2,179	2,463

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	15.051	14.736	13.217	11.396	8.384	11.047
Value at End of Year	—	—	—	—	14.460	15.051	14.736	13.217	11.396	8.384
Venture III No. of Units	—	—	—	—	6,995	8,128	12,151	23,133	12,693	20,554

Quantitative Mid Cap Trust (merged into Mid Cap Index Trust eff 4-25-08) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	17.428	17.071	15.305	13.199	9.701	12.291
Value at End of Year	—	—	—	—	16.766	17.428	17.071	15.305	13.199	9.701
Venture III No. of Units	—	—	—	—	111,444	164,533	189,346	148,228	89,981	22,133
NY Venture III No. of Units	—	—	—	—	9,135	9,884	9,903	19,878	9,400	1,821

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	17.683	17.329	15.544	13.412	9.862	12.500
Value at End of Year	—	—	—	—	17.002	17.683	17.329	15.544	13.412	9.862
Venture III No. of Units	—	—	—	—	57,179	80,579	144,739	134,711	128,830	59,910
NY Venture III No. of Units	—	—	—	—	5,976	20,115	19,167	17,868	6,549	6,951

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	17.561	17.235	15.483	13.379	9.853	12.500
Value at End of Year	—	—	—	—	16.859	17.561	17.235	15.483	13.379	9.853
Venture III No. of Units	—	—	—	—	35,642	59,417	98,119	80,946	29,791	2,463

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	17.520	17.204	15.463	13.368	9.850	12.500
Value at End of Year	—	—	—	—	16.812	17.520	17.204	15.463	13.368	9.850
Venture III No. of Units	—	—	—	—	4,161	4,632	7,966	10,575	10,242	4,978

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	20.465	20.126	18.116	15.686	12.500	—
Value at End of Year	—	—	—	—	19.608	20.465	20.126	18.116	15.686	—
Venture III No. of Units	—	—	—	—	3,436	5,553	6,934	5,151	3,144	—

Real Estate Securities Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	30.016	23.619	18.447	30.961	37.303	27.458	24.956	19.216	14.039	13.914
Value at End of Year	32.321	30.016	23.619	18.447	30.961	37.303	27.458	24.956	19.216	14.039
Venture III No. of Units	39,886	48,183	51,544	74,188	95,820	132,883	188,012	247,494	264,917	266,268

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	26.639	20.972	16.387	27.519	33.172	24.430	22.215	17.114	12.510	12.404
Value at End of Year	28.669	26.639	20.972	16.387	27.519	33.172	24.430	22.215	17.114	12.510
Venture III No. of Units	52,069	63,009	65,972	73,931	95,010	138,754	171,824	255,261	265,024	255,266

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	26.265	20.708	16.206	27.255	32.904	24.268	22.101	17.052	12.483	12.396
Value at End of Year	28.225	26.265	20.708	16.206	27.255	32.904	24.268	22.101	17.052	12.483
Venture III No. of Units	2,263	1,955	1,198	1,661	2,951	4,905	6,384	24,127	31,185	18,135

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	26.141	20.621	16.146	27.168	32.815	24.215	22.064	17.031	12.474	12.393
Value at End of Year	28.078	26.141	20.621	16.146	27.168	32.815	24.215	22.064	17.031	12.474
Venture III No. of Units	26,196	26,446	21,955	25,155	31,473	51,405	51,849	75,797	69,864	82,310

Real Estate Securities Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	26.745	21.099	16.495	27.756	33.503	24.712	22.500	17.360	12.703	13.428
Value at End of Year	28.739	26.745	21.099	16.495	27.756	33.503	24.712	22.500	17.360	12.703
Venture III No. of Units	386,791	456,494	507,457	611,271	774,393	1,165,660	1,197,178	1,321,526	958,408	371,522
NY Venture III No. of Units	15,367	26,908	33,308	34,542	43,369	50,986	48,150	44,969	26,331	33,209

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	24.790	19.566	15.304	25.766	31.117	22.963	20.918	16.148	11.822	12.500
Value at End of Year	26.625	24.790	19.566	15.304	25.766	31.117	22.963	20.918	16.148	11.822
Venture III No. of Units	191,671	195,001	209,682	226,101	294,056	416,372	566,773	720,356	748,678	457,392
NY Venture III No. of Units	48,414	43,184	43,645	51,766	88,717	107,222	121,253	103,622	55,444	81,806

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	24.471	19.343	15.153	25.549	30.901	22.838	20.835	16.108	11.810	12.500
Value at End of Year	26.242	24.471	19.343	15.153	25.549	30.901	22.838	20.835	16.108	11.810
Venture III No. of Units	211,850	257,235	262,830	295,102	395,189	620,476	613,953	765,647	333,783	18,135

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	24.366	19.269	15.102	25.477	30.830	22.797	20.808	16.095	11.807	12.500
Value at End of Year	26.116	24.366	19.269	15.102	25.477	30.830	22.797	20.808	16.095	11.807
Venture III No. of Units	43,518	44,232	47,743	52,082	64,459	95,704	124,890	152,972	152,575	91,989

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	23.492	18.606	14.605	24.675	29.904	22.146	20.244	15.682	12.500	—
Value at End of Year	25.143	23.492	18.606	14.605	24.675	29.904	22.146	20.244	15.682	—
Venture III No. of Units	33,790	28,579	33,648	30,006	34,220	74,059	72,841	83,658	35,464	—

Real Return Bond Trust - Series II Shares (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	16.207	15.162	12.929	14.859	13.599	13.798	13.859	12.959	12.500	—
Value at End of Year	17.834	16.207	15.162	12.929	14.859	13.599	13.798	13.859	12.959	—
Venture III No. of Units	616,672	777,010	834,391	908,652	1,134,181	1,491,904	2,001,717	2,015,752	694,471	—
NY Venture III No. of Units	49,961	56,007	61,533	69,213	87,509	94,120	176,928	139,565	96,503	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.145	15.112	12.893	14.825	13.574	13.780	13.847	12.954	12.500	—
Value at End of Year	17.757	16.145	15.112	12.893	14.825	13.574	13.780	13.847	12.954	—
Venture III No. of Units	122,922	160,464	187,048	144,261	137,445	236,161	435,130	534,620	415,081	—
NY Venture III No. of Units	83,029	117,547	102,124	114,243	134,462	186,732	293,002	224,928	48,673	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	15.961	14.962	12.783	14.722	13.500	13.725	13.813	12.942	12.500	—
Value at End of Year	17.528	15.961	14.962	12.783	14.722	13.500	13.725	13.813	12.942	—
Venture III No. of Units	337,040	538,367	591,848	650,604	582,487	898,133	1,168,944	1,153,879	731,647	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.900	14.912	12.747	14.687	13.475	13.707	13.801	12.937	12.500	—
Value at End of Year	17.452	15.900	14.912	12.747	14.687	13.475	13.707	13.801	12.937	—
Venture III No. of Units	26,878	30,928	33,182	43,839	25,121	47,326	98,904	100,383	58,343	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	15.718	14.764	12.639	14.585	13.402	13.652	13.767	12.925	12.500	—
Value at End of Year	17.227	15.718	14.764	12.639	14.585	13.402	13.652	13.767	12.925	—
Venture III No. of Units	32,805	65,711	40,236	69,467	54,814	73,422	111,484	139,292	80,811	—

Science & Technology Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	16.033	13.080	8.084	14.795	12.581	12.121	12.070	12.165	8.223	14.114
Value at End of Year	14.549	16.033	13.080	8.084	14.795	12.581	12.121	12.070	12.165	8.223
Venture III No. of Units	51,686	61,200	87,654	100,682	114,578	182,862	249,641	354,318	442,928	179,857

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	11.663	9.520	5.887	10.779	9.171	8.839	8.807	8.881	6.006	10.313
Value at End of Year	10.579	11.663	9.520	5.887	10.779	9.171	8.839	8.807	8.881	6.006
Venture III No. of Units	137,367	189,389	184,664	188,956	246,593	303,102	316,805	392,679	437,547	282,494

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	11.499	9.400	5.822	10.676	9.096	8.781	8.762	8.849	5.993	10.307
Value at End of Year	10.414	11.499	9.400	5.822	10.676	9.096	8.781	8.762	8.849	5.993
Venture III No. of Units	2,875	2,906	2,625	3,133	2,900	3,476	3,560	8,664	16,904	5,580

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	11.445	9.361	5.800	10.641	9.072	8.761	8.747	8.838	5.989	10.305
Value at End of Year	10.360	11.445	9.361	5.800	10.641	9.072	8.761	8.747	8.838	5.989
Venture III No. of Units	44,802	62,580	74,725	60,507	88,293	112,717	130,547	167,848	331,907	150,920

Science & Technology Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	14.190	11.598	7.184	13.168	11.225	10.829	10.812	10.906	7.369	9.909
Value at End of Year	12.846	14.190	11.598	7.184	13.168	11.225	10.829	10.812	10.906	7.369
Venture III No. of Units	554,079	678,874	875,575	644,735	948,698	873,435	975,766	1,201,486	1,130,156	184,060
NY Venture III No. of Units	25,584	24,458	25,475	21,089	29,706	56,375	85,514	90,668	73,783	6,103

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.823	14.574	9.031	16.564	14.127	13.636	13.620	13.746	9.292	12.500
Value at End of Year	16.126	17.823	14.574	9.031	16.564	14.127	13.636	13.620	13.746	9.292
Venture III No. of Units	185,899	198,686	201,634	220,061	317,258	382,261	520,780	677,523	785,025	202,175
NY Venture III No. of Units	56,043	58,897	68,781	49,788	76,041	81,351	124,014	144,225	110,727	25,846

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	17.593	14.408	8.942	16.425	14.029	13.562	13.566	13.712	9.283	12.500
Value at End of Year	15.894	17.593	14.408	8.942	16.425	14.029	13.562	13.566	13.712	9.283
Venture III No. of Units	230,699	289,659	333,129	303,660	417,561	516,414	532,896	580,571	411,007	5,580

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.518	14.353	8.912	16.378	13.997	13.537	13.549	13.701	9.280	12.500
Value at End of Year	15.818	17.518	14.353	8.912	16.378	13.997	13.537	13.549	13.701	9.280
Venture III No. of Units	32,636	39,516	43,815	31,022	45,331	51,846	64,311	74,166	123,891	52,918

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	20.458	16.788	10.440	19.214	16.445	15.929	15.966	16.170	12.500	—
Value at End of Year	18.446	20.458	16.788	10.440	19.214	16.445	15.929	15.966	16.170	—
Venture III No. of Units	21,474	17,582	16,897	15,559	36,115	40,430	42,766	53,131	38,435	—

Short Term Government Income Trust - Series I Shares (units first credited 5-03-2010)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	12.592	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.730	12.592	—	—	—	—	—	—	—	—
Venture III No. of Units	102,440	133,085	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	12.588	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.719	12.588	—	—	—	—	—	—	—	—
Venture III No. of Units	180,385	112,885	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	12.575	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.687	12.575	—	—	—	—	—	—	—	—
Venture III No. of Units	11,238	15,973	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.571	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.677	12.571	—	—	—	—	—	—	—	—
Venture III No. of Units	46,426	41,606	—	—	—	—	—	—	—	—

Short Term Government Income Trust - Series II Shares (units first credited 5-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	12.577	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.689	12.577	—	—	—	—	—	—	—	—
Venture III No. of Units	923,070	1,171,189	—	—	—	—	—	—	—	—
NY Venture III No. of Units	49,537	56,794	—	—	—	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.572	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.678	12.572	—	—	—	—	—	—	—	—
Venture III No. of Units	569,621	376,798	—	—	—	—	—	—	—	—
NY Venture III No. of Units	63,395	68,628	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.560	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.646	12.560	—	—	—	—	—	—	—	—
Venture III No. of Units	798,880	640,793	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.556	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.636	12.556	—	—	—	—	—	—	—	—
Venture III No. of Units	112,081	90,760	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.543	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.604	12.543	—	—	—	—	—	—	—	—
Venture III No. of Units	44,880	73,115	—	—	—	—	—	—	—	—

Small Cap Growth Trust - Series I Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	18.457	—	—	—	—	—	—	—	—	—
Value at End of Year	16.882	—	—	—	—	—	—	—	—	—
Venture III No. of Units	26,052	—	—	—	—	—	—	—	—	—

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	18.405	—	—	—	—	—	—	—	—	—
Value at End of Year	16.826	—	—	—	—	—	—	—	—	—
Venture III No. of Units	15,862	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.197	—	—	—	—	—	—	—	—	—
Value at End of Year	16.603	—	—	—	—	—	—	—	—	—
Venture III No. of Units	12,865	—	—	—	—	—	—	—	—	—

Small Cap Growth Trust - Series II Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	18.457	15.417	11.660	19.691	17.597	15.801	12.500	—	—	—
Value at End of Year	16.882	18.457	15.417	11.660	19.691	17.597	15.801	—	—	—
Venture III No. of Units	188,021	212,412	254,365	259,023	241,664	248,248	177,098	—	—	—
NY Venture III No. of Units	6,090	9,588	10,169	10,371	7,746	3,535	683	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.405	15.381	11.638	19.665	17.582	15.796	12.500	—	—	—
Value at End of Year	16.826	18.405	15.381	11.638	19.665	17.582	15.796	—	—	—
Venture III No. of Units	57,243	63,879	71,808	83,313	87,951	98,234	80,821	—	—	—
NY Venture III No. of Units	21,989	19,274	19,107	26,425	5,017	7,702	2,437	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	18.249	15.274	11.574	19.586	17.539	15.780	12.500	—	—	—
Value at End of Year	16.659	18.249	15.274	11.574	19.586	17.539	15.780	—	—	—
Venture III No. of Units	92,622	97,709	113,135	143,891	139,418	138,254	78,343	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.197	15.238	11.553	19.560	17.524	15.775	12.500	—	—	—
Value at End of Year	16.603	18.197	15.238	11.553	19.560	17.524	15.775	—	—	—
Venture III No. of Units	15,947	33,208	31,825	34,814	18,800	8,490	1,082	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	18.043	15.132	11.490	19.482	17.480	15.759	12.500	—	—	—
Value at End of Year	16.438	18.043	15.132	11.490	19.482	17.480	15.759	—	—	—
Venture III No. of Units	11,574	10,382	7,020	4,255	9,672	10,567	5,849	—	—	—

Small Cap Index Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	16.968	13.651	10.958	16.807	17.467	15.098	14.773	12.801	8.927	11.557
Value at End of Year	16.968	16.968	13.651	10.958	16.807	17.467	15.098	14.773	12.801	8.927
Venture III No. of Units	—	63,836	67,494	67,868	72,230	88,928	101,535	111,695	166,389	121,096

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	18.171	14.626	11.747	18.026	18.743	16.209	15.868	13.757	9.598	12.433
Value at End of Year	17.061	18.171	14.626	11.747	18.026	18.743	16.209	15.868	13.757	9.598
Venture III No. of Units	81,242	84,140	88,515	92,430	107,325	129,209	165,319	201,964	251,915	198,216

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	17.916	14.443	11.617	17.853	18.591	16.102	15.787	13.707	9.578	12.425
Value at End of Year	16.797	17.916	14.443	11.617	17.853	18.591	16.102	15.787	13.707	9.578
Venture III No. of Units	4,842	4,835	4,854	4,853	4,842	6,130	6,997	10,322	10,447	2,660

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.832	14.382	11.574	17.796	18.541	16.066	15.760	13.691	9.571	12.422
Value at End of Year	16.709	17.832	14.382	11.574	17.796	18.541	16.066	15.760	13.691	9.571
Venture III No. of Units	17,151	17,459	20,066	33,180	42,238	43,813	44,081	59,294	63,048	94,702

Small Cap Index Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	18.332	14.780	11.893	18.274	19.027	16.483	16.158	14.025	9.811	12.922
Value at End of Year	17.195	18.332	14.780	11.893	18.274	19.027	16.483	16.158	14.025	9.811
Venture III No. of Units	153,144	184,265	235,403	261,945	300,367	487,758	639,496	649,660	492,023	124,484
NY Venture III No. of Units	10,400	10,534	13,073	14,323	19,482	28,874	29,011	21,977	16,147	23,187

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.657	14.242	11.466	17.628	18.363	15.916	15.610	13.556	9.487	12.500
Value at End of Year	16.554	17.657	14.242	11.466	17.628	18.363	15.916	15.610	13.556	9.487
Venture III No. of Units	158,479	205,548	217,062	252,302	289,106	363,779	521,675	568,237	624,153	268,338
NY Venture III No. of Units	55,488	60,655	67,536	75,187	84,097	106,566	122,961	131,345	73,769	23,713

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	17.429	14.080	11.352	17.479	18.236	15.829	15.549	13.523	9.478	12.500
Value at End of Year	16.316	17.429	14.080	11.352	17.479	18.236	15.829	15.549	13.523	9.478
Venture III No. of Units	197,517	251,205	279,696	285,478	319,945	409,175	456,066	482,820	307,301	2,660

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.354	14.026	11.315	17.430	18.194	15.801	15.528	13.512	9.475	12.500
Value at End of Year	16.238	17.354	14.026	11.315	17.430	18.194	15.801	15.528	13.512	9.475
Venture III No. of Units	22,074	22,303	25,435	29,349	35,267	48,334	61,834	76,647	85,100	57,304

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	21.232	17.186	13.885	21.421	22.394	19.477	19.170	16.706	12.500	—
Value at End of Year	19.836	21.232	17.186	13.885	21.421	22.394	19.477	19.170	16.706	—
Venture III No. of Units	5,665	6,727	19,406	10,258	13,140	16,812	19,880	20,584	17,485	—

Small Cap Opportunities Trust - Series I Shares (units first credited 5-01-2005)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	21.338	16.729	12.705	22.322	24.578	22.621	12.500	—	—	—
Value at End of Year	20.326	21.338	16.729	12.705	22.322	24.578	22.621	—	—	—
Venture III No. of Units	36,634	48,705	48,585	58,880	72,472	109,619	142,270	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	21.257	16.674	12.669	22.270	24.533	22.591	12.500	—	—	—
Value at End of Year	20.238	21.257	16.674	12.669	22.270	24.533	22.591	—	—	—
Venture III No. of Units	63,880	71,993	59,659	63,747	65,996	109,420	146,030	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	21.014	16.508	12.562	22.115	24.399	22.501	12.500	—	—	—
Value at End of Year	19.977	21.014	16.508	12.562	22.115	24.399	22.501	—	—	—
Venture III No. of Units	632	633	634	898	880	1,754	1,513	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.933	16.453	12.526	22.063	24.355	22.471	12.500	—	—	—
Value at End of Year	19.890	20.933	16.453	12.526	22.063	24.355	22.471	—	—	—
Venture III No. of Units	64,737	68,625	66,941	68,325	72,288	78,415	95,549	—	—	—

Small Cap Opportunities Trust - Series II Shares (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	21.086	16.573	12.612	22.205	14.986	22.591	21.342	17.292	12.500	—
Value at End of Year	20.052	21.086	16.573	12.612	22.205	14.986	22.591	21.342	17.292	—
Venture III No. of Units	234,031	301,354	291,547	129,073	456,256	673,916	806,725	254,329	59,939	—
NY Venture III No. of Units	12,678	16,759	19,817	25,570	35,043	45,457	32,017	2,878	38	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.005	16.518	12.576	22.153	24.443	22.561	21.325	17.286	12.500	—
Value at End of Year	19.965	21.005	16.518	12.576	22.153	24.443	22.561	21.325	17.286	—
Venture III No. of Units	122,369	139,184	147,915	159,803	225,620	312,505	465,918	70,908	17,378	—
NY Venture III No. of Units	48,095	51,000	49,681	57,190	74,258	90,014	114,661	23,672	6,795	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	20.765	16.354	12.470	21.999	24.309	22.472	21.272	17.269	12.500	—
Value at End of Year	19.707	20.765	16.354	12.470	21.999	24.309	22.472	21.272	17.269	—
Venture III No. of Units	242,043	209,325	218,315	255,739	333,100	479,610	600,588	181,511	53,999	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.686	16.299	12.434	21.948	24.265	22.442	21.254	17.264	12.500	—
Value at End of Year	19.622	20.686	16.299	12.434	21.948	24.265	22.442	21.254	17.264	—
Venture III No. of Units	23,873	27,349	19,072	20,683	23,635	28,782	39,445	18,993	90,696	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	20.449	16.137	12.329	21.795	24.132	22.353	21.201	17.247	12.500	—
Value at End of Year	19.369	20.449	16.137	12.329	21.795	24.132	22.353	21.201	17.247	—
Venture III No. of Units	9,511	17,301	14,271	15,862	24,882	35,492	37,110	14,306	5,881	—

Small Cap Trust (merged into Small Cap Growth Trust eff 11-07-08) - Series II Shares (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	14.945	14.145	12.500	—	—	—
Value at End of Year	—	—	—	—	14.741	14.945	14.145	—	—	—
Venture III No. of Units	—	—	—	—	16,984	15,514	1,803	—	—	—
NY Venture III No. of Units	—	—	—	—	—	1	72	—	—	—

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	14.932	14.140	12.500	—	—	—
Value at End of Year	—	—	—	—	14.722	14.932	14.140	—	—	—
Venture III No. of Units	—	—	—	—	83	8,554	6,265	—	—	—
NY Venture III No. of Units	—	—	—	—	3,056	3,069	2,656	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	14.895	14.126	12.500	—	—	—
Value at End of Year	—	—	—	—	14.663	14.895	14.126	—	—	—
Venture III No. of Units	—	—	—	—	8,003	8,704	12,639	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	14.883	14.121	12.500	—	—	—
Value at End of Year	—	—	—	—	14.643	14.883	14.121	—	—	—
Venture III No. of Units	—	—	—	—	1,214	1,843	1,323	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	14.107	12.500	—	—	—
Value at End of Year	—	—	—	—	—	14.846	14.107	—	—	—
Venture III No. of Units	—	—	—	—	—	364	364	—	—	—

Small Cap Value Trust - Series II Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	18.014	14.543	11.516	15.878	16.667	14.234	12.500	—	—	—
Value at End of Year	17.870	18.014	14.543	11.516	15.878	16.667	14.234	—	—	—
Venture III No. of Units	278,823	310,465	317,224	584,545	535,994	676,921	291,038	—	—	—
NY Venture III No. of Units	23,505	18,202	17,330	20,334	22,856	17,955	4,835	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.963	14.509	11.495	15.857	16.653	14.230	12.500	—	—	—
Value at End of Year	17.810	17.963	14.509	11.495	15.857	16.653	14.230	—	—	—
Venture III No. of Units	67,278	82,708	61,722	124,794	123,249	119,204	72,897	—	—	—
NY Venture III No. of Units	9,694	9,362	3,366	14,340	14,422	21,076	9,531	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	17.811	14.408	11.431	15.794	16.612	14.215	12.500	—	—	—
Value at End of Year	17.633	17.811	14.408	11.431	15.794	16.612	14.215	—	—	—
Venture III No. of Units	152,118	183,032	166,073	228,198	244,944	208,489	93,639	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.761	14.374	11.411	15.773	16.598	14.211	12.500	—	—	—
Value at End of Year	17.574	17.761	14.374	11.411	15.773	16.598	14.211	—	—	—
Venture III No. of Units	81,263	78,588	9,291	93,798	14,281	29,004	8,198	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	17.610	14.274	11.348	15.710	16.557	14.197	12.500	—	—	—
Value at End of Year	17.399	17.610	14.274	11.348	15.710	16.557	14.197	—	—	—
Venture III No. of Units	53,974	65,234	13,042	61,974	28,054	18,398	22,693	—	—	—

Small Company Blend Trust (merged into Small Cap Opportunities Trust eff 5-01-05) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	12.134	8.830	12.058
Value at End of Year	—	—	—	—	—	—	—	12.793	12.134	8.830
Venture III No. of Units	—	—	—	—	—	—	—	275,802	319,465	322,040

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	12.243	8.913	12.179
Value at End of Year	—	—	—	—	—	—	—	12.902	12.243	8.913
Venture III No. of Units	—	—	—	—	—	—	—	316,014	372,895	364,615

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	12.199	8.894	12.171
Value at End of Year	—	—	—	—	—	—	—	12.836	12.199	8.894
Venture III No. of Units	—	—	—	—	—	—	—	5,671	8,316	12,145

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.184	8.888	12.169
Value at End of Year	—	—	—	—	—	—	—	12.814	12.184	8.888
Venture III No. of Units	—	—	—	—	—	—	—	204,268	207,926	199,977

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Small Company Blend Trust (merged into Small Cap Opportunities Trust eff 5-01-05) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.901	9.393	12.940
Value at End of Year	—	—	—	—	—	—	—	13.582	12.901	9.393
Venture III No. of Units	—	—	—	—	—	—	—	1,057,471	821,306	265,584
NY Venture III No. of Units	—	—	—	—	—	—	—	53,231	33,016	18,573

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	12.453	9.071	12.500
Value at End of Year	—	—	—	—	—	—	—	13.103	12.453	9.071
Venture III No. of Units	—	—	—	—	—	—	—	1,071,424	1,067,398	478,150
NY Venture III No. of Units	—	—	—	—	—	—	—	188,429	124,416	19,341

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	12.422	9.062	12.500
Value at End of Year	—	—	—	—	—	—	—	13.051	12.422	9.062
Venture III No. of Units	—	—	—	—	—	—	—	889,536	546,646	12,145

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.412	9.059	12.500
Value at End of Year	—	—	—	—	—	—	—	13.034	12.412	9.059
Venture III No. of Units	—	—	—	—	—	—	—	71,277	90,696	53,391

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	16.207	12.500	—
Value at End of Year	—	—	—	—	—	—	—	16.993	16.207	—
Venture III No. of Units	—	—	—	—	—	—	—	41,071	26,962	—

Small Company Trust (merged into Small Company Value Trust eff 5-01-09) - Series II Shares (units first credited 5-01-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	14.922	16.264	15.686	15.045	12.500	—	—
Value at End of Year	—	—	—	8.321	14.922	16.264	15.686	15.045	—	—
Venture III No. of Units	—	—	—	24,790	38,307	51,474	228,347	75,065	—	—
NY Venture III No. of Units	—	—	—	2,472	3,949	3,818	3,017	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	14.895	16.243	15.673	15.040	12.500	—	—
Value at End of Year	—	—	—	8.302	14.895	16.243	15.673	15.040	—	—
Venture III No. of Units	—	—	—	1,840	2,896	3,454	29,216	3,612	—	—
NY Venture III No. of Units	—	—	—	834	838	842	846	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	14.813	16.178	15.634	15.025	12.500	—	—
Value at End of Year	—	—	—	8.244	14.813	16.178	15.634	15.025	—	—
Venture III No. of Units	—	—	—	14,740	16,506	23,832	36,537	23,197	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	16.157	15.621	15.020	12.500	—	—
Value at End of Year	—	—	—	—	14.786	16.157	15.621	15.020	—	—
Venture III No. of Units	—	—	—	—	—	1,574	10,960	4,666	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	14.705	16.092	15.582	15.005	12.500	—	—
Value at End of Year	—	—	—	8.167	14.705	16.092	15.582	15.005	—	—
Venture III No. of Units	—	—	—	831	1,086	1,412	3,679	3,409	—	—

Small Company Value Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	24.198	20.271	16.140	22.495	23.148	20.388	19.365	15.726	11.960	12.926
Value at End of Year	23.582	24.198	20.271	16.140	22.495	23.148	20.388	19.365	15.726	11.960
Venture III No. of Units	96,844	111,192	122,360	171,979	225,659	324,931	440,746	610,555	658,413	634,847

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	23.506	19.701	15.694	21.885	22.531	19.855	18.867	15.330	11.665	12.613
Value at End of Year	22.896	23.506	19.701	15.694	21.885	22.531	19.855	18.867	15.330	11.665
Venture III No. of Units	80,568	103,947	156,379	184,684	230,192	339,801	433,769	606,663	637,716	661,005

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	23.176	19.454	15.520	21.675	22.349	19.724	18.771	15.274	11.640	12.605
Value at End of Year	22.541	23.176	19.454	15.520	21.675	22.349	19.724	18.771	15.274	11.640
Venture III No. of Units	16,819	17,325	16,644	17,756	18,841	22,205	22,391	26,322	41,726	41,340

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	23.067	19.372	15.463	21.605	22.289	19.681	18.739	15.256	11.632	12.602
Value at End of Year	22.424	23.067	19.372	15.463	21.605	22.289	19.681	18.739	15.256	11.632
Venture III No. of Units	29,043	28,525	44,268	49,447	66,852	109,791	140,455	291,525	268,943	233,288

Small Company Value Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	22.938	19.248	15.350	21.443	22.113	19.512	18.576	15.116	11.506	14.081
Value at End of Year	22.293	22.938	19.248	15.350	21.443	22.113	19.512	18.576	15.116	11.506
Venture III No. of Units	581,450	689,179	854,864	987,779	1,290,443	1,888,948	2,236,737	2,430,543	1,761,384	614,080
NY Venture III No. of Units	45,812	52,310	58,378	66,419	98,580	114,100	120,806	113,567	82,962	58,245

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.275	17.022	13.582	18.982	19.585	17.291	16.469	13.408	10.211	12.500
Value at End of Year	19.695	20.275	17.022	13.582	18.982	19.585	17.291	16.469	13.408	10.211
Venture III No. of Units	298,942	356,535	398,853	471,069	714,205	1,076,265	1,612,445	1,912,889	1,911,009	929,346
NY Venture III No. of Units	104,838	114,487	125,787	127,843	178,592	262,887	299,276	292,522	194,102	140,797

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	20.014	16.828	13.447	18.822	19.450	17.197	16.404	13.375	10.201	12.500
Value at End of Year	19.413	20.014	16.828	13.447	18.822	19.450	17.197	16.404	13.375	10.201
Venture III No. of Units	330,776	402,227	473,477	556,159	834,357	1,247,856	1,504,042	1,509,955	748,523	41,340

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.928	16.764	13.403	18.769	19.405	17.165	16.382	13.365	10.198	12.500
Value at End of Year	19.319	19.928	16.764	13.403	18.769	19.405	17.165	16.382	13.365	10.198
Venture III No. of Units	64,598	73,911	85,565	92,685	121,407	238,304	200,783	342,303	282,478	159,691

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	22.533	18.983	15.200	21.319	22.074	19.556	18.691	15.271	12.500	—
Value at End of Year	21.812	22.533	18.983	15.200	21.319	22.074	19.556	18.691	15.271	—
Venture III No. of Units	24,076	23,448	34,555	34,647	43,916	107,033	82,189	131,148	65,180	—

Smaller Company Growth Trust - Series I Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	16.143	13.124	12.500	—	—	—	—	—	—	—
Value at End of Year	14.751	16.143	13.124	—	—	—	—	—	—	—
Venture III No. of Units	42,938	47,312	50,219	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	16.134	13.123	12.500	—	—	—	—	—	—	—
Value at End of Year	14.735	16.134	13.123	—	—	—	—	—	—	—
Venture III No. of Units	38,126	40,616	48,550	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	16.107	13.121	12.500	—	—	—	—	—	—	—
Value at End of Year	14.688	16.107	13.121	—	—	—	—	—	—	—
Venture III No. of Units	13,343	13,344	13,388	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.097	13.120	12.500	—	—	—	—	—	—	—
Value at End of Year	14.673	16.097	13.120	—	—	—	—	—	—	—
Venture III No. of Units	6,391	6,430	7,638	—	—	—	—	—	—	—

Smaller Company Growth Trust - Series II Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.107	13.115	12.500	—	—	—	—	—	—	—
Value at End of Year	14.688	16.107	13.115	—	—	—	—	—	—	—
Venture III No. of Units	215,662	246,427	283,903	—	—	—	—	—	—	—
NY Venture III No. of Units	15,345	15,374	17,262	—	—	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.098	13.114	12.500	—	—	—	—	—	—	—
Value at End of Year	14.672	16.098	13.114	—	—	—	—	—	—	—
Venture III No. of Units	113,295	122,872	141,676	—	—	—	—	—	—	—
NY Venture III No. of Units	36,937	39,181	41,457	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	16.070	13.112	12.500	—	—	—	—	—	—	—
Value at End of Year	14.626	16.070	13.112	—	—	—	—	—	—	—
Venture III No. of Units	124,855	159,011	180,897	—	—	—	—	—	—	—

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.061	13.111	12.500	—	—	—	—	—	—	—
Value at End of Year	14.610	16.061	13.111	—	—	—	—	—	—	—
Venture III No. of Units	98,919	108,136	128,641	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.034	13.108	12.500	—	—	—	—	—	—	—
Value at End of Year	14.563	16.034	13.108	—	—	—	—	—	—	—
Venture III No. of Units	43,802	55,322	66,524	—	—	—	—	—	—	—

Special Value Trust (merged into Small Cap Value Trust eff 11-09-07) - Series II Shares (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	19.101	18.440	15.630	12.500	—
Value at End of Year	—	—	—	—	—	20.779	19.101	18.440	15.630	—
Venture III No. of Units	—	—	—	—	—	50,920	64,036	55,925	13,039	—
NY Venture III No. of Units	—	—	—	—	—	1,370	1,899	1,944	947	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	19.075	18.425	15.625	12.500	—
Value at End of Year	—	—	—	—	—	20.741	19.075	18.425	15.625	—
Venture III No. of Units	—	—	—	—	—	4,225	5,988	12,726	1,905	—
NY Venture III No. of Units	—	—	—	—	—	6,712	12,468	12,028	4,205	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	19.000	18.379	15.609	12.500	—
Value at End of Year	—	—	—	—	—	20.628	19.000	18.379	15.609	—
Venture III No. of Units	—	—	—	—	—	29,836	45,610	48,103	15,073	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	18.974	18.364	15.604	12.500	—
Value at End of Year	—	—	—	—	—	20.590	18.974	18.364	15.604	—
Venture III No. of Units	—	—	—	—	—	3,145	3,682	4,367	3,066	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	18.899	18.318	15.589	12.500	—
Value at End of Year	—	—	—	—	—	20.478	18.899	18.318	15.589	—
Venture III No. of Units	—	—	—	—	—	2,434	2,684	2,833	7,681	—

Strategic Bond Trust (merged into Strategic Income OpportunitiesTrust eff 11-08-10) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	17.056	20.662	21.040	19.980	19.778	18.851	16.943	15.808
Value at End of Year	—	—	20.704	17.056	20.662	21.040	19.980	19.778	18.851	16.943
Venture III No. of Units	—	—	56,939	44,562	64,525	103,890	123,426	180,879	160,200	118,693

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	13.597	16.481	16.791	15.953	15.799	15.067	13.548	12.647
Value at End of Year	—	—	16.498	13.597	16.481	16.791	15.953	15.799	15.067	13.548
Venture III No. of Units	—	—	80,974	60,905	78,245	87,080	128,519	174,724	190,846	123,232

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	13.447	16.323	16.655	15.847	15.719	15.012	13.519	12.639
Value at End of Year	—	—	16.291	13.447	16.323	16.655	15.847	15.719	15.012	13.519
Venture III No. of Units	—	—	18,793	5,229	5,602	5,367	4,362	9,063	9,640	7,865

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	13.397	16.271	16.610	15.813	15.692	14.994	13.510	12.637
Value at End of Year	—	—	16.223	13.397	16.271	16.610	15.813	15.692	14.994	13.510
Venture III No. of Units	—	—	27,317	24,982	33,634	33,494	49,657	58,930	81,169	64,005

Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-10) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	13.145	15.965	16.274	15.482	15.364	14.681	13.217	12.681
Value at End of Year	—	—	15.920	13.145	15.965	16.274	15.482	15.364	14.681	13.217
Venture III No. of Units	—	—	1,033,520	996,359	1,544,330	1,829,380	1,935,818	1,374,409	731,600	199,341
NY Venture III No. of Units	—	—	101,683	87,958	129,989	136,005	144,159	69,421	47,473	9,379

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	12.914	15.693	16.005	15.233	15.124	14.460	13.024	12.500
Value at End of Year	—	—	15.632	12.914	15.693	16.005	15.233	15.124	14.460	13.024
Venture III No. of Units	—	—	144,911	169,427	208,073	251,996	344,500	402,567	494,156	198,913
NY Venture III No. of Units	—	—	79,709	76,635	123,426	153,583	182,102	141,989	83,675	86,329

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	12.786	15.561	15.894	15.150	15.064	14.424	13.012	12.500
Value at End of Year	—	—	15.454	12.786	15.561	15.894	15.150	15.064	14.424	13.012
Venture III No. of Units	—	—	710,744	700,200	930,532	1,076,127	1,221,568	753,789	197,544	7,865

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	12.743	15.517	15.857	15.122	15.045	14.412	13.008	12.500
Value at End of Year	—	—	15.395	12.743	15.517	15.857	15.122	15.045	14.412	13.008
Venture III No. of Units	—	—	25,528	24,233	25,342	33,085	43,313	72,879	83,515	52,117

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	11.357	13.850	14.175	13.538	13.489	12.942	12.500	—
Value at End of Year	—	—	13.700	11.357	13.850	14.175	13.538	13.489	12.942	—
Venture III No. of Units	—	—	112,556	103,466	137,934	133,976	115,872	84,711	19,571	—

Strategic Growth Trust (merged into U.S. Global Leaders Growth Trust eff 5-01-05) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	9.626	7.714	10.898
Value at End of Year	—	—	—	—	—	—	—	10.089	9.626	7.714
Venture III No. of Units	—	—	—	—	—	—	—	281,922	299,602	337,579

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	10.404	8.341	11.791
Value at End of Year	—	—	—	—	—	—	—	10.899	10.404	8.341
Venture III No. of Units	—	—	—	—	—	—	—	459,993	513,126	582,524

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	10.366	8.324	11.784
Value at End of Year	—	—	—	—	—	—	—	10.843	10.366	8.324
Venture III No. of Units	—	—	—	—	—	—	—	2,519	4,507	6,655

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	10.354	8.318	11.781
Value at End of Year	—	—	—	—	—	—	—	10.825	10.354	8.318
Venture III No. of Units	—	—	—	—	—	—	—	86,540	115,290	132,025

Strategic Growth Trust (merged into U.S. Global Leaders Growth Trust eff 5-01-05) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	11.546	9.271	11.177
Value at End of Year	—	—	—	—	—	—	—	12.069	11.546	9.271
Venture III No. of Units	—	—	—	—	—	—	—	473,573	463,299	193,976
NY Venture III No. of Units	—	—	—	—	—	—	—	29,740	25,641	42,059

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	12.903	10.365	12.500
Value at End of Year	—	—	—	—	—	—	—	13.480	12.903	10.365
Venture III No. of Units	—	—	—	—	—	—	—	584,007	631,182	313,890
NY Venture III No. of Units	—	—	—	—	—	—	—	58,319	57,142	19,777

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	12.871	10.356	12.500
Value at End of Year	—	—	—	—	—	—	—	13.427	12.871	10.356
Venture III No. of Units	—	—	—	—	—	—	—	290,089	180,067	6,655

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.860	10.352	12.500
Value at End of Year	—	—	—	—	—	—	—	13.409	12.860	10.352
Venture III No. of Units	—	—	—	—	—	—	—	140,760	156,701	127,270

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	14.516	12.500	—
Value at End of Year	—	—	—	—	—	—	—	15.113	14.516	—
Venture III No. of Units	—	—	—	—	—	—	—	26,231	16,521	—

Strategic Income Opportunities Trust - Series I Shares (units first credited 11-08-2010)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	18.179	12.500	—	—	—	—	—	—	—	—
Value at End of Year	18.244	18.179	—	—	—	—	—	—	—	—
Venture III No. of Units	56,485	67,596	—	—	—	—	—	—	—	—

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	18.118	12.500	—	—	—	—	—	—	—	—
Value at End of Year	18.174	18.118	—	—	—	—	—	—	—	—
Venture III No. of Units	69,756	92,812	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	17.938	12.500	—	—	—	—	—	—	—	—
Value at End of Year	17.966	17.938	—	—	—	—	—	—	—	—
Venture III No. of Units	18,989	19,109	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.878	12.500	—	—	—	—	—	—	—	—
Value at End of Year	17.898	17.878	—	—	—	—	—	—	—	—
Venture III No. of Units	41,936	28,369	—	—	—	—	—	—	—	—

Strategic Income Opportunities Trust (formerly Strategic Income Trust) - Series II Shares (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	17.860	15.985	12.853	14.323	13.798	13.505	13.461	12.500	—	—
Value at End of Year	18.205	17.860	15.985	12.853	14.323	13.798	13.505	13.461	—	—
Venture III No. of Units	774,825	982,659	112,707	99,490	150,676	234,437	210,144	70,921	—	—
NY Venture III No. of Units	94,054	101,862	19,081	20,397	33,367	37,466	27,411	18,640	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.104	15.940	12.823	14.297	13.780	13.494	13.456	12.500	—	—
Value at End of Year	18.135	18.104	15.940	12.823	14.297	13.780	13.494	13.456	—	—
Venture III No. of Units	136,808	152,950	35,829	35,553	36,698	85,568	65,847	4,572	—	—
NY Venture III No. of Units	70,572	82,544	17,557	18,035	41,751	64,857	50,440	23,487	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	17.924	15.805	12.734	14.218	13.725	13.460	13.443	12.500	—	—
Value at End of Year	17.928	17.924	15.805	12.734	14.218	13.725	13.460	13.443	—	—
Venture III No. of Units	566,913	757,130	106,125	82,188	149,812	182,133	186,092	84,315	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.864	15.760	12.704	14.192	13.707	13.449	13.438	12.500	—	—
Value at End of Year	17.859	17.864	15.760	12.704	14.192	13.707	13.449	13.438	—	—
Venture III No. of Units	19,899	27,855	3,623	2,939	2,790	2,924	1,420	3,062	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	17.686	15.627	12.615	14.114	13.653	13.416	13.425	12.500	—	—
Value at End of Year	17.655	17.686	15.627	12.615	14.114	13.653	13.416	13.425	—	—
Venture III No. of Units	94,734	114,863	19,893	20,155	22,275	13,402	9,711	7,650	—	—

Strategic Opportunities Trust (merged into Large Cap Trust eff 4-27-07) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	19.699	18.251	16.521	13.347	22.160
Value at End of Year	—	—	—	—	—	21.734	19.699	18.251	16.521	13.347
Venture III No. of Units	—	—	—	—	—	49,694	63,469	84,438	96,580	104,292

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	9.666	8.960	8.114	6.558	10.895
Value at End of Year	—	—	—	—	—	10.658	9.666	8.960	8.114	6.558
Venture III No. of Units	—	—	—	—	—	108,045	141,060	224,142	251,177	296,124

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	8.914	8.085	6.544	10.888
Value at End of Year	—	—	—	—	—	—	9.602	8.914	8.085	6.544
Venture III No. of Units	—	—	—	—	—	—	1,246	4,226	8,615	7,523

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	9.581	8.898	8.075	6.540	10.885
Value at End of Year	—	—	—	—	—	10.544	9.581	8.898	8.075	6.540
Venture III No. of Units	—	—	—	—	—	27,576	42,030	64,683	81,657	92,531

Strategic Opportunities Trust (merged into Large Cap Trust eff 4-27-07) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	11.711	10.868	9.831	7.957	12.129
Value at End of Year	—	—	—	—	—	12.893	11.711	10.868	9.831	7.957
Venture III No. of Units	—	—	—	—	—	275,318	334,152	371,134	304,615	118,519
NY Venture III No. of Units	—	—	—	—	—	5,198	9,616	9,400	6,980	5,652

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	12.048	11.186	10.124	8.198	12.500
Value at End of Year	—	—	—	—	—	13.257	12.048	11.186	10.124	8.198
Venture III No. of Units	—	—	—	—	—	278,943	364,014	476,434	534,952	258,022
NY Venture III No. of Units	—	—	—	—	—	15,480	16,796	17,190	10,783	8,850

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	11.982	11.142	10.099	8.190	12.500
Value at End of Year	—	—	—	—	—	13.165	11.982	11.142	10.099	8.190
Venture III No. of Units	—	—	—	—	—	229,746	259,133	335,200	217,406	7,523

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	11.961	11.127	10.091	8.187	12.500
Value at End of Year	—	—	—	—	—	13.134	11.961	11.127	10.091	8.187
Venture III No. of Units	—	—	—	—	—	32,523	42,545	46,995	51,338	30,273

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	17.154	15.982	14.515	12.500	—
Value at End of Year	—	—	—	—	—	18.809	17.154	15.982	14.515	—
Venture III No. of Units	—	—	—	—	—	14,279	11,843	8,122	5,404	—

Strategic Value Trust (formerly Capital Opportunities Trust) (merged into Large Cap Value Trust eff 12-01-06) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	11.139	9.599	7.578	10.582
Value at End of Year	—	—	—	—	—	—	10.925	11.139	9.599	7.578
Venture III No. of Units	—	—	—	—	—	—	153,819	186,805	207,736	222,003

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	12.159	10.483	8.280	11.568
Value at End of Year	—	—	—	—	—	—	11.920	12.159	10.483	8.280
Venture III No. of Units	—	—	—	—	—	—	145,076	197,678	195,166	253,289

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	12.097	10.445	8.262	11.561
Value at End of Year	—	—	—	—	—	—	11.841	12.097	10.445	8.262
Venture III No. of Units	—	—	—	—	—	—	5,444	46,144	48,905	46,866

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	12.076	10.433	8.256	11.559
Value at End of Year	—	—	—	—	—	—	11.815	12.076	10.433	8.256
Venture III No. of Units	—	—	—	—	—	—	62,510	69,068	89,700	97,380

Strategic Value Trust (formerly Capital Opportunities Trust) (merged into Large Cap Value Trust eff 12-01-06) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	13.676	11.804	9.326	11.884
Value at End of Year	—	—	—	—	—	—	13.382	13.676	11.804	9.326
Venture III No. of Units	—	—	—	—	—	—	443,948	480,426	330,022	83,925
NY Venture III No. of Units	—	—	—	—	—	—	22,355	19,800	6,785	3,533

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	14.367	12.406	9.807	12.500
Value at End of Year	—	—	—	—	—	—	14.050	14.367	12.406	9.807
Venture III No. of Units	—	—	—	—	—	—	219,140	255,690	256,896	141,909
NY Venture III No. of Units	—	—	—	—	—	—	52,154	47,897	18,276	34,800

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	14.310	12.376	9.797	12.500
Value at End of Year	—	—	—	—	—	—	13.974	14.310	12.376	9.797
Venture III No. of Units	—	—	—	—	—	—	239,367	245,268	172,326	46,866

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	14.291	12.366	9.794	12.500
Value at End of Year	—	—	—	—	—	—	13.948	14.291	12.366	9.794
Venture III No. of Units	—	—	—	—	—	—	24,230	26,643	30,334	16,945

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	17.250	14.949	12.500	—
Value at End of Year	—	—	—	—	—	—	16.812	17.250	14.949	—
Venture III No. of Units	—	—	—	—	—	—	16,330	17,608	11,341	—

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Total Bond Market Trust A - Series II Shares (units first credited 8-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	14.306	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.035	14.306	—	—	—	—	—	—	—	—
Venture III No. of Units	1,919,830	593,749	—	—	—	—	—	—	—	—
NY Venture III No. of Units	48,212	943	—	—	—	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.280	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.000	14.280	—	—	—	—	—	—	—	—
Venture III No. of Units	60,082	—	—	—	—	—	—	—	—	—
NY Venture III No. of Units	34,689	3,600	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	14.202	12.500	—	—	—	—	—	—	—	—
Value at End of Year	14.896	14.202	—	—	—	—	—	—	—	—
Venture III No. of Units	1,344,250	361,161	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	14.861	—	—	—	—	—	—	—	—	—
Venture III No. of Units	10,355	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	14.098	12.500	—	—	—	—	—	—	—	—
Value at End of Year	14.757	14.098	—	—	—	—	—	—	—	—
Venture III No. of Units	54,344	90,430	—	—	—	—	—	—	—	—

Total Return Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	21.407	20.218	18.094	17.901	16.776	16.462	16.331	15.819	15.314	14.216
Value at End of Year	21.882	21.407	20.218	18.094	17.901	16.776	16.462	16.331	15.819	15.314
Venture III No. of Units	279,536	323,988	340,638	330,342	365,881	466,203	678,650	891,028	1,072,260	1,445,513

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	19.173	18.116	16.222	16.056	15.055	14.781	14.670	14.218	13.771	12.790
Value at End of Year	19.588	19.173	18.116	16.222	16.056	15.055	14.781	14.670	14.218	13.771
Venture III No. of Units	291,365	329,952	417,602	412,742	486,720	577,049	816,731	1,117,633	1,420,034	1,827,800

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	18.904	17.889	16.042	15.903	14.933	14.683	14.595	14.166	13.741	12.782
Value at End of Year	19.284	18.904	17.889	16.042	15.903	14.933	14.683	14.595	14.166	13.741
Venture III No. of Units	23,595	64,017	66,338	63,975	81,117	84,588	88,416	112,185	131,301	124,496

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.815	17.814	15.983	15.852	14.893	14.651	14.570	14.149	13.732	12.779
Value at End of Year	19.184	18.815	17.814	15.983	15.852	14.893	14.651	14.570	14.149	13.732
Venture III No. of Units	92,851	107,788	123,101	125,929	165,549	202,808	284,000	398,695	449,544	588,469

Total Return Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	18.372	17.390	15.596	15.454	14.511	14.264	14.182	13.770	13.349	12.526
Value at End of Year	18.742	18.372	17.390	15.596	15.454	14.511	14.264	14.182	13.770	13.349
Venture III No. of Units	2,723,767	3,349,192	3,701,473	3,153,089	2,876,211	3,460,133	4,055,380	4,271,882	3,688,116	1,428,781
NY Venture III No. of Units	279,101	344,035	404,632	337,387	291,916	318,095	339,003	361,284	283,169	236,863

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.255	17.288	15.512	15.378	14.448	14.209	14.134	13.730	13.317	12.500
Value at End of Year	18.613	18.255	17.288	15.512	15.378	14.448	14.209	14.134	13.730	13.317
Venture III No. of Units	1,035,832	1,252,332	1,306,373	1,212,467	1,470,507	1,919,042	2,679,092	3,243,797	3,740,167	2,269,393
NY Venture III No. of Units	153,520	168,015	196,683	194,704	270,013	337,355	420,975	417,710	345,500	584,424

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	18.020	17.091	15.358	15.249	14.348	14.132	14.078	13.697	13.304	12.500
Value at End of Year	18.346	18.020	17.091	15.358	15.249	14.348	14.132	14.078	13.697	13.304
Venture III No. of Units	1,608,025	2,083,614	2,269,052	1,657,745	1,363,522	1,676,309	1,806,043	1,653,518	1,148,470	124,496

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.943	17.026	15.307	15.206	14.314	14.106	14.060	13.686	13.300	12.500
Value at End of Year	18.258	17.943	17.026	15.307	15.206	14.314	14.106	14.060	13.686	13.300
Venture III No. of Units	177,500	240,750	263,662	314,782	247,785	303,455	370,639	435,854	566,374	396,702

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.240	15.434	13.897	13.826	13.035	12.864	12.841	12.518	12.500	—
Value at End of Year	16.501	16.240	15.434	13.897	13.826	13.035	12.864	12.841	12.518	—
Venture III No. of Units	95,916	155,785	132,251	213,726	81,533	99,704	152,513	187,010	124,121	—

Total Stock Market Index Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	11.659	10.114	7.979	12.917	12.487	11.010	10.590	9.635	7.504	9.692
Value at End of Year	11.500	11.659	10.114	7.979	12.917	12.487	11.010	10.590	9.635	7.504
Venture III No. of Units	29,255	33,120	36,908	41,119	42,325	48,977	77,655	150,518	157,636	135,388

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	14.186	12.312	9.718	15.741	15.224	13.430	12.924	11.765	9.167	11.846
Value at End of Year	13.986	14.186	12.312	9.718	15.741	15.224	13.430	12.924	11.765	9.167
Venture III No. of Units	25,014	26,188	28,365	42,436	61,150	81,217	104,354	122,312	166,760	128,273

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	13.987	12.157	9.610	15.590	15.101	13.341	12.858	11.722	9.147	11.839
Value at End of Year	13.769	13.987	12.157	9.610	15.590	15.101	13.341	12.858	11.722	9.147
Venture III No. of Units	441	471	506	542	556	2,811	3,199	13,741	13,904	8,489

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	13.921	12.106	9.575	15.540	15.060	13.312	12.836	11.708	9.141	11.836
Value at End of Year	13.698	13.921	12.106	9.575	15.540	15.060	13.312	12.836	11.708	9.141
Venture III No. of Units	3,837	4,161	4,974	9,642	26,555	28,139	33,756	48,624	59,374	51,456

Total Stock Market Index Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	14.993	13.040	10.315	16.723	16.195	14.305	13.795	12.568	9.805	12.003
Value at End of Year	14.772	14.993	13.040	10.315	16.723	16.195	14.305	13.795	12.568	9.805
Venture III No. of Units	118,968	148,155	167,185	200,077	256,037	339,281	406,518	479,910	525,659	122,800
NY Venture III No. of Units	11,357	17,640	21,525	29,674	47,821	59,680	69,242	61,545	44,972	10,275

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.546	13.528	10.706	17.366	16.826	14.870	14.347	13.077	10.207	12.500
Value at End of Year	15.309	15.546	13.528	10.706	17.366	16.826	14.870	14.347	13.077	10.207
Venture III No. of Units	99,002	111,180	131,685	144,876	187,870	225,910	342,595	408,338	426,605	156,620
NY Venture III No. of Units	82,251	83,595	90,255	101,859	132,817	178,745	208,141	233,882	112,148	16,300

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	15.346	13.374	10.600	17.219	16.710	14.789	14.291	13.045	10.197	12.500
Value at End of Year	15.089	15.346	13.374	10.600	17.219	16.710	14.789	14.291	13.045	10.197
Venture III No. of Units	175,359	200,977	210,021	172,844	288,043	296,626	341,843	283,265	170,872	8,489

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.280	13.323	10.565	17.171	16.671	14.762	14.272	13.035	10.194	12.500
Value at End of Year	15.017	15.280	13.323	10.565	17.171	16.671	14.762	14.272	13.035	10.194
Venture III No. of Units	17,814	17,364	19,927	22,094	24,744	26,358	44,365	53,204	64,988	26,237

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	17.604	15.372	12.208	19.872	19.322	17.135	16.591	15.175	12.500	—
Value at End of Year	17.274	17.604	15.372	12.208	19.872	19.322	17.135	16.591	15.175	—
Venture III No. of Units	3,059	3,621	3,725	4,252	5,458	8,849	13,571	24,670	20,779	—

U.S. Core Trust (merged into Fundamental Value Trust eff 11-07-08) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	25.480	23.726	23.640	22.510	18.078	24.289
Value at End of Year	—	—	—	—	25.379	25.480	23.726	23.640	22.510	18.078
Venture III No. of Units	—	—	—	—	148,076	204,218	293,782	377,834	503,113	534,526

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	12.467	11.614	11.578	11.030	8.862	11.913
Value at End of Year	—	—	—	—	12.411	12.467	11.614	11.578	11.030	8.862
Venture III No. of Units	—	—	—	—	323,281	475,961	640,661	913,120	1,024,581	1,025,162

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	12.366	11.537	11.518	10.990	8.843	11.906
Value at End of Year	—	—	—	—	12.292	12.366	11.537	11.518	10.990	8.843
Venture III No. of Units	—	—	—	—	18,099	21,614	27,048	30,729	46,925	46,298

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	12.332	11.512	11.499	10.976	8.837	11.903
Value at End of Year	—	—	—	—	12.252	12.332	11.512	11.499	10.976	8.837
Venture III No. of Units	—	—	—	—	132,063	160,841	248,509	327,149	394,503	428,051

U.S. Core Trust (merged into Fundamental Value Trust eff 11-07-08) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	13.331	12.434	12.412	11.844	9.525	11.563
Value at End of Year	—	—	—	—	13.242	13.331	12.434	12.412	11.844	9.525
Venture III No. of Units	—	—	—	—	889,344	1,162,614	1,446,914	1,647,147	1,357,569	453,624
NY Venture III No. of Units	—	—	—	—	56,478	94,345	117,697	139,437	97,353	69,557

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	14.378	13.417	13.400	12.793	10.294	12.500
Value at End of Year	—	—	—	—	14.275	14.378	13.417	13.400	12.793	10.294
Venture III No. of Units	—	—	—	—	629,409	808,151	1,142,432	1,505,611	1,564,714	701,296
NY Venture III No. of Units	—	—	—	—	70,692	98,954	231,550	306,910	237,376	157,975

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	14.278	13.344	13.347	12.762	10.284	12.500
Value at End of Year	—	—	—	—	14.154	14.278	13.344	13.347	12.762	10.284
Venture III No. of Units	—	—	—	—	392,147	584,735	759,238	847,551	471,703	46,298

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	14.245	13.320	13.330	12.751	10.281	12.500
Value at End of Year	—	—	—	—	14.115	14.245	13.320	13.330	12.751	10.281
Venture III No. of Units	—	—	—	—	75,223	89,508	143,910	190,792	210,033	114,115

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	16.551	15.499	15.534	14.882	12.500	—
Value at End of Year	—	—	—	—	16.374	16.551	15.499	15.534	14.882	—
Venture III No. of Units	—	—	—	—	42,741	61,689	75,794	71,022	33,796	—

U.S. Equity Trust - Series I Shares (units first credited 4-27-2012)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—

U.S. Equity Trust - Series II Shares (units first credited 4-27-2012)
Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—

U.S. Global Leaders Growth Trust (merged into Blue Chip Growth Trust eff 4-25-08) - Series I Shares (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	12.970	12.951	12.500	—	—	—
Value at End of Year	—	—	—	—	13.219	12.970	12.951	—	—	—
Venture III No. of Units	—	—	—	—	98,858	129,449	153,310	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	12.952	12.940	12.500	—	—	—
Value at End of Year	—	—	—	—	13.195	12.952	12.940	—	—	—
Venture III No. of Units	—	—	—	—	172,908	217,058	254,132	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	12.901	12.908	12.500	—	—	—
Value at End of Year	—	—	—	—	13.123	12.901	12.908	—	—	—
Venture III No. of Units	—	—	—	—	2,372	3,921	4,212	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	12.884	12.897	12.500	—	—	—
Value at End of Year	—	—	—	—	13.099	12.884	12.897	—	—	—
Venture III No. of Units	—	—	—	—	28,808	34,434	48,085	—	—	—

U.S. Global Leaders Growth Trust (merged into Blue Chip Growth Trust eff 4-25-08) - Series II Shares (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	12.943	12.964	13.067	12.500	—	—
Value at End of Year	—	—	—	—	13.175	12.943	12.964	13.067	—	—
Venture III No. of Units	—	—	—	—	277,680	386,887	495,325	71,835	—	—
NY Venture III No. of Units	—	—	—	—	35,317	37,510	40,163	18,636	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	12.926	12.954	13.062	12.500	—	—
Value at End of Year	—	—	—	—	13.151	12.926	12.954	13.062	—	—
Venture III No. of Units	—	—	—	—	200,450	301,204	424,410	85	—	—
NY Venture III No. of Units	—	—	—	—	40,589	62,741	87,301	19,626	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	12.875	12.921	13.049	12.500	—	—
Value at End of Year	—	—	—	—	13.079	12.875	12.921	13.049	—	—
Venture III No. of Units	—	—	—	—	143,182	233,045	304,919	51,871	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	12.858	12.911	13.045	12.500	—	—
Value at End of Year	—	—	—	—	13.055	12.858	12.911	13.045	—	—
Venture III No. of Units	—	—	—	—	36,693	44,371	58,861	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	12.807	12.878	13.032	12.500	—	—
Value at End of Year	—	—	—	—	12.984	12.807	12.878	13.032	—	—
Venture III No. of Units	—	—	—	—	15,154	25,150	26,557	5,083	—	—

U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 5-03-10) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	15.905	16.401	16.166	15.744	15.756	15.570	15.559	14.647
Value at End of Year	—	—	16.957	15.905	16.401	16.166	15.744	15.756	15.570	15.559
Venture III No. of Units	—	—	104,210	121,077	103,644	110,677	163,744	263,651	358,655	516,015

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	13.731	14.166	13.971	13.612	13.630	13.475	13.473	12.689
Value at End of Year	—	—	14.632	13.731	14.166	13.971	13.612	13.630	13.475	13.473
Venture III No. of Units	—	—	138,927	100,473	124,026	137,168	189,994	298,512	405,665	639,740

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	13.579	14.031	13.858	13.522	13.560	13.426	13.444	12.681
Value at End of Year	—	—	14.448	13.579	14.031	13.858	13.522	13.560	13.426	13.444
Venture III No. of Units	—	—	8,469	20,786	8,765	11,100	15,132	20,866	23,225	42,239

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	13.529	13.986	13.820	13.493	13.537	13.410	13.435	12.679
Value at End of Year	—	—	14.387	13.529	13.986	13.820	13.493	13.537	13.410	13.435
Venture III No. of Units	—	—	33,283	22,226	20,492	29,367	47,907	86,647	210,255	487,625

U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 5-03-10) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	13.376	13.826	13.658	13.326	13.353	13.219	13.228	12.615
Value at End of Year	—	—	14.239	13.376	13.826	13.658	13.326	13.353	13.219	13.228
Venture III No. of Units	—	—	1,227,472	1,365,227	1,159,441	1,186,616	1,535,167	2,276,112	1,868,640	706,239
NY Venture III No. of Units	—	—	53,910	45,404	39,669	48,218	114,800	119,680	136,243	52,169

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	13.210	13.661	13.501	13.180	13.213	13.088	13.103	12.500
Value at End of Year	—	—	14.055	13.210	13.661	13.501	13.180	13.213	13.088	13.103
Venture III No. of Units	—	—	395,459	337,789	426,002	564,405	831,527	1,280,511	1,696,560	1,055,375
NY Venture III No. of Units	—	—	64,762	76,631	89,990	109,795	144,792	219,941	252,802	293,643

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	13.079	13.546	13.408	13.108	13.161	13.056	13.091	12.500
Value at End of Year	—	—	13.895	13.079	13.546	13.408	13.108	13.161	13.056	13.091
Venture III No. of Units	—	—	717,951	569,128	283,726	330,894	357,519	413,421	341,401	15,548

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	13.036	13.508	13.377	13.085	13.144	13.045	13.087	12.500
Value at End of Year	—	—	13.842	13.036	13.508	13.377	13.085	13.144	13.045	13.087
Venture III No. of Units	—	—	74,813	74,999	84,373	121,730	168,320	265,357	432,596	245,705

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	12.285	12.749	12.644	12.386	12.461	12.386	12.500	—
Value at End of Year	—	—	13.025	12.285	12.749	12.644	12.386	12.461	12.386	—
Venture III No. of Units	—	—	26,845	26,865	28,416	17,357	28,701	46,691	45,968	—

U.S. High Yield Bond Trust (merged into High Yield Trust eff 11-08-10) - Series II Shares (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	10.859	13.984	13.846	12.859	12.500	—	—	—
Value at End of Year	—	—	15.635	10.859	13.984	13.846	12.859	—	—	—
Venture III No. of Units	—	—	52,869	56,050	43,968	30,339	19,752	—	—	—
NY Venture III No. of Units	—	—	1,619	—	—	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	10.839	13.965	13.834	12.854	12.500	—	—	—
Value at End of Year	—	—	15.599	10.839	13.965	13.834	12.854	—	—	—
Venture III No. of Units	—	—	34,515	8,923	12,919	37,683	12,890	—	—	—
NY Venture III No. of Units	—	—	304	306	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	10.779	13.910	13.800	12.842	12.500	—	—	—
Value at End of Year	—	—	15.490	10.779	13.910	13.800	12.842	—	—	—
Venture III No. of Units	—	—	37,313	4,634	8,153	11,031	1,513	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	10.760	13.891	13.788	12.837	12.500	—	—	—
Value at End of Year	—	—	15.454	10.760	13.891	13.788	12.837	—	—	—
Venture III No. of Units	—	—	5,669	999	448	3,517	5,217	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	10.701	13.836	13.754	12.825	—	—	—	—
Value at End of Year	—	—	15.346	10.701	13.836	13.754	—	—	—	—
Venture III No. of Units	—	—	145	207	861	10,054	—	—	—	—

U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 5-01-09) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	14.592	14.886	13.676	13.139	12.211	9.057	12.308
Value at End of Year	—	—	—	8.771	14.592	14.886	13.676	13.139	12.211	9.057
Venture III No. of Units	—	—	—	202,097	292,300	376,821	470,989	655,604	627,288	642,670

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	14.274	14.570	13.392	12.872	11.970	8.882	12.076
Value at End of Year	—	—	—	8.576	14.274	14.570	13.392	12.872	11.970	8.882
Venture III No. of Units	—	—	—	221,739	272,523	392,469	490,787	677,477	725,126	805,400

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	14.138	14.452	13.304	12.807	11.926	8.864	12.069
Value at End of Year	—	—	—	8.481	14.138	14.452	13.304	12.807	11.926	8.864
Venture III No. of Units	—	—	—	39,319	32,337	32,376	36,858	55,972	76,646	68,919

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	14.092	14.413	13.274	12.785	11.912	8.857	12.066
Value at End of Year	—	—	—	8.449	14.092	14.413	13.274	12.785	11.912	8.857
Venture III No. of Units	—	—	—	62,143	73,770	90,019	128,844	223,280	198,149	208,756

U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 5-01-09) - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	15.014	15.345	14.136	13.592	12.664	9.419	11.886
Value at End of Year	—	—	—	9.008	15.014	15.345	14.136	13.592	12.664	9.419
Venture III No. of Units	—	—	—	989,404	1,049,829	1,244,178	1,602,506	1,961,610	1,462,835	642,992
NY Venture III No. of Units	—	—	—	84,206	102,502	133,898	150,052	155,958	132,369	38,532

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	15.745	16.100	14.839	14.275	13.307	9.903	12.500
Value at End of Year	—	—	—	9.442	15.745	16.100	14.839	14.275	13.307	9.903
Venture III No. of Units	—	—	—	749,027	983,914	1,284,989	1,714,204	2,067,264	2,066,680	1,174,328
NY Venture III No. of Units	—	—	—	121,116	142,468	185,835	319,494	429,814	341,199	78,162

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	15.612	15.989	14.758	14.218	13.275	9.893	12.500
Value at End of Year	—	—	—	9.348	15.612	15.989	14.758	14.218	13.275	9.893
Venture III No. of Units	—	—	—	314,548	397,789	523,972	585,268	654,850	76,646	7,784

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	15.568	15.952	14.731	14.200	13.264	9.890	12.500
Value at End of Year	—	—	—	9.317	15.568	15.952	14.731	14.200	13.264	9.890
Venture III No. of Units	—	—	—	84,201	100,916	122,859	161,390	300,120	220,893	155,489

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	17.867	18.335	16.957	16.370	15.314	12.500	—
Value at End of Year	—	—	—	10.677	17.867	18.335	16.957	16.370	15.314	—
Venture III No. of Units	—	—	—	21,069	28,643	47,596	48,942	91,385	30,859	—

Ultra Short Term Bond Trust - Series II Shares (units first credited 8-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	12.405	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.193	12.405	—	—	—	—	—	—	—	—
Venture III No. of Units	2,498,999	672,116	—	—	—	—	—	—	—	—
NY Venture III No. of Units	19,814	38,224	—	—	—	—	—	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.402	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.184	12.402	—	—	—	—	—	—	—	—
Venture III No. of Units	101,819	23,238	—	—	—	—	—	—	—	—
NY Venture III No. of Units	4,379	7,964	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.395	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.158	12.395	—	—	—	—	—	—	—	—
Venture III No. of Units	1,196,866	728,375	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.392	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.150	12.392	—	—	—	—	—	—	—	—
Venture III No. of Units	16,427	685	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.124	—	—	—	—	—	—	—	—	—
Venture III No. of Units	9,456	—	—	—	—	—	—	—	—	—

Utilities Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	19.336	17.255	13.113	21.730	17.341	13.457	11.710	9.199	6.952	9.244
Value at End of Year	20.285	19.336	17.255	13.113	21.730	17.341	13.457	11.710	9.199	6.952
Venture III No. of Units	26,353	33,982	50,789	61,050	79,120	136,213	174,178	252,067	276,737	264,826

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	22.102	19.733	15.004	24.877	19.862	15.421	13.426	10.552	7.978	10.614
Value at End of Year	23.175	22.102	19.733	15.004	24.877	19.862	15.421	13.426	10.552	7.978
Venture III No. of Units	32,182	46,432	52,268	56,684	81,943	87,809	100,167	115,721	119,753	119,237

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	21.792	19.485	14.838	24.638	19.702	15.319	13.357	10.514	7.961	10.607
Value at End of Year	22.816	21.792	19.485	14.838	24.638	19.702	15.319	13.357	10.514	7.961
Venture III No. of Units	962	3,418	4,452	5,386	5,328	5,832	6,172	19,800	15,233	17,159

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.690	19.403	14.783	24.559	19.648	15.285	13.334	10.501	7.955	10.605
Value at End of Year	22.697	21.690	19.403	14.783	24.559	19.648	15.285	13.334	10.501	7.955
Venture III No. of Units	11,545	12,409	12,910	13,853	21,711	27,139	33,725	41,942	32,834	32,617

Utilities Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	27.401	24.516	18.674	30.990	24.790	19.271	16.808	13.223	10.013	11.515
Value at End of Year	28.725	27.401	24.516	18.674	30.990	24.790	19.271	16.808	13.223	10.013
Venture III No. of Units	174,244	193,621	242,589	291,182	487,933	520,557	552,143	485,377	347,539	136,524
NY Venture III No. of Units	23,364	26,856	29,954	35,091	40,567	41,179	27,420	9,793	5,898	1,856

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	29.617	26.512	20.205	33.546	26.848	20.882	18.222	14.342	10.866	12.500
Value at End of Year	31.033	29.617	26.512	20.205	33.546	26.848	20.882	18.222	14.342	10.866
Venture III No. of Units	72,082	73,443	88,543	93,059	129,562	193,282	233,855	225,798	190,234	101,440
NY Venture III No. of Units	27,088	31,556	34,838	35,593	45,373	67,955	64,311	51,787	14,381	9,361

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	29.235	26.210	20.004	33.264	26.662	20.768	18.150	14.307	10.855	12.500
Value at End of Year	30.588	29.235	26.210	20.004	33.264	26.662	20.768	18.150	14.307	10.855
Venture III No. of Units	83,232	100,301	132,499	149,479	262,129	297,814	330,595	255,137	110,420	17,159

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	29.109	26.110	19.938	33.170	26.600	20.731	18.126	14.295	10.852	12.500
Value at End of Year	30.441	29.109	26.110	19.938	33.170	26.600	20.731	18.126	14.295	10.852
Venture III No. of Units	8,846	18,918	22,382	27,584	36,452	48,417	62,875	54,183	37,657	14,272

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	30.266	27.188	20.792	34.644	27.824	21.717	19.016	15.020	12.500	—
Value at End of Year	31.603	30.266	27.188	20.792	34.644	27.824	21.717	19.016	15.020	—
Venture III No. of Units	13,960	14,755	17,329	21,976	38,771	43,534	45,405	29,784	12,075	—

Value Trust - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	27.680	23.025	16.580	28.509	26.785	22.495	20.317	17.934	13.139	17.304
Value at End of Year	27.494	27.680	23.025	16.580	28.509	26.785	22.495	20.317	17.934	13.139
Venture III No. of Units	21,944	38,321	51,666	63,986	83,029	99,856	126,879	199,666	171,980	265,249

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	19.037	15.843	11.414	19.636	18.458	15.510	14.015	12.377	9.073	11.954
Value at End of Year	18.899	19.037	15.843	11.414	19.636	18.458	15.510	14.015	12.377	9.073
Venture III No. of Units	48,745	53,635	56,929	68,457	87,871	107,622	133,116	199,589	186,281	217,663

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	18.769	15.644	11.288	19.448	18.309	15.407	13.943	12.332	9.053	11.947
Value at End of Year	18.606	18.769	15.644	11.288	19.448	18.309	15.407	13.943	12.332	9.053
Venture III No. of Units	15,647	15,649	15,655	15,665	16,260	17,075	19,106	18,710	19,287	26,508

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.681	15.578	11.246	19.386	18.259	15.373	13.919	12.317	9.047	11.944
Value at End of Year	18.509	18.681	15.578	11.246	19.386	18.259	15.373	13.919	12.317	9.047
Venture III No. of Units	29,362	29,347	38,122	28,258	34,251	40,841	59,482	73,701	113,062	160,771

Value Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	19.971	16.647	12.021	20.700	19.486	16.399	14.838	13.114	9.619	12.657
Value at End of Year	19.809	19.971	16.647	12.021	20.700	19.486	16.399	14.838	13.114	9.619
Venture III No. of Units	262,213	317,349	381,429	443,871	555,610	762,073	652,914	805,980	399,055	135,128
NY Venture III No. of Units	24,404	27,929	27,708	34,211	45,299	40,150	28,146	24,103	4,930	3,908

Venture III Prior

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.639	16.379	11.833	20.386	19.201	16.167	14.635	12.941	9.497	12.500
Value at End of Year	19.470	19.639	16.379	11.833	20.386	19.201	16.167	14.635	12.941	9.497
Venture III No. of Units	67,214	73,618	94,820	98,713	131,979	179,690	234,496	269,435	282,804	195,802
NY Venture III No. of Units	26,528	28,984	31,903	38,245	44,247	44,974	45,053	48,220	19,711	22,239

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	19.386	16.192	11.715	20.214	19.068	16.079	14.577	12.909	9.488	12.500
Value at End of Year	19.190	19.386	16.192	11.715	20.214	19.068	16.079	14.577	12.909	9.488
Venture III No. of Units	173,460	199,356	201,030	228,898	277,579	341,532	317,248	290,234	142,695	26,508

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.302	16.130	11.676	20.158	19.024	16.050	14.558	12.898	9.484	12.500
Value at End of Year	19.098	19.302	16.130	11.676	20.158	19.024	16.050	14.558	12.898	9.484
Venture III No. of Units	16,163	14,460	19,668	16,738	24,934	23,342	43,909	50,385	56,142	21,726

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	24.199	20.253	14.683	25.386	23.994	20.273	18.417	16.342	12.500	—
Value at End of Year	23.907	24.199	20.253	14.683	25.386	23.994	20.273	18.417	16.342	—
Venture III No. of Units	16,716	20,070	15,561	14,503	20,726	22,490	22,585	26,969	16,361	—

To obtain a Venture III® Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

Venture III® SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

Venture III® NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

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Please send me a Venture III® Variable Annuity Statement of Additional Information dated April 30, 2012, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

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Address

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Venture III® is a registered service mark of John Hancock Life Insurance Company (U.S.A.)

and is used under license by John Hancock Life Insurance Company of New York

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Wealthmark ML3 Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 30, 2012

This Prospectus describes interests in WEALTHMARK ML3 flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. These Contracts are no longer offered for sale. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Wealthmark ML3 Variable Annuity Contract for the name of your issuing Company.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.

JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust B	Franklin Templeton Founding Allocation Trust	Lifestyle Moderate Trust
Active Bond Trust	Fundamental All Cap Core Trust[2]	Mid Cap Index Trust
All Cap Core Trust	Fundamental Holdings Trust[3]	Mid Cap Stock Trust
American Asset Allocation Trust	Fundamental Large Cap Value Trust[4]	Money Market Trust B
American Global Growth Trust	Fundamental Value Trust	Natural Resources Trust
American Global Small Capitalization Trust	Global Bond Trust	Real Estate Securities Trust
American Growth Trust	Global Diversification Trust[5]	Science & Technology Trust
American Growth-Income Trust	Global Trust	Short Term Government Income Trust
American High-Income Bond Trust	Health Sciences Trust	Small Cap Growth Trust
American International Trust	High Yield Trust	Small Cap Index Trust
American New World Trust	International Core Trust	Small Cap Opportunities Trust
Blue Chip Growth Trust	International Equity Index Trust A	Small Cap Value Trust
Bond Trust[1]	International Equity Index Trust B	Small Company Value Trust
Capital Appreciation Trust	International Opportunities Trust	Strategic Income Opportunities Trust
Capital Appreciation Value Trust	International Small Company Trust	Total Bond Market Trust A
Core Allocation Plus Trust	International Value Trust	Total Return Trust
Core Fundamental Holdings Trust	Investment Quality Bond Trust	Total Stock Market Index Trust
Core Global Diversification Trust	Lifestyle Aggressive Trust	Ultra Short Term Bond Trust
Core Strategy Trust	Lifestyle Balanced Trust	Value Trust
Disciplined Diversification Trust	Lifestyle Conservative Trust
Equity-Income Trust	Lifestyle Growth Trust[6]	DWS SCUDDER FUNDS
Financial Services Trust		DWS Equity 500 Index VIP

[1]	Successor to American Bond Trust.
[2]	Formerly Optimized All Cap Trust.
[3]	Formerly American Fundamental Holdings Trust.
[4]	Formerly Optimized Value Trust.
[5]	Formerly American Global Diversification Trust.
[6]	Successor to Core Allocation Trust, Core Balanced Trust and Core Disciplined Diversification Trust.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
Annuities Service Center	Mailing Address	Annuities Service Center	Mailing Address
27 DryDock Avenue, Suite 3	P.O. Box 55444	27 DryDock Avenue, Suite 3	P.O. Box 55445
Boston, MA 02210-2382	Boston, MA 02205-5445	Boston, MA 02210-2382	Boston, MA 02205-5445
(800) 344-1029	www.jhannuities.com	(800) 551-2078	www.jhannuitiesnewyork.com

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits.”

Age 65 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) turns age 65.

Age 95 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider turns age 95.

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix C: “Optional Enhanced Death Benefits.”

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 27 DryDock Avenue, Suite 3, Boston, MA 02210-2382.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts), and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a “Guaranteed Withdrawal Balance” in the Rider you purchased. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

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Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

Contract: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

Contract Anniversary: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.

Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a potential way to increase the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Period: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a “Bonus Period,” “Lifetime Income Bonus Period,” or the period ending on a “Target Date” in the Rider you purchased. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Rate: The rate that we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Debt: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

Excess Withdrawal: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

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John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Lifetime Income Date: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Loan Account: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons, co-Owners, or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contracts.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Reset: A reduction of the Benefit Base if you take Excess Withdrawals (see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Step-Up: A term used with some of our optional benefit Riders to describe a potential way to increase the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix E: “Optional Guaranteed Minimum Income Benefits” for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.

Step-Up Date: The date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

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Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the fee Withdrawal Amount that have been taken to date.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under a Contract. “Variable” means amounts in a Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.

We no longer offer the Contracts described in this Prospectus for sale.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to diversified Investment Options, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earning under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period.

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract, for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

How can I invest money in the Contract?

We use the term Purchase Payments to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time, subject to the following limits. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.

Minimum Initial Purchase Payment	Minimum Additional Purchase Payment
$10,000	$30

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There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits.”

What charges do I pay under the Contract?

Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Options you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a Guaranteed Minimum Withdrawal Benefit Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.

Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

•

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

•

Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

Fixed Investment Options. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See “V. Description of the Contract – Fixed Investment Options” for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available. Although we do not currently offer a DCA Fixed Investment Option, we make one available in the future. Please see “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for details.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Purchase Payments at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in “V. Description of the Contract – Transfers Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described “Transfers During the Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

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In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (See “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (See Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”). A withdrawal may also be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders may have been available to me under the Contract?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this Prospectus:

Appendix C: Optional Enhanced Death Benefits

•	Annual Step-Up Death Benefit.

•	Enhanced Earnings Death Benefit – not offered in New York or Washington;

•	Accelerated Beneficiary Protection Death Benefit – not offered in New York or Washington.

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

•	Income Plus For Life 12.08;

•	Income Plus For Life – Joint Life 12.08;

•	Income Plus For Life (Quarterly Step-Up Review);

•	Income Plus For Life – Joint Life (Quarterly Step-Up Review);

•	Income Plus For Life (Annual Step-Up Review);

•	Income Plus For Life – Joint Life (Annual Step-Up Review);

•	Principal Plus (formerly known as “Guaranteed Principal Plus”);

•	Principal Plus for Life (formerly known as “Guaranteed Principal Plus for Life”);

•	Principal Plus for Life Plus Automatic Annual Step-Up; and

•	Principal Returns.

We use the term “Income Plus For Life Series Riders” in the Prospectus to refer to all six Income Plus For Life Riders issued with the Contracts, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life – Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life – Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; and Income Plus For Life – Joint Life 12.08.

If you elected to purchase any one of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for that Rider (see Appendix D). We also reserve the right to impose additional restrictions on Investment Options at any time. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with any of the guaranteed minimum withdrawal benefit Riders in Appendix D.)

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Appendix E: Optional Guaranteed Minimum Income Benefits

•	Guaranteed Retirement Income Benefits* – offered by John Hancock USA;

•	Guaranteed Retirement Income Benefits* – offered by John Hancock New York.

*May also, in marketing and other materials, be referred to as “Guaranteed Retirement Income Programs.”

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);

•	payment of any death benefit proceeds;

•	periodic payments under one of our annuity payment options;

•	certain ownership changes; and

•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the nature of any Qualified Plan for which the Contract is being used; and

•	the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and a qualified tax advisor. We provide additional information on taxes in the “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

Can I return my Contract?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an IRA, you would have received a refund of any Purchase Payments you made if that amount was higher than the Contract Value. The date of cancellation is the date we receive the Contract.

Will I receive a Transaction Confirmation?

We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Wealthmark ML3 Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” are more completely described in this Prospectus under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

Maximum Withdrawal Charge (as percentage of Purchase Payments)[2]
First Year	6%
Second Year	5%
Third Year	4%
Thereafter	0%
Transfer Fee[3]
Maximum Fee	$25
Current Fee	$ 0

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VI. Charges and Deductions - Premium Taxes”).
[2]	The charge is taken within the specified period of years measured from the date of payment.
[3]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

	John Hancock USA	John Hancock NY
Annual Contract Fee	$0	$0
Mortality and expense risks fee[2]	1.25%	1.25%
Distribution fee	0.25%	1.25%
Administration fee-asset based	0.15%	0.15%
Total Annual Separate Account Expenses (With No optional Riders Reflected)	1.65%	1.65%
Optional Benefits
Fees deducted from Separate Account
Optional Annual Step-Up Death Benefit Fee[3]	0.20%	0.20%
Optional Enhanced Earnings Death Benefit Fee	0.20%	not offered
Total Annual Separate Account Expenses[4]	2.05%	1.85%
(With Annual Step-Up Death Benefit and Enhanced Earnings Death Benefit fee reflected, as applicable)
Other Fees deducted from Contract Value
Optional Guaranteed Minimum Income Benefit Rider Fee[5]
Guaranteed Retirement Income Benefit II	0.45%	0.45%
Guaranteed Retirement Income Benefit III	0.50%	not offered
Optional Accelerated Beneficiary Protection Death Benefit[6]	0.50%	not offered
(as a percentage of Accelerated Beneficiary Protection Death Benefit)

Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life (Annual Step- Up Review)[7]	Income Plus For Life – Joint Life (Annual Step-Up Review) (not available in New York)[7]	Income Plus For Life (Quarterly Step-Up Review) (issued outside New York)[7]	Income Plus For Life (Quarterly Step-Up Review) (issued in New York)[7]	Income Plus For Life – Joint Life (Quarterly Step-Up Review) (issued outside New York)[7]	Income Plus For Life – Joint Life (Quarterly Step-Up Review) (issued in New York)[7]	Income Plus For Life 12.08 (issued outside New York)[7]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.75%	0.70%	0.75%	0.70%	0.85%

Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life 12.08 (issued in New York)[7]	Income Plus For Life – Joint Life 12.08 (issued outside New York)[7]	Income Plus For Life – Joint Life 12.08 (issued in New York)[7]	Principal Plus for Life Plus Automatic Annual Step-Up8	Principal Plus for Life[9]	Principal Plus[9]	Principal Returns [10]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	0.75%	0.75%	0.95%
Current Fee	0.80%	0.85%	0.80%	0.70%	0.40%	0.30%	0.50%

[1]	A daily charge reflected as a percentage of the Variable Investment Options.
[2]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of a Contract Owner.
[3]

The charge for the optional Annual Step-Up Death Benefit is 0.05% of the value of the Variable Investment Options if you purchased the Rider from John Hancock USA prior to May 2003 or from John Hancock New York prior to August 2005.

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[4]	Amount shown includes the Mortality and Expense Risks Fee, Administration Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.
[5]

Guaranteed Retirement Income Benefits could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E for availability. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Income Base.

[6]

Subject to state availability, John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit from December, 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Benefit II or Guaranteed Retirement Income Benefit III.

[7]

The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.

[8]

The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.

[9]

The current charge is 0.40% for the Principal Plus for Life Rider and 0.30% for Principal Plus. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. This is an annual charge applied as a percentage of the Adjusted Guaranteed Withdrawal Balance. The charge is deducted on an annual basis from the Contract Value.

[10]

The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.25%	1.60%

Examples

The following examples are intended to help you compare the costs of investing in the Contract with the cost of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Examples 1 and 2 pertain to Wealthmark ML3 Contracts with optional benefit Riders and Example 3 pertains to Wealthmark ML3 Contracts without optional benefit Riders.

Example 1. Maximum Portfolio operating expenses – Wealthmark Contract with optional Riders

Wealthmark ML3 Contract with optional benefit Riders. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Income Plus For Life optional benefit Riders and, for John Hancock New York Contracts, the Annual Step-Up Death Benefit and Income Plus For Life Riders. The Income Plus For Life Rider was not available at issue of your contract, but you may be eligible to exchange a previously purchased optional guaranteed minimum withdrawal benefit rider for Income Plus For Life. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Income Plus For Life
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,043	$1,876	$2,557	$5,289
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$496	$1,511	$2,557	$5,289

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John Hancock New York Annual Step-Up Death Benefit and Income Plus For Life
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,025	$1,821	$2,466	$5,126
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$476	$1,454	$2,466	$5,126

Example 2. Maximum Portfolio operating expenses – Wealthmark ML3 Contract with optional benefit Riders

Wealthmark ML3 Contract with optional benefit Riders. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Principal Plus for Life optional Riders. For John Hancock New York, this example assumes that you invest in a Contract with the Annual Step-Up Death Benefit and Principal Plus for Life Riders. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Principal Plus for Life
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$993	$1,723	$2,283	$4,689
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$446	$1,354	$2,283	$4,689

John Hancock New York Annual Step-Up Death Benefit and Principal Plus for Life
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$975	$1,668	$2,190	$4,521
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$426	$1,297	$2,190	$4,521

Example 3. Maximum Portfolio operating expenses – Wealthmark ML3 Contract with previously offered optional benefit Riders:

Wealthmark ML3 Contract with previously offered optional benefit Riders. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and the previously offered Guaranteed Retirement Income Benefit III optional benefit rider. For John Hancock New York, this example assumes you invest in a Contract with the Annual Step-Up Death Benefit and Guaranteed Retirement Income Benefit II Riders. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Guaranteed Retirement Income Benefit III
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$967	$1,646	$2,152	$4,442
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$420	$1,275	$2,152	$4,442

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John Hancock New York Annual Step-Up Death Benefit and Guaranteed Retirement Income Benefit II
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$930	$1,538	$1,969	$4,116
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$380	$1,161	$1,969	$4,116

Example 4. Minimum Portfolio operating expenses – Wealthmark ML3 Contract with no optional Riders:

Wealthmark ML3 Contract with no optional benefit Riders. The third example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York No Optional Benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$751	$994	$1,024	$2,213
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$193	$596	$1,024	$2,213

The following table describes the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2011, except as stated below in the notes that follow the tables. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table. You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002. For Contracts issued prior to that date, we invest the assets of each Subaccount corresponding to a John Hancock Variable Insurance Trust Portfolio in Series I shares of that Portfolio (except in the case of Portfolios that commenced operations on or after May 13, 2002).

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
500 Index Trust B
Series NAV	0.47%	0.00%	0.02%	—	0.49%	-0.24% [2]	0.25%
Active Bond
Series II	0.60%	0.25%	0.03%	0.01%	0.89%	0.00%	0.89%
All Cap Core
Series II	0.78%	0.25%	0.03%	—	1.06%	0.00%	1.06%
American Asset Allocation[3]
Series II	0.30%	0.75%	0.04% [4]	—	1.09%	0.00%	1.09%
American Global Growth[3]
Series II	0.53%	0.75%	0.07% [4]	—	1.35%	0.00%	1.35%
American Global Small Capitalization[3]
Series II	0.70%	0.75%	0.11% [4]	—	1.56%	0.00%	1.56%
American Growth[3]
Series II	0.32%	0.75%	0.05% [4]	—	1.12%	0.00%	1.12%
American Growth-Income[3]
Series II	0.27%	0.75%	0.04% [4]	—	1.06%	0.00%	1.06%
American High-Income Bond[3]
Series II	0.46%	0.75%	0.08% [4]	—	1.29%	0.00%	1.29%
American International[3]
Series II	0.49%	0.75%	0.07% [4]	—	1.31%	0.00%	1.31%
American New World[3]
Series II	0.73%	0.75%	0.12% [4]	—	1.60%	0.00%	1.60%

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Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
Blue Chip Growth
Series II	0.78%	0.25%	0.03%	—	1.06%	0.00%	1.06%
Bond
Series II	0.57%	0.25%	0.04%	—	0.86%	0.00%	0.86%
Capital Appreciation
Series II	0.70%	0.25%	0.04%	—	0.99%	0.00%	0.99%
Capital Appreciation Value
Series II	0.85%	0.25%	0.05%	0.03%	1.18%	0.00%	1.18%
Core Allocation Plus
Series II	0.91%	0.25%	0.08%	—	1.24%	0.00%	1.24%
Core Fundamental Holdings
Series II	0.05%	0.55%	0.04%	0.41%	1.05%	0.01% [5]	1.06%
Core Global Diversification
Series II	0.05%	0.55%	0.04%	0.47%	1.11%	0.00%	1.11%
Core Strategy
Series II	0.05%	0.25%	0.02%	0.49%	0.81%	0.00%	0.81%
Disciplined Diversification
Series II	0.73%	0.25%	0.13%	—	1.11%	0.00%	1.11%
Equity-Income
Series II	0.78%	0.25%	0.03%	—	1.06%	0.00%	1.06%
Financial Services
Series II	0.80% [6]	0.25%	0.08%	—	1.13%	0.00%	1.13%
Franklin Templeton Founding Allocation
Series II	0.04%	0.25%	0.03%	0.93%	1.25%	0.00%	1.25%
Fundamental All Cap Core
Series II	0.68%	0.25%	0.03%	—	0.96%	0.00%	0.96%
Fundamental Holdings
Series II	0.04%	0.75%	0.02%	0.37%	1.18%	0.00%	1.18%
Fundamental Large Cap Value
Series II	0.69%	0.25%	0.04%	—	0.98%	0.00%	0.98%
Fundamental Value
Series II	0.76%	0.25%	0.04%	—	1.05%	0.00%	1.05%
Global
Series II	0.81%	0.25%	0.10%	—	1.16%	-0.01% [7]	1.15%
Global Bond
Series II	0.70%	0.25%	0.07%	—	1.02%	0.00%	1.02%
Global Diversification
Series II	0.04%	0.75%	0.03%	0.55%	1.37%	0.00%	1.37%
Health Sciences
Series II	1.05%	0.25%	0.08%	—	1.38%	0.00%	1.38%
High Yield
Series II	0.67%	0.25%	0.05%	—	0.97%	0.00%	0.97%
International Core
Series II	0.88%	0.25%	0.14%	—	1.27%	0.00%	1.27%
International Equity Index A
Series II	0.53%	0.25%	0.05%	—	0.83%	0.00%	0.83%
International Equity Index B
Series NAV	0.54%	0.00%	0.04%	—	0.58%	-0.24% [2]	0.34%
International Opportunities
Series II	0.89%	0.25%	0.07%	—	1.21%	0.00%	1.21%
International Small Company
Series II	0.95%	0.25%	0.16%	—	1.36%	-0.12%	1.24%
International Value
Series NAV	0.80%	0.00%	0.12%	—	0.92%	0.00%	0.92%
Investment Quality Bond
Series II	0.58%	0.25%	0.05%	—	0.88%	0.00%	0.88%
Lifestyle Aggressive
Series II	0.04%	0.25%	0.03%	0.88%	1.20%	0.00%	1.20%
Lifestyle Balanced
Series II	0.04%	0.25%	0.02%	0.69%	1.00%	0.00%	1.00%

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Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
Lifestyle Conservative
Series II	0.04%	0.25%	0.02%	0.65%	0.96%	0.00%	0.96%
Lifestyle Growth
Series II	0.04%	0.25%	0.02%	0.70%	1.01%	0.00%	1.01%
Lifestyle Moderate
Series II	0.04%	0.25%	0.02%	0.67%	0.98%	0.00%	0.98%
Mid Cap Index
Series II	0.47%	0.25%	0.02%	—	0.74%	0.00%	0.74%
Mid Cap Stock
Series II	0.83%	0.25%	0.05%	—	1.13%	0.00%	1.13%
Money Market B
Series NAV	0.50%	0.00%	0.02%	—	0.52%	-0.24% [2]	0.28%
Natural Resources
Series II	1.00%	0.25%	0.06%	—	1.31%	0.00%	1.31%
Real Estate Securities
Series II	0.70%	0.25%	0.04%	—	0.99%	0.00%	0.99%
Science & Technology
Series II	1.05%	0.25%	0.06%	—	1.36%	0.00%	1.36%
Short Term Government Income
Series II	0.56%	0.25%	0.04%	—	0.85%	0.00%	0.85%
Small Cap Growth
Series II	1.06%	0.25%	0.05%	—	1.36%	0.00%	1.36%
Small Cap Index
Series II	0.47%	0.25%	0.03%	0.05%	0.80%	0.00%	0.80%
Small Cap Opportunities
Series II	1.00%	0.25%	0.05%	0.02%	1.32%	-0.09% [7]	1.23%
Small Cap Value
Series II	1.05%	0.25%	0.04%	0.19%	1.53%	0.00%	1.53%
Small Company Value
Series II	1.03%	0.25%	0.05%	0.20%	1.53%	0.00%	1.53%
Strategic Income Opportunities
Series II	0.66%	0.25%	0.08%	0.04%	1.03%	0.00%	1.03%
Total Bond Market A
Series II	0.47%	0.25%	0.02%	—	0.74%	0.00%	0.74%
Total Return
Series II	0.68%	0.25%	0.05%	—	0.98%	0.00%	0.98%
Total Stock Market Index
Series II	0.49%	0.25%	0.03%	—	0.77%	0.00%	0.77%
Ultra Short Term Bond
Series II	0.55%	0.25%	0.09%	—	0.89%	0.00%	0.89%
Value
Series II	0.74%	0.25%	0.04%	—	1.03%	0.00%	1.03%

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses	Total Annual Operating Expenses	Contractual Expense Reimbursement	Net Operating Expenses
DWS VIT Funds:
DWS Equity 500 Index VIP	0.20%	0.25%	0.28%	—	0.73%	0.00%	0.73%

Footnotes to the Expense Tables:

[1]

“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio’s investment in underlying portfolios and are included in “Total Annual Operating Expenses.” The Total Annual Operating Expenses shown may not correlate to the Portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

[2]

JHVIT sells shares of the Portfolio only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company (U.S.A.) and its affiliates. As reflected in the table, the Portfolio is subject to an expense cap pursuant to an agreement between JHVIT and the Adviser as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the fund) in an amount so that the Portfolio’s annual operating expenses do not exceed its “Net Operating Expenses” as shown in the table above. A Portfolio's “Total Annual Operating Expenses” includes all of its operating expenses including advisory and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, acquired portfolio fees, litigation and indemnification expenses and

15

extraordinary expenses of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap will remain in effect until April 30, 2013 and will terminate after that date only if JHVIT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the separate accounts and other persons specified in the agreement.
[3]	The table reflects the combined fees of the feeder fund and the master fund.
[4]	“Other Expenses” includes an estimated 0.01% increase for administrative services provided by the Series's investment advisor and its affiliates of American Funds Insurance Series.
[5]

The Adviser has contractually limited other Portfolio level expenses to 0.05%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

[6]	The Management Fee has been restated to reflect contractual changes to the Advisory Agreement.
[7]

The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the
  Portfolios

The Companies

We are subsidiaries of Manulife Financial Corporation.	Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

We use our Separate Accounts to support the Variable Investment Options.	You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.
For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

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We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

•	the John Hancock Variable Insurance Trust; or
•	DWS Scudder Funds with respect to the “DWS Core Fixed Income VIP.”

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Accounts.

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction Costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2011, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage

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of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds and Master-Feeder Funds

Each of the John Hancock Variable Insurance Trust’s Core Fundamental Holdings, Core Global Diversification, Core Strategy Franklin Templeton Founding Allocation, Fundamental Holdings, Global Diversification, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts (“JHVIT Funds of Funds”) is a “fund of funds” that invest in other underlying mutual funds (collectively, the “Funds of Funds”). Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.

Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding “master fund” which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these JHVIT Funds of Funds in other funds on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a JHVIT Fund of Funds. In addition, the ten largest holdings of each fund will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)
American Asset Allocation Trust	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Asset Allocation Fund, which invests in common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series) (Cont.)
American Global Growth Trust	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Growth Fund, which invests primarily in common stocks of companies located around the world.

American Global Small Capitalization Trust	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Small Capitalization Fund, which invests primarily in stocks of smaller companies located around the world.

American Growth Trust	Seeks to provide growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth Fund, which invests primarily in common stocks of companies that offer superior opportunities for growth of capital.

American Growth-Income Trust	Seeks long-term growth of capital and income. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

American High-Income Bond Trust	Seeks to provide a high level of current income and, secondarily, capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series High-Income Bond Fund, which invests primarily in higher yielding and generally lower quality debt securities.

American International Trust	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series International Fund, which invests primarily in common stocks of companies located outside the U.S., including in emerging and developing countries, that have potential for growth.

American New World Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series New World Fund, which invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that have potential of providing capital appreciation.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Davis Selected Advisers, L.P.

Financial Services Trust	Seeks growth of capital. To do this, the Portfolio invests at least 80% of its net assets in companies that are principally engaged in financial services.

Fundamental Value Trust	Seeks growth of capital. To do this, the Portfolio invests primarily in common stocks of U.S. companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

Declaration Management & Research LLC

Total Bond Market Trust A	Seeks to track the performance of the Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]

Active Bond Trust	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years. As part of its investment strategy, the Portfolio may invest in mortgage-backed securities to a significant extent.

Deutsche Investment Management Americas Inc. (“DIMA”)

Real Estate Securities Trust[2]	Seeks to achieve a combination of long-term capital appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of REITs and real estate companies.

Dimensional Fund Advisors LP

Disciplined Diversification Trust	Seeks total return consisting of capital appreciation and current income. To do this, the Portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets.

International Small Company Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in securities of small cap companies in the particular markets in which the Portfolio invests. The Portfolio will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

Dimensional Fund Advisors LP (“DFA”) & Invesco Advisers, Inc. (“Invesco Advisers”)[3]

Small Cap Opportunities Trust	Seeks long-term capital appreciation. To do this, the portion of the Portfolio’s net assets managed by Invesco Aim is invested in at least 80% equity securities of small-capitalization companies, and the portion of the Portfolio’s net assets managed by DFA is invested in a broad and diverse group of readily marketable common stocks of U.S. small- and mid-cap companies.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Grantham, Mayo, Van Otterloo & Co. LLC
International Core Trust	Seeks high total return. To do this, the Portfolio invests at least 80% of its total assets in a diversified portfolio of equity investments from developed markets outside the U.S.

Invesco Advisers, Inc.[4]
Value Trust	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio, invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

Jennison Associates LLC
Capital Appreciation Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that exceed $1 billion in capitalization and are attractively valued and have above-average growth prospects.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Core Allocation Plus Trust	Seeks to provide total return, consisting of long-term capital appreciation and current income. To do this, the Portfolio invests in equity and fixed income securities of issuers located within and outside the U.S.

Franklin Templeton Founding Allocation Trust	Seeks long-term growth of capital. To do this, the Portfolio invests primarily in three underlying Portfolios: Global Trust, Income Trust and Mutual Shares Trust. The Portfolio is a fund-of-funds and is also authorized to invest in other underlying Portfolios and investment companies.

Fundamental All Cap Core Trust (formerly, Optimized All Cap Trust)	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of highly differentiated companies across the capitalization spectrum with key growth drivers, sustainable cash flow production and high returns on capital.

Fundamental Large Cap Value Trust (formerly, Optimized Value Trust)	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its total assets in equity securities of companies with a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index[5].

Short Term Government Income Trust	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. To do this, the Portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. The Portfolio’s normal effective duration is no more than 3 years.

Strategic Income Opportunities Trust	Seeks a high level of current income. To do this, the Portfolio invests primarily in foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, domestic high-yield bonds.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC (Cont.)
Ultra Short Term Bond Trust

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this Investment Option.

John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited

500 Index Trust B	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500® Index and securities that as a group will behave in a manner similar to the index. [6]

Mid Cap Index Trust	Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P MidCap 400® Index[6] and securities that as a group behave in a manner similar to the index.

Money Market Trust B

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

Small Cap Index Trust	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Russell 2000® Index[5] and securities that will as a group behave in a manner similar to the index.

Total Stock Market Index Trust	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Wilshire 5000® Total Market Index[7] and securities that as a group will behave in a manner similar to the index.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited

Bond Trust (successor to American Bond Trust)	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

Core Fundamental Holdings Trust	Seeks long term growth of capital. To do this, the Portfolio may invest a substantial portion of its assets in Portfolios of the American Funds Insurance Series. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Core Global Diversification Trust	Seeks long term growth of capital. To do this, the Portfolio may invest a significant portion of its assets, directly or indirectly through underlying portfolios, in securities that are located outside the U.S. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Core Strategy Trust	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Fundamental Holdings Trust (formerly, American Fundamental Holdings Trust)	Seeks long term growth of capital. To do this, the Portfolio invests primarily in JHVIT Portfolios and portfolios of the American Funds Insurance Series. The Portfolio is permitted to invest in other funds, investment companies and other types of investments.

Global Diversification Trust (formerly, American Global Diversification Trust)	Seeks long term growth of capital. To do this, the Portfolio invests primarily in JHVIT Portfolios and portfolios of the American Funds Insurance Series, as well as other funds, investment companies, and other types of investments, including portfolios that invest primarily in foreign securities or in foreign securities directly.

Lifestyle Aggressive Trust	Seeks long-term growth of capital. Current income is not a consideration. The Portfolio operates as a fund-of-funds and invests approximately 100% of its assets in portfolios which invest primarily in equity securities.

Lifestyle Balanced Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio is a fund of funds and invests approximately 50% of its assets in portfolios which invest primarily in equity securities, and approximately 50% in portfolios which invest primarily in fixed-income securities.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited (Cont.)

Lifestyle Conservative Trust	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio is a fund-of-funds and invests approximately 80% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 20% in portfolios which invest primarily in equity securities.

Lifestyle Growth Trust (successor to Core Allocation Trust, Core Balanced Trust and Core Disciplined Diversification Trust)	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio is a fund-of-funds and invests approximately 70% of its assets in portfolios which invest primarily in equity securities, and approximately 30% of its assets in portfolios which invest primarily in fixed-income securities.

Lifestyle Moderate Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund-of-funds and invests approximately 60% of its assets in portfolios which invest primarily in fixed- income securities, and approximately 40% of its assets in portfolios which invest primarily in equity securities.

Marsico Capital Management, LLC

International Opportunities Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in common stocks of foreign companies of any size that are selected for their long-term growth potential.

Pacific Investment Management Company LLC

Global Bond Trust	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

Total Return Trust	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives.

QS Investors, LLC

All Cap Core Trust	Seeks long-term growth of capital. To do this, the Portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-cap) of those included on the Russell 3000®5 Index. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets. The Portfolio may also invest in U.S. government securities.

25

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

SSgA Funds Management, Inc.

International Equity Index Trust A	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. To do this, the Portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index,[8] or American Depository Receipts or Global Depository Receipts representing such securities.

International Equity Index Trust B	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. To do this, the Portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index,[8] or American Depository Receipts or Global Depository Receipts representing such securities.

T. Rowe Price Associates, Inc. and RCM Capital Management LLC. [9]

Science & Technology Trust	Seeks long-term growth of capital. Current income is incidental to the Portfolio’s objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology.

T. Rowe Price Associates, Inc.

Blue Chip Growth Trust	Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation Value Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the Portfolio’s assets. The remaining assets are invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The Portfolio may invest up to 20% of its total assets in foreign securities.

Equity-Income Trust	Seeks to provide substantial dividend income and also long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Health Sciences Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

26

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

T. Rowe Price Associates, Inc. (Cont.)

Small Company Value Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in small companies whose common stocks are believed to be undervalued.

Templeton Global Advisors Limited

Global Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Templeton Investment Counsel, LLC

International Value Trust[10]	Seeks long-term growth of capital. To do this, the Portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.

Wellington Management Company, LLP

Investment Quality Bond Trust	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Mid Cap Stock Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

Natural Resources Trust	Seeks long-term total return. To do this, the Portfolio invests at least 80% of its net assets in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets.

Small Cap Growth Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

Small Cap Value Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

Western Asset Management Company

High Yield Trust[11]	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks and U.S. government and foreign securities.

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DWS INVESTMENTS VIT FUNDS

We show the Portfolio’s manager in bold above the name of the Portfolio.

Deutsche Investment Management Americas Inc.
DWS Equity 500 Index VIP[12]	The Portfolio seeks to invest at least 80% of its assets in stocks of companies included in the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500® Index”)[6] and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500® Index. The Portfolio’s securities are weighted to attempt to make the Portfolio’s total investment characteristics similar to those of the S&P 500® Index as a whole.

[1]

The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[2]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.
[3]

The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio, although the actual percentage managed by each subadviser will vary, since the assets subadvised by each subadviser are not rebalanced daily.

[4]

Prior to June 1, 2010, the subadviser of the JHVIT Value Trust had been referred to in the Annuity Prospectus as “Van Kampen (a registered trade name of Morgan Stanley Investment Management Inc).” Effective June 1, 2010, Invesco Ltd. Acquired certain portion of Morgan Stanley Investment Management Inc.’s retail asset management business, which includes the management of the JHVIT Value Trust. In connection with the transaction, the JHVIT Board approved a new subadvisory agreement effective June 1, 2010, for the JHVIT Value Trust with Invesco Advisers, Inc., an affiliate of Invesco Ltd.

[5]

“Russell 3000,” “Russell 2000,” “Russell 1000,” and “Russell Midcap Value” are trademarks of Frank Russell Company. None of the Index Trust are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the Russell 3000® Index ranged from $5 million to $425.0 billion, Russell 2000® Index ranged from $5 million to $6.2 billion, as of February 28, 2011, the market capitalizations of companies included in the Russell 1000® Value Index ranged from $221 million to $425.9 billion, and as of February 28, 2011, the market capitalizations of companies included in the Russell Midcap® Value” Index ranged from $310 million to $19.0 billion.

[6]

“Standard & Poor’s,” “S&P 500,” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the S&P 500® Index ranged from $1.5 billion to $425.9 billion, and as of February 28, 2011, the market capitalizations of companies included in the S&P MidCap 400® Index ranged from $703 million to $9.9 billion.

[7]

“Wilshire 5000” is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the Wilshire 5000® Total Market Index ranged from less than $1 million to $431 billion.

[8]

“MSCI All Country World ex-USA Index” is a service mark of Morgan Stanley Capital International Inc. and its affiliates (“MSCI”). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalization range of the Index was $199 million to $176 billion.

[9]

The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and RCM Capital Management LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.

[10]	The International Value Trust is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.
[11]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.
[12]	DWS Equity 500 Index VIP is subadvised by Northern Trust Investments, N.A.

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Voting Interest

You instruct us how to vote Portfolio shares.	We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligible Plans

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: “Qualified Plan Types” or you may request a copy of the SAI). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.

If you purchased a Contract for use in connection with a Qualified Plan, you should know, in evaluating the suitability of the Contract, that:

•

the Contract was not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth Account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split;

•

any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges; and

•	the Contract was not designed to fund a comingled account for multiple participants in a Qualified Plan.

Please see “VII. Federal Tax Matters – Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Eligibility Restrictions – Section 403(b) Plans. Effective September 25, 2007, we ceased offering this Contract for use in a new retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan”). For information regarding Contracts issued for use in existing Section 403(b) Plans, please see Appendix B: “Qualified Plan Types,” or you may request a copy of the SAI from the Annuities Service Center.

Beneficiary IRAs. For all Contracts that offered optional Riders, effective February 2, 2009, we no longer allowed you to establish a new Beneficiary IRA that included any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that were otherwise available under the Contract (where applicable, see Appendix C: “Optional Enhanced Death Benefits,” Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits,” and Appendix E: “Optional Guaranteed Minimum Income Benefit(s),” to determine what optional Riders, if any, were available).

We will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

Accumulation Period Provisions

We impose limits on the minimum amount of Additional Purchase Payments.

Purchase Payments

You make Purchase Payments to us at our Annuities Service Center. The minimum initial Purchase Payment was $10,000. Additional Purchase Payments must be at least $30. You may make Purchase Payments at any time. Purchase Payments must be in U.S. dollars.

We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million, or your Contract Value already exceeds $1 million, we must grant our approval in order for you to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a GMWB Rider. See “Restrictions on Additional Purchase Payments” in Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits.” For the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will accept only a Purchase Payment intended to qualify as a “rollover contribution.” For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Plans, you may request a copy of the SAI from the Annuities Service Center.

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John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

•

You purchased your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such section 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.

•	You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000;

•	You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000; or

•

You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

•	the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, minus the amount of any Unpaid Loans. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or the Internet if you comply with our telephone and electronic transactions procedures described in “Telephone and Electronic Transactions” in this section below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit initial Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center. We will promptly return any Purchase Payment not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

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Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions.” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option because such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.	To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions—Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Money Market Investment Option even if the Contract Owner reaches the two transfers per month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Money Market Investment Option. If such a transfer to the Money Market Investment Option

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is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Money Market Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.

We permit you to make certain types of transactions by telephone or electronically through the Internet.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You can also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact us at the telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

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We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing programs.

Special Transfer Services – Dollar Cost Averaging Program

We administer a Dollar Cost Averaging (“DCA”) program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permit for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if otherwise allowable) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

Though currently not available, we may make available a DCA Fixed Investment Option in the future. If a DCA Fixed Investment Option were available, you would be able to establish one under the DCA program to make automatic transfers. You would be able to allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elected the DCA Fixed Investment Option, we would credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation. The guaranteed interest rate we use for this purpose may change from time to time.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial advisor to assist you in determining whether the DCA program and your DCA Source Investment Option selection are suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

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You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges or tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s spouse under the Code. See the SAI for further information regarding the impact of withdrawals from Section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options until exhausted, and then from the Fixed Investment Options beginning with the shortest guarantee period first and ending with the longest guarantee period last. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;

•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced. If you determine to divide a Contract with an optional benefit Rider, we process a withdrawal from the existing Contract to purchase a new Contract. We will permit you to continue the existing Rider under the existing Contract, subject to any Rider restrictions on changes of Owner or Annuitant. We will permit the Owner of the new Contract to purchase any optional benefit Rider then available.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters” and the section titled “Qualified Plan Types” in the SAI).

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Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a withdrawal or surrender request in the following circumstances:

•	if there is no signed application on file with us;

•	you are requesting that we mail the amount withdrawn to an alternate address;

•	you have changed your address within 30 days of the withdrawal or surrender request; or

•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

You may make systematic “Income Plan” withdrawals

Special Withdrawal Services – The Income Plan

We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix D for more information.

Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for a general description of the Principal Plus (formerly known as “Guaranteed Principal Plus”) and Principal Plus for Life (formerly known as “Guaranteed Principal Plus for Life”) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. In addition, Appendix D includes a general description of the Income Plus For Life Series, Principal Plus for Life Plus Automatic Annual Step-Up, and Principal Returns optional benefits Riders for which you may have been eligible to exchange a previously purchased guaranteed minimum withdrawal benefit Rider. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

If you die during the Accumulation Period, your Beneficiary will receive a death benefit that could exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus generally provide for distribution of death benefits if a Contract Owner dies before a Contract’s Annuity Commencement Date. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

Amount of Death Benefit. The death benefit under the Contracts is the greater of:

•    the Contract Value; or

•    the minimum death benefit.

We will decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We will increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix C: “Optional Enhanced Death Benefits”).

Minimum Death Benefit. We determine the Minimum Death Benefit as follows: Minimum death benefit equals the total amount of Purchase Payments, less any amounts deducted in connection with withdrawals.

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We reduce the minimum death benefit proportionally in connection with withdrawals. The amount deducted equals the death benefit under your Contract before the withdrawal times the ratio of the withdrawal amount divided by your Contract Value before the withdrawal.

We may reset the minimum death benefit to equal the Contract Value on the date you substitute or add any Contract Owner. For purposes of subsequent calculations of the death benefit prior to the Maturity Date, the Contract Value on the date of the change will be treated as a payment made on that date. This treatment of Contract Value as a payment is not included in cumulative Purchase Payments. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in Ownership or if Ownership is transferred to the Owner’s spouse.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Distribution of Death Benefits. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see “VII. Federal Tax Matters” and the section titled “Qualified Plan Types” in the SAI).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can only make withdrawals and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following:

•	The Beneficiary will become the Owner.

•

We will allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.

•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

•	We will waive withdrawal charges for all future distributions.

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•

If the deceased Owner’s Beneficiary is a surviving spouse who falls within the definition of spouse under the federal Defense of Marriage Act (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the spouse’s death benefit.

•

If the Beneficiary is not the deceased Owner’s spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

•

Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s spouse. (See “Other Contract Provisions – Spouse” below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix C: “Optional Enhanced Death Benefits” for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.

Annual Step-Up Death Benefit. Under the Annual Step-Up Death Benefit Rider, John Hancock USA and John Hancock New York guarantee a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step-Up Death Benefit was available only at Contract issued and only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.

Enhanced Earnings Death Benefit. (Not available in New York or Washington.) Under the Enhanced Earnings Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under the Enhanced Earnings Rider, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the “appreciation in the Contract Value” proportionally in connection with withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. The Enhanced Earnings Death Benefit was available only at Contract issue and cannot be revoked once elected.

Accelerated Beneficiary Protection Death Benefit. (Not available in New York or Washington). John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit Rider between December, 2003 and December, 2004. The Accelerated Beneficiary Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Accelerated Beneficiary Protection Death Benefit replaces any other death benefit under the Contract. The Accelerated

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Beneficiary Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

Pay-out Period Provisions

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date (including a date later than the Default Maturity Date) at any time, by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

•	you are registered on the website and you are under age 98, and

•	your Contract is active, and not owned by a custodian or continued by a surviving spouse or Beneficiary.

Under our current administrative procedures, however, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise.

We will deny our consent to a later Maturity Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to a Maturity Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Maturity Dates. For Qualified

Contracts, distributions may be required before the Maturity Date (see “VII. Federal Tax Matters – Qualified Contracts – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant turns age 90, unless the Contract’s specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York, the Maturity Date is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

•	a Nonqualified Contract, or

•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

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Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period (after the first Contract year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years. United States Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

•	you will no longer be permitted to make any withdrawals under the Contract;

•	you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

•	we may not change the Annuity Option or the form of settlement; and

•	your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options.

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and might offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years – An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund – An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

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Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years – An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity – An annuity with full payments during the joint lifetimes of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years – An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its “Commuted Value” after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See “Full Surrenders During the Pay-out Period” and “Partial Surrenders During the Pay-out Period” below.)

Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit Riders or exchanged the Rider you purchased with another guaranteed minimum withdrawal benefit Rider (i.e., an Income Plus For Life, Income Plus For Life – Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”). If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with the Income Plus For Life or an Income Plus For Life – Joint Life Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with the Income Plus For Life – Joint Life Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain— This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•	the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

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GMWB Alternate Annuity Option 4: Fixed Period Certain Only – This Annuity Option is available only if:

•	you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and

•	there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•

the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or the Principal Returns Rider that you purchased with your Contract; or

•	the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

Full Surrenders During the Pay-out Period. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments (“Commuted Value”) of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

•

multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” below for a description of an “Annuity Unit”);

•	assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

•	calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

Partial Surrenders During the Pay-out Period. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a × {1– ((b ÷ c) ÷ d)}, where:

a	equals the number of Annuity Units used to determine future payments before the commutation;

b	equals the dollar amount requested to be paid out as part of the commutation;

c	equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

d	equals the Annuity Unit value on the day of the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, c equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 × {1 – (($20,000 ÷ 3412.08) ÷ $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a GMWB Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

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We determine the amount of each Fixed Annuity benefit payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” under “V. Description of the Contract”). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see “Net Investment Factor”) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity benefit payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.72%.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

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Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for additional information.

Optional Guaranteed Minimum Income Benefits

Please see Appendix E: “Optional Guaranteed Minimum Income Benefits” for a general description of the Optional Guaranteed Retirement Income Benefit Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the “Income Base,” which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders cannot be revoked once elected.

Other Contract Provisions

You had a right to cancel your Contract within the permitted time.

Right to Review

You had the right to cancel the Contract by returning it to our Annuities Service Center or to the financial advisor from whom you purchased the Contract at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the right to review period. The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued under sections 408 (IRA) or 408A (Roth IRA) of the Code, during the first 7 days of the right to review period, you receive all Purchase Payments if this is greater than the amount otherwise payable.

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with the financial advisor through whom you purchased the Contract regarding whether your purchase of the Contract was a replacement of an existing contract.

(Applicable to Contracts issued in California Only) Residents in California age 60 and older could have cancelled the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We would have allocated your Purchase Payments to the Money Market Investment Option during this period, and thereafter would have transferred them to the Investment Options you selected. We would have permitted you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancelled the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-Market Investment Option, we would have paid you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we received your returned Contract. If you allocated your Purchase Payments to a Variable Investment Option (other than the Money Market Investment Option), we would have paid you the Contract Value (minus any Unpaid Loans), computed at the end of the Business Day on which we received your returned Contract. You may have been subject to investment losses prior to our receipt of your request for cancellation if you allocated your Purchase Payments to a Variable Investment Option other than the Money Market Variable Investment Option.

You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

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Before requesting a change of ownership or making an assignment of your Contract, you should consider:

•

A change of ownership or a collateral assignment may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

•

In states where permitted, a change of ownership may result in termination of any applicable qualified minimum withdrawal benefit guarantee (If you purchased a GMWB Rider, you can get more information from Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

•

An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.

•	In states where permitted, a substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

•	A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.

•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

•

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is received or accepted (as applicable in the state where your Contract was issued). We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting “Purchase Payment” will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.

The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in your Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing, and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

Federal Definition of Spouse. Any federal tax provisions related to status as a “spouse” are governed by the Federal Defense of Marriage Act (“DOMA”), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

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State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefits payments.

Fixed Investment Options

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and each Company’s General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

Interest Rates and Availability. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see “Special Transfer Services—Dollar Cost Averaging Program” for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

Transfers. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

Renewals. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

Withdrawals. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under “Withdrawals,” above.

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We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a withdrawal is to be taken, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See “VII. Federal Tax Matters” below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances. See Appendix B: “Qualified Plan Types.”

Loans. We offer a loan privilege only to owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under “Qualified Contracts—Loans” (see “VII. Federal Tax Matters”). The loan privilege will not be available if you elected any optional guaranteed minimum withdrawal benefit Rider.

Charges. No asset based charges are deducted from Fixed Investment Options.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see the Fee Tables and the following Appendices: “Optional Enhanced Death Benefits,” “Optional Guaranteed Minimum Withdrawal Benefits” and/or “Optional Guaranteed Minimum Income Benefits.”

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to Purchase Payments that have been in the Contract less than three complete Contract Years.

Amounts to Which Withdrawal Charges Do Not Apply. There is never a withdrawal charge with respect to: earnings accumulated in the Contract; certain other amounts available for withdrawal, described below; or Purchase Payments that have been in the Contract more than three complete Contract Years. In no event may the total withdrawal charges exceed 6% of the amount invested. The amount of the withdrawal charge and when it is assessed are discussed below.

Amounts to Which Withdrawal Charges Do Apply. Each withdrawal from the Contract is allocated first to the amount available without withdrawal charges and second to “unliquidated Purchase Payments.” In any Contract Year, the amount available without withdrawal charges for that year is the greater of:

•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); or

•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments).

The amount withdrawn without withdrawal charges will be applied to a requested withdrawal, first, to withdrawals from variable account Investment Options and then to withdrawals from fixed account Investment Options beginning with those with the shortest guarantee period first and the longest guarantee period last.

Withdrawals in excess of the amount available without withdrawal charges may be subject to withdrawal charges. A withdrawal charge will be assessed against Purchase Payments liquidated that have been in the Contract for less than three years. Purchase Payments will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the amount available without withdrawal charges in the order such Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been liquidated.

Upon a full surrender of a John Hancock USA Contract, the excess of all unliquidated Purchase Payments over the free Withdrawal Amount will be liquidated for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the table below.

Withdrawal Charge (as % of Purchase Payments)

First Year	6%
Second Year	5%
Third Year	4%
Thereafter	0%

The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

The withdrawal charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable withdrawal charge.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

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Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”

There are or may be situations described elsewhere in the Prospectus (e.g., “Reduction or Elimination of Charges and Deductions”), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that we will not increase the amount of the administration fees.

Distribution Fee

A daily fee at an annual effective rate of 0.25% of the value of each Variable Investment Option is deducted from each Subaccount as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract—Death Benefit During Accumulation Period”). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 1.25% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Reduction or Elimination of Charges and Deductions

(Not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that were made to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

•

We consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

•	We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

•

We consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

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•

We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

•

We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

•	There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we provide a reduction in the charges or deductions. In the case of group contracts, we may have issued Contracts with a mortality or expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts have been generally designed. In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time. For further information, contact your financial advisor.

Premium Taxes

We will charge you for premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

1	Based on the state or residence at the time the tax is assessed.
2	We pay premium tax upon receipt of Purchase Payment.
3	0.80% on Purchase Payments in excess of $500,000.
4	Referred to as a “maintenance fee.”

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by or distributions paid to any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by or payable to a foreign person. In addition, we make no guarantee regarding any tax treatment — federal, state, or local — of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal.

•

Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

•

Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Qualified Contracts – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

•

The amount of any required minimum distributions may be increased under the requirements of your Qualified Plan if your Contract has an optional death benefit or other optional benefit Rider. See “Qualified Contracts” below.

You should consult a qualified tax advisor for information on any optional benefit Rider.

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Charitable Remainder Trusts

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute taxable ordinary income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxable currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You may have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from

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the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of contract value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract’s value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date (or Annuity Commencement Date, if earlier) will be a tax-free return of investment, until you have recovered your entire investment in

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the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as if it were a withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	attributable to the Contract Owner becoming disabled (as defined in the tax law);

•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

•

made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;*

•	made under a single-premium immediate annuity contract; or

•	made with respect to certain annuities issued in connection with structured settlement agreements.

*

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular

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subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. It is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account since the Contract provides greater flexibility in allocating premiums and contract values than those annuity contracts described in the rulings.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives and policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Health Care and Education Reconciliation Act of 2010

On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the “Act”) into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose a penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

You may have purchased a Contract for use in connection with certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”). If so, numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of the Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan. If you intend to maintain a Contract for use in connection with a Qualified Plan you should consult a qualified tax advisor.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code

55

imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no “investment in the Contract” and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant’s spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires from the employer who sponsored the Qualified Plan. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner’s death must also comply with RMD requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

Penalty Tax on Premature Distributions

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated Beneficiary” (as defined in the tax law).

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has had a separation from service). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.

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When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may take a distribution:

•	from a traditional IRA and make a “tax-free rollover” to another traditional IRA;

•

from a traditional IRA and make a “tax-free rollover” to a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code;

•	from any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or

•

from a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your spouse is your designated Beneficiary and survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse’s plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary. A beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract which is a traditional IRA.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a “tax-free rollover” to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

Although we allowed a Beneficiary of an IRA who was eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, effective February 2, 2009, we did not allow such an IRA Beneficiary to purchase any of our optional benefit Riders on that Contract (if one had been available).

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer from the plan.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a), or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to withhold a portion of your distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

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Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “converted amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to convert a traditional IRA or other qualified retirement account to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. However, an early distribution penalty tax may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless (a) we receive the Additional Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (b) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment involving a rollover transfer of funds, the transfer may be treated as a taxable transaction.

Loans

You may be eligible for a loan of some or all of your Contract Value if we issued your Contract prior to January 1, 2009 in connection with a section 403(b) retirement arrangement that is not subject to Title 1 of ERISA, and you have not elected a GMWB Rider.

Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax advisor before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

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We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

Please see Appendix B or request a copy of the SAI from the Annuities Service Center for more detailed information regarding Section 403(b) Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican “tax qualified” retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

Designated Roth Accounts within Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

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VIII. General Matters

Asset Allocation Services

We are aware that certain third parties may have offered asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) any such withdrawals may incur a withdrawal charge or other fee under the terms described in this Prospectus, which would be separate and in addition to any other charges and fees you may pay for other withdrawals. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract. You should also refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits,” or Appendix E: “Optional Guaranteed Minimum Income Benefits,” if you purchased one of our optional benefit Riders, for information about the impact of withdrawals on the Rider’s benefits.

Distribution of Contracts

We pay compensation for sales of the Contracts.	John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210-2805. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealer firms that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected firms. We determine which firms to support and the extent of the payments that we may continue to make. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we

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hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

In consideration of these arrangements, a firm may give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing and on-going training and servicing activities by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements differed between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2011, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards; as may be permitted by applicable FINRA rules and other applicable laws and regulations.

In an effort to promote our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the Contracts that they would not receive in connection with contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer, or one product over another product.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact the financial advisor through whom you purchased a Contract for more information on compensation arrangements in connection with your Contract.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the

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financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History	1
Accumulation Unit Value Tables	1
Services	1
Independent Registered Public Accounting Firm	1
Servicing Agent	2
Principal Underwriter	2
Special Compensation and Reimbursement Arrangements	2
State Variations Regarding Recognition of Same-Sex Couples	5
Qualified Plan Types	6
Legal and Regulatory Matters	10
Appendix A: Audited Financial Statements	A-1

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History	1
Accumulation Unit Value Tables	1
Services	1
Independent Registered Public Accounting Firm	1
Servicing Agent	2
Principal Underwriter	2
Special Compensation and Reimbursement Arrangements	2
State Variations Regarding Recognition of Same-Sex Couples	5
Qualified Plan Types	6
Legal and Regulatory Matters	10
Appendix A: Audited Financial Statements	A-1

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2011 and 2010, and its Separate Account financial statements for the year ended December 31, 2011 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2011, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix A: Examples of Calculation of Withdrawal Charge

Example 1 – Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made and there are no withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

Contract Year	Hypothetical Contract Value	Free Withdrawal Amount		Payments Liquidated	Withdrawal Charge
					Percent	Amount
1	$55,000	$5,000	[1]	$50,000	6%	$3,000
2	50,500	5,000	[2]	45,500	5%	2,275
3	35,000	5,000	[3]	45,000	4%	1,200
4	70,000	20,000	[4]	50,000	0%	0

During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior withdrawals in that Contract Year.

[1]

In the first Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free Withdrawal Amount).

[2]

In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free Withdrawal Amount).

[3]

In the example for the third Contract Year, the Contract has negative accumulated earnings ($35,000-$50,000) so the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is applied to total payments less the free Withdrawal Amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for all John Hancock New York Contracts, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).

[4]	There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 3 years.

Example 2 – Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

Hypothetical Contract Value	Withdrawal Requested	Free Withdrawal Amount		Payments Liquidated	Withdrawal Charge
					Percent	Amount
$65,000	$2,000	$15,000	[1]	$0	5%	$0
49,000	5,000	3,000	[2]	2,000	5%	100
52,000	7,000	4,000	[3]	3,000	5%	150
44,000	8,000	0	[4]	8,000	5%	400

The free Withdrawal Amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all withdrawals in that Contract Year.

[1]

For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.

[2]

The Contract has negative accumulate earnings ($49,000 - $50,000), so the free Withdrawal Amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

[3]

For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.

[4]

For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.

A-1

Appendix B: Qualified Plan Types

Plan Type
Traditional IRAs	Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code. In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or withdrawal), are taxable to the payee as ordinary income.

Roth IRAs	Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.

SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.

Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.”

Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to the participant’s severance from employment (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.

For more detailed information about these plan types, you may request an SAI.

B-1

Appendix C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Wealthmark ML3 Contract. If you purchased one of our optional enhanced death benefits, you will pay the monthly charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.

The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

1.	Annual Step-Up Death Benefit
2.	Enhanced Earnings Death Benefit – Not offered in New York or Washington
3.	Accelerated Beneficiary Protection Death Benefit – Not offered in New York or Washington.

Annual Step-Up Death Benefit

If you elected the optional Annual Step-Up Death Benefit, we impose an additional charge at an annual effective rate of 0.20% of the value of the Variable Investment Options. If you purchased the Annual Step-Up Rider from John Hancock USA prior to May 5, 2003 or from John Hancock New York prior to August 1, 2005, however, the fee for this benefit is 0.05%. You could elect this optional benefit only at the time we issued your Contract, if the Rider was then available for sale in your state. Once you elect this benefit, it is irrevocable.

Under this benefit, if the Owner dies before the Contract’s Maturity Date, we will pay an “Annual Step-Up Benefit” to your Beneficiary if it is greater than the death benefit under your Contract. (The death benefit paid under the Annual Step-Up Benefit replaces a lower death benefit under the terms of the Contract.)

The Annual Step-Up Death Benefit is the greatest “Anniversary Value” after the effective date of the Annual Step-Up Death Benefit but prior to the oldest Owner’s 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus any Purchase Payments you have made since that anniversary, minus amounts we deduct for any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

We deduct amounts in connection with withdrawals on a pro rata basis by multiplying the Annual Step-Up Death Benefit payable prior to the withdrawal, by the ratio of the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the Beneficiary under the Contract is the Contract Owner’s surviving spouse and elects to continue the Contract, the optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner subject to our issue age rules. For purposes of calculating the optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, we treat the death benefit paid upon the first Owner’s death as a payment to the Contract. This payment will not be included in cumulative payments. In addition, we will not consider payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death in the determination of the Annual Step-Up Death Benefit for the surviving spouse. We also set all Anniversary Values to zero for Contract Anniversaries prior to the date of the first Owner’s death.

Termination of the Annual Step-Up Death Benefit. The Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s spouse is the Beneficiary, the spouse may elect to continue the Contract (including The Annual Step-Up Death Benefit) as the new Owner.

The continuation of the optional Annual Step-Up Death Benefit to an existing Contract for a surviving spouse may not always be in your interest since an additional fee is imposed for this benefit.

Qualified Plans

If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

Enhanced Earnings Death Benefit

(Not available in New York and Washington)

If you elected the optional Enhanced Earnings Death Benefit, we impose an additional charge at an annual effective rate of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, we will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Enhanced Earnings Death Benefit. Election of the Enhanced Earnings Death Benefit may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Enhanced Earnings Death Benefit provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with withdrawals. The death benefit will also be reduced by the amount of any unpaid loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals.

We deduct amounts in connection with withdrawals on a pro rata basis by multiplying the Enhanced Earnings Death Benefit payable prior to the withdrawal, by the ratio of the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the Beneficiary under the Contract is the deceased Owner’s spouse and elects to continue the Contract, the Enhanced Earnings Death Benefit will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Enhanced Earnings Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Enhanced Earnings Death Benefit payable on the death of the surviving spouse, the Enhanced Earnings Death Benefit will be equal to zero on the date of the first Contract Owner’s death and the Enhanced Earnings Death Benefit payable upon the first Contract Owner’s death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with withdrawals prior to the date of the first Contract Owner’s death, will not be considered in determining the Enhanced Earnings Death Benefit.

Termination of the Enhanced Earnings Death Benefit. The Enhanced Earnings Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Enhanced Earnings Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Enhanced Earnings Death Benefit) as the new Owner.

The election of the Enhanced Earnings Death Benefit on a Contract may not always be in your interest since an additional fee is imposed for this benefit.

Accelerated Beneficiary Protection Death Benefit

(Not available in New York or Washington)

If you elected the optional Accelerated Beneficiary Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Accelerated Beneficiary Protection Death Benefit). The Accelerated Beneficiary Protection Death Benefit was available for Contracts issued between December 8, 2003 and December 31, 2004. If you elected the Accelerated Beneficiary Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.

Under this benefit, if the Owner dies before the Contract’s date of maturity, the Accelerated Beneficiary Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Accelerated Beneficiary Protection Death Benefit is equal to an “Enhanced Earnings Death Benefit” factor plus the greatest of:

•	the Contract Value;

•	the Return of Purchase Payments Death Benefit Factor;

•	the Annual Step-Up Death Benefit Factor; or

•	the Graded Death Benefit Factor.

We deduct any debt under your Contract from the amount described above.

Enhanced Earnings Death Benefit Factor. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Enhanced Earnings Death Benefit factor is equal to 50% multiplied by Earnings, as defined under the Enhanced Earnings Death Benefit Factor calculation of the Accelerated Beneficiary Protection Death Benefit Rider. For purposes of the Enhanced Earnings Death Benefit Factor calculation, Earnings are equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with withdrawals. The maximum Enhanced Earnings Death Benefit Factor is equal to 100% of the Earnings Basis.

Example. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no additional Purchase Payments and you take no withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Accelerated Beneficiary Protection Death Benefit. Based on these assumptions:

•	The “Earnings Basis” is equal to 150% of $100,000, or $150,000.

•	“Earnings” is equal to $175,000 minus $150,000, or $25,000.

•	The “Enhanced Earnings Death Benefit” Factor is equal to 50% of $25,000, or $12,500.

Note that for purposes of the Accelerated Beneficiary Protection Death Benefit, “Earnings” will always be less than the excess of Contract Value over Purchase Payments. In this example, “Earnings” are less than $75,000 (or $175,000 minus $100,000).

Return of Purchase Payments Death Benefit Factor. The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with withdrawals.

Annual Step-Up Death Benefit Factor. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Accelerated Beneficiary Protection Death Benefit Rider but prior to the oldest Owner’s turning age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with withdrawals since that Contract Anniversary.

Graded Death Benefit Factor. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

(1)	is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

Number of Complete Years Payment has been in Contract	Payment Multiplier[1]
0	100%
1	110%
2	120%
3	130%
4	140%
5	150%

[1]

If a Purchase Payment is received on or after the oldest Owner’s 71st birthday, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

(2)	is equal to the sum of Withdrawal Reductions in connection with withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with withdrawals taken plus $250,000.

The Accelerated Beneficiary Protection Death Benefit Factors are separate and distinct from similarly named terms, such as “Annual Step-Up Death Benefit” that may be contained in other optional benefit Riders. The other optional benefit Riders impose separate optional Rider charges and their benefits and limitations may be different.

Withdrawal Reductions. If total withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the “Annual Withdrawal Limit”), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each withdrawal.

The guaranteed death benefits provided by the Accelerated Beneficiary Protection Death Benefit are adjusted at the point of each withdrawal but may be recalculated if subsequent withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionally. If an Additional Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Determination and Distribution of the Accelerated Beneficiary Protection Death Benefit. We determine the death benefit paid under the Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in Good Order.

If the Beneficiary is the deceased Owner’s spouse, and the Accelerated Beneficiary Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Accelerated Beneficiary Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Accelerated Beneficiary Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Accelerated Beneficiary Protection Death Benefit, payable upon the death of the surviving spouse:

•	The Accelerated Beneficiary Protection Death Benefit paid upon the first Owner’s death (“first Accelerated Beneficiary Protection Death Benefit”) is not treated as a Purchase Payment to the Contract.

•

In determining the Enhanced Earnings Death Benefit Factor, on the date the first Accelerated Beneficiary Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Accelerated Beneficiary Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with withdrawals taken after the date the first Accelerated Beneficiary Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date the first Accelerated Beneficiary Protection Death Benefit was paid will not be considered in the determination of the Enhanced Earnings Death Benefit Factor.

•

In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Accelerated Beneficiary Protection Death Benefit was paid will be considered.

Investment Options. We reserve the right to restrict Investment Options at any time. We will notify you in writing at least 30 days prior to restricting an Investment Option. If an Investment Option is restricted, no transfers into the restricted Investment Options will be allowed and no new Purchase Payments may be allocated to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

At the current time, there are no additional Investment Option restrictions imposed when the Accelerated Beneficiary Protection Death Benefit Rider is chosen.

Termination of Accelerated Beneficiary Protection Death Benefit Rider. The Owner may not terminate the Accelerated Beneficiary Protection Death Benefit Rider. However, the Accelerated Beneficiary Protection Death Benefit will terminate automatically upon the earliest of:

•	the date the Contract terminates;

•	the Maturity Date; or

•

the later of the date on which the Accelerated Beneficiary Protection Death Benefit is paid, or the date on which the second Accelerated Beneficiary Protection Death Benefit is paid, if the Contract and Accelerated Beneficiary Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Determination of Accelerated Beneficiary Protection Death Benefit Fee. Prior to termination of the Accelerated Beneficiary Protection Death Benefit Rider, on each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is calculated by multiplying 0.50% by the Accelerated Beneficiary Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Accelerated Beneficiary Protection Death Benefit fee from the amount paid upon withdrawal. The Accelerated Beneficiary Protection Death Benefit fee will be determined based on the Accelerated Beneficiary Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Accelerated Beneficiary Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit (“GMWB”) Riders that may be part of a previously issued Contract:

Income Plus For Life Series Riders:

•	Income Plus For Life 12.08 Series:

¡	Income Plus For Life 12.08

¡	Income Plus For Life – Joint Life 12.08

•	Income Plus For Life (Quarterly Step-Up Review) Series

¡	Income Plus For Life (Quarterly Step-Up Review)

¡	Income Plus For Life – Joint Life (Quarterly Step-Up Review)

•	Income Plus For Life (Annual Step-Up Review) Series*

¡	Income Plus For Life (Annual Step-Up Review)

¡	Income Plus For Life – Joint Life (Annual Step-Up Review)

*	The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as “Income Plus For Life” and “Income Plus For Life – Joint Life.”

Principal Plus for Life Series Riders

•	Principal Plus for Life

•	Principal Plus for Life Plus Automatic Annual Step-Up

Principal Plus Rider

Principal Returns Rider

These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a “Guaranteed Minimum Income Benefit Rider,” in Appendix E.

General Information about Guaranteed Minimum Withdrawal Benefit Riders

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider’s features in the sections that follow.

Forms of Guaranteed Amounts

Our GMWB Riders provide two different types of benefits:

Lifetime Income Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two (“joint”) lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

Guaranteed Withdrawal Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a “Guaranteed Withdrawal Balance”). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)

Please review the “Features” section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or joint lives.

Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” under federal law to be treated as a Covered Person under the Contract. See “Civil Union and Same-Sex Marriage Partners” below.

For Riders issued with Nonqualified Contracts:

•	both spouses must be named as co-Owners of the Contract; or

•	if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:

•	one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

•	the Owner’s spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see “Impact of Divorce” in “V. Description of the Contract – Accumulation Period Provisions” for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders

You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:

•	the Rider was available for sale in the state where the Contract was sold;

•	you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider;

•	the Covered Person complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus); and

•

if you intended the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an “Inherited IRA” or “Beneficiary IRA”), you must have been the surviving spouse of the decedent and you must own the IRA in your own name.

If you were the Beneficiary of a Contract that was intended to qualify as an IRA:

•	you would have been able to continue that Contract in effect as an Inherited IRA, but if the Contract had an existing GMWB Rider, the Rider terminated; and

•	you would not have been permitted to purchase a new GMWB Rider for use with the Contract.

Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

Age Restrictions. We did not make any of the GMWB Riders available if you (or the older Owner with GMWB joint life Riders) were age 81 or older at the time you purchased your Contract.

Civil Union and Same-Sex Marriage Partners. The Riders generally are designed to comply with current federal tax provisions related to status as a “spouse” under the federal Defense of Marriage Act (“DOMA”). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same-sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a “spouse” who falls within the DOMA definition. See the SAI for a table identifying the states where currently allowed. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:

•	on the date we determine the death benefit;

•	after the Annuity Commencement Date at the time an Annuity Option begins; or

•	at full surrender of the Contract; or

•	depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life 12.08 Series Riders. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life 12.08 or Income Plus For Life – Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life (Quarterly Step-Up Review) Series Riders. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life – Joint Life (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life (Annual Step-Up Review) Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the Income Plus For Life (Annual Step-Up Review) or Income Plus For Life – Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Principal Plus for Life. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

Fee for Principal Plus for Life Plus Automatic Annual Step-Up. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

Fee for Principal Plus. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted by the amount of any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

Fee for Principal Returns. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments

Your Contract requires that you must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract. We do not permit Additional Purchase Payments during a Rider’s Settlement Phase (see “Settlement Phase,” below). Other limitations on additional payments may vary by state.

Special Purchase Payment limits on Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we also will not accept, without our prior approval, an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts (not applicable to Principal Plus, which applies Nonqualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a Qualified Plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

•

on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

•

for the year that you become age 70 1/2 and for any subsequent years, if we issued your Contract in connection with an IRA, we will only accept an Additional Purchase Payment that qualifies as a “rollover contribution”; but

•	we will not accept any Purchase Payment after the oldest Covered Person becomes age 81.

You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with Qualified Plans, including IRAs.

If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.

If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)    among the currently available individual Investment Options (see “Available Individual Investment Options” below); or

(b)    in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see “Restricted Model Allocations” below).

Subject to our restrictions on frequent trading:

•    if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or

•    if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in “V. Description of the Contract—Accumulation Period Provisions – Withdrawals.” We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

You should consult with your registered representative to assist you in determining whether investing in any individual Investment Option or Model Allocation is suitable for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:

•	Core Fundamental Holdings Trust

•	Core Global Diversification Trust

•	Core Strategy Trust

•	Lifestyle Balanced Trust

•	Lifestyle Conservative Trust

•	Lifestyle Growth Trust

•	Lifestyle Moderate Trust

•	Money Market Trust

•	Total Bond Market Trust A

•	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option in connection with your selected Investment Options.

Restricted Individual Investment Options. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted (“Restricted Options”):

•	American Asset Allocation Trust

•	Capital Appreciation Value Trust

•	Core Allocation Plus Trust

•	Disciplined Diversification Trust

•	Franklin Templeton Founding Allocation Trust (not available with any GMWB Rider purchased after December 15, 2008, other than Principal Plus for Life and Principal Returns.)

•	Fundamental Holdings Trust

•	Global Diversification Trust

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restricted Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. You should read a Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

Restricted Model Allocations. We do not currently make “Model Allocations” available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Source Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following Model Allocation was available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

Restricted Model Allocation for a Guaranteed Minimum Withdrawal Benefit Rider:

Model Allocation Name	Model Allocation Percentage		Portfolio Name
Fundamental Holdings of America (not available after April 30, 2009)	15 25 25 35	% % % %	American International Trust American Growth Trust American Growth-Income Trust Bond Trust

Additional Restricted Model Allocations for Principal Plus (formerly known as Guaranteed Principal Plus). If you purchased a Contract with a Principal Plus Rider on or after December 8, 2003 (for John Hancock USA Contracts) or on or after May 10, 2004 (for John Hancock New York Contracts), but prior to August 16, 2004, you may continue to invest in one of the Restricted Model Allocations shown below if you were invested in that Model Allocation on August 16, 2004. These Restricted Model Allocations are not available for Contracts issued with Principal Plus on or after August 16, 2004. If you were invested in a Restricted Model Allocation on August 16, 2004, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in any available Fixed Investment Option under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any Variable Investment Option other than as permitted in that Model Allocation.

Restricted Model Allocations. The following eight Model Allocations were available with Principal Plus for Contracts issued prior to August 16, 2004 as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocation.

Restricted Model Allocations for Principal Plus:

Model Allocation Name	Percentage of Allocation	Portfolio Name
Conservative Income Strategy (formerly, “Scudder Conservative Income Strategy”):	64.00% 10.00% 7.00% 6.00% 3.00% 2.00% 2.00% 2.00% 1.00% 1.00% 1.00% 1.00%	Investment Quality Bond Trust Active Bond Trust
Fundamental All Cap Core Trust 500 Index Trust B
International Value Trust
Total Stock Market Index Trust Real Estate Securities Trust
Small Cap Index Trust Fundamental Large Cap Value Trust Global Trust
International Equity Index Fundamental Value Trust
Growth Strategy (formerly, “Scudder Growth Strategy”):	23.00% 18.00% 14.00% 11.00% 8.00% 6.00% 5.00% 5.00% 4.00% 2.00% 2.00% 2.00%

500 Index Trust B

Fundamental All Cap Core Trust

International Value Trust

Investment Quality Bond Trust

Fundamental Value Trust

Fundamental Large Cap Value Trust

Total Stock Market Index Trust

Small Cap Index Trust

Real Estate Securities Trust

Global Trust

International Equity Index Trust

Active Bond Trust

Growth & Income Strategy (formerly, “Scudder Growth & Income Strategy”):	32.00% 17.00% 15.00% 9.00% 5.00% 4.00% 4.00% 3.00% 3.00% 2.00% 2.00% 4.00%

Investment Quality Bond Trust

500 Index Trust B

Fundamental All Cap Core Trust

International Value Trust

Active Bond Trust

Total Stock Market Index Trust

Fundamental Value Trust

Fundamental Large Cap Value Trust

Real Estate Securities Trust

Global Trust

International Equity Index Trust

Small Cap Index Trust

Income & Growth Strategy (formerly, “Scudder Income & Growth Strategy”):	46.00% 13.00% 11.00% 7.00% 6.00% 3.00% 3.00% 3.00% 2.00% 2.00% 2.00% 2.00%

Investment Quality Bond Trust

Fundamental All Cap Core Trust

500 Index Trust B

Active Bond Trust

International Value Trust

Total Stock Market Index Trust

Fundamental Value Trust

Small Cap Index Trust

Fundamental Large Cap Value Trust

Global Trust Series

International Equity Index Trust

Real Estate Securities Trust

Growth Focus:	45.00% 40.00% 15.00%	500 Index Trust B Investment Quality Bond Trust Fundamental All Cap Core Trust

Model Allocation Name	Percentage of Allocation	Portfolio Name

Sector Focus:	40.00% 30.00% 15.00% 15.00%	Investment Quality Bond Trust Total Stock Market Index Trust Real Estate Securities Trust Fundamental All Cap Core Trust
US All-Capitalization:	40.00% 15.00% 15.00% 15.00% 15.00%	Investment Quality Bond Trust 500 Index Trust B Small Cap Index Trust Fundamental All Cap Core Trust Mid Cap Index Trust
Value Focus:	40.00% 30.00% 15.00% 15.00%	Investment Quality Bond Trust Fundamental All Cap Core Trust Fundamental Large Cap Value Trust Fundamental Value Trust

1	If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and, when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios,” as well as the Portfolio’s prospectus. You can obtain a Prospectus containing more complete information on each of the Portfolios by contacting the respective Annuities Service Center shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

We reserve the right to:

•	limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;

•	require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;

•	limit your ability to transfer between existing Investment Options; and/or

•	require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

Increases in Guaranteed Amounts

We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments, Credits and Step-Ups:

Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.

Credits. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

Step-Ups. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider’s features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders

Overview. Each of our GMWB Riders permit you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the “Lifetime Income Amount”) during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the “Guaranteed Withdrawal Amount”), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during a Rider’s Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the “Features” section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

Pre-authorized Withdrawals – The Income Made Easy Program. If you purchased a GMWB Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.

The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:

•	you select option A, B or C; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% penalty tax under the Code;

•	reduce the death benefit and other optional benefits;

•	cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and

•	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your spouse). The Life Expectancy Distribution program may provide one or more of the following:

•	Pre-59 1/2 Distributions-these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or

•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

•

Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters – Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the “Features” section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider’s guarantees.

The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) or the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a GMWB Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the “Features” section of each Rider for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract – Pay-out Period Provisions”).

When you take withdrawals:

•	you will have the flexibility to start and stop withdrawals;

•	you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

•	you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

•

you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders; and

•	you reduce the Contract Value available for annuitization.

When you annuitize:

•	you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);

•	your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

•	you will no longer have access to the Contract Value; and

•

your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

No Loans under 403(b) Plans. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) Plans is NOT available if you elected any of our GMWB Riders.

Features of Income Plus For Life 12.08 Series Riders

Form of Guaranteed Amounts

The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life 12.08).

IPFL 12.08 Series Rider Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or

•	(for Income Plus For Life – Joint Life 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Lifetime Income Amount reduces to zero and the Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life – Joint Life 12.08); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life Joint – Life 12.08 Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:

•

(for Income Plus For Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1/2 (age 61 in NY).

•

(for Income Plus For Life – Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would turn age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life – Joint Life 12.08) turns age 59 1/2. Once you purchased a Rider, the earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life 12.08 – 5%

•	Income Plus For Life – Joint Life 12.08 – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life 12.08 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life 12.08 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 12.08) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life 12.08 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since that is the Contract Anniversary before you turn age 59 1/2. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.

Increases in Guaranteed Amounts

Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, because the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life 12.08 Series Riders provide the following Credit features:

•	Annual Credit Rate –

¡	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:

•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

¡	For Contracts issued in New York with Income Plus For Life 12.08, the Credit will be equal to:

•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.

¡

For Contracts issued in New York with Income Plus For Life – Joint Life 12.08, there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your spouse turns age 61, the Credit on the following Contract Anniversary will equal:

•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•

Credit Period (for Annual Credits) for Income Plus For Life 12.08 and Income Plus For Life – Joint Life 12.08 (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•

Credit Period (for Annual Credits) for Income Plus For Life – Joint Life 12.08 (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life 12.08 Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the Income Plus For Life 12.08 Rider; or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We may refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% × $112,350).

Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

•	the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount.

The Target Amount is 170% of all “Adjusted Purchase Payments” made in the first Contract Year after you purchased the Rider plus 100% of all subsequent “Adjusted Purchase Payments” you make (subject to our Purchase Payment limits) up to the Target Date.

“Adjusted Purchase Payments” for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.

We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Step-Ups. The Income Plus For Life 12.08 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up (4.75% for Income Plus For Life – Joint Life 12.08 Riders outside New York; 4.5% in New York), and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% × $125,000).

Step-Ups may occur only while the Income Plus For Life 12.08 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life 12.08 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Death Benefit During Accumulation Period” in “V. Description of the Contract”). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 – $11,000) and the Lifetime Income Amount would be $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life – Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

EXAMPLE (Income Plus For Life – Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life – Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is

$100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or

•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life 12.08 Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life 12.08 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for the Rider you purchased (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life 12.08 Series Riders (see the “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life 12.08 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:

•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

•	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life 12.08. If the Beneficiary does not take the death benefit as a lump sum, the following will apply:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE 12.08:
1. Not the Covered Person

•      may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider fee based on the recalculated Benefit Base.

•      enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•      continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life 12.08 fee at that time.

2. The Covered Person	• ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life 12.08 Rider fee (see “Rider Fees – Fee for Income Plus For Life 12.08 Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life 12.08 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for Income Plus For Life 12.08) the death or removal of the Covered Person;

•	(for Income Plus For Life – Joint Life 12.08) the death or removal of the last Covered Person remaining under the Rider;

•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Features of Income Plus For Life (Quarterly Step-Up Review) Series Riders

Income Plus For Life (Quarterly Step-Up Review) Series Definitions

The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.

Age 59 Contract Anniversary means the Contract Anniversary on, or next following, the date:

•	the Covered Person turns age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or

•	the younger Covered Person turns age 59 under an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider.

Adjusted Step-Up Value: We establish tentative Step-Up values on each “Interim Review Date” (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

Interim Review Date: Each of the quarterly dates on which we compare the Rider’s Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts

The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life –Joint Life (Quarterly Step-Up Review)).

IPFL (Quarterly Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or

•	(for Income Plus For Life – Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•

the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life – Joint Life (Quarterly Step-Up Review) ); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:

•

(for Income Plus For Life (Quarterly Step-Up Review)) you were age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1/2 (age 61 in New York).

•

(for Income Plus For Life – Joint Life (Quarterly Step-Up Review)) both you and your spouse were age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would turn age 58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life (Quarterly Step-Up Review) – 5%

•	Income Plus For Life – Joint Life (Quarterly Step-Up Review) – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life (Quarterly Step-Up Review) Rider.

Increases in Guaranteed Amounts

Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:

•	Annual Credit Rate –

¡	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:

•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

¡	For Contracts issued in New York with Income Plus For Life (Quarterly Step-Up Review), the Credit will be equal to:

•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.

o	For Contracts issued in New York with Income Plus For Life – Joint Life (Quarterly Step-Up Review), there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your spouse turns age 61, the Credit on the following Contract Anniversary will equal:

•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•

Credit Period (for Annual Credits) for Income Plus For Life (Quarterly Step-Up Review) and Income Plus For Life – Joint Life (Quarterly Step-Up Review) (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•

Credit Period (for Annual Credits) for Income Plus For Life – Joint Life (Quarterly Step-Up Review) (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider; or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:

•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchased the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we would apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount would increase to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we would apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount would increase to $5,700 (5% × $114,000).

Now assume you took an Excess Withdrawal of $10,000 during the third Contract Year that reduced the Benefit Base to $100,000, and you took no withdrawal and made an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there was no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we would apply an Annual Credit to the Benefit Base. The Credit would be based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base would increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount would increase to $5,618 (5% × $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life – Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the “Target Amount”(see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person reached age 59.

The Target Amount is the greater of:

•

200% of all “Adjusted Purchase Payments” (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or

•	the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:

•	(200% × $100,000) + (100% × $25,000) = $225,000; or

•	200% × $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.

Step-Ups. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:

•	the Contract Value on that date; and

•	the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:

•	the Contract Value on the Contract Anniversary; or

•	the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, were 61, you took no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary was $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years was $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% × $125,000). If no withdrawals were taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary would equal $8,750 (7% × $125,000).

In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider’s Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an “Interim Review Date.”

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments (“Adjusted Step-Up Value”), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Excess Withdrawals, with limited exceptions, lower your Lifetime Income Amount. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.

In this case, you would have reduced your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would have reduced your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000—$5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000—$11,000) and the Lifetime Income Amount would be $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 – 10% × $110,000 = $110,000—$11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

The Income Plus For Life (Quarterly Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value declines to zero.

The settlement amount we pay to you under the Rider varies:

•

If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you purchased the Income Plus For Life (Quarterly Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider) reached age 58 1/2 (age 61 for NY Income Plus For Life (Quarterly Step-Up Review) Series Riders) and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life (Quarterly Step-Up Review). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE (Quarterly Step-Up Review):
1. Not the Covered Person

•       may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider fee based on the recalculated Benefit Base.

•       enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•       continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Quarterly Step-Up Review) fee at that time.

2. The Covered Person	• ends without any further benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner’s spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life (Quarterly Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider fee (see “Rider Fees – Fee for Income Plus For Life (Quarterly Step-Up Review) Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for Income Plus For Life (Quarterly Step-Up Review)) the death of the Covered Person;

•	(for Income Plus For Life – Joint Life (Quarterly Step-Up Review)) the death of the last Covered Person remaining under the Rider;

•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Features of Income Plus For Life (Annual Step-Up Review) Series Riders

Income Plus For Life (Annual Step-Up Review) has previously been referred to as “Income Plus For Life.”

Form of Guaranteed Amounts

Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life (Annual Step-Up Review)).

IPFL (Annual Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

•	(for Income Plus For Life – Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Annual Step-Up Review); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, a Target Amount adjustment and Step-Ups as provided in the Rider.

Lifetime Income Date . The Lifetime Income Date is the date you purchased the Rider if:

•

(for Income Plus For Life (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 59 1/2 (age 61 in New York) .

•

(for Income Plus For Life – Joint Life (Annual Step-Up Review)) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would turn age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life (Annual Step-Up Review) – 5%

•	Income Plus For Life – Joint Life (Annual Step-Up Review) – 4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life (Annual Step-Up Review) Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life (Annual Step-Up Review)) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

Increases in Guaranteed Amounts

Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

Credits. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:

•	Annual Credit Rate:

¡	7% for Riders purchased on or after January 17, 2008 and outside of New York;

¡	6% for Riders purchased before January 17, 2008 or in New York.

•

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York).

Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% × $112,350).

EXAMPLE (Income Plus For Life – Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% × $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% × $106,000).

•

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% × $100,000). The Lifetime Income Amount will increase to $5,320 (4.75% × $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000 + $6,300) and the Lifetime Income Amount will increase to $5,287 (4.75% × $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount (see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.

Step-Ups. The Income Plus For Life (Annual Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to the Contract Value on that date.

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees – Fee for Income Plus For Life (Annual Step-Up Review) Series Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% × $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life (Annual Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We will reduce the death benefit on a dollar-for-dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once a withdrawal exceeds the Lifetime Income Amount, we will reduce the death benefit on a pro rata basis by the entire amount of that withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, and your Lifetime Income Amount is $5,000, we will reduce your Guaranteed Minimum Death Benefit on a pro rata basis for the amount of the Excess Withdrawal. That means we will reduce the Account Value to $72,000 and the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000), to $90,000 ($100,000 – 10% × $100,000).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:

•

any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see “Benefit Rate” above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $4,000 – 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life – Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $3,800 – 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See “Settlement Phase” in this section, below.)

Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:

•	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

•	the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

•	you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or

•

you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person turned age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

•	the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

¡	the Excess Withdrawal amount; divided by

¡	the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life (Annual Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for the Rider you purchased (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life (Annual Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the

Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year,

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value declines to zero.

The settlement payment we pay to you under the Rider varies:

•

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life (Annual Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following will apply:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
1. Not the Covered Person and the Beneficiary is the deceased Owner’s spouse

•      may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider fee based on the recalculated Benefit Base.

•      enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•      continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Annual Step-Up Review) fee at that time.

2. Not the Covered Person and the Beneficiary is not the deceased Owner’s spouse

•      may continue in the same manner as 1.

•      enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•      does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life (Annual Step-Up Review) fee at that time.

3. The Covered Person and the Beneficiary is the deceased Owner’s spouse	• ends without any further benefit.
4. The Covered Person and the Beneficiary is not the deceased Owner’s spouse	• ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life (Annual Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life (Annual Step-Up Review) Rider fee (see “Fee for Income Plus For Life (Annual Step-Up Review) Series Riders” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Termination of Rider

You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	the death or removal of the Covered Person; or

•	termination of the Contract.

Features of Principal Plus and Principal Plus for Life Series Riders

Forms of Guaranteed Amounts

Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. Principal Plus does not provide a lifetime income guarantee.

Principal Plus and PPFL Benefits

Lifetime Income Amount (Not applicable to Principal Plus). The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract an Owner, Beneficiary or Annuitant under the Contract.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5%); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Lifetime Income Date (Not applicable to Principal Plus). The Lifetime Income Date is the date you purchased the Rider if:

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 58 1/2.

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 59 1/2.

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 65.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

The Riders refer to the Benefit Base as the “Guaranteed Withdrawal Balance.”

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take a withdrawal. We may reduce the Benefit Base to reflect the withdrawal either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate

The Benefit Rate is:

•	Principal Plus – 5.00%

•	Principal Plus for Life – 5.00%

•	Principal Plus for Life Plus Automatic Annual Step-Up – 5.00%

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Increases in Guaranteed Amounts

Additional Purchase Payments – Principal Plus Rider. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:

•	5% of the Benefit Base immediately after the Additional Purchase Payment; or

•	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

Additional Purchase Payments – Principal Plus for Life Series Riders. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

•	in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

¡	5% of the Benefit Base immediately after the Additional Purchase Payment; or

¡	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

•	in the case of the Lifetime Income Amount, to equal the lesser of:

¡	5% of the Benefit Base immediately after the Additional Purchase Payment; or

¡	the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

Credits. The Riders provide the following Credit features:

•	Credit Rate – 5%.

•	initial Credit Period
¡	(for Principal Plus) – the first 5 Contract Years.

¡

(for Principal Plus for Life Series Riders issued prior to May 1, 2007) – the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person turns age 80.

¡	(for Principal Plus for Life Series Riders issued on and after May 1, 2007) – the first 10 Contract Years.

•

extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) – Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:

•

by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see “Withdrawals, Distributions and Settlements”); otherwise

•	by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount will increase to $5,250 (5% × $105,000).

•

At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount will increase to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime Income Amount will increase to $5,513 (5 × $110,250).

Step-Ups. The Principal Plus and Principal Plus For Life Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:

•	(for Principal Plus and Principal Plus for Life) 0.75%, and

•	(for Principal Plus for Life Plus Automatic Annual Step-Up) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:

•	(for Principal Plus) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.

•

(for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.

•

(for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) – the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.

•	(for Riders issued in Oregon) – we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.

•

(for Principal Plus for Life Riders with endorsement) – we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th

Contract Anniversary (or when the Covered Person turns the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% × $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Principal Plus or Principal Plus for Life Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Principal Plus and Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives (does not apply to Principal Plus, which permits withdrawals until the Benefit Base is depleted to zero), subject to the terms and conditions of the Rider. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your

Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) taken during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

•	the Guaranteed Withdrawal Amount prior to the withdrawal; or

•	5% of the greater of: (a) the Contract Value after the withdrawal or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:

•	the Lifetime Income Amount prior to the withdrawal; or

•	5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Plus or Principal Plus for Life Series Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. We also offer the Income Made Easy Program for Principal Plus, and the full allowable amount is based on the Guaranteed Withdrawal Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see “Pre-authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

For Principal Plus, the Company’s Life Expectancy Amount for each year is equal to the greater of:

•	the Contract Value as of the applicable date divided by the Owner’s life expectancy; or

•	the Benefit Base as of the applicable date divided by the Owner’s life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner’s life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on distribution requirements under the Code.

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Settlement Phase. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see “Settlement Phase” below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus’s Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus’s Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Prospectus described in “Accumulation Period Provisions.”

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in “Impact of Death Benefits,” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus’s Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract described in the “Accumulation Period Provisions – Payment of Death Benefit” provision of this Prospectus.

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:

•

You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.

•

You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value.

•

We will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount.

•

After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary does not take the death benefit as a lump sum, the following will apply:

If the Beneficiary is:	Then PRINCIPAL PLUS:
1. The deceased Owner’s spouse	• Continues if the Benefit Base is greater than zero.

•      Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

•      Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

• Continues to impose the Principal Plus fee.

•      Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.

2. Not the deceased Owner’s spouse

•      Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

If the Deceased Owner is:	Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
1. The Covered Person and the Beneficiary is the deceased Owner’s spouse

•      Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We will automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.

• Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.
• Continues to impose the Principal Plus for Life fee.

•      Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

2. The Covered Person and the Beneficiary is not the deceased Owner’s spouse

•      Continues in the same manner as 1, except that Principal Plus for Life does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

3. Not the Covered Person and the Beneficiary is the deceased Owner’s spouse

•      Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we will determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

If the Deceased Owner is:	Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
4. Not the Covered Person and the Beneficiary is not the deceased Owner’s spouse

•      Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we will determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

•      In this case, does not continue to be eligible for any remaining Bonuses and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner’s spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner’s spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Termination of Rider

You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

•	under Principal Plus, the date the Benefit Base depletes to zero; or

•	under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or

•	under Principal Plus, the Maturity Date under the Contract; or

•	under Principal Plus for Life Series Riders, the date an Annuity Option begins; or

•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Features of Principal Returns Rider

Form of Guarantee

The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).

In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.

The Rider does not provide a lifetime income guarantee.

Benefit Base

The Rider refers to the Benefit Base as the “Guaranteed Withdrawal Balance.” The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Benefit Rate

The Benefit Rate is 8%.

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts

Additional Purchase Payments. We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, (subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:

•	8% of the Benefit Base immediately after the Purchase Payment; or

•	the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider’s Accumulation Benefit (see following section).

Accumulation Benefit (not available for Riders issued in the state of Washington). As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we will calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value will equal the greater of:

•	the amount of your initial Purchase Payments, up to $5 million; or

•	your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.

Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period will reflect these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.

If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You will not be eligible for an Accumulation Benefit if you take a withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

Step-Ups. The Principal Returns Rider provides Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts.

We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount.

The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

Overview. Although the Rider guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount could be significantly reduced.

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Guaranteed Withdrawal Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider. Your future Guaranteed Withdrawal Amount could be significantly reduced if your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

•	the Guaranteed Withdrawal Amount prior to the withdrawal; or

•	8% of the greater of: (a) the Contract Value after the withdrawal; or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Returns Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Returns Rider (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and Benefit Base. We will not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for the Rider’s Accumulation Benefit at your 10th Contract Anniversary.

Settlement Phase. The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Life Expectancy Distribution Program”). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in “Accumulation Period Provisions – Death Benefit During Accumulation Period” section of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in “Impact of Death Benefits” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract, described in the “Accumulation Period Provisions – Death Benefit During Accumulation Period” provision of the Prospectus.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:

•	Continues if the Benefit Base is greater than zero.

•	Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.

•

Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

•	Continues to impose the Rider fee.

•

Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.

•

Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have turned age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner’s spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Termination of Rider

You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

•	the date the Benefit Base and the Contract Value both deplete to zero; or

•	the date an Annuity Option under the Contract begins; or

•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Appendix E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Wealthmark ML3 Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any guaranteed minimum income benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

John Hancock USA

Guaranteed Retirement Income Benefit* II

Guaranteed Retirement Income Benefit* III

John Hancock New York

Guaranteed Retirement Income Benefit* II

The optional Guaranteed Retirement Income Benefits guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

*May also, in marketing and other materials, be referred to as “Guaranteed Retirement Income Programs.”

John Hancock USA

Availability of Guaranteed Retirement Income Benefits

John Hancock USA offered two versions of the Guaranteed Retirement Income Benefit. Guaranteed Retirement Income Benefit II was available for Contracts issued between July 2001, and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Benefit III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III below.

Conditions of Exercise. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

•	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III

The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Benefit monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Growth Factor Income Base:

The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Guaranteed Retirement Income Benefit II Growth Factor: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Guaranteed Retirement Income Benefit III Growth Factor: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant’s turning age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Guaranteed Retirement Income Benefit II Income Base Reductions: Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal; and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Guaranteed Retirement Income Benefit III Income Base Reductions: If total withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the withdrawal. If total withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.

Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal; and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “Pay-Out Period Provisions – Annuity Options” in “V. Description of the Contract”).

Life Annuity with a 10-Year Period Certain – Available for both Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III.

Joint and Survivor Life Annuity with a 20-Year Period Certain – Available for Contracts with Guaranteed Retirement Income Benefit II issued prior to January 27, 2003 (availability may vary by state).

Joint and Survivor Life Annuity with a 10-Year Period Certain – Available for Guaranteed Retirement Income Benefit III and for Contracts issued with Guaranteed Retirement Income Benefit II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with Guaranteed Retirement Income Benefit is that annuity benefits payable under Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Benefit Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Guaranteed Retirement Income Benefit Rider	Annual Fee
Guaranteed Retirement Income Benefit II	0.45%
Guaranteed Retirement Income Benefit III	0.50%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Benefit

A Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;

•	the termination of the Contract for any reason; or

•	the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of a Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Benefit.

Hence, you should consider that because (a) a Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of a Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Benefits do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Benefits should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Benefit.

John Hancock New York

Availability of Guaranteed Retirement Income Benefit

John Hancock New York offered Guaranteed Retirement Income Benefit II for Contracts issued between December 2, 2002 and June 11, 2004.

Conditions of Exercise. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

•	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

Income Base

The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Benefit II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Benefit monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Growth Factor Income Base (Guaranteed Retirement Income Benefit II only): The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Growth Factor: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant’s turning age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Income Base Reductions: Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal; and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal; and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “Pay-Out Period Provisions – Annuity Options” in “V. Description of the Contract”):

•	Life Annuity with a 10-Year Period Certain;

•	Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with the Guaranteed Retirement Income Benefit is that annuity benefits payable under the Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Benefit Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Guaranteed Retirement Income Benefit Rider	Annual Fee
Guaranteed Retirement Income Benefit II	0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal

Termination of Guaranteed Retirement Income Benefit

The Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;

•	the termination of the Contract for any reason; or

•	the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of the Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Benefit.

You should consider that because (a) the Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Benefits do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Benefits should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Benefit.

Appendix U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges.)

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

•	Wealthmark ML3 Contracts with no optional benefit Riders;

•	Wealthmark ML3 Contracts with the Annual Step-Up Death Benefit optional benefit Rider;

•	Wealthmark ML3 Contracts with the Enhanced Earnings Death Benefit optional benefit Rider; and

•	Wealthmark ML3 Contracts with the Annual Step-Up Death Benefit optional benefit Rider and the Enhanced Earnings Death Benefit optional benefit Rider.

Please note Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, Income Plus For Life, Income Plus For Life – Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Returns and the Accelerated Beneficiary Protection Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

U-1

Wealthmark ML3

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Wealthmark ML3 Variable Annuity

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
500 Index Trust B - NAV Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	10.607	9.389	7.554	12.229	12.500	—	—	—	—	—
Value at End of Year	10.629	10.607	9.389	7.554	12.229	—	—	—	—	—
Wealthmark ML3 No. of Units	697,076	763,933	894,346	980,416	1,262,185	—	—	—	—	—
NYWealthmark ML3 No. of Units	78,551	81,025	96,376	100,865	108,137	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	10.588	9.376	7.548	12.225	12.500	—	—	—	—	—
Value at End of Year	10.604	10.588	9.376	7.548	12.225	—	—	—	—	—
Wealthmark ML3 No. of Units	305,022	327,938	362,709	358,937	418,233	—	—	—	—	—
NYWealthmark ML3 No. of Units	194,020	202,773	215,151	223,681	274,258	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	10.530	9.339	7.529	12.213	12.500	—	—	—	—	—
Value at End of Year	10.530	10.530	9.339	7.529	12.213	—	—	—	—	—
Wealthmark ML3 No. of Units	477,336	544,366	665,821	656,516	860,913	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	10.511	9.326	7.523	12.209	12.500	—	—	—	—	—
Value at End of Year	10.506	10.511	9.326	7.523	12.209	—	—	—	—	—
Wealthmark ML3 No. of Units	136,372	142,824	151,644	159,304	200,698	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	10.453	9.289	7.504	12.196	12.500	—	—	—	—	—
Value at End of Year	10.432	10.453	9.289	7.504	12.196	—	—	—	—	—
Wealthmark ML3 No. of Units	76,642	113,628	124,277	132,238	151,793	—	—	—	—	—

Active Bond Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	15.787	14.115	11.537	13.127	13.036	—	—	—	—	—
Value at End of Year	16.414	15.787	14.115	11.537	13.127	—	—	—	—	—
Wealthmark ML3 No. of Units	252,634	305,415	352,720	396,541	595,668	—	—	—	—	—
NYWealthmark ML3 No. of Units	20,998	23,410	23,573	27,613	29,596	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.742	14.082	11.515	13.110	13.023	—	—	—	—	—
Value at End of Year	16.359	15.742	14.082	11.515	13.110	—	—	—	—	—
Wealthmark ML3 No. of Units	81,370	88,953	120,280	121,515	163,090	—	—	—	—	—
NYWealthmark ML3 No. of Units	82,118	93,733	108,145	125,328	166,983	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	15.609	13.983	11.452	13.057	12.984	—	—	—	—	—
Value at End of Year	16.196	15.609	13.983	11.452	13.057	—	—	—	—	—
Wealthmark ML3 No. of Units	190,885	237,647	285,720	302,163	407,522	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	15.564	13.951	11.431	13.040	12.971	—	—	—	—	—
Value at End of Year	16.142	15.564	13.951	11.431	13.040	—	—	—	—	—
Wealthmark ML3 No. of Units	61,178	64,271	63,728	62,503	85,843	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	15.432	13.853	11.368	12.988	12.932	—	—	—	—	—
Value at End of Year	15.981	15.432	13.853	11.368	12.988	—	—	—	—	—
Wealthmark ML3 No. of Units	43,037	49,886	54,091	58,281	70,561	—	—	—	—	—

AIM V.I. Utilities Fund Portfolio (formerly INVESCO VIF-Utilities Fund Portfolio) (substituted with JHT Total Stock Market Index Trust eff 5-03-07) Series I Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	22.191	19.308	15.887	13.749	12.500
Value at End of Year	—	—	—	—	—	27.386	22.191	19.308	15.887	13.749
Wealthmark ML3 No. of Units	—	—	—	—	—	51,594	58,086	43,917	29,487	509
NYWealthmark ML3 No. of Units	—	—	—	—	—	8,683	9,575	9,210	6,681	—

U-2

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	22.155	19.287	15.878	13.748	12.500
Value at End of Year	—	—	—	—	—	27.329	22.155	19.287	15.878	13.748
Wealthmark ML3 No. of Units	—	—	—	—	—	12,023	26,382	21,166	24,167	1,823
NYWealthmark ML3 No. of Units	—	—	—	—	—	36,532	43,123	34,600	20,038	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	22.048	19.222	15.848	13.743	12.500
Value at End of Year	—	—	—	—	—	27.156	22.048	19.222	15.848	13.743
Wealthmark ML3 No. of Units	—	—	—	—	—	28,950	42,795	29,212	22,690	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	22.012	19.201	15.839	13.741	12.500
Value at End of Year	—	—	—	—	—	27.098	22.012	19.201	15.839	13.741
Wealthmark ML3 No. of Units	—	—	—	—	—	6,408	8,168	8,675	4,624	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	19.984	17.458	14.423	12.500	—
Value at End of Year	—	—	—	—	—	24.566	19.984	17.458	14.423	—
Wealthmark ML3 No. of Units	—	—	—	—	—	9,200	10,481	9,605	8,079	—

Alger American Balanced Portfolio (substituted with JHT Index Allocation Trust eff 5-03-07) - Class S Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	16.308	17.696	14.946	12.798	12.500
Value at End of Year	—	—	—	—	—	16.757	16.308	17.696	14.946	12.798
Wealthmark ML3 No. of Units	—	—	—	—	—	260,329	368,707	92,140	288,197	7,280
NYWealthmark ML3 No. of Units	—	—	—	—	—	28,139	36,092	6,431	24,611	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	16.282	17.676	14.937	12.796	12.500
Value at End of Year	—	—	—	—	—	16.722	16.282	17.676	14.937	12.796
Wealthmark ML3 No. of Units	—	—	—	—	—	79,171	113,502	43,928	168,446	11,414
NYWealthmark ML3 No. of Units	—	—	—	—	—	87,717	98,839	35,475	77,986	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	16.203	17.617	14.910	12.792	12.500
Value at End of Year	—	—	—	—	—	16.616	16.203	17.617	14.910	12.792
Wealthmark ML3 No. of Units	—	—	—	—	—	147,685	190,620	56,850	142,331	229

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	16.177	17.597	14.900	12.790	12.500
Value at End of Year	—	—	—	—	—	16.581	16.177	17.597	14.900	12.790
Wealthmark ML3 No. of Units	—	—	—	—	—	25,041	29,220	10,811	25,601	1,820

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	14.987	15.492	13.846	12.500	—
Value at End of Year	—	—	—	—	—	15.339	14.987	15.492	13.846	—
Wealthmark ML3 No. of Units	—	—	—	—	—	38,167	33,273	6,362	26,539	—

Alger American Leveraged AllCap Portfolio (substituted with JHT All Cap Core Trust eff 5-03-07) - Class S Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	19.871	15.329	16.673	12.628	12.500
Value at End of Year	—	—	—	—	—	23.253	19.871	15.329	16.673	12.628
Wealthmark ML3 No. of Units	—	—	—	—	—	72,594	74,521	380,100	47,255	3,904
NYWealthmark ML3 No. of Units	—	—	—	—	—	6,735	6,651	39,200	2,364	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	19.839	15.312	16.663	12.626	12.500
Value at End of Year	—	—	—	—	—	23.204	19.839	15.312	16.663	12.626
Wealthmark ML3 No. of Units	—	—	—	—	—	26,605	57,733	170,993	48,281	1,336
NYWealthmark ML3 No. of Units	—	—	—	—	—	45,024	32,285	131,252	21,455	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	19.743	15.261	16.632	12.622	12.500
Value at End of Year	—	—	—	—	—	23.057	19.743	15.261	16.632	12.622
Wealthmark ML3 No. of Units	—	—	—	—	—	50,662	57,644	218,711	36,084	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	19.711	15.244	16.622	12.620	12.500
Value at End of Year	—	—	—	—	—	23.009	19.711	15.244	16.622	12.620
Wealthmark ML3 No. of Units	—	—	—	—	—	6,497	5,158	32,732	4,927	—

U-3

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	17.326	14.143	14.655	12.500	—
Value at End of Year	—	—	—	—	—	20.195	17.326	14.143	14.655	—
Wealthmark ML3 No. of Units	—	—	—	—	—	7,599	5,770	34,866	4,922	—

All Cap Core Trust (formerly Growth Trust) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	13.962	12.582	9.973	16.830	17.717	—	—	—	—	—
Value at End of Year	13.754	13.962	12.582	9.973	16.830	—	—	—	—	—
Wealthmark ML3 No. of Units	26,140	34,197	40,304	46,939	63,269	—	—	—	—	—
NYWealthmark ML3 No. of Units	7,113	7,612	8,279	8,622	9,488	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.575	14.042	11.136	18.802	19.799	—	—	—	—	—
Value at End of Year	15.334	15.575	14.042	11.136	18.802	—	—	—	—	—
Wealthmark ML3 No. of Units	14,174	14,696	12,019	13,452	19,764	—	—	—	—	—
NYWealthmark ML3 No. of Units	14,095	14,696	14,332	14,458	48,106	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	15.374	13.882	11.026	18.643	19.652	—	—	—	—	—
Value at End of Year	15.114	15.374	13.882	11.026	18.643	—	—	—	—	—
Wealthmark ML3 No. of Units	23,860	25,895	27,238	3,204	39,263	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	15.308	13.829	10.989	18.591	19.603	—	—	—	—	—
Value at End of Year	15.042	15.308	13.829	10.989	18.591	—	—	—	—	—
Wealthmark ML3 No. of Units	5,682	5,710	6,076	6,150	8,450	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	17.044	15.420	12.272	20.792	21.947	—	—	—	—	—
Value at End of Year	16.722	17.044	15.420	12.272	20.792	—	—	—	—	—
Wealthmark ML3 No. of Units	3,545	3,581	3,813	4,318	4,702	—	—	—	—	—

American Asset Allocation Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	16.087	14.615	12.053	17.465	17.629	—	—	—	—	—
Value at End of Year	15.959	16.087	14.615	12.053	17.465	—	—	—	—	—
Wealthmark ML3 No. of Units	56,573	60,984	44,167	48,986	18,336	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	1,075	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.057	14.595	12.043	17.459	17.629	—	—	—	—	—
Value at End of Year	15.922	16.057	14.595	12.043	17.459	—	—	—	—	—
Wealthmark ML3 No. of Units	20,086	20,200	11,667	5,956	3,912	—	—	—	—	—
NYWealthmark ML3 No. of Units	2,375	1,901	3,897	2,463	9,572	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	15.969	14.537	12.013	12.484	12.619	—	—	—	—	—
Value at End of Year	15.811	15.969	14.537	12.013	12.484	—	—	—	—	—
Wealthmark ML3 No. of Units	17,560	18,586	48,497	13,410	15,765	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	15.940	14.517	12.003	17.436	17.629	—	—	—	—	—
Value at End of Year	15.774	15.940	14.517	12.003	17.436	—	—	—	—	—
Wealthmark ML3 No. of Units	1,848	9,262	10,762	13,061	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	11.347	10.350	8.570	12.468	12.618	—	—	—	—	—
Value at End of Year	11.212	11.347	10.350	8.570	12.468	—	—	—	—	—
Wealthmark ML3 No. of Units	41,772	9,085	9,084	8,783	15,497	—	—	—	—	—

American Bond Trust (merged into Bond Trust eff 10-28-11) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	12.824	11.649	13.133	13.205	—	—	—	—	—
Value at End of Year	—	13.367	12.824	11.649	13.133	—	—	—	—	—
Wealthmark ML3 No. of Units	—	19,968	28,856	20,462	8,036	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	12.796	11.629	13.117	13.193	—	—	—	—	—
Value at End of Year	—	13.331	12.796	11.629	13.117	—	—	—	—	—
Wealthmark ML3 No. of Units	—	5,359	4,617	2,509	4,926	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	4,074	6,032	370	455	—	—	—	—	—

U-4

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	12.712	11.569	13.070	13.158	—	—	—	—	—
Value at End of Year	—	13.223	12.712	11.569	13.070	—	—	—	—	—
Wealthmark ML3 No. of Units	—	19,599	19,510	4,061	5,334	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	12.684	—	—	13.147	—	—	—	—	—
Value at End of Year	—	13.187	12.684	—	13.054	—	—	—	—	—
Wealthmark ML3 No. of Units	—	5,365	4,062	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	12.600	11.490	13.007	13.112	—	—	—	—	—
Value at End of Year	—	13.081	12.600	11.490	13.007	—	—	—	—	—
Wealthmark ML3 No. of Units	—	2,263	3,289	2,291	—	—	—	—	—	—

American Global Growth Trust - Series II Shares (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	12.117	11.081	7.966	13.208	12.985	—	—	—	—	—
Value at End of Year	10.799	12.117	11.081	7.966	13.208	—	—	—	—	—
Wealthmark ML3 No. of Units	8,310	8,764	8,639	7,819	3,951	—	—	—	—	—
NYWealthmark ML3 No. of Units	831	—	—	552	420	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.095	11.066	7.959	13.203	12.981	—	—	—	—	—
Value at End of Year	10.773	12.095	11.066	7.959	13.203	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	1,068	1,107	2,572	—	—	—	—	—
NYWealthmark ML3 No. of Units	10,647	7,833	7,880	7,942	7,018	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.029	11.022	—	—	12.971	—	—	—	—	—
Value at End of Year	10.698	12.029	11.022	—	13.190	—	—	—	—	—
Wealthmark ML3 No. of Units	57,181	45,742	33,786	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	12.967	—	—	—	—	—
Value at End of Year	—	—	—	—	13.186	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	11.941	10.963	7.913	13.172	12.957	—	—	—	—	—
Value at End of Year	10.599	11.941	10.963	7.913	13.172	—	—	—	—	—
Wealthmark ML3 No. of Units	7,509	7,344	7,268	341	—	—	—	—	—	—

American Global Small Capitalization Trust - Series II Shares (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	11.587	9.667	6.126	13.480	13.909	—	—	—	—	—
Value at End of Year	9.161	11.587	9.667	6.126	13.480	—	—	—	—	—
Wealthmark ML3 No. of Units	5,518	6,017	6,417	1,617	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.566	9.655	6.121	13.475	13.906	—	—	—	—	—
Value at End of Year	9.139	11.566	9.655	6.121	13.475	—	—	—	—	—
Wealthmark ML3 No. of Units	1,538	4,891	4,881	—	2,549	—	—	—	—	—
NYWealthmark ML3 No. of Units	4,333	1,055	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	11.502	9.616	6.105	13.462	13.895	—	—	—	—	—
Value at End of Year	9.076	11.502	9.616	6.105	13.462	—	—	—	—	—
Wealthmark ML3 No. of Units	25,832	17,353	17,908	5,281	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	13.891	—	—	—	—	—
Value at End of Year	—	—	—	—	13.457	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	11.418	9.565	—	—	13.880	—	—	—	—	—
Value at End of Year	8.991	11.418	9.565	—	13.444	—	—	—	—	—
Wealthmark ML3 No. of Units	5,332	5,000	4,320	—	—	—	—	—	—	—

U-5

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
American Growth Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	19.645	16.906	12.393	22.614	21.943	—	—	—	—	—
Value at End of Year	18.399	19.645	16.906	12.393	22.614	—	—	—	—	—
Wealthmark ML3 No. of Units	73,941	77,618	63,468	87,673	131,589	—	—	—	—	—
NYWealthmark ML3 No. of Units	59	60	665	1,188	846	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.570	16.849	12.358	22.561	21.899	—	—	—	—	—
Value at End of Year	18.319	19.570	16.849	12.358	22.561	—	—	—	—	—
Wealthmark ML3 No. of Units	65,666	70,190	75,438	79,368	64,554	—	—	—	—	—
NYWealthmark ML3 No. of Units	5,001	5,054	6,037	4,640	1,806	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	19.347	16.682	12.254	22.404	21.768	—	—	—	—	—
Value at End of Year	18.083	19.347	16.682	12.254	22.404	—	—	—	—	—
Wealthmark ML3 No. of Units	64,106	59,032	73,944	75,279	86,065	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	19.273	16.626	12.219	22.352	21.725	—	—	—	—	—
Value at End of Year	18.005	19.273	16.626	12.219	22.352	—	—	—	—	—
Wealthmark ML3 No. of Units	2,318	6,012	7,372	7,463	2,567	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	19.052	16.461	12.116	22.197	21.595	—	—	—	—	—
Value at End of Year	17.772	19.052	16.461	12.116	22.197	—	—	—	—	—
Wealthmark ML3 No. of Units	7,591	8,892	9,168	8,200	221	—	—	—	—	—

American Growth-Income Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	16.970	15.565	12.110	19.914	20.424	—	—	—	—	—
Value at End of Year	16.318	16.970	15.565	12.110	19.914	—	—	—	—	—
Wealthmark ML3 No. of Units	32,090	33,975	24,960	34,534	26,615	—	—	—	—	—
NYWealthmark ML3 No. of Units	2,030	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.905	15.513	12.076	19.867	20.384	—	—	—	—	—
Value at End of Year	16.248	16.905	15.513	12.076	19.867	—	—	—	—	—
Wealthmark ML3 No. of Units	42,264	43,540	40,823	48,452	40,969	—	—	—	—	—
NYWealthmark ML3 No. of Units	3,430	3,113	5,935	2,326	1,326	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	16.712	15.359	11.974	19.729	20.262	—	—	—	—	—
Value at End of Year	16.038	16.712	15.359	11.974	19.729	—	—	—	—	—
Wealthmark ML3 No. of Units	36,681	32,168	27,736	28,728	34,493	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	16.648	15.308	11.940	19.683	20.221	—	—	—	—	—
Value at End of Year	15.969	16.648	15.308	11.940	19.683	—	—	—	—	—
Wealthmark ML3 No. of Units	4,599	5,086	6,035	6,189	6,053	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	16.458	15.156	11.839	19.546	20.101	—	—	—	—	—
Value at End of Year	15.763	16.458	15.156	11.839	19.546	—	—	—	—	—
Wealthmark ML3 No. of Units	6,027	8,151	8,140	11,768	3,465	—	—	—	—	—

American High-Income Bond Trust - Series II Shares (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	13.632	12.101	8.888	11.951	11.986	—	—	—	—	—
Value at End of Year	13.587	13.632	12.101	8.888	11.951	—	—	—	—	—
Wealthmark ML3 No. of Units	10,619	17,933	4,691	600	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	172	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.607	12.085	8.880	11.947	11.983	—	—	—	—	—
Value at End of Year	13.556	13.607	12.085	8.880	11.947	—	—	—	—	—
Wealthmark ML3 No. of Units	18,592	17,779	1,793	1,275	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	2,973	2,992	3,026	—	—	—	—	—	—	—

U-6

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	13.532	12.037	8.858	11.935	11.973	—	—	—	—	—
Value at End of Year	13.461	13.532	12.037	8.858	11.935	—	—	—	—	—
Wealthmark ML3 No. of Units	50,597	55,895	9,024	5,950	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	13.508	—	—	—	11.970	—	—	—	—	—
Value at End of Year	13.430	13.508	—	—	11.931	—	—	—	—	—
Wealthmark ML3 No. of Units	1,556	1,565	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	13.433	11.972	—	—	11.960	—	—	—	—	—
Value at End of Year	13.336	13.433	11.972	—	11.919	—	—	—	—	—
Wealthmark ML3 No. of Units	2,913	3,057	1,903	—	—	—	—	—	—	—

American International Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	26.019	24.796	17.701	31.284	28.944	—	—	—	—	—
Value at End of Year	21.913	26.019	24.796	17.701	31.284	—	—	—	—	—
Wealthmark ML3 No. of Units	37,051	39,068	29,314	47,793	73,905	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	3,275	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	25.919	24.713	17.651	31.211	28.886	—	—	—	—	—
Value at End of Year	21.819	25.919	24.713	17.651	31.211	—	—	—	—	—
Wealthmark ML3 No. of Units	28,877	30,613	30,499	28,572	37,385	—	—	—	—	—
NYWealthmark ML3 No. of Units	2,185	2,179	1,779	2,569	2,080	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	25.623	24.467	17.502	30.994	28.713	—	—	—	—	—
Value at End of Year	21.537	25.623	24.467	17.502	30.994	—	—	—	—	—
Wealthmark ML3 No. of Units	34,139	37,991	32,007	44,818	40,177	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	25.525	24.386	17.452	30.922	28.656	—	—	—	—	—
Value at End of Year	21.444	25.525	24.386	17.452	30.922	—	—	—	—	—
Wealthmark ML3 No. of Units	2,311	2,488	3,293	3,592	2,527	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	25.234	24.144	17.305	30.707	28.485	—	—	—	—	—
Value at End of Year	21.167	25.234	24.144	17.305	30.707	—	—	—	—	—
Wealthmark ML3 No. of Units	3,608	3,317	3,680	5,156	3,732	—	—	—	—	—

American New World Trust - Series II Shares (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	14.181	12.303	8.405	14.902	14.459	—	—	—	—	—
Value at End of Year	11.940	14.181	12.303	8.405	14.902	—	—	—	—	—
Wealthmark ML3 No. of Units	22,254	20,283	20,196	10,120	586	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	374	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.155	12.286	8.398	14.897	14.455	—	—	—	—	—
Value at End of Year	11.912	14.155	12.286	8.398	14.897	—	—	—	—	—
Wealthmark ML3 No. of Units	8,549	12,195	8,494	6,849	2,295	—	—	—	—	—
NYWealthmark ML3 No. of Units	2,048	1,772	1,671	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	14.077	12.237	8.376	14.882	14.443	—	—	—	—	—
Value at End of Year	11.829	14.077	12.237	8.376	14.882	—	—	—	—	—
Wealthmark ML3 No. of Units	19,485	23,628	21,861	12,331	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	14.052	8.369	—	14.877	14.440	—	—	—	—	—
Value at End of Year	11.801	14.052	—	8.369	14.877	—	—	—	—	—
Wealthmark ML3 No. of Units	1,285	1,295	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	13.974	12.172	8.348	14.863	14.428	—	—	—	—	—
Value at End of Year	11.719	13.974	12.172	8.348	14.863	—	—	—	—	—
Wealthmark ML3 No. of Units	2,969	2,991	2,036	—	—	—	—	—	—	—

U-7

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Bond Trust - Series II Shares (units first credited 10-28-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.558	—	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	12,217	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.557	—	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	5,742	—	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	3,478	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.554	—	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	20,617	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.553	—	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	5,765	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.550	—	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	2,322	—	—	—	—	—	—	—	—	—

Blue Chip Growth Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	14.404	12.630	9.007	15.962	15.437	—	—	—	—	—
Value at End of Year	14.344	14.404	12.630	9.007	15.962	—	—	—	—	—
Wealthmark ML3 No. of Units	7,126	13,421	6,910	7,968	4,574	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.373	13.487	9.623	17.062	16.506	—	—	—	—	—
Value at End of Year	15.302	15.373	13.487	9.623	17.062	—	—	—	—	—
Wealthmark ML3 No. of Units	4,811	5,146	3,124	3,630	2,010	—	—	—	—	—
NYWealthmark ML3 No. of Units	7,384	6,989	7,108	8,138	5,469	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	15.175	13.334	9.527	16.918	16.384	—	—	—	—	—
Value at End of Year	15.083	15.175	13.334	9.527	16.918	—	—	—	—	—
Wealthmark ML3 No. of Units	10,811	4,761	1,907	25,206	5,554	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	16.343	—	—	—	—	—
Value at End of Year	—	—	—	—	16.870	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	17.035	14.998	—	—	18.527	—	—	—	—	—
Value at End of Year	16.898	17.035	14.998	—	19.106	—	—	—	—	—
Wealthmark ML3 No. of Units	3,167	1,079	576	—	—	—	—	—	—	—

Capital Appreciation Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	13.888	12.654	9.057	14.700	13.955	—	—	—	—	—
Value at End of Year	13.638	13.888	12.654	9.057	14.700	—	—	—	—	—
Wealthmark ML3 No. of Units	248	2,305	2,858	3,955	1,120	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.106	13.770	9.861	16.012	15.205	—	—	—	—	—
Value at End of Year	14.826	15.106	13.770	9.861	16.012	—	—	—	—	—
Wealthmark ML3 No. of Units	1,038	3,332	5,204	5,354	11,660	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	14.911	13.613	9.763	15.877	15.092	—	—	—	—	—
Value at End of Year	14.613	14.911	13.613	9.763	15.877	—	—	—	—	—
Wealthmark ML3 No. of Units	2,971	2,779	3,355	1,406	2,477	—	—	—	—	—

U-8

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	15.055	—	—	—	—	—
Value at End of Year	—	—	—	—	15.832	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	18.029	16.493	11.851	19.312	18.382	—	—	—	—	—
Value at End of Year	17.633	18.029	16.493	11.851	19.312	—	—	—	—	—
Wealthmark ML3 No. of Units	908	932	919	238	—	—	—	—	—	—

Capital Appreciation Value Trust - Series II Shares (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	12.927	11.565	9.056	12.500	—	—	—	—	—	—
Value at End of Year	13.082	12.927	11.565	9.056	—	—	—	—	—	—
Wealthmark ML3 No. of Units	1,147	1,153	1,159	3,408	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.861	11.529	9.046	12.500	—	—	—	—	—	—
Value at End of Year	12.989	12.861	11.529	9.046	—	—	—	—	—	—
Wealthmark ML3 No. of Units	20,900	20,992	21,087	881	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	11.494	9.036	12.500	—	—	—	—	—	—
Value at End of Year	—	12.796	11.494	9.036	—	—	—	—	—	—
Wealthmark ML3 No. of Units	—	1,232	1,241	1,156	—	—	—	—	—	—

Classic Value Trust (merged into Equity-Income Trust eff 5-01-09) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	14.431	17.913	—	—	—	—	—
Value at End of Year	—	—	—	7.710	14.431	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	1,915	1,885	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	17.886	—	—	—	—	—
Value at End of Year	—	—	—	—	14.405	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	17.806	—	—	—	—	—
Value at End of Year	—	—	—	—	14.326	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	17.779	—	—	—	—	—
Value at End of Year	—	—	—	—	14.300	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	17.699	—	—	—	—	—
Value at End of Year	—	—	—	—	14.222	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Core Allocation Trust (merged into Lifestyle Growth Trust eff 4-27-12) - Series II Shares (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.350	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.810	16.350	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	6,536	6,949	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.336	15.007	12.500	—	—	—	—	—	—	—
Value at End of Year	15.789	16.336	15.007	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	878	260	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	37	75	75	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	16.295	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.726	16.295	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	2,614	1,132	—	—	—	—	—	—	—	—

U-9

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Core Allocation Plus Trust - Series II Shares (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	11.664	10.752	8.738	12.500	—	—	—	—	—	—
Value at End of Year	11.185	11.664	10.752	8.738	—	—	—	—	—	—
Wealthmark ML3 No. of Units	782	786	790	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	11.605	10.719	12.500	—	—	—	—	—	—	—
Value at End of Year	11.106	11.605	10.719	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	2,474	2,488	2,502	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	10.686	8.719	12.500	—	—	—	—	—	—
Value at End of Year	—	11.546	10.686	8.719	—	—	—	—	—	—
Wealthmark ML3 No. of Units	—	960	967	1,186	—	—	—	—	—	—

Core Balanced Trust (merged into Lifestyle Growth Trust eff 4-27-12) - Series II Shares (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.537	15.004	12.500	—	—	—	—	—	—	—
Value at End of Year	16.412	16.537	15.004	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	4,234	1,862	1,878	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	27,847	29,949	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.523	14.999	12.500	—	—	—	—	—	—	—
Value at End of Year	16.390	16.523	14.999	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	15,503	—	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	3,907	2,601	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	16.482	14.984	12.500	—	—	—	—	—	—	—
Value at End of Year	16.325	16.482	14.984	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	5,533	1,765	2,545	—	—	—	—	—	—	—

Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 4-27-12) - Series II Shares (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.963	15.370	12.500	—	—	—	—	—	—	—
Value at End of Year	16.357	16.963	15.370	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	17,963	17,118	3,038	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.949	15.365	12.500	—	—	—	—	—	—	—
Value at End of Year	16.335	16.949	15.365	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	24,861	25,170	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	1,697	1,702	1,799	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	16.907	15.349	12.500	—	—	—	—	—	—	—
Value at End of Year	16.270	16.907	15.349	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	5,214	5,414	2,789	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	16.851	15.329	12.500	—	—	—	—	—	—	—
Value at End of Year	16.184	16.851	15.329	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	4,793	6,142	7,158	—	—	—	—	—	—	—

Core Equity Trust (merged into Fundamental Value Trust eff 5-01-09) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	16.040	—	—	—	—	—
Value at End of Year	—	—	—	—	14.152	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	14.126	16.016	—	—	—	—	—
Value at End of Year	—	—	—	6.306	14.126	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	506	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	15.944	—	—	—	—	—
Value at End of Year	—	—	—	—	14.049	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

U-10

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	15.921	—	—	—	—	—
Value at End of Year	—	—	—	—	14.023	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	15.849	—	—	—	—	—
Value at End of Year	—	—	—	—	13.946	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Core Fundamental Holdings Trust - Series II Shares (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	15.837	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.659	15.837	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	16,990	16,073	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.824	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.638	15.824	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	31,273	41,990	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	6,614	7,004	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	15.784	14.664	12.500	—	—	—	—	—	—	—
Value at End of Year	15.576	15.784	14.664	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	9,713	5,888	3,082	—	—	—	—	—	—	—

Core Global Diversification Trust - Series II Shares (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.167	15.178	12.500	—	—	—	—	—	—	—
Value at End of Year	15.306	16.167	15.178	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	14,905	24,379	21,376	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	637	8,501	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.154	15.173	12.500	—	—	—	—	—	—	—
Value at End of Year	15.286	16.154	15.173	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	3,977	12,279	23,224	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	16.114	15.158	12.500	—	—	—	—	—	—	—
Value at End of Year	15.225	16.114	15.158	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	9,130	7,263	16,441	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	16.100	15.153	12.500	—	—	—	—	—	—	—
Value at End of Year	15.205	16.100	15.153	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	5,354	5,581	5,934	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	15.138	12.500	—	—	—	—	—	—	—
Value at End of Year	—	16.060	15.138	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	—	6,171	7,193	—	—	—	—	—	—	—

Core Strategy Trust (formerly Index Allocation Trust) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	13.501	12.236	10.225	14.139	14.173	—	—	—	—	—
Value at End of Year	13.281	13.501	12.236	10.225	14.139	—	—	—	—	—
Wealthmark ML3 No. of Units	185,619	221,249	243,087	285,792	362,515	—	—	—	—	—
NYWealthmark ML3 No. of Units	39,198	40,352	41,867	43,514	47,854	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.468	12.212	10.211	14.126	14.164	—	—	—	—	—
Value at End of Year	13.242	13.468	12.212	10.211	14.126	—	—	—	—	—
Wealthmark ML3 No. of Units	86,252	101,990	122,073	140,584	186,525	—	—	—	—	—
NYWealthmark ML3 No. of Units	73,431	83,151	90,674	93,267	164,513	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	13.370	12.141	10.167	14.086	14.139	—	—	—	—	—
Value at End of Year	13.126	13.370	12.141	10.167	14.086	—	—	—	—	—
Wealthmark ML3 No. of Units	138,182	169,203	187,261	191,790	224,902	—	—	—	—	—

U-11

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	13.337	12.118	10.152	14.073	14.130	—	—	—	—	—
Value at End of Year	13.087	13.337	12.118	10.152	14.073	—	—	—	—	—
Wealthmark ML3 No. of Units	23,046	24,448	26,805	33,294	43,153	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	13.240	12.047	10.108	14.033	14.104	—	—	—	—	—
Value at End of Year	12.972	13.240	12.047	10.108	14.033	—	—	—	—	—
Wealthmark ML3 No. of Units	17,765	21,988	25,466	30,175	45,440	—	—	—	—	—

Credit Suisse Trust Global Small Cap Portfolio (formerly Credit Suisse Trust-Global Post-Venture Capital Portfolio)

(substituted with JHT International Equity Index Trust B eff 5-03-07) - NAV Shares (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	26.101	22.846	19.685	13.553	12.500
Value at End of Year	—	—	—	—	—	29.065	26.101	22.846	19.685	13.553
Wealthmark ML3 No. of Units	—	—	—	—	—	28,576	35,272	29,679	16,182	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	1,587	2,595	2,517	1,714	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	26.059	22.820	19.673	13.552	12.500
Value at End of Year	—	—	—	—	—	29.004	26.059	22.820	19.673	13.552
Wealthmark ML3 No. of Units	—	—	—	—	—	8,838	20,027	6,544	7,350	1,615
NYWealthmark ML3 No. of Units	—	—	—	—	—	7,549	9,143	8,260	5,342	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	25.933	22.744	19.637	13.547	12.500
Value at End of Year	—	—	—	—	—	28.821	25.933	22.744	19.637	13.547
Wealthmark ML3 No. of Units	—	—	—	—	—	17,460	20,724	15,998	9,025	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	25.891	22.719	19.625	13.545	12.500
Value at End of Year	—	—	—	—	—	28.760	25.891	22.719	19.625	13.545
Wealthmark ML3 No. of Units	—	—	—	—	—	808	1,946	997	1,051	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	22.644	19.899	17.215	12.500	—
Value at End of Year	—	—	—	—	—	25.115	22.644	19.899	17.215	—
Wealthmark ML3 No. of Units	—	—	—	—	—	1,102	1,333	3,721	4,148	—

Credit SuisseTrust-Emerging Markets Portfolio (substituted with JHT International Equity Index Trust B eff 5-03-07) - NAV Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	28.989	23.035	18.746	13.338	12.500
Value at End of Year	—	—	—	—	—	37.788	28.989	23.035	18.746	13.338
Wealthmark ML3 No. of Units	—	—	—	—	—	94,989	108,536	89,794	41,627	1,415
NYWealthmark ML3 No. of Units	—	—	—	—	—	2,711	5,372	5,237	4,334	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	28.942	23.009	18.734	13.336	12.500
Value at End of Year	—	—	—	—	—	37.708	28.942	23.009	18.734	13.336
Wealthmark ML3 No. of Units	—	—	—	—	—	29,761	48,262	43,663	30,398	1,931
NYWealthmark ML3 No. of Units	—	—	—	—	—	33,244	48,759	37,824	17,461	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	28.802	22.932	18.699	13.332	12.500
Value at End of Year	—	—	—	—	—	37.469	28.802	22.932	18.699	13.332
Wealthmark ML3 No. of Units	—	—	—	—	—	63,775	82,873	68,804	41,011	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	28.756	22.907	18.688	13.330	12.500
Value at End of Year	—	—	—	—	—	37.390	28.756	22.907	18.688	13.330
Wealthmark ML3 No. of Units	—	—	—	—	—	6,246	8,025	9,152	11,128	189

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	27.216	21.712	17.740	12.500	—
Value at End of Year	—	—	—	—	—	35.335	27.216	21.712	17.740	—
Wealthmark ML3 No. of Units	—	—	—	—	—	13,915	11,922	11,714	3,229	—

Disciplined Diversification Trust - Series II Shares (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	12.682	11.391	9.121	12.500	—	—	—	—	—	—
Value at End of Year	12.189	12.682	11.391	9.121	—	—	—	—	—	—
Wealthmark ML3 No. of Units	1,160	1,166	1,172	—	—	—	—	—	—	—

U-12

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	12.500	—	—	—	—	—	—
Value at End of Year	—	—	—	9.119	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	4,824	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.618	11.356	9.111	12.500	—	—	—	—	—	—
Value at End of Year	12.103	12.618	11.356	9.111	—	—	—	—	—	—
Wealthmark ML3 No. of Units	7,385	7,596	7,791	5,687	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	12.500	—	—	—	—	—	—	—
Value at End of Year	—	—	11.321	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	1,084	—	—	—	—	—	—	—

Dreyfus I.P. MidCap Stock Portfolio (substituted with JHT Mid Cap Index Trust eff 5-03-07) - Service Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	21.548	20.109	17.897	13.838	12.500
Value at End of Year	—	—	—	—	—	22.823	21.548	20.109	17.897	13.838
Wealthmark ML3 No. of Units	—	—	—	—	—	283,950	361,351	371,746	204,190	12,405
NYWealthmark ML3 No. of Units	—	—	—	—	—	17,777	21,300	21,494	6,884	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	21.513	20.086	17.886	13.837	12.500
Value at End of Year	—	—	—	—	—	22.775	21.513	20.086	17.886	13.837
Wealthmark ML3 No. of Units	—	—	—	—	—	137,403	207,246	204,305	190,212	5,696
NYWealthmark ML3 No. of Units	—	—	—	—	—	105,765	133,225	128,546	85,434	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	21.409	20.019	17.853	13.832	12.500
Value at End of Year	—	—	—	—	—	22.631	21.409	20.019	17.853	13.832
Wealthmark ML3 No. of Units	—	—	—	—	—	172,284	208,076	204,728	109,344	74

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	21.375	19.997	17.842	13.830	12.500
Value at End of Year	—	—	—	—	—	22.583	21.375	19.997	17.842	13.830
Wealthmark ML3 No. of Units	—	—	—	—	—	14,722	27,561	26,678	24,688	666

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	18.387	17.227	15.394	12.500	—
Value at End of Year	—	—	—	—	—	19.397	18.387	17.227	15.394	—
Wealthmark ML3 No. of Units	—	—	—	—	—	39,969	43,018	41,759	38,052	—

Dreyfus Socially Responsible Growth Fund Inc (substituted with JHT Quantitative All Cap Trust eff 5-03-07) (now Optimized All Cap Trust) Service Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	18.033	17.738	17.022	13.762	12.500
Value at End of Year	—	—	—	—	—	19.328	18.033	17.738	17.022	13.762
Wealthmark ML3 No. of Units	—	—	—	—	—	6,278	6,086	5,922	5,792	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	1,275	2,432	2,585	2,344	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	18.004	17.718	17.012	13.760	12.500
Value at End of Year	—	—	—	—	—	19.287	18.004	17.718	17.012	13.760
Wealthmark ML3 No. of Units	—	—	—	—	—	14,833	10,500	11,409	12,285	1,307
NYWealthmark ML3 No. of Units	—	—	—	—	—	8,266	9,384	16,936	6,583	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	17.917	17.659	16.981	13.755	12.500
Value at End of Year	—	—	—	—	—	19.165	17.917	17.659	16.981	13.755
Wealthmark ML3 No. of Units	—	—	—	—	—	19,606	21,804	22,969	20,277	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	17.888	17.639	16.970	13.754	12.500
Value at End of Year	—	—	—	—	—	19.124	17.888	17.639	16.970	13.754
Wealthmark ML3 No. of Units	—	—	—	—	—	1,067	1,099	1,099	597	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	15.429	15.237	14.682	12.500	—
Value at End of Year	—	—	—	—	—	16.471	15.429	15.237	14.682	—
Wealthmark ML3 No. of Units	—	—	—	—	—	2,508	2,584	2,624	1,433	—

U-13

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
DWS Balanced VIP (formerly Scudder Total Return Portfolio) (substituted with JHT Index Allocation Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	16.296	15.945	15.241	13.180	12.500
Value at End of Year	—	—	—	—	—	17.605	16.296	15.945	15.241	13.180
Wealthmark ML3 No. of Units	—	—	—	—	—	169,735	211,422	263,064	178,292	8,885
NYWealthmark ML3 No. of Units	—	—	—	—	—	16,507	20,587	26,918	72,857	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	16.270	15.927	15.231	13.179	12.500
Value at End of Year	—	—	—	—	—	17.568	16.270	15.927	15.231	13.179
Wealthmark ML3 No. of Units	—	—	—	—	—	95,835	142,192	164,470	157,021	25,560
NYWealthmark ML3 No. of Units	—	—	—	—	—	66,383	78,444	70,192	52,463	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	16.191	15.874	15.203	13.174	12.500
Value at End of Year	—	—	—	—	—	17.457	16.191	15.874	15.203	13.174
Wealthmark ML3 No. of Units	—	—	—	—	—	89,824	121,829	134,532	98,704	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	16.165	15.856	15.194	13.173	12.500
Value at End of Year	—	—	—	—	—	17.420	16.165	15.856	15.194	13.173
Wealthmark ML3 No. of Units	—	—	—	—	—	45,558	52,490	60,853	42,982	5,510

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	14.577	14.319	13.742	12.500	—
Value at End of Year	—	—	—	—	—	15.684	14.577	14.319	13.742	—
Wealthmark ML3 No. of Units	—	—	—	—	—	31,912	32,609	43,671	36,506	—

DWS Blue Chip VIP (formerly Scudder Blue Chip Portfolio) (substituted with JHT Total Stock Market Index Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	20.605	19.098	16.802	13.475	12.500
Value at End of Year	—	—	—	—	—	23.346	20.605	19.098	16.802	13.475
Wealthmark ML3 No. of Units	—	—	—	—	—	226,012	249,612	258,874	110,482	5,238
NYWealthmark ML3 No. of Units	—	—	—	—	—	37,170	47,550	49,637	24,103	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	20.571	19.076	16.792	13.474	12.500
Value at End of Year	—	—	—	—	—	23.297	20.571	19.076	16.792	13.474
Wealthmark ML3 No. of Units	—	—	—	—	—	44,162	88,045	90,235	77,659	2,598
NYWealthmark ML3 No. of Units	—	—	—	—	—	75,188	95,205	98,946	58,217	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	20.472	19.012	16.761	13.469	12.500
Value at End of Year	—	—	—	—	—	23.150	20.472	19.012	16.761	13.469
Wealthmark ML3 No. of Units	—	—	—	—	—	193,596	216,795	180,119	74,026	149

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	20.439	18.991	16.751	14.717	12.500
Value at End of Year	—	—	—	—	—	23.101	20.439	18.991	16.751	13.468
Wealthmark ML3 No. of Units	—	—	—	—	—	28,990	33,878	33,066	21,653	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	18.251	16.984	15.003	12.500	—
Value at End of Year	—	—	—	—	—	20.598	18.251	16.984	15.003	—
Wealthmark ML3 No. of Units	—	—	—	—	—	30,227	30,527	31,439	21,845	—

DWS Bond VIP (formerly SVS Bond Portfolio) (substituted with JHT Bond Index Trust A eff 5-03-07)(now Total Bond Market Trust A) Class B Shares (units first credited 9-16-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	12.526	12.500	—	—	—
Value at End of Year	—	—	—	—	—	12.854	12.526	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	17,520	2,217	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	863	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	12.522	12.500	—	—	—
Value at End of Year	—	—	—	—	—	12.844	12.522	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	32,689	10,122	—	—	—

U-14

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	12.509	12.500	—	—	—
Value at End of Year	—	—	—	—	—	12.812	12.509	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	6,609	6,111	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	12.505	—	—	—	—
Value at End of Year	—	—	—	—	—	12.769	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	752	—	—	—	—

DWS Capital Growth VIP (formerly Scudder Capital Growth Portfolio) (substituted with JHT 500 Index Trust B eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	19.202	17.989	17.004	13.664	12.500
Value at End of Year	—	—	—	—	—	20.432	19.202	17.989	17.004	13.664
Wealthmark ML3 No. of Units	—	—	—	—	—	797,758	652,355	203,532	104,484	3,571
NYWealthmark ML3 No. of Units	—	—	—	—	—	84,880	52,673	14,987	6,422	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	19.171	17.969	16.994	13.662	12.500
Value at End of Year	—	—	—	—	—	20.389	19.171	17.969	16.994	13.662
Wealthmark ML3 No. of Units	—	—	—	—	—	215,656	208,823	85,675	80,902	4,372
NYWealthmark ML3 No. of Units	—	—	—	—	—	162,624	130,128	46,507	29,790	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	19.078	17.909	16.963	13.658	12.500
Value at End of Year	—	—	—	—	—	20.260	19.078	17.909	16.963	13.658
Wealthmark ML3 No. of Units	—	—	—	—	—	587,632	436,457	102,830	50,669	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	19.048	17.889	16.952	13.656	12.500
Value at End of Year	—	—	—	—	—	20.217	19.048	17.889	16.952	13.656
Wealthmark ML3 No. of Units	—	—	—	—	—	70,676	44,171	16,100	15,682	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	16.283	15.315	14.535	12.500	—
Value at End of Year	—	—	—	—	—	17.257	16.283	15.315	14.535	—
Wealthmark ML3 No. of Units	—	—	—	—	—	139,646	56,918	20,395	10,952	—

DWS Conservative Allocation VIP (formerly Scudder Income & Growth Strategy Portfolio) (substituted with JHT Lifestyle Moderate Trust eff 12-12-07) Class B Shares (units first credited 8-16-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	13.597	13.243	12.500	—	—
Value at End of Year	—	—	—	—	—	14.553	13.597	13.243	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	650,881	659,423	199,338	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	68,738	46,225	1,357	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	13.587	13.240	12.500	—	—
Value at End of Year	—	—	—	—	—	14.536	13.587	13.240	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	17,308	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	177,499	146,982	54,506	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	13.559	13.233	12.500	—	—
Value at End of Year	—	—	—	—	—	14.484	13.559	13.233	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	554,725	460,756	93,811	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	13.550	13.230	12.500	—	—
Value at End of Year	—	—	—	—	—	14.467	13.550	13.230	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	1,454	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	13.522	13.223	12.500	—	—
Value at End of Year	—	—	—	—	—	14.416	13.522	13.223	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	33,017	32,776	16,835	—	—

U-15

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
DWS Core Fixed Income VIP (formerly Scudder Fixed Income Portfolio) (substituted with Investment Quality Bond Trust eff 11-16-09) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	13.949	13.670	13.376	13.351	13.038	12.653	12.500
Value at End of Year	—	—	—	11.016	13.949	13.670	13.376	13.351	13.038	12.653
Wealthmark ML3 No. of Units	—	—	—	493,160	746,168	1,163,963	1,339,463	1,340,821	629,858	15,344
NYWealthmark ML3 No. of Units	—	—	—	30,512	39,350	91,565	73,130	71,271	62,200	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	13.912	13.641	13.354	13.336	13.030	12.652	12.500
Value at End of Year	—	—	—	10.981	13.912	13.641	13.354	13.336	13.030	12.652
Wealthmark ML3 No. of Units	—	—	—	190,987	255,277	303,397	469,960	491,816	501,320	29,070
NYWealthmark ML3 No. of Units	—	—	—	115,494	170,481	245,062	272,901	274,889	139,561	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	13.803	13.555	13.290	13.291	13.006	12.647	12.500
Value at End of Year	—	—	—	10.879	13.803	13.555	13.290	13.291	13.006	12.647
Wealthmark ML3 No. of Units	—	—	—	287,915	398,896	657,721	704,236	671,242	63,531	81

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	13.767	13.526	13.268	13.276	12.998	12.646	12.500
Value at End of Year	—	—	—	10.845	13.767	13.526	13.268	13.276	12.998	12.646
Wealthmark ML3 No. of Units	—	—	—	152,699	199,527	204,208	208,866	203,422	150,022	1,643

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	13.279	13.066	12.836	12.863	12.613	12.500	—
Value at End of Year	—	—	—	10.445	13.279	13.066	12.836	12.863	12.613	—
Wealthmark ML3 No. of Units	—	—	—	54,945	61,535	98,488	94,579	94,161	43,047	—

DWS Davis Venture Value VIP (formerly SVS Davis Venture Value Portfolio) (substituted with JHT Fundamental Value Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	21.128	19.664	17.943	14.095	12.500
Value at End of Year	—	—	—	—	—	23.763	21.128	19.664	17.943	14.095
Wealthmark ML3 No. of Units	—	—	—	—	—	473,098	533,255	542,866	255,072	7,278
NYWealthmark ML3 No. of Units	—	—	—	—	—	53,458	60,398	57,154	28,434	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	21.094	19.642	17.932	14.093	12.500
Value at End of Year	—	—	—	—	—	23.713	21.094	19.642	17.932	14.093
Wealthmark ML3 No. of Units	—	—	—	—	—	173,039	233,377	234,717	213,631	8,692
NYWealthmark ML3 No. of Units	—	—	—	—	—	185,585	223,402	206,311	95,807	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	20.992	19.576	17.899	14.088	12.500
Value at End of Year	—	—	—	—	—	23.563	20.992	19.576	17.899	14.088
Wealthmark ML3 No. of Units	—	—	—	—	—	290,857	357,567	345,565	158,768	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	20.958	19.554	17.888	14.087	12.500
Value at End of Year	—	—	—	—	—	23.514	20.958	19.554	17.888	14.087
Wealthmark ML3 No. of Units	—	—	—	—	—	30,019	34,357	34,313	35,136	422

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	17.903	16.729	15.327	12.500	—
Value at End of Year	—	—	—	—	—	20.057	17.903	16.729	15.327	—
Wealthmark ML3 No. of Units	—	—	—	—	—	61,196	63,245	63,755	32,030	—

DWS Dreman Financial Services VIP (formerly SVS Dreman Financial Services Portfolio) (merged into DWS Dreman High Return Equity VIP eff 9-15-06) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	20.120	18.346	14.602	12.500
Value at End of Year	—	—	—	—	—	—	19.701	20.120	18.346	14.602
Wealthmark ML3 No. of Units	—	—	—	—	—	—	127,484	126,618	55,303	6,278
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	12,730	13,197	9,732	—

U-16

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	20.097	18.334	14.600	12.500
Value at End of Year	—	—	—	—	—	—	19.669	20.097	18.334	14.600
Wealthmark ML3 No. of Units	—	—	—	—	—	—	69,777	80,552	83,453	5,063
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	57,332	49,030	27,421	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	20.030	18.301	14.595	12.500
Value at End of Year	—	—	—	—	—	—	19.574	20.030	18.301	14.595
Wealthmark ML3 No. of Units	—	—	—	—	—	—	78,245	83,371	50,453	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	20.008	18.289	14.594	12.500
Value at End of Year	—	—	—	—	—	—	19.542	20.008	18.289	14.594
Wealthmark ML3 No. of Units	—	—	—	—	—	—	13,346	12,188	7,210	496

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	15.854	14.514	12.500	—
Value at End of Year	—	—	—	—	—	—	15.462	15.854	14.514	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	7,574	13,071	12,376	—

DWS Dreman High Return Equity VIP (formerly SVS Dreman High Return Equity Portfolio) (substituted with JHT Quantitative All Cap Trust eff 5-03-07)

(now Optimized All Cap Trust) - Class B Shares (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	22.268	21.055	18.839	14.566	12.500
Value at End of Year	—	—	—	—	—	25.894	22.268	21.055	18.839	14.566
Wealthmark ML3 No. of Units	—	—	—	—	—	1,064,597	908,978	908,361	517,412	30,795
NYWealthmark ML3 No. of Units	—	—	—	—	—	82,888	62,910	50,619	31,935	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	22.232	21.032	18.828	14.565	12.500
Value at End of Year	—	—	—	—	—	25.839	22.232	21.032	18.828	14.565
Wealthmark ML3 No. of Units	—	—	—	—	—	444,834	528,058	517,778	515,075	19,424
NYWealthmark ML3 No. of Units	—	—	—	—	—	274,838	200,184	179,443	97,274	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	22.125	20.962	18.793	14.560	12.500
Value at End of Year	—	—	—	—	—	25.676	22.125	20.962	18.793	14.560
Wealthmark ML3 No. of Units	—	—	—	—	—	680,120	540,654	555,787	300,122	139

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	22.089	20.938	18.781	14.558	12.500
Value at End of Year	—	—	—	—	—	25.622	22.089	20.938	18.781	14.558
Wealthmark ML3 No. of Units	—	—	—	—	—	201,578	198,992	199,812	182,964	4,434

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	18.462	17.526	15.745	12.500	—
Value at End of Year	—	—	—	—	—	21.383	18.462	17.526	15.745	—
Wealthmark ML3 No. of Units	—	—	—	—	—	148,920	120,973	112,444	73,073	—

DWS Dreman Small Cap Value VIP (formerly SVS Dreman Small Cap Value Portfolio) (substituted with JHT Small Cap Index Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	25.352	23.476	19.015	13.647	12.500
Value at End of Year	—	—	—	—	—	31.071	25.352	23.476	19.015	13.647
Wealthmark ML3 No. of Units	—	—	—	—	—	353,528	427,757	443,462	250,468	19,492
NYWealthmark ML3 No. of Units	—	—	—	—	—	26,206	30,903	29,719	14,511	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	25.311	23.450	19.003	13.645	12.500
Value at End of Year	—	—	—	—	—	31.006	25.311	23.450	19.003	13.645
Wealthmark ML3 No. of Units	—	—	—	—	—	169,578	300,996	289,488	255,377	11,420
NYWealthmark ML3 No. of Units	—	—	—	—	—	86,341	113,906	111,741	58,615	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	25.189	23.372	18.968	13.641	12.500
Value at End of Year	—	—	—	—	—	30.810	25.189	23.372	18.968	13.641
Wealthmark ML3 No. of Units	—	—	—	—	—	238,845	285,639	266,611	137,071	38

U-17

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	25.148	23.346	18.956	13.639	12.500
Value at End of Year	—	—	—	—	—	30.745	25.148	23.346	18.956	13.639
Wealthmark ML3 No. of Units	—	—	—	—	—	49,449	61,426	65,553	64,722	3,025

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	21.846	20.310	16.516	12.500	—
Value at End of Year	—	—	—	—	—	26.667	21.846	20.310	16.516	—
Wealthmark ML3 No. of Units	—	—	—	—	—	61,803	66,655	61,601	35,776	—

DWS Equity 500 Index Trust VIP (formerly Scudder VIT Equity 500 Index Portfolio) - Class B2 Shares (units first credited 9-16-2005)
Contracts with no Optional Benefits
Value at Start of Year	19.519	17.363	14.032	22.776	22.086	19.490	12.500	—	—	—
Value at End of Year	19.474	19.519	17.363	14.032	22.776	22.086	19.490	—	—	—
Wealthmark ML3 No. of Units	115,367	126,765	161,446	192,690	227,829	346,979	448,901	—	—	—
NYWealthmark ML3 No. of Units	14,439	14,948	15,068	15,658	16,380	28,006	63,809	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.439	17.300	13.989	22.717	22.040	19.458	12.500	—	—	—
Value at End of Year	19.384	19.439	17.300	13.989	22.717	22.040	19.458	—	—	—
Wealthmark ML3 No. of Units	57,056	70,429	88,053	98,001	101,776	181,305	211,698	—	—	—
NYWealthmark ML3 No. of Units	109,682	115,195	120,047	124,739	138,269	202,741	232,276	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	19.200	17.113	13.858	22.539	21.900	19.364	12.500	—	—	—
Value at End of Year	19.118	19.200	17.113	13.858	22.539	21.900	19.364	—	—	—
Wealthmark ML3 No. of Units	48,666	56,742	63,770	98,996	111,755	217,280	198,500	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	19.121	17.051	13.815	22.480	21.854	19.333	12.500	—	—	—
Value at End of Year	19.029	19.121	17.051	13.815	22.480	21.854	19.333	—	—	—
Wealthmark ML3 No. of Units	77,255	79,317	84,761	85,473	83,462	88,380	106,118	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	16.085	14.365	11.657	18.996	18.495	16.386	12.500	—	—	—
Value at End of Year	15.984	16.085	14.365	11.657	18.996	18.495	16.386	—	—	—
Wealthmark ML3 No. of Units	27,916	34,176	34,931	46,272	53,083	66,282	76,440	—	—	—

DWS Global Opportunities VIP (formerly Scudder Global Discovery Portfolio) (substituted with JHT Global Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	29.479	25.383	20.960	14.323	12.500
Value at End of Year	—	—	—	—	—	35.342	29.479	25.383	20.960	14.323
Wealthmark ML3 No. of Units	—	—	—	—	—	130,357	141,483	125,402	48,061	1,397
NYWealthmark ML3 No. of Units	—	—	—	—	—	6,166	6,020	6,468	3,304	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	29.431	25.355	20.947	14.321	12.500
Value at End of Year	—	—	—	—	—	35.268	29.431	25.355	20.947	14.321
Wealthmark ML3 No. of Units	—	—	—	—	—	38,461	58,308	36,969	36,537	3,797
NYWealthmark ML3 No. of Units	—	—	—	—	—	3,223	39,558	24,758	11,343	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	29.289	25.270	20.908	14.316	12.500
Value at End of Year	—	—	—	—	—	35.045	29.289	25.270	20.908	14.316
Wealthmark ML3 No. of Units	—	—	—	—	—	62,189	70,299	52,156	23,743	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	29.242	25.242	20.895	14.315	12.500
Value at End of Year	—	—	—	—	—	34.971	29.242	25.242	20.895	14.315
Wealthmark ML3 No. of Units	—	—	—	—	—	34,087	37,857	37,368	34,209	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	23.867	20.633	17.106	12.500	—
Value at End of Year	—	—	—	—	—	28.500	23.867	20.633	17.106	—
Wealthmark ML3 No. of Units	—	—	—	—	—	20,135	22,214	20,638	15,023	—

U-18

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
DWS Global Thematic VIP (formerly Scudder Global Blue Chip Portfolio) (substituted with JHT Global Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	23.409	19.427	17.275	13.618	12.500
Value at End of Year	—	—	—	—	—	29.855	23.409	19.427	17.275	13.618
Wealthmark ML3 No. of Units	—	—	—	—	—	82,513	93,386	82,174	52,696	690
NYWealthmark ML3 No. of Units	—	—	—	—	—	12,756	20,000	20,663	12,509	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	23.371	19.405	17.264	13.616	12.500
Value at End of Year	—	—	—	—	—	29.792	23.371	19.405	17.264	13.616
Wealthmark ML3 No. of Units	—	—	—	—	—	40,299	49,463	39,657	39,728	1,208
NYWealthmark ML3 No. of Units	—	—	—	—	—	24,460	49,087	21,540	15,610	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	23.258	19.340	17.233	13.612	12.500
Value at End of Year	—	—	—	—	—	29.604	23.258	19.340	17.233	13.612
Wealthmark ML3 No. of Units	—	—	—	—	—	52,772	53,259	42,511	21,767	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	23.221	19.319	17.222	13.610	12.500
Value at End of Year	—	—	—	—	—	29.541	23.221	19.319	17.222	13.610
Wealthmark ML3 No. of Units	—	—	—	—	—	6,338	6,928	8,144	7,338	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	21.325	17.768	15.863	12.500	—
Value at End of Year	—	—	—	—	—	27.088	21.325	17.768	15.863	—
Wealthmark ML3 No. of Units	—	—	—	—	—	8,458	8,466	6,033	4,222	—

DWS Government & Agency Securities VIP (formerly Scudder Government & Agency Securities Portfolio)

(substituted with JHT Money Market Trust B eff 5-03-07) - Class B Shares (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	12.913	12.840	12.630	12.609	12.500
Value at End of Year	—	—	—	—	—	13.178	12.913	12.840	12.630	12.609
Wealthmark ML3 No. of Units	—	—	—	—	—	389,787	1,194,306	1,236,916	613,208	54,665
NYWealthmark ML3 No. of Units	—	—	—	—	—	19,928	38,215	34,689	21,177	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	12.892	12.826	12.622	12.608	12.500
Value at End of Year	—	—	—	—	—	13.150	12.892	12.826	12.622	12.608
Wealthmark ML3 No. of Units	—	—	—	—	—	182,516	285,666	313,687	426,963	46,033
NYWealthmark ML3 No. of Units	—	—	—	—	—	77,756	96,255	99,313	77,214	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	12.830	12.783	12.599	12.604	12.500
Value at End of Year	—	—	—	—	—	13.067	12.830	12.783	12.599	12.604
Wealthmark ML3 No. of Units	—	—	—	—	—	146,221	191,099	223,548	161,818	8,466

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	12.809	12.768	12.591	12.602	12.500
Value at End of Year	—	—	—	—	—	13.039	12.809	12.768	12.591	12.602
Wealthmark ML3 No. of Units	—	—	—	—	—	51,898	65,757	70,453	81,841	6,170

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	12.620	12.598	12.442	12.500	—
Value at End of Year	—	—	—	—	—	12.827	12.620	12.598	12.442	—
Wealthmark ML3 No. of Units	—	—	—	—	—	44,605	48,609	42,959	63,586	—

DWS Growth & Income VIP (formerly Scudder Growth and Income Portfolio) (substituted with JHT 500 Index Trust B eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	19.106	18.370	17.012	13.667	12.500
Value at End of Year	—	—	—	—	—	21.290	19.106	18.370	17.012	13.667
Wealthmark ML3 No. of Units	—	—	—	—	—	254,047	288,561	215,234	89,983	4,539
NYWealthmark ML3 No. of Units	—	—	—	—	—	20,617	22,319	33,157	9,182	—

U-19

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	19.075	18.349	17.002	13.665	12.500
Value at End of Year	—	—	—	—	—	21.245	19.075	18.349	17.002	13.665
Wealthmark ML3 No. of Units	—	—	—	—	—	123,205	157,919	81,146	73,891	6,457
NYWealthmark ML3 No. of Units	—	—	—	—	—	90,119	91,715	73,935	27,906	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	18.983	18.288	16.970	13.661	12.500
Value at End of Year	—	—	—	—	—	21.111	18.983	18.288	16.970	13.661
Wealthmark ML3 No. of Units	—	—	—	—	—	164,942	171,714	119,873	38,618	145

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	18.952	18.267	16.960	13.659	12.500
Value at End of Year	—	—	—	—	—	21.066	18.952	18.267	16.960	13.659
Wealthmark ML3 No. of Units	—	—	—	—	—	56,234	64,740	12,479	12,381	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	16.346	15.779	14.671	12.500	—
Value at End of Year	—	—	—	—	—	18.142	16.346	15.779	14.671	—
Wealthmark ML3 No. of Units	—	—	—	—	—	42,071	41,765	34,892	28,496	—

DWS Growth Allocation VIP (formerly Scudder Growth Strategy Portfolio) (substituted with JHT Lifestyle Growth Trust eff 12-12-07) Class B Shares (units first credited 8-16-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	14.290	13.702	12.500	—	—
Value at End of Year	—	—	—	—	—	15.837	14.290	13.702	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	2,770,704	2,995,589	549,614	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	248,357	211,262	41,752	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	14.280	13.700	12.500	—	—
Value at End of Year	—	—	—	—	—	15.818	14.280	13.700	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	15,254	30,881	13,412	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	607,275	634,841	196,782	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	14.251	13.692	12.500	—	—
Value at End of Year	—	—	—	—	—	15.762	14.251	13.692	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	2,386,881	2,878,052	851,901	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	14.241	13.690	12.500	—	—
Value at End of Year	—	—	—	—	—	15.743	14.241	13.690	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	5,468	7,367	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	14.212	13.682	12.500	—	—
Value at End of Year	—	—	—	—	—	15.687	14.212	13.682	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	95,492	95,771	29,365	—	—

DWS Health Care VIP (formerly Scudder Health Sciences Portfolio) (substituted with JHT Total Stock Market Index Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	19.479	18.325	17.067	13.025	12.500
Value at End of Year	—	—	—	—	—	20.267	19.479	18.325	17.067	13.025
Wealthmark ML3 No. of Units	—	—	—	—	—	95,647	119,727	132,572	72,017	5,869
NYWealthmark ML3 No. of Units	—	—	—	—	—	14,895	17,983	17,733	11,693	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	19.448	18.305	17.056	13.023	12.500
Value at End of Year	—	—	—	—	—	20.224	19.448	18.305	17.056	13.023
Wealthmark ML3 No. of Units	—	—	—	—	—	41,673	77,854	84,919	78,571	4,413
NYWealthmark ML3 No. of Units	—	—	—	—	—	69,791	80,140	70,620	45,296	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	19.354	18.243	17.025	13.019	12.500
Value at End of Year	—	—	—	—	—	20.096	19.354	18.243	17.025	13.019
Wealthmark ML3 No. of Units	—	—	—	—	—	83,088	90,519	104,436	51,011	—

U-20

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	19.322	18.223	17.014	13.017	12.500
Value at End of Year	—	—	—	—	—	20.054	19.322	18.223	17.014	13.017
Wealthmark ML3 No. of Units	—	—	—	—	—	12,321	20,471	22,627	13,878	559

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	16.815	15.882	14.851	12.500	—
Value at End of Year	—	—	—	—	—	17.426	16.815	15.882	14.851	—
Wealthmark ML3 No. of Units	—	—	—	—	—	13,139	15,398	21,072	20,249	—

DWS High Income VIP (formerly Scudder High Income Portfolio) (substituted with JHT Active Bond Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	18.184	17.875	16.215	13.279	12.500
Value at End of Year	—	—	—	—	—	19.696	18.184	17.875	16.215	13.279
Wealthmark ML3 No. of Units	—	—	—	—	—	404,615	532,529	618,499	509,453	14,158
NYWealthmark ML3 No. of Units	—	—	—	—	—	19,310	2,384	31,347	16,706	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	18.154	17.855	16.205	13.277	12.500
Value at End of Year	—	—	—	—	—	19.654	18.154	17.855	16.205	13.277
Wealthmark ML3 No. of Units	—	—	—	—	—	157,439	227,019	293,153	305,817	27,805
NYWealthmark ML3 No. of Units	—	—	—	—	—	93,474	110,349	139,187	82,546	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	18.067	17.796	16.175	13.272	12.500
Value at End of Year	—	—	—	—	—	19.530	18.067	17.796	16.175	13.272
Wealthmark ML3 No. of Units	—	—	—	—	—	231,967	266,362	154,093	198,132	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	18.037	17.776	16.165	13.271	12.500
Value at End of Year	—	—	—	—	—	19.489	18.037	17.776	16.165	13.271
Wealthmark ML3 No. of Units	—	—	—	—	—	58,770	63,910	66,331	55,532	832

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	15.344	15.144	13.792	12.500	—
Value at End of Year	—	—	—	—	—	16.554	15.344	15.144	13.792	—
Wealthmark ML3 No. of Units	—	—	—	—	—	62,848	64,500	84,668	62,990	—

DWS Income Allocation VIP (formerly Scudder Conservative Income Strategy Portfolio) (merged into DWS Conservative Allocation VIP eff 9-15-06) Class B Shares (units first credited 8-16-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	13.032	12.500	—	—
Value at End of Year	—	—	—	—	—	—	13.272	13.032	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	106,688	28,399	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	26,228	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	13.029	12.500	—	—
Value at End of Year	—	—	—	—	—	—	13.262	13.029	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	18,029	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	26,391	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	13.022	12.500	—	—
Value at End of Year	—	—	—	—	—	—	13.235	13.022	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	104,639	6,918	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.500	—	—
Value at End of Year	—	—	—	—	—	—	—	13.019	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	13.012	12.500	—	—
Value at End of Year	—	—	—	—	—	—	13.199	13.012	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	2,942	—	—	—

U-21

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02

DWS International Select Equity VIP (formerly Scudder International Select Equity Portfolio) (substituted with JHT International Equity Index Trust B eff 5-03-07)

Class B Shares (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	22.410	19.985	17.242	13.544	12.500
Value at End of Year	—	—	—	—	—	27.568	22.410	19.985	17.242	13.544
Wealthmark ML3 No. of Units	—	—	—	—	—	268,086	308,800	311,334	140,781	5,208
NYWealthmark ML3 No. of Units	—	—	—	—	—	21,432	42,169	23,410	10,380	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	22.374	19.962	17.232	13.542	12.500
Value at End of Year	—	—	—	—	—	27.510	22.374	19.962	17.232	13.542
Wealthmark ML3 No. of Units	—	—	—	—	—	101,153	150,540	145,660	133,915	1,326
NYWealthmark ML3 No. of Units	—	—	—	—	—	83,782	79,326	75,544	27,246	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	22.266	19.896	17.200	13.538	12.500
Value at End of Year	—	—	—	—	—	27.336	22.266	19.896	17.200	13.538
Wealthmark ML3 No. of Units	—	—	—	—	—	144,125	172,552	170,627	49,615	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	22.230	19.873	17.189	13.536	12.500
Value at End of Year	—	—	—	—	—	27.278	22.230	19.873	17.189	13.536
Wealthmark ML3 No. of Units	—	—	—	—	—	87,097	97,955	99,809	73,354	689

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	20.719	18.550	16.069	12.500	—
Value at End of Year	—	—	—	—	—	25.386	20.719	18.550	16.069	—
Wealthmark ML3 No. of Units	—	—	—	—	—	40,338	50,334	36,089	18,838	—

DWS International VIP (formerly Scudder International Portfolio) (substituted with JHT International Value Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	21.767	19.123	16.725	13.334	12.500
Value at End of Year	—	—	—	—	—	26.859	21.767	19.123	16.725	13.334
Wealthmark ML3 No. of Units	—	—	—	—	—	277,435	311,749	323,239	100,782	7,802
NYWealthmark ML3 No. of Units	—	—	—	—	—	34,819	32,982	32,228	15,133	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	21.732	19.102	16.715	13.333	12.500
Value at End of Year	—	—	—	—	—	26.802	21.732	19.102	16.715	13.333
Wealthmark ML3 No. of Units	—	—	—	—	—	69,894	101,903	101,286	93,700	9,752
NYWealthmark ML3 No. of Units	—	—	—	—	—	74,458	80,482	104,641	47,796	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	21.627	19.038	16.684	13.328	12.500
Value at End of Year	—	—	—	—	—	26.633	21.627	19.038	16.684	13.328
Wealthmark ML3 No. of Units	—	—	—	—	—	273,486	291,380	269,088	94,320	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	21.592	19.016	16.674	13.326	12.500
Value at End of Year	—	—	—	—	—	26.577	21.592	19.016	16.674	13.326
Wealthmark ML3 No. of Units	—	—	—	—	—	19,801	23,003	26,146	24,853	1,097

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	20.278	17.886	15.707	12.500	—
Value at End of Year	—	—	—	—	—	24.923	20.278	17.886	15.707	—
Wealthmark ML3 No. of Units	—	—	—	—	—	36,982	38,567	44,534	14,945	—

DWS Janus Growth & Income VIP (formerly SVS Janus Growth & Income Portfolio) (substituted with JHT Quantitative All Cap Trust eff 5-03-07)

(now Optimized All Cap Trust) - Class B Shares (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	19.892	18.102	16.568	13.532	12.500
Value at End of Year	—	—	—	—	—	21.130	19.892	18.102	16.568	13.532
Wealthmark ML3 No. of Units	—	—	—	—	—	271,077	304,158	261,735	136,923	4,260
NYWealthmark ML3 No. of Units	—	—	—	—	—	22,855	32,158	26,345	10,721	—

U-22

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	19.860	18.082	16.557	13.531	12.500
Value at End of Year	—	—	—	—	—	21.085	19.860	18.082	16.557	13.531
Wealthmark ML3 No. of Units	—	—	—	—	—	98,219	126,807	127,576	127,278	6,019
NYWealthmark ML3 No. of Units	—	—	—	—	—	38,454	51,449	45,832	31,296	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	19.764	18.022	16.527	13.526	12.500
Value at End of Year	—	—	—	—	—	20.952	19.764	18.022	16.527	13.526
Wealthmark ML3 No. of Units	—	—	—	—	—	194,454	219,832	175,889	74,617	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	19.732	18.001	16.517	13.525	12.500
Value at End of Year	—	—	—	—	—	20.908	19.732	18.001	16.517	13.525
Wealthmark ML3 No. of Units	—	—	—	—	—	21,950	29,470	29,122	29,948	1,127

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	17.177	15.694	14.421	12.500	—
Value at End of Year	—	—	—	—	—	18.173	17.177	15.694	14.421	—
Wealthmark ML3 No. of Units	—	—	—	—	—	19,874	23,123	24,256	18,510	—

DWS Janus Growth Opportunities VIP (formerly SVS Janus Growth Opportunities Portfolio)

(merged into DWS Capital Growth Allocation VIP eff 12-08-06)(now Lifestyle Growth Trust) - Class B Shares (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	18.981	17.198	13.850	12.500
Value at End of Year	—	—	—	—	—	—	20.002	18.981	17.198	13.850
Wealthmark ML3 No. of Units	—	—	—	—	—	—	87,125	58,106	44,937	2,554
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	40,674	4,273	2,064	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	18.960	17.187	13.848	12.500
Value at End of Year	—	—	—	—	—	—	19.970	18.960	17.187	13.848
Wealthmark ML3 No. of Units	—	—	—	—	—	—	35,559	32,694	36,748	1,485
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	14,764	13,106	10,161	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	18.897	16.527	13.526	12.500
Value at End of Year	—	—	—	—	—	—	19.873	18.897	16.527	13.526
Wealthmark ML3 No. of Units	—	—	—	—	—	—	48,547	61,632	41,597	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	18.876	17.145	13.842	12.500
Value at End of Year	—	—	—	—	—	—	19.841	18.876	17.145	13.842
Wealthmark ML3 No. of Units	—	—	—	—	—	—	17,907	19,718	19,367	2,812

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	15.999	14.554	12.500	—
Value at End of Year	—	—	—	—	—	—	16.792	15.999	14.554	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	37,551	14,969	11,907	—

DWS Large Cap Value VIP (formerly Scudder Large Cap Value Portfolio) (substituted with JHT Quantitative Value Trust eff 5-03-07)

(now Optimized Value Trust) - Class B Shares (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	19.614	19.630	18.201	13.998	12.500
Value at End of Year	—	—	—	—	—	22.180	19.614	19.630	18.201	13.998
Wealthmark ML3 No. of Units	—	—	—	—	—	365,253	421,484	421,394	133,082	13,000
NYWealthmark ML3 No. of Units	—	—	—	—	—	17,200	22,948	49,465	11,078	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	19.582	19.608	18.190	13.996	12.500
Value at End of Year	—	—	—	—	—	22.133	19.582	19.608	18.190	13.996
Wealthmark ML3 No. of Units	—	—	—	—	—	71,140	141,183	143,416	128,649	9,721
NYWealthmark ML3 No. of Units	—	—	—	—	—	79,738	92,804	88,127	54,536	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	18.765	19.542	18.156	13.991	12.500
Value at End of Year	—	—	—	—	—	21.178	18.765	19.542	18.156	13.991
Wealthmark ML3 No. of Units	—	—	—	—	—	193,453	234,362	239,378	120,189	36

U-23

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	19.456	19.520	18.145	13.990	12.500
Value at End of Year	—	—	—	—	—	21.947	19.456	19.520	18.145	13.990
Wealthmark ML3 No. of Units	—	—	—	—	—	12,449	15,089	14,737	14,419	2,476

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	16.552	16.631	15.483	12.500	—
Value at End of Year	—	—	—	—	—	18.643	16.552	16.631	15.483	—
Wealthmark ML3 No. of Units	—	—	—	—	—	19,849	26,932	35,382	12,016	—

DWS Legg Mason Aggressive Growth VIP (formerly Scudder Salomon Aggressive Growth) (merged into DWS Capital Growth VIP eff 12-08-06) - Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	19.696	19.155	14.397	12.500
Value at End of Year	—	—	—	—	—	—	23.386	20.997	19.155	14.397
Wealthmark ML3 No. of Units	—	—	—	—	—	—	49,319	44,644	31,995	1,443
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	3,302	28,017	1,737	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	19.674	19.143	14.395	12.500
Value at End of Year	—	—	—	—	—	—	23.349	20.974	19.143	14.395
Wealthmark ML3 No. of Units	—	—	—	—	—	—	23,160	25,322	22,378	69
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	20,162	13,327	7,317	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	19.608	19.108	14.390	12.500
Value at End of Year	—	—	—	—	—	—	23.236	20.904	19.108	14.390
Wealthmark ML3 No. of Units	—	—	—	—	—	—	31,057	31,258	28,153	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	19.586	19.096	14.389	12.500
Value at End of Year	—	—	—	—	—	—	23.198	20.881	19.096	14.389
Wealthmark ML3 No. of Units	—	—	—	—	—	—	17,674	17,743	17,203	279

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	15.354	15.459	12.500	—
Value at End of Year	—	—	—	—	—	—	18.723	16.878	15.459	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	10,071	13,523	5,133	—

DWS Mercury Large Cap Core VIP (formerly Scudder Mercury Large Cap Core Portfolio) (merged into DWS Growth & Income VIP eff 12-08-06) Class B Shares (units first credited 11-15-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.961	12.500	—	—
Value at End of Year	—	—	—	—	—	—	14.378	12.961	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	9,420	387	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	12.960	12.500	—	—
Value at End of Year	—	—	—	—	—	—	14.370	12.960	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	26,716	17,695	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	5,827	238	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	12.957	12.500	—	—
Value at End of Year	—	—	—	—	—	—	14.346	12.957	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	17,975	15,190	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	12.956	12.500	—	—
Value at End of Year	—	—	—	—	—	—	14.338	12.956	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	1,999	646	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	12.954	12.500	—	—
Value at End of Year	—	—	—	—	—	—	14.313	12.954	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	1,813	600	—	—

U-24

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
DWS MFS Strategic Value VIP (formerly SVS MFS Strategic Value Portfolio) (merged into DWS Dreman High Return Equity VIP eff 9-15-06) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	20.793	18.007	14.489	12.500
Value at End of Year	—	—	—	—	—	—	19.415	20.793	18.007	14.489
Wealthmark ML3 No. of Units	—	—	—	—	—	—	293,618	295,670	90,342	2,581
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	39,679	50,229	17,343	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	20.770	17.996	14.487	12.500
Value at End of Year	—	—	—	—	—	—	19.383	20.770	17.996	14.487
Wealthmark ML3 No. of Units	—	—	—	—	—	—	60,509	69,576	69,327	4,525
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	85,963	92,730	43,294	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	20.700	17.963	14.482	12.500
Value at End of Year	—	—	—	—	—	—	19.290	20.700	17.963	14.482
Wealthmark ML3 No. of Units	—	—	—	—	—	—	211,714	204,668	50,734	99

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	20.677	17.952	14.480	12.500
Value at End of Year	—	—	—	—	—	—	19.258	20.677	17.952	14.480
Wealthmark ML3 No. of Units	—	—	—	—	—	—	26,709	23,379	23,402	498

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	17.176	14.934	12.500	—
Value at End of Year	—	—	—	—	—	—	15.973	17.176	14.934	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	37,364	37,108	22,316	—

DWS Mid Cap Growth VIP (formerly Scudder Mid Cap Growth Portfolio) (substituted with JHT Quantitative Mid Cap Trust eff 5-03-07) (now Mid Cap Index Trust)

Class B Shares (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	22.214	19.696	19.327	14.726	12.500
Value at End of Year	—	—	—	—	—	24.155	22.214	19.696	19.327	14.726
Wealthmark ML3 No. of Units	—	—	—	—	—	21,045	21,928	25,730	17,135	1,341
NYWealthmark ML3 No. of Units	—	—	—	—	—	3,787	4,458	5,241	3,279	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	22.178	19.674	19.315	14.724	12.500
Value at End of Year	—	—	—	—	—	24.104	22.178	19.674	19.315	14.724
Wealthmark ML3 No. of Units	—	—	—	—	—	8,016	9,929	8,397	7,996	470
NYWealthmark ML3 No. of Units	—	—	—	—	—	47,127	37,318	42,559	28,846	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	22.070	19.608	19.280	14.719	12.500
Value at End of Year	—	—	—	—	—	23.952	22.070	19.608	19.280	14.719
Wealthmark ML3 No. of Units	—	—	—	—	—	38,467	37,410	54,904	23,794	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	22.035	19.586	19.268	14.717	12.500
Value at End of Year	—	—	—	—	—	23.901	22.035	19.586	19.268	14.717
Wealthmark ML3 No. of Units	—	—	—	—	—	1,091	2,821	2,640	2,489	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	17.248	15.354	15.127	12.500	—
Value at End of Year	—	—	—	—	—	18.681	17.248	15.354	15.127	—
Wealthmark ML3 No. of Units	—	—	—	—	—	5,164	9,539	7,051	5,582	—

DWS Moderate Allocation VIP (formerly Scudder Growth & Income Strategy Portfolio) (substituted with JHT Lifestyle Balanced Trust eff 12-12-07) Class B Shares (units first credited 8-16-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	13.916	13.466	12.500	—	—
Value at End of Year	—	—	—	—	—	15.186	13.916	13.466	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	2,652,491	2,911,360	576,951	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	323,798	320,545	198,969	—	—

U-25

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	13.907	13.464	12.500	—	—
Value at End of Year	—	—	—	—	—	15.168	13.907	13.464	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	34,565	34,656	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	278,551	288,834	102,256	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	13.878	13.456	12.500	—	—
Value at End of Year	—	—	—	—	—	15.114	13.878	13.456	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	1,937,782	2,125,079	455,015	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	13.840	13.446	12.500	—	—
Value at End of Year	—	—	—	—	—	15.043	13.840	13.446	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	81,139	78,561	2,363	—	—

DWS Money Market VIP (formerly Scudder Money Market Portfolio) (substituted with JHT Money Market Trust B eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	12.287	12.195	12.334	12.486	12.500
Value at End of Year	—	—	—	—	—	12.600	12.287	12.195	12.334	12.486
Wealthmark ML3 No. of Units	—	—	—	—	—	1,043,873	1,049,894	1,132,609	2,332,293	43,685
NYWealthmark ML3 No. of Units	—	—	—	—	—	24,249	29,771	64,828	109,602	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	12.268	12.182	12.326	12.485	12.500
Value at End of Year	—	—	—	—	—	12.574	12.268	12.182	12.326	12.485
Wealthmark ML3 No. of Units	—	—	—	—	—	138,051	406,191	216,090	243,809	49,847
NYWealthmark ML3 No. of Units	—	—	—	—	—	81,387	89,416	86,313	118,764	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	12.208	12.141	12.303	12.481	12.500
Value at End of Year	—	—	—	—	—	12.494	12.208	12.141	12.303	12.481
Wealthmark ML3 No. of Units	—	—	—	—	—	486,182	591,828	139,381	170,743	4,801

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	12.189	12.127	12.296	12.479	12.500
Value at End of Year	—	—	—	—	—	12.468	12.189	12.127	12.296	12.479
Wealthmark ML3 No. of Units	—	—	—	—	—	2,773	9,488	20,764	53,528	16,147

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	12.207	12.164	12.352	12.500	—
Value at End of Year	—	—	—	—	—	12.468	12.207	12.164	12.352	—
Wealthmark ML3 No. of Units	—	—	—	—	—	46,933	47,320	81,221	35,150	—

DWS Oak Strategic Equity VIP (formerly SVS Oak Strategic Equity Portfolio) (merged into DWS Capital Growth VIP eff 12-08-06) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	22.314	22.489	15.331	12.500
Value at End of Year	—	—	—	—	—	—	20.963	22.314	22.489	15.331
Wealthmark ML3 No. of Units	—	—	—	—	—	—	143,559	158,792	65,627	3,032
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	15,667	16,222	5,014	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	22.289	22.475	15.329	12.500
Value at End of Year	—	—	—	—	—	—	20.929	22.289	22.475	15.329
Wealthmark ML3 No. of Units	—	—	—	—	—	—	45,333	54,582	51,727	6,840
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	29,398	30,747	22,739	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	22.215	22.434	15.324	12.500
Value at End of Year	—	—	—	—	—	—	20.828	22.215	22.434	15.324
Wealthmark ML3 No. of Units	—	—	—	—	—	—	113,489	111,979	47,151	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	22.190	22.420	15.322	12.500
Value at End of Year	—	—	—	—	—	—	20.794	22.190	22.420	15.322
Wealthmark ML3 No. of Units	—	—	—	—	—	—	6,134	5,448	4,374	234

U-26

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	15.531	15.715	12.500	—
Value at End of Year	—	—	—	—	—	—	14.532	15.531	15.715	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	48,302	49,426	22,921	—

DWS RREEF Real Estate Securities VIP (formerly Scudder Real Estate Securities Portfolio) (substituted with JHT Real Estate Securities Trust eff 5-03-07) Class B Shares (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	19.788	19.626	15.263	12.500	—
Value at End of Year	—	—	—	—	—	28.987	19.788	19.626	15.263	—
Wealthmark ML3 No. of Units	—	—	—	—	—	174,333	222,361	238,838	76,829	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	23,724	27,436	27,887	15,637	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	19.762	19.609	15.258	12.500	—
Value at End of Year	—	—	—	—	—	28.934	19.762	19.609	15.258	—
Wealthmark ML3 No. of Units	—	—	—	—	—	35,536	35,072	36,798	18,615	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	84,213	105,394	106,198	66,435	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	19.684	19.561	15.243	12.500	—
Value at End of Year	—	—	—	—	—	28.776	19.684	19.561	15.243	—
Wealthmark ML3 No. of Units	—	—	—	—	—	121,811	173,275	198,076	85,492	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	19.657	19.544	15.238	12.500	—
Value at End of Year	—	—	—	—	—	28.724	19.657	19.544	15.238	—
Wealthmark ML3 No. of Units	—	—	—	—	—	1,059	3,019	5,724	3,435	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	19.579	19.496	15.223	12.500	—
Value at End of Year	—	—	—	—	—	28.567	19.579	19.496	15.223	—
Wealthmark ML3 No. of Units	—	—	—	—	—	15,287	23,558	26,259	14,008	—

DWS Small Cap Growth VIP (formerly Scudder Small Cap Growth Portfolio) (substituted with JHT Small Cap Index Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	21.189	20.182	18.562	14.241	12.500
Value at End of Year	—	—	—	—	—	21.844	21.189	20.182	18.562	14.241
Wealthmark ML3 No. of Units	—	—	—	—	—	191,008	208,844	181,262	105,727	9,273
NYWealthmark ML3 No. of Units	—	—	—	—	—	24,824	27,804	16,148	6,913	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	21.155	20.159	18.551	14.239	12.500
Value at End of Year	—	—	—	—	—	21.798	21.155	20.159	18.551	14.239
Wealthmark ML3 No. of Units	—	—	—	—	—	81,110	132,545	98,547	90,719	3,409
NYWealthmark ML3 No. of Units	—	—	—	—	—	71,584	85,447	79,981	52,981	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	21.053	20.092	18.516	14.234	12.500
Value at End of Year	—	—	—	—	—	21.661	21.053	20.092	18.516	14.234
Wealthmark ML3 No. of Units	—	—	—	—	—	188,165	214,176	171,348	94,423	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	21.019	20.070	18.505	14.232	12.500
Value at End of Year	—	—	—	—	—	21.615	21.019	20.070	18.505	14.232
Wealthmark ML3 No. of Units	—	—	—	—	—	46,028	58,145	42,029	35,094	324

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	16.936	16.196	14.956	12.500	—
Value at End of Year	—	—	—	—	—	17.391	16.936	16.196	14.956	—
Wealthmark ML3 No. of Units	—	—	—	—	—	59,088	63,336	40,185	23,460	—

DWS Strategic Income VIP (formerly Scudder Strategic Income Portfolio) (substituted with JHT Active Bond Trust eff 5-03-07) Class B Shares (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	13.559	13.524	12.699	12.500	—
Value at End of Year	—	—	—	—	—	14.505	13.559	13.524	12.699	—
Wealthmark ML3 No. of Units	—	—	—	—	—	187,999	230,886	221,347	84,933	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	14,887	15,293	14,274	8,296	—

U-27

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	13.541	13.513	12.695	12.500	—
Value at End of Year	—	—	—	—	—	14.478	13.541	13.513	12.695	—
Wealthmark ML3 No. of Units	—	—	—	—	—	8,807	62,126	50,428	52,122	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	100,278	90,030	68,271	45,712	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	13.487	13.479	12.683	12.500	—
Value at End of Year	—	—	—	—	—	14.399	13.487	13.479	12.683	—
Wealthmark ML3 No. of Units	—	—	—	—	—	186,857	203,771	223,348	125,317	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	13.469	13.468	12.678	12.500	—
Value at End of Year	—	—	—	—	—	14.373	13.469	13.468	12.678	—
Wealthmark ML3 No. of Units	—	—	—	—	—	325	326	268	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	13.416	13.434	12.666	12.500	—
Value at End of Year	—	—	—	—	—	14.294	13.416	13.434	12.666	—
Wealthmark ML3 No. of Units	—	—	—	—	—	40,559	44,932	32,323	18,105	—

DWS Technology VIP (formerly Scudder Technology Growth Portfolio) (substituted with JHT Total Stock Market Index Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	22.912	22.555	22.598	15.715	12.500
Value at End of Year	—	—	—	—	—	22.636	22.912	22.555	22.598	15.715
Wealthmark ML3 No. of Units	—	—	—	—	—	65,311	89,212	91,554	58,970	6,079
NYWealthmark ML3 No. of Units	—	—	—	—	—	12,234	14,838	15,882	11,460	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	22.875	22.530	22.584	15.714	12.500
Value at End of Year	—	—	—	—	—	22.588	22.875	22.530	22.584	15.714
Wealthmark ML3 No. of Units	—	—	—	—	—	24,212	42,175	48,245	45,733	3,145
NYWealthmark ML3 No. of Units	—	—	—	—	—	39,020	42,274	36,402	20,389	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	22.764	22.455	22.542	15.708	12.500
Value at End of Year	—	—	—	—	—	22.445	22.764	22.455	22.542	15.708
Wealthmark ML3 No. of Units	—	—	—	—	—	57,241	61,511	69,335	49,389	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	22.728	22.429	22.528	15.371	12.500
Value at End of Year	—	—	—	—	—	22.398	22.728	22.429	22.528	15.371
Wealthmark ML3 No. of Units	—	—	—	—	—	7,177	19,213	18,732	16,838	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	16.149	15.961	16.055	12.500	—
Value at End of Year	—	—	—	—	—	15.890	16.149	15.961	16.055	—
Wealthmark ML3 No. of Units	—	—	—	—	—	22,298	24,594	23,030	21,323	—

DWS Templeton Foreign Value VIP (formerly Scudder Templeton Foreign Value Portfolio) (merged into DWS International Select Equity VIP eff 12-08-06) Class B Shares (units first credited 11-15-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	13.173	12.500	—	—
Value at End of Year	—	—	—	—	—	—	14.025	13.173	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	19,311	76	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	4,464	4,097	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	13.172	12.500	—	—
Value at End of Year	—	—	—	—	—	—	14.017	13.172	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	9,082	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	4,030	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	13.169	12.500	—	—
Value at End of Year	—	—	—	—	—	—	13.994	13.169	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	13,033	1,176	—	—

U-28

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.500	—	—
Value at End of Year	—	—	—	—	—	—	—	13.169	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	13.166	12.500	—	—
Value at End of Year	—	—	—	—	—	—	13.962	13.166	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	183	—	—	—

DWS Turner Mid Cap Growth VIP (formerly SVS Turner Mid Cap Growth Portfolio) (substituted with JHT Quantitative Mid Cap Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	24.237	22.148	20.353	13.973	12.500
Value at End of Year	—	—	—	—	—	25.323	24.237	22.148	20.353	13.973
Wealthmark ML3 No. of Units	—	—	—	—	—	140,351	151,119	143,500	93,534	5,464
NYWealthmark ML3 No. of Units	—	—	—	—	—	24,146	36,903	8,608	2,379	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	24.198	22.123	20.341	13.972	12.500
Value at End of Year	—	—	—	—	—	25.269	24.198	22.123	20.341	13.972
Wealthmark ML3 No. of Units	—	—	—	—	—	51,359	97,575	102,242	94,514	4,426
NYWealthmark ML3 No. of Units	—	—	—	—	—	51,741	53,787	55,856	30,330	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	24.081	22.049	20.303	13.967	12.500
Value at End of Year	—	—	—	—	—	25.109	24.081	22.049	20.303	13.967
Wealthmark ML3 No. of Units	—	—	—	—	—	83,014	103,695	103,741	52,488	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	24.042	22.025	20.291	13.965	12.500
Value at End of Year	—	—	—	—	—	25.056	24.042	22.025	20.291	13.965
Wealthmark ML3 No. of Units	—	—	—	—	—	9,274	11,734	11,657	11,154	471

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	19.368	17.769	16.395	12.500	—
Value at End of Year	—	—	—	—	—	20.154	19.368	17.769	16.395	—
Wealthmark ML3 No. of Units	—	—	—	—	—	36,069	39,126	18,521	17,516	—

Equity-Income Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	15.775	13.956	11.302	17.998	19.059	—	—	—	—	—
Value at End of Year	15.360	15.775	13.956	11.302	17.998	—	—	—	—	—
Wealthmark ML3 No. of Units	16,949	12,983	10,460	9,862	3,638	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	4,933	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.281	13.526	10.958	17.461	18.495	—	—	—	—	—
Value at End of Year	14.871	15.281	13.526	10.958	17.461	—	—	—	—	—
Wealthmark ML3 No. of Units	20,557	19,491	18,273	16,603	6,299	—	—	—	—	—
NYWealthmark ML3 No. of Units	3,183	2,216	1,706	3,634	2,266	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	15.084	13.371	10.850	17.314	18.358	—	—	—	—	—
Value at End of Year	14.658	15.084	13.371	10.850	17.314	—	—	—	—	—
Wealthmark ML3 No. of Units	14,753	6,948	6,025	4,443	1,819	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	18.312	—	—	—	—	—
Value at End of Year	—	—	—	—	17.265	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	17.404	15.459	12.569	20.097	21.337	—	—	—	—	—
Value at End of Year	16.879	17.404	15.459	12.569	20.097	—	—	—	—	—
Wealthmark ML3 No. of Units	9,142	6,981	7,068	300	80	—	—	—	—	—

U-29

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Financial Services Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	14.550	13.207	9.524	17.527	19.420	—	—	—	—	—
Value at End of Year	12.930	14.550	13.207	9.524	17.527	—	—	—	—	—
Wealthmark ML3 No. of Units	1,389	2,640	1,339	1,962	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	392	431	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.329	13.013	9.389	17.287	19.160	—	—	—	—	—
Value at End of Year	12.727	14.329	13.013	9.389	17.287	—	—	—	—	—
Wealthmark ML3 No. of Units	1,121	5,502	8,594	7,041	4,097	—	—	—	—	—
NYWealthmark ML3 No. of Units	317	319	690	695	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	14.144	12.864	9.295	17.141	19.018	—	—	—	—	—
Value at End of Year	12.544	14.144	12.864	9.295	17.141	—	—	—	—	—
Wealthmark ML3 No. of Units	77	914	1,108	79	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	18.970	—	—	—	—	—
Value at End of Year	—	—	—	—	17.093	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	22.065	—	—	—	—	—
Value at End of Year	—	—	—	—	19.862	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Franklin Templeton Founding Allocation Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	14.856	13.676	10.603	16.727	17.573	—	—	—	—	—
Value at End of Year	14.364	14.856	13.676	10.603	16.727	—	—	—	—	—
Wealthmark ML3 No. of Units	40,243	49,465	79,296	80,965	122,618	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.829	13.657	10.594	16.721	17.573	—	—	—	—	—
Value at End of Year	14.331	14.829	13.657	10.594	16.721	—	—	—	—	—
Wealthmark ML3 No. of Units	9,726	11,257	41,064	82,284	118,837	—	—	—	—	—
NYWealthmark ML3 No. of Units	16,961	15,104	15,278	20,532	32,142	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	14.748	13.603	7.564	11.957	12.579	—	—	—	—	—
Value at End of Year	14.231	14.748	13.603	7.564	11.957	—	—	—	—	—
Wealthmark ML3 No. of Units	20,904	21,241	25,966	24,656	45,349	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	13.585	10.559	16.699	17.573	—	—	—	—	—
Value at End of Year	—	14.720	13.585	10.559	16.699	—	—	—	—	—
Wealthmark ML3 No. of Units	—	3,132	4,947	6,166	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	10.479	9.685	7.539	11.941	12.579	—	—	—	—	—
Value at End of Year	10.091	10.479	9.685	7.539	11.941	—	—	—	—	—
Wealthmark ML3 No. of Units	1,989	1,989	1,989	1,989	4,504	—	—	—	—	—

Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	17.374	14.815	11.765	21.292	22.188	—	—	—	—	—
Value at End of Year	16.699	17.374	14.815	11.765	21.292	—	—	—	—	—
Wealthmark ML3 No. of Units	516,540	564,421	646,587	736,169	916,109	—	—	—	—	—
NYWealthmark ML3 No. of Units	65,985	66,829	84,335	86,588	95,670	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.486	14.918	11.853	21.242	22.144	—	—	—	—	—
Value at End of Year	16.798	17.486	14.918	11.853	21.242	—	—	—	—	—
Wealthmark ML3 No. of Units	174,937	189,971	224,691	277,893	359,969	—	—	—	—	—
NYWealthmark ML3 No. of Units	142,542	160,805	175,683	192,730	221,540	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	17.286	14.770	11.752	21.094	22.011	—	—	—	—	—
Value at End of Year	16.581	17.286	14.770	11.752	21.094	—	—	—	—	—
Wealthmark ML3 No. of Units	288,692	337,025	396,564	464,314	590,456	—	—	—	—	—

U-30

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	17.220	14.721	11.719	21.045	21.967	—	—	—	—	—
Value at End of Year	16.510	17.220	14.721	11.719	21.045	—	—	—	—	—
Wealthmark ML3 No. of Units	198,926	203,722	214,355	217,733	228,087	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	17.023	14.574	11.620	20.899	21.836	—	—	—	—	—
Value at End of Year	16.297	17.023	14.574	11.620	20.899	—	—	—	—	—
Wealthmark ML3 No. of Units	58,538	85,008	93,613	112,720	112,112	—	—	—	—	—

Fundamental Holdings Trust (formerly American Fundamental Holdings Trust) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	11.519	10.627	8.528	12.561	12.500	—	—	—	—	—
Value at End of Year	11.194	11.519	10.627	8.528	12.561	—	—	—	—	—
Wealthmark ML3 No. of Units	31,916	34,817	36,815	36,303	31,962	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	8.524	12.560	12.500	—	—	—	—	—
Value at End of Year	—	—	10.616	8.524	12.560	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	16,360	16,486	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	6,111	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	11.447	10.582	8.509	12.557	12.500	—	—	—	—	—
Value at End of Year	11.102	11.447	10.582	8.509	12.557	—	—	—	—	—
Wealthmark ML3 No. of Units	11,468	12,005	12,444	12,402	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	12.500	—	—	—	—	—
Value at End of Year	—	—	—	—	12.556	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	11.375	10.537	8.490	12.554	12.500	—	—	—	—	—
Value at End of Year	11.010	11.375	10.537	8.490	12.554	—	—	—	—	—
Wealthmark ML3 No. of Units	392	1,360	1,375	609	—	—	—	—	—	—

Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	13.514	12.147	9.919	17.198	19.281	—	—	—	—	—
Value at End of Year	13.511	13.514	12.147	9.919	17.198	—	—	—	—	—
Wealthmark ML3 No. of Units	170,689	189,359	217,962	244,934	288,877	—	—	—	—	—
NYWealthmark ML3 No. of Units	11,842	12,424	13,292	19,313	15,250	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.469	12.113	9.895	17.166	19.252	—	—	—	—	—
Value at End of Year	13.459	13.469	12.113	9.895	17.166	—	—	—	—	—
Wealthmark ML3 No. of Units	23,189	34,848	44,915	46,562	65,492	—	—	—	—	—
NYWealthmark ML3 No. of Units	43,116	43,935	49,890	52,454	73,100	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	13.335	12.010	9.826	17.072	19.166	—	—	—	—	—
Value at End of Year	13.305	13.335	12.010	9.826	17.072	—	—	—	—	—
Wealthmark ML3 No. of Units	78,012	85,124	99,307	112,618	143,974	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	13.291	11.976	9.804	17.041	19.137	—	—	—	—	—
Value at End of Year	13.254	13.291	11.976	9.804	17.041	—	—	—	—	—
Wealthmark ML3 No. of Units	9,832	10,102	10,665	10,913	13,471	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	13.159	11.875	9.735	16.947	19.051	—	—	—	—	—
Value at End of Year	13.103	13.159	11.875	9.735	16.947	—	—	—	—	—
Wealthmark ML3 No. of Units	6,944	8,969	9,400	10,734	10,515	—	—	—	—	—

Fundamental Value Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	15.606	14.055	10.859	18.237	18.708	—	—	—	—	—
Value at End of Year	14.740	15.606	14.055	10.859	18.237	—	—	—	—	—
Wealthmark ML3 No. of Units	211,179	228,342	275,228	318,705	410,378	—	—	—	—	—
NYWealthmark ML3 No. of Units	38,121	38,887	47,275	48,771	50,479	—	—	—	—	—

U-31

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.422	13.897	10.742	18.049	18.521	—	—	—	—	—
Value at End of Year	14.558	15.422	13.897	10.742	18.049	—	—	—	—	—
Wealthmark ML3 No. of Units	68,663	82,883	101,654	109,058	155,664	—	—	—	—	—
NYWealthmark ML3 No. of Units	123,181	143,840	136,953	148,486	170,139	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	15.224	13.738	10.635	17.897	18.383	—	—	—	—	—
Value at End of Year	14.349	15.224	13.738	10.635	17.897	—	—	—	—	—
Wealthmark ML3 No. of Units	118,829	131,402	155,447	184,927	234,602	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	15.158	13.686	10.600	17.847	18.337	—	—	—	—	—
Value at End of Year	14.280	15.158	13.686	10.600	17.847	—	—	—	—	—
Wealthmark ML3 No. of Units	18,654	20,237	21,884	24,722	34,609	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	17.218	15.569	12.077	20.363	20.944	—	—	—	—	—
Value at End of Year	16.197	17.218	15.569	12.077	20.363	—	—	—	—	—
Wealthmark ML3 No. of Units	14,732	17,267	20,480	28,022	38,703	—	—	—	—	—

Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-09) Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	15.790	15.976	—	—	—	—	—
Value at End of Year	—	—	—	10.189	15.790	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	352	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	16.679	16.881	—	—	—	—	—
Value at End of Year	—	—	—	10.757	16.679	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	1,947	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	16,604	28,683	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	16.539	16.756	—	—	—	—	—
Value at End of Year	—	—	—	10.651	16.539	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	5,508	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	16.492	16.714	—	—	—	—	—
Value at End of Year	—	—	—	10.615	16.492	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	19.346	19.626	—	—	—	—	—
Value at End of Year	—	—	—	12.434	19.346	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	1,116	—	—	—	—	—

Global Bond Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	21.526	19.872	17.546	18.711	17.393	—	—	—	—	—
Value at End of Year	23.048	21.526	19.872	17.546	18.711	—	—	—	—	—
Wealthmark ML3 No. of Units	13,496	20,960	15,820	14,312	2,919	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	777	1,008	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.505	18.939	16.731	17.850	16.599	—	—	—	—	—
Value at End of Year	21.944	20.505	18.939	16.731	17.850	—	—	—	—	—
Wealthmark ML3 No. of Units	2,353	2,068	1,875	2,005	354	—	—	—	—	—
NYWealthmark ML3 No. of Units	3,520	3,522	2,063	2,050	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	20.241	18.724	16.565	17.700	16.475	—	—	—	—	—
Value at End of Year	21.629	20.241	18.724	16.565	17.700	—	—	—	—	—
Wealthmark ML3 No. of Units	17,195	18,575	19,497	9,704	8,666	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	20.154	18.652	16.510	17.650	16.434	—	—	—	—	—
Value at End of Year	21.526	20.154	18.652	16.510	17.650	—	—	—	—	—
Wealthmark ML3 No. of Units	2,911	3,258	1,597	1,167	—	—	—	—	—	—

U-32

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	16.579	15.367	13.622	14.585	13.594	—	—	—	—	—
Value at End of Year	17.681	16.579	15.367	13.622	14.585	—	—	—	—	—
Wealthmark ML3 No. of Units	10,813	15,652	15,348	10,325	7,420	—	—	—	—	—

Global Diversification Trust (formerly American Global Diversification Trust) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	11.914	10.786	8.045	12.556	12.500	—	—	—	—	—
Value at End of Year	10.953	11.914	10.786	8.045	12.556	—	—	—	—	—
Wealthmark ML3 No. of Units	2,102	2,117	6,465	5,775	5,820	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	1,499	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.895	10.774	8.041	12.555	12.500	—	—	—	—	—
Value at End of Year	10.930	11.895	10.774	8.041	12.555	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	25,829	499	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	235	472	474	6,877	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	11.839	10.739	8.027	12.553	12.500	—	—	—	—	—
Value at End of Year	10.862	11.839	10.739	8.027	12.553	—	—	—	—	—
Wealthmark ML3 No. of Units	3,963	11,774	13,852	18,662	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	12.552	12.500	—	—	—	—	—
Value at End of Year	—	—	—	8.022	12.552	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	1,556	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	11.765	10.694	—	—	12.500	—	—	—	—	—
Value at End of Year	10.773	11.765	10.694	—	12.549	—	—	—	—	—
Wealthmark ML3 No. of Units	401	368	384	—	—	—	—	—	—	—

Global Trust (formerly Global Equity Trust) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	14.838	14.026	10.876	18.321	19.276	—	—	—	—	—
Value at End of Year	13.688	14.838	14.026	10.876	18.321	—	—	—	—	—
Wealthmark ML3 No. of Units	100,550	110,631	125,907	148,053	226,290	—	—	—	—	—
NYWealthmark ML3 No. of Units	19,940	21,270	23,867	26,889	28,088	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.985	14.171	10.995	18.529	19.502	—	—	—	—	—
Value at End of Year	13.816	14.985	14.171	10.995	18.529	—	—	—	—	—
Wealthmark ML3 No. of Units	43,138	51,817	58,584	66,157	83,859	—	—	—	—	—
NYWealthmark ML3 No. of Units	35,701	39,083	43,480	49,419	63,007	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	14.792	14.010	10.886	18.373	19.357	—	—	—	—	—
Value at End of Year	13.618	14.792	14.010	10.886	18.373	—	—	—	—	—
Wealthmark ML3 No. of Units	84,088	96,251	99,268	125,144	158,067	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	14.728	13.956	10.849	18.322	19.309	—	—	—	—	—
Value at End of Year	13.552	14.728	13.956	10.849	18.322	—	—	—	—	—
Wealthmark ML3 No. of Units	67,791	67,456	64,654	4,907	72,722	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	17.065	16.195	12.609	21.324	22.496	—	—	—	—	—
Value at End of Year	15.679	17.065	16.195	12.609	21.324	—	—	—	—	—
Wealthmark ML3 No. of Units	12,376	14,199	14,202	17,512	20,737	—	—	—	—	—

Health Sciences Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	19.823	17.453	13.487	19.606	18.502	—	—	—	—	—
Value at End of Year	21.526	19.823	17.453	13.487	19.606	—	—	—	—	—
Wealthmark ML3 No. of Units	5,319	6,582	6,555	8,991	1,177	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.982	19.364	14.972	21.774	20.555	—	—	—	—	—
Value at End of Year	23.859	21.982	19.364	14.972	21.774	—	—	—	—	—
Wealthmark ML3 No. of Units	4,248	1,546	754	1,279	3,012	—	—	—	—	—
NYWealthmark ML3 No. of Units	6,697	6,458	6,944	7,516	4,818	—	—	—	—	—

U-33

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	21.699	19.143	14.823	21.591	20.402	—	—	—	—	—
Value at End of Year	23.516	21.699	19.143	14.823	21.591	—	—	—	—	—
Wealthmark ML3 No. of Units	3,751	4,397	2,660	3,514	2,770	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	20.351	—	—	—	—	—
Value at End of Year	—	—	—	—	21.530	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	12.500	—	21.472	—	—	—	—	—
Value at End of Year	—	—	20.040	—	22.694	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	393	—	—	—	—	—	—	—

High Income Trust (merged into High Yield Trust eff 5-02-11) - Series II Shares (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	11.448	12.500	—	11.986	—	—	—	—	—
Value at End of Year	—	12.531	11.448	—	11.517	—	—	—	—	—
Wealthmark ML3 No. of Units	—	5,513	19,222	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	11.433	6.385	11.513	11.983	—	—	—	—	—
Value at End of Year	—	12.508	11.433	6.385	11.513	—	—	—	—	—
Wealthmark ML3 No. of Units	—	3,020	5,331	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	3,288	5,918	478	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	11.387	6.369	11.501	11.973	—	—	—	—	—
Value at End of Year	—	12.439	11.387	6.369	11.501	—	—	—	—	—
Wealthmark ML3 No. of Units	—	9,558	18,129	9,091	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	11.970	—	—	—	—	—
Value at End of Year	—	—	—	—	11.498	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	12.500	—	—	11.960	—	—	—	—	—
Value at End of Year	—	12.348	—	—	11.486	—	—	—	—	—
Wealthmark ML3 No. of Units	—	3,845	—	—	—	—	—	—	—	—

High Yield Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	12.531	17.511	11.533	16.679	17.301	—	—	—	—	—
Value at End of Year	19.365	12.531	17.511	11.533	16.679	—	—	—	—	—
Wealthmark ML3 No. of Units	4,110	7,406	10,312	7,220	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	452	575	747	351	360	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.508	17.959	11.834	17.123	17.767	—	—	—	—	—
Value at End of Year	19.841	12.508	17.959	11.834	17.123	—	—	—	—	—
Wealthmark ML3 No. of Units	587	1,231	1,105	85	85	—	—	—	—	—
NYWealthmark ML3 No. of Units	4,337	2,712	2,896	1,131	120	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.439	17.755	11.717	16.979	17.635	—	—	—	—	—
Value at End of Year	19.556	12.439	17.755	11.717	16.979	—	—	—	—	—
Wealthmark ML3 No. of Units	8,130	13,033	17,220	11,365	6,192	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	17.591	—	—	—	—	—
Value at End of Year	—	—	—	—	16.931	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	12.348	16.881	12.500	—	16.857	—	—	—	—	—
Value at End of Year	18.520	12.348	16.881	—	16.208	—	—	—	—	—
Wealthmark ML3 No. of Units	5,241	2,757	2,765	—	—	—	—	—	—	—

U-34

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Income & Value Trust (merged into American Asset Allocation Trust eff 5-01-09) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	15.008	15.702	—	—	—	—	—
Value at End of Year	—	—	—	10.299	15.008	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	871	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	15.505	16.227	—	—	—	—	—
Value at End of Year	—	—	—	10.635	15.505	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	862	1,419	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	16.106	—	—	—	—	—
Value at End of Year	—	—	—	—	15.374	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	15.331	16.066	—	—	—	—	—
Value at End of Year	—	—	—	10.494	15.331	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	1,563	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	17.188	—	—	—	—	—
Value at End of Year	—	—	—	—	16.385	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

International Core Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	16.684	13.301	—	22.088	21.930	—	—	—	—	—
Value at End of Year	14.803	16.684	—	13.301	22.088	—	—	—	—	—
Wealthmark ML3 No. of Units	1,330	2,164	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	249	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.137	15.006	12.878	21.396	21.250	—	—	—	—	—
Value at End of Year	14.311	16.137	15.006	12.878	21.396	—	—	—	—	—
Wealthmark ML3 No. of Units	4,985	5,247	8,187	8,027	4,670	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	1,909	2,106	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	15.929	14.835	12.750	21.216	21.092	—	—	—	—	—
Value at End of Year	14.105	15.929	14.835	12.750	21.216	—	—	—	—	—
Wealthmark ML3 No. of Units	3,458	3,685	2,954	2,673	2,184	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	21.039	—	—	—	—	—
Value at End of Year	—	—	—	—	21.156	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	27.609	—	—	—	—	—
Value at End of Year	—	—	—	—	27.734	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

International Equity Index Trust A - Series II Shares (units first credited 5-05-2010)
Contracts with no Optional Benefits
Value at Start of Year	10.772	9.827	—	—	—	—	—	—	—	—
Value at End of Year	9.114	10.772	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	291,106	306,429	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	36,974	35,995	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	10.753	9.814	—	—	—	—	—	—	—	—
Value at End of Year	9.093	10.753	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	111,741	128,478	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	114,454	133,452	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	10.694	9.775	—	—	—	—	—	—	—	—
Value at End of Year	9.029	10.694	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	168,841	177,212	—	—	—	—	—	—	—	—

U-35

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	10.674	9.762	—	—	—	—	—	—	—	—
Value at End of Year	9.008	10.674	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	185,347	174,546	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	10.616	9.723	—	—	—	—	—	—	—	—
Value at End of Year	8.945	10.616	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	50,800	49,021	—	—	—	—	—	—	—	—

International Equity Index Trust B - NAV Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	18.734	9.827	7.198	13.159	12.500	—	—	—	—	—
Value at End of Year	15.770	18.734	9.827	7.198	13.159	—	—	—	—	—
Wealthmark ML3 No. of Units	4,847	1,182	334,173	404,300	487,665	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	45,796	47,287	49,574	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.672	9.814	7.192	13.154	12.500	—	—	—	—	—
Value at End of Year	15.710	18.672	9.814	7.192	13.154	—	—	—	—	—
Wealthmark ML3 No. of Units	4,960	5,442	139,212	168,670	196,503	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	130,231	150,074	191,904	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	18.486	9.775	7.174	13.141	12.500	—	—	—	—	—
Value at End of Year	15.530	18.486	9.775	7.174	13.141	—	—	—	—	—
Wealthmark ML3 No. of Units	3,222	3,055	230,865	265,582	325,024	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	7.168	13.137	12.500	—	—	—	—	—
Value at End of Year	—	—	9.762	7.168	13.137	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	188,343	207,509	199,212	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	7.150	13.124	12.500	—	—	—	—	—
Value at End of Year	—	—	9.723	7.150	13.124	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	57,222	76,119	83,786	—	—	—	—	—

International Opportunities Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	16.097	14.432	10.688	22.026	19.587	—	—	—	—	—
Value at End of Year	13.280	16.097	14.432	10.688	22.026	—	—	—	—	—
Wealthmark ML3 No. of Units	8,076	14,365	11,750	16,734	28,178	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	1,069	1,137	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.051	14.398	10.669	21.997	19.568	—	—	—	—	—
Value at End of Year	13.236	16.051	14.398	10.669	21.997	—	—	—	—	—
Wealthmark ML3 No. of Units	10,933	9,879	10,931	13,806	15,671	—	—	—	—	—
NYWealthmark ML3 No. of Units	5,425	7,263	5,802	6,931	2,011	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	15.915	14.297	10.610	21.909	19.509	—	—	—	—	—
Value at End of Year	13.104	15.915	14.297	10.610	21.909	—	—	—	—	—
Wealthmark ML3 No. of Units	3,822	4,817	5,053	1,106	3,857	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	19.489	—	—	—	—	—
Value at End of Year	—	—	—	—	21.880	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	15.736	14.164	10.533	21.793	19.431	—	—	—	—	—
Value at End of Year	12.930	15.736	14.164	10.533	21.793	—	—	—	—	—
Wealthmark ML3 No. of Units	3,331	3,781	3,808	4,021	280	—	—	—	—	—

International Small Cap Trust (merged into International Small Company Trust eff 11-16-09) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	27.071	28.151	—	—	—	—	—
Value at End of Year	—	—	—	12.485	27.071	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	4,214	2,330	—	—	—	—	—

U-36

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	26.111	27.162	—	—	—	—	—
Value at End of Year	—	—	—	12.036	26.111	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	8,047	8,153	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	5,670	5,856	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	25.891	26.960	—	—	—	—	—
Value at End of Year	—	—	—	11.917	25.891	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	1,991	2,674	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	26.893	—	—	—	—	—
Value at End of Year	—	—	—	—	25.818	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	30.826	32.142	—	—	—	—	—
Value at End of Year	—	—	—	14.160	30.826	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	2,333	1,592	—	—	—	—	—

International Small Company Trust - Series II Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	14.768	12.261	12.500	—	—	—	—	—	—	—
Value at End of Year	12.141	14.768	12.261	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	7,130	6,983	3,933	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.760	12.260	12.500	—	—	—	—	—	—	—
Value at End of Year	12.128	14.760	12.260	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	9,216	10,911	12,809	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	3,048	3,094	7,475	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	14.735	12.257	12.500	—	—	—	—	—	—	—
Value at End of Year	12.090	14.735	12.257	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	3,228	5,489	6,903	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	14.702	12.254	12.500	—	—	—	—	—	—	—
Value at End of Year	12.038	14.702	12.254	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	3,833	3,526	4,161	—	—	—	—	—	—	—

International Value Trust - NAV Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	20.672	19.501	14.622	25.995	25.794	—	—	—	—	—
Value at End of Year	17.693	20.672	19.501	14.622	25.995	—	—	—	—	—
Wealthmark ML3 No. of Units	130,092	132,854	143,377	166,380	201,242	—	—	—	—	—
NYWealthmark ML3 No. of Units	12,290	12,674	13,273	17,175	15,916	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.499	18.404	13.806	24.557	24.375	—	—	—	—	—
Value at End of Year	16.680	19.499	18.404	13.806	24.557	—	—	—	—	—
Wealthmark ML3 No. of Units	33,254	32,666	44,501	54,253	73,275	—	—	—	—	—
NYWealthmark ML3 No. of Units	50,643	55,594	57,900	63,714	68,665	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	19.248	18.194	13.669	24.350	24.194	—	—	—	—	—
Value at End of Year	16.441	19.248	18.194	13.669	24.350	—	—	—	—	—
Wealthmark ML3 No. of Units	113,876	120,551	142,529	163,713	201,652	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	19.165	18.125	13.624	24.282	24.133	—	—	—	—	—
Value at End of Year	16.362	19.165	18.125	13.624	24.282	—	—	—	—	—
Wealthmark ML3 No. of Units	9,463	8,826	10,468	15,748	16,669	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	23.679	22.427	16.883	30.136	29.982	—	—	—	—	—
Value at End of Year	20.185	23.679	22.427	16.883	30.136	—	—	—	—	—
Wealthmark ML3 No. of Units	17,578	18,275	19,317	21,267	20,972	—	—	—	—	—

U-37

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Investment Quality Bond Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	17.410	16.496	14.947	15.478	15.065	—	—	—	—	—
Value at End of Year	18.471	17.410	16.496	14.947	15.478	—	—	—	—	—
Wealthmark ML3 No. of Units	236,335	288,994	322,681	6,980	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	11,043	18,144	22,056	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.235	16.338	14.811	15.345	14.941	—	—	—	—	—
Value at End of Year	18.277	17.235	16.338	14.811	15.345	—	—	—	—	—
Wealthmark ML3 No. of Units	123,812	135,013	145,972	878	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	75,739	77,697	84,622	1,297	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	17.013	16.152	14.665	12.216	14.830	—	—	—	—	—
Value at End of Year	18.014	17.013	16.152	14.665	12.216	—	—	—	—	—
Wealthmark ML3 No. of Units	139,658	179,179	209,247	6,015	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	16.940	16.091	12.500	—	14.793	—	—	—	—	—
Value at End of Year	17.928	16.940	16.091	—	15.173	—	—	—	—	—
Wealthmark ML3 No. of Units	105,078	114,412	117,279	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	15.220	14.479	13.172	13.695	13.365	—	—	—	—	—
Value at End of Year	16.084	15.220	14.479	13.172	13.695	—	—	—	—	—
Wealthmark ML3 No. of Units	38,113	42,739	48,423	2,148	—	—	—	—	—	—

Lifestyle Aggressive Trust - Series II Shares (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	12.028	10.530	7.902	13.889	13.026	12.500	—	—	—	—
Value at End of Year	11.036	12.028	10.530	7.902	13.889	13.026	—	—	—	—
Wealthmark ML3 No. of Units	12,972	16,186	24,720	29,389	100,629	37,203	—	—	—	—
NYWealthmark ML3 No. of Units	8,219	8,274	—	—	34,877	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.000	10.510	7.892	13.877	13.021	12.500	—	—	—	—
Value at End of Year	11.005	12.000	10.510	7.892	13.877	13.021	—	—	—	—
Wealthmark ML3 No. of Units	57,793	72,167	77,471	78,231	76,731	57,120	—	—	—	—
NYWealthmark ML3 No. of Units	354	356	358	361	363	353	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	11.916	10.452	7.860	13.842	13.008	12.500	—	—	—	—
Value at End of Year	10.912	11.916	10.452	7.860	13.842	13.008	—	—	—	—
Wealthmark ML3 No. of Units	9,842	9,900	9,988	4,955	15,733	24,207	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	13.004	12.500	—	—	—	—
Value at End of Year	—	—	—	—	13.831	13.004	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	11.805	10.376	7.818	13.796	12.988	12.500	—	—	—	—
Value at End of Year	10.789	11.805	10.376	7.818	13.796	12.991	—	—	—	—
Wealthmark ML3 No. of Units	1,187	1,193	1,200	—	3,744	—	—	—	—	—

Lifestyle Balanced Trust - Series II Shares (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	13.127	11.970	9.327	13.833	13.235	12.500	—	—	—	—
Value at End of Year	12.967	13.127	11.970	9.327	13.833	13.235	—	—	—	—
Wealthmark ML3 No. of Units	2,110,895	2,337,143	2,559,545	2,634,083	3,051,785	330,073	—	—	—	—
NYWealthmark ML3 No. of Units	73,140	94,991	127,814	225,032	331,179	617	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.097	11.949	9.314	13.821	13.231	12.500	—	—	—	—
Value at End of Year	12.930	13.097	11.949	9.314	13.821	13.231	—	—	—	—
Wealthmark ML3 No. of Units	36,611	44,033	45,082	40,563	65,597	43,158	—	—	—	—
NYWealthmark ML3 No. of Units	137,209	216,679	266,374	272,690	373,071	5,984	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	13.005	11.883	9.277	13.787	13.217	12.500	—	—	—	—
Value at End of Year	12.821	13.005	11.883	9.277	13.787	13.217	—	—	—	—
Wealthmark ML3 No. of Units	1,399,103	1,494,784	1,710,039	1,798,697	2,056,402	53,484	—	—	—	—

U-38

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	12.975	11.861	9.265	13.775	13.210	12.500	—	—	—	—
Value at End of Year	12.785	12.975	11.861	9.265	13.775	13.213	—	—	—	—
Wealthmark ML3 No. of Units	37,878	38,124	36,035	37,708	26,234	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	12.884	11.796	9.228	13.741	13.200	12.500	—	—	—	—
Value at End of Year	12.676	12.884	11.796	9.228	13.741	13.200	—	—	—	—
Wealthmark ML3 No. of Units	156,661	100,492	152,663	186,330	138,983	1,626	—	—	—	—

Lifestyle Conservative Trust - Series II Shares (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	14.423	13.469	11.275	13.594	13.142	12.500	—	—	—	—
Value at End of Year	14.761	14.423	13.469	11.275	13.594	13.142	—	—	—	—
Wealthmark ML3 No. of Units	229,519	221,953	158,523	143,599	45,378	717	—	—	—	—
NYWealthmark ML3 No. of Units	16,582	20,012	3,843	2,840	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.389	13.444	11.260	13.583	13.137	12.500	—	—	—	—
Value at End of Year	14.719	14.389	13.444	11.260	13.583	13.137	—	—	—	—
Wealthmark ML3 No. of Units	68,392	70,864	37,324	16,854	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	16,648	17,981	19,004	11,952	34,593	16,590	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	14.289	13.370	11.215	13.549	13.124	12.500	—	—	—	—
Value at End of Year	14.595	14.289	13.370	11.215	13.549	13.124	—	—	—	—
Wealthmark ML3 No. of Units	185,798	180,327	122,736	94,047	16,929	787	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	11.200	13.537	13.156	12.500	—	—	—	—
Value at End of Year	—	—	13.345	11.200	13.537	13.120	—	—	—	—
Wealthmark ML3 No. of Units	—	—	326	328	19,063	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	14.156	13.272	11.155	13.504	13.107	12.500	—	—	—	—
Value at End of Year	14.430	14.156	13.272	11.155	13.504	13.107	—	—	—	—
Wealthmark ML3 No. of Units	33,348	28,678	10,027	4,559	—	—	—	—	—	—

Lifestyle Growth Trust - Series II Shares (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	12.498	11.261	8.611	13.824	13.104	12.500	—	—	—	—
Value at End of Year	12.072	12.498	11.261	8.611	13.824	13.104	—	—	—	—
Wealthmark ML3 No. of Units	1,696,334	2,096,769	2,377,599	2,599,796	3,467,844	635,590	—	—	—	—
NYWealthmark ML3 No. of Units	155,402	138,326	235,639	261,656	353,962	44,649	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.469	11.240	8.600	13.812	13.100	12.500	—	—	—	—
Value at End of Year	12.038	12.469	11.240	8.600	13.812	13.100	—	—	—	—
Wealthmark ML3 No. of Units	58,023	35,360	51,756	53,086	71,415	68,295	—	—	—	—
NYWealthmark ML3 No. of Units	296,917	304,739	351,404	403,402	485,834	21,847	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.382	11.178	8.565	13.778	13.087	12.500	—	—	—	—
Value at End of Year	11.936	12.382	11.178	8.565	13.778	13.087	—	—	—	—
Wealthmark ML3 No. of Units	1,917,412	2,260,316	2,366,101	2,615,368	3,311,998	873,420	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	12.353	11.158	8.554	13.766	13.082	12.500	—	—	—	—
Value at End of Year	11.903	12.353	11.158	8.554	13.766	13.082	—	—	—	—
Wealthmark ML3 No. of Units	33,915	20,820	5,932	8,996	11,981	6,039	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	12.267	11.097	8.519	13.732	13.069	12.500	—	—	—	—
Value at End of Year	11.802	12.267	11.097	8.519	13.732	13.069	—	—	—	—
Wealthmark ML3 No. of Units	117,836	144,337	121,807	88,605	198,336	21,982	—	—	—	—

Lifestyle Moderate Trust - Series II Shares (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	13.725	12.640	10.129	13.614	13.172	12.500	—	—	—	—
Value at End of Year	13.789	13.725	12.640	10.129	13.614	13.172	—	—	—	—
Wealthmark ML3 No. of Units	547,062	593,135	667,293	818,406	734,151	109,691	—	—	—	—
NYWealthmark ML3 No. of Units	46,237	49,357	41,788	61,405	63,564	—	—	—	—	—

U-39

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.693	12.617	10.116	13.603	13.168	12.500	—	—	—	—
Value at End of Year	13.750	13.693	12.617	10.116	13.603	13.168	—	—	—	—
Wealthmark ML3 No. of Units	29,433	15,169	57,466	83,909	86,972	261,910	—	—	—	—
NYWealthmark ML3 No. of Units	60,042	64,259	64,201	76,805	130,546	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	13.597	12.547	10.075	13.569	13.155	12.500	—	—	—	—
Value at End of Year	13.633	13.597	12.547	10.075	13.569	13.155	—	—	—	—
Wealthmark ML3 No. of Units	294,907	366,636	397,709	422,433	528,290	28,255	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	13.566	12.524	10.062	13.558	13.150	12.500	—	—	—	—
Value at End of Year	13.595	13.566	12.524	10.062	13.558	13.150	—	—	—	—
Wealthmark ML3 No. of Units	37,123	39,442	41,114	24,495	17,967	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	13.471	12.455	10.021	13.524	13.137	12.500	—	—	—	—
Value at End of Year	13.480	13.471	12.455	10.021	13.524	13.137	—	—	—	—
Wealthmark ML3 No. of Units	11,375	36,890	31,023	21,347	41,019	—	—	—	—	—

Mid Cap Index Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	20.338	16.435	12.251	19.623	20.458	—	—	—	—	—
Value at End of Year	19.513	20.338	16.435	12.251	19.623	—	—	—	—	—
Wealthmark ML3 No. of Units	183,393	200,304	240,642	278,746	227,222	—	—	—	—	—
NYWealthmark ML3 No. of Units	19,892	21,404	25,932	30,084	18,237	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.378	15.667	11.684	18.724	19.528	—	—	—	—	—
Value at End of Year	18.582	19.378	15.667	11.684	18.724	—	—	—	—	—
Wealthmark ML3 No. of Units	82,081	91,725	103,085	115,760	109,854	—	—	—	—	—
NYWealthmark ML3 No. of Units	76,241	81,646	90,851	101,061	71,331	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	19.128	15.488	11.569	18.567	19.383	—	—	—	—	—
Value at End of Year	18.315	19.128	15.488	11.569	18.567	—	—	—	—	—
Wealthmark ML3 No. of Units	165,508	177,251	185,259	195,834	155,929	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	19.046	15.429	11.530	18.514	19.335	—	—	—	—	—
Value at End of Year	18.227	19.046	15.429	11.530	18.514	—	—	—	—	—
Wealthmark ML3 No. of Units	20,940	21,993	22,945	24,791	14,925	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	22.766	18.470	13.824	22.230	23.238	—	—	—	—	—
Value at End of Year	21.755	22.766	18.470	13.824	22.230	—	—	—	—	—
Wealthmark ML3 No. of Units	14,097	23,383	27,730	28,417	20,503	—	—	—	—	—

Mid Cap Intersection Trust (merged into Mid Cap Index Trust eff 11-16-09) - Series II Shares (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	11.419	—	—	—	—	—
Value at End of Year	—	—	—	—	11.492	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	11.489	11.416	—	—	—	—	—
Value at End of Year	—	—	—	6.531	11.489	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	9,448	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	324	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	11.477	11.407	—	—	—	—	—
Value at End of Year	—	—	—	6.515	11.477	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	9,048	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	11.404	—	—	—	—	—
Value at End of Year	—	—	—	—	11.473	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

U-40

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	11.462	11.394	—	—	—	—	—
Value at End of Year	—	—	—	6.493	11.462	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	8,940	—	—	—	—	—	—

Mid Cap Stock Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	20.478	16.952	13.151	23.821	21.436	—	—	—	—	—
Value at End of Year	18.251	20.478	16.952	13.151	23.821	—	—	—	—	—
Wealthmark ML3 No. of Units	9,286	9,805	4,756	7,331	4,222	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	3,778	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.470	17.782	13.802	25.013	22.516	—	—	—	—	—
Value at End of Year	19.126	21.470	17.782	13.802	25.013	—	—	—	—	—
Wealthmark ML3 No. of Units	10,059	9,303	11,300	11,126	12,799	—	—	—	—	—
NYWealthmark ML3 No. of Units	8,184	13,697	15,395	17,284	14,178	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	21.193	17.580	13.665	24.802	22.349	—	—	—	—	—
Value at End of Year	18.851	21.193	17.580	13.665	24.802	—	—	—	—	—
Wealthmark ML3 No. of Units	4,514	4,556	10,059	21,040	5,281	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	21.102	—	—	24.733	22.293	—	—	—	—	—
Value at End of Year	18.760	21.102	—	13.620	24.733	—	—	—	—	—
Wealthmark ML3 No. of Units	1,051	1,057	—	205	207	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	24.732	—	—	—	—	—
Value at End of Year	—	—	—	—	27.411	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Money Market Trust B - NAV Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	12.452	12.653	12.803	12.747	12.500	—	—	—	—	—
Value at End of Year	12.259	12.452	12.653	12.803	12.747	—	—	—	—	—
Wealthmark ML3 No. of Units	172,712	192,232	289,226	459,783	988,109	—	—	—	—	—
NYWealthmark ML3 No. of Units	9,773	20,715	24,523	80,301	41,229	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.429	12.636	12.792	12.742	12.500	—	—	—	—	—
Value at End of Year	12.230	12.429	12.636	12.792	12.742	—	—	—	—	—
Wealthmark ML3 No. of Units	131,158	127,478	153,105	233,498	225,079	—	—	—	—	—
NYWealthmark ML3 No. of Units	91,757	105,242	126,277	187,569	141,219	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.361	12.586	12.760	12.730	12.500	—	—	—	—	—
Value at End of Year	12.145	12.361	12.586	12.760	12.730	—	—	—	—	—
Wealthmark ML3 No. of Units	232,074	224,894	226,742	335,366	289,149	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	12.338	12.569	12.749	12.725	12.500	—	—	—	—	—
Value at End of Year	12.117	12.338	12.569	12.749	12.725	—	—	—	—	—
Wealthmark ML3 No. of Units	20,766	22,229	41,157	57,663	41,192	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	12.271	12.519	12.718	12.713	12.500	—	—	—	—	—
Value at End of Year	12.032	12.271	12.519	12.718	12.713	—	—	—	—	—
Wealthmark ML3 No. of Units	32,388	33,984	40,177	56,298	38,834	—	—	—	—	—

Natural Resources Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	43.469	38.470	24.614	51.827	43.049	—	—	—	—	—
Value at End of Year	34.045	43.469	38.470	24.614	51.827	—	—	—	—	—
Wealthmark ML3 No. of Units	6,109	7,920	6,203	4,486	1,606	—	—	—	—	—
NYWealthmark ML3 No. of Units	924	872	921	1,215	255	—	—	—	—	—

U-41

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	43.303	38.342	24.544	51.707	42.963	—	—	—	—	—
Value at End of Year	33.898	43.303	38.342	24.544	51.707	—	—	—	—	—
Wealthmark ML3 No. of Units	4,728	7,591	7,528	5,508	4,685	—	—	—	—	—
NYWealthmark ML3 No. of Units	715	709	198	330	1,527	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	42.808	37.961	24.336	51.347	42.706	—	—	—	—	—
Value at End of Year	33.461	42.808	37.961	24.336	51.347	—	—	—	—	—
Wealthmark ML3 No. of Units	11,774	11,413	10,148	2,699	654	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	42.644	24.268	—	51.227	42.621	—	—	—	—	—
Value at End of Year	33.316	42.644	—	24.268	51.227	—	—	—	—	—
Wealthmark ML3 No. of Units	191	198	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	42.157	37.458	24.062	50.871	42.366	—	—	—	—	—
Value at End of Year	32.886	42.157	37.458	24.062	50.871	—	—	—	—	—
Wealthmark ML3 No. of Units	987	871	965	258	154	—	—	—	—	—

Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 5-03-10) Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	14.412	24.456	23.728	—	—	—	—	—
Value at End of Year	—	—	18.705	14.412	24.456	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	3,088	743	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	13.323	22.619	21.954	—	—	—	—	—
Value at End of Year	—	—	17.282	13.323	22.619	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	5,236	5,435	2,987	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	304	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	13.191	22.429	21.790	—	—	—	—	—
Value at End of Year	—	—	17.085	13.191	22.429	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	2,389	1,983	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	21.736	—	—	—	—	—
Value at End of Year	—	—	—	—	22.366	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	12.500	—	28.931	—	—	—	—	—
Value at End of Year	—	—	22.564	—	29.739	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	410	—	—	—	—	—	—	—

Quantitative Mid Cap Trust (merged into Mid Cap Index Trust eff 4-25-08) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	16.766	18.514	—	—	—	—	—
Value at End of Year	—	—	—	14.733	16.766	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	166,404	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	13,835	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	17.002	18.781	—	—	—	—	—
Value at End of Year	—	—	—	14.687	17.002	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	62,324	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	78,300	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	16.859	18.641	—	—	—	—	—
Value at End of Year	—	—	—	14.550	16.859	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	98,659	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	16.812	18.595	—	—	—	—	—
Value at End of Year	—	—	—	14.505	16.812	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	13,470	—	—	—	—	—

U-42

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	19.608	21.710	—	—	—	—	—
Value at End of Year	—	—	—	11.303	19.608	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	17,772	—	—	—	—	—

Real Estate Securities Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	23.102	18.224	14.248	27.756	34.479	—	—	—	—	—
Value at End of Year	24.823	23.102	18.224	14.248	27.756	—	—	—	—	—
Wealthmark ML3 No. of Units	40,555	48,958	59,005	71,011	88,076	—	—	—	—	—
NYWealthmark ML3 No. of Units	10,836	11,776	13,721	15,778	16,321	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	24.790	19.566	14.207	25.766	32.017	—	—	—	—	—
Value at End of Year	26.625	24.790	19.566	14.207	25.766	—	—	—	—	—
Wealthmark ML3 No. of Units	13,672	16,872	17,162	26,413	25,420	—	—	—	—	—
NYWealthmark ML3 No. of Units	26,914	28,736	32,068	37,192	53,935	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	24.471	19.343	15.153	25.549	31.780	—	—	—	—	—
Value at End of Year	26.242	24.471	19.343	15.153	25.549	—	—	—	—	—
Wealthmark ML3 No. of Units	29,513	36,063	47,924	58,592	67,607	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	24.366	19.269	15.102	25.477	31.701	—	—	—	—	—
Value at End of Year	26.116	24.366	19.269	15.102	25.477	—	—	—	—	—
Wealthmark ML3 No. of Units	898	912	857	868	868	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	23.492	18.606	14.605	24.675	30.733	—	—	—	—	—
Value at End of Year	25.143	23.492	18.606	14.605	24.675	—	—	—	—	—
Wealthmark ML3 No. of Units	4,573	6,091	7,516	10,741	10,524	—	—	—	—	—

Science & Technology Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	14.190	11.598	7.184	13.168	11.813	—	—	—	—	—
Value at End of Year	12.846	14.190	11.598	7.184	13.168	—	—	—	—	—
Wealthmark ML3 No. of Units	3,611	4,939	5,698	9,177	5,699	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.823	14.574	9.031	16.564	14.864	—	—	—	—	—
Value at End of Year	16.126	17.823	14.574	9.031	16.564	—	—	—	—	—
Wealthmark ML3 No. of Units	2,980	7,290	6,558	2,526	3,587	—	—	—	—	—
NYWealthmark ML3 No. of Units	967	830	154	989	1,728	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	17.593	14.408	8.942	16.425	14.753	—	—	—	—	—
Value at End of Year	15.894	17.593	14.408	8.942	16.425	—	—	—	—	—
Wealthmark ML3 No. of Units	6,890	8,150	10,497	173	3,036	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	14.717	—	—	—	—	—
Value at End of Year	—	—	—	—	16.378	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	17.282	—	—	—	—	—
Value at End of Year	—	—	—	—	19.214	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Scudder 21st Century Growth Portfolio (merged into Scudder Small Cap Growth Portfolio eff 5-01-05) (now DWS Small Cap Growth VIP) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	17.519	13.660	12.500
Value at End of Year	—	—	—	—	—	—	—	19.057	17.519	13.660
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	52,390	44,591	1,978
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	13,878	7,709	—

U-43

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	17.509	13.658	12.500
Value at End of Year	—	—	—	—	—	—	—	19.036	17.509	13.658
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	35,126	39,875	989
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	16,075	12,038	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	17.476	13.653	12.500
Value at End of Year	—	—	—	—	—	—	—	18.972	17.476	13.653
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	43,020	16,675	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	17.465	13.652	12.500
Value at End of Year	—	—	—	—	—	—	—	18.951	17.465	13.652
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	18,292	18,151	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	14.926	12.500	—
Value at End of Year	—	—	—	—	—	—	—	16.171	14.926	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	16,891	6,360	—

Scudder Growth Portfolio (merged into Scudder Capital Growth Portfolio eff 4-29-05) (now DWS Capital Growth VIP) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	16.697	13.668	12.500
Value at End of Year	—	—	—	—	—	—	—	17.207	16.697	13.668
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	156,378	65,710	929
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	17,388	6,778	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	16.687	13.666	12.500
Value at End of Year	—	—	—	—	—	—	—	17.188	16.687	13.666
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	51,876	48,141	5,290
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	28,823	10,729	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	16.656	13.661	12.500
Value at End of Year	—	—	—	—	—	—	—	17.130	16.656	13.661
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	127,798	37,314	103

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	16.646	13.660	12.500
Value at End of Year	—	—	—	—	—	—	—	17.111	16.646	13.660
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	9,105	8,947	2,626

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	14.286	12.500	—
Value at End of Year	—	—	—	—	—	—	—	14.664	14.286	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	23,265	13,377	—

Short Term Government Income Trust - Series II Shares (units first credited 5-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	12.577	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.689	12.577	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	56,545	63,082	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.572	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.678	12.572	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	10,977	10,930	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	8,933	9,089	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.560	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.646	12.560	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	25,610	11,570	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	12.543	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.604	12.543	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	3,717	8,986	—	—	—	—	—	—	—	—

U-44

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Small Cap Growth Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	18.457	15.417	11.660	19.691	18.745	—	—	—	—	—
Value at End of Year	16.882	18.457	15.417	11.660	19.691	—	—	—	—	—
Wealthmark ML3 No. of Units	2,694	8,254	6,788	4,109	1,641	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.405	15.381	11.638	19.665	18.726	—	—	—	—	—
Value at End of Year	16.826	18.405	15.381	11.638	19.665	—	—	—	—	—
Wealthmark ML3 No. of Units	8,693	7,574	10,375	11,828	8,215	—	—	—	—	—
NYWealthmark ML3 No. of Units	227	134	317	525	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	18.249	15.274	11.574	19.586	18.670	—	—	—	—	—
Value at End of Year	16.659	18.249	15.274	11.574	19.586	—	—	—	—	—
Wealthmark ML3 No. of Units	1,610	12,469	13,143	19,845	9,423	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	19.560	18.651	—	—	—	—	—
Value at End of Year	—	—	—	11.553	19.560	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	254	256	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	18.043	15.132	11.490	19.482	18.595	—	—	—	—	—
Value at End of Year	16.438	18.043	15.132	11.490	19.482	—	—	—	—	—
Wealthmark ML3 No. of Units	1,450	1,872	1,929	3,592	306	—	—	—	—	—

Small Cap Index Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	18.332	14.780	11.893	18.274	19.940	—	—	—	—	—
Value at End of Year	17.195	18.332	14.780	11.893	18.274	—	—	—	—	—
Wealthmark ML3 No. of Units	294,470	321,819	395,119	440,994	557,734	—	—	—	—	—
NYWealthmark ML3 No. of Units	36,473	37,695	48,493	53,045	56,958	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.657	14.242	11.466	17.628	19.241	—	—	—	—	—
Value at End of Year	16.554	17.657	14.242	11.466	17.628	—	—	—	—	—
Wealthmark ML3 No. of Units	133,886	145,217	178,361	200,901	279,364	—	—	—	—	—
NYWealthmark ML3 No. of Units	88,006	95,129	108,271	119,896	149,911	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	17.429	14.080	11.352	17.479	19.098	—	—	—	—	—
Value at End of Year	16.316	17.429	14.080	11.352	17.479	—	—	—	—	—
Wealthmark ML3 No. of Units	205,456	227,119	271,055	295,439	416,911	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	17.354	14.026	11.315	17.430	19.050	—	—	—	—	—
Value at End of Year	16.238	17.354	14.026	11.315	17.430	—	—	—	—	—
Wealthmark ML3 No. of Units	102,368	103,253	110,051	117,655	130,319	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	21.232	17.186	13.885	21.421	23.436	—	—	—	—	—
Value at End of Year	19.836	21.232	17.186	13.885	21.421	—	—	—	—	—
Wealthmark ML3 No. of Units	33,997	41,562	50,289	62,187	83,491	—	—	—	—	—

Small Cap Opportunities Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	21.086	16.573	12.612	22.205	25.531	—	—	—	—	—
Value at End of Year	20.052	21.086	16.573	12.612	22.205	—	—	—	—	—
Wealthmark ML3 No. of Units	605	428	438	87	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.005	16.518	12.576	22.153	25.480	—	—	—	—	—
Value at End of Year	19.965	21.005	16.518	12.576	22.153	—	—	—	—	—
Wealthmark ML3 No. of Units	3,313	6,553	6,014	3,798	3,816	—	—	—	—	—
NYWealthmark ML3 No. of Units	4,159	4,202	—	—	6,835	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	20.765	16.354	12.500	—	25.328	—	—	—	—	—
Value at End of Year	19.707	20.765	16.354	—	21.999	—	—	—	—	—
Wealthmark ML3 No. of Units	5,296	4,176	2,042	—	—	—	—	—	—	—

U-45

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	25.278	—	—	—	—	—
Value at End of Year	—	—	—	—	21.948	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	20.449	16.137	12.329	21.795	25.127	—	—	—	—	—
Value at End of Year	19.369	20.449	16.137	12.329	21.795	—	—	—	—	—
Wealthmark ML3 No. of Units	1,278	1,234	1,793	3,122	2,474	—	—	—	—	—

Small Cap Value Trust - Series II Shares (units first credited 11-09-2007)
Contracts with no Optional Benefits
Value at Start of Year	18.014	14.543	11.516	15.878	16.225	—	—	—	—	—
Value at End of Year	17.870	18.014	14.543	11.516	15.878	—	—	—	—	—
Wealthmark ML3 No. of Units	7,549	11,279	7,774	8,134	4,929	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	364	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.963	14.509	11.495	15.857	16.205	—	—	—	—	—
Value at End of Year	17.810	17.963	14.509	11.495	15.857	—	—	—	—	—
Wealthmark ML3 No. of Units	10,118	9,110	10,841	13,599	10,696	—	—	—	—	—
NYWealthmark ML3 No. of Units	844	765	861	2,255	243	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	17.811	14.408	11.431	15.794	16.143	—	—	—	—	—
Value at End of Year	17.633	17.811	14.408	11.431	15.794	—	—	—	—	—
Wealthmark ML3 No. of Units	2,393	3,118	2,754	4,901	4,423	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	11.411	15.773	16.123	—	—	—	—	—
Value at End of Year	—	—	14.374	11.411	15.773	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	216	217	219	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	17.610	14.274	11.348	15.710	16.062	—	—	—	—	—
Value at End of Year	17.399	17.610	14.274	11.348	15.710	—	—	—	—	—
Wealthmark ML3 No. of Units	1,787	4,384	6,155	3,919	—	—	—	—	—	—

Small Company Value Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	22.938	19.248	15.350	21.443	23.647	—	—	—	—	—
Value at End of Year	22.293	22.938	19.248	15.350	21.443	—	—	—	—	—
Wealthmark ML3 No. of Units	2,903	3,558	6,434	7,603	690	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	265	269	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.275	17.022	13.582	18.982	20.941	—	—	—	—	—
Value at End of Year	19.695	20.275	17.022	13.582	18.982	—	—	—	—	—
Wealthmark ML3 No. of Units	7,580	4,664	7,102	5,034	775	—	—	—	—	—
NYWealthmark ML3 No. of Units	1,282	1,349	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	20.014	16.828	13.447	18.822	20.785	—	—	—	—	—
Value at End of Year	19.413	20.014	16.828	13.447	18.822	—	—	—	—	—
Wealthmark ML3 No. of Units	3,121	3,057	3,456	2,610	2,268	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	20.733	—	—	—	—	—
Value at End of Year	—	—	—	—	18.769	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	22.533	18.983	15.200	21.319	23.573	—	—	—	—	—
Value at End of Year	21.812	22.533	18.983	15.200	21.319	—	—	—	—	—
Wealthmark ML3 No. of Units	758	775	825	1,585	1,580	—	—	—	—	—

Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-10) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	13.145	15.965	16.445	—	—	—	—	—
Value at End of Year	—	—	15.920	13.145	15.965	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	9,487	822	1,002	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	1,629	1,529	2,268	—	—	—	—	—

U-46

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	12.914	15.693	16.170	—	—	—	—	—
Value at End of Year	—	—	15.632	12.914	15.693	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	2,251	631	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	2,048	2,057	2,656	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	12.786	15.561	16.049	—	—	—	—	—
Value at End of Year	—	—	15.454	12.786	15.561	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	4,271	1,358	1,002	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	16.010	—	—	—	—	—
Value at End of Year	—	—	—	—	15.517	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	12.500	—	14.304	—	—	—	—	—
Value at End of Year	—	—	13.700	—	13.850	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	548	—	—	—	—	—	—	—

Strategic Income Opportunities Trust - Series II Shares (units first credited 11-08-2010)
Contracts with no Optional Benefits
Value at Start of Year	18.164	12.500	—	—	—	—	—	—	—	—
Value at End of Year	18.205	18.164	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	7,559	7,561	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.104	12.500	—	—	—	—	—	—	—	—
Value at End of Year	18.135	18.104	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	2,326	2,335	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	10,265	9,776	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	17.924	12.500	—	—	—	—	—	—	—	—
Value at End of Year	17.928	17.924	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	2,893	15,321	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	17.686	12.500	—	—	—	—	—	—	—	—
Value at End of Year	17.655	17.686	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	1,223	901	—	—	—	—	—	—	—	—

SVS Eagle Focused Large Cap Growth Portfolio (merged into Scudder Capital Growth Portfolio eff 4-29-05) (now DWS Capital Growth VIP)
Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	16.970	13.677	12.500
Value at End of Year	—	—	—	—	—	—	—	16.944	16.970	13.677
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	383,345	135,219	5,712
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	31,359	17,251	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	16.925	16.960	13.676	12.500
Value at End of Year	—	—	—	—	—	—	17.041	16.925	16.960	13.676
Wealthmark ML3 No. of Units	—	—	—	—	—	—	132	106,477	132,995	4,673
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	85,466	42,354	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	16.928	13.671	12.500
Value at End of Year	—	—	—	—	—	—	—	16.869	16.928	13.671
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	196,009	54,565	103

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	16.918	13.669	12.500
Value at End of Year	—	—	—	—	—	—	—	16.850	16.918	13.669
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	24,943	23,403	647

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	14.473	12.500	—
Value at End of Year	—	—	—	—	—	—	—	14.393	14.473	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	20,111	3,483	—

U-47

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
SVS Focus Value + Growth Portfolio (merged into Scudder Growth and Income Portfolio eff 4-29-05) (now DWS Growth & Income VIP) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	18.400	14.141	12.500
Value at End of Year	—	—	—	—	—	—	—	20.073	18.400	14.141
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	75,044	51,572	428
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	3,208	1,006	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	18.389	14.139	12.500
Value at End of Year	—	—	—	—	—	—	—	20.051	18.389	14.139
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	77,906	63,920	16,571
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	16,858	9,475	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	18.355	14.134	12.500
Value at End of Year	—	—	—	—	—	—	—	19.984	18.355	14.134
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	37,292	24,018	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	18.343	14.133	12.500
Value at End of Year	—	—	—	—	—	—	—	19.961	18.343	14.133
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	45,933	49,080	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	15.191	12.500	—
Value at End of Year	—	—	—	—	—	—	—	16.506	15.191	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	6,680	3,121	—

SVS Index 500 Portfolio (merged into Scudder VIT Equity 500 Index Portfolio eff 9-16-05) (now DWS Equity 500 Index VIP) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	17.572	14.003	12.500
Value at End of Year	—	—	—	—	—	—	—	19.010	17.572	14.003
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	546,690	301,217	10,847
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	59,762	13,146	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	17.562	14.002	12.500
Value at End of Year	—	—	—	—	—	—	—	18.988	17.562	14.002
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	394,375	357,393	19,678
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	232,529	84,961	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	17.529	13.997	12.500
Value at End of Year	—	—	—	—	—	—	—	18.925	17.529	13.997
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	490,425	223,188	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	17.518	13.995	12.500
Value at End of Year	—	—	—	—	—	—	—	18.904	17.518	13.995
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	103,968	76,886	18,383

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	14.893	12.500	—
Value at End of Year	—	—	—	—	—	—	—	16.046	14.893	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	72,308	55,554	—

Total Bond Market Trust A (formerly Bond Index Trust A) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	14.306	13.773	13.436	12.946	12.500	—	—	—	—	—
Value at End of Year	15.035	14.306	13.773	13.436	12.946	—	—	—	—	—
Wealthmark ML3 No. of Units	20,066	8,206	9,517	7,155	13,054	—	—	—	—	—
NYWealthmark ML3 No. of Units	804	810	816	821	827	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.280	13.755	13.425	12.942	12.500	—	—	—	—	—
Value at End of Year	15.000	14.280	13.755	13.425	12.942	—	—	—	—	—
Wealthmark ML3 No. of Units	4,145	6,881	4,998	6,079	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	11,503	12,305	17,053	18,201	—	—	—	—	—	—

U-48

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	14.202	13.700	13.392	12.929	12.500	—	—	—	—	—
Value at End of Year	14.896	14.202	13.700	13.392	12.929	—	—	—	—	—
Wealthmark ML3 No. of Units	22,469	12,961	18,746	19,278	6,491	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	12.500	—	—	—	—	—
Value at End of Year	—	—	—	—	12.924	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	14.098	13.627	13.347	12.912	12.500	—	—	—	—	—
Value at End of Year	14.757	14.098	13.627	13.347	12.912	—	—	—	—	—
Wealthmark ML3 No. of Units	392	408	403	190	191	—	—	—	—	—

Total Return Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	18.372	17.390	15.596	15.454	14.618	—	—	—	—	—
Value at End of Year	18.742	18.372	17.390	15.596	15.454	—	—	—	—	—
Wealthmark ML3 No. of Units	93,358	111,080	65,841	39,093	14,550	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	119	—	1,821	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.255	17.288	15.512	15.378	14.552	—	—	—	—	—
Value at End of Year	18.613	18.255	17.288	15.512	15.378	—	—	—	—	—
Wealthmark ML3 No. of Units	45,150	52,422	29,286	11,734	1,003	—	—	—	—	—
NYWealthmark ML3 No. of Units	29,977	28,157	43,163	43,111	29,185	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	18.020	17.091	15.358	15.249	14.444	—	—	—	—	—
Value at End of Year	18.346	18.020	17.091	15.358	15.249	—	—	—	—	—
Wealthmark ML3 No. of Units	62,559	79,307	46,476	19,173	11,231	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	17.943	17.026	15.307	15.206	14.408	—	—	—	—	—
Value at End of Year	18.258	17.943	17.026	15.307	15.206	—	—	—	—	—
Wealthmark ML3 No. of Units	8,238	8,669	9,393	2,131	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	16.240	15.434	13.897	13.826	13.113	—	—	—	—	—
Value at End of Year	16.501	16.240	15.434	13.897	13.826	—	—	—	—	—
Wealthmark ML3 No. of Units	43,217	26,729	11,788	5,978	7,562	—	—	—	—	—

Total Stock Market Index Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	14.993	13.040	10.315	16.723	17.172	—	—	—	—	—
Value at End of Year	14.772	14.993	13.040	10.315	16.723	—	—	—	—	—
Wealthmark ML3 No. of Units	204,405	232,918	272,378	309,929	431,945	—	—	—	—	—
NYWealthmark ML3 No. of Units	40,012	44,908	61,954	74,214	72,106	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.546	13.528	10.706	17.366	17.838	—	—	—	—	—
Value at End of Year	15.309	15.546	13.528	10.706	17.366	—	—	—	—	—
Wealthmark ML3 No. of Units	57,537	70,756	82,347	92,593	110,275	—	—	—	—	—
NYWealthmark ML3 No. of Units	118,522	132,546	160,680	173,278	207,939	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	15.346	13.374	10.600	17.219	17.705	—	—	—	—	—
Value at End of Year	15.089	15.346	13.374	10.600	17.219	—	—	—	—	—
Wealthmark ML3 No. of Units	190,774	204,030	224,529	220,445	298,531	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	15.280	13.323	10.565	17.171	17.661	—	—	—	—	—
Value at End of Year	15.017	15.280	13.323	10.565	17.171	—	—	—	—	—
Wealthmark ML3 No. of Units	39,576	41,938	45,015	51,328	63,201	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	17.604	15.372	12.208	19.872	20.459	—	—	—	—	—
Value at End of Year	17.274	17.604	15.372	12.208	19.872	—	—	—	—	—
Wealthmark ML3 No. of Units	23,813	35,936	38,806	43,691	50,265	—	—	—	—	—

U-49

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 5-03-10) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	13.376	13.826	13.783	—	—	—	—	—
Value at End of Year	—	—	14.239	13.376	13.826	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	66,547	59,960	4,306	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	13.210	13.661	13.623	—	—	—	—	—
Value at End of Year	—	—	14.055	13.210	13.661	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	9,674	2,365	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	17,504	7,351	1,781	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	13.079	13.546	13.522	—	—	—	—	—
Value at End of Year	—	—	13.895	13.079	13.546	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	17,655	33,375	7,042	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	13.508	13.488	—	—	—	—	—
Value at End of Year	—	—	—	13.036	13.508	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	12.285	12.749	12.743	—	—	—	—	—
Value at End of Year	—	—	13.025	12.285	12.749	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	8,315	4,974	—	—	—	—	—	—

U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 5-01-09) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	15.014	16.138	—	—	—	—	—
Value at End of Year	—	—	—	9.008	15.014	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	142	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	15.745	16.929	—	—	—	—	—
Value at End of Year	—	—	—	9.442	15.745	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	5,705	3,464	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	15.612	16.803	—	—	—	—	—
Value at End of Year	—	—	—	9.348	15.612	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	6,813	1,169	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	16.762	—	—	—	—	—
Value at End of Year	—	—	—	—	15.568	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	17.867	19.256	—	—	—	—	—
Value at End of Year	—	—	—	10.677	17.867	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	640	—	—	—	—	—	—

Ultra Short Term Bond Trust - Series II Shares (units first credited 8-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	—	12.500	—	—	—	—	—	—	—	—
Value at End of Year	—	12.405	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	—	9,932	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.402	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.184	12.402	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	10,864	2,005	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	19,501	1,474	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.395	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.158	12.395	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	10,402	6,167	—	—	—	—	—	—	—	—

U-50

Wealthmark ML3

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Value Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	19.971	16.647	12.021	20.700	21.184	—	—	—	—	—
Value at End of Year	19.809	19.971	16.647	12.021	20.700	—	—	—	—	—
Wealthmark ML3 No. of Units	1,082	1,109	1,140	2,512	1,829	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	126	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.639	16.379	11.833	20.386	20.870	—	—	—	—	—
Value at End of Year	19.470	19.639	16.379	11.833	20.386	—	—	—	—	—
Wealthmark ML3 No. of Units	279	293	2,663	1,603	2,761	—	—	—	—	—
NYWealthmark ML3 No. of Units	1,221	1,221	—	372	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	19.386	16.192	11.715	20.214	20.714	—	—	—	—	—
Value at End of Year	19.190	19.386	16.192	11.715	20.214	—	—	—	—	—
Wealthmark ML3 No. of Units	3,060	3,833	3,645	14,951	2,144	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	20.158	20.663	—	—	—	—	—
Value at End of Year	—	—	—	11.676	20.158	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	638	631	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	24.199	20.253	14.683	25.386	26.048	—	—	—	—	—
Value at End of Year	23.907	24.199	20.253	14.683	25.386	—	—	—	—	—
Wealthmark ML3 No. of Units	1,198	1,364	1,329	—	202	—	—	—	—	—

U-51

To obtain a Wealthmark ML3 Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

Wealthmark ML3 SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

Wealthmark ML3 NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a Wealthmark ML3 Variable Annuity Statement of Additional Information dated April 30, 2012, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

dated April 30, 2012

Statement of Additional Information

John Hancock Life Insurance Company of New York Separate Account A

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred combination fixed and variable annuity contracts (singly, a “Contract” and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK (“John Hancock New York”) in New York as follows:

Prospectuses Issued by John Hancock New York

(to be read with this Statement of Additional Information)

Venture Variable Annuity

Venture 4 Variable Annuity

Venture III Variable Annuity

Venture Vantage Variable Annuity

Venture Vision Variable Annuity

Wealthmark Variable Annuity

Wealthmark ML3 Variable Annuity

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

John Hancock Annuities Service Center	Mailing Address
27 DryDock Avenue, Suite 3	Post Office Box 55445
Boston, MA 02210-2382	Boston, MA 02205-5445
(800) 551-2078	www.jhannuitiesnewyork.com

JHNY SEP ACCT A SAI 04/12

ii

General Information and History

John Hancock Life Insurance Company of New York Separate Account A (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company of New York Separate Account A) is a separate investment account of John Hancock Life Insurance Company of New York (“we” or “us”), a stock life insurance company organized under the laws of New York in 1992. The principal office of John Hancock Life Insurance Company of New York (“John Hancock New York”) is located at 100 Summit Lake Drive, Valhalla, New York 10595. Our Massachusetts office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock New York also has an Annuities Service Center located at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382. John Hancock New York is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) (formerly, The Manufacturers Life Insurance Company of New York), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

John Hancock New York established the Separate Account on March 4, 1992 as a separate account under the laws of New York.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

John Hancock Variable Insurance Trust Portfolio Holdings

Currently Posted on a Website

Each of the John Hancock Variable Insurance Trust’s Funds of Funds that is available under the Contracts invests in shares of other portfolios. The John Hancock Variable Insurance Trust has adopted a policy to post each of these Funds of Funds’ holdings in other portfolios on a website no later than 15 days after each calendar quarter end and no later than 15 days after any material changes are made to the holdings of a Fund of Fund. In addition, the ten largest holdings of each John Hancock Variable Insurance Trust Portfolio will be posted to the website no later than 15 days after each calendar quarter end. The information described above will remain on the website until the date the John Hancock Variable Insurance Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. John Hancock Variable Insurance Trust’s Form N-CSR and Form N-Q will contain each Portfolio’s entire holdings as of the applicable calendar quarter end.

You may access information on holdings for the Funds of Funds available under your Contract on the following website:

http://www.jhannuities.com/Marketing/Portfolios/PortfoliosManagementTeamPage.aspx?globalNavID=21

We provide this information in connection with our Contracts, but the John Hancock Variable Insurance Trust is responsible for the accuracy and validity of the information on holdings for the Funds of Funds posted on the website.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The financial statements of John Hancock Life Insurance Company of New York at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of John Hancock Life Insurance Company of New York Separate Account A at December 31, 2011, and for each of the two years in the period ended December 31, 2011, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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Servicing Agent

Computer Sciences Corporation Financial Services Group (“CSC FSG”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

•	semimonthly commission statements;

•	monthly summaries of agent production and daily transaction reports;

•	semiannual statements for Contract Owners; and

•	annual Contract Owner tax reports.

We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2011, 2010, and 2009 were $355,245,024, $369,132,052, and $421,625,749, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.

Revenue sharing payments assist in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determine which firms to support and the extent of the payments we are willing to make, and generally choose to compensate firms that are willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We do not make an independent assessment of the cost of providing such services. Instead, we agree with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may include different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future.

2

The following list includes the names of member firms of the Financial Industry Regulatory Authority (“FINRA”) (or their affiliated broker-dealers) that we are aware (as of December 31, 2011) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:

Name of Firm

Distributor
1st Global Capital Corp.
AIG - SagePoint, Inc (aka AIG Financial Advisors, Inc.)
AIG - FSC Securities Corporation
AIG - Royal Alliance Associates, Inc.
American Portfolios Financial Services
Cadaret, Grant & Co., Inc.
Cambridge Investment Research
CCO Investment Services Co
Centaurus Financial
Citigroup Global Markets, Inc.
Commonwealth Financial Network
Crown Capital Securities, L.P.
CUSO Financial Services, L.P.
Edward Jones Co., L.P.
First Allied Securities
Fifth Third Securities, Inc.
Founders Financial
Geneos Wealth Management, Inc.
H.D. Vest Investment Services
ING - Financial Network Investment Corp.
ING - Multi-Financial Securities Corporation
ING - PrimeVest Financial Services, Inc.
ING Financial Partners
Investacorp, Inc.
J.J.B. Hilliard, W.L. Lyons, Inc
Janney Montgomery Scott, LLC
Lincoln Financial Securities Corp.
John Hancock Financial Network
Key Investment Services, LLC
Lincoln Financial Advisors Corporation
LPL Financial Corp.
M Holdings Securities, Inc.
Merrill Lynch, Pierce, Fenner & Smith, Inc.
MML Investors Services, Inc.
Money Concepts Capital Corporation
Morgan Keegan & Co., Inc.
Morgan Stanley & Co., Inc.

3

Distributor
Next Financial
NFP Securities
NPH - Invest Financial Corporation
NPH - Investment Center of America, Inc.
NPH - National Planning Corp
NPH - SII Investments, Inc.
PAC - United Planners Financial Services
ProEquities, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Dain Capital, Inc.
Securities America, Inc.
Sigma Financial Corporation
Stifel, Nicolaus & Company, Inc.
TFS Securities, Inc.
Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
Unionbanc Investment Services, Inc.
Wells Fargo Securities LLC, (PCG) (aka Wachovia Securities LLC, (PCG))
Wells Fargo Securities LLC, (ISG) (aka Wachovia Sec. LLC, (ISG))
Wells Fargo Securities Financial Network (aka Wachovia Securities Financial Network)
Wells Fargo Investments, LLC
Walnut Street Securities, Inc.
Woodbury Financial Services, Inc.
Scott & Stringfellow

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

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Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract Owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

State Variations Regarding Recognition of Same-Sex Couples

The federal Defense of Marriage Act (“DOMA”) does not recognize civil unions or same-sex marriages. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:

State	Type of Jurisdiction	Related Rule
California	Domestic Partnership
Colorado	Designated Beneficiary Agreements	May recognize spouses of civil unions from other jurisdictions
Connecticut	Same-Sex Marriage
Delaware	Civil Union
District of Columbia	Domestic Partnership, Same-Sex Marriage

Hawaii	Domestic Partnership
Civil Union
Illinois	Civil Union
Iowa	Same-Sex Marriage

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State	Type of Jurisdiction	Related Rule
Maine	Domestic Partnerships
Maryland		Recognizes spouses of same-sex marriages who were married in another jurisdiction
Massachusetts	Same-Sex Marriage
Nevada	Domestic Partnership
New Hampshire	Same-Sex Marriage
New Jersey	Civil Union	Also recognizes spouses of civil unions who were married in another jurisdiction

Oregon	Domestic Partnership
Rhode Island	Civil Union	Recognizes spouses of civil unions and same-sex marriages who were married in another jurisdiction
Vermont	Same-Sex Marriage
Washington	Domestic Partnership
Wisconsin	Domestic Partnerships

The table above is current only as of the date of this Statement of Additional Information. Please consult with your own qualified tax advisor for information on: (1) how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s); and (2)  your state’s regulations regarding civil unions and same-sex marriages.

Qualified Plan Types

Traditional IRAs

Individual Retirement Annuities

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from taxable income when received.

The tax law requires that annuity payments or other distributions under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner turns age 70 1/2. When the IRA has not been annuitized, the amount that must be distributed each year is computed on the basis of the Owner’s age and the value of the Contract, taking into account both the account balance and the actuarial present value of other benefits provided under the Contract.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.

6

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. A Roth IRA may (subject to constraints explained below under “Conversion or Direct Rollover to a Roth IRA”) accept a “qualified rollover contribution” from another Roth IRA, a traditional IRA, a qualified retirement plan described in section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under section 457(b) of the Code.

If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any RMDs for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or directly roll over distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or direct rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a Qualified Plan. Please note that the amount deemed to be the “converted amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, and you request that we withhold income tax on the conversion or rollover, we must take a withdrawal from the contract’s value in order to honor your request. This amount withdrawn could reduce the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. You may find it advantageous to pay the tax due on the conversion or rollover from resources outside of the annuity contract in order to avoid any benefit reduction. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

SIMPLE IRA Plans

In general, under section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any RMDs for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%.Employers intending to use the Contract in connection with such plans should seek independent tax advice.

Simplified Employee Pensions (SEP-IRAs)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

7

Section 403(b) Plans or Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as “tax-sheltered annuities.” Purchasers of the Contracts for such purposes should seek independent advice as to eligibility, limitations on Purchase Payments, and other tax consequences. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an “incidental death benefit” and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity.

If a Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. In general, minimum distributions to the employee under a section 403(b) plan must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires.

Final regulations concerning tax-sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee’s employment status, hardship distributions and loans, if any.

Restrictions on Section 403(b) Plans

Availability. We currently are not offering this Contract for use in a retirement plan intended to qualify as a section 403(b) plan (a “Section 403(b) Plan” or the “Plan”) unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Ownership. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Contract or some or all of such a Contract’s value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

8

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you.

Withdrawals. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

•	earnings on those contributions; and

•	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59  1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)

Loans. Loans from Qualified Contracts intended for use under Section 403(b) Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Plans: (1) that were issued prior to January 1, 2009; (2) that are not subject to Title 1 of ERISA, and (3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Plans.

Collecting and Using Information. Through your participation in a retirement plan intended to qualify under section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

Restrictions under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:

•	termination of employment in all Texas public institutions of higher education;

•	retirement;

•	death; or

•	the participant’s turning age 70 1/2.

9

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

Corporate and Self-Employed (“H.R. 10” and “Keogh”) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish tax-favored retirement plans, commonly referred to as “H.R. 10” or “Keogh” plans, for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an “incidental death benefit” and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.

Minimum distributions to the employee under an employer’s pension and profit sharing plan qualified under section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which the employee reaches age 70 1/2.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.

A section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or

•	the ability of the principal underwriter to perform its contract with the Separate Account; or

•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

10

APPENDIX A: Audited Financial Statements

A-1

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2011, 2010 and 2009

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company of New York

We have audited the accompanying balance sheets of John Hancock Life Insurance Company of New York (the Company) as of December 31, 2011 and 2010, and the related statements of operations, changes in shareholder’s equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Life Insurance Company of New York at December 31, 2011 and 2010 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 30, 2012

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

	December 31,
	2011	2010

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$7,843, 2010—$7,594)	$8,350	$7,813
Held-for-trading—at fair value (cost: 2011—$342, 2010—$393)	372	410
Investment in unconsolidated affiliate	1	1
Mortgage loans on real estate	1,019	806
Investment real estate and agriculture	86	85
Policy loans	124	112
Short-term investments	54	67

Total Investments	10,006	9,294
Cash and cash equivalents	250	445
Accrued investment income	127	121
Value of business acquired	30	42
Deferred policy acquisition costs and deferred sales inducements	478	595
Amounts due from affiliates	198	163
Reinsurance recoverable	390	245
Derivative assets	661	24
Deferred income tax asset	-	5
Other assets	49	51
Separate account assets	7,034	7,351

Total Assets	$19,223	$18,336

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS – (CONTINUED)

	December 31,
	2011	2010

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$5,472	$4,972
Policyholders’ funds	830	1,506
Unearned revenue	49	54
Unpaid claims and claim expense reserves	34	21
Policyholder dividends payable	2	2
Coinsurance funds withheld	2,298	2,194
Amounts due to affiliates	227	157
Current income tax payable	166	105
Deferred income tax liability	97	-
Derivative liabilities	586	140
Deferred gains	119	120
Payables for collateral on derivatives	168	-
Other liabilities	91	100
Separate account liabilities	7,034	7,351

Total Liabilities	17,173	16,722

Commitments and Legal Proceedings (Note 10)

Shareholder’s Equity
Common stock ($1.00 par value; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2011 and 2010, respectively)	2	2
Additional paid-in capital	895	895
Retained earnings	818	591
Accumulated other comprehensive income	335	126

Total Shareholder’s Equity	2,050	1,614

Total Liabilities and Shareholder’s Equity	$19,223	$18,336

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$74	$1,164	$27
Fee income	413	282	198
Net investment income	499	462	173
Net realized investment and other gains (losses)	289	(187)	1

Total revenues	1,275	1,721	399

Benefits and expenses
Benefits to policyholders	640	1,366	(94)
Policyholder dividends	6	8	-
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	152	68	114
Other operating costs and expenses	131	200	62

Total benefits and expenses	929	1,642	82

Income before income taxes	346	79	317

Income tax expense (benefit)	119	(102)	108

Net income	$227	$181	$209

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)					(in thousands)
Balance at January 1, 2009	$2	$413	$299	$27	$741	2,000

Comprehensive income:
Net income			209		209
Other comprehensive loss, net of tax:
Net unrealized investment losses				(20)	(20)

Comprehensive income					189

Adoption of ASC 320, recognition of other-than- temporary impairments			2	(2)	-
Capital contribution from Parent		482			482

Balance at December 31, 2009	$2	$895	$510	$5	$1,412	2,000

Comprehensive income:
Net income			181		181
Other comprehensive income, net of tax:
Net unrealized investment gains				121	121

Comprehensive income					302
Dividend paid to Parent			(100)		(100)

Balance at December 31, 2010	$2	$895	$591	$126	$1,614	2,000

Comprehensive income:
Net income			227		227
Other comprehensive income, net of tax:
Net unrealized investment gains				112	112
Cash flow hedges				97	97

Comprehensive income					436

Balance at December 31, 2011	$2	$895	$818	$335	$2,050	2,000

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from operating activities:
Net income	$227	$181	$209
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment and other (gains) losses	(289)	187	(1)
Amortization of premiums and accretion of discounts associated with investments, net	74	77	6
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	152	68	114
Capitalization of deferred policy acquisition costs and deferred sales inducements	(56)	(76)	(99)
Net cash flows from trading securities	54	(40)	-
Increase in accrued investment income	(6)	(24)	(9)
Decrease (increase) in other assets and other liabilities, net	284	70	(99)
Increase (decrease) in policyholder liabilities and accruals, net	304	338	(23)
Interest credited to policyholder liabilities	110	105	27
(Decrease) increase in deferred income taxes	(12)	(170)	31

Net cash provided by operating activities	842	716	156

Cash flows from investing activities:
Sales of:
Fixed maturities	5,367	2,258	122
Mortgage loans on real estate	76	11	-
Investment real estate and agriculture	-	5	-
Maturities of:
Fixed maturities	551	112	104
Mortgage loans on real estate	23	20	-
Purchases of:
Fixed maturities	(5,911)	(3,031)	(777)
Mortgage loans on real estate	(330)	(82)	-
Investment real estate and agriculture	(3)	(2)	-
Net sales of short-term investments	13	40	407
Policy loans advanced, net	(12)	(15)	(12)
Net change in payable for undelivered securities	3	(2)	-

Net cash used in investing activities	(223)	(686)	(156)

Cash flows from financing activities:
Capital contribution from Parent	-	-	482
Dividend paid to Parent	-	(100)	-
Universal life and investment-type contract deposits	341	395	320
Universal life and investment-type contract maturities and withdrawals	(1,082)	(527)	(65)
Net transfers to separate accounts related to universal life and investment-type contracts	12	1	(119)
Unearned revenue on financial reinsurance	(89)	(26)	(13)
Net reinsurance recoverable	4	3	-

Net cash (used in) provided by financing activities	(814)	(254)	605

Net (decrease) increase in cash and cash equivalents	(195)	(224)	605
Cash and cash equivalents at beginning of year	445	669	64

Cash and cash equivalents at end of year	$250	$445	$669

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company of New York (the “Company”) is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”) (formerly John Hancock Holdings (Delaware), LLC). JHFC is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located exclusively in the State of New York (“NY”). These products, including individual life insurance and individual and group fixed and variable annuities, are sold through an extensive network of agents, securities dealers, and other financial institutions.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On January 1, 2010, $7,364 million of NY life insurance and fixed and variable annuity reserves and liabilities related to policyholders who reside in the State of NY (“NY business”), including the assets supporting the business, were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The transfer of the NY business was completed pursuant to the merger of JHLICO and JHVLICO into JHUSA on December 31, 2009. Since the surviving entity, JHUSA, is not licensed in NY, JHLICO filed a Plan of Withdrawal (the “Plan”) with the State of NY and pursuant to the Plan, JHUSA transferred substantially all of its NY business to the Company on January 1, 2010 (“NY transfer”).

The NY business was transferred using assumption reinsurance and coinsurance and modified coinsurance with cut-through provisions. The January 1, 2010 impact of the transfer on the Company’s Balance Sheet was an increase in total assets of $7,489 million, an increase in total liabilities of $7,364 million, and an increase in net income of $125 million. The major categories of assets transferred included available-for-sale fixed maturities of $5,791 million, held-for-trading fixed maturities of $354 million, mortgage loans on real estate of $769 million, investment real estate and agriculture of $88 million, accrued investment income of $69 million, value of business acquired (“VOBA”) of $56 million, derivative assets of $17 million, and deferred income tax asset of $143 million. In addition, cash and cash equivalents of $163 million were transferred. The major categories of liabilities transferred included future policy benefits of $4,436 million, policyholders’ funds of $687 million, and coinsurance funds withheld of $2,090 million. In addition, deferred gains of $125 million were recorded.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company’s investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, is accounted for using the equity method of accounting and is included in investment in unconsolidated affiliate.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Investments. The Company classifies its fixed maturity securities as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. The Company classifies its fixed maturities held-for-trading portfolio at fair value as a result of electing the fair value option under ASC 825, “Financial Instruments”. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other loans on non-accrual status is recognized as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate and agriculture, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate and agriculture is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Value of Business Acquired. Value of business acquired (“VOBA”) is the present value of estimated future profits of insurance policies in-force related to the NY transfer. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Deferred Policy Acquisition Costs, Deferred Sales Inducements and Unearned Revenue. Deferred acquisition costs (“DAC”) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized (losses) gains on investments as if these (losses) gains had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2011, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 59% and 63% of the Company’s traditional life net insurance in-force at December 31, 2011 and 2010, respectively, and 23%, 52%, and 0% of the Company’s traditional life net insurance premiums for the years ended December 31, 2011, 2010, and 2009, respectively. The increase in the participating business resulted from the NY transfer, as discussed under the Business subheading above.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds for participating pension contracts and individual and group annuities are generally equal to the total of the policyholder account values before surrender charges and additional reserves established on certain guarantees offered in the participating pension contracts. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Where permitted by state insurance law, the Company administers a retained asset accounts program as the default method for satisfying non-participating traditional life insurance claims. Retained asset accounts earn interest and are subject to withdrawal at any time by the beneficiaries.

Components of policyholders’ funds were as follows:

	December 31,
	2011	2010

	(in millions)
Participating pension contracts	$543	$558
Guaranteed investment contracts	91	765

Total liabilities for investment-type products	634	1,323
Individual and group annuities	113	113
Life insurance retained asset accounts	83	70

Total policyholders’ funds	$830	$1,506

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported life insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Deferred Gains. Deferred gains were recognized in connection with the NY transfer in an amount equal to the excess of the assets transferred less the liabilities transferred on a pre-tax basis. The Company amortizes the deferred gains over 10 years using the effective interest method.

Revenue Recognition. Premiums from non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Deposits related to universal life contracts and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees and administrative service fees collected from the separate accounts. Such fees are recognized in the period in which the services are performed.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1— Summary of Significant Accounting Policies - (continued)

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed as if the Company filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Adoption of Recent Accounting Pronouncements

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments”, which is now incorporated into ASC Topic 320, “Investments – Debt and Equity Securities” (“ASC 320”). This new guidance removed the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 – Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $2 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($2) million, net of tax, attributable to (1) available-for-sale debt securities of ($4) million, (2) deferred policy acquisition costs and deferred sales inducements of $1 million, and (3) deferred income taxes of $1 million.

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts, ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC Topic 944, “Financial Services – Insurance” (“ASC 944”). The guidance is effective for fiscal years beginning after December 15, 2011. ASU No. 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance will be effective for the Company on January 1, 2012 and adopted retrospectively, as permitted by the standard. The Company expects the cumulative effect upon adoption will result in a reduction to DAC with a corresponding reduction to opening retained earnings for the earliest period presented, January 1, 2010, of $37 million.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity's shareholders' equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company will adopt the revised accounting standard effective January 1, 2012 via prospective adoption, as required. When adopted, ASU 2011-04 is not expected to materially impact the Company’s financial position or results of operations.

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive, statements of net income and other comprehensive income. The new requirements do not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. However, the current option under existing standards to report other comprehensive income and its components in the statement of changes in equity is eliminated. These standards are effective retrospectively beginning January 1, 2012. When adopted, ASU 2011-05 and ASU 2011-12 are not expected to impact the Company’s financial position or results of operations.

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities

The Company’s investments in available-for-sale fixed maturities are summarized below:

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities:
Corporate securities	$4,791	$354	$21	$5,124
Commercial mortgage-backed securities	676	27	-	703
Collateralized debt obligations	2	-	-	2
Other asset-backed securities	83	3	1	85
U.S. Treasury securities and obligations of U.S. government corporations and agencies	2,009	106	-	2,115
Obligations of states and political subdivisions	223	37	-	260
Debt securities issued by foreign governments	59	2	-	61

Total fixed maturities available-for-sale	$7,843	$529	$22	$8,350

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities:
Corporate securities	$4,991	$206	$14	$5,183
Commercial mortgage-backed securities	921	40	-	961
Collateralized debt obligations	9	1	-	10
Other asset-backed securities	61	2	-	63
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,314	4	17	1,301
Obligations of states and political subdivisions	218	3	7	214
Debt securities issued by foreign governments	80	1	-	81

Total fixed maturities available-for-sale	$7,594	$257	$38	$7,813

The amortized cost and fair value of fixed maturities at December 31, 2011, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$293	$295
Due after one year through five years	2,013	2,074
Due after five years through ten years	1,584	1,683
Due after ten years	3,192	3,508

	7,082	7,560
Asset-backed and mortgage-backed securities	761	790

Total	$7,843	$8,350

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less that the security’s amortized cost then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment gains (losses) in the Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income (loss) on the Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments, and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for fixed maturity securities are net of the other-than-temporary impairment charges.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position:

Unrealized Losses on Fixed Maturity Securities — By Investment Age

	December 31, 2011
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate securities	$375	$17	$51	$4	$426	$21
Other asset-backed securities	17	1	-	-	17	1
Total	$392	$18	$51	$4	$443	$22

	December 31, 2010
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate securities	$462	$14	$-	$-	$462	$14
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,047	17	-	-	1,047	17
Obligations of states and political subdivisions	105	7	-	-	105	7
Total	$1,614	$38	$-	$-	$1,614	$38

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities increased to $2 million at December 31, 2011 from $1 million at December 31, 2010.

At December 31, 2011 and 2010, there were 90 and 148 fixed maturity securities with an aggregate gross unrealized loss of $22 million and $38 million, respectively, of which the single largest unrealized loss was $5 million and $10 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

Available-for-sale securities with amortized cost of $2 million were non-income producing for the year ended December 31, 2011. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2011.

Assets on Deposit

As of December 31, 2011 and 2010, fixed maturity securities with a fair value of $1 million were on deposit with the State of NY as required by law.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$223	East North Central	$151
Industrial	140	East South Central	2
Office buildings	322	Middle Atlantic	129
Retail	262	Mountain	54
Mixed use	3	New England	40
Other	76	Pacific	325
		South Atlantic	210
		West North Central	49
		West South Central	66

Provision for losses	(7)	Provision for losses	(7)

Total	$1,019	Total	$1,019

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2011	$2	$9	$-	$4	$7

Year ended December 31, 2010	$-	$2	$-	$-	$2

The Company did not hold any investments in mortgage loans on real estate for the year ended December 31, 2009.

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $16 million were non-income producing for the year ended December 31, 2011. Mortgage loans with a carrying value of $16 million were on nonaccrual status at December 31, 2011. At December 31, 2011, mortgage loans with a carrying value of $12 million were delinquent by less than 90 days and $4 million were delinquent by 90 days or more.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2011	2010

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$23	$16
Allowance for credit losses	(7)	(2)

Net impaired mortgage loans on real estate	$16	$14

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)

Average recorded investment in impaired loans	$20	$8	$-
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2011	2010

	(in millions)
AAA	$29	$27
AA	129	108
A	247	210
BBB	582	426
BB	15	21
B & Lower, and unrated	17	14

Total mortgage loans	$1,019	$806

Investment Real Estate and Agriculture

Investment real estate and agriculture of $18 million was non-income producing for the year ended December 31, 2011. Depreciation expense on investment real estate and agriculture was $2 million for the years ended December 31, 2011 and 2010. The Company did not own any investment real estate in 2009. Accumulated depreciation was $3 million and $2 million at December 31, 2011 and 2010, respectively.

Equity Method Investments

The Company has a 38% equity ownership in JHIMS, which is included in investment in unconsolidated affiliate, and is allocated approximately 38% of earnings pursuant to the Limited Liability Company Agreement. As of December 31, 2011 and 2010, total assets of JHIMS were $71 million and $68 million, respectively, and total liabilities of JHIMS were $69 million and $66 million, respectively. For the years ended December 31, 2011, 2010, and 2009, net income of JHIMS was $481 million, $440 million, and $328 million, respectively. The Company’s share of income earned from its investment in JHIMS was $175 million, $166 million, and $127 million for the years ended December 31, 2011, 2010, and 2009, respectively, and is included in net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	Years ended December 31,
	2011	2010	2009

	(in millions)
Net investment income
Fixed maturities	$366	$345	$43
Mortgage loans on real estate	40	33	-
Investment real estate and agriculture	3	2	-
Policy loans	6	6	3
Short-term investments	1	-	2
Derivatives	23	13	-
Equity method investments and other (1)	182	171	127

Gross investment income	621	570	175

Less investment expenses	24	20	2

Less investment income ceded	98	88	-

Net investment income	$499	$462	$173

Net realized investment and other gains (losses)
Fixed maturities	$337	$16	$1
Mortgage loans on real estate	(7)	(1)	-
Derivatives	(24)	(185)	-
Other invested assets	-	1	-
Amounts credited to participating contract holders	(17)	(18)	-

Net realized investment and other gains (losses)	$289	$(187)	$1

(1)	Primarily represents income earned from the Company’s investment in JHIMS.

The change in net unrealized gain on fixed maturities classified as held-for-trading of $13 million and $16 million is included in net realized investment and other gains (losses) for the years ended December 31, 2011 and 2010, respectively. There were no fixed maturities classified as held-for-trading for the year ended December 31, 2009.

For 2011 and 2010, net investment income passed through to participating contract holders as interest credited to policyholder account balances amounted to $30 million and $29 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $345 million, $70 million, and $3 million for the years ended December 31, 2011, 2010, and 2009, respectively, and gross losses were realized on the sale of available-for-sale securities of $26 million, $68 million, and $1 million for the years ended December 31, 2011, 2010, and 2009, respectively. In addition, there were no other-than-temporary impairments on available-for-sale securities for the years ended December 31, 2011, 2010, and 2009, respectively, recognized in the Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$42	$-
Capitalization (1)	-	56
Amortization	(8)	(8)
Change due to unrealized investment gains	(4)	(6)

Balance, end of year	$30	$42

(1)	Amount transferred from JHUSA on January 1, 2010 in connection with the NY transfer.

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2012	$6
2013	5
2014	5
2015	4
2016	3

Note 4 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$560	$551
Capitalization	55	76
Amortization	(136)	(58)
Change due to unrealized investment gains	(27)	(9)

Balance, end of year	$452	$560

The balance of and changes in deferred sales inducements (“DSI”) were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$35	$37
Capitalization	1	-
Amortization	(8)	(2)
Change due to unrealized investment gains	(2)	-

Balance, end of year	$26	$35

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Related Party Transactions

Reinsurance Transactions

On January 1, 2010, the assets supporting the NY business were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions. The January 1, 2010 impact of these transfers on the Company’s Balance Sheet was an increase in total assets and total liabilities of $7,489 million and $7,364 million, respectively. There was no pre-tax impact at the time of transfer; revenues were offset against expenses of $1,023 million. The Company recorded a $125 million tax benefit related to this transfer. As of January 1, 2010, the Company recorded $56 million related to VOBA. As of December 31, 2010, the Company reported a receivable from JHUSA of $289 million and a payable to JHUSA of $325 million which was reported with amounts due from and amounts due to affiliates, respectively.

The NY business related to the closed block was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance funds withheld agreement. As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as financial reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business and $2,214 million and $2,133 million was recorded to the coinsurance funds withheld liability as of December 31, 2011 and 2010, respectively.

Effective January 1, 2010, the Company entered into a partition and novation reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded modified coinsurance reserve adjustments of $6 million and $14 million, which reduced benefits to policyholders in the Statements of Operations for the years ended December 31, 2011 and 2010, respectively. As of December 31, 2011 and 2010, respectively, the Company recorded a reinsurance recoverable for cost of reinsurance of $8 million and $4 million, respectively. The cost of reinsurance is being amortized into income through benefits to policyholders over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Service Agreements

The Company has formal service agreements with JHUSA. Under these agreements, the Company will pay investment and operating expenses incurred by JHUSA on behalf of the Company. Services provided under the agreements include legal, personnel, marketing, investment, and certain other administrative services and are billed based on intercompany cost allocations. Costs incurred under the agreements were $66 million, $65 million, and $41 million for the years ended December 31, 2011, 2010, and 2009, respectively. As of December 31, 2011 and 2010, the Company had accrued payables of $13 million and $10 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Effective December 28, 2009, in connection with the hedging risks associated with the Company’s variable annuity products, the Company entered into an Asset & Liability Management Services Agreement with MLI, pursuant to which MLI performs certain asset and liability management services in connection with the hedging program. The fees for services provided under this agreement shall be determined at fair market value. Costs incurred under this agreement were $2 million, and $1 million, for the years ended December 31, 2011 and 2010, respectively. As of December 31, 2011 and 2010, the Company had no accrued payables.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Related Party Transactions - (continued)

Capital Stock Transactions

On March 30, 2009, the Company received a $282 million capital contribution from JHUSA in exchange for one share of common stock. The amount included $84 million in cash and fixed maturities with a fair value of $216 million, reduced by a deferred tax liability of $18 million. The deferred tax liability was recognized as the fixed maturities contributed had a cost basis of $164 million.

On December 21, 2009, the Company received a capital contribution from JHUSA of $200 million in cash.

Other

The Company entered into an Amended and Restated Underwriting and Distribution Agreement with John Hancock Distributors, LLC (“JHD”), effective December 1, 2009, pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable annuity, variable life and other products issued by the Company. This agreement replaced and superseded the previous Underwriting and Distribution Agreement dated January 1, 2002 between the parties. For the years ended December 31, 2011, 2010, and 2009, the Company was billed by JHD for underwriting commissions of $95 million, $101 million, and $100 million, respectively. The Company had accrued payables for services provided of $3 million and $5 million at December 31, 2011 and 2010, respectively.

The Company had receivables from JHIMS relating to distributions of $14 million and $15 million, which were included in accrued investment income at December 31, 2011 and 2010, respectively.

The Company participates in a liquidity pool operated by JHUSA, in which affiliates can invest excess cash. Terms of participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool Agreement effective January 1, 2010. The Company had $51 million and $401 million invested in this pool at December 31, 2011 and 2010, respectively, which were included in cash and cash equivalents on the Company’s Balance Sheets.

Note 6 — Reinsurance

The effect of reinsurance on life and fixed and variable annuity premiums earned was as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)

Direct	$110	$110	$42

Assumed	22	1,090	-

Ceded	(58)	(36)	(15)

Net life and fixed and variable annuity premiums earned	$74	$1,164	$27

For the years ended December 31, 2011, 2010 and 2009, benefits to policyholders under life and annuity ceded reinsurance contracts were $95 million, $107 million, and $40 million, respectively.

At December 31, 2011, the Company had treaties with 27 reinsurers for its life insurance business (24 non-affiliated and 3 affiliated). The per policy life risk retained by the Company is capped at a maximum of $30 million on single life policies and $35 million on survivorship life policies. The previous limit of $100 thousand, which was revised as a consequence of the transfer of NY business, continues to apply to policies and reinsurance agreements in-force as at December 31, 2009. In 2011, recoveries under these agreements totaled $50 million on $69 million of death claims. In 2010, recoveries under these agreements totaled $73 million on $102 million of death claims. In 2009, recoveries under these agreements totaled $40 million on $42 million of death claims.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2011			December 31, 2010
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$47	$25	$-	$47	$14	$-

Cash flow hedges	Interest rate swaps	500	150	-	-	-	-

Total Derivatives in Hedging Relationships		$547	$175	$-	$47	$14	$-

Non-Hedging Relationships
	Interest rate swaps	$4,585	$486	$323	$975	$10	$33
	Interest rate futures	390	-	-	124	-	-
	Equity index futures	467	-	-	152	-	-
	Embedded derivatives – reinsurance contracts	-	-	263	-	-	107
	Embedded derivatives – participating pension contracts (1)	-	-	25	-	-	10
	Embedded derivatives – benefit guarantees (1)	-	74	102	-	47	37

Total Derivatives in Non-Hedging Relationships		5,442	560	713	1,251	57	187

Total Derivatives (2)		$5,989	$735	$713	$1,298	$71	$187

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as fair value hedges or cash flow hedges as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

For the years ended December 31, 2011 and 2010, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2011, the Company had no hedges of firm commitments.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

The following table shows the investment gains (losses) recognized:

Year ended December 31, 2011

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains Recognized on Derivatives	Losses Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$-	$-	$-
	Fixed-rate liabilities	10	(12)	(2)

Total		$10	$(12)	$(2)

Year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains Recognized on Derivatives	Losses Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$-	$-	$-
	Fixed-rate liabilities	2	(2)	-

Total		$2	$(2)	$-

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2011, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship. The Company had no cash flow hedges for the year ended December 31, 2010.

The following table presents the effects of derivatives in cash flow hedging relationships on the Statements of Operations and the Statements of Changes in Shareholder’s Equity and Comprehensive Income (Loss):

Year ended December 31, 2011

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$97	$-	$-

Total		$97	$-	$-

The Company anticipates that pre-tax net gains of $0 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 5 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Note 11 — Shareholder’s Equity.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) rider. This rider is effectively an embedded option on the basket of mutual funds which is offered to contract holders. Beginning in July 2010, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2011, 2010 and 2009, net losses related to derivatives in a non-hedge relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

For the years ended December 31,	2011	2010	2009
	(millions)
Non-Hedging Relationships
Interest rate swaps	$187	$(27)	$-
Interest rate futures	(14)	(1)	-
Equity index futures	(23)	(47)	-
Embedded derivatives	(172)	(110)	-

Total Investment Losses from Derivatives in Non-Hedging Relationships	(22)	$(185)	$-

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives see Note 13 – Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2011 and 2010, the Company had accepted collateral consisting of cash of $168 million and $0 million and various securities with a fair value of $181 million and $12 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2011 and 2010, the Company pledged collateral of $1 million and $13 million, respectively, which is included in available-for-sale fixed maturities on the Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2011	2010

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$78	$63
Net amount at risk related to deposits	5	6
Average attained age of contract holders	48	46

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination benefit of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2011	2010

	(in millions, except for ages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$1,425	$1,545
Net amount at risk — net of reinsurance	54	38
Average attained age of contract holders	65	65

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$2,491	$2,914
Net amount at risk — net of reinsurance	199	154
Average attained age of contract holders	65	64

Guaranteed Minimum Income Benefit
Account value	$410	$483
Net amount at risk — net of reinsurance	-	-
Average attained age of contract holders	63	61

Guaranteed Minimum Withdrawal Benefit
Account value	$2,821	$3,036
Net amount at risk	498	355
Average attained age of contract holders	64	64

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2011	2010

	(in millions)
Type of Fund
Equity	$2,085	$2,477
Balanced	1,329	1,290
Bonds	522	571
Money Market	77	79

Total	$4,013	$4,417

The following table summarizes the liabilities for guarantees on variable contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2011	$28	$6	$39	$73
Incurred guarantee benefits	(6)	-	-	(6)
Other reserve changes	6	4	67	77

Balance at December 31, 2011	28	10	106	144
Reinsurance recoverable	-	(74)	-	(74)

Net balance at December 31, 2011	$28	$(64)	$106	$70

Balance at January 1, 2010	$20	$6	$54	$80
Assumed reserves from NY transfer (1)	11	-	-	11
Incurred guarantee benefits	(9)	-	-	(9)
Other reserve changes	6	-	(15)	(9)

Balance at December 31, 2010	28	6	39	73
Reinsurance recoverable	-	(47)	-	(47)

Net balance at December 31, 2010	$28	$(41)	$39	$26

(1)	Amount assumed from JHUSA on January 1, 2010.

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

The following assumptions and methodology were used to determine the amounts above at December 31, 2011 and 2010:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset classes. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity lapse rates vary by contract type, commission type, duration, and by with or without living benefit or death benefit riders. The lapse rates range from 0.5% to 40%.

•

The discount rate is 7% (in-force issued before 2004) or 6.4% (in-force issued after 2003) in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations. The discount rates used for the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations are based on the term structure of swap curves with a credit spread based on the credit standing of MFC for GMWB and the reinsurers for GMIB.

Note 9 — Income Taxes

For the 2011 and 2010 tax years, the Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, Manulife Holdings Delaware, LLC (“MHDLLC”) merged into JHFC resulting in a new combined group. Prior to the merger, the Company filed tax returns as part of the MHDLLC consolidated group.

The components of income taxes were as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Current taxes:
Federal	$131	$69	$77

Deferred taxes:
Federal	(12)	(171)	31

Total income tax expense (benefit)	$119	$(102)	$108

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations is as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Tax at 35%	$121	$28	$111
Add (deduct):
Prior year taxes	2	-	2
Tax credits	(1)	-	-
Dividends received deduction	(6)	(6)	(4)
Unrecognized tax benefits	3	1	-
Tax-exempt investment income	-	(125)	-
Other	-	-	(1)

Total income tax expense (benefit)	$119	$(102)	$108

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each balance sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2011	2010

	(in millions)
Deferred tax assets:
Policy reserves	$197	$184
Tax credits	8	7
Unearned revenue	11	16
Other	8	-

Total deferred tax assets	224	207

Deferred tax liabilities:
Unrealized investment gains on securities	181	69
Deferred policy acquisition costs	71	86
Deferred sales inducements	10	12
Securities and other investments	45	20
Intangibles	14	15

Total deferred tax liabilities	321	202

Net deferred tax (liabilities) assets	$(97)	$5

At December 31, 2011 the Company had no operating loss carryforwards. At December 31, 2011, the Company had $8 million of tax credits, which consist of $4 million of alternative minimum tax credits and $4 million of foreign tax credits. The foreign tax credits begin to expire in tax year 2014 through tax year 2021. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes - (continued)

Under the terms of its intercompany tax sharing agreement, the Company made federal income tax payments to its parent, JHUSA, of $69 million and $49 million in 2011 and 2010, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and in NY. The Company is under continuous examination with the IRS. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 2004. In 2010, the Company's common parent MHDLLC merged into JHFC resulting in a new combined group. The returns for the new combined group beginning in tax year 2010 have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2004 have been closed; tax years 2004 through 2007 are in IRS appeals and tax years 2008 through 2009 are currently under examination by the IRS. The MHDLLC legacy group filed its final consolidated tax return in 2009. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2011	2010

	(in millions)
Beginning balance	$15	$17
Additions based on tax positions related to the current year	3	2
Reductions for tax positions of prior years	-	(4)

Ending balance	$18	$15

Included in the balances as of December 31, 2011 and 2010, respectively, are $18 million and $15 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. There are no tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, these items will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 2004 through 2007 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. The Company recognized approximately $1 million in interest expense per year in 2011, 2010 and 2009. The Company had approximately $4 million and $3 million accrued for interest as of December 31, 2011 and 2010, respectively. The Company did not recognize material penalties during the years ended December 31, 2011, 2010, and 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Commitments and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $36 million and $14 million, respectively, at December 31, 2011. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments will expire in 2012.

The Company leases office space under operating lease agreements, which will expire in March 2015. Rental expenses were $63 thousand, $62 thousand, and $75 thousand for each of the years ended December 31, 2011, 2010, and 2009, respectively.

The future minimum lease payments by year and in the aggregate, under the remaining operating leases are presented below:

Operating Leases

(in thousands)
2012	$40
2013	48
2014	49
2015	12

Total minimum lease payments	$149

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products and as a taxpayer. In addition, the NY State Insurance Department, the NY Attorney General, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity

Capital Stock

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by its parent, JHUSA.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain On Cash Flow Hedges	Accumulated Other Comprehensive Income

	(in millions)
Balance at January 1, 2009	$27	$-	$27
Gross unrealized investment losses (net of deferred income tax benefit of $13)	(24)	-	(24)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $1)	(1)	-	(1)
Adjustment for deferred policy acquisition costs, deferred sales inducements and unearned revenue liability (net of deferred income tax expense of $1)	2	-	2
Adjustment for policyholder liabilities (net of deferred income tax expense of $1)	3	-	3

Net unrealized investment losses	(20)	-	(20)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $1)	(2)	-	(2)

Balance at December 31, 2009	5	-	5

Gross unrealized investment gains (net of deferred income tax expense of $73)	134	-	134
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $1)	(1)	-	(1)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $5)	(12)	-	(12)

Net unrealized investment gains	121	-	121

Balance at December 31, 2010	126	-	126

Gross unrealized investment gains (net of deferred income tax expense of $212)	394	-	394
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $111)	(207)	-	(207)
Adjustment for deferred policy acquisition costs, deferred sales inducements and unearned revenue liability (net of deferred income tax benefit of $18)	(33)	-	(33)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $23)	(42)	-	(42)

Net unrealized investment gains	112	-	112
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $52)	-	97	97

Balance at December 31, 2011	$238	$97	$335

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

Net unrealized investment gains included on the Company’s Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Balance, end of year comprises:
Unrealized investment gains on:
Fixed maturities	$507	$219	$14

Total	507	219	14

Amounts of unrealized investment gains attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(74)	(23)	(6)
Policyholder liabilities	(66)	(1)	(1)
Deferred income taxes	(129)	(69)	(2)

Total	(269)	(93)	(9)

Net unrealized investment gains	$238	$126	$5

Statutory Results

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile, which is NY.

The Company’s statutory net (loss) income for the years ended December 31, 2011, 2010, and 2009 was $(282) million (unaudited), $(34) million, and $310 million, respectively.

The Company’s statutory capital and surplus as of December 31, 2011 and 2010 was $890 million (unaudited) and $1,019 million, respectively.

Under NY insurance law, no insurer may pay any shareholder dividends from any source other than earned surplus without the prior approval of the Superintendent of Financial Services (the “Superintendent”). NY law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its policyholders’ surplus as of the immediately preceding calendar year or (ii) the company’s net gain from operations for the immediately preceding calendar year, not including realized capital gains. The Company paid shareholder dividends to JHUSA in the amount of $0 million and $100 million for the years ended December 31, 2011 and 2010, respectively.

Note 12 — Pension and Other Postretirement Benefit Plans

The Company participates in the John Hancock Pension Plan (the “Plan”), a funded qualified defined benefit plan. Effective January 1, 2008, the John Hancock Financial Services, Inc. Pension Plan was renamed the John Hancock Pension Plan. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and sponsorship of the Plan transferred to JHUSA effective January 1, 2010. Effective December 31, 2010, sponsorship of the Plan transferred to MIC, along with the associated net liabilities. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, the defined benefit pension plan was amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. In addition, early retirement benefits are subsidized for certain grandfathered participants. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2011, 2010, and 2009, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Pension and Other Postretirement Benefit Plans - (continued)

The Company participates in the John Hancock Welfare Plan (the “Welfare Plan”), a postretirement medical and life insurance benefit plan for its retired employees and their spouses. Sponsorship of this plan transferred to JHUSA effective January 1, 2010. Effective December 31, 2010, sponsorship of this plan transferred to MIC. Certain employees hired prior to 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The Welfare Plan was amended effective January 1, 2007, whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also the number of years of service required to be eligible for the benefit was increased to 15 years. The future retiree life insurance coverage amount was frozen as of December 31, 2006. The costs associated with other postretirement benefits were charged to the Company and were not material for the years ended December 31, 2011, 2010, and 2009, respectively.

The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. Sponsorship of this plan transferred to JHUSA effective January 1, 2010. The costs associated with the defined contribution plan were charged to the Company and were not material for the years ended December 31, 2011, 2010, and 2009, respectively.

Note 13 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale	$8,350	$8,350	$7,813	$7,813
Held-for-trading	372	372	410	410
Mortgage loans on real estate	1,019	1,101	806	838
Policy loans	124	124	112	112
Short-term investments	54	54	67	67
Cash and cash equivalents	250	250	445	445
Derivatives:
Interest rate swap agreements	661	661	24	24
Embedded derivatives	74	74	47	47
Separate account assets	7,034	7,034	7,351	7,351

Total assets	$17,938	$18,020	$17,075	$17,107

Liabilities:
Guaranteed investment contracts and funding agreements	$91	$94	$765	$784
Fixed-rate deferred and immediate annuities	1,953	1,932	2,054	2,020
Supplementary contracts without life contingencies	7	7	5	5
Derivatives:
Interest rate swap agreements	323	323	33	33
Embedded derivatives	390	390	154	154

Total liabilities	$2,764	$2,746	$3,011	$2,996

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

ASC 820 effectively created the following two primary categories of financial instruments for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, short-term investments, derivatives and separate account assets. Assets and liabilities measured at fair value on a nonrecurring basis include mortgage loans, which are reported at fair value only in the period in which an impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Guaranteed investment contracts and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.) and inputs that are derived from or corroborated by observable market data. Most debt securities and some short-term investments are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs.

•

Level 3 – Fair value measurements using significant non market observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Embedded derivatives related to reinsurance agreements or product guarantees are included in this category.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate, US Treasury, foreign government and obligations of states and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Short-Term Investments

Short-term investments can be comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Balance Sheets. Those assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for Reinsurance GMIB assets, and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publically available price are included in Level 1. The fair values of short-term investments and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale:
Corporate securities	$5,124	$-	$4,753	$371
Commercial mortgage-backed securities	703	-	703	-
Collateralized debt obligations	2	-	2	-
Other asset-backed securities	85	-	85	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	2,115	-	2,115	-
Obligations of states and political subdivisions	260	-	248	12
Debt securities issued by foreign governments	61	-	61	-

Total fixed maturities available-for-sale	8,350	-	7,967	383

Fixed maturities held-for-trading:
Corporate securities	236	-	229	7
Commercial mortgage-backed securities	73	-	73	-
Other asset-backed securities	8	-	8	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	38	-	38	-
Obligations of states and political subdivisions	16	-	14	2
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	372	-	363	9

Short-term investments	54	-	54	-
Derivative assets (1)	661	-	624	37
Separate account assets (3)	7,034	7,034	-	-
Embedded derivatives- benefit guarantees (2)	74	-	-	74

Total assets at fair value	$16,545	$7,034	$9,008	$503

Liabilities:
Derivative liabilities (1)	$323	$-	$323	$-
Embedded derivatives (2):
Reinsurance contracts	263	-	263	-
Participating pension contracts	25	-	25	-
Benefit guarantees	102	-	-	102

Total liabilities at fair value	$713	$-	$611	$102

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

	December 31, 2010
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale:
Corporate securities	$5,183	$-	$4,928	$255
Commercial mortgage-backed securities	961	-	951	10
Collateralized debt obligations	10	-	10	-
Other asset-backed securities	63	-	63	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,301	-	1,301	-
Obligations of states and political subdivisions	214	-	207	7
Debt securities issued by foreign governments	81	-	81	-

Total fixed maturities available-for-sale	7,813	-	7,541	272

Fixed maturities held-for-trading:
Corporate securities	246	-	243	3
Commercial mortgage-backed securities	81	-	81	-
Collateralized debt obligations	-	-	-	-
Other asset-backed securities	3	-	3	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	67	-	67	-
Obligations of states and political subdivisions	12	-	12	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	410	-	407	3

Short-term investments	67	-	67	-
Derivative assets (1)	24	-	24	-
Separate account assets (3)	7,351	7,351	-	-
Embedded derivatives- benefit guarantees (2)	47	-	-	47

Total assets at fair value	$15,712	$7,351	$8,039	$322

Liabilities:
Derivative liabilities (1)	33	-	33	-
Embedded derivatives (2)
Reinsurance contracts	107	-	107	-
Participating pension contracts	10	-	10	-
Benefit guarantees	37	-	-	37

Total liabilities at fair value	$187	$-	$150	$37

(1)	Derivative assets and liabilities are presented gross to reflect the presentation in the Balance Sheets, but are presented net for purposes of the Level 3 roll forward in the following table.
(2)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Balance Sheets.
(3)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2011 and 2010 are summarized as follows:

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in			Purchases	Issuances	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)		AOCI (2)				Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$255	$-		$19	$66	$-	$(6)	$41	$(4)	$371	$-
Commercial mortgage-backed securities	10	-		-	-	-	(10)	-	-	-	-
Obligations of states and political subdivisions	7	-		1	4	-	-	-	-	12	-

Total fixed maturities available-for-sale	272	-		20	70	-	(16)	41	(4)	383	-

Fixed maturities held-for- trading:
Corporate debt securities	3	1		-	5	-	-	-	(2)	7	1
Obligations of states and political subdivisions	-	-		-	2	-	-	-	-	2

Total fixed maturities held-for-trading	3	1		-	7	-	-	-	(2)	9	1

Net derivatives	-	-		37	-	-	-	-	-	37	-
Net embedded derivatives	10	(38	)(4)	-	-	-	-	-	-	(28)	(38)

Total	$285	$(37)		$57	$77	$-	$(16)	$41	$(6)	$401	$(37)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

	Balance at January 1, 2010	Net realized/unrealized gains (losses) included in:		Purchases, issuances, and settlements (net)	Transfers		Balance at December 31, 2010	Change in unrealized gains (losses) included in earnings on instruments still held

		Earnings (1)	AOCI (2)		Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$-	$(2)	$14	$233	$26	$(16)	$255	$-
Commercial mortgage-backed securities	-	-	-	11	-	(1)	10	-
Obligations of states and political subdivisions	-	-	-	29	7	(29)	7	-

Total fixed maturities available-for-sale	-	(2)	14	273	33	(46)	272	-

Fixed maturities held-for- trading:
Corporate debt securities	-	-	-	4	-	(1)	3	-

Total fixed maturities held-for-trading	-	-	-	4	-	(1)	3	-
Net embedded derivatives	(12)	22 (4)	-	-	-	-	10	22

Total	$(12)	$20	$14	$277	$33	$(47)	$285	$22

(1)	This amount is included in net realized investment and other gains (losses) on the Statements of Operations.
(2)	This amount is included in accumulated other comprehensive income on the Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Statements of Operations.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as limited partnership interests, which are reported at fair value only in the period in which impairment is recognized. The fair value of these securities is calculated using models that are widely accepted in the financial services industry. During the reporting period, there were no assets measured at fair value on a nonrecurring basis.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Segment Information

The Company operates in the following three business segments: (1) Insurance, (2) Wealth Management, which primarily serve retail customers, and (3) Corporate.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities contracts. Individual annuities consist of fixed deferred annuities, fixed immediate annuities and variable annuities. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals.

Corporate. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated:

	Insurance	Wealth Management	Corporate	Total

	(in millions)
2011
Revenues from external customers	$340	$144	$3	$487
Net investment income	63	235	201	499
Net realized investment and other losses	229	65	(5)	289

Revenues	$632	$444	$199	$1,275

Net income	$90	$11	$126	$227

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$-	$25	$150	$175
Carrying value of investments accounted for under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	65	87	-	152
Income tax (benefit) expense	48	(1)	72	119
Segment assets	$5,422	$11,513	$2,288	$19,223

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate	Total

	(in millions)
2010
Revenues from external customers	$327	$1,122	$(3)	$1,446
Net investment income	40	224	198	462
Net realized investment and other losses	(75)	(104)	(8)	(187)

Revenues	$292	$1,242	$187	$1,721

Net income	$21	$39	$121	$181

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$1	$24	$141	$166
Carrying value of investments accounted for under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	41	27	-	68
Income tax (benefit) expense	(106)	(60)	64	(102)
Segment assets	$4,264	$12,358	$1,714	$18,336

	Insurance	Wealth Management	Corporate	Total

	(in millions)
2009
Revenues from external customers	$132	$93	$-	$225
Net investment income	17	19	137	173
Net realized investment and other gains	1	-	-	1

Revenues	$150	$112	$137	$399

Net (loss) income	$(13)	$134	$88	$209

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$-	$20	$107	$127
Carrying value of investments accounted for under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs and deferred sales inducements	23	91	-	114
Income tax (benefit) expense	(7)	68	47	108

The Company operates primarily in the United States and has no reportable major customers.

Note 15 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 financial statements through the date on which the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

John Hancock Life Insurance Company of New York Separate Account A

Audited Financial Statements

December 31, 2011

John Hancock Life Insurance Company of New York Separate Account A

Audited Financial Statements

December 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

John Hancock Life Insurance Company of New York Separate Account A

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company of New York Separate Account A, the “Account,” comprised of the following sub-accounts,

500 Index Trust B Series NAV	Capital Appreciation Value Trust Series II
500 Index Trust Series I	Core Allocation Plus Trust Series II
500 Index Trust Series II	Core Allocation Trust Series I
500 Index Trust Series NAV	Core Allocation Trust Series II
Active Bond Trust Series I	Core Balanced Trust Series I
Active Bond Trust Series II	Core Balanced Trust Series II
All Cap Core Trust Series I	Core Balanced Strategy Trust Series NAV
All Cap Core Trust Series II	Core Bond Trust Series II
All Cap Value Trust Series I	Core Disciplined Diversification Trust Series II
All Cap Value Trust Series II	Core Fundamental Holdings Trust Series II
American Asset Allocation Trust Series I	Core Fundamental Holdings Trust Series III
American Asset Allocation Trust Series II	Core Global Diversification Trust Series II
American Blue-Chip Income & Growth Trust Series II	Core Global Diversification Trust Series III
American Blue-Chip Income & Growth Trust Series III	Core Strategy Trust Series II
American Global Growth Trust Series II	Core Strategy Trust Series NAV
American Global Small Capitalization Trust Series II	Disciplined Diversification Trust Series II
American Global Small Capitalization Trust Series III	DWS Equity 500 Index
American Growth Trust Series II	Equity-Income Trust Series I
American Growth Trust Series III	Equity-Income Trust Series II
American Growth-Income Trust Series I	Financial Services Trust Series I
American Growth-Income Trust Series II	Financial Services Trust Series II
American Growth-Income Trust Series III	Founding Allocation Trust Series II
American High-Income Bond Trust Series II	Fundamental All Cap Core Trust Series II
American High-Income Bond Trust Series III	(Formerly, Optimized All Cap Trust Series II)
American International Trust Series II	Fundamental Holdings Trust Series II
American International Trust Series III	(Formerly, American Fundamental Holdings Trust Series II)
American New World Trust Series II	Fundamental Large Cap Value Trust Series II
American New World Trust Series III	(Formerly, Optimized Value Trust Series II)
Balanced Trust Series I	Fundamental Value Trust Series I
Blue Chip Growth Trust Series I	Fundamental Value Trust Series II
Blue Chip Growth Trust Series II	Global Bond Trust Series I
Bond PS Series II	Global Bond Trust Series II
Bond Trust Series I	Global Diversification Trust Series II
Bond Trust Series II	(Formerly, American Global Diversification Trust Series II)
Capital Appreciation Trust Series I	Global Trust Series I
Capital Appreciation Trust Series II

1

Report of Independent Registered Public Accounting Firm

Global Trust Series II

Health Sciences Trust Series I

Health Sciences Trust Series II

High Yield Trust Series I

High Yield Trust Series II

International Core Trust Series I

International Core Trust Series II

International Equity Index Trust A Series I

International Equity Index Trust A Series II

International Equity Index Trust B Series NAV

International Opportunities Trust Series II

International Small Company Trust Series I

International Small Company Trust Series II

International Value Trust Series I

International Value Trust Series II

Investment Quality Bond Trust Series I

Investment Quality Bond Trust Series II

Large Cap Trust Series I

Large Cap Trust Series II

Lifestyle Aggressive Trust Series I

Lifestyle Aggressive Trust Series II

Lifestyle Balanced Trust Series I

Lifestyle Balanced Trust Series II

Lifestyle Balanced PS Series II

Lifestyle Conservative Trust Series I

Lifestyle Conservative Trust Series II

Lifestyle Conservative PS Series II

Lifestyle Growth Trust Series I

Lifestyle Growth Trust Series II

Lifestyle Growth PS Series II

Lifestyle Moderate Trust Series I

Lifestyle Moderate Trust Series II

Lifestyle Moderate PS Series II

Mid Cap Index Trust Series I

Mid Cap Index Trust Series II

Mid Cap Stock Trust Series I

Mid Cap Stock Trust Series II

Mid Value Trust Series I

Mid Value Trust Series II

Money Market Trust Series I

Money Market Trust Series II

Money Market Trust B Series NAV

Mutual Shares Trust Series I

Natural Resources Trust Series II

PIMCO All Asset

Real Estate Securities Trust Series I

Real Estate Securities Trust Series II

Real Return Bond Trust Series II

Science & Technology Trust Series I

Science & Technology Trust Series II

Short Term Government Income Trust Series I

Short Term Government Income Trust Series II

Small Cap Growth Trust Series I

Small Cap Growth Trust Series II

Small Cap Index Trust Series I

Small Cap Index Trust Series II

Small Cap Opportunities Trust Series I

Small Cap Opportunities Trust Series II

Small Cap Value Trust Series II

Small Company Value Trust Series I

Small Company Value Trust Series II

Smaller Company Growth Trust Series I

Smaller Company Growth Trust Series II

Strategic Income Opportunities Trust Series I

Strategic Income Opportunities Trust Series II

Total Bond Market Trust A Series II

Total Bond Market Trust A Series NAV

Total Return Trust Series I

Total Return Trust Series II

Total Stock Market Index Trust Series I

Total Stock Market Index Trust Series II

Ultra Short Term Bond Trust Series I

Ultra Short Term Bond Trust Series II

Utilities Trust Series I

Utilities Trust Series II

Value Trust Series I

Value Trust Series II

2

as of December 31, 2011, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the American Bond Trust Series II, American Bond Trust Series III, High Income Trust Series II, Large Cap Value Trust Series I, and Large Cap Value Trust Series II sub-accounts for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the underlying Portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account A at December 31, 2011, and the results of their operations and changes in contract owners’ equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2012

3

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	500 Index Trust B Series NAV	500 Index Trust Series I	500 Index Trust Series II	500 Index Trust Series NAV	Active Bond Trust Series I	Active Bond Trust Series II
Total Assets
Investments at fair value	$5,927,609	$2,126,699	$9,130,381	$1,355,285	$3,434,237	$40,172,045

Net Assets
Contracts in accumulation	$5,927,609	$2,126,699	$9,116,504	$1,355,285	$3,434,237	$40,172,045
Contracts in payout (annuitization)	—	—	13,877	—	—	—

Total net assets	$5,927,609	$2,126,699	$9,130,381	$1,355,285	$3,434,237	$40,172,045

Units outstanding	555,214	201,124	644,068	76,753	205,461	2,440,709
Unit value	$10.68	$10.57	$14.18	$17.66	$16.71	$16.46

Shares	377,314	193,688	834,587	125,257	353,317	4,124,440
Cost	$6,651,165	$1,977,722	$8,664,726	$1,301,938	$3,311,350	$38,775,006

See accompanying notes.

4

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	All Cap Core Trust Series I	All Cap Core Trust Series II	All Cap Value Trust Series I	All Cap Value Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II
Total Assets
Investments at fair value	$2,860,503	$961,570	$1,303,424	$4,000,859	$6,834,789	$95,874,031

Net Assets
Contracts in accumulation	$2,860,503	$961,570	$1,303,424	$4,000,859	$6,825,436	$95,874,031
Contracts in payout (annuitization)	—	—	—	—	9,353	—

Total net assets	$2,860,503	$961,570	$1,303,424	$4,000,859	$6,834,789	$95,874,031

Units outstanding	185,841	62,855	79,637	232,813	590,511	8,338,609
Unit value	$15.39	$15.30	$16.37	$17.18	$11.57	$11.50

Shares	173,997	58,597	163,541	502,620	624,752	8,755,620
Cost	$2,399,588	$1,077,563	$1,286,196	$3,943,875	$5,512,761	$84,627,768

See accompanying notes.

5

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	American Blue-Chip Income & Growth Trust Series II	American Blue-Chip Income & Growth Trust Series III	American Global Growth Trust Series II	American Global Small Capitalization Trust Series II	American Global Small Capitalization Trust Series III	American Growth Trust Series II
Total Assets
Investments at fair value	$7,559,486	$555,064	$11,098,748	$4,005,393	$11,572	$117,106,396

Net Assets
Contracts in accumulation	$7,559,486	$555,064	$11,098,748	$4,005,393	$11,572	$117,096,438
Contracts in payout (annuitization)	—	—	—	—	—	9,958

Total net assets	$7,559,486	$555,064	$11,098,748	$4,005,393	$11,572	$117,106,396

Units outstanding	459,056	47,330	1,022,128	434,732	1,154	6,865,890
Unit value	$16.47	$11.73	$10.86	$9.21	$10.03	$17.06

Shares	684,117	50,323	1,099,975	497,564	1,437	7,896,588
Cost	$8,926,760	$549,169	$11,564,169	$4,056,573	$11,604	$121,945,523

See accompanying notes.

6

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	American Growth Trust Series III	American Growth-Income Trust Series I	American Growth-Income Trust Series II	American Growth-Income Trust Series III	American High-Income Bond Trust Series II	American High- Income Bond Trust Series III
Total Assets
Investments at fair value	$344,831	$6,692,028	$104,382,302	$145,693	$5,229,073	$267,355

Net Assets
Contracts in accumulation	$344,831	$6,692,028	$104,373,426	$145,693	$5,229,073	$267,355
Contracts in payout (annuitization)	—	—	8,876	—	—	—

Total net assets	$344,831	$6,692,028	$104,382,302	$145,693	$5,229,073	$267,355

Units outstanding	30,029	404,268	6,771,046	12,491	383,113	17,333
Unit value	$11.48	$16.55	$15.42	$11.66	$13.65	$15.42

Shares	23,284	464,724	7,258,853	10,139	509,160	26,084
Cost	$341,337	$5,215,750	$113,731,082	$150,396	$5,331,321	$276,522

See accompanying notes.

7

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	American International Trust Series II	American International Trust Series III	American New World Trust Series II	American New World Trust Series III	Balanced Trust Series I	Blue Chip Growth Trust Series I
Total Assets
Investments at fair value	$66,059,855	$318,923	$5,255,826	$21,742	$28,657	$18,317,994

Net Assets
Contracts in accumulation	$66,059,855	$318,923	$5,255,826	$21,742	$28,657	$18,286,479
Contracts in payout (annuitization)	—	—	—	—	—	31,515

Total net assets	$66,059,855	$318,923	$5,255,826	$21,742	$28,657	$18,317,994

Units outstanding	3,466,530	30,738	437,178	1,884	1,730	913,838
Unit value	$19.06	$10.38	$12.02	$11.54	$16.57	$20.05

Shares	4,797,375	23,245	452,698	1,878	1,770	891,821
Cost	$79,421,515	$356,508	$5,615,383	$25,470	$30,020	$14,761,979

See accompanying notes.

8

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Blue Chip Growth Trust Series II	Bond PS Series II	Bond Trust Series I	Bond Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II
Total Assets
Investments at fair value	$15,490,462	$118,593	$826,777	$82,343,866	$10,224,791	$8,266,704

Net Assets
Contracts in accumulation	$15,490,462	$118,593	$826,777	$82,343,866	$10,224,791	$8,266,704
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$15,490,462	$118,593	$826,777	$82,343,866	$10,224,791	$8,266,704

Units outstanding	1,018,057	9,353	65,741	6,556,104	1,056,091	558,427
Unit value	$15.22	$12.68	$12.58	$12.56	$9.68	$14.80

Shares	759,336	9,368	60,703	6,036,940	1,028,651	840,967
Cost	$13,771,306	$119,873	$840,495	$83,616,827	$9,322,759	$7,492,120

See accompanying notes.

9

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Capital Appreciation Value Trust Series II	Core Allocation Plus Trust Series II	Core Allocation Trust Series I	Core Allocation Trust Series II	Core Balanced Trust Series I	Core Balanced Trust Series II
Total Assets
Investments at fair value	$20,553,285	$8,573,045	$53,370	$8,898,223	$36,212	$16,865,845

Net Assets
Contracts in accumulation	$20,553,285	$8,573,045	$53,370	$8,898,223	$36,212	$16,865,845
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$20,553,285	$8,573,045	$53,370	$8,898,223	$36,212	$16,865,845

Units outstanding	1,567,890	761,664	3,357	558,691	2,228	1,021,384
Unit value	$13.11	$11.26	$15.90	$15.93	$16.25	$16.51

Shares	1,788,798	864,218	3,560	593,611	2,234	1,039,818
Cost	$17,478,372	$7,592,310	$53,216	$9,086,183	$34,945	$16,354,400

See accompanying notes.

10

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Core Balanced Strategy Trust Series NAV	Core Bond Trust Series II	Core Disciplined Diversification Trust Series II	Core Fundamental Holdings Trust Series II	Core Fundamental Holdings Trust Series III	Core Global Diversification Trust Series II
Total Assets
Investments at fair value	$192,646	$1,007,484	$14,559,500	$22,127,728	$30,380	$20,867,510

Net Assets
Contracts in accumulation	$192,646	$1,007,484	$14,559,500	$22,127,728	$30,380	$20,867,510
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$192,646	$1,007,484	$14,559,500	$22,127,728	$30,380	$20,867,510

Units outstanding	12,834	62,059	887,182	1,403,537	1,917	1,354,788
Unit value	$15.01	$16.23	$16.41	$15.77	$15.85	$15.40

Shares	13,369	72,900	902,635	1,426,675	1,960	1,391,167
Cost	$181,726	$977,625	$14,722,589	$21,636,508	$31,096	$21,622,411

See accompanying notes.

11

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Core Global Diversification Trust Series III	Core Strategy Trust Series II	Core Strategy Trust Series NAV	Disciplined Diversification Trust Series II	DWS Equity 500 Index	Equity-Income Trust Series I
Total Assets
Investments at fair value	$165,257	$54,036,431	$423,409	$8,390,206	$4,013,038	$24,823,365

Net Assets
Contracts in accumulation	$165,257	$54,036,431	$423,409	$8,390,206	$4,013,038	$24,805,432
Contracts in payout (annuitization)	—	—	—	—	—	17,933

Total net assets	$165,257	$54,036,431	$423,409	$8,390,206	$4,013,038	$24,823,365

Units outstanding	10,740	4,060,704	26,942	683,087	204,725	881,322
Unit value	$15.39	$13.31	$15.72	$12.28	$19.60	$28.17

Shares	11,032	4,343,765	34,146	714,060	304,479	1,838,768
Cost	$166,806	$51,977,360	$379,220	$6,755,175	$3,958,181	$27,989,007

See accompanying notes.

12

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Equity- Income Trust Series II	Financial Services Trust Series I	Financial Services Trust Series II	Founding Allocation Trust Series II	Fundamental All Cap Core Trust Series II (a)	Fundamental Holdings Trust Series II (b)
Total Assets
Investments at fair value	$24,409,531	$511,958	$3,642,531	$81,209,881	$6,464,409	$73,263,577

Net Assets
Contracts in accumulation	$24,409,531	$511,958	$3,642,531	$81,209,881	$6,464,409	$73,263,577
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$24,409,531	$511,958	$3,642,531	$81,209,881	$6,464,409	$73,263,577

Units outstanding	1,637,805	42,924	293,018	7,856,654	380,583	6,508,089
Unit value	$14.90	$11.93	$12.43	$10.34	$16.99	$11.26

Shares	1,812,140	48,665	347,570	8,530,450	518,397	7,268,212
Cost	$26,184,351	$496,637	$3,636,417	$85,617,324	$8,058,370	$63,696,688

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.

See accompanying notes.

13

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Fundamental Large Cap Value Trust Series II (c)	Fundamental Value Trust Series I	Fundamental Value Trust Series II	Global Bond Trust Series I	Global Bond Trust Series II	Global Diversification Trust Series II (d)
Total Assets
Investments at fair value	$2,064,005	$23,526,649	$31,371,835	$3,147,798	$16,608,422	$46,024,166

Net Assets
Contracts in accumulation	$2,064,005	$23,524,552	$31,371,835	$3,147,798	$16,608,422	$46,024,166
Contracts in payout (annuitization)	—	2,097	—	—	—	—

Total net assets	$2,064,005	$23,526,649	$31,371,835	$3,147,798	$16,608,422	$46,024,166

Units outstanding	151,195	1,708,893	2,185,488	96,263	780,411	4,182,897
Unit value	$13.65	$13.77	$14.35	$32.70	$21.28	$11.00

Shares	206,814	1,723,564	2,301,675	237,929	1,263,959	4,809,213
Cost	$2,646,232	$18,227,611	$29,649,092	$3,085,487	$15,561,326	$42,377,813

(c)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.
(d)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

See accompanying notes.

14

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II	High Yield Trust Series I	High Yield Trust Series II
Total Assets
Investments at fair value	$7,575,319	$4,280,218	$1,860,873	$6,568,073	$2,402,091	$6,914,694

Net Assets
Contracts in accumulation	$7,569,187	$4,280,218	$1,860,873	$6,568,073	$2,395,166	$6,913,713
Contracts in payout (annuitization)	6,132	—	—	—	6,925	981

Total net assets	$7,575,319	$4,280,218	$1,860,873	$6,568,073	$2,402,091	$6,914,694

Units outstanding	313,686	304,983	84,157	283,980	129,019	354,042
Unit value	$24.15	$14.03	$22.11	$23.13	$18.62	$19.53

Shares	569,145	322,548	109,592	395,667	439,944	1,248,140
Cost	$8,242,393	$5,525,919	$1,612,794	$5,540,215	$2,954,893	$8,421,342

See accompanying notes.

15

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	International Core Trust Series I	International Core Trust Series II	International Equity Index Trust A Series I	International Equity Index Trust A Series II	International Equity Index Trust B Series NAV	International Opportunities Trust Series II
Total Assets
Investments at fair value	$1,652,142	$1,608,520	$1,491,433	$4,380,160	$2,188,644	$2,490,199

Net Assets
Contracts in accumulation	$1,647,376	$1,608,520	$1,491,005	$4,380,160	$2,188,644	$2,490,199
Contracts in payout (annuitization)	4,766	—	428	—	—	—

Total net assets	$1,652,142	$1,608,520	$1,491,433	$4,380,160	$2,188,644	$2,490,199

Units outstanding	131,636	112,716	92,388	280,963	239,420	195,583
Unit value	$12.55	$14.27	$16.14	$15.59	$9.14	$12.73

Shares	192,109	185,527	167,201	490,500	166,184	236,936
Cost	$2,271,926	$1,925,885	$2,034,063	$6,093,071	$2,831,265	$2,781,852

See accompanying notes.

16

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	International Small Company Trust Series I	International Small Company Trust Series II	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II
Total Assets
Investments at fair value	$1,923,722	$4,290,826	$5,423,949	$11,757,299	$5,886,983	$22,732,761

Net Assets
Contracts in accumulation	$1,923,215	$4,290,826	$5,422,364	$11,757,299	$5,872,126	$22,732,761
Contracts in payout (annuitization)	507	—	1,585	—	14,857	—

Total net assets	$1,923,722	$4,290,826	$5,423,949	$11,757,299	$5,886,983	$22,732,761

Units outstanding	157,000	352,954	359,782	708,414	221,979	1,246,358
Unit value	$12.25	$12.16	$15.08	$16.60	$26.52	$18.24

Shares	222,911	497,199	529,166	1,148,173	502,731	1,939,656
Cost	$2,014,369	$4,560,179	$7,589,453	$15,725,888	$5,640,299	$21,787,865

See accompanying notes.

17

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Large Cap Trust Series I	Large Cap Trust Series II	Lifestyle Aggressive Trust Series I	Lifestyle Aggressive Trust Series II	Lifestyle Balanced Trust Series I	Lifestyle Balanced Trust Series II
Total Assets
Investments at fair value	$9,501,814	$1,095,543	$2,186,278	$27,074,792	$24,882,405	$834,569,186

Net Assets
Contracts in accumulation	$9,501,814	$1,095,543	$2,186,278	$27,074,792	$24,866,658	$834,362,857
Contracts in payout (annuitization)	—	—	—	—	15,747	206,329

Total net assets	$9,501,814	$1,095,543	$2,186,278	$27,074,792	$24,882,405	$834,569,186

Units outstanding	736,137	86,064	151,007	1,722,662	1,379,705	52,930,700
Unit value	$12.91	$12.73	$14.48	$15.72	$18.03	$15.77

Shares	796,464	92,062	285,415	3,543,821	2,180,754	73,465,598
Cost	$12,098,197	$1,240,300	$2,370,575	$29,906,497	$24,906,755	$868,234,665

See accompanying notes.

18

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Lifestyle Balanced PS Series II	Lifestyle Conservative Trust Series I	Lifestyle Conservative Trust Series II	Lifestyle Conservative PS Series II	Lifestyle Growth Trust Series I	Lifestyle Growth Trust Series II
Total Assets
Investments at fair value	$3,438,305	$9,858,845	$215,911,659	$2,242,153	$16,595,777	$893,279,974

Net Assets
Contracts in accumulation	$3,438,305	$9,838,420	$215,911,659	$2,242,153	$16,595,777	$893,126,399
Contracts in payout (annuitization)	—	20,425	—	—	—	153,575

Total net assets	$3,438,305	$9,858,845	$215,911,659	$2,242,153	$16,595,777	$893,279,974

Units outstanding	281,979	470,217	12,905,205	178,757	1,015,784	59,614,348
Unit value	$12.19	$20.97	$16.73	$12.54	$16.34	$14.98

Shares	291,382	784,940	17,272,933	181,404	1,519,760	81,952,291
Cost	$3,435,909	$9,353,241	$205,482,941	$2,244,808	$17,949,477	$977,526,470

See accompanying notes.

19

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Lifestyle Growth PS Series II	Lifestyle Moderate Trust Series I	Lifestyle Moderate Trust Series II	Lifestyle Moderate PS Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II
Total Assets
Investments at fair value	$7,183,534	$11,196,143	$314,277,017	$2,224,706	$1,248,720	$10,193,923

Net Assets
Contracts in accumulation	$7,183,534	$11,196,143	$314,277,017	$2,224,706	$1,248,720	$10,193,923
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$7,183,534	$11,196,143	$314,277,017	$2,224,706	$1,248,720	$10,193,923

Units outstanding	600,423	570,648	19,553,978	180,031	60,738	554,570
Unit value	$11.96	$19.62	$16.07	$12.36	$20.56	$18.38

Shares	627,931	945,620	26,656,236	184,776	74,551	610,049
Cost	$7,090,175	$10,859,820	$301,901,511	$2,225,481	$1,196,234	$9,665,218

See accompanying notes.

20

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II
Total Assets
Investments at fair value	$7,589,031	$13,817,236	$2,963,981	$9,905,528	$9,186,927	$60,031,633

Net Assets
Contracts in accumulation	$7,589,031	$13,817,236	$2,953,115	$9,905,528	$9,173,716	$60,031,633
Contracts in payout (annuitization)	—	—	10,866	—	13,211	—

Total net assets	$7,589,031	$13,817,236	$2,963,981	$9,905,528	$9,186,927	$60,031,633

Units outstanding	490,026	736,512	183,859	619,332	571,821	4,853,700
Unit value	$15.49	$18.76	$16.12	$15.99	$16.07	$12.37

Shares	591,507	1,101,853	282,553	943,384	9,186,927	60,031,633
Cost	$8,513,387	$15,347,999	$2,131,064	$7,264,560	$9,186,927	$60,031,633

See accompanying notes.

21

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Money Market Trust B Series NAV	Mutual Shares Trust Series I	Natural Resources Trust Series II	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II
Total Assets
Investments at fair value	$2,970,881	$611,592	$11,887,387	$3,510,723	$2,590,419	$8,890,201

Net Assets
Contracts in accumulation	$2,970,881	$611,592	$11,887,387	$3,510,723	$2,587,295	$8,890,201
Contracts in payout (annuitization)	—	—	—	—	3,124	—

Total net assets	$2,970,881	$611,592	$11,887,387	$3,510,723	$2,590,419	$8,890,201

Units outstanding	241,734	53,435	421,833	203,320	78,660	351,490
Unit value	$12.29	$11.45	$28.18	$17.27	$32.93	$25.29

Shares	2,970,881	63,377	1,187,551	333,719	211,290	723,958
Cost	$2,970,881	$605,871	$12,411,938	$3,632,672	$2,297,963	$6,928,929

See accompanying notes.

22

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Real Return Bond Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Growth Trust Series I
Total Assets
Investments at fair value	$8,238,885	$5,970,649	$4,780,221	$8,724,302	$8,326,510	$21,464

Net Assets
Contracts in accumulation	$8,238,885	$5,954,022	$4,780,221	$8,724,302	$8,326,510	$21,464
Contracts in payout (annuitization)	—	16,627	—	—	—	—

Total net assets	$8,238,885	$5,970,649	$4,780,221	$8,724,302	$8,326,510	$21,464

Units outstanding	459,618	503,132	300,417	683,436	656,081	1,741
Unit value	$17.93	$11.87	$15.91	$12.77	$12.69	$12.33

Shares	667,116	382,734	311,415	674,733	643,471	2,338
Cost	$8,035,584	$4,734,102	$4,101,898	$8,703,603	$8,337,644	$25,593

See accompanying notes.

23

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Small Cap Growth Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series II
Total Assets
Investments at fair value	$2,534,145	$449,536	$7,352,565	$1,125,686	$5,726,956	$3,469,503

Net Assets:
Contracts in accumulation	$2,534,145	$449,536	$7,345,099	$1,125,686	$5,726,956	$3,469,503
Contracts in payout (annuitization)	—	—	7,466	—	—	—

Total net assets	$2,534,145	$449,536	$7,352,565	$1,125,686	$5,726,956	$3,469,503

Units outstanding	157,692	27,598	436,104	54,741	289,029	200,891
Unit value	$16.07	$16.29	$16.86	$20.56	$19.81	$17.27

Shares	280,636	34,185	560,409	59,434	304,950	183,669
Cost	$2,789,869	$433,203	$7,971,879	$1,122,218	$5,487,014	$2,978,930

See accompanying notes.

24

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Small Company Value Trust Series I	Small Company Value Trust Series II	Smaller Company Growth Trust Series I	Smaller Company Growth Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II
Total Assets
Investments at fair value	$3,751,194	$10,925,503	$1,827,093	$2,411,266	$5,728,038	$10,540,270

Net Assets
Contracts in accumulation	$3,751,194	$10,925,503	$1,827,093	$2,411,266	$5,728,038	$10,537,095
Contracts in payout (annuitization)	—	—	—	—	—	3,175

Total net assets	$3,751,194	$10,925,503	$1,827,093	$2,411,266	$5,728,038	$10,540,270

Units outstanding	152,124	559,869	123,384	163,832	309,442	580,262
Unit value	$24.66	$19.51	$14.81	$14.72	$18.51	$18.16

Shares	223,152	655,793	111,817	148,203	449,258	824,747
Cost	$3,687,081	$10,881,669	$1,587,618	$2,072,496	$6,526,911	$11,929,169

See accompanying notes.

25

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Total Bond Market Trust A Series II	Total Bond Market Trust A Series NAV	Total Return Trust Series I	Total Return Trust Series II	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II
Total Assets
Investments at fair value	$5,218,220	$990,599	$15,653,367	$29,433,677	$415,454	$7,179,834

Net Assets
Contracts in accumulation	$5,218,220	$990,599	$15,626,150	$29,424,987	$415,454	$7,179,834
Contracts in payout (annuitization)	—	—	27,217	8,690	—	—

Total net assets	$5,218,220	$990,599	$15,653,367	$29,433,677	$415,454	$7,179,834

Units outstanding	360,361	68,575	710,844	1,576,303	35,277	466,123
Unit value	$14.48	$14.45	$22.02	$18.67	$11.78	$15.40

Shares	364,656	69,273	1,133,481	2,132,875	35,846	620,556
Cost	$5,220,951	$974,755	$15,753,973	$29,542,521	$417,576	$7,269,933

See accompanying notes.

26

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series II	Utilities Trust Series I	Utilities Trust Series II	Value Trust Series I	Value Trust Series II
Total Assets
Investments at fair value	$19,654	$5,491,311	$1,886,100	$4,795,302	$4,240,293	$3,236,098

Net Assets
Contracts in accumulation	$19,654	$5,491,311	$1,886,100	$4,795,302	$4,237,696	$3,236,098
Contracts in payout (annuitization)	—	—	—	—	2,597	—

Total net assets	$19,654	$5,491,311	$1,886,100	$4,795,302	$4,240,293	$3,236,098

Units outstanding	1,586	448,287	92,288	155,206	154,743	175,393
Unit value	$12.39	$12.25	$20.44	$30.90	$27.40	$18.45

Shares	1,611	450,107	158,230	405,009	255,747	195,653
Cost	$19,953	$5,561,597	$1,855,447	$4,693,536	$4,441,655	$3,105,040

See accompanying notes.

27

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Trust B Series NAV		500 Index Trust Series I		500 Index Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$108,067	$105,318	$33,724	$34,615	$123,900	$120,064
Expenses:
Mortality and expense risk and administrative charges	(95,856)	(93,078)	(38,458)	(40,244)	(152,073)	(157,578)

Net investment income (loss)	12,211	12,240	(4,734)	(5,629)	(28,173)	(37,514)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	5,898	—	22,734	—
Net realized gain (loss)	(128,769)	(233,355)	(39,312)	(118,783)	50,000	(296,976)

Realized gains (losses)	(128,769)	(233,355)	(33,414)	(118,783)	72,734	(296,976)

Unrealized appreciation (depreciation) during the period	136,041	972,425	35,649	434,632	(19,993)	1,538,024

Net increase (decrease) in contract owners’ equity from operations	19,483	751,310	(2,499)	310,220	24,568	1,203,534

Changes from principal transactions:
Purchase payments	92,372	41,392	11,251	20,179	46,883	62,317
Transfers between sub-accounts and the company	(113,080)	(121,929)	(60,701)	(93,910)	(632,606)	98,440
Withdrawals	(398,820)	(319,626)	(405,667)	(355,795)	(920,197)	(893,181)
Annual contract fee	(33,189)	(33,741)	(1,864)	(2,384)	(36,259)	(37,685)

Net increase (decrease) in contract owners’ equity from principal transactions	(452,717)	(433,904)	(456,981)	(431,910)	(1,542,179)	(770,109)

Total increase (decrease) in contract owners’ equity	(433,234)	317,406	(459,480)	(121,690)	(1,517,611)	433,425
Contract owners’ equity at beginning of period	6,360,843	6,043,437	2,586,179	2,707,869	10,647,992	10,214,567

Contract owners’ equity at end of period	$5,927,609	$6,360,843	$2,126,699	$2,586,179	$9,130,381	$10,647,992

	2011	2010	2011	2010	2011	2010
Units, beginning of period	597,448	641,987	244,336	288,558	749,755	810,761
Units issued	10,949	22,517	17,613	16,108	26,149	60,268
Units redeemed	53,183	67,056	60,825	60,330	131,836	121,274

Units, end of period	555,214	597,448	201,124	244,336	644,068	749,755

See accompanying notes.

28

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Trust Series NAV		Active Bond Trust Series I		Active Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$22,243	$12,054	$189,283	$306,751	$2,083,021	$3,244,956
Expenses:
Mortality and expense risk and administrative charges	(11,531)	(5,001)	(58,084)	(68,937)	(715,496)	(750,297)

Net investment income (loss)	10,712	7,053	131,199	237,814	1,367,525	2,494,659

Realized gains (losses) on investments:
Capital gain distributions received	3,329	—	—	—	—	—
Net realized gain (loss)	22,723	11,276	39,807	22,331	488,327	147,195

Realized gains (losses)	26,052	11,276	39,807	22,331	488,327	147,195

Unrealized appreciation (depreciation) during the period	(34,882)	78,299	(12,542)	247,186	(29,200)	2,544,305

Net increase (decrease) in contract owners’ equity from operations	1,882	96,628	158,464	507,331	1,826,652	5,186,159

Changes from principal transactions:
Purchase payments	290,827	554,582	1,275	300	159,740	303,416
Transfers between sub-accounts and the company	150,558	115,661	(41,708)	103,179	(3,238,265)	(455,973)
Withdrawals	(27,941)	(12,490)	(780,240)	(1,309,796)	(6,087,201)	(3,976,577)
Annual contract fee	(18,454)	(23,531)	(2,497)	(2,823)	(154,980)	(171,135)

Net increase (decrease) in contract owners’ equity from principal transactions	394,990	634,222	(823,170)	(1,209,140)	(9,320,706)	(4,300,269)

Total increase (decrease) in contract owners’ equity	396,872	730,850	(664,706)	(701,809)	(7,494,054)	885,890
Contract owners’ equity at beginning of period	958,413	227,563	4,098,943	4,800,752	47,666,099	46,780,209

Contract owners’ equity at end of period	$1,355,285	$958,413	$3,434,237	$4,098,943	$40,172,045	$47,666,099

	2011	2010	2011	2010	2011	2010
Units, beginning of period	54,645	14,732	255,460	335,545	3,013,411	3,309,048
Units issued	31,552	44,293	5,859	15,218	140,751	300,127
Units redeemed	9,444	4,380	55,858	95,303	713,453	595,764

Units, end of period	76,753	54,645	205,461	255,460	2,440,709	3,013,411

See accompanying notes.

29

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Core Trust Series I		All Cap Core Trust Series II		All Cap Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$30,690	$34,593	$8,346	$8,690	$4,819	$5,980
Expenses:
Mortality and expense risk and administrative charges	(46,841)	(51,034)	(17,114)	(16,791)	(24,527)	(27,298)

Net investment income (loss)	(16,151)	(16,441)	(8,768)	(8,101)	(19,708)	(21,318)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	131,705	103,202	(4,539)	(19,194)	(30,734)	(217,101)

Realized gains (losses)	131,705	103,202	(4,539)	(19,194)	(30,734)	(217,101)

Unrealized appreciation (depreciation) during the period	(139,144)	279,796	(5,621)	138,557	(41,378)	490,140

Net increase (decrease) in contract owners’ equity from operations	(23,590)	366,557	(18,928)	111,262	(91,820)	251,721

Changes from principal transactions:
Purchase payments	1,603	7,920	6,567	9,395	849	924
Transfers between sub-accounts and the company	(142,729)	(87,651)	(51,835)	(10,020)	(121,434)	(116,509)
Withdrawals	(432,863)	(615,384)	(84,794)	(73,077)	(207,883)	(216,505)
Annual contract fee	(2,598)	(3,010)	(5,071)	(5,365)	(1,076)	(1,504)

Net increase (decrease) in contract owners’ equity from principal transactions	(576,587)	(698,125)	(135,133)	(79,067)	(329,544)	(333,594)

Total increase (decrease) in contract owners’ equity	(600,177)	(331,568)	(154,061)	32,195	(421,364)	(81,873)
Contract owners’ equity at beginning of period	3,460,680	3,792,248	1,115,631	1,083,436	1,724,788	1,806,661

Contract owners’ equity at end of period	$2,860,503	$3,460,680	$961,570	$1,115,631	$1,303,424	$1,724,788

	2011	2010	2011	2010	2011	2010
Units, beginning of period	222,732	283,207	72,091	77,751	99,334	121,385
Units issued	1,463	1,958	4,006	1,532	4,589	1,084
Units redeemed	38,354	62,433	13,242	7,192	24,286	23,135

Units, end of period	185,841	222,732	62,855	72,091	79,637	99,334

See accompanying notes.

30

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Value Trust Series II		American Asset Allocation Trust Series I		American Asset Allocation Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$6,150	$7,182	$105,319	$125,098	$1,334,852	$1,478,405
Expenses:
Mortality and expense risk and administrative charges	(72,140)	(75,227)	(112,696)	(128,065)	(1,554,323)	(1,550,407)

Net investment income (loss)	(65,990)	(68,045)	(7,377)	(2,967)	(219,471)	(72,002)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	3,126	—	37,605
Net realized gain (loss)	(475,786)	(481,062)	464,077	500,619	(1,304,815)	(2,165,340)

Realized gains (losses)	(475,786)	(481,062)	464,077	503,745	(1,304,815)	(2,127,735)

Unrealized appreciation (depreciation) during the period	294,796	1,274,706	(481,302)	319,058	1,071,819	12,238,742

Net increase (decrease) in contract owners’ equity from operations	(246,980)	725,599	(24,602)	819,836	(452,467)	10,039,005

Changes from principal transactions:
Purchase payments	13,702	78,396	43,819	23,328	1,030,718	1,975,790
Transfers between sub-accounts and the company	(5,094)	(110,692)	(294,370)	(244,059)	(4,502,945)	(1,764,611)
Withdrawals	(744,181)	(415,266)	(1,152,681)	(2,059,425)	(7,131,200)	(3,481,384)
Annual contract fee	(14,330)	(15,644)	(5,479)	(6,446)	(620,550)	(618,942)

Net increase (decrease) in contract owners’ equity from principal transactions	(749,903)	(463,206)	(1,408,711)	(2,286,602)	(11,223,977)	(3,889,147)

Total increase (decrease) in contract owners’ equity	(996,883)	262,393	(1,433,313)	(1,466,766)	(11,676,444)	6,149,858
Contract owners’ equity at beginning of period	4,997,742	4,735,349	8,268,102	9,734,868	107,550,475	101,400,617

Contract owners’ equity at end of period	$4,000,859	$4,997,742	$6,834,789	$8,268,102	$95,874,031	$107,550,475

	2011	2010	2011	2010	2011	2010
Units, beginning of period	272,008	299,688	710,831	924,283	9,291,199	9,657,714
Units issued	29,461	12,618	26,080	40,319	155,491	296,640
Units redeemed	68,656	40,298	146,400	253,771	1,108,081	663,155

Units, end of period	232,813	272,008	590,511	710,831	8,338,609	9,291,199

See accompanying notes.

31

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Blue-Chip Income & Growth Trust Series II		American Blue-Chip Income & Growth Trust Series III		American Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$92,184	$104,336	$9,773	$5,821	$—	$2,171,143
Expenses:
Mortality and expense risk and administrative charges	(134,775)	(145,990)	(4,572)	(1,912)	(1,185,419)	(1,442,690)

Net investment income (loss)	(42,591)	(41,654)	5,201	3,909	(1,185,419)	728,453

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(906,492)	(965,347)	5,734	3,430	501,414	(1,319,168)

Realized gains (losses)	(906,492)	(965,347)	5,734	3,430	501,414	(1,319,168)

Unrealized appreciation (depreciation) during the period	689,336	1,874,262	(22,136)	24,011	3,242,535	4,441,039

Net increase (decrease) in contract owners’ equity from operations	(259,747)	867,261	(11,201)	31,350	2,558,530	3,850,324

Changes from principal transactions:
Purchase payments	39,218	67,466	117,928	208,768	461,121	833,317
Transfers between sub-accounts and the company	(311,948)	(523,530)	105,695	47,956	(90,503,739)	1,370,069
Withdrawals	(1,312,092)	(888,313)	(14,976)	(4,482)	(5,101,580)	(6,129,807)
Annual contract fee	(31,414)	(32,814)	(7,096)	(8,884)	(352,427)	(453,304)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,616,236)	(1,377,191)	201,551	243,358	(95,496,625)	(4,379,725)

Total increase (decrease) in contract owners’ equity	(1,875,983)	(509,930)	190,350	274,708	(92,938,095)	(529,401)
Contract owners’ equity at beginning of period	9,435,469	9,945,399	364,714	90,006	92,938,095	93,467,496

Contract owners’ equity at end of period	$7,559,486	$9,435,469	$555,064	$364,714	$—	$92,938,095

	2011	2010	2011	2010	2011	2010
Units, beginning of period	556,024	645,237	30,505	8,370	6,924,316	7,265,638
Units issued	18,797	28,199	21,536	24,110	252,622	950,022
Units redeemed	115,765	117,412	4,711	1,975	7,176,939	1,291,344

Units, end of period	459,056	556,024	47,330	30,505	—	6,924,316

See accompanying notes.

32

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Bond Trust Series III		American Global Growth Trust Series II		American Global Small Capitalization Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$15,058	$93,016	$123,197	$33,372	$53,936
Expenses:
Mortality and expense risk and administrative charges	(5,489)	(2,700)	(191,875)	(202,427)	(71,962)	(74,325)

Net investment income (loss)	(5,489)	12,358	(98,859)	(79,230)	(38,590)	(20,389)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	15,012
Net realized gain (loss)	26,577	1,770	(394,996)	(569,944)	(3,630)	(477,466)

Realized gains (losses)	26,577	1,770	(394,996)	(569,944)	(3,630)	(462,454)

Unrealized appreciation (depreciation) during the period	5,201	(3,769)	(789,374)	1,896,871	(994,794)	1,381,325

Net increase (decrease) in contract owners’ equity from operations	26,289	10,359	(1,283,229)	1,247,697	(1,037,014)	898,482

Changes from principal transactions:
Purchase payments	199,591	312,824	48,037	145,596	64,713	52,168
Transfers between sub-accounts and the company	(747,632)	98,114	(634,450)	(318,609)	91,363	(222,473)
Withdrawals	(6,622)	(5,114)	(905,152)	(432,525)	(380,919)	(227,481)
Annual contract fee	(9,282)	(13,046)	(68,181)	(73,407)	(24,546)	(25,503)

Net increase (decrease) in contract owners’ equity from principal transactions	(563,945)	392,778	(1,559,746)	(678,945)	(249,389)	(423,289)

Total increase (decrease) in contract owners’ equity	(537,656)	403,137	(2,842,975)	568,752	(1,286,403)	475,193
Contract owners’ equity at beginning of period	537,656	134,519	13,941,723	13,372,971	5,291,796	4,816,603

Contract owners’ equity at end of period	$—	$537,656	$11,098,748	$13,941,723	$4,005,393	$5,291,796

	2011	2010	2011	2010	2011	2010
Units, beginning of period	40,945	10,793	1,145,847	1,203,593	454,695	496,793
Units issued	24,118	32,280	85,136	134,468	64,574	99,026
Units redeemed	65,063	2,128	208,855	192,214	84,537	141,124

Units, end of period	—	40,945	1,022,128	1,145,847	434,732	454,695

See accompanying notes.

33

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Small Capitalization Trust Series III		American Growth Trust Series II		American Growth Trust Series III
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$159	$153	$105,087	$252,241	$2,142	$1,618
Expenses:
Mortality and expense risk and administrative charges	(97)	(80)	(2,040,395)	(2,100,364)	(3,104)	(1,244)

Net investment income (loss)	62	73	(1,935,308)	(1,848,123)	(962)	374

Realized gains (losses) on investments:
Capital gain distributions received	—	31	—	—	—	—
Net realized gain (loss)	256	415	(7,245,731)	(9,696,901)	5,652	3,527

Realized gains (losses)	256	446	(7,245,731)	(9,696,901)	5,652	3,527

Unrealized appreciation (depreciation) during the period	(2,742)	1,436	2,126,472	32,357,393	(24,907)	26,818

Net increase (decrease) in contract owners’ equity from operations	(2,424)	1,955	(7,054,567)	20,812,369	(20,217)	30,719

Changes from principal transactions:
Purchase payments	240	283	641,989	1,104,341	67,755	159,865
Transfers between sub-accounts and the company	4,762	(889)	(262,120)	(8,200,594)	58,905	30,180
Withdrawals	(1,207)	7	(13,330,560)	(9,934,464)	(11,118)	(4,026)
Annual contract fee	(103)	(93)	(537,064)	(571,547)	(4,842)	(6,604)

Net increase (decrease) in contract owners’ equity from principal transactions	3,692	(692)	(13,487,755)	(17,602,264)	110,700	179,415

Total increase (decrease) in contract owners’ equity	1,268	1,263	(20,542,322)	3,210,105	90,483	210,134
Contract owners’ equity at beginning of period	10,304	9,041	137,648,718	134,438,613	254,348	44,214

Contract owners’ equity at end of period	$11,572	$10,304	$117,106,396	$137,648,718	$344,831	$254,348

	2011	2010	2011	2010	2011	2010
Units, beginning of period	822	876	7,522,530	8,519,369	20,995	4,287
Units issued	460	72	485,159	354,258	12,809	18,712
Units redeemed	128	126	1,141,799	1,351,097	3,775	2,004

Units, end of period	1,154	822	6,865,890	7,522,530	30,029	20,995

See accompanying notes.

34

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$82,286	$91,176	$1,160,285	$1,151,008	$2,314	$292
Expenses:
Mortality and expense risk and administrative charges	(119,442)	(131,558)	(1,821,174)	(1,892,756)	(761)	(157)

Net investment income (loss)	(37,156)	(40,382)	(660,889)	(741,748)	1,553	135

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	554,919	388,345	(4,784,669)	(5,437,509)	318	354

Realized gains (losses)	554,919	388,345	(4,784,669)	(5,437,509)	318	354

Unrealized appreciation (depreciation) during the period	(791,901)	393,519	1,653,850	17,322,815	(8,212)	1,648

Net increase (decrease) in contract owners’ equity from operations	(274,138)	741,482	(3,791,708)	11,143,558	(6,341)	2,137

Changes from principal transactions:
Purchase payments	5,885	7,088	545,338	930,531	480	565
Transfers between sub-accounts and the company	(422,298)	(183,311)	(1,959,514)	(2,697,816)	131,153	(3)
Withdrawals	(1,278,132)	(1,173,638)	(12,383,165)	(8,246,110)	—	13
Annual contract fee	(5,468)	(7,063)	(501,156)	(535,398)	(206)	(186)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,700,013)	(1,356,924)	(14,298,497)	(10,548,793)	131,427	389

Total increase (decrease) in contract owners’ equity	(1,974,151)	(615,442)	(18,090,205)	594,765	125,086	2,526
Contract owners’ equity at beginning of period	8,666,179	9,281,621	122,472,507	121,877,742	20,607	18,081

Contract owners’ equity at end of period	$6,692,028	$8,666,179	$104,382,302	$122,472,507	$145,693	$20,607

	2011	2010	2011	2010	2011	2010
Units, beginning of period	504,702	591,841	7,610,502	8,246,370	1,720	1,668
Units issued	11,904	22,668	366,694	535,019	10,858	198
Units redeemed	112,338	109,807	1,206,150	1,170,887	87	146

Units, end of period	404,268	504,702	6,771,046	7,610,502	12,491	1,720

See accompanying notes.

35

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American High-Income Bond Trust Series II		American High-Income Bond Trust Series III		American International Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$380,083	$325,337	$20,411	$18,783	$918,495	$1,121,223
Expenses:
Mortality and expense risk and administrative charges	(80,181)	(70,364)	(2,604)	(2,061)	(1,154,368)	(1,209,951)

Net investment income (loss)	299,902	254,973	17,807	16,722	(235,873)	(88,728)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	184,521	66,413	1,328	931	(5,875,428)	(6,417,280)

Realized gains (losses)	184,521	66,413	1,328	931	(5,875,428)	(6,417,280)

Unrealized appreciation (depreciation) during the period	(438,795)	198,367	(17,340)	10,293	(4,963,323)	10,595,916

Net increase (decrease) in contract owners’ equity from operations	45,628	519,753	1,795	27,946	(11,074,624)	4,089,908

Changes from principal transactions:
Purchase payments	19,377	29,237	9,848	117,799	738,625	624,237
Transfers between sub-accounts and the company	1,024,638	597,631	(1,271)	42,630	4,344,290	457,492
Withdrawals	(969,137)	(313,483)	(14,337)	(6,490)	(6,818,013)	(5,563,584)
Annual contract fee	(18,480)	(18,046)	(2,934)	(5,979)	(307,259)	(329,178)

Net increase (decrease) in contract owners’ equity from principal transactions	56,398	295,339	(8,694)	147,960	(2,042,357)	(4,811,033)

Total increase (decrease) in contract owners’ equity	102,026	815,092	(6,899)	175,906	(13,116,981)	(721,125)
Contract owners’ equity at beginning of period	5,127,047	4,311,955	274,254	98,348	79,176,836	79,897,961

Contract owners’ equity at end of period	$5,229,073	$5,127,047	$267,355	$274,254	$66,059,855	$79,176,836

	2011	2010	2011	2010	2011	2010
Units, beginning of period	375,058	355,648	17,939	7,334	3,470,576	3,654,277
Units issued	174,152	95,403	833	11,995	424,773	396,432
Units redeemed	166,097	75,993	1,439	1,390	428,819	580,133

Units, end of period	383,113	375,058	17,333	17,939	3,466,530	3,470,576

See accompanying notes.

36

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series III		American New World Trust Series II		American New World Trust Series III	Balanced Trust Series I
	2011	2010	2011	2010	2011	2011
Income:
Dividend distributions received	$6,188	$4,129	$67,341	$64,372	$398	$384
Expenses:
Mortality and expense risk and administrative charges	(2,689)	(1,107)	(94,075)	(85,964)	(122)	(123)

Net investment income (loss)	3,499	3,022	(26,734)	(21,592)	276	261

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	124
Net realized gain (loss)	(1,216)	368	299,660	88,012	(9)	(5)

Realized gains (losses)	(1,216)	368	299,660	88,012	(9)	119

Unrealized appreciation (depreciation) during the period	(50,371)	12,971	(1,246,593)	765,905	(3,728)	(1,364)

Net increase (decrease) in contract owners’ equity from operations	(48,088)	16,361	(973,667)	832,325	(3,461)	(984)

Changes from principal transactions:
Purchase payments	78,138	138,614	246,877	54,186	—	—
Transfers between sub-accounts and the company	79,305	34,197	(101,904)	1,348,431	25,203	29,641
Withdrawals	(8,387)	(2,941)	(570,092)	(369,958)	—	—
Annual contract fee	(4,465)	(5,735)	(20,149)	(16,138)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	144,591	164,135	(445,268)	1,016,521	25,203	29,641

Total increase (decrease) in contract owners’ equity	96,503	180,496	(1,418,935)	1,848,846	21,742	28,657
Contract owners’ equity at beginning of period	222,420	41,924	6,674,761	4,825,915	—	—

Contract owners’ equity at end of period	$318,923	$222,420	$5,255,826	$6,674,761	$21,742	$28,657

	2011	2010	2011	2010	2011	2011
Units, beginning of period	18,249	3,655	468,445	390,957	—	—
Units issued	14,764	15,916	162,363	232,483	1,884	1,730
Units redeemed	2,275	1,322	193,630	154,995	—	—

Units, end of period	30,738	18,249	437,178	468,445	1,884	1,730

See accompanying notes.

37

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II		Bond PS Series II	Bond Trust Series I
	2011	2010	2011	2010	2011	2011
Income:
Dividend distributions received	$1,482	$17,700	$—	$9,139	$1,490	$19,859
Expenses:
Mortality and expense risk and administrative charges	(302,896)	(311,084)	(263,116)	(261,705)	(768)	(1,286)

Net investment income (loss)	(301,414)	(293,384)	(263,116)	(252,566)	722	18,573

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	1,120	—
Net realized gain (loss)	1,164,202	507,533	812,400	233,020	(3,846)	(39)

Realized gains (losses)	1,164,202	507,533	812,400	233,020	(2,726)	(39)

Unrealized appreciation (depreciation) during the period	(828,398)	2,620,302	(551,489)	2,312,392	(1,279)	(13,718)

Net increase (decrease) in contract owners’ equity from operations	34,390	2,834,451	(2,205)	2,292,846	(3,283)	4,816

Changes from principal transactions:
Purchase payments	79,063	46,405	75,980	99,627	—	4,930
Transfers between sub-accounts and the company	(441,677)	(460,028)	(219,541)	(106,376)	121,995	829,143
Withdrawals	(3,340,663)	(2,985,508)	(2,273,341)	(1,498,037)	(119)	(10,212)
Annual contract fee	(14,728)	(17,139)	(52,345)	(55,653)	—	(1,900)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,718,005)	(3,416,270)	(2,469,247)	(1,560,439)	121,876	821,961

Total increase (decrease) in contract owners’ equity	(3,683,615)	(581,819)	(2,471,452)	732,407	118,593	826,777
Contract owners’ equity at beginning of period	22,001,609	22,583,428	17,961,914	17,229,507	—	—

Contract owners’ equity at end of period	$18,317,994	$22,001,609	$15,490,462	$17,961,914	$118,593	$826,777

	2011	2010	2011	2010	2011	2011
Units, beginning of period	1,103,152	1,321,971	1,175,177	1,286,919	—	—
Units issued	49,063	34,955	173,734	110,926	73,184	66,660
Units redeemed	238,377	253,774	330,854	222,668	63,831	919

Units, end of period	913,838	1,103,152	1,018,057	1,175,177	9,353	65,741

See accompanying notes.

38

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond Trust Series II	Capital Appreciation Trust Series I		Capital Appreciation Trust Series II
	2011	2011	2010	2011	2010
Income:
Dividend distributions received	$1,865,182	$8,082	$15,436	$2,508	$2,026
Expenses:
Mortality and expense risk and administrative charges	(215,514)	(171,216)	(151,041)	(146,161)	(140,150)

Net investment income (loss)	1,649,668	(163,134)	(135,605)	(143,653)	(138,124)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	2,825	301,441	(20,200)	367,069	16,361

Realized gains (losses)	2,825	301,441	(20,200)	367,069	16,361

Unrealized appreciation (depreciation) during the period	(1,272,962)	(265,665)	1,075,571	(305,923)	944,013

Net increase (decrease) in contract owners’ equity from operations	379,531	(127,358)	919,766	(82,507)	822,250

Changes from principal transactions:
Purchase payments	26,152	45,768	20,270	24,473	48,532
Transfers between sub-accounts and the company	83,204,495	(569,588)	5,849,816	(740,285)	2,187,364
Withdrawals	(1,182,559)	(1,453,157)	(1,475,782)	(1,283,630)	(913,630)
Annual contract fee	(83,753)	(10,009)	(9,428)	(33,058)	(30,226)

Net increase (decrease) in contract owners’ equity from principal transactions	81,964,335	(1,986,986)	4,384,876	(2,032,500)	1,292,040

Total increase (decrease) in contract owners’ equity	82,343,866	(2,114,344)	5,304,642	(2,115,007)	2,114,290
Contract owners’ equity at beginning of period	—	12,339,135	7,034,493	10,381,711	8,267,421

Contract owners’ equity at end of period	$82,343,866	$10,224,791	$12,339,135	$8,266,704	$10,381,711

	2011	2011	2010	2011	2010
Units, beginning of period	—	1,256,921	791,397	687,646	600,894
Units issued	6,672,021	29,503	688,212	37,745	205,355
Units redeemed	115,917	230,333	222,688	166,964	118,603

Units, end of period	6,556,104	1,056,091	1,256,921	558,427	687,646

See accompanying notes.

39

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Value Trust Series II		Core Allocation Plus Trust Series II		Core Allocation Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$252,132	$271,588	$101,296	$79,909	$2,018	$1,275
Expenses:
Mortality and expense risk and administrative charges	(342,328)	(335,556)	(132,183)	(126,458)	(480)	(410)

Net investment income (loss)	(90,196)	(63,968)	(30,887)	(46,549)	1,538	865

Realized gains (losses) on investments:
Capital gain distributions received	317,599	2,350,975	464,557	139,606	385	307
Net realized gain (loss)	782,280	497,306	94,992	44,277	511	16

Realized gains (losses)	1,099,879	2,848,281	559,549	183,883	896	323

Unrealized appreciation (depreciation) during the period	(731,190)	(406,427)	(880,007)	584,863	(3,553)	4,126

Net increase (decrease) in contract owners’ equity from operations	278,493	2,377,886	(351,345)	722,197	(1,119)	5,314

Changes from principal transactions:
Purchase payments	373,386	306,371	141,793	365,150	—	794
Transfers between sub-accounts and the company	(1,365,298)	(1,158,400)	(77,637)	(135,712)	—	8,441
Withdrawals	(683,226)	(711,691)	(177,754)	(165,301)	(4,416)	33
Annual contract fee	(134,227)	(122,068)	(59,491)	(53,296)	(529)	(463)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,809,365)	(1,685,788)	(173,089)	10,841	(4,945)	8,805

Total increase (decrease) in contract owners’ equity	(1,530,872)	692,098	(524,434)	733,038	(6,064)	14,119
Contract owners’ equity at beginning of period	22,084,157	21,392,059	9,097,479	8,364,441	59,434	45,315

Contract owners’ equity at end of period	$20,553,285	$22,084,157	$8,573,045	$9,097,479	$53,370	$59,434

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,706,388	1,848,324	776,549	775,960	3,653	3,065
Units issued	88,562	55,401	17,885	44,211	—	616
Units redeemed	227,060	197,337	32,770	43,622	296	28

Units, end of period	1,567,890	1,706,388	761,664	776,549	3,357	3,653

See accompanying notes.

40

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Allocation Trust Series II		Core Balanced Trust Series I		Core Balanced Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$318,679	$151,678	$635	$3,106	$264,438	$206,708
Expenses:
Mortality and expense risk and administrative charges	(120,614)	(67,331)	(2,184)	(1,559)	(233,590)	(136,967)

Net investment income (loss)	198,065	84,347	(1,549)	1,547	30,848	69,741

Realized gains (losses) on investments:
Capital gain distributions received	62,688	35,578	1,640	566	99,475	38,124
Net realized gain (loss)	96,074	(6,532)	19,813	405	225,249	188,338

Realized gains (losses)	158,762	29,046	21,453	971	324,724	226,462

Unrealized appreciation (depreciation) during the period	(677,935)	422,535	(21,029)	14,794	(513,553)	804,962

Net increase (decrease) in contract owners’ equity from operations	(321,108)	535,928	(1,125)	17,312	(157,981)	1,101,165

Changes from principal transactions:
Purchase payments	1,117,154	2,665,931	6,445	44,544	2,574,580	5,948,409
Transfers between sub-accounts and the company	858,287	1,987,322	(137,113)	13,693	1,311,928	3,224,911
Withdrawals	(435,915)	(39,803)	(13,407)	106	(697,369)	(1,058,885)
Annual contract fee	(57,748)	(24,417)	(2,284)	(2,109)	(106,886)	(43,377)

Net increase (decrease) in contract owners’ equity from principal transactions	1,481,778	4,589,033	(146,359)	56,234	3,082,253	8,071,058

Total increase (decrease) in contract owners’ equity	1,160,670	5,124,961	(147,484)	73,546	2,924,272	9,172,223
Contract owners’ equity at beginning of period	7,737,553	2,612,592	183,696	110,150	13,941,573	4,769,350

Contract owners’ equity at end of period	$8,898,223	$7,737,553	$36,212	$183,696	$16,865,845	$13,941,573

	2011	2010	2011	2010	2011	2010
Units, beginning of period	471,067	173,650	11,234	7,475	839,588	317,395
Units issued	138,041	339,456	6,966	3,846	307,150	610,003
Units redeemed	50,417	42,039	15,972	87	125,354	87,810

Units, end of period	558,691	471,067	2,228	11,234	1,021,384	839,588

See accompanying notes.

41

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Balanced Strategy Trust Series NAV		Core Bond Trust Series II		Core Disciplined Diversification Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$4,982	$5,550	$29,298	$22,531	$304,987	$200,497
Expenses:
Mortality and expense risk and administrative charges	(3,416)	(3,180)	(15,429)	(16,372)	(221,457)	(106,905)

Net investment income (loss)	1,566	2,370	13,869	6,159	83,530	93,592

Realized gains (losses) on investments:
Capital gain distributions received	2,536	276	38,958	8,994	45,659	22,253
Net realized gain (loss)	2,082	64	27,311	25,818	162,119	19,613

Realized gains (losses)	4,618	340	66,269	34,812	207,778	41,866

Unrealized appreciation (depreciation) during the period	(5,235)	16,660	(21,331)	9,694	(902,282)	601,050

Net increase (decrease) in contract owners’ equity from operations	949	19,370	58,807	50,665	(610,974)	736,508

Changes from principal transactions:
Purchase payments	—	180,628	3,120	—	1,615,032	2,783,568
Transfers between sub-accounts and the company	—	(149)	205,170	73,095	1,606,204	4,579,169
Withdrawals	(33,201)	149	(158,437)	(145,277)	(634,498)	(177,117)
Annual contract fee	—	—	(1,176)	(1,106)	(91,092)	(35,707)

Net increase (decrease) in contract owners’ equity from principal transactions	(33,201)	180,628	48,677	(73,288)	2,495,646	7,149,913

Total increase (decrease) in contract owners’ equity	(32,252)	199,998	107,484	(22,623)	1,884,672	7,886,421
Contract owners’ equity at beginning of period	224,898	24,900	900,000	922,623	12,674,828	4,788,407

Contract owners’ equity at end of period	$192,646	$224,898	$1,007,484	$900,000	$14,559,500	$12,674,828

	2011	2010	2011	2010	2011	2010
Units, beginning of period	15,082	1,821	59,094	63,667	745,797	311,316
Units issued	—	13,261	27,563	13,869	239,541	559,785
Units redeemed	2,248	—	24,598	18,442	98,156	125,304

Units, end of period	12,834	15,082	62,059	59,094	887,182	745,797

See accompanying notes.

42

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Fundamental Holdings Trust Series II		Core Fundamental Holdings Trust Series III		Core Global Diversification Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$405,867	$304,622	$681	$368	$425,306	$373,995
Expenses:
Mortality and expense risk and administrative charges	(301,345)	(187,799)	(253)	(57)	(318,109)	(254,574)

Net investment income (loss)	104,522	116,823	428	311	107,197	119,421

Realized gains (losses) on investments:
Capital gain distributions received	26,216	95,406	37	26	154,590	183,624
Net realized gain (loss)	373,126	137,667	411	1	353,819	253,609

Realized gains (losses)	399,342	233,073	448	27	508,409	437,233

Unrealized appreciation (depreciation) during the period	(738,677)	829,710	(956)	253	(1,866,950)	706,838

Net increase (decrease) in contract owners’ equity from operations	(234,813)	1,179,606	(80)	591	(1,251,344)	1,263,492

Changes from principal transactions:
Purchase payments	2,014,733	7,010,260	—	—	2,997,004	6,222,069
Transfers between sub-accounts and the company	717,716	5,469,244	15,295	16,577	(1,021,918)	1,931,544
Withdrawals	(700,563)	(470,403)	(4,330)	73	(1,654,751)	(748,382)
Annual contract fee	(151,273)	(69,764)	(315)	(36)	(141,144)	(93,345)

Net increase (decrease) in contract owners’ equity from principal transactions	1,880,613	11,939,337	10,650	16,614	179,191	7,311,886

Total increase (decrease) in contract owners’ equity	1,645,800	13,118,943	10,570	17,205	(1,072,153)	8,575,378
Contract owners’ equity at beginning of period	20,481,928	7,362,985	19,810	2,605	21,939,663	13,364,285

Contract owners’ equity at end of period	$22,127,728	$20,481,928	$30,380	$19,810	$20,867,510	$21,939,663

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,288,391	500,513	1,253	180	1,353,080	879,791
Units issued	326,096	879,840	952	1,076	320,377	677,122
Units redeemed	210,950	91,962	288	3	318,669	203,833

Units, end of period	1,403,537	1,288,391	1,917	1,253	1,354,788	1,353,080

See accompanying notes.

43

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Global Diversification Trust Series III		Core Strategy Trust Series II		Core Strategy Trust Series NAV
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$4,024	$3,281	$1,111,621	$1,120,569	$9,782	$10,393
Expenses:
Mortality and expense risk and administrative charges	(1,488)	(753)	(845,971)	(806,453)	(5,483)	(5,235)

Net investment income (loss)	2,536	2,528	265,650	314,116	4,299	5,158

Realized gains (losses) on investments:
Capital gain distributions received	1,119	1,130	—	—	—	—
Net realized gain (loss)	1,151	225	(195,064)	(547,333)	11,029	752

Realized gains (losses)	2,270	1,355	(195,064)	(547,333)	11,029	752

Unrealized appreciation (depreciation) during the period	(12,207)	10,674	(874,053)	5,637,128	(18,524)	41,663

Net increase (decrease) in contract owners’ equity from operations	(7,401)	14,557	(803,467)	5,403,911	(3,196)	47,573

Changes from principal transactions:
Purchase payments	6,445	81,250	2,468,770	2,090,541	—	—
Transfers between sub-accounts and the company	21,313	63,547	(938,625)	72,415	—	(302)
Withdrawals	(11,133)	(2,560)	(3,029,648)	(2,130,595)	(44,982)	302
Annual contract fee	(1,761)	(1,598)	(314,048)	(304,403)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	14,864	140,639	(1,813,551)	(272,042)	(44,982)	—

Total increase (decrease) in contract owners’ equity	7,463	155,196	(2,617,018)	5,131,869	(48,178)	47,573
Contract owners’ equity at beginning of period	157,794	2,598	56,653,449	51,521,580	471,587	424,014

Contract owners’ equity at end of period	$165,257	$157,794	$54,036,431	$56,653,449	$423,409	$471,587

	2011	2010	2011	2010	2011	2010
Units, beginning of period	9,813	174	4,192,363	4,216,608	29,704	29,704
Units issued	1,699	9,838	330,198	322,046	—	—
Units redeemed	772	199	461,857	346,291	2,762	—

Units, end of period	10,740	9,813	4,060,704	4,192,363	26,942	29,704

See accompanying notes.

44

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Disciplined Diversification Trust Series II		DWS Equity 500 Index		Equity-Income Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$169,587	$118,598	$53,714	$58,865	$466,762	$526,079
Expenses:
Mortality and expense risk and administrative charges	(127,370)	(122,013)	(65,505)	(62,031)	(396,634)	(414,314)

Net investment income (loss)	42,217	(3,415)	(11,791)	(3,166)	70,128	111,765

Realized gains (losses) on investments:
Capital gain distributions received	38,518	—	—	—	—	—
Net realized gain (loss)	112,161	56,601	13,401	(16,668)	(328,978)	(1,135,250)

Realized gains (losses)	150,679	56,601	13,401	(16,668)	(328,978)	(1,135,250)

Unrealized appreciation (depreciation) during the period	(518,360)	875,240	(1,047)	499,624	(376,947)	4,600,720

Net increase (decrease) in contract owners’ equity from operations	(325,464)	928,426	563	479,790	(635,797)	3,577,235

Changes from principal transactions:
Purchase payments	130,873	227,718	66,582	17,668	122,134	298,944
Transfers between sub-accounts and the company	(193,671)	(214,639)	(163,415)	(16,027)	394,408	(351,562)
Withdrawals	(139,418)	(129,732)	(109,242)	(97,602)	(4,319,460)	(3,691,347)
Annual contract fee	(54,495)	(49,317)	(24,641)	(23,788)	(17,893)	(20,008)

Net increase (decrease) in contract owners’ equity from principal transactions	(256,711)	(165,970)	(230,716)	(119,749)	(3,820,811)	(3,763,973)

Total increase (decrease) in contract owners’ equity	(582,175)	762,456	(230,153)	360,041	(4,456,608)	(186,738)
Contract owners’ equity at beginning of period	8,972,381	8,209,925	4,243,191	3,883,150	29,279,973	29,466,711

Contract owners’ equity at end of period	$8,390,206	$8,972,381	$4,013,038	$4,243,191	$24,823,365	$29,279,973

	2011	2010	2011	2010	2011	2010
Units, beginning of period	703,845	718,555	216,100	222,514	1,009,386	1,176,917
Units issued	18,256	25,181	3,982	5,169	52,635	30,958
Units redeemed	39,014	39,891	15,357	11,583	180,699	198,489

Units, end of period	683,087	703,845	204,725	216,100	881,322	1,009,386

See accompanying notes.

45

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity-Income Trust Series II		Financial Services Trust Series I		Financial Services Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$416,673	$390,292	$9,832	$2,564	$60,179	$5,935
Expenses:
Mortality and expense risk and administrative charges	(399,533)	(371,146)	(11,159)	(13,102)	(66,685)	(68,125)

Net investment income (loss)	17,140	19,146	(1,327)	(10,538)	(6,506)	(62,190)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,044,661)	(1,331,912)	13,214	(70,758)	(269,276)	(388,940)

Realized gains (losses)	(1,044,661)	(1,331,912)	13,214	(70,758)	(269,276)	(388,940)

Unrealized appreciation (depreciation) during the period	42,620	4,245,161	(90,794)	162,166	(193,097)	878,264

Net increase (decrease) in contract owners’ equity from operations	(984,901)	2,932,395	(78,907)	80,870	(468,879)	427,134

Changes from principal transactions:
Purchase payments	158,969	196,878	324	527	16,140	62,055
Transfers between sub-accounts and the company	3,953,106	445,180	(131,490)	(65,336)	(409,477)	79,724
Withdrawals	(3,318,679)	(3,024,727)	(120,222)	(83,842)	(220,192)	(245,218)
Annual contract fee	(73,727)	(70,595)	(897)	(1,066)	(10,446)	(11,657)

Net increase (decrease) in contract owners’ equity from principal transactions	719,669	(2,453,264)	(252,285)	(149,717)	(623,975)	(115,096)

Total increase (decrease) in contract owners’ equity	(265,232)	479,131	(331,192)	(68,847)	(1,092,854)	312,038
Contract owners’ equity at beginning of period	24,674,763	24,195,632	843,150	911,997	4,735,385	4,423,347

Contract owners’ equity at end of period	$24,409,531	$24,674,763	$511,958	$843,150	$3,642,531	$4,735,385

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,619,885	1,793,196	63,011	75,363	337,796	349,051
Units issued	472,615	139,525	4,454	148	60,718	61,475
Units redeemed	454,695	312,836	24,541	12,500	105,496	72,730

Units, end of period	1,637,805	1,619,885	42,924	63,011	293,018	337,796

See accompanying notes.

46

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Founding Allocation Trust Series II		Fundamental All Cap Core Trust Series II (a)		Fundamental Holdings Trust Series II (b)
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$2,324,150	$3,204,051	$58,668	$64,977	$1,041,476	$1,076,241
Expenses:
Mortality and expense risk and administrative charges	(1,371,371)	(1,452,202)	(109,848)	(109,341)	(1,183,179)	(1,175,242)

Net investment income (loss)	952,779	1,751,849	(51,180)	(44,364)	(141,703)	(99,001)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(2,333,503)	(3,814,560)	(372,880)	(574,475)	(655,269)	(1,426,305)

Realized gains (losses)	(2,333,503)	(3,814,560)	(372,880)	(574,475)	(655,269)	(1,426,305)

Unrealized appreciation (depreciation) during the period	(1,183,796)	9,749,649	177,656	1,766,357	(1,271,554)	7,876,526

Net increase (decrease) in contract owners’ equity from operations	(2,564,520)	7,686,938	(246,404)	1,147,518	(2,068,526)	6,351,220

Changes from principal transactions:
Purchase payments	787,833	725,661	50,704	36,073	2,121,867	1,706,186
Transfers between sub-accounts and the company	(4,786,700)	(7,611,794)	(99,880)	(244,255)	(1,363,583)	(3,432,334)
Withdrawals	(4,685,801)	(3,770,762)	(686,733)	(436,933)	(5,573,561)	(2,580,133)
Annual contract fee	(544,364)	(582,727)	(37,698)	(40,292)	(504,758)	(483,179)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,229,032)	(11,239,622)	(773,607)	(685,407)	(5,320,035)	(4,789,460)

Total increase (decrease) in contract owners’ equity	(11,793,552)	(3,552,684)	(1,020,011)	462,111	(7,388,561)	1,561,760
Contract owners’ equity at beginning of period	93,003,433	96,556,117	7,484,420	7,022,309	80,652,138	79,090,378

Contract owners’ equity at end of period	$81,209,881	$93,003,433	$6,464,409	$7,484,420	$73,263,577	$80,652,138

	2011	2010	2011	2010	2011	2010
Units, beginning of period	8,710,530	9,835,744	423,707	466,660	6,973,611	7,421,868
Units issued	91,887	102,482	9,142	17,608	192,371	202,350
Units redeemed	945,763	1,227,696	52,266	60,561	657,893	650,607

Units, end of period	7,856,654	8,710,530	380,583	423,707	6,508,089	6,973,611

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.

See accompanying notes.

47

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series II (c)		Fundamental Value Trust Series I		Fundamental Value Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$16,673	$36,847	$204,584	$314,833	$209,944	$334,231
Expenses:
Mortality and expense risk and administrative charges	(32,990)	(32,605)	(390,504)	(424,302)	(549,900)	(584,609)

Net investment income (loss)	(16,317)	4,242	(185,920)	(109,469)	(339,956)	(250,378)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(167,925)	(205,692)	1,483,107	989,760	(890,045)	(986,394)

Realized gains (losses)	(167,925)	(205,692)	1,483,107	989,760	(890,045)	(986,394)

Unrealized appreciation (depreciation) during the period	174,982	435,673	(2,626,724)	2,225,941	(587,229)	5,297,109

Net increase (decrease) in contract owners’ equity from operations	(9,260)	234,223	(1,329,537)	3,106,232	(1,817,230)	4,060,337

Changes from principal transactions:
Purchase payments	33,301	23,357	142,473	74,225	618,048	281,982
Transfers between sub-accounts and the company	33,154	7,059	(584,987)	(705,775)	(1,320,246)	(1,049,083)
Withdrawals	(229,487)	(246,932)	(4,395,172)	(3,600,178)	(4,436,979)	(3,187,445)
Annual contract fee	(12,887)	(13,173)	(21,403)	(24,748)	(139,004)	(153,083)

Net increase (decrease) in contract owners’ equity from principal transactions	(175,919)	(229,689)	(4,859,089)	(4,256,476)	(5,278,181)	(4,107,629)

Total increase (decrease) in contract owners’ equity	(185,179)	4,534	(6,188,626)	(1,150,244)	(7,095,411)	(47,292)
Contract owners’ equity at beginning of period	2,249,184	2,244,650	29,715,275	30,865,519	38,467,246	38,514,538

Contract owners’ equity at end of period	$2,064,005	$2,249,184	$23,526,649	$29,715,275	$31,371,835	$38,467,246

	2011	2010	2011	2010	2011	2010
Units, beginning of period	164,831	183,307	2,046,036	2,370,649	2,527,288	2,813,343
Units issued	12,776	6,482	25,011	28,063	126,170	117,466
Units redeemed	26,412	24,958	362,154	352,676	467,970	403,521

Units, end of period	151,195	164,831	1,708,893	2,046,036	2,185,488	2,527,288

(c)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.

See accompanying notes.

48

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series II		Global Diversification Trust Series II (d)
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$207,581	$135,050	$1,055,415	$596,392	$839,204	$936,341
Expenses:
Mortality and expense risk and administrative charges	(52,625)	(60,721)	(278,598)	(293,115)	(780,919)	(802,702)

Net investment income (loss)	154,956	74,329	776,817	303,277	58,285	133,639

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	71,622	(280,521)	(743,529)	(765,762)	(507,781)	(1,296,631)

Realized gains (losses)	71,622	(280,521)	(743,529)	(765,762)	(507,781)	(1,296,631)

Unrealized appreciation (depreciation) during the period	32,139	546,718	1,189,077	1,932,844	(3,594,182)	6,378,483

Net increase (decrease) in contract owners’ equity from operations	258,717	340,526	1,222,365	1,470,359	(4,043,678)	5,215,491

Changes from principal transactions:
Purchase payments	51,321	2,278	461,796	220,491	866,120	525,874
Transfers between sub-accounts and the company	(352,468)	178,367	(1,444,272)	(133,527)	(1,565,895)	(4,240,901)
Withdrawals	(624,510)	(811,518)	(2,215,179)	(1,543,929)	(3,585,642)	(1,525,479)
Annual contract fee	(2,748)	(3,314)	(53,687)	(57,673)	(304,079)	(312,070)

Net increase (decrease) in contract owners’ equity from principal transactions	(928,405)	(634,187)	(3,251,342)	(1,514,638)	(4,589,496)	(5,552,576)

Total increase (decrease) in contract owners’ equity	(669,688)	(293,661)	(2,028,977)	(44,279)	(8,633,174)	(337,085)
Contract owners’ equity at beginning of period	3,817,486	4,111,147	18,637,399	18,681,678	54,657,340	54,994,425

Contract owners’ equity at end of period	$3,147,798	$3,817,486	$16,608,422	$18,637,399	$46,024,166	$54,657,340

	2011	2010	2011	2010	2011	2010
Units, beginning of period	130,685	154,685	937,014	1,016,226	4,571,948	5,088,467
Units issued	10,164	23,421	78,223	112,360	113,816	57,681
Units redeemed	44,586	47,421	234,826	191,572	502,867	574,200

Units, end of period	96,263	130,685	780,411	937,014	4,182,897	4,571,948

(d)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

See accompanying notes.

49

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series I		Global Trust Series II		Health Sciences Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$168,855	$138,101	$85,887	$63,718	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(123,656)	(128,838)	(72,268)	(72,708)	(34,750)	(33,561)

Net investment income (loss)	45,199	9,263	13,619	(8,990)	(34,750)	(33,561)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	23,065	—
Net realized gain (loss)	(9,829)	(125,631)	(82,526)	(156,487)	182,304	80,317

Realized gains (losses)	(9,829)	(125,631)	(82,526)	(156,487)	205,369	80,317

Unrealized appreciation (depreciation) during the period	(615,494)	630,250	(274,241)	441,470	12,875	215,280

Net increase (decrease) in contract owners’ equity from operations	(580,124)	513,882	(343,148)	275,993	183,494	262,036

Changes from principal transactions:
Purchase payments	24,439	16,886	76,030	20,514	410	465
Transfers between sub-accounts and the company	(133,501)	(156,575)	29,523	5,074	38,787	(287,898)
Withdrawals	(1,085,054)	(800,647)	(469,536)	(315,294)	(376,566)	(350,470)
Annual contract fee	(6,154)	(7,116)	(21,876)	(23,071)	(2,503)	(2,842)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,200,270)	(947,452)	(385,859)	(312,777)	(339,872)	(640,745)

Total increase (decrease) in contract owners’ equity	(1,780,394)	(433,570)	(729,007)	(36,784)	(156,378)	(378,709)
Contract owners’ equity at beginning of period	9,355,713	9,789,283	5,009,225	5,046,009	2,017,251	2,395,960

Contract owners’ equity at end of period	$7,575,319	$9,355,713	$4,280,218	$5,009,225	$1,860,873	$2,017,251

	2011	2010	2011	2010	2011	2010
Units, beginning of period	361,316	407,879	329,717	351,866	99,428	134,134
Units issued	7,205	6,065	18,016	13,600	21,705	8,019
Units redeemed	54,835	52,628	42,750	35,749	36,976	42,725

Units, end of period	313,686	361,316	304,983	329,717	84,157	99,428

See accompanying notes.

50

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series II		High Income Trust Series II		High Yield Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$—	$43,997	$437,272	$219,327	$1,216,978
Expenses:
Mortality and expense risk and administrative charges	(109,582)	(101,366)	(4,876)	(23,364)	(44,285)	(54,720)

Net investment income (loss)	(109,582)	(101,366)	39,121	413,908	175,042	1,162,258

Realized gains (losses) on investments:
Capital gain distributions received	81,605	—	—	—	—	—
Net realized gain (loss)	349,124	(70,326)	(343,152)	94,080	(410,775)	341,375

Realized gains (losses)	430,729	(70,326)	(343,152)	94,080	(410,775)	341,375

Unrealized appreciation (depreciation) during the period	235,349	1,013,641	285,764	(375,661)	229,094	(1,137,574)

Net increase (decrease) in contract owners’ equity from operations	556,496	841,949	(18,267)	132,327	(6,639)	366,059

Changes from principal transactions:
Purchase payments	20,976	54,888	25,942	8,158	26,485	5,568
Transfers between sub-accounts and the company	(100,792)	99,237	(959,981)	(187,022)	64,998	(104,129)
Withdrawals	(721,187)	(598,100)	(209,853)	(110,663)	(934,533)	(906,018)
Annual contract fee	(25,716)	(23,268)	(568)	(3,865)	(2,398)	(2,986)

Net increase (decrease) in contract owners’ equity from principal transactions	(826,719)	(467,243)	(1,144,460)	(293,392)	(845,448)	(1,007,565)

Total increase (decrease) in contract owners’ equity	(270,223)	374,706	(1,162,727)	(161,065)	(852,087)	(641,506)
Contract owners’ equity at beginning of period	6,838,296	6,463,590	1,162,727	1,323,792	3,254,178	3,895,684

Contract owners’ equity at end of period	$6,568,073	$6,838,296	$—	$1,162,727	$2,402,091	$3,254,178

	2011	2010	2011	2010	2011	2010
Units, beginning of period	320,261	344,715	92,392	115,426	175,856	237,134
Units issued	72,355	54,251	20,693	66,005	29,767	60,220
Units redeemed	108,636	78,705	113,085	89,039	76,604	121,498

Units, end of period	283,980	320,261	—	92,392	129,019	175,856

See accompanying notes.

51

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series II		International Core Trust Series I		International Core Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$600,869	$2,815,510	$44,052	$37,462	$38,632	$27,985
Expenses:
Mortality and expense risk and administrative charges	(114,179)	(123,988)	(29,706)	(31,377)	(27,784)	(27,129)

Net investment income (loss)	486,690	2,691,522	14,346	6,085	10,848	856

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(854,653)	887,862	(149,719)	(218,019)	(226,903)	(291,698)

Realized gains (losses)	(854,653)	887,862	(149,719)	(218,019)	(226,903)	(291,698)

Unrealized appreciation (depreciation) during the period	332,943	(2,808,146)	(79,772)	354,579	2,557	417,526

Net increase (decrease) in contract owners’ equity from operations	(35,020)	771,238	(215,145)	142,645	(213,498)	126,684

Changes from principal transactions:
Purchase payments	63,434	44,651	1,431	1,824	1,880	12,274
Transfers between sub-accounts and the company	758,006	(841,126)	(3,976)	(30,773)	156,095	(97,914)
Withdrawals	(1,468,933)	(1,299,366)	(235,607)	(341,641)	(131,059)	(114,432)
Annual contract fee	(16,370)	(15,109)	(1,358)	(1,545)	(4,588)	(4,731)

Net increase (decrease) in contract owners’ equity from principal transactions	(663,863)	(2,110,950)	(239,510)	(372,135)	22,328	(204,803)

Total increase (decrease) in contract owners’ equity	(698,883)	(1,339,712)	(454,655)	(229,490)	(191,170)	(78,119)
Contract owners’ equity at beginning of period	7,613,577	8,953,289	2,106,797	2,336,287	1,799,690	1,877,809

Contract owners’ equity at end of period	$6,914,694	$7,613,577	$1,652,142	$2,106,797	$1,608,520	$1,799,690

	2011	2010	2011	2010	2011	2010
Units, beginning of period	385,269	508,280	150,783	180,124	111,847	125,956
Units issued	97,407	212,574	4,928	8,678	54,952	24,498
Units redeemed	128,634	335,585	24,075	38,019	54,083	38,607

Units, end of period	354,042	385,269	131,636	150,783	112,716	111,847

See accompanying notes.

52

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Trust A Series I		International Equity Index Trust A Series II		International Equity Index Trust B Series NAV
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$54,789	$44,558	$147,778	$100,928	$84,170	$67,990
Expenses:
Mortality and expense risk and administrative charges	(29,413)	(26,461)	(80,818)	(69,704)	(40,732)	(42,178)

Net investment income (loss)	25,376	18,097	66,960	31,224	43,438	25,812

Realized gains (losses) on investments:
Capital gain distributions received	42,050	617,992	116,336	1,607,576	—	—
Net realized gain (loss)	(277,867)	(284,438)	(325,647)	(648,353)	(136,950)	(159,616)

Realized gains (losses)	(235,817)	333,554	(209,311)	959,223	(136,950)	(159,616)

Unrealized appreciation (depreciation) during the period	(80,090)	(159,414)	(678,405)	(533,972)	(301,711)	401,284

Net increase (decrease) in contract owners’ equity from operations	(290,531)	192,237	(820,756)	456,475	(395,223)	267,480

Changes from principal transactions:
Purchase payments	13,742	13,516	19,296	17,903	8,356	16,788
Transfers between sub-accounts and the company	(116,884)	1,412,741	(216,713)	2,858,859	(40,854)	23,058
Withdrawals	(320,078)	(306,158)	(271,029)	(141,583)	(235,746)	(159,434)
Annual contract fee	(997)	(956)	(18,277)	(18,363)	(13,974)	(15,384)

Net increase (decrease) in contract owners’ equity from principal transactions	(424,217)	1,119,143	(486,723)	2,716,816	(282,218)	(134,972)

Total increase (decrease) in contract owners’ equity	(714,748)	1,311,380	(1,307,479)	3,173,291	(677,441)	132,508
Contract owners’ equity at beginning of period	2,206,181	894,801	5,687,639	2,514,348	2,866,085	2,733,577

Contract owners’ equity at end of period	$1,491,433	$2,206,181	$4,380,160	$5,687,639	$2,188,644	$2,866,085

	2011	2010	2011	2010	2011	2010
Units, beginning of period	115,358	51,358	307,086	145,519	265,456	277,682
Units issued	1,599	92,877	7,975	219,326	10,819	25,467
Units redeemed	24,569	28,877	34,098	57,759	36,855	37,693

Units, end of period	92,388	115,358	280,963	307,086	239,420	265,456

See accompanying notes.

53

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Opportunities Trust Series II		International Small Company Trust Series I		International Small Company Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$20,865	$41,494	$37,934	$74,411	$72,093	$130,537
Expenses:
Mortality and expense risk and administrative charges	(46,639)	(53,610)	(36,355)	(43,417)	(83,040)	(82,081)

Net investment income (loss)	(25,774)	(12,116)	1,579	30,994	(10,947)	48,456

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(144,011)	(509,808)	72,849	6,649	141,141	15,754

Realized gains (losses)	(144,011)	(509,808)	72,849	6,649	141,141	15,754

Unrealized appreciation (depreciation) during the period	(394,623)	912,748	(515,772)	507,564	(1,081,522)	948,123

Net increase (decrease) in contract owners’ equity from operations	(564,408)	390,824	(441,344)	545,207	(951,328)	1,012,333

Changes from principal transactions:
Purchase payments	100,745	12,097	3,454	13,276	85,473	71,828
Transfers between sub-accounts and the company	(348,313)	(264,021)	(193,181)	(118,267)	(236,532)	(372,025)
Withdrawals	(311,061)	(167,287)	(466,983)	(729,071)	(418,844)	(275,521)
Annual contract fee	(6,315)	(7,452)	(2,067)	(3,022)	(14,233)	(14,680)

Net increase (decrease) in contract owners’ equity from principal transactions	(564,944)	(426,663)	(658,777)	(837,084)	(584,136)	(590,398)

Total increase (decrease) in contract owners’ equity	(1,129,352)	(35,839)	(1,100,121)	(291,877)	(1,535,464)	421,935
Contract owners’ equity at beginning of period	3,619,551	3,655,390	3,023,843	3,315,720	5,826,290	5,404,355

Contract owners’ equity at end of period	$2,490,199	$3,619,551	$1,923,722	$3,023,843	$4,290,826	$5,826,290

	2011	2010	2011	2010	2011	2010
Units, beginning of period	234,291	264,723	203,803	270,317	394,175	440,744
Units issued	18,306	48,073	1,662	6,575	40,585	28,244
Units redeemed	57,014	78,505	48,465	73,089	81,806	74,813

Units, end of period	195,583	234,291	157,000	203,803	352,954	394,175

See accompanying notes.

54

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series I		International Value Trust Series II		Investment Quality Bond Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$152,615	$144,534	$299,803	$256,663	$246,910	$344,894
Expenses:
Mortality and expense risk and administrative charges	(101,487)	(114,660)	(220,859)	(233,901)	(92,314)	(106,338)

Net investment income (loss)	51,128	29,874	78,944	22,762	154,596	238,556

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(589,364)	(749,402)	(1,452,098)	(1,463,992)	37,213	(60,341)

Realized gains (losses)	(589,364)	(749,402)	(1,452,098)	(1,463,992)	37,213	(60,341)

Unrealized appreciation (depreciation) during the period	(372,704)	1,125,805	(570,307)	2,332,107	191,676	221,901

Net increase (decrease) in contract owners’ equity from operations	(910,940)	406,277	(1,943,461)	890,877	383,485	400,116

Changes from principal transactions:
Purchase payments	22,957	16,763	44,808	119,859	142,725	165,501
Transfers between sub-accounts and the company	(226,519)	(87,208)	(150,878)	186,248	(35,133)	221,599
Withdrawals	(1,182,803)	(1,244,636)	(1,657,246)	(1,634,543)	(1,209,614)	(1,202,449)
Annual contract fee	(4,830)	(6,143)	(49,298)	(54,256)	(8,506)	(8,492)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,391,195)	(1,321,224)	(1,812,614)	(1,382,692)	(1,110,528)	(823,841)

Total increase (decrease) in contract owners’ equity	(2,302,135)	(914,947)	(3,756,075)	(491,815)	(727,043)	(423,725)
Contract owners’ equity at beginning of period	7,726,084	8,641,031	15,513,374	16,005,189	6,614,026	7,037,751

Contract owners’ equity at end of period	$5,423,949	$7,726,084	$11,757,299	$15,513,374	$5,886,983	$6,614,026

	2011	2010	2011	2010	2011	2010
Units, beginning of period	440,077	524,669	798,580	875,493	262,376	294,959
Units issued	9,636	18,826	39,703	85,576	27,062	42,641
Units redeemed	89,931	103,418	129,869	162,489	67,459	75,224

Units, end of period	359,782	440,077	708,414	798,580	221,979	262,376

See accompanying notes.

55

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series II		Large Cap Trust Series I		Large Cap Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$897,401	$1,268,803	$138,296	$115,917	$13,630	$9,120
Expenses:
Mortality and expense risk and administrative charges	(395,435)	(425,202)	(152,185)	(157,152)	(17,917)	(15,253)

Net investment income (loss)	501,966	843,601	(13,889)	(41,235)	(4,287)	(6,133)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	274,612	137,399	(521,235)	(547,704)	(86,793)	(52,205)

Realized gains (losses)	274,612	137,399	(521,235)	(547,704)	(86,793)	(52,205)

Unrealized appreciation (depreciation) during the period	760,092	499,130	200,040	1,852,759	41,513	175,806

Net increase (decrease) in contract owners’ equity from operations	1,536,670	1,480,130	(335,084)	1,263,820	(49,567)	117,468

Changes from principal transactions:
Purchase payments	105,137	130,824	59,288	14,038	10,110	3,900
Transfers between sub-accounts and the company	(1,099,945)	645,701	(230,558)	(65,220)	105,882	51,168
Withdrawals	(4,648,406)	(2,381,368)	(1,476,370)	(1,011,147)	(125,641)	(22,354)
Annual contract fee	(99,786)	(107,915)	(8,565)	(9,708)	(5,486)	(5,067)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,743,000)	(1,712,758)	(1,656,205)	(1,072,037)	(15,135)	27,647

Total increase (decrease) in contract owners’ equity	(4,206,330)	(232,628)	(1,991,289)	191,783	(64,702)	145,115
Contract owners’ equity at beginning of period	26,939,091	27,171,719	11,493,103	11,301,320	1,160,245	1,015,130

Contract owners’ equity at end of period	$22,732,761	$26,939,091	$9,501,814	$11,493,103	$1,095,543	$1,160,245

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,566,059	1,667,272	859,641	947,965	87,817	85,876
Units issued	116,667	228,279	4,941	6,870	22,852	10,585
Units redeemed	436,368	329,492	128,445	95,194	24,605	8,644

Units, end of period	1,246,358	1,566,059	736,137	859,641	86,064	87,817

See accompanying notes.

56

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Large Cap Value Trust Series I		Large Cap Value Trust Series II		Lifestyle Aggressive Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$4,397	$10,767	$20,944	$41,970	$41,235	$45,412
Expenses:
Mortality and expense risk and administrative charges	(4,817)	(15,888)	(24,056)	(66,862)	(37,738)	(41,024)

Net investment income (loss)	(420)	(5,121)	(3,112)	(24,892)	3,497	4,388

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(117,840)	(211,059)	(589,956)	(385,944)	(71,679)	(446,163)

Realized gains (losses)	(117,840)	(211,059)	(589,956)	(385,944)	(71,679)	(446,163)

Unrealized appreciation (depreciation) during the period	181,705	278,483	919,791	742,350	(127,858)	758,616

Net increase (decrease) in contract owners’ equity from operations	63,445	62,303	326,723	331,514	(196,040)	316,841

Changes from principal transactions:
Purchase payments	127	986	3,547	131,441	23,769	24,177
Transfers between sub-accounts and the company	(927,743)	(157,435)	(4,755,924)	(15,891)	(52,371)	(190,326)
Withdrawals	(61,912)	(99,939)	(182,127)	(324,492)	(148,099)	(629,001)
Annual contract fee	(332)	(1,059)	(7,329)	(16,575)	(3,004)	(3,309)

Net increase (decrease) in contract owners’ equity from principal transactions	(989,860)	(257,447)	(4,941,833)	(225,517)	(179,705)	(798,459)

Total increase (decrease) in contract owners’ equity	(926,415)	(195,144)	(4,615,110)	105,997	(375,745)	(481,618)
Contract owners’ equity at beginning of period	926,415	1,121,559	4,615,110	4,509,113	2,562,023	3,043,641

Contract owners’ equity at end of period	$—	$926,415	$—	$4,615,110	$2,186,278	$2,562,023

	2011	2010	2011	2010	2011	2010
Units, beginning of period	49,718	65,259	249,351	262,996	162,469	221,429
Units issued	3,855	6,422	4,721	32,801	3,029	11,805
Units redeemed	53,573	21,963	254,072	46,446	14,491	70,765

Units, end of period	—	49,718	—	249,351	151,007	162,469

See accompanying notes.

57

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive Trust Series II		Lifestyle Balanced Trust Series I		Lifestyle Balanced Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$455,637	$559,089	$849,294	$697,861	$26,985,159	$22,272,947
Expenses:
Mortality and expense risk and administrative charges	(454,386)	(504,192)	(385,463)	(424,622)	(13,526,599)	(13,319,349)

Net investment income (loss)	1,251	54,897	463,831	273,239	13,458,560	8,953,598

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(2,106,340)	(3,625,448)	(444,982)	(1,671,753)	(16,541,353)	(18,392,184)

Realized gains (losses)	(2,106,340)	(3,625,448)	(444,982)	(1,671,753)	(16,541,353)	(18,392,184)

Unrealized appreciation (depreciation) during the period	(131,884)	8,125,981	(245,743)	3,940,420	(6,074,893)	90,471,045

Net increase (decrease) in contract owners’ equity from operations	(2,236,973)	4,555,430	(226,894)	2,541,906	(9,157,686)	81,032,459

Changes from principal transactions:
Purchase payments	627,449	413,104	57,359	192,809	19,566,433	34,688,684
Transfers between sub-accounts and the company	(2,412,753)	(1,075,283)	1,787,836	(799,512)	(14,505,778)	9,904,899
Withdrawals	(3,696,284)	(3,701,370)	(3,246,734)	(5,579,010)	(67,479,895)	(57,011,407)
Annual contract fee	(141,998)	(158,371)	(42,949)	(31,836)	(4,562,776)	(4,305,274)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,623,586)	(4,521,920)	(1,444,488)	(6,217,549)	(66,982,016)	(16,723,098)

Total increase (decrease) in contract owners’ equity	(7,860,559)	33,510	(1,671,382)	(3,675,643)	(76,139,702)	64,309,361
Contract owners’ equity at beginning of period	34,935,351	34,901,841	26,553,787	30,229,430	910,708,888	846,399,527

Contract owners’ equity at end of period	$27,074,792	$34,935,351	$24,882,405	$26,553,787	$834,569,186	$910,708,888

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,052,754	2,337,815	1,410,143	1,753,765	56,894,217	57,547,943
Units issued	72,456	160,462	198,991	156,250	1,951,870	4,247,183
Units redeemed	402,548	445,523	229,429	499,872	5,915,387	4,900,909

Units, end of period	1,722,662	2,052,754	1,379,705	1,410,143	52,930,700	56,894,217

See accompanying notes.

58

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced PS Series II	Lifestyle Conservative Trust Series I		Lifestyle Conservative Trust Series II		Lifestyle Conservative PS Series II
	2011	2011	2010	2011	2010	2011
Income:
Dividend distributions received	$37,153	$410,077	$292,345	$8,642,974	$5,685,259	$31,049
Expenses:
Mortality and expense risk and administrative charges	(10,740)	(159,631)	(179,668)	(3,381,930)	(3,464,326)	(6,383)

Net investment income (loss)	26,413	250,446	112,677	5,261,044	2,220,933	24,666

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(15,722)	284,157	(112,720)	7,718,644	(1,004,053)	977

Realized gains (losses)	(15,722)	284,157	(112,720)	7,718,644	(1,004,053)	977

Unrealized appreciation (depreciation) during the period	2,396	(262,554)	811,520	(7,574,294)	14,230,745	(2,655)

Net increase (decrease) in contract owners’ equity from operations	13,087	272,049	811,477	5,405,394	15,447,625	22,988

Changes from principal transactions:
Purchase payments	3,451,326	20,198	41,322	7,174,725	13,767,992	2,320,694
Transfers between sub-accounts and the company	(20,444)	382,869	810,679	410,249	25,264,396	(91,914)
Withdrawals	(5,664)	(1,949,383)	(2,132,151)	(24,986,368)	(20,121,162)	(9,615)
Annual contract fee	—	(8,936)	(10,863)	(1,173,974)	(1,107,805)	—

Net increase (decrease) in contract owners’ equity from principal transactions	3,425,218	(1,555,252)	(1,291,013)	(18,575,368)	17,803,421	2,219,165

Total increase (decrease) in contract owners’ equity	3,438,305	(1,283,203)	(479,536)	(13,169,974)	33,251,046	2,242,153
Contract owners’ equity at beginning of period	—	11,142,048	11,621,584	229,081,633	195,830,587	—

Contract owners’ equity at end of period	$3,438,305	$9,858,845	$11,142,048	$215,911,659	$229,081,633	$2,242,153

	2011	2011	2010	2011	2010	2011
Units, beginning of period	—	547,415	617,028	13,932,363	12,691,596	—
Units issued	300,759	82,326	98,678	2,533,792	4,422,431	195,728
Units redeemed	18,780	159,524	168,291	3,560,950	3,181,664	16,971

Units, end of period	281,979	470,217	547,415	12,905,205	13,932,363	178,757

See accompanying notes.

59

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Trust Series I		Lifestyle Growth Trust Series II		Lifestyle Growth PS Series II
	2011	2010	2011	2010	2011
Income:
Dividend distributions received	$469,572	$404,582	$23,521,531	$20,586,742	$64,176
Expenses:
Mortality and expense risk and administrative charges	(263,556)	(265,550)	(14,721,534)	(14,210,727)	(20,985)

Net investment income (loss)	206,016	139,032	8,799,997	6,376,015	43,191

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	(337,029)	(849,392)	(20,494,830)	(26,794,554)	(47,565)

Realized gains (losses)	(337,029)	(849,392)	(20,494,830)	(26,794,554)	(47,565)

Unrealized appreciation (depreciation) during the period	(399,907)	2,536,783	(19,720,157)	118,232,817	93,358

Net increase (decrease) in contract owners’ equity from operations	(530,920)	1,826,423	(31,414,990)	97,814,278	88,984

Changes from principal transactions:
Purchase payments	481,768	758,857	18,167,964	33,337,999	7,065,969
Transfers between sub-accounts and the company	771,933	35,860	(4,122,753)	(1,640,229)	37,472
Withdrawals	(1,966,779)	(2,650,531)	(65,730,443)	(47,342,647)	(8,891)
Annual contract fee	(31,435)	(34,146)	(5,227,000)	(4,938,190)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(744,513)	(1,889,960)	(56,912,232)	(20,583,067)	7,094,550

Total increase (decrease) in contract owners’ equity	(1,275,433)	(63,537)	(88,327,222)	77,231,211	7,183,534
Contract owners’ equity at beginning of period	17,871,210	17,934,747	981,607,196	904,375,985	—

Contract owners’ equity at end of period	$16,595,777	$17,871,210	$893,279,974	$981,607,196	$7,183,534

	2011	2010	2011	2010	2011
Units, beginning of period	1,039,719	1,147,523	63,086,541	64,056,962	—
Units issued	119,276	145,233	2,919,965	4,856,082	675,626
Units redeemed	143,211	253,037	6,392,158	5,826,503	75,203

Units, end of period	1,015,784	1,039,719	59,614,348	63,086,541	600,423

See accompanying notes.

60

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate Trust Series I		Lifestyle Moderate Trust Series II		Lifestyle Moderate PS Series II
	2011	2010	2011	2010	2011
Income:
Dividend distributions received	$409,360	$345,602	$10,938,718	$7,765,954	$25,959
Expenses:
Mortality and expense risk and administrative charges	(194,881)	(212,716)	(4,911,992)	(4,650,149)	(7,099)

Net investment income (loss)	214,479	132,886	6,026,726	3,115,805	18,860

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	(264,677)	(350,878)	(2,788,844)	(4,072,791)	(2,440)

Realized gains (losses)	(264,677)	(350,878)	(2,788,844)	(4,072,791)	(2,440)

Unrealized appreciation (depreciation) during the period	123,936	1,335,132	(1,252,229)	26,496,520	(775)

Net increase (decrease) in contract owners’ equity from operations	73,738	1,117,140	1,985,653	25,539,534	15,645

Changes from principal transactions:
Purchase payments	172,646	144,585	8,418,043	17,732,999	2,048,251
Transfers between sub-accounts and the company	(255,154)	802,638	6,248,664	18,561,452	164,057
Withdrawals	(2,267,067)	(2,466,475)	(25,106,421)	(20,876,029)	(3,247)
Annual contract fee	(7,576)	(8,008)	(1,666,974)	(1,469,867)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(2,357,151)	(1,527,260)	(12,106,688)	13,948,555	2,209,061

Total increase (decrease) in contract owners’ equity	(2,283,413)	(410,120)	(10,121,035)	39,488,089	2,224,706
Contract owners’ equity at beginning of period	13,479,556	13,889,676	324,398,052	284,909,963	—

Contract owners’ equity at end of period	$11,196,143	$13,479,556	$314,277,017	$324,398,052	$2,224,706

	2011	2010	2011	2010	2011
Units, beginning of period	695,933	783,719	20,211,324	19,158,362	—
Units issued	52,237	87,828	1,746,410	3,195,748	185,161
Units redeemed	177,522	175,614	2,403,756	2,142,786	5,130

Units, end of period	570,648	695,933	19,553,978	20,211,324	180,031

See accompanying notes.

61

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series I		Mid Cap Index Trust Series II		Mid Cap Stock Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$9,029	$17,830	$51,329	$91,816	$—	$8
Expenses:
Mortality and expense risk and administrative charges	(24,919)	(25,107)	(175,670)	(174,249)	(144,865)	(152,443)

Net investment income (loss)	(15,890)	(7,277)	(124,341)	(82,433)	(144,865)	(152,435)

Realized gains (losses) on investments:
Capital gain distributions received	37,683	—	269,254	—	—	—
Net realized gain (loss)	101,343	(130,192)	144,187	(646,299)	(222,161)	(603,741)

Realized gains (losses)	139,026	(130,192)	413,441	(646,299)	(222,161)	(603,741)

Unrealized appreciation (depreciation) during the period	(173,517)	480,195	(728,897)	3,051,766	(473,537)	2,673,841

Net increase (decrease) in contract owners’ equity from operations	(50,381)	342,726	(439,797)	2,323,034	(840,563)	1,917,665

Changes from principal transactions:
Purchase payments	527	949	208,859	99,739	61,811	95,957
Transfers between sub-accounts and the company	(244,330)	184,609	(130,311)	(17,297)	(216,844)	(194,531)
Withdrawals	(376,681)	(236,092)	(1,366,255)	(949,067)	(1,706,768)	(1,590,973)
Annual contract fee	(1,236)	(1,493)	(47,599)	(49,550)	(10,756)	(13,314)

Net increase (decrease) in contract owners’ equity from principal transactions	(621,720)	(52,027)	(1,335,306)	(916,175)	(1,872,557)	(1,702,861)

Total increase (decrease) in contract owners’ equity	(672,101)	290,699	(1,775,103)	1,406,859	(2,713,120)	214,804
Contract owners’ equity at beginning of period	1,920,821	1,630,122	11,969,026	10,562,167	10,302,151	10,087,347

Contract owners’ equity at end of period	$1,248,720	$1,920,821	$10,193,923	$11,969,026	$7,589,031	$10,302,151

	2011	2010	2011	2010	2011	2010
Units, beginning of period	89,699	94,682	620,385	677,616	591,585	699,450
Units issued	5,891	30,277	61,603	96,466	35,971	24,695
Units redeemed	34,852	35,260	127,418	153,697	137,530	132,560

Units, end of period	60,738	89,699	554,570	620,385	490,026	591,585

See accompanying notes.

62

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series II		Mid Value Trust Series I		Mid Value Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$—	$23,570	$79,489	$56,185	$221,539
Expenses:
Mortality and expense risk and administrative charges	(257,362)	(248,275)	(58,265)	(63,581)	(177,838)	(194,559)

Net investment income (loss)	(257,362)	(248,275)	(34,695)	15,908	(121,653)	26,980

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	14,426	—	45,322
Net realized gain (loss)	(182,517)	(555,709)	347,468	208,997	995,650	684,730

Realized gains (losses)	(182,517)	(555,709)	347,468	223,423	995,650	730,052

Unrealized appreciation (depreciation) during the period	(1,128,912)	3,916,006	(519,467)	295,396	(1,538,997)	885,273

Net increase (decrease) in contract owners’ equity from operations	(1,568,791)	3,112,022	(206,694)	534,727	(665,000)	1,642,305

Changes from principal transactions:
Purchase payments	76,840	106,950	1,150	960	29,187	80,124
Transfers between sub-accounts and the company	19,030	(671,767)	(150,230)	(91,115)	(666,383)	(281,807)
Withdrawals	(1,771,197)	(1,572,129)	(761,511)	(518,770)	(1,558,912)	(1,499,018)
Annual contract fee	(53,734)	(54,680)	(3,517)	(4,384)	(37,465)	(42,218)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,729,061)	(2,191,626)	(914,108)	(613,309)	(2,233,573)	(1,742,919)

Total increase (decrease) in contract owners’ equity	(3,297,852)	920,396	(1,120,802)	(78,582)	(2,898,573)	(100,614)
Contract owners’ equity at beginning of period	17,115,088	16,194,692	4,084,783	4,163,365	12,804,101	12,904,715

Contract owners’ equity at end of period	$13,817,236	$17,115,088	$2,963,981	$4,084,783	$9,905,528	$12,804,101

	2011	2010	2011	2010	2011	2010
Units, beginning of period	813,035	928,470	237,261	276,616	747,969	859,298
Units issued	230,585	65,213	2,229	3,189	26,050	31,463
Units redeemed	307,108	180,648	55,631	42,544	154,687	142,792

Units, end of period	736,512	813,035	183,859	237,261	619,332	747,969

See accompanying notes.

63

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust Series I		Money Market Trust Series II		Money Market Trust B Series NAV
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$—	$—	$—	$—	$2,509
Expenses:
Mortality and expense risk and administrative charges	(151,503)	(194,916)	(940,096)	(1,200,594)	(52,360)	(79,157)

Net investment income (loss)	(151,503)	(194,916)	(940,096)	(1,200,594)	(52,360)	(76,648)

Realized gains (losses) on investments:
Capital gain distributions received	7,529	135	48,040	793	3,083	—
Net realized gain (loss)	—	—	—	—	—	—

Realized gains (losses)	7,529	135	48,040	793	3,083	—

Unrealized appreciation (depreciation) during the period	—	—	—	—	—	—

Net increase (decrease) in contract owners’ equity from operations	(143,974)	(194,781)	(892,056)	(1,199,801)	(49,277)	(76,648)

Changes from principal transactions:
Purchase payments	757,099	837,582	2,853,170	9,959,577	—	2,100
Transfers between sub-accounts and the company	2,841,268	(9,167,167)	32,216,374	(17,961,509)	453,723	(88,035)
Withdrawals	(4,535,646)	4,396,281	(32,290,081)	(19,083,486)	(1,831,936)	(697,979)
Annual contract fee	(9,536)	(13,403)	(313,066)	(376,425)	(18,268)	(21,746)

Net increase (decrease) in contract owners’ equity from principal transactions	(946,815)	(3,946,707)	2,466,397	(27,461,843)	(1,396,481)	(805,660)

Total increase (decrease) in contract owners’ equity	(1,090,789)	(4,141,488)	1,574,341	(28,661,644)	(1,445,758)	(882,308)
Contract owners’ equity at beginning of period	10,277,716	14,419,204	58,457,292	87,118,936	4,416,639	5,298,947

Contract owners’ equity at end of period	$9,186,927	$10,277,716	$60,031,633	$58,457,292	$2,970,881	$4,416,639

	2011	2010	2011	2010	2011	2010
Units, beginning of period	641,917	908,732	4,659,224	6,838,505	354,292	418,279
Units issued	524,568	507,903	5,298,121	4,333,167	111,129	94,649
Units redeemed	594,664	774,718	5,103,645	6,512,448	223,687	158,636

Units, end of period	571,821	641,917	4,853,700	4,659,224	241,734	354,292

See accompanying notes.

64

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mutual Shares Trust Series I		Natural Resources Trust Series II		PIMCO All Asset
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$5,768	$9,720	$45,772	$59,074	$222,687	$218,530
Expenses:
Mortality and expense risk and administrative charges	(5,217)	(2,212)	(225,809)	(214,563)	(54,132)	(49,758)

Net investment income (loss)	551	7,508	(180,037)	(155,489)	168,555	168,772

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	5,577	2,435	1,500,574	(1,543,370)	18,065	(8,143)

Realized gains (losses)	5,577	2,435	1,500,574	(1,543,370)	18,065	(8,143)

Unrealized appreciation (depreciation) during the period	(19,587)	20,698	(4,647,439)	3,370,023	(176,313)	160,831

Net increase (decrease) in contract owners’ equity from operations	(13,459)	30,641	(3,326,902)	1,671,164	10,307	321,460

Changes from principal transactions:
Purchase payments	132,150	253,906	176,782	98,002	2,520	2,680
Transfers between sub-accounts and the company	87,626	65,778	309,732	207,771	769,667	484,433
Withdrawals	(17,948)	(5,834)	(796,545)	(1,489,128)	(714,719)	(179,436)
Annual contract fee	(8,324)	(10,699)	(38,116)	(33,709)	(9,561)	(7,965)

Net increase (decrease) in contract owners’ equity from principal transactions	193,504	303,151	(348,147)	(1,217,064)	47,907	299,712

Total increase (decrease) in contract owners’ equity	180,045	333,792	(3,675,049)	454,100	58,214	621,172
Contract owners’ equity at beginning of period	431,547	97,755	15,562,436	15,108,336	3,452,509	2,831,337

Contract owners’ equity at end of period	$611,592	$431,547	$11,887,387	$15,562,436	$3,510,723	$3,452,509

	2011	2010	2011	2010	2011	2010
Units, beginning of period	36,991	9,252	436,135	474,644	200,424	182,296
Units issued	22,894	29,132	134,831	114,590	47,232	38,673
Units redeemed	6,450	1,393	149,133	153,099	44,336	20,545

Units, end of period	53,435	36,991	421,833	436,135	203,320	200,424

See accompanying notes.

65

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series II		Real Return Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$39,225	$53,764	$118,024	$157,637	$309,128	$1,107,379
Expenses:
Mortality and expense risk and administrative charges	(43,672)	(45,211)	(153,026)	(152,979)	(135,786)	(162,215)

Net investment income (loss)	(4,447)	8,553	(35,002)	4,658	173,342	945,164

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(133,720)	(436,977)	(267,253)	(1,474,186)	(335,384)	(259,540)

Realized gains (losses)	(133,720)	(436,977)	(267,253)	(1,474,186)	(335,384)	(259,540)

Unrealized appreciation (depreciation) during the period	358,473	1,141,656	922,509	3,743,589	981,138	17,561

Net increase (decrease) in contract owners’ equity from operations	220,306	713,232	620,254	2,274,061	819,096	703,185

Changes from principal transactions:
Purchase payments	1,113	1,071	63,429	30,061	196,242	34,852
Transfers between sub-accounts and the company	(401,521)	(48,231)	(531,063)	(17,355)	(857,208)	282,105
Withdrawals	(314,797)	(414,769)	(1,437,124)	(963,859)	(1,210,773)	(1,642,717)
Annual contract fee	(1,809)	(2,289)	(27,327)	(26,339)	(20,341)	(24,205)

Net increase (decrease) in contract owners’ equity from principal transactions	(717,014)	(464,218)	(1,932,085)	(977,492)	(1,892,080)	(1,349,965)

Total increase (decrease) in contract owners’ equity	(496,708)	249,014	(1,311,831)	1,296,569	(1,072,984)	(646,780)
Contract owners’ equity at beginning of period	3,087,127	2,838,113	10,202,032	8,905,463	9,311,869	9,958,649

Contract owners’ equity at end of period	$2,590,419	$3,087,127	$8,890,201	$10,202,032	$8,238,885	$9,311,869

	2011	2010	2011	2010	2011	2010
Units, beginning of period	101,289	118,763	432,280	474,270	572,059	653,813
Units issued	1,557	7,451	40,000	57,329	99,757	116,489
Units redeemed	24,186	24,925	120,790	99,319	212,198	198,243

Units, end of period	78,660	101,289	351,490	432,280	459,618	572,059

See accompanying notes.

66

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series II		Short Term Government Income Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$5	$—	$—	$212,197	$154,892
Expenses:
Mortality and expense risk and administrative charges	(108,237)	(110,747)	(94,439)	(91,352)	(140,414)	(111,018)

Net investment income (loss)	(108,237)	(110,742)	(94,439)	(91,352)	71,783	43,874

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	22,768	2,625
Net realized gain (loss)	775,940	438,706	622,603	199,524	31,135	29,788

Realized gains (losses)	775,940	438,706	622,603	199,524	53,903	32,413

Unrealized appreciation (depreciation) during the period	(1,234,242)	1,238,098	(990,640)	1,072,386	(6,994)	27,695

Net increase (decrease) in contract owners’ equity from operations	(566,539)	1,566,062	(462,476)	1,180,558	118,692	103,982

Changes from principal transactions:
Purchase payments	60,480	14,390	34,471	56,663	13,137	1,975
Transfers between sub-accounts and the company	(596,848)	9,975	(1,080,512)	286,631	(767,358)	11,665,101
Withdrawals	(1,252,119)	(1,057,599)	(504,650)	(486,069)	(899,939)	(1,505,242)
Annual contract fee	(7,715)	(9,211)	(22,081)	(20,980)	(3,678)	(2,368)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,796,202)	(1,042,445)	(1,572,772)	(163,755)	(1,657,838)	10,159,466

Total increase (decrease) in contract owners’ equity	(2,362,741)	523,617	(2,035,248)	1,016,803	(1,539,146)	10,263,448
Contract owners’ equity at beginning of period	8,333,390	7,809,773	6,815,469	5,798,666	10,263,448	—

Contract owners’ equity at end of period	$5,970,649	$8,333,390	$4,780,221	$6,815,469	$8,724,302	$10,263,448

	2011	2010	2011	2010	2011	2010
Units, beginning of period	649,939	799,316	385,284	402,031	814,226	—
Units issued	21,834	41,110	48,776	111,727	27,615	951,405
Units redeemed	168,641	190,487	133,643	128,474	158,405	137,179

Units, end of period	503,132	649,939	300,417	385,284	683,436	814,226

See accompanying notes.

67

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series II		Small Cap Growth Trust Series I	Small Cap Growth Trust Series II
	2011	2010	2011	2011	2010
Income:
Dividend distributions received	$186,402	$139,500	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(154,671)	(121,667)	(120)	(46,006)	(36,022)

Net investment income (loss)	31,731	17,833	(120)	(46,006)	(36,022)

Realized gains (losses) on investments:
Capital gain distributions received	22,462	2,564	525	69,790	—
Net realized gain (loss)	52,149	45,620	(5)	502,589	95,536

Realized gains (losses)	74,611	48,184	520	572,379	95,536

Unrealized appreciation (depreciation) during the period	(18,427)	7,293	(4,129)	(812,272)	377,758

Net increase (decrease) in contract owners’ equity from operations	87,915	73,310	(3,729)	(285,899)	437,272

Changes from principal transactions:
Purchase payments	89,378	44,718	—	163,936	7,879
Transfers between sub-accounts and the company	(1,525,781)	12,107,819	25,203	433,939	179,620
Withdrawals	(1,864,848)	(652,913)	(10)	(362,570)	(186,778)
Annual contract fee	(17,655)	(15,433)	—	(6,843)	(4,544)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,318,906)	11,484,191	25,193	228,462	(3,823)

Total increase (decrease) in contract owners’ equity	(3,230,991)	11,557,501	21,464	(57,437)	433,449
Contract owners’ equity at beginning of period	11,557,501	—	—	2,591,582	2,158,133

Contract owners’ equity at end of period	$8,326,510	$11,557,501	$21,464	$2,534,145	$2,591,582

	2011	2010	2011	2011	2010
Units, beginning of period	918,610	—	—	148,482	148,541
Units issued	115,655	1,145,731	1,766	88,245	41,615
Units redeemed	378,184	227,121	25	79,035	41,674

Units, end of period	656,081	918,610	1,741	157,692	148,482

See accompanying notes.

68

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$5,871	$3,319	$74,214	$22,531	$1,272	$—
Expenses:
Mortality and expense risk and administrative charges	(9,569)	(10,213)	(124,287)	(123,406)	(22,246)	(22,737)

Net investment income (loss)	(3,698)	(6,894)	(50,073)	(100,875)	(20,974)	(22,737)

Realized gains (losses) on investments:
Capital gain distributions received	2,323	—	33,218	—	—	—
Net realized gain (loss)	(24,864)	(64,309)	(139,141)	(387,937)	98,172	(200,165)

Realized gains (losses)	(22,541)	(64,309)	(105,923)	(387,937)	98,172	(200,165)

Unrealized appreciation (depreciation) during the period	(8,788)	203,420	(323,074)	2,236,079	(138,871)	528,216

Net increase (decrease) in contract owners’ equity from operations	(35,027)	132,217	(479,070)	1,747,267	(61,673)	305,314

Changes from principal transactions:
Purchase payments	3,270	527	80,676	93,719	—	1,200
Transfers between sub-accounts and the company	(89,730)	144,425	(115,060)	(386,240)	(450,548)	294,790
Withdrawals	(160,653)	(136,664)	(662,207)	(556,119)	(225,638)	(139,935)
Annual contract fee	(465)	(504)	(39,354)	(40,654)	(810)	(821)

Net increase (decrease) in contract owners’ equity from principal transactions	(247,578)	7,784	(735,945)	(889,294)	(676,996)	155,234

Total increase (decrease) in contract owners’ equity	(282,605)	140,001	(1,215,015)	857,973	(738,669)	460,548
Contract owners’ equity at beginning of period	732,141	592,140	8,567,580	7,709,607	1,864,355	1,403,807

Contract owners’ equity at end of period	$449,536	$732,141	$7,352,565	$8,567,580	$1,125,686	$1,864,355

	2011	2010	2011	2010	2011	2010
Units, beginning of period	42,319	42,433	477,159	533,669	86,350	83,182
Units issued	1,245	12,660	15,218	23,314	9,803	29,949
Units redeemed	15,966	12,774	56,273	79,824	41,412	26,781

Units, end of period	27,598	42,319	436,104	477,159	54,741	86,350

See accompanying notes.

69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series II		Small Cap Value Trust Series II		Small Company Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$4,021	$—	$23,037	$5,292	$22,267	$58,056
Expenses:
Mortality and expense risk and administrative charges	(99,793)	(76,162)	(53,956)	(51,490)	(63,092)	(66,337)

Net investment income (loss)	(95,772)	(76,162)	(30,919)	(46,198)	(40,825)	(8,281)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(84,185)	(386,959)	269,266	123,025	(165,752)	(409,101)

Realized gains (losses)	(84,185)	(386,959)	269,266	123,025	(165,752)	(409,101)

Unrealized appreciation (depreciation) during the period	(156,985)	1,618,931	(202,122)	629,957	122,621	1,203,325

Net increase (decrease) in contract owners’ equity from operations	(336,942)	1,155,810	36,225	706,784	(83,956)	785,943

Changes from principal transactions:
Purchase payments	42,055	76,815	14,673	44,895	12,362	24,488
Transfers between sub-accounts and the company	1,121,359	84,422	185,439	362,248	(11,087)	(144,474)
Withdrawals	(456,956)	(447,302)	(459,076)	(258,883)	(692,984)	(686,173)
Annual contract fee	(20,778)	(20,022)	(5,167)	(5,031)	(3,409)	(4,343)

Net increase (decrease) in contract owners’ equity from principal transactions	685,680	(306,087)	(264,131)	143,229	(695,118)	(810,502)

Total increase (decrease) in contract owners’ equity	348,738	849,723	(227,906)	850,013	(779,074)	(24,559)
Contract owners’ equity at beginning of period	5,378,218	4,528,495	3,697,409	2,847,396	4,530,268	4,554,827

Contract owners’ equity at end of period	$5,726,956	$5,378,218	$3,469,503	$3,697,409	$3,751,194	$4,530,268

	2011	2010	2011	2010	2011	2010
Units, beginning of period	258,126	278,902	212,689	204,515	179,148	214,933
Units issued	82,759	59,034	136,441	116,669	5,940	6,933
Units redeemed	51,856	79,810	148,239	108,495	32,964	42,718

Units, end of period	289,029	258,126	200,891	212,689	152,124	179,148

See accompanying notes.

70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series II		Smaller Company Growth Trust Series I		Smaller Company Growth Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$43,259	$142,357	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(191,239)	(191,216)	(31,695)	(33,225)	(42,402)	(42,394)

Net investment income (loss)	(147,980)	(48,859)	(31,695)	(33,225)	(42,402)	(42,394)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	34,941	—	42,773
Net realized gain (loss)	(547,859)	(834,981)	155,493	40,915	156,754	48,176

Realized gains (losses)	(547,859)	(834,981)	155,493	75,856	156,754	90,949

Unrealized appreciation (depreciation) during the period	423,382	3,063,165	(301,739)	426,562	(337,359)	547,065

Net increase (decrease) in contract owners’ equity from operations	(272,457)	2,179,325	(177,941)	469,193	(223,007)	595,620

Changes from principal transactions:
Purchase payments	34,139	108,495	2,188	3,832	6,789	43,278
Transfers between sub-accounts and the company	(376,158)	(200,628)	(389,760)	146,819	(335,507)	111,863
Withdrawals	(1,384,383)	(1,267,208)	(257,431)	(277,240)	(239,322)	(169,182)
Annual contract fee	(32,812)	(36,737)	(1,430)	(1,560)	(11,209)	(11,338)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,759,214)	(1,396,078)	(646,433)	(128,149)	(579,249)	(25,379)

Total increase (decrease) in contract owners’ equity	(2,031,671)	783,247	(824,374)	341,044	(802,256)	570,241
Contract owners’ equity at beginning of period	12,957,174	12,173,927	2,651,467	2,310,423	3,213,522	2,643,281

Contract owners’ equity at end of period	$10,925,503	$12,957,174	$1,827,093	$2,651,467	$2,411,266	$3,213,522

	2011	2010	2011	2010	2011	2010
Units, beginning of period	643,617	720,645	163,910	176,005	199,274	201,519
Units issued	86,274	39,786	2,007	17,122	4,334	23,769
Units redeemed	170,022	116,814	42,533	29,217	39,776	26,014

Units, end of period	559,869	643,617	123,384	163,910	163,832	199,274

See accompanying notes.

71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities II		Total Bond Market Trust A Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$661,315	$534,671	$1,145,908	$893,246	$159,203	$34,518
Expenses:
Mortality and expense risk and administrative charges	(98,161)	(16,573)	(180,622)	(49,791)	(44,392)	(10,806)

Net investment income (loss)	563,154	518,098	965,286	843,455	114,811	23,712

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(105,535)	(2,550)	(9,692)	112,595	16,664	18,016

Realized gains (losses)	(105,535)	(2,550)	(9,692)	112,595	16,664	18,016

Unrealized appreciation (depreciation) during the period	(396,685)	(402,188)	(875,572)	(606,973)	25,300	(35,388)

Net increase (decrease) in contract owners’ equity from operations	60,934	113,360	80,022	349,077	156,775	6,340

Changes from principal transactions:
Purchase payments	14,602	404	33,062	3,827	582,388	969,448
Transfers between sub-accounts and the company	(246,086)	7,487,436	97,654	11,094,996	3,863,770	297,012
Withdrawals	(1,455,855)	(241,406)	(2,066,270)	(527,181)	(720,904)	(234,869)
Annual contract fee	(4,539)	(812)	(33,822)	(8,560)	(11,846)	(14,424)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,691,878)	7,245,622	(1,969,376)	10,563,082	3,713,408	1,017,167

Total increase (decrease) in contract owners’ equity	(1,630,944)	7,358,982	(1,889,354)	10,912,159	3,870,183	1,023,507
Contract owners’ equity at beginning of period	7,358,982	—	12,429,624	1,517,465	1,348,037	324,530

Contract owners’ equity at end of period	$5,728,038	$7,358,982	$10,540,270	$12,429,624	$5,218,220	$1,348,037

	2011	2010	2011	2010	2011	2010
Units, beginning of period	400,195	—	686,997	94,813	102,841	23,891
Units issued	10,012	416,819	56,135	640,653	381,019	128,752
Units redeemed	100,765	16,624	162,870	48,469	123,499	49,802

Units, end of period	309,442	400,195	580,262	686,997	360,361	102,841

See accompanying notes.

72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Trust A Series NAV		Total Return Trust Series I		Total Return Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$31,886	$17,143	$710,421	$460,801	$1,273,656	$781,694
Expenses:
Mortality and expense risk and administrative charges	(8,117)	(3,498)	(270,904)	(320,373)	(505,402)	(588,683)

Net investment income (loss)	23,769	13,645	439,517	140,428	768,254	193,011

Realized gains (losses) on investments:
Capital gain distributions received	—	—	637,908	336,232	1,196,673	627,320
Net realized gain (loss)	8,733	1,702	223,994	312,637	339,678	614,402

Realized gains (losses)	8,733	1,702	861,902	648,869	1,536,351	1,241,722

Unrealized appreciation (depreciation) during the period	22,173	(3,350)	(918,158)	396,696	(1,626,491)	680,284

Net increase (decrease) in contract owners’ equity from operations	54,675	11,997	383,261	1,185,993	678,114	2,115,017

Changes from principal transactions:
Purchase payments	239,741	373,278	13,700	20,443	109,267	289,194
Transfers between sub-accounts and the company	68,246	126,786	(727,409)	(108,977)	575,782	477,899
Withdrawals	(19,527)	(7,709)	(2,684,294)	(3,815,516)	(7,155,628)	(5,393,110)
Annual contract fee	(13,457)	(15,901)	(10,741)	(13,348)	(75,472)	(91,301)

Net increase (decrease) in contract owners’ equity from principal transactions	275,003	476,454	(3,408,744)	(3,917,398)	(6,546,051)	(4,717,318)

Total increase (decrease) in contract owners’ equity	329,678	488,451	(3,025,483)	(2,731,405)	(5,867,937)	(2,602,301)
Contract owners’ equity at beginning of period	660,921	172,470	18,678,850	21,410,255	35,301,614	37,903,915

Contract owners’ equity at end of period	$990,599	$660,921	$15,653,367	$18,678,850	$29,433,677	$35,301,614

	2011	2010	2011	2010	2011	2010
Units, beginning of period	48,571	13,287	868,495	1,055,654	1,928,887	2,189,457
Units issued	31,207	38,296	40,183	75,177	153,759	314,544
Units redeemed	11,203	3,012	197,834	262,336	506,343	575,114

Units, end of period	68,575	48,571	710,844	868,495	1,576,303	1,928,887

See accompanying notes.

73

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series I
	2011	2010	2011	2010	2011
Income:
Dividend distributions received	$5,351	$6,276	$78,552	$85,596	$278
Expenses:
Mortality and expense risk and administrative charges	(7,204)	(8,156)	(123,170)	(125,825)	(85)

Net investment income (loss)	(1,853)	(1,880)	(44,618)	(40,229)	193

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	1,921	(3,721)	(82,381)	(263,375)	—

Realized gains (losses)	1,921	(3,721)	(82,381)	(263,375)	—

Unrealized appreciation (depreciation) during the period	(5,699)	79,880	30,312	1,414,768	(299)

Net increase (decrease) in contract owners’ equity from operations	(5,631)	74,279	(96,687)	1,111,164	(106)

Changes from principal transactions:
Purchase payments	1,538	2,776	39,484	24,578	—
Transfers between sub-accounts and the company	(29,471)	(22,934)	(262,238)	(194,409)	19,760
Withdrawals	(46,495)	(121,349)	(716,793)	(819,655)	—
Annual contract fee	(566)	(670)	(37,015)	(38,845)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(74,994)	(142,177)	(976,562)	(1,028,331)	19,760

Total increase (decrease) in contract owners’ equity	(80,625)	(67,898)	(1,073,249)	82,833	19,654
Contract owners’ equity at beginning of period	496,079	563,977	8,253,083	8,170,250	—

Contract owners’ equity at end of period	$415,454	$496,079	$7,179,834	$8,253,083	$19,654

	2011	2010	2011	2010	2011
Units, beginning of period	41,604	54,556	528,320	602,567	—
Units issued	3,680	5,915	6,223	14,603	1,586
Units redeemed	10,007	18,867	68,420	88,850	—

Units, end of period	35,277	41,604	466,123	528,320	1,586

See accompanying notes.

74

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series II		Utilities Trust Series I		Utilities Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$65,470	$8,907	$69,975	$46,409	$173,550	$107,429
Expenses:
Mortality and expense risk and administrative charges	(43,422)	(4,026)	(32,011)	(32,968)	(82,125)	(80,546)

Net investment income (loss)	22,048	4,881	37,964	13,441	91,425	26,883

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(9,649)	(10)	99,414	(194,180)	(232,899)	(458,534)

Realized gains (losses)	(9,649)	(10)	99,414	(194,180)	(232,899)	(458,534)

Unrealized appreciation (depreciation) during the period	(61,297)	(8,989)	(53,287)	382,561	387,107	971,366

Net increase (decrease) in contract owners’ equity from operations	(48,898)	(4,118)	84,091	201,822	245,633	539,715

Changes from principal transactions:
Purchase payments	1,787,766	16,542	18,236	19,677	12,803	27,658
Transfers between sub-accounts and the company	5,375,112	981,727	(94,211)	(474,824)	(202,997)	(280,239)
Withdrawals	(2,625,742)	16,439	(213,471)	(299,592)	(500,376)	(447,249)
Annual contract fee	(7,162)	(355)	(1,996)	(2,177)	(10,298)	(11,121)

Net increase (decrease) in contract owners’ equity from principal transactions	4,529,974	1,014,353	(291,442)	(756,916)	(700,868)	(710,951)

Total increase (decrease) in contract owners’ equity	4,481,076	1,010,235	(207,351)	(555,094)	(455,235)	(171,236)
Contract owners’ equity at beginning of period	1,010,235	—	2,093,451	2,648,545	5,250,537	5,421,773

Contract owners’ equity at end of period	$5,491,311	$1,010,235	$1,886,100	$2,093,451	$4,795,302	$5,250,537

	2011	2010	2011	2010	2011	2010
Units, beginning of period	81,420	—	107,466	152,666	178,376	205,704
Units issued	890,114	83,875	26,384	17,223	14,381	14,926
Units redeemed	523,247	2,455	41,562	62,423	37,551	42,254

Units, end of period	448,287	81,420	92,288	107,466	155,206	178,376

See accompanying notes.

75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Value Trust Series I		Value Trust Series II
	2011	2010	2011	2010
Income:
Dividend distributions received	$48,176	$46,517	$30,662	$27,741
Expenses:
Mortality and expense risk and administrative charges	(68,799)	(71,184)	(56,398)	(55,691)

Net investment income (loss)	(20,623)	(24,667)	(25,736)	(27,950)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—
Net realized gain (loss)	(211,091)	(352,397)	(167,219)	(281,011)

Realized gains (losses)	(211,091)	(352,397)	(167,219)	(281,011)

Unrealized appreciation (depreciation) during the period	217,950	1,256,800	167,537	957,419

Net increase (decrease) in contract owners’ equity from operations	(13,764)	879,736	(25,418)	648,458

Changes from principal transactions:
Purchase payments	24,273	42,676	14,995	19,393
Transfers between sub-accounts and the company	(131,657)	9,362	(131,928)	13,532
Withdrawals	(610,020)	(695,662)	(385,130)	(244,997)
Annual contract fee	(2,671)	(3,137)	(7,978)	(8,586)

Net increase (decrease) in contract owners’ equity from principal transactions	(720,075)	(646,761)	(510,041)	(220,658)

Total increase (decrease) in contract owners’ equity	(733,839)	232,975	(535,459)	427,800
Contract owners’ equity at beginning of period	4,974,132	4,741,157	3,771,557	3,343,757

Contract owners’ equity at end of period	$4,240,293	$4,974,132	$3,236,098	$3,771,557

	2011	2010	2011	2010
Units, beginning of period	180,985	207,725	201,675	213,686
Units issued	4,544	7,608	19,797	27,954
Units redeemed	30,786	34,348	46,079	39,965

Units, end of period	154,743	180,985	175,393	201,675

See accompanying notes.

76

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

1.	Organization

John Hancock Life Insurance Company of New York, Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Company established the Account on July 22, 1992 as a separate account under New York law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 142 sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 2 sub-accounts that are invested in portfolios of other Outside Trusts (the “Outside Trusts”). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products: Venture, Vantage, Vision, Venture III, Venture IV, Venture VII, Venture Opportunities, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940.

Sub-accounts closed or opened in 2011 are as follows:

Sub-accounts Closed	2011
American Bond Trust Series II	10/28/2011
American Bond Trust Series III	10/28/2011
High Income Trust Series II	4/29/2011
Large Cap Value Trust Series I	4/29/2011
Large Cap Value Trust Series II	4/29/2011

Sub-accounts Opened	2011
American New World Trust Series III	3/1/2011
Balanced Trust Series I	4/1/2011
Bond PS Series II	6/20/2011
Bond Trust Series I	10/28/2011
Bond Trust Series II	10/28/2011
Lifestyle Balanced PS Series II	6/20/2011
Lifestyle Conservative PS Series II	6/20/2011
Lifestyle Growth PS Series II	6/20/2011
Lifestyle Moderate PS Series II	6/20/2011
Small Cap Growth Trust Series I	4/1/2011
Ultra Short Term Bond Trust Series I	4/1/2011

77

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

1.	Organization — (continued)

As of a result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Optimized All Cap Trust Series II	Fundamental All Cap Core Trust Series II	10/31/2011
American Fundamental Holdings Trust Series II	Fundamental Holdings Trust Series II	10/1/2011
Optimized Value Trust Series II	Fundamental Large Cap Value Trust Series II	10/31/2011
American Global Diversification Trust Series II	Global Diversification Trust Series II	10/1/2011

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust and of the Outside Trusts are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Expenses

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2011.

78

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2011, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by JHUSA, serves as investment adviser for the Trust.

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a portfolio of the Trust and the Outside Trusts were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2011.

79

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

5.	Fair Value Measurements — (continued)

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2011.

Mutual Funds
Level 1	$3,943,323,173
Level 2	—
Level 3	—

$3,943,323,173

As of December 31, 2011, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. During the year ended December 31, 2011, there were no significant transfers in or out of Level 1, Level 2 or Level 3.

80

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2011 were as follows:

	Details of Investments
	Purchases	Sales
Sub-account
500 Index Trust B Series NAV	$220,015	$660,521
500 Index Trust Series I	221,877	677,694
500 Index Trust Series II	505,433	2,053,052
500 Index Trust Series NAV	582,702	173,671
Active Bond Trust Series I	287,160	979,132
Active Bond Trust Series II	4,358,740	12,311,921
All Cap Core Trust Series I	49,448	642,185
All Cap Core Trust Series II	73,315	217,217
All Cap Value Trust Series I	81,850	431,101
All Cap Value Trust Series II	492,603	1,308,496
American Asset Allocation Trust Series I	410,263	1,826,352
American Asset Allocation Trust Series II	3,013,546	14,456,993
American Blue-Chip Income & Growth Trust Series II	388,737	2,047,564
American Blue-Chip Income & Growth Trust Series III	264,616	57,863
American Bond Trust Series II	3,348,913	100,030,958
American Bond Trust Series III	321,136	890,570
American Global Growth Trust Series II	1,006,538	2,665,144
American Global Small Capitalization Trust Series II	680,607	968,586
American Global Small Capitalization Trust Series III	5,119	1,366
American Growth Trust Series II	7,757,438	23,180,501
American Growth Trust Series III	156,277	46,540
American Growth-Income Trust Series I	280,336	2,017,504
American Growth-Income Trust Series II	6,163,171	21,122,559
American Growth-Income Trust Series III	134,612	1,632
American High-Income Bond Trust Series II	2,719,148	2,362,848
American High-Income Bond Trust Series III	32,973	23,861
American International Trust Series II	8,682,527	10,960,757
American International Trust Series III	174,737	26,646
American New World Trust Series II	2,263,109	2,735,110
American New World Trust Series III	25,600	122
Balanced Trust Series I	30,148	123
Blue Chip Growth Trust Series I	836,676	4,856,096
Blue Chip Growth Trust Series II	2,547,162	5,279,524
Bond PS Series II	931,028	807,309
Bond Trust Series I	852,789	12,255
Bond Trust Series II	85,265,214	1,651,211
Capital Appreciation Trust Series I	311,477	2,461,596
Capital Appreciation Trust Series II	567,430	2,743,584
Capital Appreciation Value Trust Series II	1,721,238	3,303,199
Core Allocation Plus Trust Series II	767,787	507,207
Core Allocation Trust Series I	2,403	5,425
Core Allocation Trust Series II	2,675,995	933,466
Core Balanced Trust Series I	118,692	264,960
Core Balanced Trust Series II	5,485,266	2,272,690
Core Balanced Strategy Trust Series NAV	7,518	36,618
Core Bond Trust Series II	507,751	406,248
Core Disciplined Diversification Trust Series II	4,455,337	1,830,502
Core Fundamental Holdings Trust Series II	5,591,705	3,580,351
Core Fundamental Holdings Trust Series III	16,014	4,898
Core Global Diversification Trust Series II	5,760,364	5,319,386
Core Global Diversification Trust Series III	32,546	14,027
Core Strategy Trust Series II	5,577,593	7,125,494
Core Strategy Trust Series NAV	9,782	50,465

81

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments — (continued)

	Details of Investments
	Purchases	Sales
Sub-account
Disciplined Diversification Trust Series II	$432,995	$608,971
DWS Equity 500 Index	132,209	374,716
Equity-Income Trust Series I	1,770,610	5,521,293
Equity-Income Trust Series II	7,666,303	6,929,496
Financial Services Trust Series I	70,830	324,442
Financial Services Trust Series II	719,640	1,350,121
Founding Allocation Trust Series II	3,210,784	11,487,038
Fundamental All Cap Core Trust Series II (a)	211,863	1,036,650
Fundamental Holdings Trust Series II (b)	3,164,537	8,626,275
Fundamental Large Cap Value Trust Series II (c)	195,679	387,915
Fundamental Value Trust Series I	529,206	5,574,216
Fundamental Value Trust Series II	2,002,659	7,620,796
Global Bond Trust Series I	511,528	1,284,977
Global Bond Trust Series II	2,664,618	5,139,141
Global Diversification Trust Series II (d)	2,079,161	6,610,372
Global Trust Series I	295,637	1,450,707
Global Trust Series II	359,750	731,991
Health Sciences Trust Series I	499,032	850,588
Health Sciences Trust Series II	1,854,729	2,709,425
High Income Trust Series II	303,758	1,409,097
High Yield Trust Series I	759,482	1,429,887
High Yield Trust Series II	2,538,999	2,716,170
International Core Trust Series I	102,804	327,968
International Core Trust Series II	796,200	763,024
International Equity Index Trust A Series I	124,237	481,127
International Equity Index Trust A Series II	386,886	690,311
International Equity Index Trust B Series NAV	181,735	420,515
International Opportunities Trust Series II	294,530	885,248
International Small Company Trust Series I	59,871	717,069
International Small Company Trust Series II	645,120	1,240,202
International Value Trust Series I	301,760	1,641,827
International Value Trust Series II	946,154	2,679,824
Investment Quality Bond Trust Series I	835,621	1,791,503
Investment Quality Bond Trust Series II	2,945,477	8,186,511
Large Cap Trust Series I	200,650	1,870,744
Large Cap Trust Series II	326,361	345,784
Large Cap Value Trust Series I	78,860	1,069,140
Large Cap Value Trust Series II	108,859	5,053,806
Lifestyle Aggressive Trust Series I	85,834	262,042
Lifestyle Aggressive Trust Series II	1,638,686	7,261,021
Lifestyle Balanced Trust Series I	3,708,517	4,689,173
Lifestyle Balanced Trust Series II	54,225,748	107,749,205
Lifestyle Balanced PS Series II	3,680,564	228,933
Lifestyle Conservative Trust Series I	1,946,567	3,251,372
Lifestyle Conservative Trust Series II	49,558,527	62,872,852
Lifestyle Conservative PS Series II	2,458,952	215,121
Lifestyle Growth Trust Series I	2,114,074	2,652,571
Lifestyle Growth Trust Series II	63,621,458	111,733,692

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.
(c)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.
(d)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

82

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments — (continued)

	Details of Investments
	Purchases	Sales
Sub-account
Lifestyle Growth PS Series II	$7,905,394	$767,654
Lifestyle Moderate Trust Series I	1,372,493	3,515,166
Lifestyle Moderate Trust Series II	37,474,436	43,554,398
Lifestyle Moderate PS Series II	2,293,199	65,278
Mid Cap Index Trust Series I	176,940	776,867
Mid Cap Index Trust Series II	1,500,843	2,691,237
Mid Cap Stock Trust Series I	592,878	2,610,301
Mid Cap Stock Trust Series II	3,803,562	5,789,984
Mid Value Trust Series I	56,864	1,005,668
Mid Value Trust Series II	469,559	2,824,785
Money Market Trust Series I	7,865,945	8,956,733
Money Market Trust Series II	65,333,120	63,758,778
Money Market Trust B Series NAV	1,383,787	2,829,545
Mutual Shares Trust Series I	270,921	76,866
Natural Resources Trust Series II	5,241,373	5,769,557
PIMCO All Asset	1,049,234	832,772
Real Estate Securities Trust Series I	89,864	811,326
Real Estate Securities Trust Series II	1,198,345	3,165,432
Real Return Bond Trust Series II	2,024,373	3,743,110
Science & Technology Trust Series I	328,291	2,232,731
Science & Technology Trust Series II	860,415	2,527,624
Short Term Government Income Trust Series I	581,862	2,145,148
Short Term Government Income Trust Series II	1,665,049	4,929,761
Small Cap Growth Trust Series I	26,097	499
Small Cap Growth Trust Series II	1,859,015	1,606,770
Small Cap Index Trust Series I	29,803	278,756
Small Cap Index Trust Series II	358,463	1,111,263
Small Cap Opportunities Trust Series I	226,525	924,495
Small Cap Opportunities Trust Series II	1,737,313	1,147,406
Small Cap Value Trust Series II	2,101,609	2,396,661
Small Company Value Trust Series I	173,415	909,358
Small Company Value Trust Series II	1,363,327	3,270,521
Smaller Company Growth Trust Series I	29,425	707,552
Smaller Company Growth Trust Series II	60,729	682,380
Strategic Income Opportunities Trust Series I	844,253	1,972,978
Strategic Income Opportunities Trust Series II	2,159,724	3,163,813
Total Bond Market Trust A Series II	465,008	166,235
Total Bond Market Trust A Series NAV	5,577,285	1,749,066
Total Return Trust Series I	2,212,207	4,543,525
Total Return Trust Series II	5,270,557	9,851,682
Total Stock Market Index Trust Series I	49,525	126,372
Total Stock Market Index Trust Series II	171,974	1,193,155
Ultra Short Term Bond Trust Series I	20,038	85
Ultra Short Term Bond Trust Series II	11,046,226	6,494,205
Utilities Trust Series I	624,377	877,856
Utilities Trust Series II	628,237	1,237,679
Value Trust Series I	170,953	911,651
Value Trust Series II	422,492	958,270

83

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
500 Index Trust B Series NAV	2011	555	$10.75 to $10.53	$5,928	1.85% to 1.40%	1.75%	0.45% to 0.00%
	2010	597	10.71 to 10.53	6,361	1.85 to 1.40	1.75	13.26 to 12.76
	2009	642	9.45 to 9.34	6,043	1.85 to 1.40	2.23	24.59 to 24.03
	2008	669	7.59 to 7.53	5,063	1.85 to 1.40	2.08	(38.07) to (38.35)
	2007	757	12.25 to 12.21	9,257	1.85 to 1.40	1.23	(2.01) to (2.30)

500 Index Trust Series I	2011	201	10.66 to 10.54	2,127	1.75 to 1.40	1.37	0.16 to (0.19)
	2010	244	10.64 to 10.56	2,586	1.75 to 1.40	1.36	12.99 to 12.59
	2009	289	9.42 to 9.38	2,708	1.75 to 1.40	1.53	23.99 to 23.56
	2008	464	7.60 to 7.59	3,518	1.75 to 1.40	0.66	(38.08) to (38.30)
	2007	623	12.31 to 12.27	7,643	1.75 to 1.40	2.41	3.43 to 3.07

500 Index Trust Series II	2011	644	14.49 to 13.87	9,130	1.85 to 1.40	1.27	(0.03) to (0.48)
	2010	750	14.49 to 13.94	10,648	1.85 to 1.40	1.19	12.70 to 12.19
	2009	811	12.86 to 12.42	10,215	1.85 to 1.40	1.48	23.84 to 23.29
	2008	940	10.38 to 10.08	9,531	1.85 to 1.40	0.46	(38.27) to (38.55)
	2007	1,081	16.82 to 16.40	17,780	1.85 to 1.40	1.93	3.26 to 2.80

500 Index Trust Series NAV	2011	77	17.73 to 17.38	1,355	1.55 to 0.80	1.83	0.84 to 0.09
	2010	55	17.58 to 17.36	958	1.55 to 0.80	2.19	13.73 to 12.88
	2009	15	15.46 to 15.38	228	1.55 to 0.80	2.98	23.67 to 23.06

Active Bond Trust Series I	2011	205	16.90 to 16.51	3,434	1.75 to 1.40	5.08	4.34 to 3.98
	2010	255	16.20 to 15.88	4,099	1.75 to 1.40	7.01	12.27 to 11.87
	2009	336	14.43 to 14.19	4,801	1.75 to 1.40	6.94	23.07 to 22.64
	2008	409	11.72 to 11.57	4,759	1.75 to 1.40	5.02	(11.78) to (12.09)
	2007	538	13.29 to 13.17	7,114	1.75 to 1.40	8.45	2.59 to 2.23

Active Bond Trust Series II	2011	2,441	16.69 to 16.20	40,172	1.85 to 1.40	4.68	4.23 to 3.76
	2010	3,013	16.01 to 15.61	47,666	1.85 to 1.40	6.99	12.13 to 11.62
	2009	3,309	14.28 to 13.98	46,780	1.85 to 1.40	7.26	22.65 to 22.10
	2008	3,430	11.64 to 11.45	39,615	1.85 to 1.40	4.80	(11.90) to (12.29)
	2007	5,138	13.22 to 13.06	67,505	1.85 to 1.40	8.02	1.87 to 0.87

All Cap Core Trust Series I	2011	186	17.55 to 7.63	2,861	1.75 to 1.40	0.95	(0.98) to (1.33)
	2010	223	17.73 to 7.73	3,461	1.75 to 1.40	0.99	11.47 to 11.08
	2009	283	15.90 to 6.96	3,792	1.75 to 1.40	1.60	26.68 to 26.24
	2008	330	12.55 to 5.51	3,536	1.75 to 1.40	1.59	(40.47) to (40.68)
	2007	397	21.09 to 9.29	7,207	1.75 to 1.40	1.38	1.23 to 0.87

All Cap Core Trust Series II	2011	63	15.78 to 15.11	962	1.85 to 1.40	0.77	(1.25) to (1.69)
	2010	72	15.98 to 15.37	1,116	1.85 to 1.40	0.82	11.25 to 10.75
	2009	78	14.37 to 13.88	1,083	1.85 to 1.40	1.39	26.48 to 25.91
	2008	86	11.36 to 11.03	948	1.85 to 1.40	1.30	(40.59) to (40.86)
	2007	128	19.12 to 18.64	2,391	1.85 to 1.40	0.80	0.53 to (4.85)

All Cap Value Trust Series I	2011	80	16.13 to 13.09	1,303	1.75 to 0.80	0.31	(4.96) to (5.86)
	2010	99	17.13 to 13.78	1,725	1.75 to 0.80	0.35	17.41 to 16.3
	2009	121	14.73 to 11.73	1,807	1.75 to 0.80	0.53	24.41 to 20.78
	2008	141	12.16 to 11.84	1,689	1.75 to 1.40	0.73	(29.78) to (30.02)
	2007	211	17.32 to 16.92	3,593	1.75 to 1.40	1.74	6.81 to 6.44

All Cap Value Trust Series II	2011	233	17.92 to 17.16	4,001	1.85 to 1.40	0.14	(5.73) to (6.16)
	2010	272	19.01 to 18.28	4,998	1.85 to 1.40	0.15	16.49 to 15.97
	2009	300	16.31 to 15.76	4,735	1.85 to 1.40	0.31	24.65 to 24.09
	2008	348	13.09 to 12.70	4,414	1.85 to 1.40	0.54	(29.86) to (30.18)
	2007	426	18.66 to 18.19	7,724	1.85 to 1.40	1.35	6.53 to 6.05

84

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
American Asset Allocation Trust Series I	2011	591	$11.60 to $11.41	$6,835	1.75% to 1.40%	1.38%	(0.49)% to (0.83)%
	2010	711	11.65 to 11.50	8,268	1.75 to 1.40	1.46	10.50 to 10.11
	2009	924	10.55 to 10.45	9,735	1.75 to 1.40	1.86	20.11 to 19.83

American Asset Allocation Trust Series II	2011	8,339	11.69 to 11.29	95,874	1.90 to 1.15	1.31	(0.30) to (1.04)
	2010	9,291	11.73 to 11.41	107,550	1.90 to 1.15	1.46	10.62 to 9.80
	2009	9,658	10.60 to 10.39	101,401	1.90 to 1.15	2.03	21.86 to 20.95
	2008	7,029	8.70 to 8.59	60,763	1.90 to 1.15	3.04	(30.64) to (31.16)
	2007	3,023	12.54 to 12.48	37,906	1.90 to 1.15	3.76	0.34 to (0.16)

American Blue-Chip Income & Growth Trust Series II	2011	459	16.71 to 16.07	7,559	1.85 to 1.40	1.07	(2.81) to (3.25)
	2010	556	17.19 to 16.61	9,435	1.85 to 1.40	1.12	10.20 to 9.70
	2009	645	15.60 to 15.14	9,945	1.85 to 1.40	1.38	25.36 to 24.80
	2008	764	12.44 to 12.13	9,405	1.85 to 1.40	3.95	(37.64) to (37.93)
	2007	880	19.96 to 19.54	17,405	1.85 to 1.40	2.09	0.06 to (0.39)

American Blue Chip Income & Growth Trust Series III	2011	47	11.80 to 11.46	555	1.55 to 0.80	2.02	(1.74) to (2.47)
	2010	31	12.01 to 11.75	365	1.55 to 0.80	2.76	11.39 to 10.56
	2009	8	10.78 to 10.63	90	1.55 to 0.80	4.73	26.15 to 25.53

American Bond Trust Series II	2011	0	14.18 to 13.51	0	1.90 to 1.15	0.00	3.10 to 2.46
	2010	6,924	13.75 to 13.19	92,938	1.90 to 1.15	2.39	4.75 to 3.97
	2009	7,266	13.13 to 12.68	93,467	1.90 to 1.15	2.63	10.65 to 9.82
	2008	6,802	11.87 to 11.55	79,419	1.90 to 1.15	8.97	(10.86) to (11.52)
	2007	9,127	13.31 to 13.05	120,045	1.90 to 1.15	4.33	1.58 to (0.20)

American Bond Trust Series III	2011	0	13.70 to 13.32	0	1.55 to 0.80	0.00	3.87 to 3.23
	2010	41	13.19 to 12.91	538	1.55 to 0.80	5.11	5.56 to 4.77
	2009	11	12.49 to 12.32	135	1.55 to 0.80	7.46	8.99 to 8.46

American Global Growth Trust Series II	2011	1,022	11.05 to 10.67	11,099	1.90 to 1.15	0.74	(10.44) to (11.11)
	2010	1,146	12.34 to 12.01	13,942	1.90 to 1.15	0.94	9.90 to 9.08
	2009	1,204	11.23 to 11.01	13,373	1.90 to 1.15	0.87	39.80 to 38.76
	2008	1,289	8.03 to 7.93	10,289	1.90 to 1.15	2.58	(39.39) to (39.84)
	2007	996	13.25 to 13.19	13,159	1.90 to 1.15	3.53	6.02 to 5.49

American Global Small Capitalization Trust Series II	2011	435	9.38 to 9.05	4,005	1.90 to 1.15	0.71	(20.54) to (21.14)
	2010	455	11.80 to 11.48	5,292	1.90 to 1.15	1.12	20.46 to 19.56
	2009	497	9.80 to 9.6	4,817	1.90 to 1.15	0.00	58.60 to 57.42
	2008	533	6.18 to 6.10	3,272	1.90 to 1.15	1.36	(54.33) to (54.67)
	2007	394	13.52 to 13.46	5,319	1.90 to 1.15	3.02	8.20 to 7.66

American Global Small Capitalization Trust Series III	2011	1	10.06 to 9.77	12	1.55 to 0.80	1.40	(19.88) to (20.48)
	2010	1	12.55 to 12.28	10	1.55 to 0.80	1.61	21.52 to 20.62
	2009	1	10.33 to 10.18	9	1.55 to 0.80	0.00	37.43 to 36.75

American Growth Trust Series II	2011	6,866	18.00 to 11.79	117,106	1.90 to 1.15	0.08	(5.88) to (6.58)
	2010	7,523	19.27 to 12.53	137,649	1.90 to 1.15	0.19	16.79 to 15.92
	2009	8,519	16.63 to 10.73	134,439	1.90 to 1.15	0.08	37.09 to 36.07
	2008	9,718	12.22 to 7.83	112,969	1.90 to 1.15	1.71	(44.92) to (45.33)
	2007	9,075	22.35 to 14.21	194,068	1.90 to 1.15	0.97	11.89 to 10.45

American Growth Trust Series III	2011	30	11.55 to 11.22	345	1.55 to 0.80	0.66	(5.06) to (5.76)
	2010	21	12.17 to 11.91	254	1.55 to 0.80	1.18	17.74 to 16.86
	2009	4	10.34 to 10.19	44	1.55 to 0.80	1.62	24.36 to 23.75

American Growth-Income Trust Series I	2011	404	16.74 to 16.24	6,692	1.75 to 1.40	1.05	(3.45) to (3.79)
	2010	505	17.34 to 16.88	8,666	1.75 to 1.40	1.07	9.51 to 9.13
	2009	592	15.84 to 15.47	9,282	1.75 to 1.40	1.08	26.38 to 26.08

American Growth-Income Trust Series II	2011	6,771	15.97 to 11.67	104,382	1.90 to 1.15	1.01	(3.36) to (4.08)
	2010	7,611	16.65 to 12.08	122,473	1.90 to 1.15	0.97	9.57 to 8.76
	2009	8,246	15.31 to 11.02	121,878	1.90 to 1.15	1.08	29.17 to 28.21
	2008	8,827	11.94 to 8.53	101,639	1.90 to 1.15	1.92	(38.88) to (39.34)
	2007	8,979	19.68 to 13.96	170,839	1.90 to 1.15	2.81	4.44 to 3.28

American Growth-Income Trust Series III	2011	12	11.68 to 11.35	146	1.55 to 0.80	2.58	(2.53) to (3.26)
	2010	2	11.99 to 11.73	21	1.55 to 0.80	1.55	10.55 to 9.72
	2009	2	10.84 to 10.69	18	1.55 to 0.80	2.25	23.59 to 22.98

85

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
American High-Income Bond Trust Series II	2011	383	$13.91 to $13.43	$5,229	1.90% to 1.15%	7.43%	0.17% to (0.58)%
	2010	375	13.88 to 13.51	5,127	1.90 to 1.15	7.28	13.22 to 12.37
	2009	356	12.26 to 12.02	4,312	1.90 to 1.15	7.04	36.84 to 35.81
	2008	276	8.96 to 8.85	2,454	1.90 to 1.15	6.87	(25.26) to (25.82)
	2007	230	11.99 to 11.93	2,756	1.90 to 1.15	14.42	(4.07) to (4.55)

American High-Income Bond Trust Series III	2011	17	15.50 to 15.06	267	1.55 to 0.80	7.26	1.03 to 0.28
	2010	18	15.34 to 15.02	274	1.55 to 0.80	8.48	14.06 to 13.21
	2009	7	13.45 to 13.26	98	1.55 to 0.80	23.21	26.17 to 25.55

American International Trust Series II	2011	3,467	21.44 to 11.17	66,060	1.90 to 1.15	1.26	(15.36) to (15.99)
	2010	3,471	25.53 to 13.20	79,177	1.90 to 1.15	1.47	5.46 to 4.67
	2009	3,654	24.39 to 12.52	79,898	1.90 to 1.15	0.91	40.78 to 39.73
	2008	4,271	17.45 to 8.89	67,146	1.90 to 1.15	3.75	(43.13) to (43.56)
	2007	4,182	30.92 to 15.64	117,982	1.90 to 1.15	2.12	20.00 to 18.04

American International Trust Series III	2011	31	10.44 to 10.14	319	1.55 to 0.80	2.19	(14.73) to (15.37)
	2010	18	12.24 to 11.98	222	1.55 to 0.80	3.41	6.40 to 5.60
	2009	4	11.51 to 11.35	42	1.55 to 0.80	4.91	30.60 to 29.96

American New World Trust Series II	2011	437	12.22 to 11.80	5,256	1.90 to 1.15	1.08	(15.38) to (16.02)
	2010	468	14.44 to 14.05	6,675	1.90 to 1.15	1.14	15.85 to 14.98
	2009	391	12.47 to 12.22	4,826	1.90 to 1.15	1.19	47.11 to 46.02
	2008	320	8.48 to 8.37	2,693	1.90 to 1.15	2.39	(43.32) to (43.74)
	2007	305	14.95 to 14.88	4,543	1.90 to 1.15	4.54	19.62 to 19.02

American New World Trust Series III	2011	2	11.60 to 11.26	22	1.55 to 0.80	2.54	(14.71) to (15.34)

Balanced Trust Series I	2011	2	16.57 to 16.24	29	1.55 to 0.80	1.86	0.21 to (0.54)

Blue Chip Growth Trust Series I	2011	914	24.16 to 10.95	18,318	1.75 to 1.40	0.01	0.03 to (0.32)
	2010	1,103	24.16 to 10.99	22,002	1.75 to 1.40	0.08	14.54 to 14.14
	2009	1,322	21.09 to 9.63	22,583	1.75 to 1.40	0.15	40.91 to 40.42
	2008	1,661	14.97 to 6.86	19,671	1.75 to 1.40	0.31	(43.34) to (43.54)
	2007	1,903	26.42 to 12.14	40,711	1.75 to 1.40	0.71	11.17 to 10.78

Blue Chip Growth Trust Series II	2011	1,018	15.01 to 13.46	15,490	1.90 to 1.15	0.00	0.09 to (0.66)
	2010	1,175	15.11 to 13.45	17,962	1.90 to 1.15	0.05	14.61 to 13.76
	2009	1,287	13.28 to 11.73	17,230	1.90 to 1.15	0.09	40.93 to 39.88
	2008	1,373	9.50 to 8.32	13,138	1.90 to 1.15	0.14	(43.29) to (43.71)
	2007	1,218	16.87 to 14.68	20,648	1.90 to 1.15	0.38	12.67 to 11.22

Bond PS Series II	2011	9	12.64 to 12.56	119	2.00 to 0.80	1.51	1.11 to 0.50

Bond Trust Series I	2011	66	12.58 to 12.56	827	1.55 to 0.80	3.64	0.64 to 0.51

Bond Trust Series II	2011	6,556	12.57 to 12.55	82,344	1.90 to 1.15	3.37	0.55 to 0.42

Capital Appreciation Trust Series I	2011	1,056	9.78 to 9.40	10,225	1.75 to 1.40	0.07	(1.31) to (1.66)
	2010	1,257	9.91 to 9.56	12,339	1.75 to 1.40	0.15	10.28 to 9.89
	2009	791	8.98 to 8.7	7,034	1.75 to 1.40	0.25	40.31 to 39.82
	2008	966	6.40 to 6.22	6,119	1.75 to 1.40	0.43	(38.10) to (38.32)
	2007	1,202	10.34 to 10.09	12,303	1.75 to 1.40	0.27	10.05 to 9.66

Capital Appreciation Trust Series II	2011	558	14.54 to 13.17	8,267	1.90 to 1.15	0.03	(1.31) to (2.05)
	2010	688	14.85 to 13.35	10,382	1.90 to 1.15	0.02	10.30 to 9.48
	2009	601	13.56 to 12.10	8,267	1.90 to 1.15	0.05	40.42 to 39.37
	2008	642	9.73 to 8.62	6,326	1.90 to 1.15	0.22	(38.08) to (38.54)
	2007	746	15.83 to 13.92	11,902	1.90 to 1.15	0.08	10.85 to 10.08

Capital Appreciation Value Trust Series II	2011	1,568	13.32 to 12.97	20,553	1.90 to 1.15	1.17	1.70 to 0.94
	2010	1,706	13.09 to 12.85	22,084	1.90 to 1.15	1.30	12.34 to 11.5
	2009	1,848	11.65 to 11.52	21,392	1.90 to 1.15	2.11	28.35 to 27.39
	2008	908	9.08 to 9.04	8,220	1.90 to 1.15	1.55	(27.36) to (27.65)

86

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Core Allocation Plus Trust Series II	2011	762	$11.38 to $11.09	$8,573	1.90% to 1.15%	1.13%	(3.63)% to (4.35)%
	2010	777	11.81 to 11.59	9,097	1.90 to 1.15	0.93	9.03 to 8.21
	2009	776	10.84 to 10.71	8,364	1.90 to 1.15	1.62	23.67 to 22.74
	2008	326	8.76 to 8.73	2,847	1.90 to 1.15	1.01	(29.91) to (30.19)

Core Allocation Trust Series I	2011	3	15.91 to 15.60	53	1.55 to 0.80	3.54	(2.27) to (3.00)
	2010	4	16.28 to 16.08	59	1.55 to 0.80	2.55	10.12 to 9.30
	2009	3	14.79 to 14.71	45	1.55 to 0.80	8.43	18.30 to 17.71

Core Allocation Trust Series II	2011	559	16.02 to 13.57	8,898	2.10 to 1.15	3.64	(2.81) to (3.73)
	2010	471	16.49 to 14.09	7,738	2.10 to 1.15	3.00	9.46 to 12.73
	2009	174	15.06 to 14.99	2,613	1.90 to 1.15	6.98	20.5 to 19.89

Core Balanced Trust Series I	2011	2	16.48 to 16.16	36	1.55 to 0.80	0.31	0.35 to (0.40)
	2010	11	16.42 to 16.22	184	1.55 to 0.80	2.07	11.30 to 10.47
	2009	7	14.75 to 14.68	110	1.55 to 0.80	3.52	18.04 to 17.46

Core Balanced Trust Series II	2011	1,021	16.63 to 13.93	16,866	2.10 to 1.15	1.60	(0.26) to (1.20)
	2010	840	16.68 to 14.10	13,942	2.10 to 1.15	2.11	10.77 to 12.80
	2009	317	15.05 to 14.98	4,769	1.90 to 1.15	3.10	20.43 to 19.83

Core Balanced Strategy Trust Series NAV	2011	13	15.01	193	1.60 to 1.60	2.33	0.66 to 0.66
	2010	15	14.91	225	1.60 to 1.60	2.77	9.07 to 9.07
	2009	2	13.67	25	1.60 to 1.60	6.55	9.37 to 9.37

Core Bond Trust Series II	2011	62	16.47 to 15.99	1,007	1.85 to 1.40	3.08	6.54 to 6.06
	2010	59	15.46 to 15.07	900	1.85 to 1.40	2.28	5.44 to 4.96
	2009	64	14.66 to 14.36	923	1.85 to 1.40	2.01	8.08 to 7.60
	2008	53	13.57 to 13.34	711	1.85 to 1.40	5.88	1.71 to 1.25
	2007	17	13.34 to 13.18	229	1.85 to 1.40	7.42	4.58 to 4.11

Core Disciplined Diversification Trust Series II	2011	887	16.58 to 13.71	14,560	2.10 to 1.15	2.10	(3.09) to (4.01)
	2010	746	17.11 to 14.28	12,675	2.10 to 1.15	2.76	10.92 to 14.27
	2009	311	15.42 to 15.34	4,788	1.90 to 1.15	4.82	23.37 to 22.75

Core Fundamental Holdings Trust Series II	2011	1,404	13.63 to 13.51	22,128	2.10 to 0.35	1.89	0.17 to (1.57)
	2010	1,288	13.85 to 13.48	20,482	2.10 to 0.35	2.24	7.43 to 10.81
	2009	501	14.73 to 14.66	7,363	1.90 to 1.15	2.72	17.86 to 17.27

Core Fundamental Holdings Trust Series III	2011	2	15.84 to 15.53	30	1.55 to 0.80	2.19	0.18 to (0.56)
	2010	1	15.81 to 15.62	20	1.55 to 0.80	5.86	9.20 to 8.38
	2009	0	14.48 to 14.41	3	1.55 to 0.80	8.68	15.85 to 15.28

Core Global Diversification Trust Series II	2011	1,355	13.35 to 12.92	20,868	2.10 to 0.35	1.91	(4.09) to (5.75)
	2010	1,353	14.16 to 13.47	21,940	2.10 to 0.35	2.17	7.98 to 13.30
	2009	880	15.23 to 15.15	13,364	1.90 to 1.15	3.12	21.83 to 21.22

Core Global Diversification Trust Series III	2011	11	15.44 to 15.14	165	1.55 to 0.80	2.48	(4.13) to (4.84)
	2010	10	16.11 to 15.91	158	1.55 to 0.80	3.94	7.84 to 7.03
	2009	0	14.94 to 14.86	3	1.55 to 0.80	8.00	19.48 to 18.90

Core Strategy Trust Series II	2011	4,061	13.88 to 13.36	54,036	2.10 to 1.15	1.96	(1.13) to (2.07)
	2010	4,192	14.17 to 13.51	56,653	2.10 to 1.15	2.09	10.89 to 13.36
	2009	4,217	12.19 to 12.12	51,522	1.90 to 1.15	1.89	20.26 to 19.36
	2008	3,461	10.15 to 10.13	35,248	1.90 to 1.15	1.22	(27.32) to (27.86)

	2007	2,939	14.07 to 13.94	41,358	1.90 to 1.15	4.15	5.33 to 5.12

Core Strategy Trust Series NAV	2011	27	15.72 to 15.72	423	1.20 to 1.20	2.14	(1.01) to (1.01)
	2010	30	15.88 to 15.88	472	1.20 to 1.20	2.38	11.22 to 14.16
	2009	30	14.27 to 14.27	424	1.20 to 1.20	3.01	14.20 to 10.40

Disciplined Diversification Trust Series II	2011	683	12.41 to 12.08	8,390	1.90 to 1.15	1.92	(3.40) to (4.12)
	2010	704	12.84 to 12.60	8,972	1.90 to 1.15	1.41	11.89 to 11.05
	2009	719	11.48 to 11.35	8,210	1.90 to 1.15	2.26	25.51 to 24.57
	2008	406	9.15 to 9.11	3,706	1.90 to 1.15	1.89	(26.83) to (27.13)

87

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***

DWS Equity 500 Index	2011	205	$19.93 to $19.12	$4,013	1.85% to 1.40%	1.29%	0.02% to (0.43)%
	2010	216	19.93 to 19.20	4,243	1.85 to 1.40	1.50	12.70 to 12.20
	2009	223	17.68 to 17.11	3,883	1.85 to 1.40	2.48	24.04 to 23.49
	2008	229	14.25 to 13.86	3,223	1.85 to 1.40	2.01	(38.24) to (38.51)
	2007	308	23.08 to 22.54	7,045	1.85 to 1.40	1.19	3.38 to 2.92

Equity-Income Trust Series I	2011	881	31.96 to 17.51	24,823	1.75 to 1.40	1.72	(2.19) to (2.53)
	2010	1,009	32.68 to 17.96	29,280	1.75 to 1.40	1.86	13.52 to 13.12
	2009	1,177	28.79 to 15.88	29,467	1.75 to 1.40	2.12	23.97 to 23.54
	2008	1,451	23.22 to 12.85	28,858	1.75 to 1.40	2.28	(36.86) to (37.08)
	2007	1,807	36.77 to 20.43	56,669	1.75 to 1.40	2.82	1.90 to 1.54

Equity-Income Trust Series II	2011	1,638	14.59 to 12.23	24,410	1.90 to 1.15	1.63	(2.14) to (2.87)
	2010	1,620	15.02 to 12.50	24,675	1.90 to 1.15	1.65	13.60 to 12.75
	2009	1,793	13.32 to 11.00	24,196	1.90 to 1.15	1.96	24.11 to 23.18
	2008	1,833	10.81 to 8.86	20,119	1.90 to 1.15	2.14	(36.89) to (37.37)
	2007	2,077	17.26 to 14.04	36,349	1.90 to 1.15	2.51	2.49 to 1.97

Financial Services Trust Series I	2011	43	12.14 to 11.70	512	1.75 to 1.40	1.38	(10.77) to (11.08)
	2010	63	13.61 to 13.16	843	1.75 to 1.40	0.31	10.69 to 10.31
	2009	75	12.29 to 11.93	912	1.75 to 1.40	0.74	39.44 to 38.95
	2008	73	8.82 to 8.58	631	1.75 to 1.40	0.76	(45.43) to (45.62)
	2007	117	16.16 to 15.78	1,856	1.75 to 1.40	1.14	(8.12) to (8.44)

Financial Services Trust Series II	2011	293	12.48 to 9.99	3,643	1.90 to 1.15	1.43	(10.69) to (11.36)
	2010	338	14.08 to 11.18	4,735	1.90 to 1.15	0.14	10.72 to 9.90
	2009	349	12.82 to 10.1	4,423	1.90 to 1.15	0.56	39.37 to 38.33
	2008	294	9.26 to 7.25	2,733	1.90 to 1.15	0.63	(45.39) to (45.80)
	2007	295	17.09 to 13.27	5,040	1.90 to 1.15	0.90	(4.45) to (8.00)

Founding Allocation Trust Series II	2011	7,857	18.61 to 10.16	81,210	1.90 to 0.35	2.63	(2.05) to (3.55)
	2010	8,711	18.99 to 10.54	93,003	1.90 to 0.35	3.46	9.45 to 8.36
	2009	9,836	9.92 to 9.72	96,556	1.90 to 1.15	3.91	29.62 to 28.66
	2008	10,027	7.65 to 7.56	76,269	1.90 to 1.15	3.04	(36.29) to (36.77)
	2007	5,985	12.01 to 11.95	71,857	1.90 to 1.15	1.09	(3.90) to (4.38)

Fundamental All Cap Core Trust Series II (a)	2011	381	17.24 to 16.58	6,464	1.85 to 1.40	0.84	(3.64) to (4.07)
	2010	424	17.89 to 17.29	7,484	1.85 to 1.40	0.93	17.56 to 17.03
	2009	467	15.22 to 14.77	7,022	1.85 to 1.40	1.18	26.24 to 25.67
	2008	514	12.06 to 11.75	6,135	1.85 to 1.40	0.63	(44.03) to (44.29)
	2007	578	21.54 to 21.09	12,353	1.85 to 1.40	0.83	1.66 to (3.88)

Fundamental Holdings Trust Series II (b)	2011	6,508	11.43 to 11.08	73,264	1.90 to 1.15	1.33	(2.33) to (3.06)
	2010	6,974	11.70 to 11.43	80,652	1.90 to 1.15	1.39	8.93 to 8.12
	2009	7,422	10.74 to 10.57	79,090	1.90 to 1.15	1.66	25.23 to 24.30
	2008	5,408	8.58 to 8.50	46,181	1.90 to 1.15	5.92	(31.76) to (32.27)
	2007	350	12.57 to 12.56	4,401	1.90 to 1.15	2.82	0.55 to 0.45

Fundamental Large Cap Value Trust Series II (c)	2011	151	13.77 to 13.31	2,064	1.85 to 1.40	0.76	0.22 to (0.23)
	2010	165	13.74 to 13.34	2,249	1.85 to 1.40	1.70	11.54 to 11.04
	2009	183	12.32 to 12.01	2,245	1.85 to 1.40	1.90	22.77 to 22.22
	2008	207	10.04 to 9.83	2,062	1.85 to 1.40	2.13	(42.18) to (42.44)
	2007	234	17.36 to 17.07	4,042	1.85 to 1.40	0.97	(7.14) to (10.66)

Fundamental Value Trust Series I	2011	1,709	13.36 to 11.46	23,527	1.75 to 0.80	0.77	(4.55) to (5.45)
	2010	2,046	14.13 to 12.01	29,715	1.75 to 0.80	1.09	12.20 to 11.14
	2009	2,371	12.71 to 10.7	30,866	1.75 to 0.80	0.91	29.49 to 24.99
	2008	2,965	10.08 to 9.82	29,695	1.75 to 1.40	3.25	(40.17) to (40.38)
	2007	492	16.85 to 16.46	8,158	1.75 to 1.40	1.58	2.59 to 2.23

Fundamental Value Trust Series II	2011	2,185	14.28 to 11.54	31,372	1.90 to 1.15	0.60	(5.08) to (5.79)
	2010	2,527	15.16 to 12.16	38,467	1.90 to 1.15	0.90	11.59 to 10.76
	2009	2,813	13.69 to 10.9	38,515	1.90 to 1.15	0.73	30.08 to 29.11
	2008	2,935	10.60 to 8.38	30,995	1.90 to 1.15	0.68	(40.15) to (40.60)
	2007	2,595	17.85 to 14.00	45,930	1.90 to 1.15	1.18	4.11 to 2.68

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.
(c)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.

88

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***

Global Bond Trust Series I	2011	96	$23.33 to $15.47	$3,148	1.75% to 0.80%	5.88%	8.22% to 7.19%
	2010	131	21.76 to 14.30	3,817	1.75 to 0.80	3.37	9.43 to 8.39
	2009	155	20.08 to 13.06	4,111	1.75 to 0.80	12.54	17.11 to 13.39
	2008	206	27.85 to 17.71	4,729	1.75 to 1.40	0.63	(5.81) to (6.14)
	2007	217	29.57 to 18.87	5,364	1.75 to 1.40	7.20	8.10 to 7.72

Global Bond Trust Series II	2011	780	21.53 to 17.23	16,608	1.90 to 1.15	5.98	7.61 to 6.81
	2010	937	20.15 to 16.02	18,637	1.90 to 1.15	3.24	8.86 to 8.05
	2009	1,016	18.65 to 14.71	18,682	1.90 to 1.15	11.87	13.82 to 12.97
	2008	1,046	16.51 to 12.92	17,079	1.90 to 1.15	0.58	(5.75) to (6.46)
	2007	1,202	17.65 to 13.71	20,931	1.90 to 1.15	6.99	8.09 to 6.56

Global Diversification Trust Series II (d)	2011	4,183	11.18 to 10.84	46,024	1.90 to 1.15	1.65	(7.61) to (8.30)
	2010	4,572	12.10 to 11.82	54,657	1.90 to 1.15	1.80	11.01 to 10.19
	2009	5,088	10.90 to 10.73	54,994	1.90 to 1.15	1.78	34.73 to 33.73
	2008	4,707	8.09 to 8.02	37,908	1.90 to 1.15	5.46	(35.60) to (36.09)
	2007	273	12.56 to 12.55	3,425	1.90 to 1.15	2.93	0.52 to 0.41

Global Trust Series I	2011	314	12.05 to 11.06	7,575	1.75 to 0.80	1.93	(6.75) to (7.63)
	2010	361	13.05 to 11.86	9,356	1.75 to 0.80	1.52	6.90 to 5.89
	2009	408	12.32 to 11.09	9,789	1.75 to 0.80	1.61	29.09 to 27.06
	2008	486	19.74 to 9.55	8,860	1.75 to 1.40	1.86	(40.39) to (40.60)
	2007	585	33.11 to 16.07	17,812	1.75 to 1.40	2.27	(0.08) to (0.43)

Global Trust Series II	2011	305	14.22 to 13.62	4,280	1.85 to 1.40	1.81	(7.52) to (7.94)
	2010	330	15.38 to 14.79	5,009	1.85 to 1.40	1.34	6.06 to 5.58
	2009	352	14.50 to 14.01	5,046	1.85 to 1.40	1.44	29.28 to 28.70
	2008	386	11.22 to 10.89	4,288	1.85 to 1.40	1.68	(40.48) to (40.75)
	2007	432	18.85 to 18.37	8,056	1.85 to 1.40	1.25	(0.77) to (4.80)

Health Sciences Trust Series I	2011	84	22.63 to 21.8	1,861	1.75 to 1.40	0.00	9.03 to 8.65
	2010	99	20.75 to 20.06	2,017	1.75 to 1.40	0.00	14.09 to 13.69
	2009	134	18.19 to 17.64	2,396	1.75 to 1.40	0.00	29.98 to 29.53
	2008	141	13.99 to 13.62	1,940	1.75 to 1.40	0.00	(30.88) to (31.12)
	2007	207	20.25 to 19.78	4,139	1.75 to 1.40	0.00	16.03 to 15.62

Health Sciences Trust Series II	2011	284	23.40 to 17.42	6,568	1.90 to 1.15	0.00	9.13 to 8.32
	2010	320	21.61 to 15.96	6,838	1.90 to 1.15	0.00	14.15 to 13.30
	2009	345	19.07 to 13.98	6,464	1.90 to 1.15	0.00	30.05 to 29.08
	2008	394	14.77 to 10.75	5,751	1.90 to 1.15	0.00	(30.86) to (31.38)
	2007	423	21.53 to 15.55	9,050	1.90 to 1.15	0.00	16.09 to 15.60

High Income Trust Series II	2011	0	12.50 to 12.13	0	1.90 to 1.15	4.55	(2.06) to (2.30)
	2010	92	12.76 to 12.42	1,163	1.90 to 1.15	29.43	10.01 to 9.19
	2009	115	11.60 to 11.37	1,324	1.90 to 1.15	22.43	79.2 to 77.86
	2008	9	6.44 to 6.36	57	1.90 to 1.15	9.67	(44.23) to (44.65)
	2007	18	11.56 to 1.50	212	1.90 to 1.15	10.05	(7.56) to (8.02)

High Yield Trust Series I	2011	129	20.41 to 16.81	2,402	1.75 to 1.40	7.79	(0.50) to (0.85)
	2010	176	20.52 to 16.95	3,254	1.75 to 1.40	35.43	12.20 to 11.81
	2009	237	18.28 to 15.16	3,896	1.75 to 1.40	10.85	52.37 to 51.84
	2008	322	12.00 to 9.99	3,433	1.75 to 1.40	7.94	(30.50) to (30.75)
	2007	405	17.27 to 14.42	6,307	1.75 to 1.40	12.10	0.22 to (0.14)

High Yield Trust Series II	2011	354	19.46 to 15.75	6,915	1.90 to 1.15	8.34	(0.48) to (1.22)
	2010	385	19.70 to 15.83	7,614	1.90 to 1.15	36.39	12.24 to 11.40
	2009	508	17.69 to 14.1	8,953	1.90 to 1.15	11.26	52.59 to 51.46
	2008	513	11.68 to 9.24	5,991	1.90 to 1.15	8.22	(30.51) to (31.03)
	2007	542	16.93 to 13.30	9,166	1.90 to 1.15	12.03	0.20 to (1.97)

International Core Trust Series I	2011	132	10.08 to 9.94	1,652	1.75 to 0.80	2.24	(10.29) to (11.14)
	2010	151	11.24 to 11.19	2,107	1.75 to 0.80	1.81	8.70 to 7.68
	2009	180	10.39 to 10.34	2,336	1.75 to 0.80	2.45	24.01 to 16.58
	2008	215	12.35 to 8.91	2,367	1.75 to 1.40	5.00	(39.48) to (39.69)
	2007	256	20.40 to 14.78	4,709	1.75 to 1.40	2.13	9.86 to 9.48

(d)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

89

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***

International Core Trust Series II	2011	113	$14.04 to $10.03	$1,609	1.90% to 1.15%	2.19%	(10.83)% to (11.50)%
	2010	112	15.86 to 11.25	1,800	1.90 to 1.15	1.64	8.13 to 7.32
	2009	126	14.78 to 10.4	1,878	1.90 to 1.15	2.21	17.17 to 16.29
	2008	124	12.71 to 8.88	1,590	1.90 to 1.15	4.53	(39.48) to (39.93)
	2007	146	21.16 to 14.67	3,122	1.90 to 1.15	1.79	9.86 to 9.32

International Equity Index Trust A Series I	2011	92	16.33 to 15.90	1,491	1.75 to 1.40	2.88	(15.43) to (15.73)
	2010	115	19.31 to 18.86	2,206	1.75 to 1.40	2.61	9.33 to 8.95
	2009	51	17.66 to 17.31	895	1.75 to 1.40	12.53	35.94 to 35.46
	2008	64	12.99 to 12.78	816	1.75 to 1.40	1.94	(45.32) to (45.51)
	2007	82	23.76 to 23.45	1,939	1.75 to 1.40	3.68	13.81 to 13.41

International Equity Index Trust A Series II	2011	281	15.47 to 11.60	4,380	1.90 to 1.15	2.87	(15.40) to (16.03)
	2010	307	18.42 to 13.72	5,688	1.90 to 1.15	2.20	9.73 to 9.18
	2009	146	17.45 to 17.01	2,514	1.85 to 1.40	12.09	35.57 to 34.96
	2008	178	12.87 to 12.60	2,266	1.85 to 1.40	1.89	(45.42) to (45.67)
	2007	188	23.58 to 23.19	4,401	1.85 to 1.40	3.48	13.55 to 13.04

International Equity Index Trust B Series NAV	2011	239	9.22 to 9.03	2,189	1.85 to 1.40	3.28	(15.18) to (15.57)
	2010	265	10.87 to 10.69	2,866	1.85 to 1.40	2.56	9.89 to 9.40
	2009	278	9.89 to 9.78	2,734	1.85 to 1.40	3.78	36.87 to 36.26
	2008	308	7.23 to 7.17	2,216	1.85 to 1.40	2.59	(45.16) to (45.41)
	2007	357	13.18 to 13.14	4,705	1.85 to 1.40	1.99	5.44 to 5.13

International Opportunities Trust Series II	2011	196	13.06 to 9.72	2,490	1.90 to 1.15	0.68	(17.09) to (17.70)
	2010	234	15.87 to 11.72	3,620	1.90 to 1.15	1.17	12.10 to 11.26
	2009	265	14.26 to 10.46	3,655	1.90 to 1.15	0.88	35.70 to 34.68
	2008	227	10.59 to 7.71	2,323	1.90 to 1.15	0.94	(51.23) to (51.60)
	2007	256	21.88 to 15.80	5,511	1.90 to 1.15	1.39	21.50 to 18.39

International Small Company Trust Series I	2011	157	12.42 to 12.17	1,924	1.75 to 0.80	1.50	(16.89) to (17.68)
	2010	204	14.94 to 14.78	3,024	1.75 to 0.80	2.49	21.72 to 20.58
	2009	270	12.27 to 12.26	3,316	1.75 to 0.80	0.78	(1.80) to (1.93)

International Small Company Trust Series II	2011	353	12.27 to 12.08	4,291	1.90 to 1.15	1.37	(17.38) to (17.99)
	2010	394	14.85 to 14.73	5,826	1.90 to 1.15	2.51	21.06 to 20.15
	2009	441	12.27 to 12.26	5,404	1.90 to 1.15	0.77	(1.85) to (1.95)

International Value Trust Series I	2011	360	14.65 to 10.18	5,424	1.75 to 0.80	2.23	(13.55) to (14.36)
	2010	440	17.11 to 11.78	7,726	1.75 to 0.80	1.89	7.12 to 6.11
	2009	525	16.12 to 11.00	8,641	1.75 to 0.80	2.11	33.42 to 29.88
	2008	654	12.42 to 12.09	8,050	1.75 to 1.40	3.26	(43.47) to (43.67)
	2007	815	21.97 to 21.45	17,773	1.75 to 1.40	4.21	8.00 to 7.62

International Value Trust Series II	2011	708	16.36 to 10.61	11,757	1.90 to 1.15	2.12	(13.98) to (14.63)
	2010	799	19.16 to 12.33	15,513	1.90 to 1.15	1.72	6.54 to 5.74
	2009	875	18.12 to 11.58	16,005	1.90 to 1.15	1.97	34.04 to 33.04
	2008	982	13.62 to 8.64	13,483	1.90 to 1.15	3.12	(43.47) to (43.89)
	2007	1,141	24.28 to 15.28	27,912	1.90 to 1.15	3.64	10.80 to 8.10

Investment Quality Bond Trust Series I	2011	222	20.64 to 15.37	5,887	1.75 to 0.80	3.98	7.21 to 6.20
	2010	262	19.44 to 14.33	6,614	1.75 to 0.80	4.95	6.60 to 5.59
	2009	295	18.41 to 13.45	7,038	1.75 to 0.80	4.75	10.52 to 10.50
	2008	355	26.96 to 16.66	7,499	1.75 to 1.40	6.14	(3.04) to (3.38)
	2007	456	27.80 to 17.24	9,925	1.75 to 1.40	8.82	4.72 to 4.35

Investment Quality Bond Trust Series II	2011	1,246	17.93 to 16.60	22,733	1.90 to 1.15	3.58	6.62 to 5.83
	2010	1,566	16.94 to 15.57	26,939	1.90 to 1.15	4.74	6.07 to 5.28
	2009	1,667	16.09 to 14.68	27,172	1.90 to 1.15	5.17	10.92 to 210.09
	2008	1,422	14.62 to 13.23	20,940	1.90 to 1.15	5.94	(2.95) to (3.67)
	2007	1,980	15.17 to 13.63	30,162	1.90 to 1.15	8.71	4.70 to 2.41

Large Cap Trust Series I	2011	736	12.94 to 12.64	9,502	1.75 to 1.40	1.30	(3.42) to (3.76)
	2010	860	13.40 to 13.13	11,493	1.75 to 1.40	1.06	12.16 to 11.77
	2009	948	11.94 to 11.75	11,301	1.75 to 1.40	1.92	29.03 to 28.58
	2008	1,121	9.26 to 9.14	10,360	1.75 to 1.40	1.31	(40.36) to (40.57)
	2007	1,364	15.52 to 15.38	21,150	1.75 to 1.40	0.52	(5.85) to (6.08)

90

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***

Large Cap Trust Series II	2011	86	$12.81 to $12.43	$1,096	1.85% to 1.40%	1.14%	(3.63)% to (4.06)%
	2010	88	13.29 to 12.96	1,160	1.85 to 1.40	0.89	11.96 to 11.46
	2009	86	11.87 to 11.63	1,015	1.85 to 1.40	1.71	28.74 to 28.16
	2008	94	9.22 to 9.07	860	1.85 to 1.40	1.15	(40.52) to (40.79)
	2007	104	15.51 to 15.32	1,613	1.85 to 1.40	0.60	(0.14) to (0.60)

Large Cap Value Trust Series I	2011	0	20.26 to 19.70	0	1.75 to 1.40	0.47	7.26 to 7.14
	2010	50	18.89 to 18.39	926	1.75 to 1.40	1.08	8.39 to 8.01
	2009	65	17.43 to 17.02	1,122	1.75 to 1.40	1.55	9.10 to 8.72
	2008	84	15.97 to 15.66	1,318	1.75 to 1.40	1.47	(36.80) to (37.03)
	2007	101	25.27 to 24.86	2,535	1.75 to 1.40	0.94	2.92 to 2.56

Large Cap Value Trust Series II	2011	0	20.08 to 19.37	0	1.85 to 1.40	0.45	7.20 to 7.04
	2010	249	18.73 to 18.10	4,615	1.85 to 1.40	0.98	8.18 to 7.69
	2009	263	17.32 to 16.8	4,509	1.85 to 1.40	1.38	8.82 to 8.34
	2008	287	15.91 to 15.51	4,533	1.85 to 1.40	1.34	(36.91) to (37.20)
	2007	297	25.22 to 24.70	7,440	1.85 to 1.40	0.62	2.73 to 2.26

Lifestyle Aggressive Trust Series I	2011	151	16.31 to 12.46	2,186	1.75 to 1.40	1.69	(7.80) to (8.12)
	2010	162	17.69 to 13.57	2,562	1.75 to 1.40	1.71	14.83 to 14.43
	2009	221	15.41 to 11.86	3,044	1.75 to 1.40	1.01	33.75 to 33.28
	2008	250	11.52 to 8.90	2,573	1.75 to 1.40	1.72	(42.80) to (43.00)
	2007	277	20.14 to 15.61	4,983	1.75 to 1.40	9.33	7.03 to 6.66

Lifestyle Aggressive Trust Series II	2011	1,723	15.44 to 11.35	27,075	1.90 to 1.15	1.49	(7.78) to (8.47)
	2010	2,053	16.87 to 12.31	34,935	1.90 to 1.15	1.67	14.80 to 13.94
	2009	2,338	14.81 to 10.72	34,902	1.90 to 1.15	0.86	33.91 to 32.91
	2008	2,297	11.14 to 8.01	25,699	1.90 to 1.15	1.60	(42.81) to (43.24)
	2007	2,375	19.63 to 14.00	46,731	1.90 to 1.15	9.28	7.57 to 7.16

Lifestyle Balanced Trust Series I	2011	1,380	15.93 to 12.99	24,882	1.75 to 0.80	3.25	(0.18) to (1.12)
	2010	1,410	16.11 to 13.02	26,554	1.75 to 0.80	2.51	10.86 to 9.81
	2009	1,754	14.67 to 11.74	30,229	1.75 to 0.80	4.45	28.48 to 22.49
	2008	1,855	15.63 to 11.42	24,806	1.75 to 1.40	2.84	(32.26) to (32.49)
	2007	2,442	23.06 to 16.92	47,729	1.75 to 1.40	7.57	4.98 to 4.61

Lifestyle Balanced Trust Series II	2011	52,931	13.65 to 12.56	834,569	2.10 to 0.35	3.05	0.07 to (1.66)
	2010	56,894	13.88 to 12.55	910,709	2.10 to 0.35	2.58	7.90 to 11.06
	2009	57,548	15.91 to 12.19	846,400	1.90 to 1.15	4.39	28.99 to 28.02
	2008	52,147	12.43 to 9.45	607,184	1.90 to 1.15	3.26	(32.23) to (32.74)
	2007	47,212	18.48 to 13.95	828,590	1.90 to 1.15	7.40	5.04 to 4.60

Lifestyle Balanced PS Series II	2011	282	12.43 to 12.15	3,438	2.00 to 0.80	2.56	(0.56) to (2.82)

Lifestyle Conservative Trust Series I	2011	470	18.61 to 14.29	9,859	1.75 to 0.80	4.05	3.40 to 2.42
	2010	547	18.17 to 13.82	11,142	1.75 to 0.80	2.61	8.25 to 7.23
	2009	617	16.95 to 12.77	11,622	1.75 to 0.80	5.00	19.60 to 16.28
	2008	751	18.51 to 14.17	11,787	1.75 to 1.40	4.02	(16.74) to (17.04)
	2007	810	22.23 to 17.08	15,463	1.75 to 1.40	8.00	3.91 to 3.54

Lifestyle Conservative Trust Series II	2011	12,905	14.17 to 13.42	215,912	2.10 to 0.35	3.94	3.68 to 1.89
	2010	13,932	13.67 to 13.17	229,082	2.10 to 0.35	2.57	3.52 to 5.39
	2009	12,692	15.80 to 13.72	195,831	1.90 to 1.15	5.84	20.05 to 19.15
	2008	9,579	13.26 to 11.43	125,592	1.90 to 1.15	5.28	(16.64) to (17.27)
	2007	5,317	16.03 to 13.71	84,601	1.90 to 1.15	8.10	3.96 to 2.30

Lifestyle Conservative PS Series II	2011	179	12.52 to 12.5	2,242	2.00 to 0.80	3.56	0.13 to (0.03)

Lifestyle Growth Trust Series I	2011	1,016	14.12 to 12.35	16,596	1.75 to 0.80	2.66	(2.38) to (3.31)
	2010	1,040	14.60 to 12.65	17,871	1.75 to 0.80	2.34	12.12 to 11.06
	2009	1,148	13.15 to 11.28	17,935	1.75 to 0.80	3.15	30.98 to 24.30
	2008	1,376	13.80 to 10.04	16,384	1.75 to 1.40	2.33	(37.49) to (37.71)
	2007	1,701	22.08 to 16.12	32,488	1.75 to 1.40	7.74	6.02 to 5.65

91

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Lifestyle Growth Trust Series II	2011	59,614	$13.78 to $11.87	$893,280	2.10% to 0.35%	2.46%	(2.15)% to (3.84)%
	2010	63,087	14.34 to 12.13	981,607	2.10 to 0.35	2.24	10.73 to 14.68
	2009	64,057	15.36 to 11.47	904,376	1.90 to 1.15	3.25	31.43 to 30.44
	2008	60,322	11.77 to 8.73	659,686	1.90 to 1.15	2.50	(37.39) to (37.87)
	2007	55,721	18.95 to 13.94	992,822	1.90 to 1.15	7.32	6.03 to 5.96

Lifestyle Growth PS Series II	2011	600	12.39 to 11.92	7,184	2.00 to 0.80	2.33	(0.89) to (4.63)

Lifestyle Moderate Trust Series I	2011	571	17.02 to 13.71	11,196	1.75 to 0.80	3.28	1.51 to 0.56
	2010	696	16.92 to 13.51	13,480	1.75 to 0.80	2.55	9.67 to 8.64
	2009	784	15.58 to 12.32	13,890	1.75 to 0.80	4.58	25.05 to 20.36
	2008	955	16.90 to 12.46	13,419	1.75 to 1.40	3.29	(25.29) to (25.55)
	2007	1,329	22.62 to 16.73	24,871	1.75 to 1.40	7.57	3.82 to 3.46

Lifestyle Moderate Trust Series II	2011	19,554	13.60 to 13.44	314,277	2.10 to 0.35	3.40	1.78 to 0.02
	2010	20,211	13.59 to 13.20	324,398	2.10 to 0.35	2.57	6.30 to 8.75
	2009	19,158	15.71 to 12.87	284,910	1.90 to 1.15	4.85	25.41 to 24.48
	2008	16,671	12.62 to 10.27	201,465	1.90 to 1.15	4.25	(25.23) to (25.79)
	2007	13,562	17.01 to 13.73	224,500	1.90 to 1.15	7.54	3.88 to 2.82

Lifestyle Moderate PS Series II	2011	180	12.48 to 12.31	2,225	2.00 to 0.80	2.78	(0.20) to (1.48)

Mid Cap Index Trust Series I	2011	61	20.05 to 15.78	1,249	1.75 to 0.80	0.55	(3.03) to (3.94)
	2010	90	20.88 to 16.27	1,921	1.75 to 0.80	1.09	24.98 to 23.80
	2009	95	16.86 to 13.02	1,630	1.75 to 0.80	1.06	34.39 to 4.16
	2008	105	12.95 to 12.55	1,341	1.75 to 1.40	0.85	(37.30) to (37.52)
	2007	128	20.66 to 20.08	2,618	1.75 to 1.40	1.30	6.01 to 5.64

Mid Cap Index Trust Series II	2011	555	18.23 to 13.68	10,194	1.90 to 1.15	0.45	(3.58) to (4.30)
	2010	620	19.05 to 14.19	11,969	1.90 to 1.15	0.82	24.37 to 23.44
	2009	678	15.43 to 11.41	10,562	1.90 to 1.15	0.85	34.82 to 33.81
	2008	713	11.53 to 8.46	8,363	1.90 to 1.15	0.70	(37.25) to (37.72)
	2007	678	18.51 to 13.48	12,705	1.90 to 1.15	0.85	6.10 to 3.01

Mid Cap Stock Trust Series I	2011	490	15.60 to 11.15	7,589	1.75 to 0.80	0.00	(9.92) to (10.77)
	2010	592	17.49 to 12.38	10,302	1.75 to 0.80	0.00	22.10 to 20.95
	2009	699	14.46 to 10.14	10,087	1.75 to 0.80	0.00	29.07 to 26.89
	2008	913	11.20 to 11.16	10,197	1.75 to 1.40	0.00	(44.55) to (44.75)
	2007	933	20.27 to 20.12	18,819	1.75 to 1.40	0.00	21.85 to 21.42

Mid Cap Stock Trust Series II	2011	737	18.76 to 12.22	13,817	1.90 to 1.15	0.00	(10.43) to (11.10)
	2010	813	21.10 to 13.64	17,115	1.90 to 1.15	0.00	21.40 to 20.50
	2009	928	17.51 to 11.23	16,195	1.90 to 1.15	0.00	29.55 to 28.58
	2008	988	13.62 to 8.67	13,396	1.90 to 1.15	0.00	(44.51) to (44.93)
	2007	978	24.73 to 15.63	24,028	1.90 to 1.15	0.00	22.51 to 21.93

Mid Value Trust Series I	2011	184	18.30 to 15.89	2,964	1.75 to 0.80	0.64	(5.68) to (6.57)
	2010	237	19.40 to 17.01	4,085	1.75 to 0.80	2.00	15.23 to 14.14
	2009	277	16.84 to 14.9	4,163	1.75 to 0.80	0.44	33.87 to 29.15

Mid Value Trust Series II	2011	619	16.18 to 15.71	9,906	1.85 to 1.40	0.50	(6.35) to (6.77)
	2010	748	17.28 to 16.85	12,804	1.85 to 1.40	1.79	14.18 to 13.67
	2009	859	15.14 to 14.82	12,905	1.85 to 1.40	0.34	43.99 to 43.34
	2008	60	10.51 to 10.34	629	1.85 to 1.40	0.81	(35.79) to (36.08)
	2007	65	16.37 to 16.18	1,055	1.85 to 1.40	1.60	(1.09) to (1.54)

Money Market Trust Series I	2011	572	12.76 to 12.32	9,187	1.75 to 0.80	0.00	(0.72) to (1.66)
	2010	642	12.97 to 12.41	10,278	1.75 to 0.80	0.00	(0.80) to (1.73)
	2009	909	13.20 to 12.51	14,419	1.75 to 0.80	0.22	(0.45) to (1.54)
	2008	1,532	18.43 to 13.41	24,158	1.75 to 1.40	1.75	0.34 to (0.01)
	2007	1,469	18.37 to 13.41	23,080	1.75 to 1.40	4.47	3.10 to 2.74

Money Market Trust Series II	2011	4,854	12.45 to 11.99	60,032	1.90 to 0.35	0.00	(0.28) to (1.81)
	2010	4,659	12.49 to 12.21	58,457	1.90 to 0.35	0.00	(0.15) to (1.88)
	2009	6,839	13.09 to 12.44	87,119	1.90 to 1.15	0.08	(1.07) to (1.81)
	2008	9,306	13.23 to 12.67	120,124	1.90 to 1.15	1.43	0.40 to (0.36)
	2007	4,050	13.17 to 12.71	52,315	1.90 to 1.15	4.17	3.15 to 1.95

92

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Money Market Trust B Series NAV	2011	242	$12.40 to $12.15	$2,971	1.85% to 1.40%	0.00%	(1.30)% to (1.75)%
	2010	354	12.57 to 12.36	4,417	1.85 to 1.40	0.05	(1.34) to (1.79)
	2009	418	12.74 to 12.59	5,299	1.85 to 1.40	0.52	(0.92) to (1.37)
	2008	670	12.86 to 12.76	8,577	1.85 to 1.40	2.03	0.69 to 0.24
	2007	422	12.77 to 12.73	5,378	1.85 to 1.40	3.05	2.14 to 1.84

Mutual Shares Trust Series I	2011	53	11.51 to 11.18	612	1.55 to 0.80	1.05	(1.73) to (2.46)
	2010	37	11.72 to 11.47	432	1.55 to 0.80	3.98	10.63 to 9.80
	2009	9	10.59 to 10.44	98	1.55 to 0.80	0.00	22.32 to 21.71

Natural Resources Trust Series II	2011	422	33.32 to 11.48	11,887	1.90 to 1.15	0.31	(21.29) to (21.87)
	2010	436	42.64 to 14.59	15,562	1.90 to 1.15	0.42	13.56 to 12.71
	2009	475	37.83 to 12.85	15,108	1.90 to 1.15	0.68	57.08 to 55.90
	2008	403	24.27 to 8.18	8,609	1.90 to 1.15	0.29	(52.27) to (52.63)
	2007	464	51.23 to 17.13	21,904	1.90 to 1.15	0.81	41.55 to 38.82

PIMCO All Asset	2011	203	17.50 to 16.91	3,511	1.85 to 1.40	6.47	0.25 to (0.20)
	2010	200	17.46 to 16.94	3,453	1.85 to 1.40	7.01	11.14 to 10.64
	2009	182	15.71 to 15.31	2,831	1.85 to 1.40	6.86	19.63 to 19.09
	2008	181	13.13 to 12.86	2,356	1.85 to 1.40	5.27	(17.34) to (17.71)
	2007	225	15.88 to 15.62	3,545	1.85 to 1.40	6.40	6.49 to 6.01

Real Estate Securities Trust Series I	2011	79	33.56 to 31.67	2,590	1.75 to 1.40	1.37	7.95 to 7.57
	2010	101	31.09 to 29.44	3,087	1.75 to 1.40	1.83	27.4 to 26.96
	2009	119	24.40 to 23.19	2,838	1.75 to 1.40	3.49	28.36 to 27.91
	2008	135	19.01 to 18.13	2,525	1.75 to 1.40	2.96	(40.27) to (40.48)
	2007	202	31.82 to 30.46	6,284	1.75 to 1.40	2.57	(16.79) to (17.08)

Real Estate Securities Trust Series II	2011	351	26.12 to 13.80	8,890	1.90 to 1.15	1.22	7.99 to 7.19
	2010	432	24.37 to 12.78	10,202	1.90 to 1.15	1.62	27.40 to 26.45
	2009	474	19.27 to 10.03	8,905	1.90 to 1.15	3.26	28.55 to 27.59
	2008	501	15.10 to 7.80	7,440	1.90 to 1.15	2.85	(40.27) to (40.72)
	2007	620	25.48 to 13.06	15,632	1.90 to 1.15	1.92	(16.74) to (19.48)

Real Return Bond Trust Series II	2011	460	18.22 to 17.53	8,239	1.85 to 1.40	3.62	10.31 to 9.82
	2010	572	16.52 to 15.96	9,312	1.85 to 1.40	10.82	7.16 to 6.68
	2009	654	15.42 to 14.96	9,959	1.85 to 1.40	8.51	17.57 to 17.04
	2008	734	13.11 to 12.78	9,529	1.85 to 1.40	0.55	(12.77) to (13.16)
	2007	707	15.03 to 14.72	10,531	1.85 to 1.40	6.47	9.54 to 9.05

Science & Technology Trust Series I	2011	503	15.11 to 5.22	5,971	1.75 to 1.40	0.00	(9.03) to (9.34)
	2010	650	16.60 to 5.76	8,333	1.75 to 1.40	0.00	22.88 to 22.45
	2009	799	13.51 to 4.7	7,810	1.75 to 1.40	0.00	62.20 to 61.63
	2008	926	8.33 to 2.91	5,469	1.75 to 1.40	0.00	(45.22) to (45.41)
	2007	1,171	15.21 to 5.33	12,658	1.75 to 1.40	0.00	17.89 to 17.48

Science & Technology Trust Series II	2011	300	15.82 to 14.86	4,780	1.90 to 1.15	0.00	(9.02) to (9.70)
	2010	385	17.52 to 16.33	6,815	1.90 to 1.15	0.00	22.96 to 22.05
	2009	402	14.35 to 13.28	5,799	1.90 to 1.15	0.00	62.26 to 61.05
	2008	329	8.91 to 8.18	2,941	1.90 to 1.15	0.00	(45.17) to (45.59)
	2007	408	16.38 to 14.93	6,675	1.90 to 1.15	0.00	18.84 to 17.90

Short Term Government Income Trust Series I	2011	683	12.78 to 12.71	8,724	1.75 to 1.40	2.25	1.34 to 0.99
	2010	814	12.61 to 12.58	10,263	1.75 to 1.40	1.40	0.91 to 0.67

Short Term Government Income Trust Series II	2011	656	12.79 to 12.64	8,327	1.90 to 1.15	1.96	1.39 to 0.64
	2010	919	12.62 to 12.56	11,557	1.90 to 1.15	1.24	0.95 to 0.44

Small Cap Growth Trust Series I	2011	2	12.39 to 12.03	21	1.55 to 0.80	0.00	(7.56) to (8.25)

Small Cap Growth Trust Series II	2011	158	16.60 to 12.21	2,534	1.90 to 1.15	0.00	(8.07) to (8.76)
	2010	148	18.20 to 13.29	2,592	1.90 to 1.15	0.00	20.32 to 19.42
	2009	149	15.24 to 11.04	2,158	1.90 to 1.15	0.00	32.89 to 31.90
	2008	184	11.55 to 8.31	2,057	1.90 to 1.15	0.00	(40.49) to (40.94)
	2007	113	19.56 to 13.96	2,090	1.90 to 1.15	0.00	12.47 to 10.64

93

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***

Small Cap Index Trust Series I	2011	28	$16.41 to $16.26	$450	1.75% to 1.40%	1.01%	(5.83)% to (6.15)%
	2010	42	17.43 to 17.33	732	1.75 to 1.40	0.53	24.61 to 24.17
	2009	42	13.99 to 13.96	592	1.75 to 1.40	0.79	24.89 to 24.45
	2008	52	11.21 to 11.20	588	1.75 to 1.40	1.17	(34.64) to (34.87)

	2007	74	17.22 to 17.13	1,274	1.75 to 1.40	1.62	(3.53) to (3.87)

Small Cap Index Trust Series II	2011	436	17.04 to 16.32	7,353	1.85 to 1.40	0.93	(5.97) to (6.39)
	2010	477	18.12 to 17.43	8,568	1.85 to 1.40	0.29	24.34 to 23.79
	2009	534	14.57 to 14.08	7,710	1.85 to 1.40	0.61	24.59 to 24.03
	2008	584	11.70 to 11.35	6,780	1.85 to 1.40	1.04	(34.76) to (35.05)
	2007	660	17.93 to 17.48	11,758	1.85 to 1.40	0.94	(4.15) to (8.20)

Small Cap Opportunities Trust Series I	2011	55	20.77 to 20.15	1,126	1.75 to 1.40	0.09	(4.51) to (4.84)
	2010	86	21.75 to 21.18	1,864	1.75 to 1.40	0.00	27.87 to 27.42
	2009	83	17.01 to 16.62	1,404	1.75 to 1.40	0.00	32.00 to 31.54
	2008	100	12.89 to 12.63	1,276	1.75 to 1.40	2.29	(42.94) to (43.14)
	2007	128	22.58 to 22.22	2,872	1.75 to 1.40	1.86	(8.95) to (9.27)

Small Cap Opportunities Trust Series II	2011	289	19.62 to 10.29	5,727	1.90 to 1.15	0.06	(4.43) to (5.14)
	2010	258	20.69 to 10.77	5,378	1.90 to 1.15	0.00	27.86 to 26.91
	2009	279	16.30 to 8.42	4,528	1.90 to 1.15	0.00	32.07 to 31.08
	2008	303	12.43 to 6.38	3,770	1.90 to 1.15	2.14	(42.92) to (43.35)
	2007	328	21.95 to 11.17	7,217	1.90 to 1.15	1.54	(8.86) to (7.54)

Small Cap Value Trust Series II	2011	201	17.57 to 14.95	3,470	1.90 to 1.15	0.64	(0.31) to (1.05)
	2010	213	17.76 to 15.00	3,697	1.90 to 1.15	0.15	24.49 to 23.56
	2009	205	14.37 to 12.05	2,847	1.90 to 1.15	0.43	26.92 to 25.97
	2008	244	11.41 to 9.49	2,746	1.90 to 1.15	1.00	(27.11) to (27.66)
	2007	211	15.77 to 13.02	3,258	1.90 to 1.15	0.59	(4.25) to (6.39)

Small Company Value Trust Series I	2011	152	25.25 to 24.44	3,751	1.75 to 1.40	0.54	(2.30) to (2.64)
	2010	179	25.94 to 25.01	4,530	1.75 to 1.40	1.35	19.67 to 19.26
	2009	215	21.75 to 20.90	4,555	1.75 to 1.40	0.38	25.91 to 25.47
	2008	274	17.34 to 16.60	4,625	1.75 to 1.40	0.68	(28.07) to (28.32)
	2007	372	24.19 to 23.08	8,736	1.75 to 1.40	0.15	(2.58) to (2.92)

Small Company Value Trust Series II	2011	560	19.32 to 12.95	10,926	1.90 to 1.15	0.36	(2.33) to (3.05)
	2010	644	19.93 to 13.26	12,957	1.90 to 1.15	1.17	19.77 to 18.88
	2009	721	16.76 to 11.07	12,174	1.90 to 1.15	0.23	26.02 to 25.08
	2008	787	13.40 to 8.78	10,642	1.90 to 1.15	0.47	(28.05) to (28.59)
	2007	978	18.77 to 12.21	18,683	1.90 to 1.15	0.00	(2.54) to (2.78)

Smaller Company Growth Trust Series I	2011	123	14.83 to 14.72	1,827	1.75 to 1.40	0.00	(8.40) to (8.72)
	2010	164	16.19 to 16.12	2,651	1.75 to 1.40	0.00	23.31 to 22.88
	2009	176	13.13 to 13.12	2,310	1.75 to 1.40	0.00	5.03 to 4.98

Smaller Company Growth Trust Series II	2011	164	14.77 to 14.63	2,411	1.85 to 1.40	0.00	(8.58) to (8.99)
	2010	199	16.15 to 16.07	3,214	1.85 to 1.40	0.00	23.12 to 22.56
	2009	202	13.12 to 13.11	2,643	1.85 to 1.40	0.00	4.96 to 4.89

Strategic Income Opportunities Trust Series I	2011	309	18.60 to 18.10	5,728	1.75 to 1.40	9.88	0.61 to 0.26
	2010	400	18.48 to 18.06	7,359	1.75 to 1.40	7.31	1.61 to 1.56

Strategic Income Opportunities Trust Series II	2011	580	17.86 to 12.79	10,540	1.90 to 1.15	10.00	0.72 to (0.03)
	2010	687	17.86 to 12.70	12,430	1.90 to 1.15	23.27	1.57 to 1.45
	2009	95	16.21 to 15.81	1,517	1.85 to 1.40	6.15	24.68 to 24.12
	2008	85	13.00 to 12.73	1,094	1.85 to 1.40	9.19	(10.04) to (10.44)
	2007	136	14.45 to 14.22	1,943	1.85 to 1.40	1.77	4.06 to 3.59

Total Bond Market Trust A Series II	2011	360	13.21 to 13.12	5,218	2.10 to 1.15	5.36	5.62 to 4.62
	2010	103	12.63 to 12.42	1,348	2.10 to 1.15	3.04	(0.61) to 1.01
	2009	24	13.70 to 12.35	325	1.85 to 1.20	2.06	2.30 to (1.19)
	2008	30	13.49 to 13.39	400	1.85 to 1.40	1.78	4.05 to 3.58
	2007	3	12.97 to 12.93	42	1.85 to 1.40	0.24	3.74 to 3.43

94

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Total Bond Market Trust A Series NAV	2011	69	$14.50 to $14.22	$991	1.55% to 0.80%	3.71%	6.33% to 5.54%
	2010	49	13.64 to 13.47	661	1.55 to 0.80	4.49	4.99 to 4.20
	2009	13	12.99 to 12.93	172	1.55 to 0.80	6.81	3.94 to 3.43

Total Return Trust Series I	2011	711	21.43 to 15.26	15,653	1.75 to 0.80	4.15	3.09 to 2.11
	2010	868	20.99 to 14.81	18,679	1.75 to 0.80	2.29	6.79 to 5.78
	2009	1,056	19.84 to 13.86	21,410	1.75 to 0.80	3.99	11.62 to 10.41
	2008	1,166	18.54 to 17.78	21,108	1.75 to 1.40	4.56	1.33 to 0.98
	2007	1,411	18.29 to 17.60	25,258	1.75 to 1.40	7.46	6.97 to 6.60

Total Return Trust Series II	2011	1,576	18.26 to 17.12	29,434	1.90 to 1.15	3.95	2.52 to 1.76
	2010	1,929	17.94 to 16.70	35,302	1.90 to 1.15	2.09	6.18 to 5.38
	2009	2,189	17.03 to 15.73	37,904	1.90 to 1.15	3.93	12.06 to 11.23
	2008	1,984	15.31 to 14.04	30,864	1.90 to 1.15	4.70	1.43 to 0.67
	2007	1,991	15.21 to 13.84	30,752	1.90 to 1.15	7.20	7.03 to 4.90

Total Stock Market Index Trust Series I	2011	35	11.84 to 11.71	415	1.75 to 1.40	1.18	(1.12) to (1.46)
	2010	42	11.97 to 11.89	496	1.75 to 1.40	1.23	15.57 to 15.17
	2009	55	10.36 to 10.32	564	1.75 to 1.40	1.40	27.08 to 26.63
	2008	76	8.15 to 8.15	620	1.75 to 1.40	1.44	(38.08) to (38.29)
	2007	112	13.21 to 13.17	1,483	1.75 to 1.40	2.10	3.71 to 3.34

Total Stock Market Index Trust Series II	2011	466	15.76 to 15.09	7,180	1.85 to 1.40	1.01	(1.23) to (1.67)
	2010	528	15.95 to 15.35	8,253	1.85 to 1.40	1.08	15.26 to 14.75
	2009	603	13.84 to 13.37	8,170	1.85 to 1.40	1.36	26.74 to 26.17
	2008	715	10.92 to 10.60	7,664	1.85 to 1.40	1.31	(38.16) to (38.44)
	2007	809	17.66 to 17.22	14,027	1.85 to 1.40	1.22	3.05 to (2.45)

Ultra Short Term Bond Trust Series I	2011	2	12.39 to 12.27	20	1.55 to 0.80	1.95	(0.67) to (1.41)

Ultra Short Term Bond Trust Series II	2011	448	12.42 to 12.12	5,491	2.10 to 0.35	2.10	(0.43) to (2.15)
	2010	81	12.47 to 12.38	1,010	2.10 to 0.35	1.48	(0.23) to (0.95)

Utilities Trust Series I	2011	92	20.83 to 20.07	1,886	1.75 to 1.40	3.45	5.17 to 4.80
	2010	107	19.81 to 19.15	2,093	1.75 to 1.40	2.23	12.34 to 11.95
	2009	153	17.63 to 17.11	2,649	1.75 to 1.40	4.94	31.91 to 31.45
	2008	151	13.37 to 13.01	1,985	1.75 to 1.40	2.73	(39.50) to (39.71)
	2007	231	22.10 to 21.59	5,041	1.75 to 1.40	1.93	25.62 to 25.18

Utilities Trust Series II	2011	155	31.94 to 30.59	4,795	1.85 to 1.40	3.43	5.10 to 4.63
	2010	178	30.39 to 29.24	5,251	1.85 to 1.40	2.17	12.04 to 11.54
	2009	206	27.13 to 26.21	5,422	1.85 to 1.40	4.70	31.61 to 31.02
	2008	217	20.61 to 20.00	4,346	1.85 to 1.40	2.45	(39.59) to (39.86)
	2007	251	34.12 to 33.26	8,340	1.85 to 1.40	1.61	25.33 to 24.76

Value Trust Series I	2011	155	24.86 to 13.34	4,240	1.75 to 0.80	1.05	0.18 to (0.77)
	2010	181	25.05 to 13.31	4,974	1.75 to 0.80	0.98	21.25 to 20.10
	2009	208	20.86 to 10.98	4,741	1.75 to 0.80	1.31	38.73 to 29.28
	2008	268	17.09 to 15.04	4,384	1.75 to 1.40	0.98	(41.70) to (41.90)
	2007	367	29.30 to 25.88	10,314	1.75 to 1.40	1.32	6.70 to 6.33

Value Trust Series II	2011	175	19.10 to 14.23	3,236	1.90 to 1.15	0.86	(0.32) to (1.06)
	2010	202	14.27 to 19.30	3,772	1.90 to 1.15	0.79	20.57 to 19.67
	2009	214	16.13 to 11.84	3,344	1.90 to 1.15	1.14	39.18 to 38.14
	2008	231	11.68 to 8.50	2,622	1.90 to 1.15	0.77	(41.64) to (42.07)
	2007	275	20.16 to 14.57	5,423	1.90 to 1.15	1.03	6.76 to 6.40

95

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

(*)

These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

(**)

These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(***)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8.	Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

96

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME
October 1, 1997	FNAL Variable Account	The Manufacturers Life Insurance Company of New York Separate Account A

October 1, 1997	First North American Life Assurance Company	The Manufacturers Life Insurance Company of New York

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc

January 1, 2005	The Manufacturers Life Insurance Company of New York Separate Account A	John Hancock Life Insurance Company of New York Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company of New York	John Hancock Life Insurance Company of New York Separate Account A.

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets.

* * * * *

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

	(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company of New York Separate Account A. [FILED HEREWITH]

	(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company of New York. [FILED HEREWITH]

(b)	Exhibits

	(1)	(a)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the FNAL Variable Account - incorporated by reference to Exhibit (b)(1)(a) to Form N-4, File No. 33-46217 filed February 25, 1998.

		(b)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account - incorporated by reference to Exhibit (b)(1)(b) to Form N-4, File No. 33-46217 filed February 25, 1998.

	(2)	Agreements for custody of securities and similar investments - NOT APPLICABLE.

	(3)	(a)	Underwriting and Distribution Agreement dated January 1, 2002, incorporated by reference to Exhibit 24(b)(3)(a) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

		(b)	General Agent and Broker-Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(b) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

	(c)	Amended and Restated Underwriting and Distribution Agreement dated December 1, 2009, incorporated by reference to Exhibit 24(b)(3)(c) to Post-Effective Amendment No. 4 to Registration Statement, File No. 333-146590, filed on February 1, 2010.

(4)	(a)	(i)	Form of Specimen Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating (v24) - incorporated by reference to Exhibit 24(b)(4)(a)(i) to the Registrant’s Initial Registration Statement on Form N-4 File, No. 333-83558, filed February 28, 2002.

		(ii)	Form of Specimen Income Plus for Life Rider, incorporated by reference to Exhibit 24(b)(4)(b)(vi) to Post-Effective Amendment No. 30 to Registration Statement, File No. 033-79112, filed on April 28, 2008.

		(iii)	Form of Specimen Principal Plus for Life Rider, incorporated by reference to Exhibit 24(b)(4)(b)(vii) to Post-Effective Amendment No. 30 to Registration Statement, File No. 033-79112, filed on April 28, 2008.

		(iv)	Form of Specimen Principal Plus for Life Plus Annual Automatic Step-up Rider, incorporated by reference to Exhibit 24(b)(4)(b)(viii) to Post-Effective Amendment No. 30 to Registration Statement, File No. 033-79112, filed on April 28, 2008.

		(v)	Form of Specimen Principal Returns Rider, incorporated by reference to Exhibit 24(b)(4)(b)(ix) to Post-Effective Amendment No. 30 to Registration Statement, File No. 033-79112, filed on April 28, 2008.

		(vi)	Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Exhibit 24(b)(4)(b)(x) to Post-Effective Amendment No. 30 to Registration Statement, File No. 033-79112, filed on April 28, 2008.

		(vii)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001Q.08-NY), incorporated by reference to Exhibit 24(b)(4)(b)(xi) to Post-Effective Amendment No. 33 to Registration Statement, File No. 033-79112, filed on June 13, 2008.

		(viii)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001NQ.08-NY), incorporated by reference to Exhibit 24(b)(4)(b)(xii) to Post-Effective Amendment No. 33 to Registration Statement, File No. 033-79112, filed on June 13, 2008.

(5)	(a)	(i)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating (v24) - previously filed as Exhibit 24(b)(5)(a)(i) to post-effective amendment no. 8 to Registrant’s Registration Statement on Form N-4 File, No. 33-79112, filed February 25, 2000.

		(ii)	Form of Specimen Flexible Payment Deferred Variable Annuity Application for Venture III (APPVENIII0507-NY), incorporated by reference to Exhibit 24(b)(5)(a)(ii) to Post-Effective Amendment No. 17 to this Registration Statement, File No. 333-83558, filed on June 13, 2008.

		(iii)	Form of Flexible Payment Deferred Variable Annuity Application for Venture III (APPVENIII0507-NY) (0908:120228), incorporated by reference to Exhibit 24(b)(5)(a)(iii) to Post-Effective Amendment No. 18 to this Registration Statement, File No. 333-83558, filed on August 29, 2008.

(6)	(a)	(i)	Declaration of Intention and Charter of First North American Life Assurance Company - incorporated by reference to Exhibit (b)(6)(a)(i) to post-effective amendment no. 7 to Registrant’s Registration Statement on Form N-4 File, No. 33-46217, filed February 25, 1998.

		(ii)	Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company - incorporated by reference to Exhibit (b)(6)(a)(ii) to post-effective amendment no. 7 to Registrant’s Registration Statement on Form N-4 File, No. 33-46217, filed February 25, 1998.

		(iii)	Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York - incorporated by reference to Exhibit (b)(6)(a)(iii) to post-effective amendment no. 7 to Registrant’s Registration Statement on Form N-4 File, No. 33-46217, filed February 25, 1998.

		(iv)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005-Incorporated by reference to Exhibit (b)(6)(a)(iv) to Form N-4, file number 033-79112, filed May 1, 2007.

		(v)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006-Incorporated by reference to Exhibit (b)(6)(a)(v) to Form N-4, file number 033-79112, filed May 1, 2007.

		(vi)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of December 17, 2009, incorporated by reference to Exhibit 24(b)(6)(a)(vi) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on April 30, 2010.

	(b)	(i)	By-Laws of John Hancock Life Insurance Company of New York, as amended and restated as of July 31, 2006, incorporated by reference to Exhibit 24(b)(6)(b)(i) to Post-Effective Amendment No. 1, to Registration Statement, File No. 333-138846, filed on May 1, 2007.

		(ii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on November 19, 2009, incorporated by reference to Exhibit 24(b)(6)(b)(ii) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on May 3, 2010.

		(iii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on December 14, 2010, incorporated by reference to Exhibit 24(b)(6)(b)(iii) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-169797, filed on February 22, 2011.

(7)	Contract of reinsurance in connection with the variable annuity contracts being offered.

	(a)	Automatic Reinsurance Agreement between John Hancock Life Insurance Company of New York (formerly The Manufacturers Life Insurance Company of New York) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(a) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

	(b)	(i)	Variable Annuity Reinsurance Agreement between John Hancock Life Insurance Company of New York (formerly The Manufacturers Life Insurance Company of New York) and ACE Tempest Life Reinsurance Ltd., effective June 30, 2000, incorporated by reference to Exhibit 24(b)(7)(b)(i) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

	(b)	(ii)	Variable Annuity GMIB Reinsurance Agreement between John Hancock Life Insurance Company of New York (formerly The Manufacturers Life Insurance Company of New York) and ACE Tempest Life Reinsurance Ltd., effective December 1, 2002, incorporated by reference to Exhibit 24(b)(7)(b)(ii) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(i)	Administrative Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.), effective January 1, 2001, incorporated by reference to Exhibit 24(b)(8)(a) to Post-Effective Amendment No. 5 to Registration Statement, File No. 333-61283, filed on April 30, 2002.

	(ii)	Investment Services Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of New York - incorporated by reference to Exhibit 1(A)(8)(c) to pre-effective amendment no. 1 to The Manufacturers Life Insurance Company of New York Separate Account B Registration Statement on Form S-6, filed March 16, 1998.

	(iii)	(A)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

		(B)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

		(C)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

		(D)	Shareholder Information Agreement dated October 16, 2007 between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and DWS Scudder Distributors, Inc. on behalf of series of the DWS Investments VIT Funds. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.

		(E)	Participation Agreement dated April 30, 2004 among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC, incorporated by reference to Exhibit (26)(H)(1) to Pre-Effective Amendment No. 2 to Registration Statement, File No. 333-152406, filed November 21, 2008.

		(F)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

		(G)	Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to Post-Effective Amendment No. 24, File No. 333-70728, filed on April 28, 2008.

(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered- Incorporated by reference to Exhibit (A)(9) to pre-effective amendment no. 1 to this registration statement filed on September 6, 2002.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)	All financial statements omitted from Item 23, Financial Statements - NOT APPLICABLE.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - NOT APPLICABLE.

(13)	Schedules of computations - Incorporated by reference to Exhibit (b)(13) to post effective amendment no. 2 to Form N-4, file number 33-76162 filed March 1, 1996.

(14)	(a)	Powers of Attorney for John D. DesPrez, III, Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Bradford J. Race, Jr., Rex Schlaybaugh, Jr., and John G. Vrysen - incorporated by reference to Exhibit 24(b)(14)(a) to Post-Effective Amendment No. 21 to this Registration Statement, File No. 333-83558, filed on May 3, 2010.

	(b)	Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(14)(b) to Post-Effective Amendment No. 22 to this Registration Statement, File No. 333-83558, filed August 2, 2010.

	(c)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(14) to this Registration Statement, filed on May 2, 2011.

	(d)	Power of Attorney for Marianne Harrison. [FILED HEREWITH]

Item 25.	Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF APRIL 9, 2012

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
James R. Boyle***	Chairman
James D. Gallagher*	Director and President
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Steven Finch*	Executive Vice President and Chief Financial Officer
Ruth Ann Fleming*	Director
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer - U.S. Investments
Marianne Harrison†	Director
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director and Senior Vice President
Jonathan Chiel*	Executive Vice President and General Counsel - John Hancock
Marc Costantini*	Executive Vice President
Michael Doughty††††	Executive Vice President
Peter Levitt**	Executive Vice President and Treasurer
Hugh McHaffie*	Executive Vice President
Kevin J. Cloherty*	Senior Vice President
Peter Gordon***	Senior Vice President
Allan Hackney*	Senior Vice President and Chief Information Officer
David Longfritz*	Senior Vice President and Chief Marketing Officer
Gregory Mack*	Senior Vice President
Lynne Patterson*	Senior Vice President
Craig R. Raymond*	Senior Vice President, Chief Actuary, and Chief Risk Officer
Diana L. Scott*	Senior Vice President
Alan R. Seghezzi***	Senior Vice President
Tony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***	Vice President
Roy V. Anderson*	Vice President
Arnold Bergman*	Vice President
Stephen J. Blewitt***	Vice President
Robert Boyda*	Vice President
John E. Brabazon***	Vice President
Bob Carroll*	Vice President
Brian Collins†	Vice President
Art Creel*	Vice President
John J. Danello*	Vice President
Anthony J. Della Piana***	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Edward Eng**	Vice President
Paul Gallagher†††	Vice President
Ann Gencarella***	Vice President
Richard Harris**	Vice President and Appointed Actuary
John Hatch*	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Roy Kapoor**	Vice President
Mitchell Karman***	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer - Retail Funds/Separate Accounts
David Kroach*	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF APRIL 9, 2012

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Cynthia Lacasse***	Vice President
Denise Lang**	Vice President
Robert Leach*	Vice President
Scott Lively*	Vice President
Robert F. Lussky, Jr.*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John Maynard†	Vice President
Janis K. McDonough***	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Peter J. Mongeau†	Vice President
Steven Moore**	Vice President
Scott Morin*	Vice President
Curtis Morrison***	Vice President
Tom Mullen*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
Jacques Ouimet†	Vice President
Gary M. Pelletier***	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Thomas Samoluk*	Vice President
Gordon Shone*	Vice President
Rob Stanley*	Vice President
Yiji S. Starr*	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries*	Vice President
Karen Walsh*	Vice President
Linda A. Watters*	Vice President
Joseph P. Welch†	Vice President
Jeffery Whitehead*	Vice President
Henry Wong***	Vice President
Randy Zipse***	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5

Item 26. Persons Controlled by or under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company of New York (the “Company”), operated as a unit investment trust. Registrant supports certain benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2011 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES — December 31, 2011

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
38%
John Hancock Investment Management Services, LLC (Delaware)
57%
5%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Declaration Management & Research LLC (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
NAL Resources Management Limited (Canada)
Manulife Bank of Canada (Canada)
Manulife Canada Ltd. (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Holdings Limited (England)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
PT Asuransi Jiwa Manulife Indonesia (1) (Indonesia)
95%
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
95.1%
99.9999%
Manulife Asset Management (Thailand) Company Limited (Thailand)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
58.72%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management (Malaysia) Sdn Bhd (Malaysia)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.

As of March 31, 2012, there were 10,260 qualified and 8,301 non-qualified contracts of the series offered hereby outstanding.

Item 28. Indemnification.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section 1. General. The Corporation shall indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative (other than by or in the right of the Corporation except as provided in Section 2 of Article VII hereof) by reason of the fact that the person:

(a)	is or was a Director, officer or employee of the Corporation, or

(b)	is or was serving at the specific request of the Corporation as a Director, officer, employee or trustee of another corporation, partnership, joint venture, trust or other enterprise,

against all expenses (including but not limited to solicitors’ and attorneys’ fees) judgments, fines and amounts in settlement, actually and reasonably incurred by the person in connection with such action, suit or proceeding (other than those specifically excluded below) if the person acted honestly, in good faith, with a view to the best interests of the Corporation or the enterprise the person is serving at the request of the Corporation, and within the scope of his or her authority and normal activities, and, in the case of any criminal or administrative action or proceeding, the person had reasonable grounds for believing that his or her conduct was lawful.

The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not of itself create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal action or proceeding, that the person did not have reasonable grounds for believing that his or her conduct was lawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steven Finch***, Lynne Patterson*, Alan Seghezzi***, Christopher Walker** and Karen Walsh*) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Item 31. Management Services.

The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company (U.S.A.) (“Manulife USA”). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.

Item 32. Undertakings.

(a)	Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company of New York (the “Company”) hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

The Company is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 30th day of April, 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
(Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(Depositor)

By:	/s/ James D. Gallagher
James D. Gallagher
Director and President

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ James D. Gallagher
James D. Gallagher
Director and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 30th day of April, 2012.

SIGNATURE	TITLE

/s/ James D. Gallagher James D. Gallagher	Director and President (Principal Executive Officer)

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* James R. Boyle	Chairman

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Ruth Ann Fleming	Director

* Marianne Harrison	Director

* Scott S. Hartz	Director

* Rex Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

*/s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	Senior Counsel—Annuities

EXHIBIT INDEX

ITEM NO.	DESCRIPTION
24(b)(10)	Consent of Independent Registered Public Accounting Firm
24(b)(14)(d)	Power of Attorney for Marianne Harrison